UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
March 31, 2021
Classes A, C, I, P, P2, P3, R, R6 and W
Fixed-Income Funds
■
Voya GNMA Income Fund

■
Voya High Yield Bond Fund

■
Voya Intermediate Bond Fund

■
Voya Short Term Bond Fund

■
Voya Strategic Income Opportunities Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from each fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Tracing the Outlines of a Better Future
Dear Shareholder,
The year 2020 will be remembered for generations — for the sheer magnitude of the changes to our daily lives, for the illness and loss of life, for scientific research and development breakthroughs; and for the dedication of the essential healthcare professionals and hospital staffs who worked tirelessly to help the victims of the COVID-19 pandemic. Their heroic efforts have been profoundly beneficial to all of humanity. Financial historians will look back at 2020 through a different lens: one that views the scope, swiftness and size of the fiscal and monetary stimulus that was brought to bear against the pandemic. In the future, it will be the year against which all economic crises, financial collapses and recessions will be measured.
Reflecting on these perspectives, we feel fortunate to stand here now, looking back on the twelve months of this reporting period that began with the emergence of the COVID-19 pandemic. After months of fear and tumult, we are making progress against the virus and there are signs that the global economy is beginning to recover; though there is still a long way to go, we now can trace the outlines of a post-COVID-19 world.
In our view, the outlook for U.S. economic growth in 2021 continues to strengthen. Vaccinations are accelerating, economic mobility and activity are broadening and support from government is unflagging. Significant savings built up throughout the pandemic, coupled with massive fiscal stimulus and more coming, have ignited a consumption boom that we believe is in the early innings. Measures of inflation expectations were little changed to lower since April. It would not surprise us to see inflation continue to rise, but we believe that any sizable increases in inflation will be transitory. Global interest rates appear likely to go higher, in our view. In our opinion, the global economy should also experience higher than normal growth, but there is more uncertainty around this, as vaccination progress varies considerably across countries and is rising in pockets. As a result, we believe that the global recovery is likely to be uneven; nevertheless, we believe the overall trajectory is up, which is a positive for stocks.
Of course there are still uncertainties, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your financial advisor before making any changes to your portfolio.
We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
April 15, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Benchmark Descriptions

Index	Description
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	The index is designed to track the performance of a synthetic asset paying London Interbank Offered Rate (“LIBOR”) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
Bloomberg Barclays GNMA Index	An index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Universal Bond Index	The index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Portfolio Managers’ Report	Voya GNMA Income Fund

Investment Type Allocation as of March 31, 2021 (as a percentage of net assets)

U.S. Government Agency Obligations	59.6%
Collateralized Mortgage Obligations	49.7%
Commercial Mortgage-Backed Securities	1.7%
Asset-Backed Securities	0.1%
Liabilities in Excess of Other Assets*	(11.1)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.
Performance: For the year ended March 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.08%, compared to the Bloomberg Barclays GNMA Index (the “Index” or “Bloomberg Barclays GNMA”), which returned -0.36%, for the same period.
Portfolio Specifics: The past twelve months have been nothing short of incredible, beginning with a massive fiscal and monetary response to the COVID-19 pandemic. The Federal Reserve (the “Fed”) took swift actions bringing short-term interest rates near zero and reintroducing large-scale asset purchases while Congress passed emergency payments to those affected by job losses. These decisive and timely policy actions played an important role in supporting the initial stages of recovery. The recovery continued for the next three quarters as low interest rates spurred growth in U.S. housing and provided healing for credit sectors.
While short term interest rates remained floored by Federal Open Market Committee policy, longer-term rates showed increased levels of volatility over the year with the 10-year U.S. Treasury yield ranging from a low of 0.51% in early August, to a high of 1.74% at the end of the fiscal year. In our opinion, rate volatility is typically a headwind for callable bonds, especially mortgage-backed securities (“MBS”), and the low-rate environment resulted in one of the longest and deepest refinance waves on record. Nevertheless, overwhelming monetary support from the Fed, in the form of massive purchases, allowed MBS to perform well with the overall market providing 0.79% excess return relative to U.S. Treasuries.
As mentioned, historically low interest rates drove prepayment speeds to near record levels. MBS coupons that were not supported by Fed purchases lagged due to low carry and high amortization. Premiums for prepay protected collateral spiked higher as investors sought shelter from the persistent refinancing wave.
The Fund performed consistently well throughout the last twelve months with excess performance every quarter. The official gross total return and excess return versus Treasuries for the fiscal year was 1.96% and 2.32%, respectively.
Performance of the Fund was largely driven by security selection in GNMA pools and off-benchmark collateralized mortgage obligation (“CMO”) holdings. Duration and curve had minor impact on the portfolio.
Net asset value in the Fund steadily increased during the year with inflows more than offsetting outflows as investors desired high-quality diversification.
The Fund only uses Treasury futures to hedge exposure to interest rate risk. The net impact of duration and curve on the portfolio through the use of Treasury futures was positive for the fiscal year.
Current Strategy & Outlook: Agency mortgages continue to be a monetary policy tool, providing accommodative financial conditions and supporting growth. We expect the Fed to add MBS at the current pace of $40 billion net per month through much of 2021 and may increase mortgage holdings on its balance sheet to $3 trillion by the end of this easing cycle. Production coupons in the TBA market are also expected to continue to finance below 1-month London interbank offer rate, prompted by the Fed’s presence.
In terms of supply and demand, we believe net issuance for the year 2021 may set another record at ~$6000 billion. We believe the Fed purchases will consume a majority of that amount, in our view, while U.S. domestic banks’ demand is expected to be steady due to increasing deposit and reserves following the latest fiscal stimulus package.
We believe that prepayment speeds will begin to slow for agency mortgages as rates drift modestly higher, and while the technical environment is supportive near-term, fundamentally, spreads are tight by historical standards for generic pools.
With this in mind, we continue to manage the Fund seeking high current income investments while also taking advantage of tactical opportunities in the marketplace. The focus remains on specified GNMA pools and CMOs that provide what we believe to be attractive current income while minimizing prepayment and extension risks.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya GNMA Income Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2021
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-1.45%	1.64%	2.36%
Class C(2)	-0.56%	1.41%	1.87%
Class I	1.50%	2.48%	2.93%
Class P(3)	1.81%	2.55%	2.97%
Class R6(3)	1.48%	2.48%	2.93%
Class W	1.45%	2.44%	2.90%
Excluding Sales Charge:
Class A	1.08%	2.16%	2.63%
Class C	0.44%	1.41%	1.87%
Class I	1.50%	2.48%	2.93%
Class P(3)	1.81%	2.55%	2.97%
Class R6(3)	1.48%	2.48%	2.93%
Class W	1.45%	2.44%	2.90%
Bloomberg Barclays GNMA	-0.36%	2.22%	2.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya GNMA Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class P incepted on May 22, 2020 and R6 incepted on July 31, 2020. The Class P and Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya High Yield Bond Fund

Sector Diversification as of March 31, 2021 (as a percentage of net assets)

Consumer, Cyclical	22.7%
Consumer, Non-cyclical	15.5%
Communications	15.5%
Energy	12.3%
Industrials	9.9%
Basic Materials	7.1%
Financials	5.2%
Technology	4.8%
Utilities	1.8%
REITs – Hotels	0.8%
Consumer Staples	0.2%
Health Care	0.1%
Assets in Excess of Other Liabilities*	4.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, and Rick Cumberledge, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.76%, compared to the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned 23.65%, for the same period.
Portfolio Specifics: An underweight in energy-related sectors was the primary contributor to underperformance. Those sectors faltered due to the huge drop in oil prices in March 2020, where downgrades and bankruptcies plagued the sector and we took a bearish view of commodity prices given abundant supply and declining global demand. Energy-related “fallen angels” (bonds that were initially given investment-grade rating but have since been reduced to junk bond status), such as Occidental Petroleum Corp. and Continental Resources Inc., entered the Index at what we believed to be relatively attractive pricing; this was followed by a rally, and as the high-yield (“HY”) market began to purchase these fallen angel bonds, positioning lagged the Index, which detracted from performance. In combination with the fallen angel positioning lag, during the rebound, the stressed sector rallied as the broader energy-related sectors gained strong momentum across the board as oil prices rose.
Based on our views of consumer strength prior to the COVID-19 pandemic, we had a positive view on leisure and gaming industries. Although the sector was impacted by the pandemic, the Fund benefitted the most from
Top Ten Holdings as of March 31, 2021* (as a percentage of net assets)

Sprint Corp., 7.125%, 06/15/24	0.7%
HCA, Inc., 5.375%, 02/01/25	0.6%
Bausch Health Americas, Inc., 8.500%, 01/31/27	0.5%
Occidental Petroleum Corp., 4.200%, 03/15/48	0.5%
Occidental Petroleum Corp., 6.625%, 09/01/30	0.5%
Univision Communications, Inc., 6.625%, 06/01/27	0.5%
Freeport-McMoRan, Inc., 4.125%, 03/01/28	0.5%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/32	0.4%
L Brands, Inc., 6.750%, 07/01/36	0.4%
SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.500%, 06/15/25	0.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
security selection within the gaming sector. As casinos began to reopen, we favored regional casinos which bounced back more quickly than Las Vegas casinos as air travel and the convention business were slower to recover in the COVID-19 environment. In a year where idiosyncratic risk is high and security selection is key, the Fund benefitted from selection within the technology sector and the wirelines sector. The Fund also benefitted from a substantial underweight in the financials sector, as the sector lagged the overall market.
Current Strategy & Outlook: We believe credit fundamentals for the HY market are improving as we continue to see quarter-over-quarter momentum as the vaccine is distributed and the United States continues to reopen. There is still upside in operating results for COVID-19-impacted issuers, but not as much room for upside in their bond prices. We are also seeing strength in some non-COVID-19-impacted consumer and industrial issuers. In our opinion, issuer ratings have generally stabilized, and defaults are trickling through, although a new wave is not currently on the horizon. Overall, we believe valuations are reasonable though moving to uncomfortably tight levels.
Relative to energy, we remain cautious on the oil field services sector given the challenged fundamentals, though we continue to be overweight to exploration and production issuers. Additionally, the Fund continues to focus on security selection, making calls on credit risk over interest rate risk, as the Fund maintained duration in line with the Index over the period. Sectors we favor include building materials, which has benefited from a healthy housing market; chemicals; and media and entertainment. In a market where investors are searching for yield, we remain focused on finding pockets of value in this increasingly tight market.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya High Yield Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Class P June 14, 2013	Since Inception of Class R January 30, 2014	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	16.76%	5.83%	5.61%	—	—	—
Class C(2)	17.88%	5.62%	5.10%	—	—	—
Class I	20.19%	6.76%	6.26%	—	—	—
Class P	20.96%	7.46%	—	6.02%		—
Class P3	21.18%	—	—	—	—	7.16%
Class R	19.44%	6.14%	—	—	4.44%	—
Class R6(3)	20.39%	6.80%	6.08%	—	—	—
Class W(3)	20.03%	6.65%	6.28%	—	—	—
Excluding Sales Charge:
Class A	19.76%	6.38%	5.87%	—	—	—
Class C	18.88%	5.62%	5.10%	—	—	—
Class I	20.19%	6.76%	6.26%	—	—	—
Class P	20.96%	7.46%	—	6.02%	—
Class P3	21.18%	—	—	—	—	7.16%
Class R	19.44%	6.14%	—	—	4.44%	—
Class R6(3)	20.39%	6.80%	6.08%	—	—	—
Class W(3)	20.03%	6.65%	6.28%	—	—	—
Bloomberg Barclays High Yield Bond – 2% Issuer Constrained Composite	23.65%	8.04%	6.47%	5.84%	5.61%	6.98%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class W incepted on July 29, 2011 and Class R6 incepted on August 3, 2016. The Class W and Class R6 shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Intermediate Bond Fund

Investment Type Allocation as of March 31, 2021 (as a percentage of net assets)

Corporate Bonds/Notes	39.1%
Collateralized Mortgage Obligations	16.9%
Asset-Backed Securities	15.8%
U.S. Government Agency Obligations	11.3%
Commercial Mortgage-Backed Securities	7.7%
U.S. Treasury Obligations	7.3%
Sovereign Bonds	3.0%
Purchased Options	0.1%
Liabilities in Excess of Other Assets*	(1.2)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, and David Goodson, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.12% compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index” or “Bloomberg Barclays U.S. Aggregate Bond”), which returned 0.71% for the same period.
Portfolio Specifics: One year on from the COVID-19 pandemic has witnessed a broad recovery in the economy and financial markets. Economic momentum which initially relied on fiscal stimulus in the immediate aftermath of nationwide lockdowns, has been enhanced through stronger consumer and business sentiment with the announcement and successful rollout of vaccines. As economic concerns receded, U.S. Treasury yields began to rise, serving as a headwind to performance later in the period. Meanwhile, the Federal Reserve (the “Fed”) has signaled its intention to leave official rates low until there are definitive signs of inflation.
Performance was largely driven by sector allocation decisions, followed by security selection and then duration and yield curve positioning. Positive sector decisions which included underweights in U.S. Treasuries added to performance as the economy rebounded significantly after the Fed and U.S. Treasury implemented a range of programs to stabilize credit markets, and the U.S. Congress passed fiscal programs to support workers and employers. Corporate bonds spanning investment-grade and high-yield started the rally and quickly encompassed AAA-rated asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”) securities eligible for the reintroduction of the term asset-backed securities loan facility program. While corporate sectors initially outperformed, securitized sectors responded positively with the announcements of the approval of COVID-19 vaccines, from Pfizer and Moderna, in early November,
Top Ten Holdings as of March 31, 2021 (as a percentage of net assets)

United States Treasury Note, 0.250%, 03/15/24	2.1%
United States Treasury Bond, 1.875%, 02/15/41	1.5%
United States Treasury Note, 0.750%, 03/31/26	1.2%
United States Treasury Note, 0.125%, 03/31/23	1.0%
Uniform Mortgage-Backed Securities, 2.000%, 05/01/50	1.0%
United States Treasury Note, 1.250%, 03/31/28	0.7%
Ginnie Mae, 3.000%, 07/20/50	0.7%
United States Treasury Bond, 1.625%, 11/15/50	0.7%
Ginnie Mae, 2.500%, 05/01/50	0.6%
Uniform Mortgage-Backed Securities, 2.500%, 05/25/50	0.5%
Portfolio holdings are subject to change daily.
which fueled optimism for a broader re-engagement across the economy. Security selection added over the period. Positive security selection was led by ABS and CMBS. Security selection in ABS benefited from investments in higher-yielding CLOs, and CMBS security selection contributions came from more credit sensitive investments, as the recovery strengthened and CMBS delinquency rates declined. We believe investment grade corporate decisions, that included a pivot to more aggressive security selection after market volatility, created attractive opportunities. Agency mortgage-backed securities security selection, that included investments in collateralized mortgage obligations, added. Duration and yield curve positioning modestly added to performance, reflecting a modest overweight to duration positioning in the second quarter of 2020, and a bias towards curve steepening in the second half of 2020 that contributed to performance.
The Fund primarily used futures and swaps for cash management purposes. As a result, derivatives had a negative impact on performance during the reporting period.
Current Strategy & Outlook: Recently, we believe investors have shifted their focus to inflation and rate volatility. Since late last year, we have maintained the view that inflation is more of a “cyclical” phenomenon rather than a “structural” risk. As we signaled in our 2021 outlook, spreads across sectors continue to tighten, while not there quite yet, are approaching levels that are uncomfortably tight, in our opinion. In this type of narrow spread environment, we believe what you avoid is just as important as what you invest in. The same is true for the risks you seek to hedge, in our view. Given our current view of inflation, we believe inflation is appropriately priced into the Treasury inflation-protected securities (“TIPS”) market. While inflation is a risk we will continue to monitor, we have avoided TIPS, thus far, based on our outlook, and we are finding better risk-adjusted opportunities in sectors that we believe can continue to benefit from the economic recovery.
As for interest rates, Fed officials have repeatedly said they are in no hurry to change policy until their inflation and labor market goals are realized. So far, changes in employment and their average inflation targeting remain below the Fed’s goals and affirm the appropriateness of the Fed’s commitment to low policy rates. We expect the yield curve will continue to gradually steepen through year-end, likely with bouts of intermittent volatility along the way, and we believe the 10-year U.S. Treasury yield could approach 2% by the end of 2021. Against this market backdrop, we are biased to underweight duration positioning and overweight corporate credit, non-agency residential mortgage-backed securities and CMBS.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Intermediate Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	3.46%	3.19%	3.95%	—
Class C(2)	4.34%	2.94%	3.42%	—
Class I	6.57%	4.08%	4.55%	—
Class P3	6.83%	—	—	6.09%
Class R	5.86%	3.46%	3.95%	—
Class R6(3)	6.50%	4.10%	4.56%	—
Class W	6.39%	3.99%	4.59%	—
Excluding Sales Charge:
Class A	6.12%	3.71%	4.21%	—
Class C	5.34%	2.94%	3.42%	—
Class I	6.57%	4.08%	4.55%	—
Class P3	6.83%	—	—	6.09%
Class R	5.86%	3.46%	3.95%	—
Class R6(3)	6.50%	4.10%	4.56%	—
Class W	6.39%	3.99%	4.59%	—
Bloomberg Barclays U.S. Aggregate Bond	0.71%	3.10%	3.44%	5.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Short Term Bond Fund

Investment Type Allocation as of March 31, 2021 (as a percentage of net assets)

Corporate Bonds/Notes	44.4%
Commercial Mortgage-Backed Securities	19.2%
Asset-Backed Securities	18.6%
U.S. Treasury Obligations	8.3%
Collateralized Mortgage Obligations	7.0%
U.S. Government Agency Obligations	0.3%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, and David Goodson, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2021, the Fund’s Class A shares provided a total return of 6.48% compared to the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond”), which returned 1.57%, for the same period.
Portfolio Specifics: A year ago, markets were rattled as the COVID-19 pandemic was starting to take hold and sending countries into lockdown. Since that initial drawdown, spread sectors have retraced much of their losses. The Federal Reserve Board (“Fed”) aided this recovery process with their promise to keep interest rates low for as long as would take the economy to reach the Fed’s unemployment and inflation goals. Meanwhile, markets were dealt additional uncertainty with an unclear presidential election underway. Once this uncertainty subsided, however, the Biden administration began to focus on producing vaccines and passing additional stimulus relief for COVID-19. Expectations of a faster vaccination program and a $1.9 trillion fiscal stimulus package propelled U.S. Treasury yields higher and began to raise concerns over inflation. Over the reporting period ended March 31, 2021, two-year rates were relatively stable as the Fed held short-term rates low and constant; the Index had a positive return.
Sector allocation contributed most to performance over the reporting period, while contributions from security selection were more modest. During the period, overweights to commercial mortgage-backed securities (“CMBS”) made the largest contribution to performance. Despite the COVID-19 pandemic’s adverse impact on commercial real estate, this sector has recovered as the economy has regained momentum and vaccine distribution has improved. Following closely behind, overweights within
Top Ten Holdings as of March 31, 2021* (as a percentage of net assets)

United States Treasury Note, 0.250%, 03/15/24	3.7%
United States Treasury Note, 1.750%, 03/31/22	2.8%
United States Treasury Note, 0.125%, 03/31/23	1.7%
Bank of America Corp., 3.004%, 12/20/23	0.8%
Freddie Mac 3049 XF, 0.456%, 05/15/33	0.7%
VMC Finance 2019-FL3 A LLC, 1.208%, 09/15/36	0.6%
Morgan Stanley, 3.750%, 02/25/23	0.6%
DBRR 2011-LC2 A4B Trust, 4.537%, 07/12/44	0.5%
Credit Suisse Mortgage Capital Certificates 2019-ICE4 B, 1.336%, 05/15/36	0.5%
WFRBS Commercial Mortgage Trust 2011-C5 A4, 3.667%, 11/15/44	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
asset-backed securities (“ABS”) also made significant contributions to relative results. During most of the period, ABS were largely supported by the Term Asset-Backed Securities Loan Facility, a program created by the Fed in November of 2008 to boost consumer spending in order to help jumpstart the economy. In the first quarter of 2021, ABS were supported by re-energized consumer spending and deals that were well bid.
Modest overweights in non-agency, residential mortgage-backed securities also contributed to results as that sector was supported by the low-rate environment and strength of the housing market. The Fund’s overweights to corporate high yield bonds contribute to performance; investment grade corporate bonds contributed to a lesser degree. The Fund’s underweight to U.S. Treasuries also contributed to performance. Also within security selection, investment grade corporates made the largest contribution to returns; the Fund’s exposure consisted primarily within the financial and industrial sub-sectors. Duration modestly detracted from performance, driven primarily by the rate sell-off that occurred towards the end of the reporting period.
During the reporting period, the Fund used swaps and futures primarily for cash management purposes. As a result, derivatives had a positive impact on performance.
Current Strategy & Outlook: Over the quarter, we believe investors have shifted their focus to inflation and rate volatility. Since late last year, we have maintained the view that inflation is more of a “cyclical” phenomenon than a “structural” risk. As we signaled in our 2021 outlook, yield spreads across sectors continue to tighten, and while not there quite yet, are approaching levels that are uncomfortably tight, in our opinion. In this type of narrow spread environment, we believe what one avoids may be just as important as what one invests in. The same is true for the risks one seeks to hedge, in our view. Given our current view of inflation, we believe inflation is appropriately priced into the Treasury inflation protected securities (“TIPS”) market. While inflation is a risk we will continue to monitor, we have avoided TIPS thus far based on our outlook. We are finding better risk-adjusted opportunities in sectors that we believe can continue to benefit from the economic recovery.

Voya Short Term Bond Fund	Portfolio Managers’ Report

As for interest rates, Fed officials have repeatedly said they are in no hurry to change policy until their inflation and labor market goals are realized. So far, changes in employment and their average inflation targeting remain below the Fed’s goals and affirm the appropriateness of the Fed’s commitment to low policy rates. Against this market backdrop, we are biased to underweight duration positioning and overweight corporate credit, CMBS and ABS.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Short Term Bond Fund

Average Annual Total Returns for the Periods Ended March 31, 2021
	1 Year	5 Year	Since Inception of Classes A, C, I, and W December 19, 2012	Since Inception of Class R July 31, 2014	Since Inception of Class P3 June 1, 2018	Since Inception of Class P2 October 22, 2019
Including Sales Charge:
Class A(1)	3.87%	1.60%	1.37%	—	—	—
Class C(2)	4.69%	1.35%	0.92%	—	—	—
Class I	6.81%	2.40%	1.97%	—	—	—
Class P2	7.03%	—	—	—	—	3.25%
Class P3	7.13%	—	—	—	3.86%	—
Class R	6.32%	1.92%	—	1.61%	—	—
Class R6(3)	6.83%	2.43%	2.01%	—	—	—
Class W	6.84%	2.41%	1.96%	—	—	—
Excluding Sales Charge:
Class A	6.48%	2.11%	1.69%	—	—	—
Class C	5.69%	1.35%	0.92%	—	—	—
Class I	6.81%	2.40%	1.97%	—	—	—
Class P2	7.03%	—	—	—	—	3.25%
Class P3	7.13%	—	—	—	3.86%	—
Class R	6.32%	1.92%	—	1.61%	—	—
Class R6(3)	6.83%	2.43%	2.01%	—	—	—
Class W	6.84%	2.41%	1.96%	—	—	—
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.57%	2.00%	1.58%	1.79%	3.16%	2.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Short Term Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on July 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2021 (as a percentage of net assets)

Collateralized Mortgage Obligations	23.8%
Commercial Mortgage-Backed Securities	18.9%
Corporate Bonds/Notes	17.0%
Asset-Backed Securities	16.8%
Bank Loans	13.7%
Sovereign Bonds	4.7%
U.S. Treasury Obligations	0.8%
Purchased Options	0.1%
Common Stock	0.0%
Preferred Stock	0.0%
Convertible Bonds/Notes	0.0%
Warrants	0.0%
U.S. Government Agency Obligations	0.0%
Assets in Excess of Other Liabilities*	4.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Strategic Income Opportunities Fund (the “Fund”) seeks total return through income and capital appreciation through all market cycles. The Fund is managed by Matthew Toms, CFA, Brian Timberlake, Ph.D., CFA, and Sean Banai, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.99% compared to the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index and the Bloomberg Barclays U.S. Universal Bond Index, which returned 0.64% and 2.95% respectively, for the same period.
Portfolio Specifics: For the 12-month period ended March 31, 2021, the Fund’s Class A shares outperformed its benchmark, the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index, on a net- and gross-of-fees basis. Positive absolute and relative performance was driven by sector allocation and security selection; in contrast, currency exposures and duration and yield-curve positioning detracted. The trailing 12 months reflects the recovery and rebound for both the economy and financial markets post-COVID-19.
For the reporting period, the Fund outperformed the Bloomberg Barclays U.S. Universal Bond Index. Outperformance was driven primarily by the Fund’s allocations to non-government sectors. The Fund’s bias towards securitized credit was the largest contributor to performance. Within securitized credit, the Fund’s exposures to commercial mortgage-backed securities (“CMBS”), non-agency residential mortgage-backed securities (“RMBS”) and credit risk transfer (“CRT”) securities were additive. CRT yield spreads widened significantly versus comparable-maturity U.S. Treasury yields early in the period but
Top Ten Holdings as of March 31, 2021* (as a percentage of net assets)

Benefit Street Partners CLO XII Ltd. 2017-12A A1, 1.491%, 10/15/30	0.6%
Prima Capital CRE Securitization 2019-7A D Ltd., 4.250%, 12/25/50	0.5%
Sound Point CLO XXVIII Ltd. 2020-3A A1, 1.535%, 01/25/32	0.5%
GS Mortgage Securities Trust 2012-GCJ7 E, 5.000%, 05/10/45	0.5%
Prima Capital CRE Securitization 2019-RK1 DD Ltd., 3.500%, 04/15/38	0.4%
Turkey Government Bond, 11.000%, 02/24/27	0.4%
WFRBS Commercial Mortgage Trust 2013-C17 D, 5.039%, 12/15/46	0.4%
Apidos CLO XXII 2015-22A BR, 2.174%, 04/20/31	0.4%
WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/48	0.4%
JP Morgan Mortgage Trust 2018-8 B1, 4.186%, 01/25/49	0.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
recovered dramatically later in the year. At the sector level, allocations to agency mortgage-backed securities did not significantly impact performance. While the Fund’s allocations to investment-grade and high-yield corporate bonds were more modest, corporate credit also contributed as corporate spreads tightened as the market continued its recovery. Emerging market allocations also added, benefiting from the recovery in the global economy and continued accommodative monetary policies from developed central banks.
The Fund’s security selection was more muted. In the securitized sectors, exposure to more credit-sensitive non-agency CMBS was the largest contributor. Positive security selection within asset-backed securities was largely attributable to higher-yielding collateralized loan obligations, while investments in collateralized mortgage obligations also added. Duration and yield curve positioning detracted slightly as interest rates rose late in the period.
Treasury futures, an offsetting hedge used to mitigate interest rate volatility, added to performance. CDX, a credit default swap index used to hedge credit volatility, also contributed to results during the reporting period, as did foreign exchange positioning and options.
Current Strategy & Outlook: Over the quarter, we believe investors have shifted their focus to inflation and rate volatility. Since late last year, we have maintained the view that inflation is more of a “cyclical” phenomenon rather than a “structural” risk. As we signaled in our 2021 outlook, spreads across sectors continue to tighten, and while not there quite yet, are approaching levels that are uncomfortably tight, in our opinion. In this type of narrow spread environment, we believe what you avoid is just as important as what you invest in. The same is true for the risks you seek to hedge, in our view. Given our current view of inflation, we believe inflation is appropriately priced into the Treasury inflation-protected securities (TIPS) market. While inflation is a risk we will continue to monitor, we have avoided TIPS, thus far, based on our outlook, and we are finding better risk-adjusted opportunities in sectors that we believe can continue to benefit from the economic recovery.

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

As for interest rates, Federal Reserve (the “Fed”) officials have repeatedly said they are in no hurry to change policy until their inflation and labor market goals are realized. So far, changes in employment and their average inflation targeting remain below the Fed’s goals and affirm the appropriateness of the Fed’s commitment to low policy rates. We expect the yield curve will continue to gradually steepen through year end, likely with bouts of intermittent volatility along the way, and we believe that the 10-year U.S. Treasury yield could approach 2% by the end of 2021. Against this market backdrop, we are biased to underweight duration positioning and overweight corporate credit, non-agency RMBS and CMBS.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2021
	1 Year	5 Years	Since Inception of Classes A, C, I, R, and W November 2, 2012
Including Sales Charge:
Class A(1)	12.16%	3.92%	3.34%
Class C(2)	13.20%	3.68%	2.86%
Class I	15.35%	4.81%	4.02%
Class P(3)	15.82%	5.01%	4.14%
Class R	14.81%	4.18%	3.37%
Class R6(3)	15.46%	4.80%	4.01%
Class W	15.42%	4.74%	3.82%
Excluding Sales Charge:
Class A	14.99%	4.44%	3.66%
Class C	14.20%	3.68%	2.86%
Class I	15.35%	4.81%	4.02%
Class P(3)	15.82%	5.01%	4.14%
Class R	14.81%	4.18%	3.37%
Class R6(3)	15.46%	4.80%	4.01%
Class W	15.42%	4.74%	3.82%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity	0.64%	1.49%	1.00%
Bloomberg Barclays U.S. Universal Bond	2.95%	3.59%	3.08%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Income Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on October 23, 2015 and Class P incepted on February 1, 2019. The Class R6 and Class P shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

shareholder expense examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2021*	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2021*
Voya GNMA Income Fund
Class A	$1,000.00	$1,001.60	0.84%	$4.19	$1,000.00	$1,020.74	0.84%	$4.23
Class C	1,000.00	999.00	1.59	7.92	1,000.00	1,017.00	1.59	8.00
Class I	1,000.00	1,004.50	0.54	2.70	1,000.00	1,022.24	0.54	2.72
Class P	1,000.00	1,005.90	0.15	0.75	1,000.00	1,024.18	0.15	0.76
Class R6	1,000.00	1,004.50	0.48	2.40	1,000.00	1,022.54	0.48	2.42
Class W	1,000.00	1,003.10	0.59	2.95	1,000.00	1,021.99	0.59	2.97
Voya High Yield Bond Fund
Class A	$1,000.00	$1,061.10	1.04%	$5.34	$1,000.00	$1,019.75	1.04%	$5.24
Class C	1,000.00	1,057.10	1.79	9.18	1,000.00	1,016.01	1.79	9.00
Class I	1,000.00	1,062.90	0.69	3.55	1,000.00	1,021.49	0.69	3.48
Class P	1,000.00	1,066.40	0.04	0.21	1,000.00	1,024.73	0.04	0.20
Class P3	1,000.00	1,066.60	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	1,059.70	1.29	6.62	1,000.00	1,018.50	1.29	6.49
Class R6	1,000.00	1,063.20	0.63	3.24	1,000.00	1,021.79	0.63	3.18
Class W	1,000.00	1,061.00	0.79	4.06	1,000.00	1,020.99	0.79	3.98

shareholder expense examples (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2021*	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2021*
Voya Intermediate Bond Fund
Class A	$1,000.00	$985.10	0.70%	$3.46	$1,000.00	$1,021.44	0.70%	$3.53
Class C	1,000.00	981.30	1.45	7.16	1,000.00	1,017.70	1.45	7.29
Class I	1,000.00	986.60	0.34	1.68	1,000.00	1,023.24	0.34	1.72
Class P3	1,000.00	988.30	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	983.80	0.95	4.70	1,000.00	1,020.19	0.95	4.78
Class R6	1,000.00	986.80	0.30	1.49	1,000.00	1,023.44	0.30	1.51
Class W	1,000.00	986.30	0.45	2.23	1,000.00	1,022.69	0.45	2.27
Voya Short Term Bond Fund
Class A	$1,000.00	$1,012.50	0.60%	$3.01	$1,000.00	$1,021.94	0.60%	$3.02
Class C	1,000.00	1,008.70	1.35	6.76	1,000.00	1,018.20	1.35	6.79
Class I	1,000.00	1,013.00	0.35	1.76	1,000.00	1,023.19	0.35	1.77
Class P2	1,000.00	1,014.60	0.15	0.75	1,000.00	1,024.18	0.15	0.76
Class P3	1,000.00	1,014.60	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	1,011.30	0.85	4.26	1,000.00	1,020.69	0.85	4.28
Class R6	1,000.00	1,014.20	0.30	1.51	1,000.00	1,023.44	0.30	1.51
Class W	1,000.00	1,013.80	0.35	1.76	1,000.00	1,023.19	0.35	1.77
Voya Strategic Income Opportunities Fund
Class A	$1,000.00	$1,049.10	0.88%	$4.50	$1,000.00	$1,020.54	0.88%	$4.43
Class C	1,000.00	1,044.70	1.63	8.31	1,000.00	1,016.80	1.63	8.20
Class I	1,000.00	1,049.80	0.63	3.22	1,000.00	1,021.79	0.63	3.18
Class P	1,000.00	1,051.80	0.07	0.36	1,000.00	1,024.58	0.07	0.35
Class R	1,000.00	1,048.10	1.13	5.77	1,000.00	1,019.30	1.13	5.69
Class R6	1,000.00	1,050.20	0.57	2.91	1,000.00	1,022.09	0.57	2.87
Class W	1,000.00	1,050.50	0.63	3.22	1,000.00	1,021.79	0.63	3.18

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by
182/365 to reflect the most recent fiscal half-year.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund and Voya Strategic Income Opportunities Fund and the Board of Trustees of Voya Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund and Voya Strategic Income Opportunities Fund (the “Funds”) (five of the funds constituting Voya Funds Trust (the “Trust”)), including the portfolios of investments, as of March 31, 2021, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (five of the funds constituting Voya Funds Trust) at March 31, 2021, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the three-year period ended March 31, 2019, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
May 26, 2021

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2021

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$2,032,733,193	$903,392,513	$10,119,203,654
Short-term investments at fair value†	694,272,411	52,255,660	277,410,921
Cash	—	4,375,347	—
Cash collateral for futures contracts	3,813,796	—	18,801,418
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	1,670,000
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	11,357,691	—	4,161,938
Foreign currencies at value‡	—	—	259,230
Receivables:
Investment securities sold	15,888,946	13,809,394	67,065,474
Investment securities sold on a delayed-delivery or when-issued basis	389,839,209	—	204,655,538
Fund shares sold	6,118,223	3,227,916	27,122,846
Dividends	—	305	1,266
Interest	3,831,543	13,122,262	58,205,672
Foreign tax reclaims	—	—	95,165
Variation margin on futures contracts	598,600	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	2,404,575
Prepaid expenses	54,782	65,843	137,651
Reimbursement due from Investment Adviser	64,325	16,271	9,561
Other assets	43,093	18,538	163,317
Total assets	3,158,615,812	990,284,049	10,781,368,226
LIABILITIES:
Income distribution payable	399,640	70,925	2,896,682
Payable for investment securities purchased	285,081,219	20,221,086	114,944,863
Payable for investment securities purchased on a delayed-delivery or when-issued basis	1,037,408,434	—	454,630,999
Payable for fund shares redeemed	3,825,182	643,963	14,021,724
Payable upon receipt of securities loaned	—	26,397,002	175,382,123
Unrealized depreciation on forward foreign currency contracts	—	—	157
Variation margin payable on futures contracts	—	—	2,365,360
Cash received as collateral for OTC derivatives (Note 2)	—	—	3,780,000
Payable for investment management fees	672,450	307,688	2,315,056
Payable for distribution and shareholder service fees	168,174	19,291	192,659
Payable to custodian due to bank overdraft	31,797	—	1,703,324
Payable to trustees under the deferred compensation plan (Note 6)	43,093	18,538	163,317
Payable for trustee fees	7,994	4,072	48,026
Other accrued expenses and liabilities	634,251	209,945	1,459,071
Written options, at fair value^	—	—	6,446,626
Total liabilities	1,328,272,234	47,892,510	780,349,987
NET ASSETS	$1,830,343,578	$942,391,539	$10,001,018,239
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,836,685,230	$909,873,498	$9,941,179,965
Total distributable earnings (loss)	(6,341,652)	32,518,041	59,838,274
NET ASSETS	$1,830,343,578	$942,391,539	$10,001,018,239
+ Including securities loaned at value	$—	$25,762,869	$171,457,044
* Cost of investments in securities	$2,011,101,768	$855,425,052	$9,940,524,441
† Cost of short-term investments	$694,263,188	$52,255,800	$277,410,326
‡ Cost of foreign currencies	$—	$—	$266,271
^ Premiums received on written options	$—	$—	$4,050,806
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2021 (continued)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$591,761,877	$49,804,999	$459,960,273
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	69,613,689	6,234,204	44,878,450
Net asset value and redemption price per share†	$8.50	$7.99	$10.25
Maximum offering price per share (2.50%)(1)	$8.72	$8.19	$10.51
Class C
Net assets	$48,911,347	$10,149,891	$22,702,414
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,783,374	1,270,921	2,218,263
Net asset value and redemption price per share†	$8.46	$7.99	$10.23
Class I
Net assets	$968,367,228	$171,057,966	$6,175,478,521
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	113,701,346	21,445,016	602,540,216
Net asset value and redemption price per share	$8.52	$7.98	$10.25
Class P
Net assets	$33,317	$313,305,856	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	3,917	39,208,574	n/a
Net asset value and redemption price per share	$8.51	$7.99	n/a
Class P3
Net assets	n/a	$8,813,904	$36,991,490
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	1,101,995	3,607,856
Net asset value and redemption price per share	n/a	$8.00	$10.25
Class R
Net assets	n/a	$546,824	$175,288,673
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	68,363	17,080,543
Net asset value and redemption price per share	n/a	$8.00	$10.26
Class R6
Net assets	$41,739,370	$242,749,416	$2,861,962,790
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,900,385	30,352,773	279,127,825
Net asset value and redemption price per share	$8.52	$8.00	$10.25
Class W
Net assets	$179,530,439	$145,962,683	$268,634,078
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	21,053,423	18,235,740	26,226,150
Net asset value and redemption price per share	$8.53	$8.00	$10.24

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2021

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$203,904,812	$2,354,139,649
Short-term investments at fair value†	2,508,585	133,864,260
Cash	266,351	2,378,482
Cash collateral for futures contracts	136,817	9,207,216
Cash pledged for centrally cleared swaps (Note 2)	—	521,846
Cash pledged as collateral for OTC derivatives (Note 2)	—	3,420,000
Foreign currencies at value‡	—	148,454
Receivables:
Investment securities sold	10,125,250	4,577,381
Fund shares sold	93,369	11,618,596
Dividends	144	4,175
Interest	900,600	14,103,522
Variation margin on futures contracts	3,139	1,170,975
Variation margin on centrally cleared swaps	—	6,970
Unrealized appreciation on forward foreign currency contracts	—	25,299,825
Prepaid expenses	60,406	95,849
Reimbursement due from Investment Adviser	25,933	—
Other assets	4,475	24,532
Total assets	218,029,881	2,560,581,732
LIABILITIES:
Income distribution payable	964	770,185
Payable for investment securities purchased	9,284,333	49,169,028
Payable for fund shares redeemed	34,874	8,793,161
Payable to broker	—	754,554
Payable upon receipt of securities loaned	115,585	10,317,665
Unrealized depreciation on forward foreign currency contracts	—	24,107,840
Cash received as collateral for OTC derivatives (Note 2)	—	4,800,000
Payable for investment management fees	44,343	1,047,409
Payable for distribution and shareholder service fees	4,827	86,855
Payable to trustees under the deferred compensation plan (Note 6)	4,475	24,532
Payable for trustee fees	984	12,610
Unfunded loan commitments (Note 10)	—	738,122
Other accrued expenses and liabilities	25,586	235,385
Written options, at fair value^	—	3,582,206
Total liabilities	9,515,971	104,439,552
NET ASSETS	$208,513,910	$2,456,142,180
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$209,508,410	$2,505,078,915
Total distributable loss	(994,500)	(48,936,735)
NET ASSETS	$208,513,910	$2,456,142,180
+ Including securities loaned at value	$112,947	$10,064,202
* Cost of investments in securities	$202,247,577	$2,347,400,519
† Cost of short-term investments	$2,508,585	$133,864,260
‡ Cost of foreign currencies	$—	$152,487
^ Premiums received on written options	$—	$2,577,130
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2021 (continued)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
Class A
Net assets	$19,498,650	$147,462,695
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,954,124	14,566,354
Net asset value and redemption price per share†	$9.98	$10.12
Maximum offering price per share (2.50%)(1)	$10.24	$10.38
Class C
Net assets	$547,964	$53,645,870
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	54,896	5,379,562
Net asset value and redemption price per share†	$9.98	$9.97
Class I
Net assets	$16,761,865	$2,029,153,916
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,680,970	199,898,951
Net asset value and redemption price per share	$9.97	$10.15
Class P
Net assets	n/a	$3,310
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	328
Net asset value and redemption price per share	n/a	$10.09
Class P2
Net assets	$95,093,321	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	9,568,195	n/a
Net asset value and redemption price per share	$9.94	n/a
Class P3
Net assets	$3,324,386	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	334,042	n/a
Net asset value and redemption price per share	$9.95	n/a
Class R
Net assets	$8,465	$22,403,376
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	846	2,231,371
Net asset value and redemption price per share	$10.01	$10.04
Class R6
Net assets	$51,298,390	$154,514,580
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	5,141,850	15,269,917
Net asset value and redemption price per share	$9.98	$10.12
Class W
Net assets	$21,980,869	$48,958,433
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	2,196,919	4,848,538
Net asset value and redemption price per share	$10.01	$10.10

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2021

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$14,809	$34,779
Interest, net of foreign taxes withheld*	26,074,085	47,750,882	291,130,525
Securities lending income, net	—	150,665	761,471
Total investment income	26,074,085	47,916,356	291,926,775
EXPENSES:
Investment management fees	6,994,844	4,778,836	25,933,893
Distribution and shareholder service fees:
Class A	1,423,903	120,431	1,191,228
Class C	490,477	107,774	253,352
Class R	—	3,598	938,794
Transfer agent fees:
Class A	724,871	78,132	715,645
Class C	62,500	17,479	38,205
Class I	733,306	68,260	2,667,831
Class P	334	8,376	—
Class P3	—	148	495
Class R	—	1,166	282,720
Class R6	508	4,753	28,592
Class W	195,216	234,231	373,882
Shareholder reporting expense	50,000	49,640	265,869
Registration fees	201,487	149,256	477,510
Professional fees	49,982	38,690	269,964
Custody and accounting expense	164,460	48,910	932,289
Trustee fees	63,955	32,576	384,204
Miscellaneous expense	53,793	28,295	203,732
Interest expense	656	2,248	139
Total expenses	11,210,292	5,772,799	34,958,344
Waived and reimbursed fees	(312,378)	(1,639,665)	(91,806)
Net expenses	10,897,914	4,133,134	34,866,538
Net investment income	15,176,171	43,783,222	257,060,237
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	12,880,060	9,678,584	(11,188,060)
Forward foreign currency contracts	—	—	6,093,523
Foreign currency related transactions	—	—	(1,249,774)
Futures	4,597,698	—	(31,247,518)
Swaps	—	—	1,740,897
Written options	—	—	17,971,780
Net realized gain (loss)	17,477,758	9,678,584	(17,879,152)
Net change in unrealized appreciation (depreciation) on:
Investments	(32,721,222)	83,281,518	352,057,971
Forward foreign currency contracts	—	—	(12,338,909)
Foreign currency related transactions	—	—	1,332,425
Futures	17,341,867	—	(49,389,420)
Swaps	—	—	(15,901,067)
Written options	—	—	8,728,546
Net change in unrealized appreciation (depreciation)	(15,379,355)	83,281,518	284,489,546
Net realized and unrealized gain	2,098,403	92,960,102	266,610,394
Increase in net assets resulting from operations	$17,274,574	$136,743,324	$523,670,631
* Foreign taxes withheld	$—	$—	$228,653
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2021

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
INVESTMENT INCOME:
Dividends	$3,340	$68,735
Interest, net of foreign taxes withheld*	4,460,012	104,310,713
Securities lending income, net	3,285	56,741
Total investment income	4,466,637	104,436,189
EXPENSES:
Investment management fees	491,875	12,610,128
Distribution and shareholder service fees:
Class A	43,658	372,526
Class C	4,714	558,314
Class R	22	103,006
Transfer agent fees:
Class A	9,129	92,028
Class C	246	34,480
Class I	16,314	1,402,241
Class P	—	66
Class P2	1,876	—
Class P3(1)	71	8
Class R	1	12,724
Class R6	316	1,272
Class W	9,537	33,941
Shareholder reporting expense	6,375	163,600
Registration fees	139,873	660,654
Professional fees	16,253	104,920
Custody and accounting expense	54,010	445,650
Trustee fees	7,870	100,881
Miscellaneous expense	25,326	169,836
Interest expense	109	—
Total expenses	827,575	16,866,275
Waived and reimbursed fees	(296,569)	(55,059)
Net expenses	531,006	16,811,216
Net investment income	3,935,631	87,624,973
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	349,309	(50,169,456)
Forward foreign currency contracts	—	2,522,985
Foreign currency related transactions	396	(882,770)
Futures	310,738	26,010,856
Swaps	156,949	494,132
Written options	—	10,623,225
Net realized gain (loss)	817,392	(11,401,028)
Net change in unrealized appreciation (depreciation) on:
Investments	7,645,254	284,576,951
Forward foreign currency contracts	—	(6,271,724)
Foreign currency related transactions	19,985	757,069
Futures	(174,505)	14,986,218
Swaps	(174,506)	(11,749,260)
Written options	—	2,988,733
Net change in unrealized appreciation (depreciation)	7,316,228	285,287,987
Net realized and unrealized gain	8,133,620	273,886,959
Increase in net assets resulting from operations	$12,069,251	$361,511,932
* Foreign taxes withheld	$—	$75,621

(1)
Class P3 of Voya Strategic Income Opportunities Fund  was fully redeemed on November 2, 2020.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
FROM OPERATIONS:
Net investment income	$15,176,171	$24,042,399	$43,783,222	$22,831,850
Net realized gain (loss)	17,477,758	(8,276,034)	9,678,584	(7,355,188)
Net change in unrealized appreciation (depreciation)	(15,379,355)	43,402,003	83,281,518	(36,492,863)
Increase (decrease) in net assets resulting from operations	17,274,574	59,168,368	136,743,324	(21,016,201)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(9,377,238)	(11,550,826)	(2,347,151)	(2,809,390)
Class C	(455,335)	(1,094,068)	(447,906)	(672,337)
Class I	(14,869,649)	(14,382,786)	(5,258,208)	(4,782,685)
Class P	(653)	—	(15,894,893)	(5,968,215)
Class P3	—	—	(415,677)	(2,446)
Class R	—	—	(33,483)	(67,635)
Class R6	(371,629)	—	(12,023,544)	(3,873,671)
Class W	(2,783,574)	(3,203,430)	(7,324,885)	(6,214,047)
Return of capital:
Class A	(1,926,810)	—	(114,765)	—
Class C	(159,566)	—	(23,566)	—
Class I	(2,889,673)	—	(359,331)	—
Class P	(108)	—	(719,676)	—
Class P3	—	—	(19,834)	—
Class R	—	—	(1,496)	—
Class R6	(126,940)	—	(554,730)	—
Class W	(567,620)	—	(367,110)	—
Total distributions	(33,528,795)	(30,231,110)	(45,906,255)	(24,390,426)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,168,302,809	674,186,979	665,909,788	304,226,953
Reinvestment of distributions	28,307,653	26,105,948	44,999,241	23,799,386
	1,196,610,462	700,292,927	710,909,029	328,026,339
Cost of shares redeemed	(651,435,706)	(364,328,264)	(347,677,664)	(181,600,825)
Net increase in net assets resulting from capital share transactions	545,174,756	335,964,663	363,231,365	146,425,514
Net increase in net assets	528,920,535	364,901,921	454,068,434	101,018,887
NET ASSETS:
Beginning of year or period	1,301,423,043	936,521,122	488,323,105	387,304,218
End of year or period	$1,830,343,578	$1,301,423,043	$942,391,539	$488,323,105
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Fund		Voya Short Term Bond Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
FROM OPERATIONS:
Net investment income	$257,060,237	$236,828,968	$3,935,631	$4,766,421
Net realized gain (loss)	(17,879,152)	251,736,083	817,392	(70,165)
Net change in unrealized appreciation (depreciation)	284,489,546	(214,426,317)	7,316,228	(5,619,593)
Increase (decrease) in net assets resulting from operations	523,670,631	274,138,734	12,069,251	(923,337)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(20,564,182)	(15,303,664)	(278,104)	(163,981)
Class C	(893,744)	(737,285)	(3,952)	(8,799)
Class I	(275,242,006)	(170,342,310)	(288,052)	(280,703)
Class O(1)	—	(51,556)	—	—
Class P2	—	—	(2,186,280)	(660,465)
Class P3	(1,562,771)	(785,587)	(81,188)	(168,320)
Class R	(7,528,131)	(5,667,590)	(55)	(61)
Class R6	(127,827,065)	(75,467,807)	(1,089,714)	(3,538,580)
Class W	(11,423,548)	(7,387,108)	(337,343)	(11,347)
Return of capital:
Class A	(1,426,181)	—	(41,825)	—
Class C	(69,869)	—	(1,134)	—
Class I	(19,029,063)	—	(34,181)	—
Class P2	—	—	(198,897)	—
Class P3	(107,543)	—	(6,905)	—
Class R	(534,794)	—	(14)	—
Class R6	(8,604,830)	—	(103,871)	—
Class W	(813,151)	—	(44,753)	—
Total distributions	(475,626,878)	(275,742,907)	(4,696,268)	(4,832,256)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,097,730,949	3,992,382,313	122,358,355	223,489,488
Reinvestment of distributions	425,239,101	247,954,219	4,616,589	4,734,147
	4,522,970,050	4,240,336,532	126,974,944	228,223,635
Cost of shares redeemed	(2,798,974,263)	(2,827,431,133)	(98,064,607)	(165,300,289)
Net increase in net assets resulting from capital share transactions	1,723,995,787	1,412,905,399	28,910,337	62,923,346
Net increase in net assets	1,772,039,540	1,411,301,226	36,283,320	57,167,753
NET ASSETS:
Beginning of year or period	8,228,978,699	6,817,677,473	172,230,590	115,062,837
End of year or period	$10,001,018,239	$8,228,978,699	$208,513,910	$172,230,590

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Income Opportunities Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
FROM OPERATIONS:
Net investment income	$87,624,973	$88,352,883
Net realized loss	(11,401,028)	(40,985,272)
Net change in unrealized appreciation (depreciation)	285,287,987	(276,356,200)
Increase (decrease) in net assets resulting from operations	361,511,932	(228,988,589)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(4,573,237)	(7,268,307)
Class C	(1,296,760)	(1,334,631)
Class I	(70,280,162)	(78,896,166)
Class P	(435,158)	(502,612)
Class P3(1)	(61,640)	(139,449)
Class R	(571,163)	(599,354)
Class R6	(6,311,083)	(9,781,658)
Class W	(1,869,031)	(2,688,325)
Return of capital:
Class A	(764,196)	—
Class C	(285,148)	—
Class I	(10,402,184)	—
Class P	(17)	—
Class R	(114,529)	—
Class R6	(796,329)	—
Class W	(244,753)	—
Total distributions	(98,005,390)	(101,210,502)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,049,049,671	2,687,928,062
Reinvestment of distributions	87,221,563	95,332,067
	1,136,271,234	2,783,260,129
Cost of shares redeemed	(1,520,530,385)	(1,289,308,113)
Net increase (decrease) in net assets resulting from capital share transactions	(384,259,151)	1,493,952,016
Net increase (decrease) in net assets	(120,752,609)	1,163,752,925
NET ASSETS:
Beginning of year or period	2,576,894,789	1,413,141,864
End of year or period	$2,456,142,180	$2,576,894,789

(1)
Class P3 of Voya Strategic Income Opportunities Fund  was fully redeemed on November 2, 2020.

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya GNMA Income Fund
Class A
03-31-21	8.58	0.07•	0.02	0.09	0.14	—	0.03	0.17	—	8.50	1.08	0.85	0.84	0.84	0.82	591,762	419
03-31-20	8.36	0.18•	0.27	0.45	0.23	—	—	0.23	—	8.58	5.43	0.93	0.92	0.92	2.12	493,737	421
03-31-19	8.25	0.18	0.13	0.31	0.20	—	—	0.20	—	8.36	3.85	0.97	0.95	0.95	2.25	394,763	398
03-31-18	8.44	0.14•	(0.13)	0.01	0.18	—	0.02	0.20	—	8.25	0.08	0.95	0.95	0.95	1.66	435,118	367
03-31-17	8.63	0.08	(0.04)	0.04	0.13	0.01	0.09	0.23	—	8.44	0.44	0.93	0.93	0.93	1.02	513,223	580
Class C
03-31-21	8.53	0.01•	0.03	0.04	0.08	—	0.03	0.11	—	8.46	0.44	1.60	1.59	1.59	0.09	48,911	419
03-31-20	8.31	0.12•	0.26	0.38	0.16	—	—	0.16	—	8.53	4.66	1.68	1.67	1.67	1.37	47,577	421
03-31-19	8.21	0.12	0.12	0.24	0.14	—	—	0.14	—	8.31	2.96	1.72	1.70	1.70	1.49	62,769	398
03-31-18	8.39	0.06	(0.10)	(0.04)	0.12	—	0.02	0.14	—	8.21	(0.56)	1.70	1.70	1.70	0.90	76,535	367
03-31-17	8.58	0.02	(0.05)	(0.03)	0.06	0.01	0.09	0.16	—	8.39	(0.37)	1.68	1.68	1.68	0.27	111,103	580
Class I
03-31-21	8.59	0.09•	0.04	0.13	0.17	—	0.03	0.20	—	8.52	1.50	0.57	0.54	0.54	1.10	968,367	419
03-31-20	8.37	0.21•	0.26	0.47	0.25	—	—	0.25	—	8.59	5.75	0.67	0.62	0.62	2.42	604,194	421
03-31-19	8.26	0.21	0.13	0.34	0.23	—	—	0.23	—	8.37	4.16	0.71	0.65	0.65	2.55	387,607	398
03-31-18	8.45	0.16•	(0.13)	0.03	0.20	—	0.02	0.22	—	8.26	0.37	0.70	0.65	0.65	1.95	350,326	367
03-31-17	8.64	0.10	(0.03)	0.07	0.16	0.01	0.09	0.26	—	8.45	0.76	0.64	0.64	0.64	1.29	461,076	580
Class P
05-22-20(4) - 03-31-21	8.62	0.09•	0.00*	0.09	0.17	—	0.03	0.20	—	8.51	1.03	1.67	0.15	0.15	1.28	33	419
Class R6
07-31-20(4) - 03-31-21	8.58	0.04•	0.02	0.06	0.09	—	0.03	0.12	—	8.52	0.64	0.48	0.48	0.48	0.62	41,739	419
Class W
03-31-21	8.60	0.09•	0.04	0.13	0.17	—	0.03	0.20	—	8.53	1.45	0.60	0.59	0.59	1.02	179,530	419
03-31-20	8.38	0.20•	0.27	0.47	0.25	—	—	0.25	—	8.60	5.69	0.68	0.67	0.67	2.38	155,915	421
03-31-19	8.27	0.20•	0.13	0.33	0.22	—	—	0.22	—	8.38	4.11	0.72	0.70	0.70	2.47	91,383	398
03-31-18	8.46	0.16•	(0.13)	0.03	0.20	—	0.02	0.22	—	8.27	0.33	0.70	0.70	0.70	1.92	156,625	367
03-31-17	8.65	0.12	(0.05)	0.07	0.16	0.01	0.09	0.26	—	8.46	0.72	0.68	0.68	0.68	1.26	141,853	580
Voya High Yield Bond Fund
Class A
03-31-21	7.02	0.38•	0.99	1.37	0.38	—	0.02	0.40	—	7.99	19.76	1.04	1.04	1.04	4.86	49,805	78
03-31-20	7.86	0.39•	(0.81)	(0.42)	0.42	—	—	0.42	—	7.02	(5.76)	1.10	1.10	1.10	4.97	44,060	57
03-31-19	7.89	0.43	(0.05)	0.38	0.41	—	—	0.41	—	7.86	5.03	1.10	1.10	1.10	5.49	60,390	33
03-31-18	8.11	0.43	(0.22)	0.21	0.43	—	—	0.43	—	7.89	2.52	1.07	1.07	1.07	5.27	52,994	40
03-31-17	7.62	0.41	0.50	0.91	0.42	—	—	0.42	—	8.11	12.13	1.06	1.06	1.06	5.23	60,927	41
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class C
03-31-21	7.02	0.32•	0.99	1.31	0.32	—	0.02	0.34	—	7.99	18.88	1.79	1.79	1.79	4.12	10,150	78
03-31-20	7.86	0.34•	(0.82)	(0.48)	0.36	—	—	0.36	—	7.02	(6.47)	1.85	1.85	1.85	4.23	11,215	57
03-31-19	7.89	0.37	(0.05)	0.32	0.35	—	—	0.35	—	7.86	4.24	1.85	1.85	1.85	4.77	15,945	33
03-31-18	8.11	0.37	(0.23)	0.14	0.36	—	—	0.36	—	7.89	1.75	1.82	1.82	1.82	4.52	10,513	40
03-31-17	7.61	0.36	0.50	0.86	0.36	—	—	0.36	—	8.11	11.45	1.81	1.81	1.81	4.49	13,113	41
Class I
03-31-21	7.01	0.40•	0.99	1.39	0.40	—	0.02	0.42	—	7.98	20.19	0.69	0.69	0.69	5.18	171,058	78
03-31-20	7.85	0.42•	(0.81)	(0.39)	0.45	—	—	0.45	—	7.01	(5.45)	0.75	0.75	0.75	5.32	68,214	57
03-31-19	7.88	0.47	(0.06)	0.41	0.44	—	—	0.44	—	7.85	5.39	0.75	0.75	0.75	5.82	81,121	33
03-31-18	8.10	0.46	(0.23)	0.23	0.45	—	—	0.45	—	7.88	2.87	0.72	0.72	0.72	5.62	149,279	40
03-31-17	7.61	0.44	0.49	0.93	0.44	—	—	0.44	—	8.10	12.54	0.71	0.71	0.71	5.56	204,818	41
Class P
03-31-21	7.02	0.45•	1.00	1.45	0.46	—	0.02	0.48	—	7.99	20.96	0.63	0.04	0.04	5.83	313,306	78
03-31-20	7.87	0.47•	(0.82)	(0.35)	0.50	—	—	0.50	—	7.02	(4.92)	0.69	0.08	0.08	5.98	99,000	57
03-31-19	7.90	0.51	(0.05)	0.46	0.49	—	—	0.49	—	7.87	6.05	0.69	0.08	0.08	6.51	120,464	33
03-31-18	8.11	0.51	(0.22)	0.29	0.50	—	—	0.50	—	7.90	3.63	0.66	0.06	0.06	6.28	132,713	40
03-31-17	7.61	0.50	0.49	0.99	0.49	—	—	0.49	—	8.11	13.36	0.66	0.07	0.07	6.25	149,606	41
Class P3
03-31-21	7.02	0.46•	1.00	1.46	0.46	—	0.02	0.48	—	8.00	21.18	0.63	0.00*	0.00*	5.88	8,814	78
03-31-20	7.86	0.46•	(0.79)	(0.33)	0.51	—	—	0.51	—	7.02	(4.74)	0.74	0.00*	0.00*	7.32	1,143	57
06-01-18(4) - 03-31-19	7.85	0.41•	0.00*	0.41	0.40	—	—	0.40	—	7.86	5.36	0.69	0.00*	0.00*	6.25	3	33
Class R
03-31-21	7.03	0.36•	0.99	1.35	0.36	—	0.02	0.38	—	8.00	19.44	1.29	1.29	1.29	4.61	547	78
03-31-20	7.87	0.37•	(0.81)	(0.44)	0.40	—	—	0.40	—	7.03	(5.99)	1.35	1.35	1.35	4.72	684	57
03-31-19	7.90	0.41	(0.05)	0.36	0.39	—	—	0.39	—	7.87	4.76	1.35	1.35	1.35	5.25	1,185	33
03-31-18	8.11	0.41	(0.21)	0.20	0.41	—	—	0.41	—	7.90	2.39	1.32	1.32	1.32	5.00	791	40
03-31-17	7.62	0.40	0.49	0.89	0.40	—	—	0.40	—	8.11	11.85	1.31	1.31	1.31	4.99	267	41
Class R6
03-31-21	7.02	0.41•	1.00	1.41	0.41	—	0.02	0.43	—	8.00	20.39	0.63	0.63	0.63	5.26	242,749	78
03-31-20	7.87	0.43•	(0.82)	(0.39)	0.46	—	—	0.46	—	7.02	(5.49)	0.69	0.69	0.69	5.44	125,036	57
03-31-19	7.89	0.45•	(0.03)	0.42	0.44	—	—	0.44	—	7.87	5.52	0.69	0.69	0.69	5.72	10,002	33
03-31-18	8.10	0.46	(0.22)	0.24	0.45	—	—	0.45	—	7.89	2.97	0.66	0.66	0.66	5.67	117,343	40
08-03-16(4) - 03-31-17	7.89	0.30•	0.20	0.50	0.29	—	—	0.29	—	8.10	6.39	0.66	0.66	0.66	5.74	120,605	41
Class W
03-31-21	7.03	0.40•	0.99	1.39	0.40	—	0.02	0.42	—	8.00	20.03	0.79	0.79	0.79	5.09	145,963	78
03-31-20	7.87	0.41•	(0.81)	(0.40)	0.44	—	—	0.44	—	7.03	(5.51)	0.85	0.85	0.85	5.22	138,971	57
03-31-19	7.90	0.45	(0.05)	0.40	0.43	—	—	0.43	—	7.87	5.29	0.85	0.85	0.85	5.74	98,192	33
03-31-18	8.12	0.45	(0.22)	0.23	0.45	—	—	0.45	—	7.90	2.78	0.82	0.82	0.82	5.51	98,970	40
03-31-17	7.63	0.44	0.49	0.93	0.44	—	—	0.44	—	8.12	12.40	0.81	0.81	0.81	5.49	90,878	41
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Fund
Class A
03-31-21	10.11	0.25•	0.38	0.63	0.29	0.17	0.03	0.49	—	10.25	6.12	0.70	0.70	0.70	2.35	459,960	159††
03-31-20	10.02	0.30	0.13	0.43	0.33	0.01	—	0.34	—	10.11	4.29	0.69	0.69	0.69	2.88	451,338	253††
03-31-19	9.90	0.30	0.11	0.41	0.29	—	—	0.29	—	10.02	4.28	0.70	0.70	0.70	3.06	431,210	329††
03-31-18	10.01	0.27	(0.09)	0.18	0.29	—	—	0.29	—	9.90	1.75	0.67	0.67	0.67	2.63	444,865	482††
03-31-17	10.09	0.27	(0.05)	0.22	0.30	—	—	0.30	—	10.01	2.19	0.65	0.65	0.65	2.65	436,938	403††
Class C
03-31-21	10.09	0.17•	0.38	0.55	0.21	0.17	0.03	0.41	—	10.23	5.34	1.45	1.45	1.45	1.62	22,702	159††
03-31-20	10.01	0.21	0.14	0.35	0.26	0.01	—	0.27	—	10.09	3.41	1.44	1.44	1.44	2.06	25,556	253††
03-31-19	9.89	0.23	0.11	0.34	0.22	—	—	0.22	—	10.01	3.51	1.45	1.45	1.45	2.31	28,657	329††
03-31-18	10.00	0.19	(0.09)	0.10	0.21	—	—	0.21	—	9.89	0.99	1.42	1.42	1.42	1.89	30,922	482††
03-31-17	10.07	0.19	(0.04)	0.15	0.22	—	—	0.22	—	10.00	1.53	1.40	1.40	1.40	1.91	28,270	403††
Class I
03-31-21	10.10	0.29•	0.38	0.67	0.32	0.17	0.03	0.52	—	10.25	6.57	0.34	0.34	0.34	2.70	6,175,479	159††
03-31-20	10.02	0.32	0.14	0.46	0.37	0.01	—	0.38	—	10.10	4.53	0.36	0.36	0.36	3.13	4,988,317	253††
03-31-19	9.90	0.33	0.12	0.45	0.33	—	—	0.33	—	10.02	4.63	0.36	0.36	0.36	3.41	4,142,382	329††
03-31-18	10.01	0.30	(0.09)	0.21	0.32	—	—	0.32	—	9.90	2.09	0.35	0.35	0.35	2.96	2,510,746	482††
03-31-17	10.08	0.30	(0.04)	0.26	0.33	—	—	0.33	—	10.01	2.63	0.33	0.33	0.33	3.00	1,578,844	403††
Class P3
03-31-21	10.11	0.32•	0.38	0.70	0.36	0.17	0.03	0.56	—	10.25	6.83	0.30	0.00*	0.00*	3.02	36,991	159††
03-31-20	10.02	0.36	0.14	0.50	0.40	0.01	—	0.41	—	10.11	4.99	0.30	0.00*	0.00*	3.49	20,936	253††
06-01-18(4) - 03-31-19	9.80	0.31•	0.21	0.52	0.30	—	—	0.30	—	10.02	5.40	0.31	0.00*	0.00*	3.80	16,286	329††
Class R
03-31-21	10.12	0.22•	0.38	0.60	0.26	0.17	0.03	0.46	—	10.26	5.86	0.95	0.95	0.95	2.11	175,289	159††
03-31-20	10.03	0.26	0.15	0.41	0.31	0.01	—	0.32	—	10.12	4.03	0.94	0.94	0.94	2.56	186,915	253††
03-31-19	9.92	0.28	0.10	0.38	0.27	—	—	0.27	—	10.03	3.92	0.95	0.95	0.95	2.81	170,236	329††
03-31-18	10.02	0.24	(0.08)	0.16	0.26	—	—	0.26	—	9.92	1.60	0.92	0.92	0.92	2.38	186,904	482††
03-31-17	10.10	0.24	(0.04)	0.20	0.28	—	—	0.28	—	10.02	1.93	0.90	0.90	0.90	2.42	166,268	403††
Class R6
03-31-21	10.11	0.29•	0.38	0.67	0.33	0.17	0.03	0.53	—	10.25	6.50	0.30	0.30	0.30	2.74	2,861,963	159††
03-31-20	10.02	0.33	0.14	0.47	0.37	0.01	—	0.38	—	10.11	4.67	0.30	0.30	0.30	3.19	2,306,857	253††
03-31-19	9.90	0.34	0.11	0.45	0.33	—	—	0.33	—	10.02	4.65	0.31	0.31	0.31	3.46	1,851,627	329††
03-31-18	10.00	0.31	(0.09)	0.22	0.32	—	—	0.32	—	9.90	2.20	0.31	0.31	0.31	3.00	1,514,795	482††
03-31-17	10.08	0.30	(0.04)	0.26	0.34	—	—	0.34	—	10.00	2.54	0.31	0.31	0.31	3.01	832,462	403††
Class W
03-31-21	10.10	0.27•	0.38	0.65	0.31	0.17	0.03	0.51	—	10.24	6.39	0.45	0.45	0.45	2.59	268,634	159††
03-31-20	10.01	0.32	0.14	0.46	0.36	0.01	—	0.37	—	10.10	4.56	0.44	0.44	0.44	3.05	249,060	253††
03-31-19	9.89	0.32•	0.12	0.44	0.32	—	—	0.32	—	10.01	4.55	0.45	0.45	0.45	3.25	174,570	329††
03-31-18	10.00	0.29	(0.09)	0.20	0.31	—	—	0.31	—	9.89	2.00	0.42	0.42	0.42	2.89	760,186	482††
03-31-17	10.07	0.29	(0.03)	0.26	0.33	—	—	0.33	—	10.00	2.54	0.40	0.40	0.40	2.92	654,374	403††
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund
Class A
03-31-21	9.55	0.16•	0.46	0.62	0.17	—	0.02	0.19	—	9.98	6.48	0.68	0.60	0.60	1.62	19,499	145
03-31-20	9.77	0.22•	(0.23)	(0.01)	0.21	—	—	0.21	—	9.55	(0.14)	0.72	0.65	0.65	2.19	6,907	192
03-31-19	9.72	0.21•	0.06	0.27	0.22	—	—	0.22	—	9.77	2.85	0.93	0.77	0.77	2.14	14,247	137
03-31-18	9.84	0.16	(0.12)	0.04	0.16	—	—	0.16	—	9.72	0.35	0.88	0.77	0.77	1.55	2,618	165
03-31-17	9.88	0.12•	(0.01)	0.11	0.15	—	—	0.15	—	9.84	1.16	0.85	0.76	0.76	1.18	4,894	227
Class C
03-31-21	9.55	0.09•	0.45	0.54	0.09	—	0.02	0.11	—	9.98	5.69	1.43	1.35	1.35	0.89	548	145
03-31-20	9.76	0.14•	(0.21)	(0.07)	0.14	—	—	0.14	—	9.55	(0.78)	1.47	1.40	1.40	1.41	335	192
03-31-19	9.72	0.12	0.07	0.19	0.15	—	—	0.15	—	9.76	1.97	1.68	1.52	1.52	1.38	1,038	137
03-31-18	9.84	0.08	(0.12)	(0.04)	0.08	—	—	0.08	—	9.72	(0.40)	1.63	1.52	1.52	0.81	728	165
03-31-17	9.88	0.04	0.00*	0.04	0.08	—	—	0.08	—	9.84	0.40	1.60	1.51	1.51	0.45	1,079	227
Class I
03-31-21	9.54	0.19•	0.46	0.65	0.20	—	0.02	0.22	—	9.97	6.81	0.49	0.35	0.35	1.91	16,762	145
03-31-20	9.76	0.24•	(0.22)	0.02	0.24	—	—	0.24	—	9.54	0.16	0.57	0.40	0.40	2.43	11,925	192
03-31-19	9.71	0.23	0.07	0.30	0.25	—	—	0.25	—	9.76	3.15	0.78	0.50	0.50	2.37	9,283	137
03-31-18	9.84	0.18	(0.13)	0.05	0.18	—	—	0.18	—	9.71	0.55	0.71	0.51	0.51	1.84	9,578	165
03-31-17	9.88	0.15	(0.01)	0.14	0.18	—	—	0.18	—	9.84	1.46	0.67	0.50	0.50	1.46	12,921	227
Class P2
03-31-21	9.54	0.21•	0.46	0.67	0.25	—	0.02	0.27	—	9.94	7.03	0.38	0.15	0.15	2.11	95,093	145
10-22-19(4) - 03-31-20	9.88	0.26•	(0.47)	(0.21)	0.13	—	—	0.13	—	9.54	(2.16)	0.36	0.15	0.15	2.67	49,296	192
Class P3
03-31-21	9.54	0.23•	0.45	0.68	0.25	—	0.02	0.27	—	9.95	7.13	0.38	0.00*	0.00*	2.30	3,324	145
03-31-20	9.76	0.28•	(0.21)	0.07	0.29	—	—	0.29	—	9.54	0.67	0.42	0.00*	0.00*	2.83	5,288	192
06-01-18(4) - 03-31-19	9.71	0.23•	0.08	0.31	0.26	—	—	0.26	—	9.76	3.22	0.63	0.00*	0.00*	2.90	3,341	137
Class R
03-31-21	9.57	0.14•	0.46	0.60	0.14	—	0.02	0.16	—	10.01	6.32	0.93	0.85	0.85	1.39	8	145
03-31-20	9.77	0.19•	(0.20)	(0.01)	0.19	—	—	0.19	—	9.57	(0.18)	0.97	0.90	0.90	1.93	3	192
03-31-19	9.72	0.18	0.07	0.25	0.20	—	—	0.20	—	9.77	2.60	1.18	1.02	1.02	1.85	3	137
03-31-18	9.84	0.13	(0.12)	0.01	0.13	—	—	0.13	—	9.72	0.10	1.13	1.02	1.02	1.33	3	165
03-31-17	9.88	0.09	0.00*	0.09	0.13	—	—	0.13	—	9.84	0.89	1.10	1.01	1.01	0.93	3	227
Class R6
03-31-21	9.55	0.20•	0.45	0.65	0.20	—	0.02	0.22	—	9.98	6.83	0.38	0.30	0.30	2.01	51,298	145
03-31-20	9.76	0.24•	(0.21)	0.03	0.24	—	—	0.24	—	9.55	0.29	0.42	0.35	0.35	2.47	98,380	192
03-31-19	9.72	0.23	0.06	0.29	0.25	—	—	0.25	—	9.76	3.08	0.63	0.47	0.47	2.40	86,628	137
03-31-18	9.84	0.18	(0.11)	0.07	0.19	—	—	0.19	—	9.72	0.68	0.59	0.48	0.48	1.85	93,094	165
03-31-17	9.89	0.14	0.00*	0.14	0.19	—	—	0.19	—	9.84	1.39	0.56	0.47	0.47	1.47	73,871	227
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund (continued)
Class W
03-31-21	9.57	0.18•	0.47	0.65	0.19	—	0.02	0.21	—	10.01	6.84	0.43	0.35	0.35	1.85	21,981	145
03-31-20	9.79	0.24•	(0.22)	0.02	0.24	—	—	0.24	—	9.57	0.12	0.47	0.40	0.40	2.41	97	192
03-31-19	9.72	0.22	0.10	0.32	0.25	—	—	0.25	—	9.79	3.31	0.68	0.52	0.52	2.38	523	137
03-31-18	9.85	0.18•	(0.13)	0.05	0.18	—	—	0.18	—	9.72	0.50	0.63	0.52	0.52	1.83	79	165
03-31-17	9.89	0.14•	0.00*	0.14	0.18	—	—	0.18	—	9.85	1.41	0.60	0.51	0.51	1.42	393	227
Voya Strategic Income Opportunities Fund
Class A
03-31-21	9.12	0.32•	1.03	1.35	0.30	—	0.05	0.35	—	10.12	14.99	0.88	0.88	0.88	3.26	147,463	45
03-31-20	10.15	0.35•	(0.97)	(0.62)	0.41	—	—	0.41	—	9.12	(6.48)	0.86	0.86	0.86	3.45	146,080	167
03-31-19	10.16	0.37	0.03	0.40	0.41	—	—	0.41	—	10.15	3.99	0.94	0.94	0.94	3.63	128,224	155
03-31-18	10.12	0.37	0.03	0.40	0.36	—	—	0.36	—	10.16	4.01	1.13	1.05	1.05	3.52	30,921	103
03-31-17	9.94	0.42•	0.24	0.66	0.48	—	—	0.48	—	10.12	6.82	1.22	1.06	1.06	4.17	11,255	68
Class C
03-31-21	8.98	0.24•	1.02	1.26	0.22	—	0.05	0.27	—	9.97	14.20	1.63	1.63	1.63	2.51	53,646	45
03-31-20	10.00	0.27•	(0.96)	(0.69)	0.33	—	—	0.33	—	8.98	(7.24)	1.61	1.61	1.61	2.68	53,333	167
03-31-19	10.00	0.29	0.04	0.33	0.33	—	—	0.33	—	10.00	3.32	1.69	1.69	1.69	2.87	25,999	155
03-31-18	9.96	0.29	0.03	0.32	0.28	—	—	0.28	—	10.00	3.24	1.88	1.80	1.80	2.79	8,150	103
03-31-17	9.78	0.33•	0.25	0.58	0.40	—	—	0.40	—	9.96	6.05	1.97	1.81	1.81	3.38	1,893	68
Class I
03-31-21	9.15	0.34•	1.04	1.38	0.33	—	0.05	0.38	—	10.15	15.35	0.63	0.63	0.63	3.51	2,029,154	45
03-31-20	10.20	0.38•	(0.98)	(0.60)	0.45	—	—	0.45	—	9.15	(6.30)	0.60	0.60	0.60	3.68	2,046,289	167
03-31-19	10.21	0.42	0.02	0.44	0.45	—	—	0.45	—	10.20	4.42	0.61	0.61	0.61	3.99	1,151,236	155
03-31-18	10.18	0.40•	0.04	0.44	0.41	—	—	0.41	—	10.21	4.37	0.78	0.70	0.70	3.87	194,924	103
03-31-17	9.99	0.45•	0.27	0.72	0.53	—	—	0.53	—	10.18	7.38	0.85	0.69	0.69	4.51	27,339	68
Class P
03-31-21	9.11	0.40•	1.02	1.42	0.39	—	0.05	0.44	—	10.09	15.82	0.57	0.07	0.07	4.13	3	45
03-31-20	10.18	0.44•	(1.01)	(0.57)	0.50	—	—	0.50	—	9.11	(5.99)	0.55	0.05	0.05	4.26	9,529	167
02-01-19(4) - 03-31-19	10.13	0.05•	0.08	0.13	0.08	—	—	0.08	—	10.18	1.33	0.58	0.08	0.08	3.22	3	155
Class R
03-31-21	9.04	0.29•	1.03	1.32	0.27	—	0.05	0.32	—	10.04	14.81	1.13	1.13	1.13	3.00	22,403	45
03-31-20	10.07	0.32•	(0.97)	(0.65)	0.38	—	—	0.38	—	9.04	(6.80)	1.11	1.11	1.11	3.20	18,459	167
03-31-19	10.08	0.34	0.03	0.37	0.38	—	—	0.38	—	10.07	3.73	1.19	1.19	1.19	3.37	12,425	155
03-31-18	10.04	0.33	0.04	0.37	0.33	—	—	0.33	—	10.08	3.76	1.38	1.30	1.30	3.26	5,168	103
03-31-17	9.86	0.37	0.26	0.63	0.45	—	—	0.45	—	10.04	6.57	1.47	1.31	1.31	3.82	3,955	68
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Income Opportunities Fund (continued)
Class R6
03-31-21	9.12	0.35•	1.04	1.39	0.34	—	0.05	0.39	—	10.12	15.46	0.57	0.57	0.57	3.59	154,515	45
03-31-20	10.17	0.38•	(0.98)	(0.60)	0.45	—	—	0.45	—	9.12	(6.28)	0.55	0.55	0.55	3.75	229,913	167
03-31-19	10.19	0.39	0.04	0.43	0.45	—	—	0.45	—	10.17	4.36	0.58	0.58	0.58	3.82	47,004	155
03-31-18	10.16	0.40	0.04	0.44	0.41	—	—	0.41	—	10.19	4.41	0.74	0.66	0.66	3.88	112,151	103
03-31-17	9.99	0.45	0.25	0.70	0.53	—	—	0.53	—	10.16	7.21	0.83	0.67	0.67	4.46	111,530	68
Class W
03-31-21	9.09	0.34•	1.04	1.38	0.32	—	0.05	0.37	—	10.10	15.42	0.63	0.63	0.63	3.53	48,958	45
03-31-20	10.13	0.38•	(0.99)	(0.61)	0.43	—	—	0.43	—	9.09	(6.37)	0.61	0.61	0.61	3.69	69,522	167
03-31-19	10.13	0.39	0.04	0.43	0.43	—	—	0.43	—	10.13	4.35	0.69	0.69	0.69	3.75	48,251	155
03-31-18	10.09	0.39	0.04	0.43	0.39	—	—	0.39	—	10.13	4.27	0.88	0.80	0.80	3.77	26,567	103
03-31-17	9.90	0.44•	0.26	0.70	0.51	—	—	0.51	—	10.09	7.19	0.97	0.81	0.81	4.38	4,161	68

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

††
The Fund’s use of treasury securities and “to be announced” (TBA) securities contribute significantly to the portfolio turnover rate. Excluding all purchase and sale transactions involving treasury securities and TBAs, the Fund’s portfolio turnover rate was 39% for the year ended March 31, 2021 and 40%, 35%, 32%, and 50% for the fiscal years ended March 31, 2020, 2019, 2018, 2017, respectively. The Fund’s strategies involving treasury securities and TBA securities are employed to increase liquidity and to manage interest rate risk while not changing the economic exposure to treasury and mortgage backed securities. The Fund invests in treasury securities and may purchase and sell treasury securities to manage the duration of the Fund and for hedging purposes when selling or buying corporate bonds. In addition, the Fund commonly employs an investment strategy involving the purchase of the most recently issued treasury security with a particular time to maturity while selling its position in a previously issued treasury security with a substantially similar time to maturity. This strategy is employed in order for the Fund to own the most liquid treasury security available for a given time to maturity. The Fund also invests in TBA securities whereby the actual identity of the securities to be delivered at settlement is not specified, but rather the general characteristics of the securities are agreed to (i.e. issuer, mortgage type, maturity, coupon and month of settlement). The Fund may engage in rolling strategies with TBAs whereby the Fund seeks to extend the expiration or maturity of a TBA position by closing out the position before expiration and simultaneously opening a new position that has substantially similar terms except for a later expiration date. Such rolls enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021

NOTE 1 — ORGANIZATION
Voya Funds Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of seven separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Opportunities Fund (“Strategic Income Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least six or more of the following classes of shares: Class A, Class C, Class I, Class P, Class P2, Class P3, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of March 31, 2021, the maximum amount of loss that Intermediate Bond and Strategic Income Opportunities would incur if the counterparties to their derivative transactions failed to perform would be $7,520,226 and $27,816,475, respectively, which represents the gross payments to be received by the Funds on OTC purchased options and open forward foreign currency contracts were they to be unwound as of March 31, 2021. To reduce the amount of potential loss to Intermediate Bond and Strategic Income Opportunities, the Funds received $3,780,000 and $4,800,000, respectively, in cash collateral from certain counterparties at March 31, 2021.
The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
As of March 31, 2021, Intermediate Bond and Strategic Income Opportunities had a liability position of $6,446,783, and $27,690,046, respectively, on open forward foreign currency contracts and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of March 31, 2021, the Funds could have been required to pay this amount in cash to their counterparties. At March 31, 2021, Intermediate Bond and Strategic Income Opportunities had pledged $1,670,000 and $3,420,000, respectively, in cash collateral to certain counterparties for open OTC derivatives.
E. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the year ended March 31, 2021, Intermediate Bond and Strategic Income Opportunities entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Funds used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements.
During the year ended March 31, 2021, Intermediate Bond and Strategic Income Opportunities had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at March 31, 2021.
	Buy	Sell
Intermediate Bond	$10,993,524	$114,004,820
Strategic Income Opportunities	761,210,294	729,503,068
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities.Open futures contracts, if any, are reported on a table within the each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the each Fund’s Statement of Operations. Realized gains (losses) are reported in the each Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2021, GNMA Income, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2021, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts at March 31, 2021.
	Purchased	Sold
GNMA Income	$24,970,667	$353,175,999
Intermediate Bond	1,450,957,371	632,143,781
Short Term Bond	60,604,372	20,993,011
Strategic Income Opportunities	305,026,568	385,551,442
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. All Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.
J. Securities Lending. Each Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At March 31, 2021, GNMA Income and Intermediate Bond had pledged $11,357,691 and $4,161,938, respectively, in cash collateral with certain counterparties for open delayed-delivery or when-issued transactions.
M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity)

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.
N. Options Contracts. The Funds may write call and put options on futures, swap options (“swaptions”), securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended March 31, 2021, Intermediate Bond and Strategic Income Opportunities had written interest rate swaptions to manage duration and yield curve exposures with an average notional value of $272,916,000 and $116,779,000, respectively. Please refer to the table within the Portfolio of Investments for open written interest rate swaptions contracts for Intermediate Bond and Strategic Income Opportunities at March 31, 2021.
During the year ended March 31, 2021, Intermediate Bond and Strategic Income Opportunities had purchased foreign currency options to manage their foreign exchange exposure with average notional values of $354,379,661 and $233,318,763, respectively. Please refer to the tables within the Portfolio of Investments for open purchased options on foreign currencies for Intermediate Bond and Strategic Income Opportunities at March 31, 2021.
During the year ended March 31, 2021, Intermediate Bond and Strategic Income Opportunities had written foreign currency options to generate income with an average notional value of $217,345,427 and $99,613,666, respectively. Please refer to the tables within the Portfolio of Investments for open written options on foreign currencies for Intermediate Bond and Strategic Income Opportunities at March 31, 2021.
During the year ended March 31, 2021, Intermediate Bond and Strategic Income Opportunities had purchased options on exchange-traded funds with average notional values of $179,263,028 and $105,635,813, respectively, to gain exposure to certain equity market sectors. There were no open purchased options on exchange-traded funds at March 31, 2021.
During the year ended March 31, 2021, Intermediate Bond and Strategic Income Opportunities had purchased options on credit default swap indices with average notional values of $137,548,333 and $69,986,333 to manage their exposure to certain credit markets. Please refer to the tables within the Portfolio of Investments for open purchased options on credit default swap indices for Intermediate Bond and Strategic Income Opportunities at March 31, 2021.
During the year ended March 31, 2021, Intermediate Bond and Strategic Income Opportunities had written options on credit default swap indices with average notional values of $220,445,000 and $123,353,500 to manage their exposure to certain credit markets. There were no open written options on credit default swap indices for Intermediate Bond and Strategic Income Opportunities at March 31, 2021.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

O. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2021, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended March 31, 2021, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had bought and sold credit protection (Strategic Income Opportunities only) on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Funds enter into CDX swap contracts to gain additional exposure within various credit sectors and to hedge the credit risk associated within various sectors with the credit markets. In addition, for the year ended March 31, 2021, Strategic Income Opportunities had bought credit protection on single name issuers (Corporate or Sovereign) to gain additional exposure to the credit market. Please refer to the tables within the Portfolios of Investments for open credit default swaps to buy protection for Strategic Income Opportunities as of March 31, 2021. There were no open credit default swaps to sell protection for Strategic Income Opportunities as of March 31, 2021. There were no open credit default swaps to buy or sell protection for Intermediate Bond and Short Term Bond as of March 31, 2021.
During the year ended March 31, 2021, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had an average notional value on credit default swaps to buy and sell protection as disclosed below:
	Purchased	Sold
Intermediate Bond	$329,636,661	$—
Short Tem Bond	1,104,741	—
Strategic Income Opportunities	83,743,778	15,120,000
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended March 31, 2021, Strategic Income Opportunities had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. The average notional amount on long interest rate swaps was $35,669,250.
For the year ended March 31, 2021, Strategic Income Opportunities had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. The average notional amount on short interest rate swaps was $216,612,250.
Please refer to the tables within the Portfolio of Investments for open interest rate swaps at March 31, 2021.
At March 31, 2021, Strategic Income Opportunities had pledged $521,846 as cash collateral for open centrally cleared swaps.
P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2021, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
GNMA Income	$45,633,184	$3,868,383
High Yield Bond	956,336,075	606,251,655
Intermediate Bond	4,881,817,581	2,849,891,180
Short Term Bond	84,986,141	67,653,204
Strategic Income Opportunities	826,229,782	994,395,949
U.S. government securities not included above were as follows:
	Purchases	Sales
GNMA Income	$8,228,569,336	$7,744,892,999
Intermediate Bond	11,989,347,163	12,247,750,237
Short Term Bond	220,070,541	210,703,046
Strategic Income Opportunities	254,306,487	367,044,764
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of GNMA Income, High Yield Bond and Strategic Income Opportunities. These waivers are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.
Fund	Fee
GNMA Income	0.45% on the first $1 billion, 0.43% on the next $500 million and 0.41% on assets thereafter
High Yield Bond	0.61% on the first $500 million, 0.55% on the next $4.5 billion and 0.50% on assets thereafter
Intermediate Bond	0.27% on all assets
Short Term Bond	0.25% on all assets
Strategic Income Opportunities	0.50% on all assets
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except Class I, Class P, Class P2, Class P3, Class R6 and Class W) has a distribution and/or service and distribution plan (the “Plan”), whereby the Distributor is compensated by certain of the Funds for expenses incurred in the distribution and/or shareholder servicing of each Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Plan, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have a shareholder service plan for Class A and Class C shares (together with the Plan referenced above, the “Plans”). Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class R
GNMA Income	0.25%	1.00%	N/A
High Yield Bond	0.25%	1.00%	0.50%
Intermediate Bond	0.25%	1.00%	0.50%
Short Term Bond	0.25%	1.00%	0.50%
Strategic Income Opportunities	0.25%	1.00%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2021, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
GNMA Income	$35,150	$—
High Yield Bond	1,856	—
Intermediate Bond	15,927	—
Short Term Bond	754	—
Strategic Income Opportunities	13,104	—

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C
Contingent Deferred Sales Charges:
GNMA Income	$7,008	$7,045
High Yield Bond	—	558
Intermediate Bond	1,394	2,300
Short Term Bond	—	163
Strategic Income Opportunities	12,400	19,097
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2021, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Index Solution Income Portfolio	Short Term Bond	45.73%
Voya Institutional Trust Company	GNMA Income	14.01
Voya Intermediate Bond Portfolio	High Yield Bond	14.02
Voya Investment Trust Co.	High Yield Bond	10.38
Voya Retirement Insurance and Annuity Company	Intermediate Bond	9.46
Voya Solution Income Portfolio	Short Term Bond	14.30
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2021, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
GNMA Income	$417,223
High Yield Bond	8,012
Intermediate Bond	488,275
Short Term Bond	19
Strategic Income Opportunities	18,947
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:
Fund	Class A	Class C	Class I	Class P	Class P2	Class P3	Class R	Class R6	Class W
GNMA Income	0.84%	1.59%	0.54%	0.15%	N/A	N/A	N/A	0.54%	0.59%
High Yield Bond	1.10%	1.85%	0.85%	0.15%	N/A	0.00%	1.35%	0.83%	0.85%
Intermediate Bond	0.75%	1.50%	0.50%	N/A	N/A	0.00%	1.00%	0.50%	0.50%
Short Term Bond	0.65%	1.40%	0.35%	N/A	0.15%	0.00%	0.90%	0.30%	0.40%
Strategic Income Opportunities	1.15%	1.90%	0.72%	0.15%	N/A	N/A	1.40%	0.60%	0.90%
With the exception of Strategic Income Opportunities and the non-recoupable Class P management fee waiver for GNMA Income and High Yield Bond, the Investment Adviser may at a later date recoup from a Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of March 31, 2021 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	March 31,
	2022	2023	2024	Total
GNMA Income	$108,098	$78,050	$—	$186,148
High Yield Bond	11,105	224	44,399	55,728
Intermediate Bond	26,399	58,675	91,806	176,880
Short Term Bond	180,697	178,941	288,006	647,644
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2021, are as follows:

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

	March 31,
	2022	2023	2024	Total
GNMA Income
Class A	$—	$—	$68,885	$68,885
Class C	—	—	6,083	6,083
Class I	145,938	180,602	220,385	546,925
Class P	—	—	300	300
Class W	—	—	16,599	16,599
Short Term Bond
Class I	11,389	12,071	8,563	32,023
The Expense Limitation Agreement is contractual through August 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 15, 2020, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended March 31, 2021:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
GNMA Income	2	$9,231,500	1.28%
High Yield Bond	5	12,546,400	1.29
Intermediate Bond	2	2,382,500	1.05
Short Term Bond	1	3,786,000	1.04

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
GNMA Income
Class A
3/31/2021	26,944,868	—	1,200,962	(16,087,280)	—	12,058,550	231,045,151	—	10,292,022	(137,788,797)	—	103,548,376
3/31/2020	20,741,177	—	1,241,380	(11,670,558)	—	10,311,999	175,424,054	—	10,520,814	(98,564,317)	—	87,380,551
Class C
3/31/2021	1,967,981	—	64,684	(1,823,764)	—	208,901	16,786,460	—	551,827	(15,553,503)	—	1,784,784
3/31/2020	715,957	—	113,821	(2,805,702)	—	(1,975,924)	6,017,633	—	958,864	(23,590,724)	—	(16,614,227)
Class I
3/31/2021	89,156,852	—	1,593,392	(47,354,775)	—	43,395,469	765,178,344	—	13,675,785	(406,391,460)	—	372,462,669
3/31/2020	47,467,729	—	1,345,831	(24,816,202)	—	23,997,358	402,637,399	—	11,427,997	(210,089,972)	—	203,975,424
Class P
5/22/2020(1) - 3/31/2021	3,828	—	89	—	—	3,917	33,000	—	761	—	—	33,761
Class R6
7/31/2020(1) - 3/31/2021	5,139,871	—	58,209	(297,695)	—	4,900,385	44,091,192	—	498,569	(2,551,069)	—	42,038,692
Class W
3/31/2021	12,911,284	—	382,737	(10,360,560)	—	2,933,461	111,168,662	—	3,288,689	(89,150,877)	—	25,306,474
3/31/2020	10,623,196	—	376,031	(3,784,558)	—	7,214,669	90,107,893	—	3,198,273	(32,083,251)	—	61,222,915
High Yield Bond
Class A
3/31/2021	1,277,866	—	278,827	(1,602,122)	—	(45,429)	9,799,174	—	2,166,595	(12,205,285)	—	(239,516)
3/31/2020	2,165,022	—	314,805	(3,880,925)	—	(1,401,098)	17,163,512	—	2,475,988	(30,378,845)	—	(10,739,345)
Class C
3/31/2021	52,327	—	56,970	(437,035)	—	(327,738)	407,776	—	442,005	(3,379,701)	—	(2,529,920)
3/31/2020	135,657	—	74,510	(640,022)	—	(429,855)	1,043,649	—	586,632	(5,074,288)	—	(3,444,007)

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
High Yield Bond (continued)
Class I
3/31/2021	17,254,831	—	676,970	(6,224,650)	—	11,707,151	135,709,963	—	5,288,007	(48,118,788)	—	92,879,182
3/31/2020	5,514,232	—	588,273	(6,700,287)	—	(597,782)	43,825,729	—	4,624,462	(52,967,067)	—	(4,516,876)
Class P
3/31/2021	30,843,627	—	2,122,977	(7,863,387)	—	25,103,217	230,588,862	—	16,599,577	(62,071,848)	—	185,116,591
3/31/2020	4,444,532	—	758,284	(6,410,069)	—	(1,207,253)	31,961,979	—	5,961,665	(50,868,102)	—	(12,944,458)
Class P3
3/31/2021	1,065,181	—	55,612	(181,619)	—	939,174	7,925,155	—	435,511	(1,424,482)	—	6,936,184
3/31/2020	163,946	—	345	(1,870)	—	162,421	1,079,822	—	2,446	(12,210)	—	1,070,058
Class R
3/31/2021	12,372	—	4,474	(45,872)	—	(29,026)	96,072	—	34,769	(362,000)	—	(231,159)
3/31/2020	86,955	—	8,075	(148,314)	—	(53,284)	685,862	—	63,829	(1,092,964)	—	(343,273)
Class R6
3/31/2021	25,766,653	—	1,585,305	(14,803,857)	—	12,548,101	189,942,494	—	12,382,591	(111,639,906)	—	90,685,179
3/31/2020	18,190,543	—	494,422	(2,151,871)	—	16,533,094	132,931,513	—	3,873,560	(16,605,178)	—	120,199,895
Class W
3/31/2021	12,079,442	—	978,485	(14,599,434)	—	(1,541,507)	91,440,292	—	7,650,186	(108,475,654)	—	(9,385,176)
3/31/2020	9,673,020	—	791,877	(3,159,631)	—	7,305,266	75,534,887	—	6,210,804	(24,602,171)	—	57,143,520
Intermediate Bond
Class A
3/31/2021	14,337,503	—	1,552,224	(15,665,755)	—	223,972	152,354,422	—	16,466,501	(165,401,171)	—	3,419,752
3/31/2020	16,071,031	—	1,099,851	(15,811,149)	267,957	1,627,690	166,370,297	—	11,386,329	(162,385,511)	2,789,429	18,160,544
Class C
3/31/2021	674,364	—	65,573	(1,053,723)	—	(313,786)	7,134,581	—	695,023	(11,175,900)	—	(3,346,296)
3/31/2020	1,055,682	—	48,840	(1,436,355)	—	(331,833)	10,927,142	—	504,562	(14,810,623)	—	(3,378,919)
Class I
3/31/2021	253,636,822	—	24,279,303	(169,105,998)	—	108,810,127	2,687,298,658	—	257,485,987	(1,780,411,799)	—	1,164,372,846
3/31/2020	250,260,793	—	14,521,492	(184,603,928)	—	80,178,357	2,588,026,639	—	150,301,009	(1,891,112,199)	—	847,215,449
Class O(2)
3/31/2021	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2020	764	—	4,926	(8,086)	(267,957)	(270,353)	7,896	—	50,749	(82,889)	(2,789,429)	(2,813,673)
Class P3
3/31/2021	2,626,038	—	157,427	(1,246,780)	—	1,536,685	27,738,103	—	1,670,314	(13,195,021)	—	16,213,396
3/31/2020	2,525,823	—	75,862	(2,155,864)	—	445,821	26,002,901	—	785,587	(22,158,664)	—	4,629,824
Class R
3/31/2021	3,335,407	—	743,273	(5,467,067)	—	(1,388,387)	35,462,358	—	7,897,423	(58,088,638)	—	(14,728,857)
3/31/2020	5,658,896	—	514,077	(4,668,322)	—	1,504,651	58,523,196	—	5,328,302	(48,214,716)	—	15,636,782
Class R6
3/31/2021	100,455,433	—	12,213,279	(61,776,505)	—	50,892,207	1,064,229,002	—	129,554,847	(654,642,138)	—	539,141,711
3/31/2020	98,347,226	—	7,012,519	(61,939,704)	—	43,420,041	1,021,901,643	—	72,601,626	(636,316,473)	—	458,186,796
Class W
3/31/2021	11,639,725	—	1,081,979	(11,153,189)	—	1,568,515	123,513,825	—	11,469,006	(116,059,596)	—	18,923,235
3/31/2020	11,653,738	—	675,903	(5,103,415)	—	7,226,226	120,622,599	—	6,996,055	(52,350,058)	—	75,268,596
Short Term Bond
Class A
3/31/2021	1,387,184	—	32,156	(188,734)	—	1,230,606	13,693,922	—	319,816	(1,881,765)	—	12,131,973
3/31/2020	1,018,684	—	16,685	(1,770,466)	—	(735,097)	10,049,550	—	163,960	(17,465,867)	—	(7,252,357)
Class C
3/31/2021	39,979	—	511	(20,714)	—	19,776	397,712	—	5,073	(206,085)	—	196,700
3/31/2020	67,423	—	890	(139,551)	—	(71,238)	666,843	—	8,753	(1,370,500)	—	(694,904)
Class I
3/31/2021	715,015	—	31,098	(314,891)	—	431,222	7,108,557	—	308,686	(3,134,143)	—	4,283,100
3/31/2020	585,982	—	27,123	(314,732)	—	298,373	5,768,478	—	266,726	(3,090,252)	—	2,944,952
Class P2
3/31/2021	5,953,129	—	240,462	(1,791,711)	—	4,401,880	58,091,606	—	2,385,177	(17,709,956)	—	42,766,827
10/22/2019(1) - 3/31/2020	6,211,230	—	67,215	(1,112,130)	—	5,166,315	61,353,506	—	660,465	(10,775,852)	—	51,238,119
Class P3
3/31/2021	127,704	—	8,539	(356,586)	—	(220,343)	1,265,904	—	84,609	(3,461,267)	—	(2,110,754)
3/31/2020	670,165	—	17,116	(475,172)	—	212,109	6,579,444	—	168,320	(4,594,498)	—	2,153,266

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Short Term Bond (continued)
Class R
3/31/2021	512	—	7	(0)*	—	519	5,119	—	69	(2)	—	5,186
3/31/2020	—	—	6	—	—	6	—	—	60	—	—	60
Class R6
3/31/2021	1,665,203	—	114,007	(6,943,954)	—	(5,164,744)	16,524,973	—	1,131,114	(67,439,922)	—	(49,783,835)
3/31/2020	14,157,093	—	350,993	(13,078,412)	—	1,429,674	138,912,667	—	3,454,516	(127,422,594)	—	14,944,589
Class W
3/31/2021	2,572,329	—	38,283	(423,843)	—	2,186,769	25,270,562	—	382,045	(4,231,467)	—	21,421,140
3/31/2020	16,095	—	1,149	(60,465)	—	(43,221)	159,000	—	11,347	(580,726)	—	(410,379)
Strategic Income Opportunities
Class A
3/31/2021	5,638,505	—	502,590	(7,594,730)	—	(1,453,635)	55,160,875	—	4,935,133	(74,321,820)	—	(14,225,812)
3/31/2020	23,902,684	—	695,363	(21,206,575)	—	3,391,472	244,819,457	—	7,089,898	(214,573,951)	—	37,335,404
Class C
3/31/2021	1,279,251	—	145,324	(1,982,228)	—	(557,653)	12,318,707	—	1,406,352	(19,227,048)	—	(5,501,989)
3/31/2020	4,396,854	—	126,789	(1,186,101)	—	3,337,542	44,456,409	—	1,269,302	(11,772,089)	—	33,953,622
Class I
3/31/2021	92,126,382	—	7,205,439	(122,990,435)	—	(23,658,614)	905,049,159	—	71,006,762	(1,206,675,912)	—	(230,619,991)
3/31/2020	195,469,467	—	7,191,414	(91,955,251)	—	110,705,630	2,000,948,486	—	73,423,768	(914,265,041)	—	1,160,107,213
Class P
3/31/2021	691,537	—	38,288	(1,775,035)	—	(1,045,210)	6,382,889	—	369,485	(17,409,442)	—	(10,657,068)
3/31/2020	1,163,131	—	49,314	(167,206)	—	1,045,239	11,845,242	—	502,612	(1,717,991)	—	10,629,863
Class P3(3)
3/31/2021	103,085	—	5,890	(520,666)	—	(411,691)	980,634	—	56,632	(5,082,987)	—	(4,045,721)
8/1/2019(1) - 3/31/2020	763,159	—	13,658	(365,126)	—	411,691	7,839,386	—	139,321	(3,751,777)	—	4,226,930
Class R
3/31/2021	659,184	—	70,301	(539,213)	—	190,272	6,418,592	—	685,666	(5,232,485)	—	1,871,773
3/31/2020	988,581	—	59,448	(240,623)	—	807,406	10,052,447	—	599,353	(2,353,160)	—	8,298,640
Class R6
3/31/2021	4,356,387	—	704,515	(14,987,777)	—	(9,926,875)	42,894,452	—	6,902,093	(144,013,867)	—	(94,217,322)
3/31/2020	30,312,878	—	957,844	(10,693,475)	—	20,577,247	308,585,262	—	9,766,425	(109,376,847)	—	208,974,840
Class W
3/31/2021	2,029,429	—	190,661	(5,016,103)	—	(2,796,013)	19,844,363	—	1,859,440	(48,566,824)	—	(26,863,021)
3/31/2020	5,835,417	—	250,569	(3,206,738)	—	2,879,248	59,381,373	—	2,541,388	(31,497,257)	—	30,425,504

(1)
Commencement of operations.

(2)
Class O converted to Class A on November 22, 2019.

(3)
Class P3 was fully redeemed on November 2, 2020.

*
Amount is less than 0.500 shares or $0.50.

NOTE 10 — UNFUNDED LOAN COMMITMENTS
Certain Funds may enter into credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At March 31, 2021, Strategic Income Opportunities had the following unfunded loan commitments:
Loan	Unfunded Loan Commitment
Cano Health LLC Delayed Draw Term Loan	$76,145
Constant Contact Inc Delayed Draw Term Loan	148,235
National Mentor Holdings, Inc. 2021 Delayed Draw Term Loan	139,884
OneDigital Borrower LLC 2020 Delayed Draw Term Loan	86,250
Loan	Unfunded Loan Commitment
Service Logic Acquisition, Inc Delayed Draw Term Loan	168,448
Therma Intermediate LLC, 2020 Delayed Draw Term Loan	24,194
TricorBraun Holdings, Inc. 2021 Delayed Draw Term Loan	94,966
$738,122

*
The unrealized appreciation/(depreciation) on these commitments as of March 31, 2021 is included in the Investments in securities at fair value on the Statement of Assets and Liabilities.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 11 — SECURITIES LENDING (continued)

government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2021:
High Yield Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$6,229,802	$(6,229,802)	$—
BNP Paribas	613,312	(613,312)	—
Citadel Clearing LLC	9,094	(9,094)	—
Citigroup Global Markets Inc.	446,195	(446,195)	—
Credit Suisse Securities (USA) LLC	125,844	(125,844)	—
Deutsche Bank Securities Inc.	1,388,311	(1,388,311)	—
Goldman Sachs & Co. LLC	4,664,447	(4,664,447)	—
J.P. Morgan Securities LLC	3,527,370	(3,527,370)	—
Morgan Stanley & Co. LLC	1,304,291	(1,304,291)	—
Scotia Capital (USA) INC	443,818	(443,818)	—
SunTrust Robinson Humphrey,Inc	277,576	(277,576)	—
UBS AG	2,896,635	(2,896,635)	—
Wells Fargo Securities LLC	3,836,174	(3,836,174)	—
	$25,762,869	$(25,762,869)	$—

(1)
Cash collateral with a fair value of $26,397,002 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$4,893,134	$(4,893,134)	$—
Barclays Capital Inc.	268,989	(268,989)	—
BNP Paribas	6,443,954	(6,443,954)	—
BNP Paribas Securities Corp.	1,331,733	(1,331,733)	—
BNP Paribas Prime Brokerage Intl Ltd	2,127,634	(2,127,634)	—
BofA Securities Inc	60,512,394	(60,512,394)	—
Canadian Imperial Bank of Commerce	2,913,905	(2,913,905)	—
Citadel Clearing LLC	609	(609)	—
Citigroup Global Markets Limited	646,079	(646,079)	—
Citigroup Global Markets Inc.	2,188,646	(2,188,646)	—
Credit Suisse Securities (Europe) Limited	4,583,613	(4,583,613)	—
Daiwa Capital Markets America Inc.	1,678,532	(1,678,532)	—
Deutsche Bank Securities Inc.	1,180,114	(1,180,114)	—
Merrill Lynch International	4,966,664	(4,966,664)	—
Mirae Asset Securities (USA) INC.	231,982	(231,982)	—
Morgan Stanley & Co. LLC	38,113,424	(38,113,424)	—
National Bank Financial INC	173,948	(173,948)	—
National Financial Services LLC	392,565	(392,565)	—
Nomura International PLC	765,267	(765,267)	—
Nomura Securities International, Inc.	332,080	(332,080)	—
RBC Dominion Securities Inc	4,830,007	(4,830,007)	—
Scotia Capital (USA) INC	8,392,162	(8,392,162)	—
Societe Generale	20,281,739	(20,281,739)	—
Wells Fargo Securities LLC	4,207,870	(4,207,870)	—
	$171,457,044	$(171,457,044)	$—

(1)
Cash collateral with a fair value of $175,382,123 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Jefferies LLC	$112,947	$(112,947)	$—
	$112,947	$(112,947)	$—

(1)
Cash collateral with a fair value of $115,585 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Strategic Income Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,446,080	$(1,446,080)	$—
BofA Securities Inc	26,128	(26,128)	—
Citigroup Global Markets Limited	324,968	(324,968)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (Europe) Limited	351,033	(351,033)	—
Credit Suisse Securities (USA) LLC	488,557	(488,557)	—
Deutsche Bank Securities Inc.	817,993	(817,993)	—
Goldman Sachs & Co. LLC	770,492	(770,492)	—
J.P. Morgan Securities LLC	3,338,311	(3,338,311)	—
Merrill Lynch International	1,152,088	(1,152,088)	—
Morgan Stanley & Co. LLC	2,527	(2,527)	—
Nomura Securities International, Inc.	214,192	(214,192)	—
RBC Capital Markets, LLC	187,987	(187,987)	—
Scotia Capital (USA) INC	651,083	(651,083)	—
UBS AG	292,763	(292,763)	—
	$10,064,202	$(10,064,202)	$—

(1)
Cash collateral with a fair value of $10,317,665 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, paydowns, swaps, capital loss carryforwards, straddle loss deferrals, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended March 31, 2021			Year Ended March 31, 2020
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income
GNMA Income	$27,858,078	$—	$5,670,717	$30,231,110
High Yield Bond	43,745,747	—	2,160,508	24,390,426
Intermediate Bond	419,034,382	26,007,065	30,585,431	275,742,907
Short Term Bond	4,264,688	—	431,580	4,832,256
Strategic Income Opportunities	85,398,234	—	12,607,156	101,210,502
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2021 were:
	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Other	Total Distributable Earnings/(Loss)
				Amount	Character	Expiration
GNMA Income	$—	$—	$18,288,960	$(5,282,110)	Short-term	None	$(425,874)	$(6,341,652)
				(18,922,628)	Long-term	None
				$(24,204,738)
High Yield Bond	—	—	47,676,865	(15,077,041)	Long-term	None	(81,783)	32,518,041
Intermediate Bond	(10,050,095)	(91,628,968)	164,510,409	—	—	—	(2,993,072)	59,838,274
Short Term Bond	—	—	1,671,454	(1,159,175)	Short-term	None	(3,553)	(994,500)
				(1,503,226)	Long-term	None
				$(2,662,401)

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Other	Total Distributable Earnings/(Loss)
				Amount	Character	Expiration
Strategic Income Opportunities	(5,553,079)	—	3,769,477	(18,029,501)	Short-term	None	(784,481)	(48,936,735)
				(28,339,151)	Long-term	None
$(46,368,652)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2021, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 14 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re- classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2020 through December 31, 2020, the Program supported the Funds’ ability to honor redemption requests in a timely manner and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 15 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS
The Funds have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework —  Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Funds’ adoption was limited to changes in the Funds’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Funds have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) —
Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 17 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2021, the Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0110	May 3, 2021	Daily
Class C	$0.0058	May 3, 2021	Daily
Class I	$0.0132	May 3, 2021	Daily
Class P	$0.0166	May 3, 2021	Daily
Class R6	$0.0132	May 3, 2021	Daily
Class W	$0.0128	May 3, 2021	Daily
High Yield Bond
Class A	$0.0330	May 3, 2021	Daily
Class C	$0.0281	May 3, 2021	Daily
Class I	$0.0353	May 3, 2021	Daily
Class P	$0.0397	May 3, 2021	Daily
Class P3	$0.0401	May 3, 2021	Daily
Class R	$0.0314	May 3, 2021	Daily
Class R6	$0.0358	May 3, 2021	Daily
Class W	$0.0347	May 3, 2021	Daily
Intermediate Bond
Class A	$0.0239	May 3, 2021	Daily
Class C	$0.0175	May 3, 2021	Daily
Class I	$0.0266	May 3, 2021	Daily
Class P3	$0.0295	May 3, 2021	Daily
Class R	$0.0218	May 3, 2021	Daily
Class R6	$0.0269	May 3, 2021	Daily
Class W	$0.0259	May 3, 2021	Daily
Short Term Bond
Class A	$0.0139	May 3, 2021	Daily
Class C	$0.0077	May 3, 2021	Daily
Class I	$0.0163	May 3, 2021	Daily
Class P2	$0.0221	May 3, 2021	Daily
Class P3	$0.0205	May 3, 2021	Daily
Class R	$0.0119	May 3, 2021	Daily
Class R6	$0.0166	May 3, 2021	Daily
Class W	$0.0160	May 3, 2021	Daily

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 17 — SUBSEQUENT EVENTS (continued)

	Per Share Amount	Payable Date	Record Date
Strategic Income Opportunities
Class A	$0.0249	May 3, 2021	Daily
Class C	$0.0184	May 3, 2021	Daily
Class I	$0.0279	May 3, 2021	Daily
Class P	$0.0320	May 3, 2021	Daily
Class R	$0.0226	May 3, 2021	Daily
Class R6	$0.0283	May 3, 2021	Daily
Class W	$0.0269	May 3, 2021	Daily
Line of Credit renewal: Effective May 14, 2021, the funds to which the Credit Agreement is available have entered into a 30-day extension of the Credit Agreement with BNY for an aggregate amount of $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The 30-day extended Credit Agreement will expire on June 14, 2021.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 49.7%
1,756,027	Fannie Mae 2004-28 PZ, 6.000%, 05/25/2034	$2,262,583	0.1
2,517,368	Fannie Mae 2004-88 ZC, 6.500%, 12/25/2034	3,076,888	0.2
6,965,749	Fannie Mae 2005-17 B, 6.500%, (US0001M + 6.500%), 03/25/2035	8,675,290	0.5
1,982,198	Fannie Mae 2005-43 PZ, 6.000%, 05/25/2035	2,327,587	0.1
1,063,271	Fannie Mae 2007-60 ZB, 4.750%, 05/25/2037	1,161,684	0.1
3,074,941 (1)	Fannie Mae 2010-150 PS, 6.491%, (-1.000*US0001M + 6.600%), 12/25/2039	165,902	0.0
4,510,694 (1)	Fannie Mae 2010-95 SB, 6.491%, (-1.000*US0001M + 6.600%), 09/25/2040	731,285	0.0
5,149,702	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	5,984,243	0.3
6,978,739 (1)	Fannie Mae 2012-148 HI, 3.500%, 05/25/2042	753,030	0.0
19,107,571 (1)	Fannie Mae 2012-148 IM, 3.000%, 01/25/2028	1,312,476	0.1
213,766 (2)	Fannie Mae REMIC Trust 2002-W1 3A, 3.586%, 04/25/2042	223,704	0.0
984,050 (2)	Fannie Mae REMIC Trust 2002-W6 3A, 3.988%, 01/25/2042	1,032,729	0.1
1,132,861	Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/2033	1,333,670	0.1
2,844,279	Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/2033	3,066,469	0.2
103,773	Fannie Mae REMIC Trust 2004-61 SH, 23.553%, (-3.998*US0001M + 23.988%), 11/25/2032	155,876	0.0
3,165,737 (2)	Fannie Mae REMIC Trust 2004-W11 2A, 3.649%, 03/25/2043	3,165,521	0.2
2,954,460	Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/2034	3,254,662	0.2
574,614 (1)	Fannie Mae REMIC Trust 2005-17 ES, 6.641%, (-1.000*US0001M + 6.750%), 03/25/2035	71,212	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
551,335	Fannie Mae REMIC Trust 2005-59 NQ, 16.603%, (-2.500*US0001M + 16.875%), 05/25/2035	$680,173	0.0
605,797	Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/2035	688,709	0.0
146,892	Fannie Mae REMIC Trust 2006-115 ES, 26.126%, (-4.000*US0001M + 26.560%), 12/25/2036	231,551	0.0
1,045,555 (1)	Fannie Mae REMIC Trust 2006-36 SP, 6.591%, (-1.000*US0001M + 6.700%), 05/25/2036	163,823	0.0
3,332,149 (1)	Fannie Mae REMIC Trust 2006-79 SH, 6.341%, (-1.000*US0001M + 6.450%), 08/25/2036	792,704	0.0
246,079 (2)	Fannie Mae REMIC Trust 2009-12 LK, 10.419%, 03/25/2039	285,679	0.0
1,861,549	Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/2035	2,247,143	0.1
3,360,290	Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/2039	3,564,877	0.2
5,084,839	Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/2040	5,924,935	0.3
1,450,088	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	1,525,958	0.1
5,377,991 (1)	Fannie Mae REMIC Trust 2012-128 VS, 6.141%, (-1.000*US0001M + 6.250%), 06/25/2042	743,110	0.0
3,827,233 (1)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/2027	217,125	0.0
2,614,422 (1)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/2042	324,623	0.0
2,086,759 (1)	Fannie Mae REMIC Trust 2012-68 SD, 6.591%, (-1.000*US0001M + 6.700%), 06/25/2032	361,062	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,457,000	Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/2042	$3,749,114	0.2
849,898 (1)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/2042	80,822	0.0
2,271,764 (1)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/2033	196,402	0.0
4,135 (3)	Fannie Mae REMICS 2006-44 P, 0.000%, 12/25/2033	3,784	0.0
1,477,904	Fannie Mae REMICS 2010-26 F, 0.879%, (US0001M + 0.770%), 11/25/2036	1,513,511	0.1
1,547,174	Fannie Mae REMICS 2010-39 FN, 0.939%, (US0001M + 0.830%), 05/25/2040	1,581,735	0.1
683,925	Fannie Mae REMICS 2010-80 PZ, 5.000%, 07/25/2040	812,750	0.0
1,000,000	Fannie Mae REMICS 2010-87 PL, 4.000%, 06/25/2040	1,099,756	0.1
1,610,737	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	1,814,524	0.1
750,000	Fannie Mae REMICS 2011-105 MB, 4.000%, 10/25/2041	824,813	0.0
1,730,000	Fannie Mae REMICS 2011-131 PB, 4.500%, 12/25/2041	1,974,658	0.1
3,860,724 (1)	Fannie Mae REMICS 2012-137 EI, 3.000%, 12/25/2027	229,122	0.0
9,220,004	Fannie Mae REMICS 2012-17 QZ, 4.000%, 03/25/2042	10,068,980	0.6
2,500,000	Fannie Mae REMICS 2012-40 MY, 3.500%, 04/25/2042	2,688,386	0.2
2,322,707 (3)	Fannie Mae REMICS 2013-135 PO, 0.000%, 01/25/2044	2,039,436	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,720,706 (1)	Fannie Mae REMICS 2013-25 BI, 3.000%, 03/25/2033	$347,564	0.0
1,264,538	Fannie Mae REMICS 2013-55 VZ, 3.000%, 06/25/2043	1,337,976	0.1
2,899,886 (1)	Fannie Mae REMICS 2013-62 AI, 3.000%, 06/25/2033	306,546	0.0
1,401,927	Fannie Mae REMICS 2015-22 DY, 3.000%, 04/25/2045	1,423,088	0.1
1,264,407	Fannie Mae REMICS 2015-26 UZ, 3.000%, 05/25/2045	1,263,009	0.1
711,932	Fannie Mae REMICS 2015-68 JW, 3.500%, 09/25/2030	775,718	0.0
1,410,000	Fannie Mae REMICS 2016-103 PB, 3.000%, 01/25/2047	1,489,201	0.1
4,283,554	Fannie Mae REMICS 2016-64 LD, 3.500%, 09/25/2046	4,621,111	0.3
5,043,295	Fannie Mae REMICS 2017-22 DZ, 4.000%, 04/25/2047	5,775,702	0.3
11,781,631 (1)	Fannie Mae REMICS 2019-49 IG, 3.000%, 03/25/2033	985,596	0.1
1,543,190	Fannie Mae REMICS 2019-6 GZ, 4.000%, 03/25/2059	1,798,937	0.1
6,738,716 (1)	Fannie Mae REMICS 2020-44 TI, 5.500%, 12/25/2035	1,277,026	0.1
4,395,497	Fannie Mae Series 2016-51 S, 5.811%, (-1.000*US0001M + 5.920%), 10/25/2043	4,699,384	0.3
2,113,106 (2)	Fannie Mae Trust 2004-W2 3A, 3.379%, 02/25/2044	2,226,388	0.1
2,028,185 (2)	Fannie Mae Trust 2004-W2 4A, 3.414%, 02/25/2044	2,133,290	0.1
2,521,931	Freddie Mac 3770 GA, 4.500%, 10/15/2040	2,889,631	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,318,422	Freddie Mac REMIC Trust 2005-S001 2A2, 0.259%, (US0001M + 0.150%), 09/25/2045	$2,298,173	0.1
449,204	Freddie Mac REMIC Trust 2653 SC, 6.742%, (-0.500*US0001M + 6.800%), 07/15/2033	498,926	0.0
1,124,061	Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/2034	1,328,740	0.1
125,493	Freddie Mac REMIC Trust 3012 ST, 21.578%, (-3.600*US0001M + 21.960%), 04/15/2035	174,844	0.0
287,728	Freddie Mac REMIC Trust 3065 DC, 19.542%, (-3.000*US0001M + 19.860%), 03/15/2035	399,497	0.0
512,079	Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/2036	598,523	0.0
3,811,190 (1)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-0.794*US0001M + 5.635%), 07/15/2036	78,837	0.0
291,083 (1)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/2035	51,068	0.0
388,580	Freddie Mac REMIC Trust 3864 NT, 5.500%, (-9.167*US0001M + 60.500%), 03/15/2039	421,655	0.0
1,986,464	Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/2041	2,147,546	0.1
475,917 (1)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	17,867	0.0
170,198 (3)	Freddie Mac REMICS 2974 KO, 0.000%, 05/15/2035	151,045	0.0
3,345,857	Freddie Mac REMICS 3196 ZK, 6.500%, 04/15/2032	4,461,687	0.2
1,018,939	Freddie Mac REMICS 3658 CZ, 5.000%, 04/15/2040	1,229,267	0.1
5,075,000	Freddie Mac REMICS 4059 DY, 3.500%, 06/15/2042	5,616,308	0.3
1,349,831	Freddie Mac REMICS 4097 ZA, 3.500%, 08/15/2042	1,463,949	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,710,056	Freddie Mac REMICS 4136 LU, 3.000%, 07/15/2032	$5,850,374	0.3
8,990,143	Freddie Mac REMICS 4159 LZ, 3.500%, 01/15/2043	9,625,108	0.5
2,755,100	Freddie Mac REMICS 4249 CS, 4.564%, (-0.750*US0001M + 4.650%), 09/15/2043	2,598,626	0.1
2,877,185	Freddie Mac REMICS 4274 US, 5.744%, (-1.000*US0001M + 5.850%), 10/15/2035	2,868,396	0.2
956,107	Freddie Mac REMICS 4341 VH, 4.350%, 03/15/2027	986,764	0.1
9,812,713	Freddie Mac REMICS 4367 MZ, 4.000%, 07/15/2044	11,068,576	0.6
6,919,653	Freddie Mac REMICS 4480 ZX, 4.000%, 11/15/2044	7,572,662	0.4
3,199,351	Freddie Mac REMICS 4764 CJ, 4.000%, 06/15/2045	3,284,582	0.2
2,341,302	Freddie Mac REMICS 4764 DA, 4.000%, 07/15/2045	2,415,298	0.1
5,301,662	Freddie Mac REMICS 4818 GZ, 4.000%, 08/15/2048	5,689,920	0.3
2,597,868	Freddie Mac REMICS 5000 DC, 2.500%, 03/25/2040	2,685,779	0.2
1,316,859	Freddie Mac Series 4040 UZ, 5.000%, 05/15/2042	1,624,003	0.1
1,459,833 (2)	Freddie Mac Structured Pass-Through Certificates T-54 2A, 3.714%, 07/25/2033	1,544,550	0.1
866,266 (2)	Freddie Mac Structured Pass-Through Certificates T-54 4A, 3.691%, 02/25/2043	937,790	0.1
77,934 (1)	Freddie Mac-Ginnie Mae Series 21 SA, 7.891%, (-1.000*US0001M + 8.000%), 10/25/2023	6,113	0.0
998,134	Ginnie Mae 2004-65 ZG, 5.500%, 07/20/2034	1,138,510	0.1
5,643,878	Ginnie Mae 2009-110 ZA, 5.500%, 11/16/2039	6,856,002	0.4
784,859	Ginnie Mae 2009-32 QZ, 5.500%, 05/16/2039	943,679	0.1
616,679	Ginnie Mae 2009-32 YZ, 7.000%, 05/16/2039	797,796	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,467,299	Ginnie Mae 2009-50 MZ, 6.000%, 07/16/2039	$5,364,732	0.3
536,008	Ginnie Mae 2009-54 HZ, 5.000%, 07/20/2039	612,298	0.0
1,293,411	Ginnie Mae 2009-H01 FA, 1.261%, (US0001M + 1.150%), 11/20/2059	1,304,397	0.1
2,000,000	Ginnie Mae 2010-116 PB, 5.000%, 06/16/2040	2,282,328	0.1
4,146,889	Ginnie Mae 2010-125 BZ, 4.500%, 09/16/2040	4,429,547	0.2
3,484,392 (3)	Ginnie Mae 2011-70 PO, 0.000%, 05/16/2041	3,079,931	0.2
2,891,096 (1)	Ginnie Mae 2014-107 XS, 5.494%, (-1.000*US0001M + 5.600%), 07/16/2044	494,721	0.0
1,387,954 (1)	Ginnie Mae 2014-96 SQ, 5.494%, (-1.000*US0001M + 5.600%), 07/16/2044	234,847	0.0
9,206,644	Ginnie Mae 2015-H13 FG, 0.520%, (US0001M + 0.400%), 04/20/2065	9,229,250	0.5
18,586,720 (1)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/2046	2,259,036	0.1
1,114,489 (1)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/2040	62,890	0.0
16,965,485	Ginnie Mae 2016-H20 FB, 0.670%, (US0001M + 0.550%), 09/20/2066	17,089,984	0.9
1,358,961 (1)	Ginnie Mae 2018-78 IC, 4.000%, 02/20/2047	180,888	0.0
2,724,112	Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/2033	3,000,260	0.2
102,131	Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/2034	113,512	0.0
948,595	Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/2034	1,058,373	0.1
660,382	Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/2034	751,351	0.0
328,111 (3)	Ginnie Mae Series 2004-37 OA, 0.000%, 04/17/2034	301,343	0.0
2,448,774	Ginnie Mae Series 2004-4 MG, 5.000%, 01/16/2034	2,720,132	0.2
2,492,131	Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/2034	2,785,255	0.2
1,034,339 (1)	Ginnie Mae Series 2004-98 SA, 6.589%, (-1.000*US0001M + 6.700%), 11/20/2034	233,343	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
841,040	Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/2035	$950,598	0.1
236,358 (1)	Ginnie Mae Series 2005-25 SI, 6.000%, (-6.000*US0001M + 43.200%), 01/20/2034	34,072	0.0
659,247 (1)	Ginnie Mae Series 2005-7 AH, 6.664%, (-1.000*US0001M + 6.770%), 02/16/2035	122,965	0.0
774,000 (1)	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/2035	143,055	0.0
449,587	Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/2035	508,614	0.0
200,972	Ginnie Mae Series 2005-91 UP, 14.088%, (-2.000*US0001M + 14.300%), 09/16/2031	247,332	0.0
7,921,105	Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/2036	9,052,111	0.5
1,395,057	Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/2036	1,607,357	0.1
6,946,520 (1)	Ginnie Mae Series 2006-26 TB, 0.250%, (-1.000*US0001M + 6.500%), 06/20/2036	66,015	0.0
2,197,985	Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/2036	2,518,392	0.1
1,571,287 (1)	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/2037	383,729	0.0
1,602,756 (3)	Ginnie Mae Series 2007-41 OL, 0.000%, 07/20/2037	1,423,844	0.1
94,156	Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/2037	106,842	0.0
300,212	Ginnie Mae Series 2007-48 SY, 19.932%, (-3.000*US0001M + 20.250%), 08/16/2037	413,862	0.0
1,767,947 (1)	Ginnie Mae Series 2007-53 SC, 6.389%, (-1.000*US0001M + 6.500%), 09/20/2037	375,347	0.0
49,520	Ginnie Mae Series 2007-53 SW, 19.872%, (-3.000*US0001M + 20.205%), 09/20/2037	71,560	0.0
946,736	Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/2037	1,051,849	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,113,447	Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/2038	$3,629,793	0.2
508,477 (1)	Ginnie Mae Series 2008-3 SA, 6.439%, (-1.000*US0001M + 6.550%), 01/20/2038	113,922	0.0
948,838 (1)	Ginnie Mae Series 2008-40 PS, 6.394%, (-1.000*US0001M + 6.500%), 05/16/2038	179,640	0.0
1,186,350 (1)	Ginnie Mae Series 2008-51 GS, 6.124%, (-1.000*US0001M + 6.230%), 06/16/2038	243,395	0.0
2,248,505 (1)	Ginnie Mae Series 2008-82 SA, 5.889%, (-1.000*US0001M + 6.000%), 09/20/2038	447,560	0.0
3,679,601 (1)	Ginnie Mae Series 2009-110 SA, 6.244%, (-1.000*US0001M + 6.350%), 04/16/2039	361,081	0.0
831,852	Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/2039	949,501	0.1
3,432,832	Ginnie Mae Series 2009-118 XZ, 5.000%, 12/20/2039	3,863,438	0.2
1,366,480	Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/2039	1,566,140	0.1
1,029,000	Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/2039	1,200,165	0.1
2,164,758	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	2,429,782	0.1
2,029,062	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	2,259,905	0.1
2,777,235	Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/2039	3,175,763	0.2
241,529 (1)	Ginnie Mae Series 2009-55 BI, 1.000%, (-25.000*US0001M + 162.500%), 06/16/2037	9,453	0.0
2,067,689	Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/2039	2,655,811	0.2
6,155,608	Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/2039	8,384,595	0.5
3,508,612	Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/2039	4,441,658	0.2
1,261,940 (1)	Ginnie Mae Series 2009-66 QS, 5.989%, (-1.000*US0001M + 6.100%), 07/20/2039	161,874	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,073,638	Ginnie Mae Series 2009-68 ZC, 5.500%, 08/16/2039	$1,329,546	0.1
784,073 (1)	Ginnie Mae Series 2009-77 SA, 6.044%, (-1.000*US0001M + 6.150%), 09/16/2039	150,817	0.0
3,759,184	Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/2039	4,364,562	0.2
1,064,702	Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/2039	1,360,104	0.1
634,686	Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/2039	727,372	0.0
1,502,497	Ginnie Mae Series 2009-98 MZ, 5.000%, 10/16/2039	1,794,131	0.1
1,670,262 (1)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	176,803	0.0
10,371,000	Ginnie Mae Series 2010-113 BE, 4.500%, 09/20/2040	11,822,498	0.7
1,456,865 (1)	Ginnie Mae Series 2010-116 NS, 6.544%, (-1.000*US0001M + 6.650%), 09/16/2040	261,593	0.0
5,957,245	Ginnie Mae Series 2010-117 ZQ, 4.500%, 09/20/2040	6,779,236	0.4
111,489 (1)	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/2040	7,730	0.0
1,500,000	Ginnie Mae Series 2010-14 B, 4.500%, 02/16/2040	1,694,026	0.1
1,643,805	Ginnie Mae Series 2010-146 NL, 4.000%, 10/16/2039	1,677,806	0.1
1,025,662 (1)	Ginnie Mae Series 2010-158 SA, 5.939%, (-1.000*US0001M + 6.050)%, 12/20/2040	200,444	0.0
1,320,571	Ginnie Mae Series 2010-162 ZE, 4.000%, 12/16/2040	1,470,953	0.1
14,688,190 (1)	Ginnie Mae Series 2010-166 GS, 5.889%, (-1.000*US0001M + 6.000)%, 12/20/2040	2,336,572	0.1
1,170,150 (1)	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/2039	76,813	0.0
1,537,180	Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/2040	1,707,936	0.1
1,961,667	Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/2040	2,098,575	0.1
363,639 (1)	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/2039	29,999	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,569,579	Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/2040	$1,783,692	0.1
1,634,107 (1)	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/2040	249,840	0.0
5,083,540	Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/2039	6,006,401	0.3
1,181,235	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	1,326,495	0.1
3,784,219	Ginnie Mae Series 2010-H01 FA, 0.935%, (US0001M + 0.820)%, 01/20/2060	3,823,441	0.2
9,700,321	Ginnie Mae Series 2010-H10 FB, 1.115%, (US0001M + 1.000)%, 05/20/2060	9,871,367	0.5
5,593,478	Ginnie Mae Series 2010-H10 FC, 1.115%, (US0001M + 1.000)%, 05/20/2060	5,678,297	0.3
1,797,864	Ginnie Mae Series 2010-H20 AF, 0.450%, (US0001M + 0.330)%, 10/20/2060	1,799,739	0.1
808,746	Ginnie Mae Series 2011-116 CI, 4.000%, 05/16/2026	47,812	0.0
293,246 (1)	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/2041	36,512	0.0
691,553	Ginnie Mae Series 2011-128 TF, 0.556%, (US0001M + 0.450)%, 05/16/2041	697,354	0.0
3,358,750 (1)	Ginnie Mae Series 2011-141 PS, 6.594%, (-1.000*US0001M + 6.700)%, 06/16/2041	586,922	0.0
2,422,039 (1)	Ginnie Mae Series 2011-146 EI, 5.000%, 11/16/2041	451,157	0.0
945,000	Ginnie Mae Series 2011-151 PY, 3.000%, 11/20/2041	989,379	0.1
83,197	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	91,885	0.0
239,064 (2)	Ginnie Mae Series 2011-169 BG, 5.432%, 04/16/2039	265,320	0.0
7,474,589	Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/2041	8,164,242	0.5
1,613,856	Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/2040	1,710,920	0.1
4,636,568	Ginnie Mae Series 2011-69 HW, 4.000%, 04/20/2040	4,836,958	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,929,411 (1)	Ginnie Mae Series 2011-73 LS, 6.579%, (-1.000*US0001M + 6.690%), 08/20/2039	$180,425	0.0
3,228,910	Ginnie Mae Series 2011-89 Z, 3.500%, 06/20/2041	3,518,471	0.2
1,883,809	Ginnie Mae Series 2011-H01 AF, 0.570%, (US0001M + 0.450%), 11/20/2060	1,891,060	0.1
2,685,381	Ginnie Mae Series 2011-H03 FA, 0.620%, (US0001M + 0.500%), 01/20/2061	2,698,607	0.2
837,603	Ginnie Mae Series 2011-H07 FA, 0.620%, (US0001M + 0.500%), 02/20/2061	840,440	0.1
241,521	Ginnie Mae Series 2011-H08 FD, 0.620%, (US0001M + 0.500%), 02/20/2061	242,716	0.0
687,297	Ginnie Mae Series 2011-H11 FB, 0.620%, (US0001M + 0.500%), 04/20/2061	690,539	0.0
1,917,733	Ginnie Mae Series 2011-H20 FA, 0.670%, (US0001M + 0.550%), 09/20/2061	1,929,193	0.1
425,350	Ginnie Mae Series 2011-H21 FT, 0.790%, (H15T1Y + 0.700%), 10/20/2061	424,077	0.0
464,839 (1)	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/2039	7,565	0.0
1,758,798 (1)	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/2040	119,484	0.0
408,019 (1)	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/2042	31,779	0.0
4,405,356 (1)	Ginnie Mae Series 2012-136 BI, 3.500%, 11/20/2042	724,498	0.0
5,204,502 (1)	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/2037	273,000	0.0
438,998 (1)	Ginnie Mae Series 2012-34 MS, 6.594%, (-1.000*US0001M + 6.700%), 04/16/2041	66,059	0.0
3,774,340 (1)	Ginnie Mae Series 2012-48 SA, 6.544%, (-1.000*US0001M + 6.650%), 04/16/2042	855,758	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,121,262 (1)	Ginnie Mae Series 2012-60 SG, 5.994%, (-1.000*US0001M + 6.100%), 05/16/2042	$1,062,281	0.1
5,505,107	Ginnie Mae Series 2012-77 FE, 0.496%, (US0001M + 0.390%), 05/16/2041	5,545,471	0.3
1,195,196 (1)	Ginnie Mae Series 2012-93 NS, 5.989%, (-1.000*US0001M + 6.100%), 07/20/2042	205,757	0.0
1,247,044 (1)	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/2041	148,252	0.0
2,883,163	Ginnie Mae Series 2012-H06 FS, 0.820%, (US0001M + 0.700%), 03/20/2062	2,917,516	0.2
9,900,233	Ginnie Mae Series 2012-H08 FA, 0.720%, (US0001M + 0.600%), 01/20/2062	9,965,238	0.5
3,714,997	Ginnie Mae Series 2012-H08 FB, 0.720%, (US0001M + 0.600%), 03/20/2062	3,736,127	0.2
198,200	Ginnie Mae Series 2012-H11 FA, 0.820%, (US0001M + 0.700%), 02/20/2062	199,838	0.0
1,271,844	Ginnie Mae Series 2012-H11 GA, 0.700%, (US0001M + 0.580%), 05/20/2062	1,278,116	0.1
1,831,985	Ginnie Mae Series 2012-H11 VA, 0.770%, (US0001M + 0.650%), 05/20/2062	1,851,749	0.1
2,473,010	Ginnie Mae Series 2012-H12 FA, 0.670%, (US0001M + 0.550%), 04/20/2062	2,485,715	0.1
16,483,750	Ginnie Mae Series 2012-H12 FB, 1.170%, (US0001M + 1.050%), 02/20/2062	16,726,651	0.9
961,040	Ginnie Mae Series 2012-H14 FK, 0.700%, (US0001M + 0.580%), 07/20/2062	966,455	0.1
7,439,042	Ginnie Mae Series 2012-H20 BA, 0.680%, (US0001M + 0.560%), 09/20/2062	7,473,970	0.4
2,756,493	Ginnie Mae Series 2012-H20 PT, 0.930%, 07/20/2062	2,753,417	0.2
3,172,841	Ginnie Mae Series 2012-H26 BA, 0.470%, (US0001M + 0.350%), 10/20/2062	3,177,299	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
328,700	Ginnie Mae Series 2012-H29 FA, 0.635%, (US0001M + 0.515%), 10/20/2062	$330,108	0.0
1,572,893	Ginnie Mae Series 2012-H30 GA, 0.470%, (US0001M + 0.350%), 12/20/2062	1,574,898	0.1
1,522,069	Ginnie Mae Series 2012-H31 FD, 0.460%, (US0001M + 0.340%), 12/20/2062	1,524,124	0.1
2,117,760	Ginnie Mae Series 2013-119 TZ, 3.000%, 08/20/2043	2,181,442	0.1
7,000,000	Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/2039	7,742,938	0.4
1,411,077	Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/2043	1,457,741	0.1
1,900,000 (1)	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/2043	457,816	0.0
893,286 (1)	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/2042	114,123	0.0
4,810,919 (1)	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/2042	666,097	0.0
2,406,955 (1)	Ginnie Mae Series 2013-23 IO, 3.500%, 02/20/2043	397,891	0.0
1,803,131 (1)	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/2040	67,369	0.0
1,204,285 (1)	Ginnie Mae Series 2013-88 AI, 5.735%, (-1.000*US0001M + 5.850%), 06/20/2043	212,868	0.0
1,657,632 (1)	Ginnie Mae Series 2013-99 SK, 5.785%, (-1.000*US0001M + 5.900%), 07/20/2043	278,094	0.0
2,858,460	Ginnie Mae Series 2013-H02 FD, 0.460%, (US0001M + 0.340%), 12/20/2062	2,861,580	0.2
439,063	Ginnie Mae Series 2013-H07 HA, 0.530%, (US0001M + 0.410%), 03/20/2063	440,241	0.0
1,848,354	Ginnie Mae Series 2013-H08 BF, 0.520%, (US0001M + 0.400%), 03/20/2063	1,852,392	0.1
2,861,584	Ginnie Mae Series 2013-H10 FT, 0.540%, (H15T1Y + 0.450%), 04/20/2063	2,839,611	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,967,896	Ginnie Mae Series 2013-H13 FS, 1.120%, (US0001M + 1.000%), 06/20/2063	$2,010,134	0.1
3,974,009	Ginnie Mae Series 2013-H14 FC, 0.590%, (US0001M + 0.470%), 06/20/2063	3,988,156	0.2
1,329,390	Ginnie Mae Series 2013-H14 FD, 0.590%, (US0001M + 0.470%), 06/20/2063	1,334,201	0.1
1,167,672	Ginnie Mae Series 2013-H14 FG, 0.590%, (US0001M + 0.470%), 05/20/2063	1,172,113	0.1
1,002,733	Ginnie Mae Series 2013-H15 FA, 0.660%, (US0001M + 0.540%), 06/20/2063	1,007,287	0.1
2,949,236	Ginnie Mae Series 2013-H17 FA, 0.670%, (US0001M + 0.550%), 07/20/2063	2,961,352	0.2
765,857	Ginnie Mae Series 2013-H18 BA, 0.720%, (US0001M + 0.600%), 07/20/2063	770,934	0.0
1,450,940	Ginnie Mae Series 2013-H18 EA, 0.620%, (US0001M + 0.500%), 07/20/2063	1,456,473	0.1
2,319,008	Ginnie Mae Series 2013-H18 FA, 0.620%, (US0001M + 0.500%), 06/20/2063	2,329,901	0.1
3,556,996	Ginnie Mae Series 2013-H19 DF, 0.770%, (US0001M + 0.650%), 05/20/2063	3,580,728	0.2
2,287,445	Ginnie Mae Series 2013-H20 FB, 1.120%, (US0001M + 1.000%), 08/20/2063	2,310,798	0.1
1,112,664	Ginnie Mae Series 2013-H21 FB, 0.820%, (US0001M + 0.700%), 09/20/2063	1,120,964	0.1
1,891,518	Ginnie Mae Series 2013-H22 FB, 0.820%, (US0001M + 0.700%), 08/20/2063	1,905,748	0.1
2,627,908	Ginnie Mae Series 2013-H22 FT, 0.740%, (H15T1Y + 0.650%), 04/20/2063	2,618,790	0.1
3,029,968	Ginnie Mae Series 2013-H23 FA, 1.420%, (US0001M + 1.300%), 09/20/2063	3,079,002	0.2
405,556	Ginnie Mae Series 2013-H24 FB, 0.850%, (US0001M + 0.730%), 09/20/2063	408,313	0.0
2,793,200	Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/2044	3,125,099	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,007,890	Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/2044	$5,458,307	0.3
1,874,478 (1)	Ginnie Mae Series 2014-129 WS, 5.785%, (-1.000*US0001M + 5.900%), 09/20/2044	320,275	0.0
1,945,532 (1)	Ginnie Mae Series 2014-161 WS, 5.785%, (-1.000*US0001M + 5.900%), 11/20/2044	323,554	0.0
1,583,681 (1)	Ginnie Mae Series 2014-183 IM, 5.000%, 06/20/2035	276,758	0.0
2,223,624 (1)	Ginnie Mae Series 2014-30 ES, 4.889%, (-1.000*US0001M + 5.000%), 03/20/2040	338,531	0.0
3,227,702 (1)	Ginnie Mae Series 2014-99 IO, 4.500%, 06/20/2044	600,364	0.0
9,161,722	Ginnie Mae Series 2014-H03 FS, 0.770%, (US0001M + 0.650%), 02/20/2064	9,265,345	0.5
2,229,632	Ginnie Mae Series 2014-H04 FB, 0.770%, (US0001M + 0.650%), 02/20/2064	2,247,032	0.1
7,486,629	Ginnie Mae Series 2014-H05 FB, 0.720%, (US0001M + 0.600%), 12/20/2063	7,532,882	0.4
1,828,915	Ginnie Mae Series 2014-H06 FA, 0.690%, (US0001M + 0.570%), 03/20/2064	1,839,590	0.1
736,370	Ginnie Mae Series 2014-H06 HB, 0.770%, (US0001M + 0.650%), 03/20/2064	742,123	0.0
3,289,699	Ginnie Mae Series 2014-H11 VA, 0.620%, (US0001M + 0.500%), 06/20/2064	3,314,421	0.2
3,551,355	Ginnie Mae Series 2014-H15 FA, 0.620%, (US0001M + 0.500%), 07/20/2064	3,577,479	0.2
1,841,554	Ginnie Mae Series 2014-H21 FA, 0.770%, (US0001M + 0.650%), 10/20/2064	1,863,770	0.1
9,400,327 (2)	Ginnie Mae Series 2015-10 Q, 2.348%, 10/20/2044	9,632,643	0.5
2,364,266 (1)	Ginnie Mae Series 2015-141 IX, 2.060%, (-0.714*US0001M + 2.142%), 06/20/2045	163,204	0.0
12,125,000	Ginnie Mae Series 2015-143 B, 3.500%, 04/20/2045	13,174,996	0.7

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,025,150 (1)	Ginnie Mae Series 2015-149 IL, 4.500%, 10/20/2045	$586,577	0.0
2,355,110 (1)	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/2044	252,224	0.0
3,924,353	Ginnie Mae Series 2015-165 ZA, 3.500%, 07/20/2045	4,168,434	0.2
7,701,773	Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	8,117,943	0.4
2,702,292	Ginnie Mae Series 2015-H03 FA, 0.620%, (US0001M + 0.500%), 12/20/2064	2,714,333	0.2
115,703	Ginnie Mae Series 2015-H04 FL, 0.590%, (US0001M + 0.470%), 02/20/2065	116,328	0.0
3,329,443	Ginnie Mae Series 2015-H05 FC, 0.600%, (US0001M + 0.480%), 02/20/2065	3,324,566	0.2
1,776,519	Ginnie Mae Series 2015-H06 FA, 0.600%, (US0001M + 0.480%), 02/20/2065	1,786,129	0.1
3,409,682	Ginnie Mae Series 2015-H08 FB, 0.750%, (US0001M + 0.630%), 03/20/2065	3,445,432	0.2
2,480,320	Ginnie Mae Series 2015-H08 FC, 0.600%, (US0001M + 0.480%), 03/20/2065	2,495,579	0.1
3,784,165	Ginnie Mae Series 2015-H09 FA, 0.740%, (US0001M + 0.620%), 04/20/2065	3,824,463	0.2
6,988,614	Ginnie Mae Series 2015-H10 FA, 0.720%, (US0001M + 0.600%), 04/20/2065	7,057,620	0.4
2,164,711	Ginnie Mae Series 2015-H10 FH, 0.720%, (US0001M + 0.600%), 04/20/2065	2,185,752	0.1
270,044	Ginnie Mae Series 2015-H12 FA, 0.600%, (US0001M + 0.480%), 05/20/2065	271,696	0.0
2,139,382	Ginnie Mae Series 2015-H12 FL, 0.350%, (US0001M + 0.230%), 05/20/2065	2,136,952	0.1
719,649	Ginnie Mae Series 2015-H14 FB, 0.550%, (US0001M + 0.430%), 05/20/2065	721,829	0.0
979,721	Ginnie Mae Series 2015-H18 FB, 0.720%, (US0001M + 0.600%), 07/20/2065	989,298	0.1
1,141,146	Ginnie Mae Series 2015-H20 FB, 0.720%, (US0001M + 0.600%), 08/20/2065	1,152,930	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,063,402	Ginnie Mae Series 2015-H22 FC, 0.720%, (US0001M + 0.600%), 09/20/2065	$2,085,110	0.1
1,600,532	Ginnie Mae Series 2015-H26 FA, 0.640%, (US0001M + 0.520%), 10/20/2065	1,613,710	0.1
3,926,987	Ginnie Mae Series 2015-H26 FC, 0.720%, (US0001M + 0.600%), 08/20/2065	3,946,383	0.2
314,067	Ginnie Mae Series 2015-H26 FG, 0.640%, (US0001M + 0.520%), 10/20/2065	315,312	0.0
2,126,935	Ginnie Mae Series 2015-H27 FA, 0.870%, (US0001M + 0.750%), 09/20/2065	2,159,224	0.1
2,861,934	Ginnie Mae Series 2015-H29 FL, 0.720%, (US0001M + 0.600%), 11/20/2065	2,880,763	0.2
35,084,900	Ginnie Mae Series 2015-H30 FC, 0.780%, (US0001M + 0.660%), 11/20/2065	35,529,668	1.9
139,172	Ginnie Mae Series 2015-H30 FD, 0.720%, (US0001M + 0.600%), 10/20/2065	140,174	0.0
1,388,722	Ginnie Mae Series 2015-H30 FE, 0.720%, (US0001M + 0.600%), 11/20/2065	1,404,038	0.1
3,065,410	Ginnie Mae Series 2015-H31 FT, 0.770%, (US0001M + 0.650%), 11/20/2065	3,076,747	0.2
9,767,984 (1)	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/2046	1,440,119	0.1
8,162,393 (1)	Ginnie Mae Series 2016-20 BS, 5.989%, (-1.000*US0001M + 6.100%), 02/20/2046	1,693,395	0.1
4,736,743 (2)	Ginnie Mae Series 2016-5 AB, 4.682%, 01/20/2046	5,383,137	0.3
9,268,646	Ginnie Mae Series 2016-69 B, 3.000%, 05/20/2046	9,745,705	0.5
760,969	Ginnie Mae Series 2016-H01 FL, 0.770%, (US0001M + 0.650%), 12/20/2065	766,051	0.0
613,631	Ginnie Mae Series 2016-H02 FH, 1.120%, (US0001M + 1.000%), 01/20/2066	628,477	0.0
245,215	Ginnie Mae Series 2016-H03 FB, 0.770%, (US0001M + 0.650%), 01/20/2066	247,249	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,185,413	Ginnie Mae Series 2016-H04 FK, 1.170%, (US0001M + 1.050%), 02/20/2066	$3,230,720	0.2
420,201	Ginnie Mae Series 2016-H07 FK, 1.120%, (US0001M + 1.000%), 03/20/2066	430,283	0.0
6,887,321	Ginnie Mae Series 2016-H08 FT, 0.840%, (US0001M + 0.720%), 02/20/2066	6,940,028	0.4
1,327,161	Ginnie Mae Series 2016-H09 FB, 1.020%, (US0001M + 0.900%), 04/20/2066	1,354,866	0.1
286,210	Ginnie Mae Series 2016-H10 FJ, 0.720%, (US0001M + 0.600%), 04/20/2066	286,299	0.0
2,807,651	Ginnie Mae Series 2016-H11 F, 0.920%, (US0001M + 0.800%), 05/20/2066	2,856,130	0.2
1,216,909	Ginnie Mae Series 2016-H11 FE, 0.970%, (US0001M + 0.850%), 04/20/2066	1,240,713	0.1
3,543,959	Ginnie Mae Series 2016-H13 FD, 0.540%, (H15T1Y + 0.450%), 05/20/2066	3,518,374	0.2
979,543	Ginnie Mae Series 2016-H13 FT, 0.700%, (US0001M + 0.580%), 05/20/2066	983,472	0.1
435,495	Ginnie Mae Series 2016-H20 FG, 0.820%, (US0001M + 0.700%), 08/20/2066	438,784	0.0
1,918,584	Ginnie Mae Series 2016-H21 FH, 0.970%, (US0001M + 0.850%), 09/20/2066	1,956,014	0.1
3,568,526	Ginnie Mae Series 2017-107 QZ, 3.000%, 08/20/2045	3,650,810	0.2
3,523,265 (1)	Ginnie Mae Series 2017-123 IO, 5.000%, 08/16/2047	775,814	0.0
2,890,000	Ginnie Mae Series 2017-162 PL, 3.000%, 10/20/2047	2,977,353	0.2
2,580,532	Ginnie Mae Series 2017-56 HM, 3.000%, 12/20/2046	2,749,106	0.2
4,751,726	Ginnie Mae Series 2017-56 JZ, 3.000%, 04/20/2047	5,206,276	0.3
33,878,864	Ginnie Mae Series 2017-H05 FC, 0.870%, (US0001M + 0.750%), 02/20/2067	34,453,206	1.9
679,249	Ginnie Mae Series 2017-H07 FG, 0.580%, (US0001M + 0.460%), 02/20/2067	681,953	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
201,758	Ginnie Mae Series 2017-H14 FD, 0.590%, (US0001M + 0.470%), 06/20/2067	$202,818	0.0
1,683,117	Ginnie Mae Series 2017-H14 FV, 0.620%, (US0001M + 0.500%), 06/20/2067	1,694,977	0.1
2,680,055	Ginnie Mae Series 2017-H17 FG, 0.620%, (US0001M + 0.500%), 08/20/2067	2,693,782	0.2
2,100,422	Ginnie Mae Series 2017-H19 FA, 0.570%, (US0001M + 0.450%), 08/20/2067	2,106,427	0.1
31,458,462	Ginnie Mae Series 2017-H23 FC, 0.570%, (US0001M + 0.450%), 11/20/2067	31,579,677	1.7
2,426,757	Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	2,591,832	0.1
313,130	Ginnie Mae Series 2018-163 DZ, 4.500%, 11/20/2048	355,602	0.0
3,381,014	Ginnie Mae Series 2018-H04 FM, 0.420%, (US0001M + 0.300%), 03/20/2068	3,382,477	0.2
886,669	Ginnie Mae Series 2018-H07 FE, 0.470%, (US0001M + 0.350%), 02/20/2068	887,760	0.1
7,449,776	Ginnie Mae Series 2018-H14 FG, 0.470%, (US0001M + 0.350%), 09/20/2068	7,439,032	0.4
8,759,013	Ginnie Mae Series 2018-H18 FC, 0.470%, (US0001M + 0.350%), 08/20/2065	8,771,044	0.5
4,535,581	Ginnie Mae Series 2019-1 Z, 4.000%, 01/20/2049	4,785,435	0.3
6,857,545	Ginnie Mae Series 2019-100 FD, 0.511%, (US0001M + 0.400%), 08/20/2049	6,892,564	0.4
1,548,417	Ginnie Mae Series 2019-29 AI, 5.000%, 07/20/2048	295,300	0.0
12,000,000 (1)	Ginnie Mae Series 2019-56 YI, 5.000%, 05/20/2049	3,989,689	0.2
1,414,643	Ginnie Mae Series 2019-H01 FJ, 0.420%, (US0001M + 0.300%), 09/20/2068	1,415,066	0.1
1,330,036	Ginnie Mae Series 2019-H01 FL, 0.570%, (US0001M + 0.450%), 12/20/2068	1,331,809	0.1
4,776,975	Ginnie Mae Series 2019-H05 FL, 0.600%, (US0001M + 0.480%), 03/20/2069	4,774,153	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
311,339	Ginnie Mae Series 2019-H10 FM, 0.520%, (US0001M + 0.400%), 05/20/2069	$311,306	0.0
3,580,673	Ginnie Mae Series 2019-H19 FB, 0.570%, (US0001M + 0.450%), 11/20/2069	3,594,527	0.2
33,511,878 (1)	Ginnie Mae Series 2020-47 LI, 3.500%, 04/20/2050	5,381,740	0.3
1,921,765	Ginnie Mae Series 2020-H01 FT, 0.610%, (H15T1Y + 0.500%), 01/20/2070	1,910,646	0.1
9,236,538	Ginnie Mae Series 2020-H10 FD, 0.511%, (US0001M + 0.400%), 05/20/2070	9,257,178	0.5
1,076,887	Seasoned Credit Risk Transfer Trust Series 2017-2 MA, 3.000%, 08/25/2056	1,141,159	0.1
307,191	Seasoned Credit Risk Transfer Trust Series 2019-1 M55D, 4.000%, 07/25/2058	337,812	0.0
2,565,000	Seasoned Loans Structured Transaction Series 2019-1 A2, 3.500%, 05/25/2029	2,800,636	0.2
1,754,505	Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/2041	1,860,956	0.1
	Total Collateralized Mortgage Obligations
	(Cost $892,985,016)	908,948,465	49.7
U.S. GOVERNMENT AGENCY OBLIGATIONS: 59.6%
	Federal Home Loan Mortgage Corporation: 1.2%(4)
1,567,490	3.500%, 07/01/2047	1,665,124	0.1
2,920,578	3.500%, 12/01/2047	3,146,675	0.2
4,976,750	3.500%, 03/01/2048	5,371,427	0.3
5,604,521	3.500%,11/01/2048	6,048,998	0.3
2,211,426	4.000%, 07/01/2047	2,389,207	0.1
889,547	4.500%, 08/01/2047	977,044	0.1
140,674	5.290%, 10/01/2037	156,722	0.0
25,890	5.410%, 07/01/2037	28,899	0.0
25,100	5.410%, 08/01/2037	28,018	0.0
14,837	5.410%, 08/01/2037	16,551	0.0
37,699	5.440%, 01/01/2037	42,103	0.0
20,050	5.440%, 02/01/2037	22,384	0.0
49,369	5.440%, 04/01/2037	55,172	0.0
30,522	5.440%, 09/01/2037	34,089	0.0
29,119	5.440%, 02/01/2038	32,518	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
134,627	5.450%, 12/01/2037	$148,977	0.0
103,708	5.450%, 12/01/2037	115,211	0.0
40,040	5.460%, 05/01/2037	44,734	0.0
34,588	5.460%, 08/01/2037	38,640	0.0
38,045	5.460%, 01/01/2038	42,271	0.0
36,856	5.480%, 08/01/2037	41,189	0.0
77,476	5.500%, 08/01/2037	87,341	0.0
91,414	5.500%, 11/01/2037	102,633	0.0
27,956	5.500%, 04/01/2038	31,261	0.0
17,590	5.520%, 10/01/2037	19,669	0.0
39,071	5.620%, 12/01/2036	43,757	0.0
93,983	5.620%, 03/01/2037	106,133	0.0
66,367	5.620%, 08/01/2037	74,412	0.0
197,055	5.625%, 12/01/2036	220,869	0.0
187,702	5.625%, 01/01/2037	210,430	0.0
169,599	5.625%, 03/01/2037	190,057	0.0
91,937	5.625%, 06/01/2037	102,951	0.0
81,695	5.625%, 07/01/2037	91,478	0.0
45,198	5.625%, 02/01/2038	50,610	0.0
576,062	5.750%, 09/01/2037	670,492	0.1
78,660	5.750%, 10/01/2037	88,235	0.0
147,469	5.750%, 11/01/2037	165,527	0.0
52,868	5.750%, 12/01/2037	59,301	0.0
96,187	6.090%, 12/01/2037	108,285	0.0
6,260	7.500%, 01/01/2030	7,442	0.0
8,076	8.000%, 01/01/2030	8,111	0.0
		22,884,947	1.2
	Federal National Mortgage Association: 0.7%(4)
6,975,845	4.000%, 07/01/2056	7,821,653	0.5
1,328,607	4.500%, 09/01/2047	1,532,368	0.1
331,830	5.290%, 09/01/2037	359,335	0.0
259,586	5.290%, 09/01/2037	277,344	0.0
290,529	5.290%, 11/01/2037	319,535	0.0
81,818	5.290%, 12/01/2037	85,177	0.0
262,854	5.290%, 04/01/2038	284,080	0.0
51,512	5.350%, 04/01/2029	57,671	0.0
37,587	5.350%, 09/01/2029	42,265	0.0
68,579	5.390%, 05/01/2038	79,226	0.0
165,559	5.440%, 08/01/2047	179,103	0.0
117,689	5.440%, 08/01/2047	129,464	0.0
286,466	5.440%, 08/01/2047	310,349	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association (continued)
176,783	5.440%, 09/01/2047	$191,301	0.0
473,792	5.440%, 10/01/2047	522,504	0.1
94,251	5.440%, 05/01/2048	103,679	0.0
65,756	5.620%, 12/01/2036	69,062	0.0
36,024	5.875%, 06/01/2035	36,407	0.0
103,582	5.890%, 08/01/2047	112,513	0.0
111,835	5.890%, 10/01/2047	122,066	0.0
18,409	5.900%, 09/01/2028	19,862	0.0
25,154	6.600%, 07/01/2027	25,432	0.0
31,223	6.600%, 09/01/2027	31,656	0.0
28,091	6.600%, 11/01/2027	28,296	0.0
24,038	6.600%, 06/01/2028	24,214	0.0
		12,764,562	0.7
	Government National Mortgage Association: 53.6%
218,069,000 (5)	2.000%, 04/01/2051	220,198,583	12.0
339,620,000 (5)	2.500%, 05/01/2050	349,768,803	19.1
1,182,690	3.000%, 04/20/2045	1,254,704	0.1
417,481	3.000%, 11/20/2045	440,413	0.0
229,261	3.000%, 12/20/2045	239,195	0.0
185,585	3.000%, 12/20/2045	193,635	0.0
114,198	3.000%, 12/20/2045	119,099	0.0
71,741	3.000%, 01/20/2046	74,834	0.0
3,545,832	3.000%, 02/20/2050	3,697,919	0.2
6,780,000 (5)	3.000%, 04/21/2050	7,063,648	0.4
20,821,425	3.000%, 06/20/2050	21,709,239	1.2
22,936,965	3.000%, 07/20/2050	23,915,274	1.3
44,669,907	3.000%, 08/20/2050	46,576,162	2.6
6,821,763	3.000%, 11/20/2050	7,167,710	0.4
4,650,111	3.180%, 04/15/2041	4,670,205	0.3
1,498,506	3.500%, 04/20/2043	1,629,601	0.1
1,743,669	3.500%, 06/20/2045	1,893,028	0.1
5,367,632	3.500%, 04/20/2046	5,745,387	0.3
7,273,538	3.500%, 03/20/2047	8,005,843	0.5
1,731,670	3.500%, 07/20/2047	1,891,149	0.1
1,127,636	3.500%, 07/20/2047	1,200,271	0.1
38,527,613	3.500%, 12/20/2047	41,336,592	2.3
12,878,242	3.500%, 01/20/2048	13,802,828	0.8
9,391,992	3.500%, 02/20/2048	10,057,065	0.6
5,230,452	3.500%, 02/20/2048	5,654,025	0.3
18,359,949	3.500%, 03/20/2048	19,756,287	1.1
11,000,000 (5)	3.500%, 04/01/2048	11,608,437	0.6
4,042,992	3.750%, 05/20/2042	4,364,370	0.3
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
3,413,904	3.750%, 05/20/2042	$3,669,462	0.2
89,382	4.000%, 05/20/2033	97,413	0.0
16,448	4.000%, 08/15/2033	17,584	0.0
34,956	4.000%, 01/15/2034	37,429	0.0
754,934	4.000%, 05/20/2034	810,955	0.1
500,907	4.000%, 07/20/2034	537,683	0.0
1,353,614	4.000%, 07/20/2034	1,456,093	0.1
86,705	4.000%, 08/20/2035	92,741	0.0
159,460	4.000%, 05/15/2040	170,870	0.0
1,140,036	4.000%, 09/20/2040	1,224,163	0.1
1,928,978	4.000%, 07/20/2041	2,088,783	0.1
7,397,410	4.000%, 08/20/2042	8,211,559	0.5
289,480	4.000%, 09/15/2042	312,503	0.0
1,466,862	4.000%, 10/20/2043	1,614,613	0.1
2,173,852	4.000%, 12/20/2044	2,367,549	0.1
2,065,180	4.000%, 01/20/2045	2,273,058	0.1
574,810	4.000%, 06/20/2045	632,797	0.1
2,481,810	4.000%, 07/20/2045	2,734,594	0.2
2,860,234	4.000%, 09/20/2045	3,141,984	0.2
243,783	4.000%, 12/20/2045	260,996	0.0
4,278,661	4.000%, 01/20/2046	4,652,477	0.3
461,085	4.000%, 01/20/2046	499,813	0.0
129,646	4.000%, 02/20/2046	142,396	0.0
2,922,434	4.000%, 03/20/2046	3,209,183	0.2
1,583,677	4.000%, 04/20/2046	1,738,501	0.1
696,673	4.000%, 08/20/2046	762,960	0.1
4,317,101	4.000%, 09/20/2047	4,624,266	0.3
37,869,723	4.000%, 02/20/2050	40,533,454	2.2
5,542	4.500%, 07/20/2036	6,012	0.0
716,746	4.500%, 10/15/2039	814,016	0.1
544,421	4.500%, 11/15/2039	618,307	0.0
378,594	4.500%, 11/15/2039	429,969	0.0
146,416	4.500%, 12/15/2039	166,287	0.0
415,256	4.500%, 01/15/2040	469,077	0.0
45,801	4.500%, 01/20/2040	49,947	0.0
1,650,602	4.500%, 02/15/2040	1,864,701	0.1
361,977	4.500%, 06/15/2040	403,410	0.0
33,198	4.500%, 07/20/2040	36,163	0.0
228,358	4.500%, 08/20/2040	248,588	0.0
937,637	4.500%, 09/20/2041	1,052,024	0.1
588,607	4.500%, 10/20/2048	638,314	0.1
275,519	4.500%, 11/20/2048	298,760	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
8,261,399	4.500%, 12/20/2048	$8,955,973	0.5
214,003	4.500%, 01/20/2049	232,064	0.0
741,390	4.500%, 03/20/2049	802,757	0.1
122,282	4.500%, 05/20/2049	132,284	0.0
13,613,205	4.500%, 11/20/2049	14,743,657	0.8
17,438,679	4.500%, 12/20/2049	18,862,487	1.0
34,371	4.580%, 12/20/2033	37,552	0.0
30,191	4.580%, 01/20/2034	33,023	0.0
46,184	4.580%, 03/20/2034	50,104	0.0
36,128	4.580%, 04/20/2034	39,523	0.0
46,862	4.580%, 04/20/2034	51,263	0.0
45,453	4.580%, 06/20/2034	49,724	0.0
627,287	4.750%, 06/15/2029	691,303	0.1
160,779	4.750%, 01/15/2030	176,382	0.0
30,653	4.750%, 06/20/2033	33,370	0.0
56,071	4.750%, 06/20/2033	61,126	0.0
42,027	4.750%, 07/20/2033	45,564	0.0
67,077	4.750%, 07/20/2033	73,112	0.0
90,779	4.750%, 07/20/2033	98,873	0.0
27,943	4.750%, 08/20/2033	30,453	0.0
66,133	4.750%, 08/20/2033	72,074	0.0
23,565	4.750%, 09/20/2033	25,680	0.0
58,973	4.750%, 10/20/2033	64,658	0.0
25,985	4.750%, 11/20/2033	28,312	0.0
23,084	4.750%, 12/20/2033	25,150	0.0
306,360	4.750%, 09/15/2034	344,125	0.0
39,738	4.920%, 03/20/2033	43,443	0.0
48,576	4.920%, 04/20/2033	53,092	0.0
25,549	4.920%, 04/20/2033	27,912	0.0
32,949	4.920%, 05/20/2033	35,997	0.0
31,550	4.920%, 05/20/2033	34,491	0.0
28,985	4.920%, 05/20/2033	31,667	0.0
31,788	4.920%, 05/20/2033	34,747	0.0
13,169	5.000%, 03/20/2024	14,241	0.0
732,835	5.000%, 04/20/2030	815,738	0.1
181,782	5.000%, 07/15/2033	205,217	0.0
64,707	5.000%, 03/15/2034	74,720	0.0
34,013	5.000%, 04/15/2034	38,409	0.0
67,137	5.000%, 01/15/2035	75,805	0.0
11,161	5.000%, 03/15/2035	12,805	0.0
155,456	5.000%, 03/15/2035	175,511	0.0
47,534	5.000%, 04/15/2035	53,583	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
60,197	5.000%, 04/15/2035	$69,715	0.0
260,716	5.000%, 04/15/2035	303,026	0.0
21,357	5.000%, 05/15/2035	24,600	0.0
62,322	5.000%, 05/20/2035	71,326	0.0
325,029	5.000%, 11/20/2035	371,985	0.0
159,907	5.000%, 04/20/2036	182,921	0.0
43,055	5.000%, 06/20/2038	46,113	0.0
26,448	5.000%, 08/20/2038	29,153	0.0
174,779	5.000%, 10/20/2038	189,926	0.0
31,021	5.000%, 11/20/2038	33,057	0.0
116,712	5.000%, 01/20/2039	126,712	0.0
162,970	5.000%, 02/15/2039	183,978	0.0
220,090	5.000%, 03/15/2039	248,463	0.0
783,141	5.000%, 11/15/2039	912,068	0.1
701,100	5.000%, 11/15/2039	816,437	0.1
62,478	5.000%, 11/15/2039	70,501	0.0
108,846	5.000%, 04/15/2040	125,832	0.0
697,566	5.000%, 09/15/2040	806,738	0.1
715,324	5.000%, 07/20/2041	822,737	0.1
16,700	5.250%, 01/15/2024	17,546	0.0
44,752	5.250%, 06/15/2028	49,535	0.0
68,772	5.250%, 06/15/2029	76,446	0.0
915,701	5.250%, 01/20/2036	1,031,474	0.1
116,694	5.290%, 07/20/2037	128,542	0.0
167,795	5.290%, 08/20/2037	184,843	0.0
133,849	5.290%, 08/20/2037	148,183	0.0
374,894	5.290%, 09/20/2037	415,470	0.0
101,102	5.290%, 09/20/2037	111,327	0.0
117,279	5.290%, 01/20/2038	129,163	0.0
7,012	5.350%, 01/15/2029	7,904	0.0
13,703	5.350%, 01/20/2029	15,079	0.0
61,286	5.350%, 04/20/2029	67,554	0.0
31,710	5.350%, 06/20/2029	34,953	0.0
40,017	5.350%, 10/20/2029	44,113	0.0
82,792	5.350%, 07/20/2033	91,947	0.0
14,503	5.350%, 08/20/2033	15,971	0.0
149,731	5.390%, 08/20/2038	158,158	0.0
74,696	5.390%, 09/15/2038	84,202	0.0
26,793	5.490%, 08/20/2033	29,591	0.0
47,847	5.490%, 09/20/2033	52,833	0.0
46,430	5.490%, 09/20/2033	51,136	0.0
56,865	5.490%, 09/20/2033	62,803	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
235,595	5.490%, 09/20/2033	$260,907	0.0
305,995	5.490%, 10/20/2033	340,634	0.0
217,068	5.490%, 10/20/2033	239,747	0.0
303,995	5.490%, 11/20/2033	339,466	0.0
334,428	5.490%, 11/20/2033	372,672	0.0
236,319	5.490%, 12/20/2033	260,830	0.0
151,180	5.490%, 12/20/2033	166,915	0.0
177,393	5.490%, 12/20/2033	196,320	0.0
47,820	5.490%, 01/20/2034	52,788	0.0
136,075	5.490%, 03/20/2034	149,947	0.0
40,653	5.490%, 03/20/2034	44,831	0.0
40,955	5.490%, 06/20/2034	45,234	0.0
35,155	5.500%, 08/15/2024	35,911	0.0
18,245	5.500%, 08/20/2024	20,124	0.0
591	5.500%, 04/20/2029	652	0.0
240,743	5.500%, 09/15/2029	270,208	0.0
148,754	5.500%, 10/15/2029	167,678	0.0
34,442	5.500%, 12/20/2032	40,062	0.0
114,909	5.500%, 08/20/2033	134,054	0.0
63,554	5.500%, 11/20/2033	65,079	0.0
32,315	5.500%, 12/20/2033	37,297	0.0
65,364	5.500%, 03/20/2034	66,951	0.0
188,666	5.500%, 04/20/2034	220,665	0.0
118,637	5.500%, 04/20/2034	125,003	0.0
172,438	5.500%, 06/20/2034	190,790	0.0
85,150	5.500%, 06/20/2034	87,967	0.0
78,741	5.500%, 07/20/2034	86,974	0.0
106,793	5.500%, 01/20/2035	112,472	0.0
172,010	5.500%, 05/15/2035	191,286	0.0
53,891	5.500%, 05/20/2035	59,554	0.0
26,846	5.500%, 06/20/2035	29,654	0.0
204,413	5.500%, 07/15/2035	227,755	0.0
185,938	5.500%, 08/15/2035	206,757	0.0
213,035	5.500%, 09/20/2035	236,596	0.0
153,179	5.500%, 04/15/2036	170,283	0.0
42,964	5.500%, 06/20/2036	50,406	0.0
7,783	5.500%, 06/20/2038	8,669	0.0
20,693	5.500%, 08/20/2038	23,078	0.0
7,852	5.500%, 09/20/2038	8,729	0.0
1,551	5.500%, 10/20/2038	1,696	0.0
32,175	5.500%, 11/20/2038	35,857	0.0
3,634	5.500%, 12/20/2038	4,045	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
88,133	5.500%, 01/15/2039	$97,914	0.0
5,955	5.500%, 01/20/2039	6,502	0.0
82,818	5.500%, 03/20/2039	90,651	0.0
29,122	5.500%, 06/15/2039	32,292	0.0
16,852	5.500%, 06/20/2039	18,455	0.0
31,910	5.500%, 10/20/2039	37,257	0.0
199,720	5.500%, 09/15/2040	222,416	0.0
113,435	5.580%, 12/20/2033	125,304	0.0
74,964	5.580%, 12/20/2033	83,585	0.0
190,383	5.580%, 01/20/2034	210,842	0.0
86,964	5.580%, 02/20/2034	96,045	0.0
145,364	5.580%, 03/20/2034	160,798	0.0
133,483	5.580%, 04/20/2034	147,701	0.0
48,873	5.580%, 04/20/2034	54,472	0.0
107,019	5.580%, 04/20/2034	119,713	0.0
33,782	5.580%, 06/20/2034	37,670	0.0
50,045	5.580%, 06/20/2034	55,869	0.0
57,173	5.580%, 09/20/2034	63,756	0.0
267,135	5.590%, 06/20/2033	298,904	0.0
98,772	5.590%, 07/20/2033	109,211	0.0
15,483	5.590%, 07/20/2033	17,118	0.0
33,291	5.590%, 07/20/2033	37,202	0.0
212,650	5.590%, 07/20/2033	235,492	0.0
139,104	5.590%, 08/20/2033	153,999	0.0
27,855	5.590%, 08/20/2033	31,116	0.0
26,839	5.590%, 09/20/2033	29,939	0.0
43,708	5.590%, 09/20/2033	48,824	0.0
40,293	5.590%,09/20/2033	45,029	0.0
219,098	5.590%, 09/20/2033	243,329	0.0
66,795	5.590%, 10/20/2033	74,638	0.0
27,652	5.590%, 11/20/2033	30,817	0.0
51,623	5.590%, 11/20/2033	57,692	0.0
51,407	5.590%, 11/20/2033	57,441	0.0
36,038	5.590%, 11/20/2033	40,206	0.0
80,331	5.590%, 12/20/2033	89,585	0.0
127,606	5.740%, 08/20/2037	141,288	0.0
253,054	5.740%, 09/20/2037	280,913	0.0
339,691	5.740%, 09/20/2037	377,298	0.0
82,959	5.740%, 09/20/2037	91,836	0.0
384,260	5.740%, 10/20/2037	432,447	0.0
92,910	5.740%, 04/20/2038	102,893	0.0
47,623	5.750%, 11/15/2024	49,665	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
617,598	5.750%, 07/15/2029	$678,910	0.1
399,811	5.750%, 08/15/2029	441,329	0.0
499,221	5.750%, 11/15/2029	548,806	0.0
71,184	5.750%, 11/15/2029	78,583	0.0
42,369	5.770%, 03/20/2033	46,938	0.0
151,506	5.770%, 03/20/2033	168,004	0.0
42,516	5.770%, 04/20/2033	47,103	0.0
108,568	5.770%, 04/20/2033	120,387	0.0
37,913	5.770%, 04/20/2033	41,994	0.0
31,436	5.770%, 05/20/2033	34,817	0.0
85,190	5.770%, 05/20/2033	94,360	0.0
180,018	5.770%, 05/20/2033	199,353	0.0
36,440	5.770%, 05/20/2033	40,364	0.0
41,329	5.770%, 06/20/2033	45,750	0.0
65,156	5.770%, 07/20/2033	72,166	0.0
84,938	5.770%, 07/20/2033	94,073	0.0
4,830	5.770%, 11/20/2033	5,310	0.0
32,616	5.900%, 05/20/2028	36,165	0.0
31,900	5.900%, 09/20/2028	35,357	0.0
1,247,611	5.970%, 11/15/2031	1,247,036	0.1
8,477	6.000%, 01/20/2024	8,559	0.0
50,522	6.000%, 10/15/2025	56,840	0.0
139,560	6.000%, 04/15/2026	153,916	0.0
36,544	6.000%, 10/20/2027	40,555	0.0
102,737	6.000%, 05/15/2029	111,471	0.0
116,415	6.000%, 07/15/2029	128,543	0.0
58,925	6.000%, 10/20/2034	69,424	0.0
126,617	6.000%, 03/15/2037	151,877	0.0
14,094	6.000%, 05/20/2038	15,501	0.0
67,726	6.000%, 08/20/2038	74,467	0.0
12,382	6.000%, 09/20/2038	13,620	0.0
33,882	6.000%, 10/20/2038	38,916	0.0
72,628	6.000%, 11/15/2038	81,669	0.0
76,909	6.000%, 12/15/2038	86,460	0.0
37,677	6.000%, 12/15/2038	42,303	0.0
244,216	6.000%, 08/15/2039	276,497	0.0
272,793	6.000%, 08/15/2039	309,719	0.0
17,406	6.490%, 01/15/2028	19,543	0.0
22,287	6.500%, 07/20/2029	25,560	0.0
46,383	6.500%, 07/20/2032	47,922	0.0
87,207	6.500%, 02/15/2034	94,914	0.0
192	6.500%, 09/20/2034	197	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
7,172	7.500%, 08/20/2027	$8,207	0.0
		981,035,944	53.6
	Uniform Mortgage-Backed Securities: 4.1%
34,685,000 (5)	2.000%, 05/01/2050	34,558,996	1.9
4,660,000 (5)	2.500%, 05/25/2050	4,772,313	0.3
1,681,494	3.000%, 11/01/2049	1,753,536	0.1
8,500,000 (5)	3.500%, 04/01/2044	8,979,785	0.5
5,537,361	3.500%, 12/01/2047	5,874,894	0.3
8,982,712	4.000%, 05/01/2042	9,949,797	0.6
715,050	4.000%, 05/01/2045	782,934	0.1
586,964	4.000%, 08/01/2046	641,794	0.1
427,788	4.250%, 08/01/2035	468,793	0.0
433,277	4.750%, 11/01/2034	487,383	0.0
198,091	4.750%, 11/01/2034	217,676	0.0
305,796	4.750%, 02/01/2035	342,046	0.0
561,292	4.750%, 04/01/2035	632,983	0.1
477,006	4.750%, 05/01/2035	537,487	0.0
653,945	4.750%, 07/01/2035	743,120	0.1
129,287	4.750%, 07/01/2035	142,045	0.0
131,502	5.000%, 02/01/2033	145,848	0.0
95,174	5.000%, 07/01/2033	105,460	0.0
83,711	5.000%, 03/01/2036	92,744	0.0
211,189	5.000%, 05/01/2036	234,942	0.0
92,783	5.030%, 05/01/2037	102,870	0.0
100,202	5.030%, 09/01/2037	111,173	0.0
47,730	5.155%, 11/01/2036	53,032	0.0
158,373	5.155%, 01/01/2037	176,023	0.0
133,604	5.250%, 04/01/2032	148,922	0.0
40,395	5.250%, 04/01/2032	44,941	0.0
26,937	5.280%, 11/01/2036	29,991	0.0
117,916	5.280%, 11/01/2036	131,273	0.0
45,485	5.280%, 01/01/2037	50,642	0.0
95,291	5.290%, 08/01/2037	106,066	0.0
321,278	5.290%, 09/01/2037	360,539	0.0
73,600	5.290%, 09/01/2037	81,926	0.0
51,982	5.300%, 09/01/2036	57,893	0.0
29,793	5.300%, 10/01/2036	33,170	0.0
20,177	5.300%, 10/01/2036	22,459	0.0
119,480	5.300%, 12/01/2036	133,055	0.0
85,423	5.300%, 12/01/2036	95,091	0.0
66,708	5.300%, 02/01/2037	74,296	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
52,173	5.300%, 05/01/2037	$58,106	0.0
320,298	5.300%, 08/01/2037	362,753	0.0
125,881	5.390%, 12/01/2037	140,352	0.0
172,053	5.405%, 11/01/2036	191,990	0.0
226,797	5.405%, 02/01/2037	253,522	0.0
88,409	5.740%,07/01/2037	98,978	0.0
13,551	7.500%,05/01/2028	13,602	0.0
		74,397,241	4.1
	Total U.S. Government Agency Obligations (Cost $1,084,801,378)	1,091,082,694	59.6
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.7%
9,287,144 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K106 X1, 1.355%, 01/25/2030	956,873	0.1
28,119,093 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K107 X1, 1.690%, 03/25/2030	3,670,056	0.2
19,479,673 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K110 X1, 1.698%, 04/25/2030	2,498,124	0.1
2,998,232 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K119 X1, 0.933%, 09/25/2030	225,055	0.0
16,572,198 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K-1516 X1, 1.512%, 05/25/2035	2,741,108	0.2
14,992,632 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.334%, 07/25/2035	2,183,903	0.1
34,979,206 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K-1519 X1, 0.611%, 12/25/2035	2,338,189	0.1
24,980,193 (1)(2)	Freddie Mac Multifamily Structured Pass Through Certificates K740 X1, 0.760%, 09/25/2027	1,087,912	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
31,466,000 (1)	Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	$2,829,391	0.2
321,958 (2)	Ginnie Mae 2004-23 Z, 5.729%, 03/16/2044	351,796	0.0
4,775,833 (1)(2)	Ginnie Mae 2006-67 IO, 0.472%, 11/16/2046	13,566	0.0
367,826 (2)	Ginnie Mae 2007-52 Z, 4.350%, 01/16/2048	394,946	0.0
633,365	Ginnie Mae 2008-39 Z, 4.500%, 02/16/2048	677,909	0.0
232,778 (1)(2)	Ginnie Mae 2008-45 IO, 0.854%, 02/16/2048	303	0.0
233,684 (2)	Ginnie Mae 2009-115 D, 4.733%, 01/16/2050	243,060	0.0
1,363,904 (1)(2)	Ginnie Mae 2010-122 IO, 0.240%, 02/16/2044	1,578	0.0
61,632 (1)(2)	Ginnie Mae 2010-123 IA, 2.050%, 10/16/2052	704	0.0
14,780,814 (1)(2)	Ginnie Mae 2011-47 IO, 0.158%, 01/16/2051	51,754	0.0
163,284 (2)	Ginnie Mae 2011-53 B, 3.905%, 05/16/2051	167,864	0.0
10,000,000 (6)	STRU CF 1283 3.1 01APR51, 3.100%, 04/01/2051	10,112,500	0.6
	Total Commercial Mortgage-Backed Securities (Cost $31,167,481)	30,546,591	1.7
ASSET-BACKED SECURITIES: 0.1%
	Other Asset-Backed Securities: 0.1%
1,932,184	Fannie Mae Grantor Trust 2001-T9 A1, 0.219%, (US0001M + 0.220%), 09/25/2031	1,904,640	0.1
113,689 (2)	Fannie Mae Grantor Trust 2003-T4 2A6, 4.683%, 07/26/2033	116,923	0.0
65,944 (2)	Fannie Mae REMIC Trust 2001-W4 AF6, 5.110%, 01/25/2032	71,503	0.0
29,079 (2)	Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/2033	29,100	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES (continued)
	Other Asset-Backed Securities (continued)
30,781 (2)	Fannie Mae REMIC Trust 2002-W2 AF6, 6.000%, 05/25/2032	$33,277	0.0
	Total Asset-Backed Securities (Cost $2,147,893)	2,155,443	0.1
	Total Long-Term Investments (Cost $2,011,101,768)	2,032,733,193	111.1
SHORT-TERM INVESTMENTS: 37.9%
	U.S. Treasury Bills: 37.9%
271,900,000 (7)	United States Treasury Bill, 0.005%, 04/01/2021	271,900,000	14.9
41,500,000 (7)	United States Treasury Bill, 0.010%, 04/20/2021	41,499,726	2.2
20,000,000 (7)	United States Treasury Bill, 0.010%, 04/27/2021	19,999,856	1.1
150,000,000 (7)	United States Treasury Bill, 0.020%, 07/01/2021	149,992,416	8.2
10,950,000 (7)	United States Treasury Bill, 0.020%, 09/23/2021	10,948,736	0.6
125,000,000 (7)	United States Treasury Bill, 0.040%, 09/30/2021	124,976,302	6.8
75,000,000 (7)	United States Treasury Bill, 0.060%, 03/24/2022	74,955,375	4.1
	Total U.S. Treasury Bills Total Short-Term Investments (Cost $694,263,188)	694,272,411	37.9

Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	U.S. Treasury Bills (continued)
Total Investments in Securities(Cost $2,705,364,956)	$2,727,005,604	149.0
Liabilities in Excess of Other Assets	(896,662,026)	(49.0)
Net Assets	$1,830,343,578	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(2)
Variable rate security. Rate shown is the rate in effect as of March 31, 2021.

(3)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(4)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(5)
Represents or includes a TBA transaction.

(6)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(7)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2021.

Reference Rate Abbreviations:
H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2021
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$908,948,465	$—	$908,948,465
U.S. Government Agency Obligations	—	1,091,082,694	—	1,091,082,694
Commercial Mortgage-Backed Securities	—	20,434,091	10,112,500	30,546,591
Asset-Backed Securities	—	2,155,443	—	2,155,443
Short-Term Investments	—	694,272,411	—	694,272,411
Total Investments, at fair value	$—	$2,716,893,104	$10,112,500	$2,727,005,604
Other Financial Instruments+
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2021
Futures	7,597,125	—	—	7,597,125
Total Assets	$7,597,125	$2,716,893,104	$10,112,500	$2,734,602,729
Liabilities Table
Other Financial Instruments+
Futures	$(587,152)	$—	$—	$(587,152)
Total Liabilities	$(587,152)	$—	$—	$(587,152)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2021, the following futures contracts were outstanding for Voya GNMA Income Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury Ultra 10-Year Note	114	06/21/21	$16,380,375	$(587,152)
			$16,380,375	$(587,152)
Short Contracts:
U.S. Treasury 10-Year Note	(1,406)	06/21/21	(184,098,125)	4,353,331
U.S. Treasury 2-Year Note	(144)	06/30/21	(31,784,625)	31,231
U.S. Treasury 5-Year Note	(753)	06/30/21	(92,919,024)	1,192,765
U.S. Treasury Long Bond	(309)	06/21/21	(47,769,469)	1,865,430
U.S. Treasury Ultra Long Bond	(18)	06/21/21	(3,261,937)	154,368
			$(359,833,180)	$7,597,125
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$7,597,125
Total Asset Derivatives		$7,597,125
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$587,152
Total Liability Derivatives		$587,152

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$4,597,698
Total	$4,597,698
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2021 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$17,341,867
Total	$17,341,867
At March 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $2,715,726,617.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$30,750,692
Gross Unrealized Depreciation	(12,461,732)
Net Unrealized Appreciation	$18,288,960
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2021

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 95.3%
	Basic Materials: 7.1%
1,625,000 (1)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	$1,624,269	0.2
1,125,000 (1)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	1,123,594	0.1
1,400,000 (2)	Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	1,446,305	0.1
2,300,000 (1)	Coeur Mining, Inc., 5.125%, 02/15/2029	2,201,560	0.2
1,475,000	Commercial Metals Co., 3.875%, 02/15/2031	1,449,497	0.2
1,775,000 (1)	Compass Minerals International, Inc., 6.750%, 12/01/2027	1,902,250	0.2
2,025,000 (1)	Constellium SE, 5.625%, 06/15/2028	2,140,678	0.2
2,050,000 (1)	Element Solutions, Inc., 3.875%, 09/01/2028	2,026,681	0.2
2,700,000 (1)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	2,899,125	0.3
1,590,000 (1)	FMG Resources August 2006 Pty Ltd., 4.375%, 04/01/2031	1,620,814	0.2
4,080,000	Freeport-McMoRan, Inc., 4.125%, 03/01/2028	4,296,546	0.5
350,000	Freeport-McMoRan, Inc., 4.250%, 03/01/2030	373,079	0.0
950,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	1,040,354	0.1
965,000	Freeport-McMoRan, Inc., 4.625%, 08/01/2030	1,051,850	0.1
1,340,000 (1)	Hudbay Minerals, Inc., 4.500%, 04/01/2026	1,394,350	0.1
2,200,000 (1)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	2,478,410	0.3
2,200,000 (1)	INEOS Quattro Finance 2 Plc, 3.375%, 01/15/2026	2,202,750	0.2
2,450,000 (1)(3)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750)%, 02/15/2026	2,483,687	0.3
2,253,000(1)	Joseph T Ryerson & Son, Inc., 8.500%, 08/01/2028	2,527,584	0.3
2,375,000 (1)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 4.250%, 12/15/2025	2,386,875	0.2
500,000 (1)	Novelis Corp., 4.750%, 01/30/2030	516,287	0.1
3,175,000 (1)	Novelis Corp., 5.875%, 09/30/2026	3,317,875	0.3
1,775,000 (1)	OCI NV, 4.625%, 10/15/2025	1,838,234	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
1,250,000 (1)	OCI NV, 5.250%, 11/01/2024	$1,302,344	0.1
1,350,000	Olin Corp., 5.125%, 09/15/2027	1,398,938	0.1
2,425,000	Olin Corp., 5.000%, 02/01/2030	2,545,765	0.3
2,325,000 (1)	Rayonier AM Products, Inc., 7.625%, 01/15/2026	2,473,219	0.3
2,725,000 (1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	2,898,201	0.3
2,375,000 (1)	Taseko Mines Ltd., 7.000%, 02/15/2026	2,420,719	0.3
2,640,000 (1)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 09/01/2025	2,718,606	0.3
1,785,000 (1)	Tronox, Inc., 4.625%, 03/15/2029	1,789,463	0.2
2,625,000 (1)	Venator Finance Sarl / Venator Materials LLC, 5.750%, 07/15/2025	2,552,813	0.3
2,800,000 (1)	WR Grace & Co-Conn, 4.875%, 06/15/2027	2,902,060	0.3
		67,344,782	7.1
	Communications: 15.4%
2,250,000 (1)	Altice France Holding SA, 6.000%, 02/15/2028	2,221,076	0.2
3,375,000 (1)	Altice France Holding SA, 10.500%, 05/15/2027	3,802,258	0.4
1,875,000 (1)(2)	Altice France SA/France, 5.125%, 01/15/2029	1,901,953	0.2
2,125,000 (1)	Altice France SA/France, 8.125%, 02/01/2027	2,331,646	0.2
1,960,000 (1)	ANGI Group LLC, 3.875%, 08/15/2028	1,963,675	0.2
2,550,000 (1)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	2,569,125	0.3
4,125,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	4,181,719	0.4
3,825,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	4,049,336	0.4
2,325,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	2,461,361	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,575,000 (1)(2)	Clear Channel Outdoor Holdings, Inc., 7.750%, 04/15/2028	$1,560,628	0.2
1,263,000	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	1,316,267	0.1
3,032,000 (1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	3,096,885	0.3
275,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	272,939	0.0
1,685,000 (1)	CommScope, Inc., 7.125%, 07/01/2028	1,791,829	0.2
3,125,000 (1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	3,332,156	0.4
2,900,000 (1)	CSC Holdings LLC, 4.625%, 12/01/2030	2,856,500	0.3
1,875,000	CSC Holdings LLC, 5.250%, 06/01/2024	2,026,172	0.2
1,870,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	1,971,915	0.2
1,025,000 (1)	CSC Holdings LLC, 7.500%, 04/01/2028	1,131,790	0.1
1,850,000 (1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	1,334,312	0.1
1,100,000 (1)(2)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	573,375	0.1
3,175,000	DISH DBS Corp., 5.875%, 11/15/2024	3,325,130	0.4
3,025,000	DISH DBS Corp., 7.375%, 07/01/2028	3,177,157	0.3
2,500,000	Embarq Corp., 7.995%, 06/01/2036	2,883,650	0.3
535,000 (1)	Frontier Communications Corp., 5.000%, 05/01/2028	545,836	0.1
2,425,000 (1)	Frontier Communications Corp., 6.750%, 05/01/2029	2,562,194	0.3
2,225,000 (1)	GCI LLC, 4.750%, 10/15/2028	2,282,016	0.2
2,625,000 (2)	Hughes Satellite Systems Corp., 6.625%, 08/01/2026	2,915,325	0.3
875,000 (1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	901,512	0.1
3,375,000	iHeartCommunications, Inc., 8.375%, 05/01/2027	3,623,906	0.4
1,100,000 (1)	LCPR Senior Secured Financing DAC, 5.125%, 07/15/2029	1,122,132	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
2,900,000 (1)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	$3,095,460	0.3
825,000	Level 3 Financing, Inc., 5.250%, 03/15/2026	850,781	0.1
2,225,000 (1)	LogMeIn, Inc., 5.500%, 09/01/2027	2,332,089	0.2
875,000	Lumen Technologies, Inc., 5.625%, 04/01/2025	945,547	0.1
875,000	Lumen Technologies, Inc., 5.800%, 03/15/2022	906,806	0.1
2,350,000 (1)	MDC Partners, Inc., 7.500%, 05/01/2024	2,388,799	0.3
2,873,000	Meredith Corp., 6.875%, 02/01/2026	2,960,052	0.3
1,900,000 (1)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	1,982,194	0.2
2,150,000 (1)	National CineMedia LLC, 5.875%, 04/15/2028	2,004,875	0.2
650,000 (1)	Netflix, Inc., 4.875%, 06/15/2030	749,314	0.1
2,775,000	Netflix, Inc., 5.875%, 11/15/2028	3,360,021	0.4
1,730,000 (1)	Nexstar Broadcasting, Inc., 5.625%, 07/15/2027	1,815,955	0.2
2,350,000 (1)	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 6.000%, 02/15/2028	2,350,000	0.3
3,325,000 (1)	Radiate Holdco LLC / Radiate Finance, Inc., 6.500%, 09/15/2028	3,517,268	0.4
400,000 (1)	Scripps Escrow II, Inc., 3.875%, 01/15/2029	393,750	0.0
500,000 (1)	Scripps Escrow II, Inc., 5.375%, 01/15/2031	497,188	0.1
2,500,000 (1)	Scripps Escrow, Inc., 5.875%, 07/15/2027	2,590,625	0.3
2,500,000 (1)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	2,414,063	0.3
3,125,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	3,282,859	0.4
2,350,000 (1)	Spanish Broadcasting System, Inc., 9.750%, 03/01/2026	2,314,750	0.2
5,495,000	Sprint Corp., 7.125%, 06/15/2024	6,333,042	0.7
1,600,000	Sprint Corp., 7.625%, 03/01/2026	1,961,944	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
355,000	TEGNA, Inc., 4.625%, 03/15/2028	$361,878	0.0
850,000 (1)	TEGNA, Inc., 4.750%, 03/15/2026	903,125	0.1
2,400,000	TEGNA, Inc., 5.000%, 09/15/2029	2,492,880	0.3
1,550,000	Telecom Italia Capital SA, 6.000%, 09/30/2034	1,761,808	0.2
1,775,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	2,093,391	0.2
4,060,000 (1)	Univision Communications, Inc., 6.625%, 06/01/2027	4,343,388	0.5
1,000,000 (1)	Univision Communications, Inc., 9.500%, 05/01/2025	1,100,000	0.1
2,325,000 (1)	Urban One, Inc., 7.375%, 02/01/2028	2,410,049	0.3
1,575,000 (4)	ViacomCBS, Inc., 6.250%, 02/28/2057	1,753,495	0.2
2,250,000 (1)	ViaSat, Inc., 5.625%, 09/15/2025	2,289,848	0.2
400,000 (1)(2)	ViaSat, Inc., 5.625%, 04/15/2027	420,316	0.0
1,160,000 (1)	ViaSat, Inc., 6.500%, 07/15/2028	1,223,342	0.1
650,000 (1)	Virgin Media Finance PLC, 5.000%, 07/15/2030	650,000	0.1
1,875,000 (1)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	1,992,825	0.2
1,700,000 (1)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	1,731,450	0.2
		144,660,952	15.4
	Consumer, Cyclical: 22.5%
2,100,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	2,029,125	0.2
2,475,000 (1)	Academy Ltd., 6.000%, 11/15/2027	2,611,125	0.3
2,675,000 (1)	Adams Homes, Inc., 7.500%, 02/15/2025	2,810,422	0.3
3,125,000 (1)(2)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	3,233,844	0.3
665,000 (1)	Adient US LLC, 9.000%, 04/15/2025	738,981	0.1
3,325,000 (1)	Affinity Gaming, 6.875%, 12/15/2027	3,509,953	0.4
2,625,000 (1)	Allison Transmission, Inc., 5.875%, 06/01/2029	2,873,561	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
941,101	American Airlines 2014-1 Class A Pass Through Trust, 3.700%, 10/01/2026	$936,574	0.1
931,071	American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 09/22/2027	891,139	0.1
3,350,000 (1)	American Airlines Group, Inc., 3.750%, 03/01/2025	2,863,680	0.3
1,185,000 (1)	American Airlines, Inc./ AAdvantage Loyalty IP Ltd., 5.500%, 04/20/2026	1,234,699	0.1
1,325,000 (1)	American Airlines, Inc./ AAdvantage Loyalty IP Ltd., 5.750%, 04/20/2029	1,410,992	0.2
2,225,000 (2)	American Axle & Manufacturing, Inc., 6.875%, 07/01/2028	2,336,917	0.2
1,375,000	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	1,409,939	0.1
1,155,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	1,194,559	0.1
1,500,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.625%, 01/15/2028	1,601,250	0.2
1,000,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	1,036,145	0.1
525,000 (1)(3)	BCPE Ulysses Intermediate, Inc., 7.750% (PIK Rate 8.500%, Cash Rate 7.750)%, 04/01/2027	545,672	0.1
3,025,000 (1)	Beacon Roofing Supply, Inc., 4.875%, 11/01/2025	3,098,553	0.3
1,800,000	Boyd Gaming Corp., 6.000%, 08/15/2026	1,878,616	0.2
2,075,000 (1)	Boyd Gaming Corp., 8.625%, 06/01/2025	2,309,994	0.2
2,325,000 (1)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	2,481,403	0.3
3,275,000 (1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	3,291,375	0.3
3,335,000 (1)	Carnival Corp., 5.750%, 03/01/2027	3,426,712	0.4
2,350,000 (1)	Carnival Corp., 7.625%, 03/01/2026	2,527,542	0.3
1,150,000 (1)	Carnival Corp., 9.875%, 08/01/2027	1,355,436	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
2,525,000 (1)	CCM Merger, Inc., 6.375%, 05/01/2026	$2,687,534	0.3
2,500,000	Century Communities, Inc., 5.875%, 07/15/2025	2,596,612	0.3
1,960,000 (1)	Cinemark USA, Inc., 5.875%, 03/15/2026	2,011,822	0.2
2,325,000 (1)	Cinemark USA, Inc., 8.750%, 05/01/2025	2,556,047	0.3
515,000 (1)(2)(3)	Core & Main Holdings L.P., 8.625% (PIK Rate 9.375%, Cash Rate 8.625)%, 09/15/2024	524,280	0.1
3,350,000 (1)	Core & Main L.P., 6.125%, 08/15/2025	3,444,520	0.4
1,175,000 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	1,278,721	0.1
3,100,000	Delta Air Lines, Inc., 2.900%, 10/28/2024	3,101,808	0.3
455,000	Delta Air Lines, Inc., 7.375%, 01/15/2026	532,567	0.1
2,275,000	Ford Motor Co., 9.000%, 04/22/2025	2,758,210	0.3
2,350,000	Ford Motor Credit Co. LLC, 4.125%, 08/17/2027	2,429,312	0.3
2,875,000	Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	3,045,919	0.3
2,100,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	2,256,870	0.2
3,000,000	Ford Motor Credit Co. LLC, 5.584%, 03/18/2024	3,241,920	0.3
1,795,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	1,914,753	0.2
3,050,000 (1)	H&E Equipment Services, Inc., 3.875%, 12/15/2028	2,969,937	0.3
710,000 (1)	Hilton Domestic Operating Co., Inc., 5.750%, 05/01/2028	765,483	0.1
1,725,000 (1)	IAA, Inc., 5.500%, 06/15/2027	1,812,328	0.2
1,875,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	1,966,050	0.2
1,850,000 (1)	Interface, Inc., 5.500%, 12/01/2028	1,915,906	0.2
500,000 (1)	International Game Technology PLC, 4.125%, 04/15/2026	515,040	0.1
1,375,000 (1)	IRB Holding Corp., 6.750%, 02/15/2026	1,424,844	0.2
3,475,000	L Brands, Inc., 6.750%, 07/01/2036	4,107,016	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,195,000 (1)	L Brands, Inc., 6.875%, 07/01/2025	$1,328,631	0.1
535,000 (1)	L Brands, Inc., 9.375%, 07/01/2025	666,744	0.1
2,400,000 (1)	LBM Acquisition LLC, 6.250%, 01/15/2029	2,475,000	0.3
985,000 (1)	Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029	987,571	0.1
2,450,000 (1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	2,521,981	0.3
2,075,000	M/I Homes, Inc., 4.950%, 02/01/2028	2,152,812	0.2
775,000	M/I Homes, Inc., 5.625%, 08/01/2025	801,075	0.1
269,000 (2)	Macy’s Retail Holdings LLC, 3.625%, 06/01/2024	269,336	0.0
1,025,000	Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	911,737	0.1
1,475,000	Mattel, Inc., 5.450%, 11/01/2041	1,615,125	0.2
1,750,000	Meritage Homes Corp., 5.125%, 06/06/2027	1,925,000	0.2
1,775,000	Meritage Homes Corp., 7.000%, 04/01/2022	1,859,312	0.2
3,525,000 (1)	Meritor, Inc., 4.500%, 12/15/2028	3,542,184	0.4
600,000	MGM Resorts International, 5.500%, 04/15/2027	645,843	0.1
1,175,000	MGM Resorts International, 6.000%, 03/15/2023	1,260,187	0.1
1,450,000 (1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	1,591,375	0.2
2,650,000 (1)(2)	Motion Bondco DAC, 6.625%, 11/15/2027	2,722,875	0.3
1,825,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	1,920,475	0.2
450,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	471,852	0.1
1,075,000 (1)	Navistar International Corp., 6.625%, 11/01/2025	1,116,689	0.1
2,600,000 (1)(2)	Penn National Gaming, Inc., 5.625%, 01/15/2027	2,697,188	0.3
3,600,000 (1)	PetSmart, Inc. / PetSmart Finance Corp., 7.750%, 02/15/2029	3,901,320	0.4
2,083,000 (1)	Picasso Finance Sub, Inc., 6.125%, 06/15/2025	2,216,208	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
2,050,000 (1)	Real Hero Merger Sub 2, Inc., 6.250%, 02/01/2029	$2,119,188	0.2
1,150,000 (1)	Royal Caribbean Cruises Ltd., 5.500%, 04/01/2028	1,157,188	0.1
655,000 (1)	Royal Caribbean Cruises Ltd., 9.125%, 06/15/2023	722,583	0.1
2,275,000 (1)	Royal Caribbean Cruises Ltd., 11.500%, 06/01/2025	2,656,063	0.3
2,300,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	2,461,690	0.3
1,000,000 (1)	Scientific Games International, Inc., 8.250%, 03/15/2026	1,074,205	0.1
950,000 (1)(2)	Scientific Games International, Inc., 8.625%, 07/01/2025	1,034,028	0.1
3,400,000 (1)	SeaWorld Parks & Entertainment, Inc., 9.500%, 08/01/2025	3,701,580	0.4
2,250,000 (1)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	2,238,750	0.2
2,800,000	Sonic Automotive, Inc., 6.125%, 03/15/2027	2,917,250	0.3
3,265,000 (1)	Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 09/30/2026	3,375,194	0.4
2,000,000 (1)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	2,005,000	0.2
2,300,000 (1)	Staples, Inc., 10.750%, 04/15/2027	2,274,125	0.2
775,000 (1)	Station Casinos LLC, 4.500%, 02/15/2028	773,551	0.1
1,149,000 (1)	Station Casinos LLC, 5.000%, 10/01/2025	1,165,517	0.1
2,425,000 (1)	STL Holding Co. LLC, 7.500%, 02/15/2026	2,522,000	0.3
2,800,000	Tempur Sealy International, Inc., 5.500%, 06/15/2026	2,905,000	0.3
2,000,000 (2)	Tenneco, Inc., 5.000%, 07/15/2026	1,888,750	0.2
850,000 (1)	Tenneco, Inc., 7.875%, 01/15/2029	955,464	0.1
1,975,000	Tri Pointe Homes, Inc., 5.700%, 06/15/2028	2,187,727	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,210,000	United Airlines 2020-1 Class B Pass Through Trust, 4.875%, 07/15/2027	$1,255,375	0.1
1,550,000	United Airlines Holdings, Inc., 4.250%, 10/01/2022	1,579,063	0.2
1,725,000 (2)	United Airlines Holdings, Inc., 4.875%, 01/15/2025	1,760,371	0.2
2,650,000 (1)	Univar Solutions USA, Inc./Washington, 5.125%, 12/01/2027	2,762,122	0.3
3,214,720	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	3,339,799	0.4
3,200,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	3,134,000	0.3
1,055,000 (1)	Viking Cruises Ltd., 13.000%, 05/15/2025	1,242,263	0.1
450,000 (1)	VOC Escrow Ltd., 5.000%, 02/15/2028	445,583	0.0
2,300,000 (1)	White Cap Buyer LLC, 6.875%, 10/15/2028	2,446,200	0.3
1,025,000 (1)(3)	White Cap Parent LLC, 8.250% (PIK Rate 9.000%, Cash Rate 8.250)%, 03/15/2026	1,071,125	0.1
2,075,000 (1)	William Carter Co/The, 5.625%, 03/15/2027	2,195,609	0.2
1,190,000 (1)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	1,214,544	0.1
2,450,000 (1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	2,491,344	0.3
500,000 (1)	Wolverine World Wide, Inc., 6.375%, 05/15/2025	533,750	0.1
1,800,000 (1)	Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028	1,824,075	0.2
1,155,000 (1)	Wyndham Hotels & Resorts, Inc., 5.375%, 04/15/2026	1,183,153	0.1
		211,709,456	22.5
	Consumer, Non-cyclical: 15.5%
2,850,000 (1)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	3,005,681	0.3
1,900,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	1,810,491	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
925,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	$951,825	0.1
2,250,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	2,402,865	0.3
1,500,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	1,593,532	0.2
2,800,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	3,077,032	0.3
1,755,000 (1)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	1,781,325	0.2
700,000 (1)	AMN Healthcare, Inc., 4.000%, 04/15/2029	698,250	0.1
2,450,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	2,509,719	0.3
2,075,000 (1)	Avantor Funding, Inc., 4.625%, 07/15/2028	2,169,641	0.2
4,275,000 (1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	4,748,627	0.5
2,100,000 (1)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	2,113,272	0.2
2,325,000 (1)	Bausch Health Cos, Inc., 5.250%, 02/15/2031	2,318,246	0.2
1,950,000 (1)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	2,120,118	0.2
1,825,000 (1)(2)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,879,750	0.2
1,800,000 (1)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	1,888,542	0.2
3,450,000	Centene Corp., 4.625%, 12/15/2029	3,738,420	0.4
900,000 (1)	Centene Corp., 5.375%, 06/01/2026	942,255	0.1
2,500,000 (1)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	2,600,050	0.3
820,000 (1)	Chobani LLC / Chobani Finance Corp., Inc., 4.625%, 11/15/2028	838,450	0.1
2,325,000 (1)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	2,424,568	0.3
950,000 (1)	CHS/Community Health Systems, Inc., 4.750%, 02/15/2031	929,242	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,425,000 (1)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	$1,494,469	0.2
2,650,000 (1)	CHS/Community Health Systems, Inc., 6.625%, 02/15/2025	2,802,388	0.3
1,975,000 (1)	CHS/Community Health Systems, Inc., 6.875%, 04/15/2029	2,070,037	0.2
1,425,000 (1)	CHS/Community Health Systems, Inc., 8.125%, 06/30/2024	1,498,459	0.2
1,775,000 (1)	CPI CG, Inc., 8.625%, 03/15/2026	1,863,750	0.2
1,050,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	1,003,385	0.1
1,065,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	1,086,417	0.1
800,000 (1)	Emergent BioSolutions, Inc., 3.875%, 08/15/2028	783,500	0.1
1,395,000	Encompass Health Corp., 4.625%, 04/01/2031	1,445,569	0.2
829,000 (1)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.000%, 06/30/2028	672,319	0.1
542,000 (1)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 9.500%, 07/31/2027	589,764	0.1
1,950,000 (1)	Gartner, Inc., 4.500%, 07/01/2028	2,013,375	0.2
2,085,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	2,186,456	0.2
5,000,000	HCA, Inc., 5.375%, 02/01/2025	5,585,000	0.6
1,125,000	HCA, Inc., 5.625%, 09/01/2028	1,295,747	0.1
1,725,000 (1)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	1,781,062	0.2
685,000 (1)	Jaguar Holding Co. II / PPD Development L.P., 4.625%, 06/15/2025	715,777	0.1
2,080,000 (1)	Jaguar Holding Co. II / PPD Development L.P., 5.000%, 06/15/2028	2,168,920	0.2
3,225,000 (1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	3,539,437	0.4
1,825,000 (1)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, 01/15/2030	2,023,469	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
2,580,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	$2,876,300	0.3
1,150,000	Kraft Heinz Foods Co., 4.375%, 06/01/2046	1,204,926	0.1
3,440,000	Kraft Heinz Foods Co., 5.000%, 07/15/2035	3,965,344	0.4
1,200,000	Kraft Heinz Foods Co., 5.500%, 06/01/2050	1,472,515	0.2
1,875,000 (1)	Legacy LifePoint Health LLC, 4.375%, 02/15/2027	1,842,188	0.2
900,000 (1)	LifePoint Health, Inc., 5.375%, 01/15/2029	887,625	0.1
1,500,000 (1)	Molina Healthcare, Inc., 4.375%, 06/15/2028	1,544,940	0.2
2,150,000 (1)(2)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	2,098,938	0.2
1,315,000 (1)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	1,350,571	0.1
1,450,000	New Albertsons L.P., 7.450%, 08/01/2029	1,716,162	0.2
300,000 (1)	Nielsen Finance LLC / Nielsen Finance Co., 5.625%, 10/01/2028	315,938	0.0
2,075,000 (1)	Nielsen Finance LLC / Nielsen Finance Co., 5.875%, 10/01/2030	2,252,672	0.2
1,853,000 (1)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	1,967,812	0.2
1,150,000 (1)	Pilgrim’s Pride Corp., 4.250%, 04/15/2031	1,147,102	0.1
2,125,000 (1)	Pilgrim’s Pride Corp., 5.750%, 03/15/2025	2,171,431	0.2
2,375,000 (1)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	2,548,256	0.3
1,175,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	1,179,406	0.1
3,275,000 (1)	Post Holdings, Inc., 5.625%, 01/15/2028	3,452,194	0.4
2,625,000 (1)	Primo Water Holdings, Inc., 5.500%, 04/01/2025	2,701,256	0.3
3,275,000 (1)	Select Medical Corp., 6.250%, 08/15/2026	3,485,583	0.4
2,350,000 (1)	Simmons Foods, Inc./ Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 03/01/2029	2,373,547	0.2
1,150,000 (1)	Spectrum Brands, Inc., 5.500%, 07/15/2030	1,232,656	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,825,000	Tenet Healthcare Corp., 5.125%, 05/01/2025	$1,852,923	0.2
2,735,000 (1)	Tenet Healthcare Corp., 6.125%, 10/01/2028	2,858,075	0.3
3,500,000	Tenet Healthcare Corp., 6.750%, 06/15/2023	3,797,150	0.4
2,965,000 (1)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	3,026,153	0.3
2,525,000 (1)(2)	United Natural Foods, Inc., 6.750%, 10/15/2028	2,701,750	0.3
1,650,000	United Rentals North America, Inc., 4.875%, 01/15/2028	1,740,123	0.2
825,000	United Rentals North America, Inc., 5.250%, 01/15/2030	896,919	0.1
1,950,000 (1)	Vizient, Inc., 6.250%, 05/15/2027	2,076,380	0.2
		145,898,036	15.5
	Energy: 12.3%
3,400,000 (1)	Aethon United BR L.P. / Aethon United Finance Corp., 8.250%, 02/15/2026	3,525,375	0.4
2,075,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	2,079,347	0.2
2,750,000 (2)	Antero Resources Corp., 5.000%, 03/01/2025	2,756,242	0.3
515,000 (1)	Antero Resources Corp., 7.625%, 02/01/2029	549,441	0.1
3,025,000	Apache Corp., 4.375%, 10/15/2028	3,020,462	0.3
3,075,000	Apache Corp., 5.100%, 09/01/2040	3,011,578	0.3
1,475,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	1,501,071	0.2
950,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	992,750	0.1
2,375,000 (1)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.250%, 12/31/2028	2,474,453	0.3
2,175,000 (1)	Baytex Energy Corp., 5.625%, 06/01/2024	2,048,578	0.2
1,600,000 (1)	Baytex Energy Corp., 8.750%, 04/01/2027	1,455,000	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
2,400,000 (1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625%, 07/15/2026	$2,472,000	0.3
1,050,000 (1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/2025	1,133,575	0.1
1,250,000 (1)	Cheniere Energy Partners L.P., 4.000%, 03/01/2031	1,273,437	0.1
600,000 (1)	CNX Resources Corp., 6.000%, 01/15/2029	624,633	0.1
2,850,000 (1)	CNX Resources Corp., 7.250%, 03/14/2027	3,064,776	0.3
700,000	Comstock Resources, Inc., 9.750%, 08/15/2026	760,375	0.1
550,000	Continental Resources, Inc., 4.900%, 06/01/2044	551,042	0.1
625,000 (1)	Continental Resources, Inc./OK, 5.750%, 01/15/2031	707,100	0.1
650,000 (2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	655,213	0.1
2,700,000 (1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029	2,664,562	0.3
955,000	DCP Midstream Operating L.P., 5.125%, 05/15/2029	1,017,209	0.1
955,000	DCP Midstream Operating L.P., 5.375%, 07/15/2025	1,036,652	0.1
200,000	DCP Midstream Operating L.P., 5.600%, 04/01/2044	200,859	0.0
2,150,000	DCP Midstream Operating L.P., 5.625%, 07/15/2027	2,336,341	0.2
2,325,000	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	2,333,475	0.2
4,025,000	EnLink Midstream LLC, 5.375%, 06/01/2029	3,770,922	0.4
3,500,000 (1)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	3,672,813	0.4
975,000	EQM Midstream Partners L.P., 5.500%, 07/15/2028	1,025,573	0.1
1,200,000 (1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	1,293,000	0.1
500,000 (2)	EQT Corp., 5.000%, 01/15/2029	536,250	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
900,000 (1)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	$912,150	0.1
1,803,000 (1)	Hess Midstream Operations L.P., 5.625%, 02/15/2026	1,860,471	0.2
1,000,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	1,010,625	0.1
1,550,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	1,576,156	0.2
2,200,000 (1)	Indigo Natural Resources LLC, 5.375%, 02/01/2029	2,171,587	0.2
1,300,000	Laredo Petroleum, Inc., 9.500%, 01/15/2025	1,252,576	0.1
1,360,000 (2)	Laredo Petroleum, Inc., 10.125%, 01/15/2028	1,306,294	0.1
3,075,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	2,481,756	0.3
1,550,000	Murphy Oil Corp., 5.875%, 12/01/2027	1,520,457	0.2
2,350,000	Murphy Oil Corp., 6.375%, 07/15/2028	2,356,110	0.2
1,800,000 (1)	Nabors Industries Ltd., 7.500%, 01/15/2028	1,483,875	0.2
1,115,000	Nabors Industries, Inc., 5.100%, 09/15/2023	997,925	0.1
5,665,000	Occidental Petroleum Corp., 4.200%, 03/15/2048	4,610,460	0.5
2,630,000	Occidental Petroleum Corp., 5.500%, 12/01/2025	2,785,170	0.3
3,975,000	Occidental Petroleum Corp., 6.625%, 09/01/2030	4,473,068	0.5
2,375,000	Occidental Petroleum Corp., 8.500%, 07/15/2027	2,818,828	0.3
1,200,000	Oceaneering International, Inc., 6.000%, 02/01/2028	1,150,254	0.1
3,550,000	Ovintiv Exploration, Inc., 5.375%, 01/01/2026	3,915,334	0.4
1,300,000	Ovintiv, Inc., 6.500%, 02/01/2038	1,573,141	0.2
3,900,000 (1)	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.500%, 06/15/2025	4,058,438	0.4
675,000 (1)	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	673,734	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
1,200,000	Sunoco L.P. / Sunoco Finance Corp., 6.000%, 04/15/2027	$1,257,000	0.1
1,125,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	1,101,999	0.1
1,650,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 7.500%, 10/01/2025	1,779,071	0.2
2,250,000 (1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	2,283,188	0.2
3,970,000	Vine Energy Holdings LLC, 6.750%, 04/15/2029	3,968,900	0.4
1,400,000 (1)	Viper Energy Partners L.P., 5.375%, 11/01/2027	1,458,625	0.2
925,000	Western Midstream Operating L.P., 5.300%, 03/01/2048	930,587	0.1
3,525,000	Western Midstream Operating L.P., 5.450%, 04/01/2044	3,623,700	0.4
		115,935,583	12.3
	Financial: 5.2%
1,825,000	Ally Financial, Inc., 5.750%, 11/20/2025	2,074,600	0.2
2,050,000 (1)	AssuredPartners, Inc., 5.625%, 01/15/2029	2,091,512	0.2
3,200,000 (1)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	3,470,000	0.4
3,000,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	3,064,425	0.3
1,300,000 (1)	Freedom Mortgage Corp., 7.625%, 05/01/2026	1,363,375	0.1
2,500,000 (1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	2,609,375	0.3
1,050,000 (1)	LPL Holdings, Inc., 4.000%, 03/15/2029	1,059,188	0.1
2,075,000 (1)	LPL Holdings, Inc., 4.625%, 11/15/2027	2,159,297	0.2
475,000 (1)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 3.875%, 02/15/2029	474,050	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,775,000	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	$1,908,557	0.2
1,070,000	MPT Operating Partnership L.P. / MPT Finance Corp., 3.500%, 03/15/2031	1,051,350	0.1
2,350,000	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	2,476,383	0.3
2,450,000 (1)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	2,419,375	0.3
3,050,000	Navient Corp., 4.875%, 03/15/2028	2,989,000	0.3
1,625,000	Navient Corp., 5.000%, 03/15/2027	1,631,305	0.2
900,000	Navient Corp., 7.250%, 09/25/2023	975,787	0.1
700,000	OneMain Finance Corp., 4.000%, 09/15/2030	681,625	0.1
3,525,000	OneMain Finance Corp., 5.375%, 11/15/2029	3,758,531	0.4
2,850,000 (1)	Quicken Loans LLC, 5.250%, 01/15/2028	2,997,844	0.3
2,825,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 01/15/2029	2,789,688	0.3
2,500,000	SBA Communications Corp., 3.875%, 02/15/2027	2,558,625	0.3
2,200,000 (1)	Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/2024	2,267,375	0.2
1,900,000 (1)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029	1,878,625	0.2
		48,749,892	5.2
	Industrial: 9.9%
500,000	AECOM, 5.125%, 03/15/2027	545,312	0.1
2,675,000	AECOM, 5.875%, 10/15/2024	3,012,184	0.3
3,725,000 (1)(3)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500)%, 06/30/2027	3,915,906	0.4
3,350,000 (1)	Berry Global, Inc., 5.625%, 07/15/2027	3,544,719	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
850,000 (1)	Bombardier, Inc., 6.000%, 10/15/2022	$851,594	0.1
1,675,000 (1)	Bombardier, Inc., 8.750%, 12/01/2021	1,760,149	0.2
2,325,000 (1)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	2,426,719	0.3
1,250,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	1,312,250	0.1
1,090,000 (1)	Builders FirstSource, Inc., 6.750%, 06/01/2027	1,174,475	0.1
2,350,000 (1)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	2,430,781	0.3
3,825,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	4,023,422	0.4
2,000,000 (1)	Clark Equipment Co., 5.875%, 06/01/2025	2,121,250	0.2
1,025,000 (1)	Clean Harbors, Inc., 4.875%, 07/15/2027	1,083,107	0.1
800,000 (1)	Clean Harbors, Inc., 5.125%, 07/15/2029	851,652	0.1
3,000,000 (1)	CP Atlas Buyer, Inc., 7.000%, 12/01/2028	3,158,775	0.3
2,040,000 (1)	Dycom Industries, Inc., 4.500%, 04/15/2029	2,050,200	0.2
2,725,000 (1)	GFL Environmental, Inc., 4.000%, 08/01/2028	2,641,547	0.3
1,035,000 (1)	GFL Environmental, Inc., 8.500%, 05/01/2027	1,141,734	0.1
2,375,000 (1)	GrafTech Finance, Inc., 4.625%, 12/15/2028	2,395,781	0.3
2,125,000 (1)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	2,264,453	0.2
2,325,000 (1)(2)	Granite US Holdings Corp., 11.000%, 10/01/2027	2,627,250	0.3
1,025,000 (1)(3)	Intelligent Packaging Holdco Issuer L.P., 9.000% (PIK Rate 9.750%, Cash Rate 9.000)%, 01/15/2026	1,048,575	0.1
2,875,000 (1)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	2,973,828	0.3
2,675,000 (1)	Koppers, Inc., 6.000%, 02/15/2025	2,762,379	0.3
2,850,000 (1)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	3,206,250	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
2,350,000 (1)	Norbord, Inc., 5.750%, 07/15/2027	$2,510,505	0.3
2,550,000	Park-Ohio Industries, Inc., 6.625%, 04/15/2027	2,581,875	0.3
3,390,000 (1)	PGT Innovations, Inc., 6.750%, 08/01/2026	3,610,350	0.4
3,650,000 (1)(2)	Plastipak Holdings, Inc., 6.250%, 10/15/2025	3,761,781	0.4
2,400,000 (1)	Rolls-Royce PLC, 5.750%, 10/15/2027	2,556,720	0.3
1,800,000 (1)	Sensata Technologies BV, 4.000%, 04/15/2029	1,835,829	0.2
2,225,000	Silgan Holdings, Inc., 4.125%, 02/01/2028	2,291,349	0.2
1,455,000 (1)	SSL Robotics LLC, 9.750%, 12/31/2023	1,638,876	0.2
2,415,000 (1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	2,598,685	0.3
1,800,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	1,881,000	0.2
1,775,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	1,872,288	0.2
2,525,000 (1)	TransDigm, Inc., 4.625%, 01/15/2029	2,492,932	0.3
1,640,000	TransDigm, Inc., 5.500%, 11/15/2027	1,700,073	0.2
2,275,000	TransDigm, Inc., 6.375%, 06/15/2026	2,356,047	0.2
275,000	TransDigm, Inc., 6.500%, 05/15/2025	280,672	0.0
1,925,000 (1)	Vertical Holdco GmbH, 7.625%, 07/15/2028	2,073,466	0.2
2,175,000 (1)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	2,234,813	0.2
		93,601,553	9.9
	REITs — Hotels: 0.8%
690,000 (1)	Iron Mountain, Inc., 5.000%, 07/15/2028	706,394	0.1
1,230,000 (1)	Iron Mountain, Inc., 5.250%, 07/15/2030	1,270,651	0.1
920,000 (1)	Iron Mountain, Inc., 5.625%, 07/15/2032	962,656	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	REITs — Hotels (continued)
1,285,000 (1)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 4.625%, 06/15/2025	$1,356,575	0.1
2,630,000	Service Properties Trust, 4.375%, 02/15/2030	2,421,112	0.3
535,000	Service Properties Trust, 7.500%, 09/15/2025	608,429	0.1
		7,325,817	0.8
	Technology: 4.8%
3,150,000 (1)	Ascend Learning LLC, 6.875%, 08/01/2025	3,240,232	0.4
2,375,000 (1)	Austin BidCo, Inc., 7.125%, 12/15/2028	2,421,016	0.3
2,075,000 (1)	Booz Allen Hamilton, Inc., 3.875%, 09/01/2028	2,089,784	0.2
805,000 (1)	BY Crown Parent LLC / BY Bond Finance, Inc., 4.250%, 01/31/2026	836,942	0.1
2,000,000 (1)	BY Crown Parent LLC, 7.375%, 10/15/2024	2,039,790	0.2
2,200,000 (1)	Castle US Holding Corp., 9.500%, 02/15/2028	2,248,125	0.2
1,390,000	CDW LLC / CDW Finance Corp., 3.250%, 02/15/2029	1,374,362	0.2
1,025,000	CDW LLC / CDW Finance Corp., 4.125%, 05/01/2025	1,067,922	0.1
1,675,000	CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	1,838,874	0.2
2,175,000	Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	2,272,875	0.3
1,255,000 (1)	Entegris, Inc., 4.375%, 04/15/2028	1,297,231	0.1
645,000 (1)	Entegris, Inc., 4.625%, 02/10/2026	668,381	0.1
3,090,000 (1)	Microchip Technology, Inc., 4.250%, 09/01/2025	3,228,930	0.4
2,025,000 (1)	MTS Systems Corp., 5.750%, 08/15/2027	2,206,997	0.2
2,125,000 (1)	NCR Corp., 5.125%, 04/15/2029	2,144,932	0.2
375,000 (1)	Open Text Corp., 3.875%, 02/15/2028	378,150	0.0
1,150,000 (1)	Open Text Corp., 5.875%, 06/01/2026	1,190,250	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
2,150,000 (1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	$2,183,390	0.2
1,800,000 (1)(2)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	1,833,660	0.2
3,000,000 (1)	Rocket Software, Inc., 6.500%, 02/15/2029	3,032,625	0.3
1,875,000 (1)	Science Applications International Corp., 4.875%, 04/01/2028	1,941,506	0.2
2,180,000 (1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	2,230,413	0.2
875,000 (1)(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	897,969	0.1
2,865,000 (1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	2,979,314	0.3
		45,643,670	4.8
	Utilities: 1.8%
2,350,000 (1)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	2,447,125	0.3
2,900,000 (1)	Drax Finco PLC, 6.625%, 11/01/2025	3,003,312	0.3
2,875,000 (1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	2,887,578	0.3
960,000 (1)	NRG Energy, Inc., 3.375%, 02/15/2029	939,000	0.1
1,825,000	NRG Energy, Inc., 6.625%, 01/15/2027	1,900,665	0.2
2,675,000	PG&E Corp., 5.250%, 07/01/2030	2,838,844	0.3
1,300,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	1,348,750	0.1
1,850,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	1,925,554	0.2
		17,290,828	1.8
	Total Corporate Bonds/Notes (Cost $850,917,385)	898,160,569	95.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: 0.3%
	Consumer, Cyclical: 0.2%
2,480,633	Golden Nugget LLC TL B 1L, 3.250%, (US0001M + 2.500)%, 10/04/2023	$2,447,144	0.2
	Health Care: 0.1%
740,487	Bausch Health Companies, Inc. 2018 Term Loan B, 3.109%, (US0001M + 3.000)%, 06/02/2025	738,849	0.1
	Total Bank Loans (Cost $3,039,783)	3,185,993	0.3
CONVERTIBLE BONDS/NOTES: 0.1%
	Communications: 0.1%
625,000	DISH Network Corp., 3.375%, 08/15/2026	602,375	0.1
	Total Convertible Bonds/Notes (Cost $619,800)	602,375	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.2%
	Consumer Staples: 0.2%
120,298 (5)(6)	Southeastern Grocers, Inc.	1,443,576	0.2
	Total Common Stock
	(Cost $848,084)	1,443,576	0.2
	Total Long-Term Investments
	(Cost $855,425,052)	903,392,513	95.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.5%
	Commercial Paper: 1.4%
3,000,000	American Electric Power Co., 0.150%, 04/05/2021	2,999,938	0.3
5,000,000	Dominion Resources, Inc., 0.190%, 05/07/2021	4,999,013	0.5
2,000,000	HP, Inc., 0.240%, 04/12/ 2021	1,999,841	0.2
4,000,000	Kellogg Co., 0.150%, 04/08/2021	3,999,866	0.4
	Total Commercial Paper (Cost $13,998,798)	13,998,658	1.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 2.6%
2,087,279 (7)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 03/31/21, 0.02%, due 04/01/21 (Repurchase Amount $2,087,280, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $2,129,025, due 06/01/21-04/01/51)	$2,087,279	0.2
1,527,943 (7)	Bethesda Securities LLC, Repurchase Agreement dated 03/31/21, 0.05%, due 04/01/21 (Repurchase Amount $1,527,945, collateralized by various U.S. Government Agency Obligations, 1.500%-5.500%, Market Value plus accrued interest $1,558,502, due 01/01/25-10/01/50)	1,527,943	0.2
6,143,900 (7)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/31/21, 0.02%, due 04/01/21 (Repurchase Amount $6,143,903, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $6,266,778, due 04/15/21-02/20/71)	6,143,900	0.7
1,664,379 (7)	Citadel Securities LLC, Repurchase Agreement dated 03/31/21, 0.06%, due 04/01/21 (Repurchase Amount $1,664,382, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $1,697,671, due 04/13/21-02/15/48)	1,664,379	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,354,987 (7)	JVB Financial Group LLC, Repurchase Agreement dated 03/31/21, 0.05%, due 04/01/21 (Repurchase Amount $2,354,990, collateralized by various U.S. Government/U.S. Government Agency
	Obligations, 0.125%-7.000%, Market Value plus accrued interest $2,402,087, due 07/01/22-03/01/51)	$2,354,987	0.2
2,687,864 (7)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 03/31/21, 0.03%, due 04/01/21 (Repurchase Amount $2,687,866, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.500%, Market Value plus accrued interest $2,741,624, due 06/01/21-02/20/71)	2,687,864	0.3
1,903,959 (7)	Palafox Trading LLC, Repurchase Agreement dated 03/31/21, 0.06%, due 04/01/21 (Repurchase Amount $1,903,962, collateralized by various U.S. Government Securities, 0.625%-1.875%, Market Value plus accrued interest $1,947,663, due 01/31/22-02/15/41)	1,903,959	0.2
6,117,691 (7)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/31/21, 0.01%, due 04/01/21 (Repurchase Amount $6,117,693, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $6,240,045, due 05/06/21-03/01/51)	6,117,691	0.6
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
Total Repurchase Agreements (Cost $24,488,002)	$24,488,002	2.6

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.5%
	Mutual Funds(7): 1.5%
12,460,000 (7)(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.010%	$12,460,000	1.3
650,000 (7)(8)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 0.030%	650,000	0.1
659,000 (7)(8)	Morgan Stanley Institutional Liquidity Funds – Government Portfolio (Institutional Share Class), 0.030%	659,000	0.1
	Total Mutual Funds (Cost $13,769,000)	13,769,000	1.5
	Total Short-Term Investments (Cost $52,255,800)	52,255,660	5.5
	Total Investments in Securities (Cost $907,680,852)	$955,648,173	101.4
	Liabilities in Excess of Other Assets	(13,256,634)	(1.4)
	Net Assets	$942,391,539	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(4)
Variable rate security. Rate shown is the rate in effect as of March 31, 2021.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Non-income producing security.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2021 (continued)

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of March 31, 2021.

Reference Rate Abbreviations:
US0001M1-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in ActiveMarkets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2021
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$—	$1,443,576	$1,443,576
Total Common Stock	—	—	1,443,576	1,443,576
Corporate Bonds/Notes	—	898,160,569	—	898,160,569
Convertible Bonds/Notes	—	602,375	—	602,375
Bank Loans	—	3,185,993	—	3,185,993
Short-Term Investments	13,769,000	38,486,660	—	52,255,660
Total Investments, at fair value	$13,769,000	$940,435,597	$1,443,576	$955,648,173

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $907,971,308.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$50,069,372
Gross Unrealized Depreciation	(2,392,507)
Net Unrealized Appreciation	$47,676,865
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 39.1%
	Basic Materials: 1.8%
1,700,000 (1)(2)	Alpek SAB de CV, 3.250%, 02/25/2031	$1,683,663	0.0
1,725,000 (2)	Anglo American Capital PLC, 2.250%, 03/17/2028	1,701,731	0.0
2,620,000 (2)	Anglo American Capital PLC, 2.875%, 03/17/2031	2,597,227	0.0
1,377,000 (2)	Anglo American Capital PLC, 3.625%, 09/11/2024	1,490,782	0.0
2,746,000 (2)	Anglo American Capital PLC, 4.875%, 05/14/2025	3,103,149	0.0
1,846,000 (2)	Anglo American Capital PLC, 5.625%, 04/01/2030	2,208,073	0.0
750,000 (2)	Braskem Netherlands Finance BV, 4.500%, 01/31/2030	754,650	0.0
4,505,000	Celulosa Arauco y Constitucion SA, 3.875%, 11/02/2027	4,861,481	0.1
7,118,000	Dow Chemical Co., 4.375%, 11/15/2042	8,095,439	0.1
5,044,000	Dow Chemical Co/The, 2.100%, 11/15/2030	4,868,225	0.1
4,978,000	Dow Chemical Co/The, 3.600%, 11/15/2050	5,028,179	0.1
2,984,000	Dow Chemical Co/The, 4.250%, 10/01/2034	3,309,788	0.1
1,534,000	Dow Chemical Co/The, 5.550%, 11/30/2048	2,021,478	0.0
10,175,000 (2)	Element Solutions, Inc., 3.875%, 09/01/2028	10,059,258	0.1
1,788,000	FMC Corp., 3.450%, 10/01/2029	1,889,037	0.0
6,815,000 (2)	FMG Resources August 2006 Pty Ltd., 4.375%, 04/01/2031	6,947,075	0.1
9,260,000	Freeport-McMoRan, Inc., 4.250%, 03/01/2030	9,870,604	0.1
3,000,000 (2)	GC Treasury Center Co. Ltd., 2.980%, 03/18/2031	2,968,815	0.0
5,625,000 (2)	Georgia-Pacific LLC, 2.300%, 04/30/2030	5,610,328	0.1
1,960,000 (2)	Georgia-Pacific LLC, 3.163%, 11/15/2021	1,984,907	0.0
10,165,000 (2)	Ingevity Corp., 3.875%, 11/01/2028	9,879,109	0.1
2,280,000	International Paper Co., 4.400%, 08/15/2047	2,674,482	0.0
4,087,000 (1)	Inversiones CMPC SA, 4.375%, 04/04/2027	4,502,055	0.1
5,352,000	Mosaic Co/The, 5.450%, 11/15/2033	6,439,403	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
1,748,000 (2)	Newcrest Finance Pty Ltd., 3.250%, 05/13/2030	$1,832,585	0.0
1,400,000 (2)	Newcrest Finance Pty Ltd., 4.200%, 05/13/2050	1,522,182	0.0
2,217,000	Newmont Corp., 2.250%, 10/01/2030	2,161,493	0.0
87,000	Newmont Corp., 3.700%, 03/15/2023	91,389	0.0
9,450,000 (2)	Novelis Corp., 4.750%, 01/30/2030	9,757,834	0.1
2,099,000	Nutrien Ltd., 2.950%, 05/13/2030	2,176,339	0.0
1,812,000	Nutrien Ltd., 3.950%, 05/13/2050	1,963,279	0.0
9,750,000 (2)	OCI NV, 4.625%, 10/15/2025	10,097,344	0.1
3,954,000	PPG Industries, Inc., 1.200%, 03/15/2026	3,877,910	0.1
1,000,000	Sasol Financing USA LLC, 5.500%, 03/18/2031	982,500	0.0
3,189,000	Steel Dynamics, Inc., 1.650%, 10/15/2027	3,127,085	0.0
2,139,000	Steel Dynamics, Inc., 2.400%, 06/15/2025	2,231,121	0.0
1,811,000	Steel Dynamics, Inc., 3.250%, 10/15/2050	1,696,212	0.0
2,425,000	Suzano Austria GmbH, 3.750%, 01/15/2031	2,499,169	0.0
4,825,000	Suzano Austria GmbH, 6.000%, 01/15/2029	5,685,322	0.1
1,750,000	Teck Resources Ltd., 6.125%, 10/01/2035	2,147,529	0.0
1,499,000	Teck Resources Ltd., 6.000%, 08/15/2040	1,803,079	0.0
10,190,000 (2)	Valvoline, Inc., 3.625%, 06/15/2031	9,871,563	0.1
800,000 (2)	Vedanta Resources Finance II PLC, 8.950%, 03/11/2025	765,512	0.0
9,700,000 (2)	WR Grace & Co-Conn, 4.875%, 06/15/2027	10,053,565	0.1
		178,891,950	1.8
	Communications: 4.0%
1,350,000	Alibaba Group Holding Ltd., 2.125%, 02/09/2031	1,288,952	0.0
2,550,000	Alibaba Group Holding Ltd., 2.700%, 02/09/2041	2,320,047	0.0
2,455,000	Alibaba Group Holding Ltd., 3.600%, 11/28/2024	2,667,030	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
4,071,000	Amazon.com, Inc., 2.500%, 06/03/2050	$3,648,565	0.0
530,000	Amazon.com, Inc., 3.150%, 08/22/2027	580,399	0.0
10,190,000 (2)	ANGI Group LLC, 3.875%, 08/15/2028	10,209,106	0.1
5,246,000	AT&T, Inc., 1.650%, 02/01/2028	5,087,062	0.1
6,145,000	AT&T, Inc., 1.700%, 03/25/2026	6,145,760	0.1
3,523,000	AT&T, Inc., 2.250%, 02/01/2032	3,355,636	0.0
2,356,000 (2)	AT&T, Inc., 2.550%, 12/01/2033	2,239,155	0.0
5,830,000	AT&T, Inc., 2.750%, 06/01/2031	5,814,278	0.1
7,317,000	AT&T, Inc., 3.100%, 02/01/2043	6,843,109	0.1
2,868,000	AT&T, Inc., 3.500%, 06/01/2041	2,835,198	0.0
6,715,000 (2)	AT&T, Inc., 3.550%, 09/15/2055	6,156,678	0.1
11,847,000 (2)	AT&T, Inc., 3.650%, 09/15/2059	10,850,379	0.1
3,058,000 (2)	AT&T, Inc., 3.800%, 12/01/2057	2,914,951	0.0
930,000	AT&T, Inc., 4.300%, 02/15/2030	1,047,730	0.0
2,219,000	AT&T, Inc., 4.500%, 05/15/2035	2,506,631	0.0
3,460,000	Booking Holdings, Inc., 4.100%, 04/13/2025	3,858,936	0.0
4,515,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	4,147,192	0.0
4,725,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	4,929,058	0.1
3,860,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.800%, 03/01/2050	4,150,566	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
5,882,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	$6,671,830	0.1
5,000,000	Comcast Corp., 2.650%, 02/01/2030	5,122,315	0.1
3,288,000	Comcast Corp., 3.900%, 03/01/2038	3,697,677	0.0
6,289,000	Comcast Corp., 3.950%, 10/15/2025	7,028,537	0.1
2,932,000	Comcast Corp., 3.999%, 11/01/2049	3,295,401	0.0
6,080,000	Comcast Corp., 4.000%, 03/01/2048	6,806,524	0.1
3,250,000	Comcast Corp., 4.600%, 10/15/2038	3,927,871	0.0
10,085,000 (2)	CommScope Technologies LLC, 5.000%, 03/15/2027	10,009,413	0.1
1,690,000	Corning, Inc., 5.450%, 11/15/2079	2,106,153	0.0
9,250,000 (2)	CSC Holdings LLC, 5.750%, 01/15/2030	9,754,125	0.1
1,875,000 (2)	Deutsche Telekom AG, 3.625%, 01/21/2050	1,906,547	0.0
2,876,000	Discovery Communications LLC, 2.950%, 03/20/2023	3,006,411	0.0
8,650,000 (2)	Discovery Communications LLC, 4.000%, 09/15/2055	8,530,081	0.1
3,750,000	Discovery Communications LLC, 5.200%, 09/20/2047	4,452,630	0.1
5,750,000	Discovery Communications LLC, 5.300%, 05/15/2049	6,890,820	0.1
4,990,000	DISH DBS Corp., 5.875%, 11/15/2024	5,225,952	0.1
4,750,000 (2)	GCI LLC, 4.750%, 10/15/2028	4,871,719	0.1
9,240,000 (2)	Gray Television, Inc., 7.000%, 05/15/2027	10,060,050	0.1
2,770,000	Interpublic Group of Cos, Inc./The, 3.750%, 10/01/2021	2,816,561	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,472,000	Interpublic Group of Cos., Inc., 4.200%, 04/15/2024	$1,618,022	0.0
9,745,000 (2)	Match Group Holdings II LLC, 4.125%, 08/01/2030	9,789,145	0.1
600,000	MercadoLibre, Inc., 2.375%, 01/14/2026	596,628	0.0
2,000,000 (1)(2)	Millicom International Cellular SA, 4.500%, 04/27/2031	2,083,610	0.0
3,125,000 (2)(3)	Network i2i Ltd., 3.975%, 12/31/2199	3,141,328	0.0
2,375,000 (2)	Ooredoo International Finance Ltd., 2.625%, 04/08/2031	2,349,398	0.0
9,935,000 (2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	9,717,672	0.1
9,130,000 (2)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	9,888,931	0.1
7,255,000	Sprint Nextel Corp., 6.875%, 11/15/2028	9,161,940	0.1
3,370,000	TEGNA, Inc., 4.625%, 03/15/2028	3,435,294	0.0
6,775,000 (1)	TEGNA, Inc., 5.000%, 09/15/2029	7,037,193	0.1
7,190,000	Telecom Italia Capital SA, 7.721%, 06/04/2038	9,607,638	0.1
4,400,000 (2)	Tencent Holdings Ltd., 2.390%, 06/03/2030	4,254,657	0.1
3,420,000 (2)	Tencent Holdings Ltd., 2.985%, 01/19/2023	3,549,963	0.0
2,350,000	Time Warner Cable LLC, 5.500%, 09/01/2041	2,790,238	0.0
2,829,000	Time Warner Cable LLC, 5.875%, 11/15/2040	3,523,991	0.0
2,569,000 (2)	T-Mobile USA, Inc., 2.050%, 02/15/2028	2,522,167	0.0
4,830,000 (2)	T-Mobile USA, Inc., 3.300%, 02/15/2051	4,520,011	0.1
3,111,000 (2)	T-Mobile USA, Inc., 3.600%, 11/15/2060	2,993,513	0.0
4,084,000 (2)	T-Mobile USA, Inc., 3.750%, 04/15/2027	4,468,549	0.1
10,865,000 (2)	T-Mobile USA, Inc., 3.875%, 04/15/2030	11,806,018	0.1
4,085,000 (2)	T-Mobile USA, Inc., 4.375%, 04/15/2040	4,542,765	0.1
1,000,000 (2)	Total Play Telecomunicaciones SA de CV, 7.500%, 11/12/2025	1,001,000	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
10,674,000	Verizon Communications, Inc., 2.650%, 11/20/2040	$9,769,041	0.1
3,959,000	Verizon Communications, Inc., 2.875%, 11/20/2050	3,525,435	0.0
1,518,000 (2)	Verizon Communications, Inc., 2.987%, 10/30/2056	1,342,799	0.0
2,312,000	Verizon Communications, Inc., 3.400%, 03/22/2041	2,350,445	0.0
928,000	Verizon Communications, Inc., 3.550%, 03/22/2051	928,400	0.0
7,589,000	Verizon Communications, Inc., 3.700%, 03/22/2061	7,514,345	0.1
4,610,000	Verizon Communications, Inc., 3.850%, 11/01/2042	4,953,926	0.1
1,159,000	Verizon Communications, Inc., 4.000%, 03/22/2050	1,249,519	0.0
2,816,000	Verizon Communications, Inc., 4.500%, 08/10/2033	3,274,016	0.0
6,432,000	Verizon Communications, Inc., 4.812%, 03/15/2039	7,707,300	0.1
2,090,000	ViacomCBS, Inc., 5.500%, 05/15/2033	2,533,561	0.0
9,660,000 (1)(2)	ViaSat, Inc., 5.625%, 04/15/2027	10,150,631	0.1
7,365,000	Vodafone Group PLC, 4.375%, 02/19/2043	8,213,812	0.1
2,548,000	Vodafone Group PLC, 5.125%, 06/19/2059	3,104,947	0.0
1,093,000	Walt Disney Co/The, 2.000%, 09/01/2029	1,080,293	0.0
2,705,000	Walt Disney Co/The, 3.500%, 05/13/2040	2,866,156	0.0
3,472,000	Walt Disney Co/The, 4.750%, 11/15/2046	4,355,906	0.1
10,050,000 (2)	Zayo Group Holdings, Inc., 4.000%, 03/01/2027	9,887,240	0.1
		398,984,478	4.0
	Consumer, Cyclical: 2.2%
10,165,000 (2)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	9,821,931	0.1
4,800,000 (2)	Academy Ltd., 6.000%, 11/15/2027	5,064,000	0.1
4,255,409 (2)	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.800%, 02/15/2029	4,670,481	0.1
4,770,000 (2)	Allison Transmission, Inc., 3.750%, 01/30/2031	4,629,881	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
512,086	American Airlines 2015-2 Class AA Pass Through Trust, 3.600%, 03/22/2029	$517,056	0.0
4,162,449	American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	4,157,735	0.0
608,745	American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	616,641	0.0
9,508,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	9,833,649	0.1
3,681,000 (2)	BMW US Capital LLC, 2.550%, 04/01/2031	3,695,758	0.0
4,340,000 (2)	BMW US Capital LLC, 3.450%, 04/12/2023	4,580,414	0.1
2,485,177 (2)	British Airways 2020-1 Class A Pass Through Trust, 4.250%, 05/15/2034	2,613,228	0.0
1,146,903	Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	1,199,696	0.0
299,149	Continental Airlines 2012-2 Class A Pass Through Trust, 4.000%, 04/29/2026	309,453	0.0
2,925,000	Cummins, Inc., 2.600%, 09/01/2050	2,625,911	0.0
4,640,000 (2)	Daimler Finance North America LLC, 2.125%, 03/10/2025	4,779,490	0.1
6,383,000 (2)	Daimler Finance North America LLC, 2.550%, 08/15/2022	6,545,738	0.1
2,890,000	Dana, Inc., 5.375%, 11/15/2027	3,039,919	0.0
6,625,000	Dana, Inc., 5.625%, 06/15/2028	7,099,582	0.1
810,680	Delta Air Lines 2002-1 Class G-1 Pass Through Trust, 6.718%, 07/02/2024	829,494	0.0
1,352,364	Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.625%, 01/30/2029	1,447,880	0.0
4,897,275	Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	4,973,089	0.1
1,470,000 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	1,570,005	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
4,762,884 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	$5,183,317	0.1
1,650,000 (1)	Falabella SA, 3.750%, 10/30/2027	1,785,112	0.0
5,600,000	Ford Motor Credit Co. LLC, 4.000%, 11/13/2030	5,562,144	0.1
3,510,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	3,772,197	0.0
2,200,000	General Motors Co., 5.400%, 04/01/2048	2,611,882	0.0
2,333,000	General Motors Co., 6.125%, 10/01/2025	2,746,093	0.0
3,665,000	General Motors Financial Co., Inc., 4.150%, 06/19/2023	3,933,326	0.0
1,732,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	1,925,309	0.0
2,509,000	General Motors Financial Co., Inc., 5.200%, 03/20/2023	2,722,010	0.0
10,150,000 (2)	H&E Equipment Services, Inc., 3.875%, 12/15/2028	9,883,562	0.1
4,653,000 (1)(2)	Harley-Davidson Financial Services, Inc., 3.350%, 06/08/2025	4,879,909	0.1
4,240,000	Home Depot, Inc./The, 3.300%, 04/15/2040	4,467,228	0.1
5,725,000 (2)	InRetail Consumer, 3.250%, 03/22/2028	5,730,782	0.1
3,631,000	Lowe’s Cos, Inc., 4.050%, 05/03/2047	3,987,845	0.0
2,795,000	McDonald’s Corp., 3.500%, 07/01/2027	3,077,089	0.0
595,000	McDonald’s Corp., 3.625%, 05/01/2043	620,413	0.0
2,325,000	McDonald’s Corp., 3.625%, 09/01/2049	2,433,449	0.0
3,095,000	McDonald’s Corp., 4.450%, 09/01/2048	3,615,187	0.0
4,625,000	MGM Resorts International, 5.500%, 04/15/2027	4,978,373	0.1
4,750,000 (2)	Michaels Stores, Inc., 4.750%, 10/01/2027	5,172,750	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
2,679,000 (2)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	$2,940,202	0.0
4,602,000 (2)	Nissan Motor Co. Ltd., 3.522%, 09/17/2025	4,878,007	0.1
3,578,000 (2)	Nissan Motor Co. Ltd., 4.810%, 09/17/2030	3,928,717	0.0
2,331,000	Ralph Lauren Corp., 1.700%, 06/15/2022	2,368,394	0.0
4,610,000 (2)	Tempur Sealy International, Inc., 4.000%, 04/15/2029	4,598,475	0.1
4,414,000	Toyota Motor Credit Corp., 1.150%, 08/13/2027	4,281,364	0.0
4,238,000	Toyota Motor Credit Corp., 2.150%, 02/13/2030	4,212,461	0.0
930,733	United Airlines 2013-1 Class A Pass Through Trust, 4.300%, 02/15/2027	968,745	0.0
1,785,483	United Airlines 2014-1 Class A Pass Through Trust, 4.000%, 10/11/2027	1,851,135	0.0
3,107,179	United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	3,185,726	0.0
4,207,071	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	4,283,328	0.0
2,584,739	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	2,685,306	0.0
4,959,000	WW Grainger, Inc., 1.850%, 02/15/2025	5,113,768	0.1
9,800,000 (2)	Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028	9,931,075	0.1
		218,935,711	2.2
	Consumer, Non-cyclical: 6.4%
2,740,000	AbbVie, Inc., 2.300%, 11/21/2022	2,820,128	0.0
5,636,000	AbbVie, Inc., 2.600%, 11/21/2024	5,953,512	0.1
8,167,000	AbbVie, Inc., 2.900%, 11/06/2022	8,472,057	0.1
3,188,000	AbbVie, Inc., 2.950%, 11/21/2026	3,396,777	0.0
1,609,000	AbbVie, Inc., 4.050%, 11/21/2039	1,803,813	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
3,810,000	AbbVie, Inc., 4.300%, 05/14/2036	$4,401,952	0.1
4,325,000	AbbVie, Inc., 4.400%, 11/06/2042	5,034,212	0.1
2,526,000	AbbVie, Inc., 4.450%, 05/14/2046	2,917,205	0.0
7,965,000	AbbVie, Inc., 4.500%, 05/14/2035	9,362,152	0.1
2,298,000	AbbVie, Inc., 4.625%, 10/01/2042	2,706,281	0.0
1,849,000	Aetna, Inc., 2.800%, 06/15/2023	1,929,471	0.0
1,764,000	Aetna, Inc., 4.500%, 05/15/2042	2,013,921	0.0
3,398,000	Aetna, Inc., 6.625%, 06/15/2036	4,750,087	0.1
8,045,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	7,666,000	0.1
2,800,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	2,990,232	0.0
2,486,000	Altria Group, Inc., 2.450%, 02/04/2032	2,377,309	0.0
4,971,000	Altria Group, Inc., 3.700%, 02/04/2051	4,536,713	0.1
3,473,000	Altria Group, Inc., 4.400%, 02/14/2026	3,919,679	0.0
533,000	Altria Group, Inc., 4.800%, 02/14/2029	612,817	0.0
1,325,000	Altria Group, Inc., 5.800%, 02/14/2039	1,619,680	0.0
1,326,000	Altria Group, Inc., 5.950%, 02/14/2049	1,654,683	0.0
4,907,000	AmerisourceBergen Corp., 2.700%, 03/15/2031	4,902,296	0.1
9,003,000	AmerisourceBergen Corp., 3.400%, 05/15/2024	9,663,713	0.1
968,000	Amgen, Inc., 1.900%, 02/21/2025	1,001,011	0.0
4,134,000	Amgen, Inc., 4.950%, 10/01/2041	5,140,931	0.1
2,960,000 (2)	AMN Healthcare, Inc., 4.000%, 04/15/2029	2,952,600	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
2,410,000 (2)	AMN Healthcare, Inc., 4.625%, 10/01/2027	$2,468,744	0.0
10,519,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	12,342,546	0.1
10,000,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	11,972,496	0.1
2,495,000	Anheuser-Busch InBev Finance, Inc., 4.000%, 01/17/2043	2,656,904	0.0
4,324,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	5,411,718	0.1
4,196,000	Anthem, Inc., 2.875%, 09/15/2029	4,366,831	0.1
1,598,000	Anthem, Inc., 3.500%, 08/15/2024	1,728,629	0.0
4,225,000	Anthem, Inc., 4.650%, 08/15/2044	5,053,188	0.1
2,250,000	Anthem, Inc., 5.100%, 01/15/2044	2,802,801	0.0
7,854,000	AstraZeneca PLC, 3.375%, 11/16/2025	8,554,984	0.1
3,222,000	Automatic Data Processing, Inc., 1.250%, 09/01/2030	2,954,358	0.0
14,471,000	BAT Capital Corp., 2.259%, 03/25/2028	14,261,142	0.2
2,393,000	BAT Capital Corp., 2.726%, 03/25/2031	2,317,334	0.0
1,005,000	BAT Capital Corp., 3.215%, 09/06/2026	1,062,747	0.0
2,393,000	BAT Capital Corp., 3.734%, 09/25/2040	2,282,962	0.0
4,880,000	BAT Capital Corp., 4.390%, 08/15/2037	5,122,181	0.1
9,725,000 (2)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	9,786,462	0.1
8,862,000 (2)	Bayer US Finance LLC, 3.000%, 10/08/2021	8,979,093	0.1
5,532,000	Becton Dickinson and Co., 2.894%, 06/06/2022	5,676,287	0.1
2,720,000	Becton Dickinson and Co., 3.363%, 06/06/2024	2,923,147	0.0
4,160,000	Biogen, Inc., 2.250%, 05/01/2030	4,038,934	0.0
2,418,000	Bristol-Myers Squibb Co., 1.450%, 11/13/2030	2,262,078	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
2,418,000 (1)	Bristol-Myers Squibb Co., 2.550%, 11/13/2050	$2,153,217	0.0
2,196,000	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	2,443,345	0.0
3,421,000	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	3,989,391	0.0
7,916,000	Cardinal Health, Inc., 3.079%, 06/15/2024	8,418,939	0.1
5,377,000 (2)	Cargill, Inc., 3.875%, 05/23/2049	5,811,864	0.1
4,450,000	Centene Corp., 3.375%, 02/15/2030	4,498,661	0.1
4,750,000	Centene Corp., 4.625%, 12/15/2029	5,147,100	0.1
9,915,000	Central Garden & Pet Co., 4.125%, 10/15/2030	10,032,741	0.1
6,698,000	Cigna Corp., 3.050%, 11/30/2022	6,956,269	0.1
3,471,000	Cigna Corp., 3.250%, 04/15/2025	3,736,170	0.0
2,145,000	Cigna Corp., 3.400%, 03/15/2050	2,113,097	0.0
1,882,000	Cigna Corp., 4.800%, 08/15/2038	2,253,429	0.0
1,375,000	Cigna Corp., 4.800%, 07/15/2046	1,651,766	0.0
4,165,000	Cigna Corp., 4.900%, 12/15/2048	5,113,949	0.1
4,945,000	Coca-Cola Co/The, 2.000%, 03/05/2031	4,839,782	0.1
4,125,000	Coca-Cola Co/The, 2.500%, 06/01/2040	3,882,374	0.0
4,475,000	CVS Health Corp., 2.700%, 08/21/2040	4,130,265	0.1
2,465,000	CVS Health Corp., 3.875%, 07/20/2025	2,726,247	0.0
3,492,000	CVS Health Corp., 4.125%, 04/01/2040	3,866,425	0.0
2,326,000	CVS Health Corp., 4.780%, 03/25/2038	2,749,986	0.0
9,602,000	CVS Health Corp., 5.050%, 03/25/2048	11,806,389	0.1
7,379,000 (2)	Danone SA, 2.947%, 11/02/2026	7,877,388	0.1
6,060,000 (2)	DaVita, Inc., 3.750%, 02/15/2031	5,790,966	0.1
4,330,000 (2)	DaVita, Inc., 4.625%, 06/01/2030	4,417,076	0.1
6,370,000	DENTSPLY SIRONA, Inc., 3.250%, 06/01/2030	6,667,928	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,942,000	Diageo Capital PLC, 2.125%, 04/29/2032	$1,877,988	0.0
1,963,000	Element Fleet Management Corp., 1.600%, 04/06/2024	1,960,703	0.0
5,250,000 (2)	Emergent BioSolutions, Inc., 3.875%, 08/15/2028	5,141,719	0.1
1,525,000	Encompass Health Corp., 4.750%, 02/01/2030	1,571,346	0.0
3,460,000	General Mills, Inc., 3.700%, 10/17/2023	3,713,135	0.0
4,340,000	General Mills, Inc., 4.000%, 04/17/2025	4,800,687	0.1
2,056,000	Gilead Sciences, Inc., 0.750%, 09/29/2023	2,058,587	0.0
1,582,000	Gilead Sciences, Inc., 2.800%, 10/01/2050	1,408,773	0.0
1,540,000	Gilead Sciences, Inc., 3.500%, 02/01/2025	1,673,920	0.0
1,644,000	Gilead Sciences, Inc., 4.500%, 02/01/2045	1,913,764	0.0
4,928,000	Global Payments, Inc., 1.200%, 03/01/2026	4,854,690	0.1
11,343,000	Global Payments, Inc., 2.650%, 02/15/2025	11,924,297	0.1
3,439,000	HCA, Inc., 4.125%, 06/15/2029	3,814,957	0.0
3,076,000	HCA, Inc., 4.500%, 02/15/2027	3,452,613	0.0
1,425,000	HCA, Inc., 5.125%, 06/15/2039	1,714,580	0.0
1,449,000	HCA, Inc., 5.250%, 04/15/2025	1,655,842	0.0
622,000	HCA, Inc., 5.250%, 06/15/2049	762,932	0.0
1,820,000	HCA, Inc., 5.500%, 06/15/2047	2,268,799	0.0
2,509,000 (2)	Health Care Service Corp. A Mutual Legal Reserve Co., 1.500%, 06/01/2025	2,530,032	0.0
1,173,000 (2)	Health Care Service Corp. A Mutual Legal Reserve Co., 3.200%, 06/01/2050	1,112,837	0.0
5,172,000	Humana, Inc., 3.125%, 08/15/2029	5,400,565	0.1
4,873,000	Humana, Inc., 4.500%, 04/01/2025	5,477,416	0.1
3,350,000 (2)	Hutama Karya Persero PT, 3.750%, 05/11/2030	3,522,018	0.0
3,695,000	Illumina, Inc., 2.550%, 03/23/2031	3,666,440	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
2,290,000 (2)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	$2,366,525	0.0
2,151,000 (1)	Johnson & Johnson, 0.550%, 09/01/2025	2,134,603	0.0
2,152,000	Johnson & Johnson, 0.950%, 09/01/2027	2,093,456	0.0
2,629,000	Johnson & Johnson, 2.100%, 09/01/2040	2,380,907	0.0
5,375,000	Kaiser Foundation Hospitals, 3.266%, 11/01/2049	5,550,612	0.1
4,825,000	Kraft Heinz Foods Co., 4.625%, 10/01/2039	5,229,171	0.1
3,495,000	Kraft Heinz Foods Co., 6.875%, 01/26/2039	4,825,688	0.1
1,500,000	Kroger Co., 3.875%, 10/15/2046	1,571,885	0.0
251,000	Kroger Co/The, 5.150%, 08/01/2043	307,708	0.0
2,414,000	Laboratory Corp. of America Holdings, 3.250%, 09/01/2024	2,588,599	0.0
5,806,000	Laboratory Corp. of America Holdings, 3.750%, 08/23/2022	6,016,485	0.1
1,434,000	Laboratory Corp. of America Holdings, 4.000%, 11/01/2023	1,541,582	0.0
1,280,000	Laboratory Corp. of America Holdings, 4.700%, 02/01/2045	1,456,347	0.0
3,585,000 (2)	Mars, Inc., 0.875%, 07/16/2026	3,470,634	0.0
3,336,000 (2)	Mars, Inc., 4.125%, 04/01/2054	3,798,187	0.0
4,269,000	McKesson Corp., 0.900%, 12/03/2025	4,183,112	0.1
1,484,000	Medtronic, Inc., 4.375%, 03/15/2035	1,786,391	0.0
4,946,000	Mylan, Inc., 5.200%, 04/15/2048	5,705,832	0.1
8,641,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	9,012,401	0.1
1,938,000	Pfizer, Inc., 2.550%, 05/28/2040	1,851,422	0.0
1,890,000	Pfizer, Inc., 2.700%, 05/28/2050	1,773,146	0.0
1,689,000	Philip Morris International, Inc., 3.875%, 08/21/2042	1,793,296	0.0
9,620,000 (2)	Pilgrim’s Pride Corp., 4.250%, 04/15/2031	9,595,758	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,430,000 (2)	Post Holdings, Inc., 4.625%, 04/15/2030	$1,435,362	0.0
8,405,000 (2)	Post Holdings, Inc., 5.500%, 12/15/2029	9,010,790	0.1
9,220,000 (2)	Prestige Brands, Inc., 3.750%, 04/01/2031	8,816,625	0.1
2,383,000	Quest Diagnostics, Inc., 2.800%, 06/30/2031	2,425,296	0.0
7,354,000	Regeneron Pharmaceuticals, Inc., 1.750%, 09/15/2030	6,809,923	0.1
6,783,000	Reynolds American, Inc., 5.850%, 08/15/2045	8,011,741	0.1
818,000	Reynolds American, Inc., 6.150%, 09/15/2043	988,654	0.0
1,626,000 (2)	Royalty Pharma PLC, 1.200%, 09/02/2025	1,594,069	0.0
2,055,000 (2)	Royalty Pharma PLC, 1.750%, 09/02/2027	1,997,392	0.0
13,571,000 (2)	Royalty Pharma PLC, 3.300%, 09/02/2040	13,119,471	0.1
2,050,000 (2)	Royalty Pharma PLC, 3.550%, 09/02/2050	1,958,789	0.0
1,815,000	S&P Global, Inc., 2.300%, 08/15/2060	1,478,256	0.0
2,250,000 (2)	SC Johnson & Son, Inc., 4.750%, 10/15/2046	2,740,620	0.0
6,336,000	Shire Acquisitions Investments Ireland DAC, 2.875%, 09/23/2023	6,660,595	0.1
6,130,000	Smith & Nephew PLC, 2.032%, 10/14/2030	5,777,593	0.1
1,717,000	STERIS Irish FinCo UnLtd. Co., 2.700%, 03/15/2031	1,705,604	0.0
8,820,000	STERIS Irish FinCo UnLtd. Co., 3.750%, 03/15/2051	8,900,642	0.1
1,823,000	Takeda Pharmaceutical Co. Ltd., 3.025%, 07/09/2040	1,766,959	0.0
1,125,000	Takeda Pharmaceutical Co. Ltd., 3.175%, 07/09/2050	1,077,501	0.0
1,375,000	Takeda Pharmaceutical Co. Ltd., 3.375%, 07/09/2060	1,324,154	0.0
9,795,000 (2)	Tenet Healthcare Corp., 5.125%, 11/01/2027	10,267,119	0.1
1,732,000	Thermo Fisher Scientific, Inc., 2.600%, 10/01/2029	1,777,584	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
4,500,000 (1)	United Rentals North America, Inc., 4.000%, 07/15/2030	$4,585,500	0.1
4,325,000	United Rentals North America, Inc., 4.875%, 01/15/2028	4,561,231	0.1
2,117,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	2,281,899	0.0
9,504,000 (2)	Viatris, Inc., 3.850%, 06/22/2040	9,745,500	0.1
5,715,000 (2)	Viatris, Inc., 4.000%, 06/22/2050	5,838,848	0.1
2,025,000	Zimmer Biomet Holdings, Inc., 3.550%, 03/20/2030	2,167,375	0.0
		634,837,041	6.4
	Energy: 4.3%
9,895,000	Apache Corp., 5.100%, 09/01/2040	9,690,916	0.1
2,621,000	BP Capital Markets America, Inc., 1.749%, 08/10/2030	2,478,903	0.0
2,005,000	BP Capital Markets America, Inc., 2.939%, 06/04/2051	1,791,668	0.0
5,828,000	BP Capital Markets America, Inc., 3.216%, 11/28/2023	6,218,856	0.1
4,856,000	BP Capital Markets America, Inc., 3.224%, 04/14/2024	5,214,920	0.1
4,845,000	BP Capital Markets America, Inc., 3.379%, 02/08/2061	4,500,001	0.1
3,610,000 (3)	BP Capital Markets PLC, 4.875%, 12/31/2199	3,876,237	0.0
1,140,000	Burlington Resources LLC, 5.950%, 10/15/2036	1,531,061	0.0
1,220,000	Canadian Natural Resources Ltd., 6.750%, 02/01/2039	1,613,617	0.0
4,095,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	4,323,540	0.1
2,150,000	Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/2025	2,452,016	0.0
265,000	Chevron USA, Inc., 3.250%, 10/15/2029	285,930	0.0
4,468,000	Chevron USA, Inc., 4.200%, 10/15/2049	5,101,174	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
2,013,000	Chevron USA, Inc., 4.950%, 08/15/2047	$2,536,911	0.0
3,728,000	Cimarex Energy Co., 3.900%, 05/15/2027	4,061,634	0.1
7,625,000 (2)	ConocoPhillips, 2.400%, 02/15/2031	7,533,479	0.1
10,185,000 (2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.625%, 05/01/2027	10,025,859	0.1
3,662,000	Diamondback Energy, Inc., 2.875%, 12/01/2024	3,865,011	0.0
2,473,000	Diamondback Energy, Inc., 3.125%, 03/24/2031	2,471,010	0.0
4,245,000	Diamondback Energy, Inc., 3.250%, 12/01/2026	4,479,556	0.1
7,532,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	7,822,761	0.1
1,979,000	Diamondback Energy, Inc., 4.400%, 03/24/2051	2,030,790	0.0
1,436,000	Diamondback Energy, Inc., 4.750%, 05/31/2025	1,606,201	0.0
8,250,000	Ecopetrol SA, 6.875%, 04/29/2030	10,060,132	0.1
7,100,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	7,485,586	0.1
400,000 (2)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	421,723	0.0
5,373,000 (3)	Enbridge, Inc., 5.750%, 07/15/2080	5,762,542	0.1
645,000	Energy Transfer Operating L.P., 4.900%, 03/15/2035	681,768	0.0
8,457,000	Energy Transfer Operating L.P., 5.300%, 04/15/2047	8,957,228	0.1
3,075,000	Energy Transfer Operating L.P., 5.800%, 06/15/2038	3,494,968	0.0
1,263,000	Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	1,360,267	0.0
1,775,000 (1)(2)	EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 5.375%, 12/30/2030	1,751,029	0.0
1,389,000	Enterprise Products Operating LLC, 3.950%, 01/31/2060	1,395,690	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
3,800,000 (3)	Enterprise Products Operating LLC, 4.875%, 08/16/2077	$3,580,212	0.0
1,989,000	EOG Resources, Inc., 4.950%, 04/15/2050	2,432,331	0.0
2,642,000	Equinor ASA, 3.125%, 04/06/2030	2,796,858	0.0
1,850,000	Exxon Mobil Corp., 4.227%, 03/19/2040	2,083,987	0.0
825,000 (2)	Galaxy Pipeline Assets Bidco Ltd., 2.160%, 03/31/2034	801,280	0.0
1,000,000 (2)	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040	967,334	0.0
1,800,000	Gazprom PJSC Via Gaz Capital SA, 4.950%, 03/23/2027	1,975,079	0.0
3,450,000	Gazprom PJSC Via Gaz Capital SA, 4.950%, 02/06/2028	3,768,345	0.0
3,250,000 (2)	Gazprom PJSC via Gaz Finance PLC, 2.950%, 01/27/2029	3,093,210	0.0
9,050,000	Gazprom PJSC Via Gaz Finance PLC, 3.250%, 02/25/2030	8,673,882	0.1
9,800,000	Gazprom PJSC Via Gaz Finance PLC, 4.599%, 12/31/2199	9,900,538	0.1
163,000	Halliburton Co., 3.500%, 08/01/2023	172,753	0.0
136,000	Halliburton Co., 3.800%, 11/15/2025	149,656	0.0
2,450,000	Halliburton Co., 4.850%, 11/15/2035	2,756,203	0.0
10,597,000	Hess Corp., 5.600%, 02/15/2041	12,247,652	0.1
9,740,000 (2)	Indigo Natural Resources LLC, 5.375%, 02/01/2029	9,614,208	0.1
5,775,000	KazMunayGas National Co. JSC, 4.750%, 04/19/2027	6,597,343	0.1
2,650,000	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	3,144,864	0.0
1,575,000 (2)	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	1,869,117	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
1,295,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	$1,427,760	0.0
3,850,000	Marathon Petroleum Corp., 4.700%, 05/01 / 2025	4,330,248	0.1
2,663,000	Marathon Petroleum Corp., 5.125%, 04/01/2024	2,686,282	0.0
1,443,000	Marathon Petroleum Corp., 5.000%, 09/15/2054	1,532,329	0.0
2,897,000	MPLX L.P., 1.750%, 03/01/2026	2,903,430	0.0
2,026,000	MPLX L.P., 2.650%, 08/15/2030	1,987,840	0.0
1,095,000	MPLX L.P., 4.700%, 04/15/2048	1,188,372	0.0
1,388,000	MPLX L.P., 5.200%, 03/01/2047	1,591,187	0.0
2,671,000	MPLX L.P., 5.200%, 12/01/2047	3,035,645	0.0
3,230,000	MPLX L.P., 5.500%, 02/15/2049	3,800,417	0.0
1,910,000	ONEOK, Inc., 2.200%, 09/15/2025	1,946,731	0.0
5,000,000 (2)	Pertamina Persero PT, 2.300%, 02/09/2031	4,651,497	0.1
6,075,000 (2)	Pertamina Persero PT, 3.100%, 01/21/2030	6,161,421	0.1
750,000	Pertamina Persero PT, 5.625%, 05/20/2043	851,120	0.0
16,250,000	Petrobras Global Finance BV, 5.600%, 01/03/2031	17,154,800	0.2
10,500,000	Petrobras Global Finance BV, 5.750%, 02/01/2029	11,476,080	0.1
4,750,000	Petroleos del Peru SA, 4.750%, 06/19/2032	5,018,043	0.1
4,000,000 (2)	Petroleos del Peru SA, 4.750%, 06/19/2032	4,225,720	0.1
7,000,000	Petroleos Mexicanos, 5.950%, 01/28/2031	6,733,265	0.1
8,500,000	Petroleos Mexicanos, 6.500%, 03/13/2027	8,896,355	0.1
2,225,000	Petroleos Mexicanos, 6.500%, 01/23/2029	2,251,555	0.0
3,900,000 (2)	Petroleos Mexicanos, 6.875%, 10/16/2025	4,229,803	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
2,225,000	Petroleos Mexicanos, 6.875%, 08/04/2026	$2,385,689	0.0
4,200,000 (1)(2)	Petronas Energy Canada Ltd., 2.112%, 03/23/2028	4,149,897	0.1
1,425,000	Phillips 66, 0.900%, 02/15/2024	1,425,587	0.0
2,828,000	Pioneer Natural Resources Co., 1.900%, 08/15/2030	2,626,786	0.0
8,387,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.550%, 12/15/2029	8,371,648	0.1
3,962,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.500%, 12/15/2026	4,350,466	0.1
3,468,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	3,802,177	0.0
4,825,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.900%, 02/15/2045	4,725,739	0.1
510,000	Plains All American Pipeline L.P. / PAA Finance Corp., 5.150%, 06/01/2042	518,923	0.0
1,450,000 (2)	PTTEP Treasury Center Co. Ltd., 2.587%, 06/10/2027	1,493,224	0.0
1,890,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	2,074,657	0.0
2,203,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	2,509,374	0.0
3,750,000 (2)	Saudi Arabian Oil Co., 2.250%, 11/24/2030	3,595,799	0.0
1,750,000 (2)	Saudi Arabian Oil Co., 3.250%, 11/24/2050	1,586,565	0.0
2,675,000 (2)	Schlumberger Holdings Corp., 3.750%, 05/01/2024	2,887,010	0.0
5,190,000 (2)	Schlumberger Investment SA, 2.400%, 08/01/2022	5,297,255	0.1
4,235,000	Shell International Finance BV, 3.250%, 05/11/2025	4,578,621	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
3,245,000	Shell International Finance BV, 4.125%, 05/11/2035	$3,695,545	0.0
325,000	Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	352,233	0.0
1,003,000	Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/2045	1,059,231	0.0
3,000,000 (2)	Tengizchevroil Finance Co. International Ltd., 3.250%, 08/15/2030	2,997,372	0.0
4,282,000	Total Capital International SA, 2.986%, 06/29/2041	4,115,311	0.1
4,687,000	Total Capital International SA, 3.127%, 05/29/2050	4,424,834	0.1
1,290,000	Transcontinental Gas Pipe Line Co. LLC, 3.250%, 05/15/2030	1,357,549	0.0
4,932,000	Valero Energy Corp., 2.850%, 04/15/2025	5,159,986	0.1
9,740,000	Western Midstream Operating L.P., 5.300%, 03/01/2048	9,798,830	0.1
10,875,000	Williams Cos, Inc./The, 4.000%, 09/15/2025	11,935,960	0.1
2,235,000	Williams Cos, Inc./The, 5.100%, 09/15/2045	2,568,643	0.0
2,726,000	Williams Cos, Inc./The, 5.400%, 03/04/2044	3,172,440	0.0
1,846,000	Williams Partners L.P., 3.600%, 03/15/2022	1,890,970	0.0
2,768,000	Williams Partners L.P., 3.750%, 06/15/2027	3,019,756	0.0
9,195,000	WPX Energy, Inc., 5.750%, 06/01/2026	9,642,797	0.1
		433,158,610	4.3
	Financial: 11.8%
1,000,000 (3)	ABN AMRO Bank NV, 4.400%, 03/27/2028	1,058,478	0.0
6,000,000 (2)	ABN AMRO Bank NV, 4.750%, 07/28/2025	6,726,582	0.1
5,468,000	Alexandria Real Estate Equities, Inc., 2.000%, 05/18/2032	5,084,628	0.1
2,485,000	Alexandria Real Estate Equities, Inc., 3.000%, 05/18/2051	2,266,736	0.0
3,163,000	American International Group, Inc., 3.875%, 01/15/2035	3,446,619	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
3,670,000	American International Group, Inc., 3.900%, 04/01/2026	$4,055,357	0.0
1,147,000	American International Group, Inc., 4.375%, 01/15/2055	1,283,498	0.0
4,248,000	American International Group, Inc., 4.500%, 07/16/2044	4,820,314	0.1
2,121,000	American International Group, Inc., 4.750%, 04/01/2048	2,529,976	0.0
2,202,000	American International Group, Inc., 4.800%, 07/10/2045	2,610,210	0.0
3,085,000	American Tower Corp., 3.700%, 10/15/2049	3,123,683	0.0
3,420,000 (2)	ANZ New Zealand Int’l Ltd./London, 3.400%, 03/19/2024	3,693,767	0.0
2,525,000	Assurant, Inc., 3.700%, 02/22/2030	2,689,642	0.0
4,663,000 (2)	Athene Global Funding, 2.550%, 11/19/2030	4,505,153	0.1
5,689,000 (2)	Athene Global Funding, 2.800%, 05/26/2023	5,937,072	0.1
3,452,000 (2)	Athene Global Funding, 2.950%, 11/12/2026	3,629,935	0.0
1,137,000 (2)	Aviation Capital Group LLC, 3.875%, 05/01/2023	1,187,461	0.0
2,027,000 (2)	Aviation Capital Group LLC, 4.375%, 01/30/2024	2,156,722	0.0
5,189,000 (2)	Aviation Capital Group LLC, 5.500%, 12/15/2024	5,806,830	0.1
1,759,000 (2)	Avolon Holdings Funding Ltd., 2.125%, 02/21/2026	1,683,277	0.0
5,232,000 (2)	Avolon Holdings Funding Ltd., 2.750%, 02/21/2028	4,921,350	0.1
1,151,000 (2)	Avolon Holdings Funding Ltd., 2.875%, 02/15/2025	1,148,005	0.0
4,600,000 (2)	Banco Bradesco SA/ Cayman Islands, 3.200%, 01/27/2025	4,713,712	0.1
4,250,000 (1)	Banco de Bogota SA, 6.250%, 05/12/2026	4,775,937	0.1
3,325,000 (2)(3)	Banco de Credito del Peru, 3.250%, 09/30/2031	3,333,312	0.0
764,000	Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.375%, 10/14/2025	845,095	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
3,750,000 (2)	Banco Nacional de Panama, 2.500%, 08/11/2030	$3,486,750	0.0
1,600,000	Banco Santander SA, 1.849%, 03/25/2026	1,597,690	0.0
5,200,000	Banco Santander SA, 2.746%, 05/28/2025	5,438,442	0.1
1,600,000	Banco Santander SA, 2.958%, 03/25/2031	1,592,134	0.0
4,600,000	Banco Santander SA, 3.125%, 02/23/2023	4,813,936	0.1
4,175,000	Bancolombia SA, 3.000%, 01/29/2025	4,273,008	0.0
7,100,000 (2)(3)	Bangkok Bank PCL/Hong Kong, 5.000%, 12/31/2199	7,488,228	0.1
9,365,000 (3)	Bank of America Corp., 0.981%, 09/25/2025	9,347,009	0.1
5,462,000 (3)	Bank of America Corp., 1.197%, 10/24/2026	5,393,580	0.1
4,961,000 (3)	Bank of America Corp., 1.898%, 07/23/2031	4,663,992	0.1
3,901,000 (3)	Bank of America Corp., 1.922%, 10/24/2031	3,674,267	0.0
1,495,000 (3)	Bank of America Corp., 2.015%, 02/13/2026	1,532,103	0.0
3,402,000 (3)	Bank of America Corp., 2.592%, 04/29/2031	3,398,991	0.0
7,858,000 (3)	Bank of America Corp., 2.676%, 06/19/2041	7,372,814	0.1
5,000,000 (3)	Bank of America Corp., 2.884%, 10/22/2030	5,146,003	0.1
3,625,000 (3)	Bank of America Corp., 3.194%, 07/23/2030	3,808,041	0.0
2,750,000 (3)	Bank of America Corp., 3.419%, 12/20/2028	2,954,947	0.0
7,787,000 (3)	Bank of America Corp., 3.499%, 05/17/2022	7,816,109	0.1
2,300,000 (3)	Bank of America Corp., 3.550%, 03/05/2024	2,427,350	0.0
1,941,000	Bank of America Corp., 3.950%, 04/21/2025	2,129,828	0.0
1,718,000 (3)	Bank of America Corp., 3.970%, 03/05/2029	1,895,312	0.0
2,645,000 (3)	Bank of America Corp., 4.078%, 04/23/2040	2,933,152	0.0
2,000,000 (3)	Bank of America Corp., 4.083%, 03/20/2051	2,224,520	0.0
7,307,000	Bank of America Corp., 4.183%, 11/25/2027	8,132,076	0.1
4,495,000	Bank of America Corp., 4.250%, 10/22/2026	5,044,405	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
9,614,000 (3)	Bank of America Corp., 4.271%, 07/23/2029	$10,815,944	0.1
5,594,000 (3)	Bank of Montreal, 3.803%, 12/15/2032	6,152,114	0.1
2,940,000	Bank of Nova Scotia/The, 2.200%, 02/03/2025	3,051,071	0.0
2,417,000	Bank of Nova Scotia/The, 2.700%, 08/03/2026	2,563,193	0.0
4,740,000 (3)	Bank of Nova Scotia/The, 4.900%, 12/31/2199	5,051,086	0.1
3,962,000	Bank of Nova Scotia, 4.500%, 12/16/2025	4,504,886	0.1
4,952,000 (2)	Banque Federative du Credit Mutuel SA, 0.650%, 02/27/2024	4,939,664	0.1
13,595,000 (2)	Banque Federative du Credit Mutuel SA, 2.375%, 11/21/2024	14,275,245	0.1
2,980,000 (2)	Barclays Bank PLC, 10.179%, 06/12/2021	3,031,286	0.0
6,041,000 (3)	Barclays PLC, 1.007%, 12/10/2024	6,038,418	0.1
3,687,000 (3)	Barclays PLC, 3.564%, 09/23/2035	3,696,918	0.0
4,548,000 (3)	Barclays PLC, 3.932%, 05/07/2025	4,911,094	0.1
2,475,000 (3)	Barclays PLC, 4.610%, 02/15/2023	2,557,571	0.0
2,575,000	Berkshire Hathaway Finance Corp., 1.450%, 10/15/2030	2,406,356	0.0
1,687,000	Berkshire Hathaway Finance Corp., 2.850%, 10/15/2050	1,557,914	0.0
7,558,000	Berkshire Hathaway Finance Corp., 4.250%, 01/15/2049	8,771,992	0.1
5,406,000 (2)(3)	BNP Paribas SA, 1.323%, 01/13/2027	5,290,670	0.1
5,150,000 (2)(3)	BNP Paribas SA, 2.219%, 06/09/2026	5,284,057	0.1
2,641,000 (2)(3)	BNP Paribas SA, 2.588%, 08/12/2035	2,486,918	0.0
9,060,000 (2)(3)	BNP Paribas SA, 2.819%, 11/19/2025	9,540,359	0.1
4,499,000 (2)	BNP Paribas SA, 3.375%, 01/09/2025	4,834,635	0.1
3,062,000	Boston Properties L.P., 3.250%, 01/30/2031	3,173,826	0.0
7,345,000 (2)(3)	BPCE SA, 2.277%, 01/20/2032	7,110,862	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
8,130,000 (2)	BPCE SA, 2.700%, 10/01/2029	$8,253,606	0.1
2,094,000 (2)	BPCE SA, 5.150%, 07/21/2024	2,345,594	0.0
7,020,000 (2)	BPCE SA, 5.700%, 10/22/2023	7,848,478	0.1
2,998,000	Brookfield Finance LLC, 3.450%, 04/15/2050	2,845,410	0.0
3,394,000	Brookfield Finance, Inc., 4.350%, 04/15/2030	3,837,471	0.0
1,394,000	Camden Property Trust, 2.800%, 05/15/2030	1,432,232	0.0
11,000,000 (1)	Canadian Imperial Bank of Commerce, 2.250%, 01/28/2025	11,417,639	0.1
12,153,000 (3)	Canadian Imperial Bank of Commerce, 2.606%, 07/22/2023	12,481,064	0.1
2,002,000 (1)	Canadian Imperial Bank of Commerce, 3.100%, 04/02/2024	2,133,407	0.0
2,119,000	Capital One Financial Corp., 3.650%, 05/11/2027	2,320,540	0.0
3,146,000	Capital One Financial Corp., 3.750%, 03/09/2027	3,456,243	0.0
4,932,000	CBRE Services, Inc., 2.500%, 04/01/2031	4,790,508	0.1
4,675,000	Charles Schwab Corp./ The, 1.650%, 03/11/2031	4,370,756	0.1
1,971,000	Charles Schwab Corp./ The, 2.000%, 03/20/2028	1,981,004	0.0
3,329,000 (3)	Charles Schwab Corp./ The, 5.375%, 12/31/2199	3,685,769	0.0
2,787,000 (3)	Citigroup, Inc., 1.678%, 05/15/2024	2,845,248	0.0
2,141,000 (3)	Citigroup, Inc., 2.572%, 06/03/2031	2,141,063	0.0
3,170,000 (3)	Citigroup, Inc., 2.876%, 07/24/2023	3,265,907	0.0
4,915,000	Citigroup, Inc., 5.500%, 09/13/2025	5,702,540	0.1
1,147,000 (2)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	1,200,607	0.0
1,201,000	Columbia Property Trust Operating Partnership L.P., 3.650%, 08/15/2026	1,244,610	0.0
638,000	Columbia Property Trust Operating Partnership L.P., 4.150%, 04/01/2025	672,393	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
2,977,000 (2)	Commonwealth Bank of Australia, 2.688%, 03/11/2031	$2,894,442	0.0
1,520,000 (2)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	1,589,053	0.0
3,693,000 (1)(2)(3)	Cooperatieve Rabobank UA, 1.004%, 09/24/2026	3,622,491	0.0
4,027,000 (2)(3)	Cooperatieve Rabobank UA, 1.339%, 06/24/2026	3,996,510	0.0
6,000,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	6,319,929	0.1
9,163,000	Cooperatieve Rabobank UA, 4.375%, 08/04/2025	10,153,661	0.1
1,500,000	Cooperatieve Rabobank UA, 4.625%, 12/01/2023	1,644,702	0.0
2,700,000 (2)	Corp Financiera de Desarrollo SA, 2.400%, 09/28/2027	2,671,204	0.0
15,084,000 (2)(3)	Credit Agricole SA/ London, 1.907%, 06/16/2026	15,302,390	0.2
3,611,000	Credit Suisse AG/New York NY, 1.000%, 05/05/2023	3,631,796	0.0
4,068,000 (2)	Credit Suisse AG, 6.500%, 08/08/2023	4,489,546	0.1
3,222,000 (2)(3)	Credit Suisse Group AG, 2.193%, 06/05/2026	3,277,642	0.0
6,870,000 (2)(3)	Credit Suisse Group AG, 2.997%, 12/14/2023	7,105,127	0.1
8,409,000	Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/2022	8,760,752	0.1
1,732,000	Crown Castle International Corp., 1.050%, 07/15/2026	1,677,825	0.0
2,910,000	Crown Castle International Corp., 2.900%, 04/01/2041	2,681,166	0.0
1,033,000	Crown Castle International Corp., 4.150%, 07/01/2050	1,113,094	0.0
4,910,000 (2)(3)	Danske Bank A/S, 1.621%, 09/11/2026	4,861,044	0.1
2,005,000 (2)	Danske Bank A/S, 5.000%, 01/12/2022	2,072,723	0.0
4,404,000 (3)	Deutsche Bank AG/New York NY, 3.547%, 09/18/2031	4,552,983	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
2,897,000	Discover Bank, 4.250%, 03/13/2026	$3,242,454	0.0
2,404,000 (3)	Discover Bank, 4.682%, 08/09/2028	2,566,066	0.0
1,671,000 (2)	Empower Finance 2020 L.P., 1.357%, 09/17/2027	1,616,178	0.0
6,000,000	ERP Operating L.P., 2.500%, 02/15/2030	6,025,620	0.1
10,050,000 (2)	ESH Hospitality, Inc., 4.625%, 10/01/2027	10,641,844	0.1
1,862,000	Essex Portfolio L.P., 3.250%, 05/01/2023	1,949,620	0.0
8,087,000 (2)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	8,320,132	0.1
1,903,000	First Horizon Bank, 5.750%, 05/01/2030	2,292,725	0.0
750,000	Fondo MIVIVIENDA SA, 3.500%, 01/31/2023	782,741	0.0
2,848,000	Franklin Resources, Inc., 1.600%, 10/30/2030	2,638,089	0.0
2,511,000 (2)	GE Capital Funding LLC, 4.400%, 05/15/2030	2,844,950	0.0
4,509,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	5,167,417	0.1
4,945,000 (3)	Goldman Sachs Group, Inc./The, 1.431%, 03/09/2027	4,903,045	0.1
5,493,000	Goldman Sachs Group, Inc., 4.250%, 10/21/2025	6,135,129	0.1
1,680,000	Goldman Sachs Group, Inc., 5.150%, 05/22/2045	2,106,231	0.0
792,000	Goldman Sachs Group, Inc., 6.750%, 10/01/2037	1,121,448	0.0
4,139,000 (2)	Guardian Life Global Funding, 1.250%, 11/19/2027	4,002,022	0.0
2,059,000	Hartford Financial Services Group, Inc./The, 5.950%, 10/15/2036	2,692,712	0.0
3,779,000 (3)	HSBC Holdings PLC, 1.589%, 05/24/2027	3,721,727	0.0
2,569,000 (3)	HSBC Holdings PLC, 1.645%, 04/18/2026	2,572,077	0.0
5,105,000 (3)	HSBC Holdings PLC, 2.013%, 09/22/2028	5,020,997	0.1
6,500,000 (3)	HSBC Holdings PLC, 2.099%, 06/04/2026	6,616,258	0.1
4,759,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	4,976,221	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
8,523,000 (3)	HSBC Holdings PLC, 3.262%, 03/13/2023	$8,738,306	0.1
2,924,000 (3)	HSBC Holdings PLC, 3.973%, 05/22/2030	3,167,391	0.0
4,593,000 (3)	HSBC Holdings PLC, 4.041%, 03/13/2028	5,030,869	0.1
4,085,000	HSBC Holdings PLC, 4.300%, 03/08/2026	4,575,875	0.1
4,751,000 (3)	HSBC Holdings PLC, 4.700%, 12/31/2199	4,691,612	0.1
1,883,000	HSBC Holdings PLC, 4.950%, 03/31/2030	2,200,182	0.0
4,831,000 (3)	HSBC Holdings PLC, 6.000%, 12/31/2199	5,300,815	0.1
6,599,000	ING Groep NV, 3.550%, 04/09/2024	7,106,994	0.1
3,483,000	Intercontinental Exchange, Inc., 2.650%, 09/15/2040	3,208,885	0.0
3,301,000	Intercontinental Exchange, Inc., 3.000%, 06/15/2050	3,030,356	0.0
2,889,000	Intercontinental Exchange, Inc., 4.250%, 09/21/2048	3,219,324	0.0
2,500,000 (2)	Itau Unibanco Holding SA/Cayman Island, 3.250%, 01/24/2025	2,551,162	0.0
1,200,000 (2)(3)	Itau Unibanco Holding SA/Cayman Island, 3.875%, 04/15/2031	1,166,886	0.0
3,479,000 (3)	JPMorgan Chase & Co., 1.040%, 02/04/2027	3,394,783	0.0
11,469,000 (3)	JPMorgan Chase & Co., 1.953%, 02/04/2032	10,879,507	0.1
9,423,000 (3)	JPMorgan Chase & Co., 2.182%, 06/01/2028	9,532,129	0.1
5,000,000 (3)	JPMorgan Chase & Co., 2.301%, 10/15/2025	5,207,328	0.1
9,967,000 (3)	JPMorgan Chase & Co., 2.522%, 04/22/2031	9,954,015	0.1
7,515,000 (3)	JPMorgan Chase & Co., 2.525%, 11/19/2041	6,898,982	0.1
8,459,000 (3)	JPMorgan Chase & Co., 3.207%, 04/01/2023	8,689,841	0.1
10,000 (3)	JPMorgan Chase & Co., 3.559%, 04/23/2024	10,601	0.0
4,270,000 (3)	JPMorgan Chase & Co., 3.797%, 07/23/2024	4,571,775	0.1
3,700,000	JPMorgan Chase & Co., 3.875%, 09/10/2024	4,058,293	0.0
2,423,000 (3)	JPMorgan Chase & Co., 3.964%, 11/15/2048	2,676,621	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
4,145,000 (3)	JPMorgan Chase & Co., 4.452%, 12/05/2029	$4,751,069	0.1
2,200,000 (3)	JPMorgan Chase & Co., 4.493%, 03/24/2031	2,537,637	0.0
2,990,000	Kilroy Realty L.P., 3.450%, 12/15/2024	3,199,769	0.0
4,649,000	Kimco Realty Corp., 3.700%, 10/01/2049	4,677,332	0.1
2,641,000	Kite Realty Group L.P., 4.000%, 10/01/2026	2,769,801	0.0
2,500,000 (2)	Kookmin Bank, 2.500%, 11/04/2030	2,432,062	0.0
2,631,000 (2)	Liberty Mutual Group, Inc., 3.951%, 10/15/2050	2,723,450	0.0
2,545,000 (3)	Lloyds Banking Group PLC, 2.438%, 02/05/2026	2,637,150	0.0
2,849,000 (3)	Lloyds Banking Group PLC, 2.907%, 11/07/2023	2,952,768	0.0
4,164,000 (2)	LSEGA Financing PLC, 2.500%, 04/06/2031	4,113,597	0.0
5,345,000 (2)	LSEGA Financing PLC, 3.200%, 04/06/2041	5,312,986	0.1
5,560,000	Main Street Capital Corp., 3.000%, 07/14/2026	5,533,267	0.1
4,310,000	Main Street Capital Corp., 5.200%, 05/01/2024	4,642,873	0.1
7,183,000	Mitsubishi UFJ Financial Group, Inc., 1.412%, 07/17/2025	7,182,533	0.1
4,479,000	Mitsubishi UFJ Financial Group, Inc., 2.193%, 02/25/2025	4,622,668	0.1
725,000	Mitsubishi UFJ Financial Group, Inc., 2.757%, 09/13/2026	768,446	0.0
2,750,000 (2)(3)	Mizrahi Tefahot Bank Ltd., 3.077%, 04/07/2031	2,751,031	0.0
5,500,000	Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	5,740,620	0.1
5,774,000 (3)	Mizuho Financial Group, Inc., 1.241%, 07/10/2024	5,835,995	0.1
3,417,000 (3)	Mizuho Financial Group, Inc., 2.226%, 05/25/2026	3,517,513	0.0
2,726,000 (3)	Mizuho Financial Group, Inc., 2.555%, 09/13/2025	2,853,590	0.0
660,000 (2)	Mizuho Financial Group, Inc., 3.477%, 04/12/2026	719,641	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
8,188,000 (3)	Morgan Stanley, 1.794%, 02/13/2032	$7,649,169	0.1
5,414,000 (3)	Morgan Stanley, 2.188%, 04/28/2026	5,597,183	0.1
8,737,000 (3)	Morgan Stanley, 2.802%, 01/25/2052	8,057,922	0.1
5,350,000 (3)	Morgan Stanley, 3.622%, 04/01/2031	5,815,459	0.1
3,840,000	Morgan Stanley, 3.700%, 10/23/2024	4,205,989	0.0
3,210,000	Morgan Stanley, 3.875%, 04/29/2024	3,508,642	0.0
2,750,000	Morgan Stanley, 3.875%, 01/27/2026	3,059,862	0.0
3,524,000	Morgan Stanley, 4.000%, 07/23/2025	3,913,116	0.0
2,439,000 (3)	Morgan Stanley, 4.457%, 04/22/2039	2,860,311	0.0
10,040,000	MPT Operating Partnership L.P. / MPT Finance Corp., 3.500%, 03/15/2031	9,865,003	0.1
3,787,000	Nasdaq, Inc., 2.500%, 12/21/2040	3,332,876	0.0
5,050,000 (2)	National Australia Bank Ltd., 2.332%, 08/21/2030	4,780,366	0.1
3,590,000 (2)(3)	National Australia Bank Ltd., 3.933%, 08/02/2034	3,806,908	0.0
5,105,000 (2)	Nationwide Building Society, 2.000%, 01/27/2023	5,250,089	0.1
9,520,000 (2)(3)	Nationwide Building Society, 4.363%, 08/01/2024	10,284,054	0.1
3,595,000 (3)	Natwest Group PLC, 3.032%, 11/28/2035	3,434,411	0.0
2,910,000 (3)	Natwest Group PLC, 3.073%, 05/22/2028	3,032,193	0.0
6,418,000	Natwest Group PLC, 3.875%, 09/12/2023	6,884,938	0.1
459,000 (3)	Natwest Group PLC, 4.269%, 03/22/2025	500,920	0.0
5,954,000 (3)	Natwest Group PLC, 4.519%, 06/25/2024	6,431,229	0.1
5,075,000	Navient Corp., 5.000%, 03/15/2027	5,094,691	0.1
1,000,000 (2)(3)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	1,041,710	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
3,915,000 (2)	New York Life Global Funding, 2.875%, 04/10/2024	$4,174,066	0.0
3,680,000 (2)(3)	Nippon Life Insurance Co., 2.750%, 01/21/2051	3,496,000	0.0
1,345,000 (2)(3)	Nordea Bank ABP, 6.125%, 12/31/2199	1,463,649	0.0
DKK 3 (4)	Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/2029	—	—
3,885,000	Northern Trust Corp., 1.950%, 05/01/2030	3,794,634	0.0
4,068,000 (2)	Northwestern Mutual Life Insurance Co/The, 3.625%, 09/30/2059	4,113,863	0.0
7,860,000	ORIX Corp., 3.250%, 12/04/2024	8,497,265	0.1
2,000,000 (2)(3)	Oversea-Chinese Banking Corp. Ltd., 1.832%, 09/10/2030	1,983,820	0.0
8,396,000	Owl Rock Capital Corp., 4.250%, 01/15/2026	8,816,629	0.1
5,456,000 (2)	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025	5,847,361	0.1
3,412,000	Piedmont Operating Partnership L.P., 3.150%, 08/15/2030	3,327,995	0.0
1,580,000	Piedmont Operating Partnership L.P., 4.450%, 03/15/2024	1,706,136	0.0
2,335,000	Prologis L.P., 3.000%, 04/15/2050	2,244,612	0.0
4,970,000	Public Storage, 0.875%, 02/15/2026	4,864,738	0.1
4,895,000 (2)	Quicken Loans LLC / Quicken Loans Co-Issuer, Inc., 3.875%, 03/01/2031	4,723,675	0.1
4,520,000 (2)	Quicken Loans LLC, 5.250%, 01/15/2028	4,754,475	0.1
3,152,000	Regency Centers L.P., 2.950%, 09/15/2029	3,208,430	0.0
3,622,000	Regency Centers L.P., 3.700%, 06/15/2030	3,879,914	0.0
1,250,000	Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/2023	1,346,230	0.0
3,008,000	Retail Properties of America, Inc., 4.750%, 09/15/2030	3,189,679	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
4,410,000	Royal Bank of Canada, 0.854%, (US0003M + 0.660)%, 10/05/2023	$4,463,804	0.1
3,572,000 (2)	Scentre Group Trust 1 / Scentre Group Trust 2, 3.625%, 01/28/2026	3,861,231	0.0
2,604,000 (2)(3)	Scentre Group Trust 2, 5.125%, 09/24/2080	2,712,587	0.0
3,482,000	Simon Property Group L.P., 1.750%, 02/01/2028	3,382,058	0.0
5,780,000 (2)	Skandinaviska Enskilda Banken AB, 0.850%, 09/02/2025	5,676,914	0.1
2,815,000 (2)(3)	Standard Chartered PLC, 1.456%, 01/14/2027	2,750,919	0.0
6,104,000 (2)(3)	Standard Chartered PLC, 3.265%, 02/18/2036	5,935,892	0.1
5,250,000 (3)	State Street Corp., 3.031%, 11/01/2034	5,425,962	0.1
4,770,000	Sumitomo Mitsui Financial Group, Inc., 2.142%, 09/23/2030	4,477,286	0.1
3,225,000	Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	3,382,073	0.0
300,000	Sumitomo Mitsui Financial Group, Inc., 3.010%, 10/19/2026	320,767	0.0
3,351,000 (2)	Sumitomo Mitsui Trust Bank Ltd., 1.050%, 09/12/2025	3,299,942	0.0
6,340,000	Toronto-Dominion Bank/The, 3.250%, 03/11/2024	6,824,189	0.1
1,354,000	Travelers Cos, Inc./The, 4.000%, 05/30/2047	1,544,878	0.0
4,600,000	Truist Bank, 2.250%, 03/11/2030	4,493,868	0.1
3,293,000	Truist Bank, 3.200%, 04/01/2024	3,531,360	0.0
3,244,000	Truist Financial Corp., 1.125%, 08/03/2027	3,115,451	0.0
4,450,000 (3)	Truist Financial Corp., 1.267%, 03/02/2027	4,399,041	0.1
3,609,000 (3)	Truist Financial Corp., 5.100%, 12/31/2199	3,943,915	0.0
500,000 (2)	Turkiye Vakiflar Bankasi TAO, 5.250%, 02/05/2025	472,350	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
3,500,000 (2)	Turkiye Vakiflar Bankasi TAO, 6.500%, 01/08/2026	$3,369,128	0.0
3,180,000	UBS AG, 5.125%, 05/15/2024	3,508,351	0.0
4,162,000 (2)(3)	UBS Group AG, 1.008%, 07/30/2024	4,188,596	0.0
3,853,000 (2)(3)	UBS Group AG, 1.364%, 01/30/2027	3,799,563	0.0
5,650,000 (2)(3)	UBS Group AG, 2.095%, 02/11/2032	5,349,132	0.1
7,779,000 (2)(3)	UBS Group AG, 2.859%, 08/15/2023	8,021,260	0.1
5,000,000	US Bank NA/Cincinnati OH, 2.050%, 01/21/2025	5,189,270	0.1
8,766,000 (2)	USAA Capital Corp., 2.125%, 05/01/2030	8,613,835	0.1
1,005,000	Ventas Realty L.P., 5.700%, 09/30/2043	1,245,894	0.0
5,928,000	VEREIT Operating Partnership L.P., 2.200%, 06/15/2028	5,824,859	0.1
9,500,000 (3)	Wells Fargo & Co., 1.654%, 06/02/2024	9,707,759	0.1
5,017,000 (3)	Wells Fargo & Co., 2.393%, 06/02/2028	5,144,831	0.1
9,435,000 (3)	Wells Fargo & Co., 2.406%, 10/30/2025	9,860,228	0.1
2,500,000 (3)	Wells Fargo & Co., 3.068%, 04/30/2041	2,456,781	0.0
6,670,000	Wells Fargo & Co., 3.750%, 01/24/2024	7,215,524	0.1
4,723,000	Wells Fargo & Co., 4.125%, 08/15/2023	5,112,364	0.1
1,556,000	Wells Fargo & Co., 4.750%, 12/07/2046	1,840,862	0.0
3,115,000 (3)	Wells Fargo & Co., 5.013%, 04/04/2051	4,001,554	0.0
4,455,000 (3)	Wells Fargo Bank NA, 2.082%, 09/09/2022	4,489,352	0.1
2,270,000	Westpac Banking Corp., 2.350%, 02/19/2025	2,378,116	0.0
4,347,000	Westpac Banking Corp., 2.963%, 11/16/2040	4,049,847	0.0
3,004,000	WP Carey, Inc., 2.400%, 02/01/2031	2,880,502	0.0
6,067,000	XLIT Ltd., 4.450%, 03/31/2025	6,770,232	0.1
2,000,000	XLIT Ltd., 5.250%, 12/15/2043	2,581,380	0.0
2,296,000	XLIT Ltd., 5.500%, 03/31/2045	2,932,727	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
750,000 (2)(3)	Yapi ve Kredi Bankasi AS, 7.875%, 01/22/2031	$732,844	0.0
		1,174,567,809	11.8
	Industrial: 2.6%
8,300,000	AECOM, 5.125%, 03/15/2027	9,052,187	0.1
4,943,000	Agilent Technologies, Inc., 2.300%, 03/12/2031	4,819,526	0.1
8,620,000 (2)	Airbus Finance BV, 2.700%, 04/17/2023	8,976,854	0.1
3,878,000 (2)	BAE Systems PLC, 3.400%, 04/15/2030	4,122,606	0.1
3,482,000 (2)	Berry Global, Inc., 0.950%, 02/15/2024	3,467,776	0.0
5,800,000 (2)	Berry Global, Inc., 5.625%, 07/15/2027	6,137,125	0.1
3,395,000	Boeing Co/The, 3.250%, 02/01/2028	3,514,801	0.0
1,709,000 (1)	Boeing Co/The, 3.625%, 02/01/2031	1,790,134	0.0
1,269,000	Boeing Co/The, 3.850%, 11/01/2048	1,228,636	0.0
3,324,000	Boeing Co/The, 4.875%, 05/01/2025	3,703,810	0.0
2,599,000	Boeing Co/The, 5.805%, 05/01/2050	3,279,614	0.0
9,445,000 (2)	Builders FirstSource, Inc., 5.000%, 03/01/2030	9,915,361	0.1
4,885,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	5,338,197	0.1
1,165,000	Burlington Northern Santa Fe LLC, 4.450%, 03/15/2043	1,377,184	0.0
2,728,000	Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	3,518,202	0.0
5,082,000	Carrier Global Corp., 2.722%, 02/15/2030	5,134,092	0.1
4,460,000 (2)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	4,691,362	0.1
5,287,000 (2)	CCL Industries, Inc., 3.050%, 06/01/2030	5,365,437	0.1
4,350,000 (2)	Cemex SAB de CV, 5.200%, 09/17/2030	4,712,159	0.1
2,715,000	CSX Corp., 4.650%, 03/01/2068	3,300,101	0.0
890,000	CSX Corp., 4.500%, 08/01/2054	1,052,125	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
1,550,000 (2)	ENA Master Trust, 4.000%, 05/19/2048	$1,575,187	0.0
1,428,000	FedEx Corp., 3.900%, 02/01/2035	1,560,262	0.0
4,000,000	FedEx Corp., 4.050%, 02/15/2048	4,366,450	0.1
2,096,000	FedEx Corp., 4.250%, 05/15/2030	2,387,945	0.0
2,647,000	FedEx Corp., 4.400%, 01/15/2047	3,008,610	0.0
2,926,604	FedEx Corp. 2020-1 Class AA Pass Through Trust, 1.875%, 08/20/2035	2,845,465	0.0
2,800,000	GATX Corp., 4.000%, 06/30/2030	3,089,536	0.0
5,327,000	General Dynamics Corp., 3.500%, 04/01/2027	5,883,268	0.1
3,906,000	General Dynamics Corp., 4.250%, 04/01/2040	4,607,102	0.1
2,518,000	General Electric Co., 3.625%, 05/01/2030	2,714,126	0.0
7,705,000 (2)	GFL Environmental, Inc., 3.500%, 09/01/2028	7,483,481	0.1
1,755,000 (2)	GFL Environmental, Inc., 3.750%, 08/01/2025	1,784,616	0.0
2,000,000 (2)	Klabin Austria GmbH, 3.200%, 01/12/2031	1,904,690	0.0
3,379,000	Norfolk Southern Corp., 3.650%, 08/01/2025	3,700,852	0.0
434,000	Northrop Grumman Corp., 2.930%, 01/15/2025	462,091	0.0
3,618,000 (2)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.200%, 11/15/2025	3,557,056	0.0
7,252,000	PerkinElmer, Inc., 3.300%, 09/15/2029	7,663,235	0.1
2,335,000	Raytheon Technologies Corp., 3.200%, 03/15/2024	2,496,466	0.0
3,686,000	Raytheon Technologies Corp., 3.500%, 03/15/2027	4,041,962	0.0
211,000	Raytheon Technologies Corp., 3.650%, 08/16/2023	225,924	0.0
538,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	624,083	0.0
8,741,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	10,446,003	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
534,000	Raytheon Technologies Corp., 5.400%, 05/01/2035	$676,514	0.0
3,147,000	Republic Services, Inc., 1.450%, 02/15/2031	2,879,644	0.0
2,591,000	Republic Services, Inc., 1.750%, 02/15/2032	2,405,724	0.0
2,498,000	Roper Technologies, Inc., 1.400%, 09/15/2027	2,415,679	0.0
6,902,000	Ryder System, Inc., 3.750%, 06/09/2023	7,358,209	0.1
3,300,000 (2)	Sealed Air Corp., 4.000%, 12/01/2027	3,386,625	0.0
10,190,000 (2)	Sensata Technologies, Inc., 3.750%, 02/15/2031	10,059,466	0.1
633,000 (1)(2)	Siemens Financieringsmaatschappij NV, 1.700%, 03/11/2028	622,022	0.0
3,775,000 (2)	Siemens Financieringsmaatschappij NV, 2.150%, 03/11/2031	3,686,872	0.0
9,748,000	Silgan Holdings, Inc., 4.125%, 02/01/2028	10,038,685	0.1
4,875,000 (2)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	4,625,156	0.1
7,120,000 (2)	Standard Industries, Inc./NJ, 4.375%, 07/15/2030	7,195,009	0.1
4,150,000 (2)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	4,227,377	0.1
5,735,000 (2)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	5,993,075	0.1
7,409,000	Teledyne Technologies, Inc., 1.600%, 04/01/2026	7,362,647	0.1
2,825,000	Teledyne Technologies, Inc., 2.250%, 04/01/2028	2,813,192	0.0
5,745,000 (2)	TTX Co., 3.600%, 01/15/2025	6,254,860	0.1
2,431,000	United Parcel Service, Inc., 2.800%, 11/15/2024	2,600,531	0.0
2,283,000	Waste Management, Inc., 1.500%, 03/15/2031	2,113,500	0.0
3,540,000	WRKCo, Inc., 3.000%, 06/15/2033	3,593,852	0.0
		261,234,338	2.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrials: 0.0%
506,000	Raytheon Technologies Corp., 6.125%, 07/15/2038	$687,269	0.0
	Technology: 1.9%
562,000	Analog Devices, Inc., 3.500%, 12/05/2026	615,578	0.0
4,971,000	Apple, Inc., 1.650%, 02/08/2031	4,744,094	0.1
799,000	Apple, Inc., 2.550%, 08/20/2060	689,120	0.0
2,605,000	Apple, Inc., 2.650%, 05/11/2050	2,373,165	0.0
8,535,000	Apple, Inc., 2.650%, 02/08/2051	7,814,757	0.1
9,863,000	Apple, Inc., 2.800%, 02/08/2061	8,878,356	0.1
7,492,000	Apple, Inc., 3.750%, 09/12/2047	8,315,036	0.1
9,223,000	Apple, Inc., 3.750%, 11/13/2047	10,135,571	0.1
963,000	Apple, Inc., 4.450%, 05/06/2044	1,171,539	0.0
6,265,000	CDW LLC / CDW Finance Corp., 3.250%, 02/15/2029	6,194,519	0.1
2,487,000	Citrix Systems, Inc., 1.250%, 03/01/2026	2,446,651	0.0
2,143,000 (2)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	2,539,198	0.0
2,465,000	Fidelity National Information Services, Inc., 2.250%, 03/01/2031	2,424,037	0.0
2,695,000	Fiserv, Inc., 2.750%, 07/01/2024	2,849,148	0.0
2,895,000	HP, Inc., 4.050%, 09/15/2022	3,039,092	0.0
2,139,000 (2)	Infor, Inc., 1.450%, 07/15/2023	2,166,770	0.0
1,975,000	Intel Corp., 3.100%, 02/15/2060	1,873,457	0.0
12,903,000	Intel Corp., 3.250%, 11/15/2049	13,000,573	0.1
2,590,000	Intel Corp., 4.950%, 03/25/2060	3,336,526	0.0
7,595,000	International Business Machines Corp., 3.300%, 05/15/2026	8,280,288	0.1
5,058,000	International Business Machines Corp., 3.500%, 05/15/2029	5,506,258	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
9,650,000 (2)	J2 Global, Inc., 4.625%, 10/15/2030	$9,764,594	0.1
5,223,000 (2)	Microchip Technology, Inc., 2.670%, 09/01/2023	5,442,579	0.1
6,701,000	Microsoft Corp., 2.400%, 08/08/2026	7,089,767	0.1
6,002,000	Microsoft Corp., 2.525%, 06/01/2050	5,476,231	0.1
9,677,000	Microsoft Corp., 2.921%, 03/17/2052	9,561,275	0.1
2,332,000	NetApp, Inc., 1.875%, 06/22/2025	2,382,301	0.0
1,820,000	NVIDIA Corp., 3.500%, 04/01/2040	1,961,778	0.0
1,855,000	NVIDIA Corp., 3.700%, 04/01/2060	2,003,989	0.0
4,533,000 (2)	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	5,297,391	0.1
2,761,000 (2)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	2,919,938	0.0
9,810,000 (2)	ON Semiconductor Corp., 3.875%, 09/01/2028	10,103,319	0.1
4,912,000	Oracle Corp., 3.650%, 03/25/2041	4,977,526	0.1
370,000	Oracle Corp., 3.850%, 07/15/2036	394,175	0.0
2,443,000	Oracle Corp., 3.950%, 03/25/2051	2,522,820	0.0
8,841,000	Oracle Corp., 4.000%, 11/15/2047	9,152,464	0.1
10,360,000 (2)	Seagate HDD Cayman, 3.375%, 07/15/2031	9,973,572	0.1
2,755,000 (2)	TSMC Global Ltd., 0.750%, 09/28/2025	2,692,674	0.0
2,915,000 (2)	TSMC Global Ltd., 1.000%, 09/28/2027	2,805,579	0.0
		192,915,705	1.9
	Utilities: 4.1%
1,059,000	AEP Texas, Inc., 3.450%, 01/15/2050	1,037,816	0.0
2,870,000 (2)	AES Corp./The, 1.375%, 01/15/2026	2,799,796	0.0
3,943,000 (2)	AES Corp./The, 3.950%, 07/15/2030	4,222,776	0.1
2,480,000	Alabama Power Co., 3.450%, 10/01/2049	2,537,808	0.0
10,755,000 (2)	Alliant Energy Finance LLC, 3.750%, 06/15/2023	11,465,203	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
3,136,000	American Electric Power Co., Inc., 3.250%, 03/01/2050	$2,925,095	0.0
7,500,000 (2)	American Transmission Systems, Inc., 5.000%, 09/01/2044	8,679,375	0.1
5,385,000 (2)	American Transmission Systems, Inc., 5.250%, 01/15/2022	5,554,737	0.1
2,812,000	Appalachian Power Co., 2.700%, 04/01/2031	2,810,610	0.0
2,011,000	Appalachian Power Co., 3.700%, 05/01/2050	2,042,228	0.0
2,595,000	Arizona Public Service Co., 4.200%, 08/15/2048	2,924,765	0.0
9,776,000	Avangrid, Inc., 3.200%, 04/15/2025	10,476,405	0.1
2,510,000 (1)	Baltimore Gas and Electric Co., 3.200%, 09/15/2049	2,446,244	0.0
3,953,000 (1)	Berkshire Hathaway Energy Co., 1.650%, 05/15/2031	3,679,989	0.1
3,615,000	Black Hills Corp., 2.500%, 06/15/2030	3,558,775	0.0
3,250,000	Black Hills Corp., 3.050%, 10/15/2029	3,358,402	0.0
1,720,000	Black Hills Corp., 4.250%, 11/30/2023	1,867,138	0.0
2,750,000	Black Hills Corp., 4.350%, 05/01/2033	3,070,748	0.0
1,432,000 (1)	CenterPoint Energy Houston Electric LLC, 2.900%, 07/01/2050	1,343,764	0.0
566,000	CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/2042	596,078	0.0
4,750,000 (2)	Centrais Eletricas Brasileiras SA, 3.625%, 02/04/2025	4,791,705	0.1
2,166,000 (2)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	2,217,523	0.0
3,430,000 (3)	CMS Energy Corp., 3.750%, 12/01/2050	3,399,987	0.0
5,860,000 (3)	CMS Energy Corp., 4.750%, 06/01/2050	6,343,450	0.1
2,519,000	Commonwealth Edison Co., 3.750%, 08/15/2047	2,719,275	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,864,000	Consolidated Edison Co. of New York, Inc., 4.000%, 11/15/2057	$1,957,115	0.0
2,591,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	3,065,967	0.0
831,000	Consolidated Edison Co. of New York, Inc., 5.300%, 03/01/2035	1,017,487	0.0
4,148,000	Consumers Energy Co., 2.500%, 05/01/2060	3,456,341	0.0
633,000	Delmarva Power & Light Co., 3.500%, 11/15/2023	678,510	0.0
4,865,000 (3)	Dominion Energy, Inc., 4.650%, 12/31/2199	5,134,034	0.1
1,476,000	DTE Electric Co., 1.900%, 04/01/2028	1,473,624	0.0
7,263,000	DTE Electric Co., 2.950%, 03/01/2050	6,909,233	0.1
1,476,000	DTE Electric Co., 3.250%, 04/01/2051	1,475,952	0.0
1,790,000	DTE Electric Co., 3.950%, 03/01/2049	2,005,973	0.0
1,210,000	DTE Electric Co., 4.050%, 05/15/2048	1,374,233	0.0
6,817,000	DTE Energy Co., 1.050%, 06/01/2025	6,733,561	0.1
1,472,000	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	1,483,543	0.0
1,539,000	Duke Energy Carolinas LLC, 2.950%, 12/01/2026	1,659,221	0.0
2,322,000	Duke Energy Carolinas LLC, 3.200%, 08/15/2049	2,281,297	0.0
1,472,000	Duke Energy Carolinas LLC, 3.450%, 04/15/2051	1,507,657	0.0
2,340,000	Duke Energy Carolinas LLC, 3.700%, 12/01/2047	2,489,940	0.0
2,185,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	2,418,178	0.0
2,155,000 (3)	Duke Energy Corp., 4.875%, 12/31/2199	2,282,145	0.0
3,383,000	Duke Energy Indiana LLC, 2.750%, 04/01/2050	3,045,512	0.0
3,500,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	3,460,406	0.0
1,200,000	Duke Energy Indiana LLC, 3.750%, 05/15/2046	1,258,511	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,890,000	Duke Energy Ohio, Inc., 2.125%, 06/01/2030	$1,840,840	0.0
2,588,000	Duke Energy Ohio, Inc., 3.700%, 06/15/2046	2,709,361	0.0
3,723,000	Duke Energy Progress LLC, 3.700%, 10/15/2046	3,931,193	0.1
4,000,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	4,503,803	0.1
3,677,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	4,170,394	0.1
2,390,000 (2)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	2,295,517	0.0
3,391,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	2,988,660	0.0
4,202,000	Entergy Corp., 0.900%, 09/15/2025	4,106,865	0.1
3,955,000	Entergy Corp., 2.400%, 06/15/2031	3,829,771	0.1
1,869,000	Entergy Corp., 2.800%, 06/15/2030	1,884,958	0.0
1,758,000	Entergy Louisiana LLC, 2.900%, 03/15/2051	1,616,592	0.0
6,480,000	Entergy Louisiana LLC, 4.050%, 09/01/2023	6,970,532	0.1
5,263,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	5,955,120	0.1
464,000	Entergy Mississippi LLC, 3.100%, 07/01/2023	487,098	0.0
2,421,000	Entergy Mississippi LLC, 3.500%, 06/01/2051	2,459,893	0.0
2,172,000	Entergy Texas, Inc., 4.000%, 03/30/2029	2,411,379	0.0
2,882,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	2,830,796	0.0
2,520,000	Evergy Metro, Inc., 2.250%, 06/01/2030	2,491,703	0.0
2,943,000	Eversource Energy, 0.800%, 08/15/2025	2,871,787	0.0
2,871,000 (1)	Eversource Energy, 3.450%, 01/15/2050	2,865,022	0.0
1,060,000	Exelon Corp., 4.050%, 04/15/2030	1,182,017	0.0
1,585,000	Exelon Corp., 4.700%, 04/15/2050	1,904,919	0.0
1,725,000	Fortis, Inc./Canada, 3.055%, 10/04/2026	1,838,447	0.0
3,055,000	Georgia Power Co., 2.200%, 09/15/2024	3,188,751	0.0
2,124,000	Georgia Power Co., 5.750%, 04/15/2023	2,318,165	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,444,000	Idaho Power Co., 4.200%, 03/01/2048	$1,641,156	0.0
6,060,000	Inkia Energy Ltd., 5.875%, 11/09/2027	6,379,180	0.1
2,870,000	Interstate Power and Light Co., 2.300%, 06/01/2030	2,836,647	0.0
4,400,000	Interstate Power and Light Co., 3.250%, 12/01/2024	4,753,627	0.1
3,462,000 (2)	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	3,785,353	0.1
3,199,000 (2)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	3,500,207	0.0
3,950,000 (2)	Kallpa Generacion SA, 4.125%, 08/16/2027	4,213,623	0.1
1,423,000	Kentucky Utilities Co., 3.300%, 06/01/2050	1,388,488	0.0
1,950,000 (2)	Metropolitan Edison Co., 3.500%, 03/15/2023	2,019,911	0.0
2,430,000 (1)	MidAmerican Energy Co., 3.150%, 04/15/2050	2,392,589	0.0
4,552,000	Mississippi Power Co., 4.250%, 03/15/2042	5,035,157	0.1
271,000	Mississippi Power Co., 4.750%, 10/15/2041	298,915	0.0
3,392,000 (2)	Narragansett Electric Co/The, 3.395%, 04/09/2030	3,614,713	0.1
5,417,000	National Rural Utilities Cooperative Finance Corp., 2.400%, 03/15/2030	5,382,196	0.1
2,880,000 (3)	National Rural Utilities Cooperative Finance Corp., 4.750%, 04/30/2043	2,957,635	0.0
5,049,000	NextEra Energy Capital Holdings, Inc., 3.150%, 04/01/2024	5,384,440	0.1
6,227,000	NiSource, Inc., 0.950%, 08/15/2025	6,112,444	0.1
6,788,000 (1)	NiSource, Inc., 3.600%, 05/01/2030	7,368,427	0.1
1,453,000	NiSource, Inc., 5.950%, 06/15/2041	1,890,781	0.0
1,310,000 (2)	NRG Energy, Inc., 3.375%, 02/15/2029	1,281,344	0.0
3,375,000 (1)(2)	NRG Energy, Inc., 3.625%, 02/15/2031	3,296,953	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
2,992,000 (2)	Oglethorpe Power Corp., 3.750%, 08/01/2050	$2,918,486	0.0
7,408,000	ONE Gas, Inc., 1.100%, 03/11/2024	7,411,221	0.1
1,861,000	Pacific Gas and Electric Co., 4.250%, 03/15/2046	1,788,135	0.0
4,188,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	4,088,496	0.1
2,484,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	2,459,738	0.0
1,138,000	PECO Energy Co., 4.150%, 10/01/2044	1,289,358	0.0
750,000 (2)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	866,134	0.0
2,675,000	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	3,103,000	0.0
4,500,000 (2)	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	5,220,000	0.1
2,035,000	Piedmont Natural Gas Co., Inc., 3.350%, 06/01/2050	1,983,742	0.0
4,226,000	PPL Capital Funding, Inc., 4.125%, 04/15/2030	4,756,829	0.1
1,200,000 (2)	Promigas SA ESP / Gases del Pacifico SAC, 3.750%, 10/16/2029	1,222,086	0.0
2,889,000	Public Service Enterprise Group, Inc., 0.800%, 08/15/2025	2,813,213	0.0
2,541,000	Public Service Enterprise Group, Inc., 1.600%, 08/15/2030	2,345,176	0.0
3,937,000	Sempra Energy, 3.800%, 02/01/2038	4,242,190	0.1
3,344,000 (3)	Sempra Energy, 4.875%, 12/31/2199	3,586,440	0.0
5,750,000	Sierra Pacific Power Co., 2.600%, 05/01/2026	6,072,478	0.1
5,098,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	5,157,225	0.1
435,000	Southern California Edison Co., 2.400%, 02/01/2022	440,812	0.0
1,570,000 (1)	Southern California Edison Co., 3.650%, 02/01/2050	1,555,842	0.0
813,000	Southern California Edison Co., 4.050%, 03/15/2042	846,177	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,444,000	Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	$1,602,045	0.0
1,680,000	Southern Co. Gas Capital Corp., 5.875%, 03/15/2041	2,225,545	0.0
4,975,000 (3)	Southern Co/The, 4.000%, 01/15/2051	5,262,306	0.1
4,444,000	Southwestern Electric Power Co., 1.650%, 03/15/2026	4,461,632	0.1
1,710,000	Tucson Electric Power Co., 4.850%, 12/01/2048	2,047,890	0.0
3,623,000	Tucson Electric Power Co., 1.500%, 08/01/2030	3,359,873	0.0
2,500,000	Union Electric Co., 3.250%, 10/01/2049	2,490,339	0.0
2,260,000	Union Electric Co., 3.900%, 09/15/2042	2,458,346	0.0
1,915,000	Virginia Electric and Power Co., 3.450%, 09/01/2022	1,981,639	0.0
5,165,000	Virginia Electric and Power Co., 3.800%, 09/15/2047	5,631,500	0.1
4,921,000	Washington Gas Light Co., 3.650%, 09/15/2049	5,211,757	0.1
4,673,000	WEC Energy Group, Inc., 1.375%, 10/15/2027	4,520,051	0.1
3,590,000	Wisconsin Public Service Corp., 3.671%, 12/01/2042	3,794,929	0.1
		412,440,131	4.1
	Total Corporate Bonds/Notes (Cost $3,834,556,751)	3,906,653,042	39.1
COLLATERALIZED MORTGAGE OBLIGATIONS: 16.9%
685,607 (2)(3)	Agate Bay Mortgage Trust 2014-2 B4, 3.886%, 09/25/2044	694,033	0.0
2,561,166	Alternative Loan Trust 2004-J7 MI, 1.129%, (US0001M + 1.020)%, 10/25/2034	2,510,189	0.0
2,377,813	Alternative Loan Trust 2005-10CB 1A1, 0.609%, (US0001M + 0.500)%, 05/25/2035	1,950,186	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,012,395	Alternative Loan Trust 2005-51 3A2A, 1.549%, (12MTA + 1.290)%, 11/20/2035	$1,900,770	0.0
584,507	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	533,740	0.0
738,219	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	715,598	0.0
1,415,976	Alternative Loan Trust 2005-J2 1A12, 0.509%, (US0001M + 0.400)%, 04/25/2035	1,185,565	0.0
701,187	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	475,527	0.0
150,295	Alternative Loan Trust 2006-18CB A10, 0.509%, (US0001M + 0.400)%, 07/25/2036	67,917	0.0
903,706	Alternative Loan Trust 2006-19CB A28, 0.709%, (US0001M + 0.600)%, 08/25/2036	498,364	0.0
783,068	Alternative Loan Trust 2006-HY11 A1, 0.349%, (US0001M + 0.120)%, 06/25/2036	786,357	0.0
1,005,912	Alternative Loan Trust 2007-23CB A3, 0.609%, (US0001M + 0.500)%, 09/25/2037	447,340	0.0
2,499,863	Alternative Loan Trust 2007-2CB 2A1, 0.709%, (US0001M + 0.600)%, 03/25/2037	1,280,557	0.0
998,009	Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/2037	666,398	0.0
961,577	Alternative Loan Trust 2007-8CB A3, 0.609%, (US0001M + 0.500)%, 05/25/2037	497,656	0.0
1,942,044	American Home Mortgage Assets Trust 2007-4 A4, 0.399%, (US0001M + 0.290)%, 08/25/2037	1,856,876	0.0
2,004,505 (2)(3)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	2,044,597	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
791,844	Banc of America Funding 2007-2 1A16 Trust, 0.709%, (US0001M + 0.600)%, 03/25/2037	$618,957	0.0
938,017 (5)	Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/2037	110,322	0.0
1,091,488 (3)	Bear Stearns ALT-A Trust 2005-4 23A1, 2.762%, 05/25/2035	1,114,903	0.0
1,457,356 (3)	Bear Stearns ALT-A Trust 2005-7 21A1, 2.986%, 09/25/2035	1,370,957	0.0
3,008,253	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 0.299%, (US0001M + 0.190)%, 01/25/2037	2,828,702	0.0
7,300,000 (2)	Bellemeade Re 2020-4 M2A Ltd., 2.709%, (US0001M + 2.600)%, 06/25/2030	7,307,042	0.1
1,869,017 (2)(3)	Chase Mortgage Finance Corp. 2019-1 B2, 3.945%, 03/25/2050	1,926,141	0.0
2,184,655 (2)(3)	Chase Mortgage Finance Corp. 2019-1 B3, 3.945%, 03/25/2050	2,268,882	0.0
1,389,229 (3)	CHL Mortgage Pass-Through Trust 2004-22 A3, 2.769%, 11/25/2034	1,406,069	0.0
551,608	CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	406,745	0.0
585,070 (2)(3)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	596,579	0.0
698,067 (2)(3)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	712,923	0.0
2,502,720 (2)(3)	CIM Trust 2019-J1 1A2, 3.500%, 08/25/2049	2,552,209	0.0
2,907,200 (2)(3)	CIM Trust 2019-J2 B2, 3.824%, 10/25/2049	2,930,952	0.0
969,067 (2)(3)	CIM Trust 2019-J2 B3, 3.824%, 10/25/2049	971,321	0.0
2,600,000 (2)(3)	CIM Trust 2019-R5 M2, 3.250%, 09/25/2059	2,682,984	0.0
3,242,207 (2)(3)	CIM Trust 2020-J1 B3, 3.476%, 07/25/2050	3,100,558	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,308,243 (2)(3)	CIM Trust 2020-J2 A19, 2.500%, 01/25/2051	$3,336,724	0.1
1,069,693	Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	1,078,455	0.0
1,083,970 (3)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 3.132%, 11/25/2036	1,006,096	0.0
461,108 (3)	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.313%, 09/25/2037	456,501	0.0
1,367,201 (2)(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,443,894	0.0
1,060,067 (2)(3)	COLT 2019-4 A3 Mortgage Loan Trust, 2.988%, 11/25/2049	1,067,447	0.0
7,550,000 (2)	Connecticut Avenue Securities Trust 2020-R02 2M2, 2.109%, (US0001M + 2.000)%, 01/25/2040	7,561,124	0.1
496,529	Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.609%, (US0001M + 0.500)%, 11/25/2035	277,404	0.0
4,448,606	Countrywide Asset-Backed Certificates 2005-IM1 M1, 0.829%, (US0001M + 0.720)%, 11/25/2035	4,397,176	0.1
1,341,751 (2)	CSMC Series 2008-2R 1A1, 6.000%, 07/25/2037	1,284,942	0.0
1,248,674 (2)(3)	CSMC Trust 2015-2 B3, 3.908%, 02/25/2045	1,298,020	0.0
1,800,000 (2)(3)	Deephaven Residential Mortgage Trust 2019-2A M1, 3.921%, 04/25/2059	1,822,331	0.0
1,000,000 (2)(3)	Deephaven Residential Mortgage Trust 2019-4 M1, 3.484%, 10/25/2059	1,030,898	0.0
3,000,000 (2)(3)	Deephaven Residential Mortgage Trust 2020-1 M1, 3.010%, 01/25/2060	3,085,354	0.0
74,486,572 (3)(5)	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 0.744%, 04/25/2037	3,234,378	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
800,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 3.759%, (US0001M + 3.650)%, 02/25/2040	$806,854	0.0
3,508,392 (5)	Fannie Mae 2008-12 SC, 6.241%, (-1.000*US0001M + 6.350)%, 03/25/2038	714,401	0.0
8,742,696	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	10,159,503	0.1
782,650	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	829,498	0.0
5,919,751	Fannie Mae 2012-66 EP, 4.000%, 06/25/2042	6,724,715	0.1
2,499,812	Fannie Mae 2013-116 UB, 4.000%, 11/25/2043	2,664,451	0.0
3,075,877	Fannie Mae 2013-20 DL, 4.000%, 03/25/2033	3,451,716	0.1
22,441,724 (5)	Fannie Mae 2016-82 SD, 5.941%, (-1.000*US0001M + 6.050)%, 11/25/2046	4,537,847	0.1
3,157,632	Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	3,298,096	0.1
13,511,838 (5)	Fannie Mae 2018-86 US, 6.481%, (-1.000*US0001M + 6.590)%, 09/25/2040	3,064,198	0.0
4,381,075	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.109%, (US0001M + 4.000)%, 05/25/2025	4,451,828	0.1
79,026	Fannie Mae Connecticut Avenue Securities 2015-C02 2M2, 4.109%, (US0001M + 4.000)%, 05/25/2025	80,242	0.0
7,167,477	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 5.659%, (US0001M + 5.550)%, 04/25/2028	7,588,600	0.1
2,017,556	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 4.409%, (US0001M + 4.300)%, 02/25/2025	2,049,359	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
385,611	Fannie Mae Connecticut Avenue Securities 2016-C01 2M2, 7.059%, (US0001M + 6.950)%, 08/25/2028	$412,459	0.0
2,493,161	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 3.659%, (US0001M + 3.550)%, 07/25/2029	2,577,872	0.0
12,261,978	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 3.759%, (US0001M + 3.650)%, 09/25/2029	12,640,871	0.1
4,654,057	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.109%, (US0001M + 3.000)%, 10/25/2029	4,777,046	0.1
9,327,937	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 2.959%, (US0001M + 2.850)%, 11/25/2029	9,482,522	0.1
8,329,766	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 2.759%, (US0001M + 2.650)%, 02/25/2030	8,433,585	0.1
5,790,427	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 2.609%, (US0001M + 2.500)%, 05/25/2030	5,845,030	0.1
7,817,944	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 2.909%, (US0001M + 2.800)%, 02/25/2030	7,895,885	0.1
9,200,425	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.109%, (US0001M + 2.000)%, 03/25/2031	9,195,797	0.1
8,831,254	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 2.209%, (US0001M + 2.100)%, 03/25/2031	8,832,513	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,642,125 (2)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.409%, (US0001M + 2.300)%, 08/25/2031	$2,655,271	0.0
9,178,078 (2)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 2.559%, (US0001M + 2.450)%, 07/25/2031	9,230,403	0.1
1,000,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2019-R05 1B1, 4.209%, (US0001M + 4.100)%, 07/25/2039	1,006,462	0.0
3,300,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.159%, (US0001M + 2.050)%, 01/25/2040	3,309,951	0.1
500,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 2M2, 3.759%, (US0001M + 3.650)%, 02/25/2040	505,936	0.0
5,583,966	Fannie Mae Connecticut Avenue Securities, 5.809%, (US0001M + 5.700)%, 04/25/2028	5,948,490	0.1
10,515	Fannie Mae Grantor Trust 1998-T2 A6, 0.661%, (US0001M + 0.550)%, 01/25/2032	10,660	0.0
4,068 (5)	Fannie Mae Interest Strip Series 104 2, 9.500%, 10/25/2021	52	0.0
227,308 (5)	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/2043	22,427	0.0
948,508 (5)	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/2028	55,837	0.0
114,973	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	129,185	0.0
79,424 (5)	Fannie Mae REMIC Trust 1999-6 SE, 7.578%, (-1.000*US0001M + 7.685)%, 02/17/2029	4,862	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
964,844	Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/2033	$1,114,490	0.0
344,783	Fannie Mae REMIC Trust 2003-45 FJ, 1.615%, (US0001M + 1.500)%, 06/25/2033	361,999	0.0
1,226,676 (5)	Fannie Mae REMIC Trust 2003-66 SA, 7.541%, (-1.000*US0001M + 7.650)%, 07/25/2033	297,835	0.0
233,271 (5)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	48,823	0.0
582,691	Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/2033	666,679	0.0
914,282	Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/2034	1,041,673	0.0
19,137	Fannie Mae REMIC Trust 2004-56 FE, 0.559%, (US0001M + 0.450)%, 10/25/2033	19,264	0.0
475,788	Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/2034	535,094	0.0
917,562	Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/2034	1,026,244	0.0
2,478,758	Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/2035	2,809,531	0.0
121,798	Fannie Mae REMIC Trust 2006-104 ES, 32.907%, (-5.000*US0001M + 33.450)%, 11/25/2036	232,442	0.0
2,095,028 (5)	Fannie Mae REMIC Trust 2006-12 SD, 6.641%, (-1.000*US0001M + 6.750)%, 10/25/2035	366,861	0.0
718,347 (5)	Fannie Mae REMIC Trust 2006-123 UI, 6.631%, (-1.000*US0001M + 6.740)%, 01/25/2037	161,972	0.0
154,457 (5)	Fannie Mae REMIC Trust 2006-72 HS, 6.591%, (-1.000*US0001M + 6.700)%, 08/25/2026	18,625	0.0
21,380	Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/2037	24,812	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,780,920 (5)	Fannie Mae REMIC Trust 2007-91 AS, 6.291%, (-1.000*US0001M + 6.400)%, 10/25/2037	$855,023	0.0
1,531,362	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	1,717,008	0.0
7,463,834 (3)	Fannie Mae REMIC Trust 2009-50 HZ, 5.541%, 02/25/2049	8,456,718	0.1
1,803,575 (5)	Fannie Mae REMIC Trust 2009-90 TS, 6.041%, (-1.000*US0001M + 6.150)%, 11/25/2039	312,017	0.0
1,555,347 (5)	Fannie Mae REMIC Trust 2010-118 GS, 5.841%, (-1.000*US0001M + 5.950)%, 10/25/2039	88,629	0.0
4,206,743 (5)	Fannie Mae REMIC Trust 2010-123 SL, 5.961%, (-1.000*US0001M + 6.070)%, 11/25/2040	728,438	0.0
5,203,226 (5)	Fannie Mae REMIC Trust 2010-41 SB, 6.291%, (-1.000*US0001M + 6.400)%, 05/25/2040	1,019,737	0.0
1,416,183 (5)	Fannie Mae REMIC Trust 2010-43 VS, 6.341%, (-1.000*US0001M + 6.450)%, 05/25/2040	297,222	0.0
9,749,381	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	10,997,826	0.1
1,291,421 (5)	Fannie Mae REMIC Trust 2011-102 SA, 6.491%, (-1.000*US0001M + 6.600)%, 10/25/2041	229,847	0.0
2,610,158	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	2,746,724	0.0
2,390,482 (5)	Fannie Mae REMIC Trust 2011-93 GS, 6.441%, (-1.000*US0001M + 6.550)%, 04/25/2039	561,097	0.0
34,942 (5)	Fannie Mae REMIC Trust 2012-103 IT, 4.000%, 04/25/2041	15	0.0
5,352,663 (5)	Fannie Mae REMIC Trust 2012-122 SB, 6.041%, (-1.000*US0001M + 6.150)%, 11/25/2042	1,091,613	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,761,529 (5)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/2042	$215,203	0.0
5,919,971 (5)	Fannie Mae REMIC Trust 2012-133 AS, 6.091%, (-1.000*US0001M + 6.200)%, 10/25/2042	1,043,976	0.0
882,167 (5)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/2042	82,233	0.0
2,716,990 (5)	Fannie Mae REMIC Trust 2012-15 SP, 6.511%, (-1.000*US0001M + 6.620)%, 06/25/2040	189,867	0.0
1,852,333 (5)	Fannie Mae REMIC Trust 2012-24 HS, 6.441%, (-1.000*US0001M + 6.550)%, 09/25/2040	219,465	0.0
3,232,745 (5)	Fannie Mae REMIC Trust 2012-30 QS, 6.491%, (-1.000*US0001M + 6.600)%, 04/25/2031	288,939	0.0
1,079,134 (5)	Fannie Mae REMIC Trust 2012-68 YS, 6.591%, (-1.000*US0001M + 6.700)%, 07/25/2042	180,190	0.0
1,935,129 (5)	Fannie Mae REMIC Trust 2013-26 JS, 6.091%, (-1.000*US0001M + 6.200)%, 10/25/2032	293,897	0.0
6,982,990 (5)	Fannie Mae REMIC Trust 2013-60 DS, 6.091%, (-1.000*US0001M + 6.200)%, 06/25/2033	1,253,165	0.0
6,459,386 (5)	Fannie Mae REMIC Trust 2013-9 SM, 6.141%, (-1.000*US0001M + 6.250)%, 02/25/2033	1,115,584	0.0
3,100,201 (5)	Fannie Mae REMIC Trust 2014-17 DS, 6.091%, (-1.000*US0001M + 6.200)%, 02/25/2043	347,029	0.0
1,970,268 (5)	Fannie Mae REMIC Trust 2014-28 BS, 6.091%, (-1.000*US0001M + 6.200)%, 08/25/2043	294,947	0.0
3,019,000	Fannie Mae REMIC Trust 2015-17 MK, 2.500%, 12/25/2041	3,064,356	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
43,056,906 (5)	Fannie Mae REMIC Trust 2015-79 SA, 6.141%, (-1.000*US0001M + 6.250)%, 11/25/2045	$8,484,906	0.1
17,264,424 (5)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	3,931,755	0.1
29,862,211 (5)	Fannie Mae REMICS 16-60 SB, 5.991%, (-1.000*US0001M + 6.100)%, 09/25/2046	5,953,760	0.1
114,201 (5)	Fannie Mae REMICS 1997-18 SG, 7.993%, (-1.000*US0001M + 8.100)%, 03/17/2027	12,425	0.0
59,883 (5)	Fannie Mae REMICS 1997-91 FC, 0.000%, (US0001M + (8.500))%, 11/25/2023	19	0.0
133 (5)	Fannie Mae REMICS 1999-57 SC, 9.643%, (-1.000*US0001M + 9.750)%, 11/17/2029	4	0.0
265,519 (5)	Fannie Mae REMICS 2001-72 SC, 1.000%, (-1.000*US0001M + 8.500)%, 12/25/2031	9,585	0.0
70,284 (5)	Fannie Mae REMICS 2001-8 SK, 8.642%, (-1.000*US0001M + 8.750)%, 03/18/2031	8,954	0.0
538,605 (5)	Fannie Mae REMICS 2003-49 SW, 6.891%, (-1.000*US0001M + 7.000)%, 01/25/2033	107,977	0.0
4,588,955 (5)	Fannie Mae REMICS 2004-54 SN, 6.941%, (-1.000*US0001M + 7.050)%, 07/25/2034	974,818	0.0
9,117,415 (5)	Fannie Mae REMICS 2005-75 ES, 5.941%, (-1.000*US0001M + 6.050)%, 09/25/2035	1,725,378	0.0
1,083,894 (5)	Fannie Mae REMICS 2005-75 SP, 6.641%, (-1.000*US0001M + 6.750)%, 08/25/2035	187,116	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,407,633 (5)	Fannie Mae REMICS 2006-56 SM, 6.641%, (-1.000*US0001M + 6.750)%, 07/25/2036	$460,152	0.0
456,431 (5)	Fannie Mae REMICS 2007-21 SB, 6.291%, (-1.000*US0001M + 6.400)%, 03/25/2037	49,928	0.0
1,319,429 (5)	Fannie Mae REMICS 2007-52 NS, 6.341%, (-1.000*US0001M + 6.450)%, 06/25/2037	249,138	0.0
1,369,621 (5)	Fannie Mae REMICS 2007-85 SM, 6.351%, (-1.000*US0001M + 6.460)%, 09/25/2037	273,502	0.0
519,192	Fannie Mae REMICS 2008-16 Z, 5.500%, 03/25/2038	588,805	0.0
8,191,038 (5)	Fannie Mae REMICS 2009-66 SP, 5.991%, (-1.000*US0001M + 6.100)%, 09/25/2039	1,356,767	0.0
4,834,408 (5)	Fannie Mae REMICS 2010-1 S, 6.141%, (-1.000*US0001M + 6.250)%, 02/25/2040	984,399	0.0
7,422,492 (5)	Fannie Mae REMICS 2010-150 SJ, 6.371%, (-1.000*US0001M + 6.480)%, 01/25/2041	1,699,041	0.0
1,275,236 (5)	Fannie Mae REMICS 2010-35 CS, 6.341%, (-1.000*US0001M + 6.450)%, 04/25/2050	211,202	0.0
1,455,859	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	1,640,051	0.0
6,166,562	Fannie Mae REMICS 2011-101 DB, 4.000%, 10/25/2041	6,874,745	0.1
694,861	Fannie Mae REMICS 2011-116 ZA, 3.500%, 11/25/2041	751,698	0.0
115,440	Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	122,085	0.0
5,712,141	Fannie Mae REMICS 2011-136 PZ, 4.000%, 01/25/2042	6,337,743	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,597,677 (5)	Fannie Mae REMICS 2011-47 GS, 5.821%, (-1.000*US0001M + 5.930)%, 06/25/2041	$1,704,601	0.0
2,420,657	Fannie Mae REMICS 2011-8 ZA, 4.000%, 02/25/2041	2,555,307	0.0
6,530,310	Fannie Mae REMICS 2011-87 GB, 4.500%, 09/25/2041	7,664,401	0.1
2,953,061 (5)	Fannie Mae REMICS 2012-111 SL, 5.991%, (-1.000*US0001M + 6.100)%, 05/25/2041	534,143	0.0
6,110,411	Fannie Mae REMICS 2012-111 ZK, 3.500%, 10/25/2042	6,583,639	0.1
7,254,271 (5)	Fannie Mae REMICS 2012-120 WI, 3.000%, 11/25/2027	468,326	0.0
2,495,868	Fannie Mae REMICS 2012-134 KV, 3.000%, 07/25/2031	2,552,749	0.0
9,346,562	Fannie Mae REMICS 2012-17 QZ, 4.000%, 03/25/2042	10,207,191	0.1
5,815,272	Fannie Mae REMICS 2012-2 HE, 4.000%, 02/25/2042	6,434,154	0.1
1,484,550	Fannie Mae REMICS 2012-30 AB, 4.000%, 04/25/2042	1,645,881	0.0
2,160,631	Fannie Mae REMICS 2012-33 BW, 4.000%, 04/25/2042	2,306,101	0.0
552,890	Fannie Mae REMICS 2012-44 KW, 3.500%, 05/25/2032	586,001	0.0
3,390,050	Fannie Mae REMICS 2012-55 PC, 3.500%, 05/25/2042	3,671,157	0.1
500,000	Fannie Mae REMICS 2012-80 MY, 3.250%, 08/25/2042	534,339	0.0
9,956,619	Fannie Mae REMICS 2012-94 LZ, 3.500%, 09/25/2042	10,715,344	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,700,000	Fannie Mae REMICS 2013-111 BA, 3.000%, 11/25/2033	$2,925,175	0.0
1,403,000	Fannie Mae REMICS 2013-13 BE, 4.000%, 03/25/2043	1,667,670	0.0
724,296	Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	747,173	0.0
7,302,758 (5)	Fannie Mae REMICS 2013-40 LS, 6.041%, (-1.000*US0001M + 6.150)%, 05/25/2043	1,447,017	0.0
8,180,728 (5)	Fannie Mae REMICS 2013-70 BI, 3.000%, 07/25/2033	872,670	0.0
10,092,256 (5)	Fannie Mae REMICS 2014-15 SB, 6.541%, (-1.000*US0001M + 6.650)%, 04/25/2044	2,322,422	0.0
3,499,042 (5)	Fannie Mae REMICS 2014-20 HI, 4.000%, 01/25/2040	57,237	0.0
970,000	Fannie Mae REMICS 2014-61 PY, 3.500%, 10/25/2044	1,043,430	0.0
17,116,405	Fannie Mae REMICS 2015-20 EZ, 3.500%, 04/25/2045	18,307,659	0.2
7,290,435 (5)	Fannie Mae REMICS 2015-56 IC, 6.000%, 08/25/2045	1,471,535	0.0
2,000,000	Fannie Mae REMICS 2015-67 AV, 3.500%, 01/25/2036	2,199,997	0.0
5,000,000	Fannie Mae REMICS 2015-67 QV, 3.000%, 12/25/2040	5,234,937	0.1
3,045,509 (5)	Fannie Mae REMICS 2015-76 PI, 6.000%, 09/25/2045	539,070	0.0
23,997,332 (5)	Fannie Mae REMICS 2015-86 BS, 5.591%, (-1.000*US0001M + 5.700)%, 11/25/2045	4,001,982	0.1
38,968,516 (5)	Fannie Mae REMICS 2015-88 IO, 6.500%, 12/25/2045	10,120,506	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,643,922 (5)	Fannie Mae REMICS 2016-104 BI, 6.000%, 01/25/2047	$1,215,387	0.0
7,897,331 (5)	Fannie Mae REMICS 2016-52 MI, 4.000%, 12/25/2045	1,252,599	0.0
25,458,546 (5)	Fannie Mae REMICS 2016-81 CS, 5.991%, (-1.000*US0001M + 6.100)%, 11/25/2046	4,609,787	0.1
625,752	Fannie Mae REMICS 2016-9 D, 3.000%, 03/25/2046	666,416	0.0
18,528,793 (5)	Fannie Mae REMICS 2017-10 SA, 5.991%, (-1.000*US0001M + 6.100)%, 03/25/2047	3,356,029	0.1
5,488,716	Fannie Mae REMICS 2017-41 MZ, 4.000%, 06/25/2057	6,367,564	0.1
7,858,444	Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	8,340,892	0.1
41,356,538 (5)	Fannie Mae REMICS 2018-15 SC, 6.191%, (-1.000*US0001M + 6.300)%, 03/25/2048	8,268,334	0.1
2,576,648	Fannie Mae REMICS 2018-38 LA, 3.000%, 06/25/2048	2,693,657	0.0
20,694,393	Fannie Mae REMICS 2018-73 AB, 3.000%, 10/25/2048	22,057,404	0.2
2,859,634	Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	3,032,380	0.0
52,912,288 (5)	Fannie Mae REMICS 2018-82 SA, 6.091%, (-1.000*US0001M + 6.200)%, 11/25/2048	10,518,042	0.1
12,201,976 (5)	Fannie Mae REMICS 2018-86 AS, 6.091%, (-1.000*US0001M + 6.200)%, 12/25/2048	2,241,442	0.0
52,488,820 (5)	Fannie Mae REMICS 2018-86 SM, 6.091%, (-1.000*US0001M + 6.200)%, 12/25/2048	10,075,051	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
46,482,526 (5)	Fannie Mae REMICS 2018-91 SB, 5.991%, (-1.000*US0001M + 6.100)%, 12/25/2058	$9,656,703	0.1
15,356,993 (5)	Fannie Mae REMICS 2019-21 AI, 5.000%, 05/25/2059	3,638,035	0.1
15,839,663 (5)	Fannie Mae REMICS 2019-30 SB, 5.991%, (-1.000*US0001M + 6.100)%, 07/25/2049	2,976,496	0.0
14,116,178 (5)	Fannie Mae REMICS 2019-39 SA, 5.991%, (-1.000*US0001M + 6.100)%, 08/25/2049	2,703,506	0.0
85,259,628 (5)	Fannie Mae REMICS 2019-41 S, 5.891%, (-1.000*US0001M + 6.000)%, 08/25/2059	15,719,335	0.2
9,565,045 (5)	Fannie Mae REMICS 2019-47 SB, 5.991%, (-1.000*US0001M + 6.100)%, 05/25/2040	1,826,884	0.0
35,608,138 (5)	Fannie Mae REMICS 2020-35 IO, 5.000%, 06/25/2050	6,360,945	0.1
27,386,561 (5)	Fannie Mae REMICS 2020-44 DI, 2.500%, 07/25/2050	3,828,556	0.1
19,305,815 (5)	Fannie Mae REMICS 2020-44 EI, 3.500%, 09/25/2042	2,753,440	0.0
152,911,938 (5)	Fannie Mae REMICS 2021-10 AI, 3.000%, 03/25/2041	15,325,660	0.2
54,000,000 (5)	Fannie Mae REMICS 2021-22 BI, 4.000%, 04/25/2051	8,893,314	0.1
49,325,831 (5)	Fannie Mae REMICS 2021-8 TI, 4.000%, 03/25/2051	8,120,783	0.1
3,553	Fannie Mae REMICS G93-35 ZQ, 6.500%, 11/25/2023	3,735	0.0
2,895,294	Fannie Mae REMICS Trust 2010-53 JZ, 5.000%, 07/25/2040	3,066,087	0.0
27,769,100 (5)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	2,780,167	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,512,550 (5)	Fannie Mae Series 2013-72 YS, 6.041%, (-1.000*US0001M + 6.150)%, 07/25/2033	$270,510	0.0
118,500 (5)	FHLMC-GNMA 20 S, 8.791%, (-1.000*US0001M + 8.900)%, 10/25/2023	9,558	0.0
616,344	First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A11, 6.000%, 02/25/2037	393,300	0.0
1,781,006 (2)(3)	First Republic Mortgage Trust 2020-1 B1, 2.885%, 04/25/2050	1,744,054	0.0
1,090,554 (2)(3)	First Republic Mortgage Trust 2020-1 B2, 2.885%, 04/25/2050	1,018,026	0.0
1,862,151 (2)(3)	Flagstar Mortgage Trust 2018-1 B1, 4.003%, 03/25/2048	1,938,306	0.0
2,183,372 (2)(3)	Flagstar Mortgage Trust 2018-1 B2, 4.003%, 03/25/2048	2,279,454	0.0
2,428,245 (2)(3)	Flagstar Mortgage Trust 2018-1 B3, 4.003%, 03/25/2048	2,509,747	0.0
1,244,839 (2)(3)	Flagstar Mortgage Trust 2018-2 B2, 4.064%, 04/25/2048	1,305,009	0.0
1,915,742 (2)(3)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	1,957,810	0.0
3,809,806 (2)(3)	Flagstar Mortgage Trust 2018-3INV B2, 4.496%, 05/25/2048	4,071,650	0.1
943,465 (2)(3)	Flagstar Mortgage Trust 2018-4 B3, 4.281%, 07/25/2048	979,324	0.0
1,784,172 (2)(3)	Flagstar Mortgage Trust 2018-5 B3, 4.539%, 09/25/2048	1,801,899	0.0
2,978,689 (2)(3)	Flagstar Mortgage Trust 2018-6RR B3, 4.985%, 10/25/2048	3,178,022	0.1
1,483,412 (2)(3)	Flagstar Mortgage Trust 2019-2 B1, 4.125%, 12/25/2049	1,559,509	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,438,607 (2)(3)	Flagstar Mortgage Trust 2019-2 B2, 4.125%, 12/25/2049	$1,501,531	0.0
2,015,140 (2)(3)	Flagstar Mortgage Trust 2020-1NV B1A, 4.319%, 03/25/2050	2,132,575	0.0
2,439,173 (2)(3)	Flagstar Mortgage Trust 2020-1NV B2A, 4.319%, 03/25/2050	2,552,497	0.0
2,037,252 (2)(3)	Flagstar Mortgage Trust 2020-2 A4, 3.000%, 12/25/2049	2,033,180	0.0
18,570,917	Freddie Mac 326 350, 3.500%, 03/15/2044	19,507,101	0.2
8,600,097 (5)	Freddie Mac 3510 AS, 6.304%, (-1.000*US0001M + 6.410)%, 04/15/2037	1,865,541	0.0
5,785,559 (5)	Freddie Mac 4191 SA, 6.094%, (-1.000*US0001M + 6.200)%, 03/15/2043	977,075	0.0
4,443,872	Freddie Mac 4316 XZ, 4.500%, 03/15/2044	5,188,940	0.1
1,730,023	Freddie Mac 4800 KG, 3.500%, 11/15/2045	1,758,596	0.0
656,873	Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/2036	774,772	0.0
309,614	Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/2036	356,893	0.0
91,337	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	103,510	0.0
79,468	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	89,404	0.0
546,665	Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/2029	628,176	0.0
58,480	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	60,049	0.0
239,187	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	275,506	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
84,402 (5)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	$17,324	0.0
604,722	Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/2034	687,115	0.0
109,483	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	128,393	0.0
23,358 (5)	Freddie Mac REMIC Trust 2866 GS, 6.494%, (-1.000*US0001M + 6.600)%, 09/15/2034	59	0.0
66,713 (5)	Freddie Mac REMIC Trust 2883 SD, 6.594%, (-1.000*US0001M + 6.700)%, 10/15/2034	939	0.0
180,458	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	204,970	0.0
249,642	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	283,817	0.0
5,470,894 (5)	Freddie Mac REMIC Trust 3045 DI, 6.624%, (-1.000*US0001M + 6.730)%, 10/15/2035	1,116,670	0.0
951,470	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	1,091,613	0.0
1,040,524 (5)	Freddie Mac REMIC Trust 3171 PS, 6.379%, (-1.000*US0001M + 6.485)%, 06/15/2036	174,517	0.0
5,513,549 (5)	Freddie Mac REMIC Trust 3199 S, 6.344%, (-1.000*US0001M + 6.450)%, 08/15/2036	1,190,844	0.0
453,263	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	526,445	0.0
168,631	Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/2037	194,667	0.0
246,379 (3)(5)	Freddie Mac REMIC Trust 3524 LA, 5.359%, 03/15/2033	274,526	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
25,418	Freddie Mac REMIC Trust 3556 NT, 3.206%, (US0001M + 3.100)%, 03/15/2038	$25,868	0.0
5,139,897	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	5,949,678	0.1
460,769	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	536,850	0.0
341,645	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	387,917	0.0
402,389	Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/2039	411,707	0.0
1,233,014 (5)	Freddie Mac REMIC Trust 3856 KS, 6.444%, (-1.000*US0001M + 6.550)%, 05/15/2041	223,615	0.0
736,630 (5)	Freddie Mac REMIC Trust 3925 SD, 5.944%, (-1.000*US0001M + 6.050)%, 07/15/2040	75,514	0.0
4,395,099 (5)	Freddie Mac REMIC Trust 3925 SL, 5.944%, (-1.000*US0001M + 6.050)%, 01/15/2041	431,216	0.0
244,058	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	272,885	0.0
713,875 (5)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 2/15/2040	26,801	0.0
1,241,633 (5)	Freddie Mac REMIC Trust 4088 CS, 5.894%, (-1.000*US0001M + 6.000)%, 08/15/2042	231,444	0.0
6,150,559 (5)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/2033	644,870	0.0
2,898,956 (5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	427,793	0.0
3,163,024	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	3,397,016	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,400,555	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	$1,555,513	0.0
1,348,821 (5)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/2043	159,319	0.0
5,176,731	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	5,788,923	0.1
6,948,753	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	7,780,795	0.1
1,916,000	Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/2040	1,969,842	0.0
4,592,214 (5)	Freddie Mac REMIC Trust 4386 LS, 5.994%, (-1.000*US0001M + 6.100)%, 09/15/2044	778,233	0.0
35,153 (5)	Freddie Mac REMICS 2074 S, 8.593%, (-1.000*US0001M + 8.700)%, 07/17/2028	2,499	0.0
23,538 (5)	Freddie Mac REMICS 2232 SA, 8.493%, (-1.000*US0001M + 8.600)%, 05/17/2030	1,501	0.0
15,795 (5)	Freddie Mac REMICS 2301 SP, 9.144%, (-1.000*US0001M + 9.250)%, 04/15/2031	2,039	0.0
973,890 (5)	Freddie Mac REMICS 2953 LS, 6.594%, (-1.000*US0001M + 6.700)%, 12/15/2034	47,922	0.0
1,189,616 (5)	Freddie Mac REMICS 2993 GS, 6.044%, (-1.000*US0001M + 6.150)%, 06/15/2025	89,176	0.0
846,730 (5)	Freddie Mac REMICS 3006 SI, 6.634%, (-1.000*US0001M + 6.740)%, 07/15/2035	153,505	0.0
808,680 (5)	Freddie Mac REMICS 3006 YI, 6.634%, (-1.000*US0001M + 6.740)%, 07/15/2035	178,433	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,343,805 (5)	Freddie Mac REMICS 3213 JS, 7.094%, (-1.000*US0001M + 7.200)%, 09/15/2036	$1,323,982	0.0
10,792,377 (5)	Freddie Mac REMICS 3346 SC, 6.444%, (-1.000*US0001M + 6.550)%, 10/15/2033	2,108,667	0.0
1,192,544 (5)	Freddie Mac REMICS 3375 QI, 0.600%, (-10.000*US0001M + 64.600)%, 10/15/2037	30,147	0.0
8,198,975 (5)	Freddie Mac REMICS 3629 CS, 6.244%, (-1.000*US0001M + 6.350)%, 01/15/2040	1,836,683	0.0
3,723,677	Freddie Mac REMICS 3736 ZP, 4.000%, 10/15/2040	4,023,020	0.1
2,991,774	Freddie Mac REMICS 3740 KE, 4.000%, 10/15/2040	3,231,992	0.1
22,268,823	Freddie Mac REMICS 3753 KZ, 4.500%, 11/15/2040	24,832,281	0.3
6,061,653	Freddie Mac REMICS 3775 GZ, 4.500%, 12/15/2040	6,344,739	0.1
1,900,000	Freddie Mac REMICS 3820 NC, 4.500%, 03/15/2041	2,158,615	0.0
745,404	Freddie Mac REMICS 3843 JZ, 5.100%, 04/15/2041	896,810	0.0
500,000	Freddie Mac REMICS 3848 WX, 5.000%, 04/15/2041	572,019	0.0
2,650,000	Freddie Mac REMICS 3890 ME, 5.000%, 07/15/2041	3,123,626	0.1
3,567,232	Freddie Mac REMICS 3893 PU, 4.000%, 07/15/2041	3,855,544	0.1
6,828,980	Freddie Mac REMICS 3919 BY, 4.000%, 09/15/2041	7,484,003	0.1
9,724,805	Freddie Mac REMICS 3919 ZB, 4.000%, 09/15/2041	10,702,893	0.1
3,790,000	Freddie Mac REMICS 3923 GY, 4.000%, 09/15/2041	4,282,085	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,533,014	Freddie Mac REMICS 3934 CB, 4.000%, 10/15/2041	$2,799,757	0.0
420,000	Freddie Mac REMICS 3934 KB, 5.000%, 10/15/2041	482,575	0.0
1,465,735	Freddie Mac REMICS 3997 PB, 4.000%, 02/15/2042	1,620,013	0.0
2,854,395	Freddie Mac REMICS 4000 ZT, 3.500%, 01/15/2042	3,080,553	0.0
5,354,025 (5)	Freddie Mac REMICS 4057 SN, 6.544%, (-1.000*US0001M + 6.650)%, 12/15/2041	866,508	0.0
3,258,519	Freddie Mac REMICS 4057 ZB, 3.500%, 06/15/2042	3,533,446	0.1
15,407,478	Freddie Mac REMICS 4084 TZ, 4.000%, 07/15/2042	17,177,560	0.2
2,303,398 (5)	Freddie Mac REMICS 4090 SN, 6.594%, (-1.000*US0001M + 6.700)%, 08/15/2032	437,470	0.0
1,107,654	Freddie Mac REMICS 4100 JA, 3.500%, 10/15/2041	1,181,384	0.0
2,128,000	Freddie Mac REMICS 4193 BP, 4.000%, 04/15/2043	2,452,435	0.0
10,692,955	Freddie Mac REMICS 4199 BZ, 3.500%, 05/15/2043	11,723,411	0.1
310,000	Freddie Mac REMICS 4235 QD, 3.000%, 08/15/2033	333,098	0.0
37,712,502 (5)	Freddie Mac REMICS 4301 SD, 5.994%, (-1.000*US0001M + 6.100)%, 07/15/2037	6,866,805	0.1
6,502,385	Freddie Mac REMICS 4310 BZ, 4.000%, 02/15/2044	7,101,238	0.1
3,102,000	Freddie Mac REMICS 4401 BL, 3.500%, 10/15/2034	3,399,388	0.1
17,921,795 (5)	Freddie Mac REMICS 4407 CS, 6.094%, (-1.000*US0001M + 6.200)%, 06/15/2044	2,938,463	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
27,816,680 (5)	Freddie Mac REMICS 4407 PS, 5.494%, (-1.000*US0001M + 5.600)%, 06/15/2044	$3,945,106	0.1
20,245,427 (5)	Freddie Mac REMICS 4461 AS, 5.494%, (-1.000*US0001M + 5.600)%, 04/15/2045	3,610,019	0.1
3,124,000	Freddie Mac REMICS 4492 VB, 3.500%, 05/15/2035	3,457,458	0.1
467,876	Freddie Mac REMICS 4500 HC, 3.000%, 11/15/2042	479,331	0.0
2,913,000	Freddie Mac REMICS 4505 PB, 3.000%, 08/15/2045	3,016,554	0.0
20,225,220 (5)	Freddie Mac REMICS 4574 ST, 5.894%, (-1.000*US0001M + 6.000)%, 04/15/2046	4,058,981	0.1
101,197,275 (5)	Freddie Mac REMICS 4585 AS, 5.994%, (-1.000*US0001M + 6.100)%, 05/15/2046	19,562,921	0.2
7,544,590	Freddie Mac REMICS 4608 JV, 3.500%, 01/15/2055	8,060,011	0.1
28,560,540 (5)	Freddie Mac REMICS 4611 BS, 5.994%, (-1.000*US0001M + 6.100)%, 06/15/2041	5,497,678	0.1
10,292,853	Freddie Mac REMICS 4664 KZ, 3.500%, 02/15/2047	11,107,590	0.1
104,932	Freddie Mac REMICS 4673 WA, 3.500%, 09/15/2043	105,589	0.0
3,435,797	Freddie Mac REMICS 4680 GZ, 3.500%, 03/15/2047	3,768,557	0.1
6,577,179	Freddie Mac REMICS 4682 HZ, 3.500%, 04/15/2047	7,043,835	0.1
33,413,398	Freddie Mac REMICS 4771 HZ, 3.500%, 03/15/2048	36,138,622	0.4
2,457,000	Freddie Mac REMICS 4772 VG, 4.500%, 08/15/2036	2,683,613	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
22,545,437	Freddie Mac REMICS 4776 AZ, 4.000%, 07/15/2047	$24,523,288	0.3
1,027,352	Freddie Mac REMICS 4787 PY, 4.000%, 05/15/2048	1,100,803	0.0
13,474,764	Freddie Mac REMICS 4795 D, 5.000%, 05/15/2048	15,309,127	0.2
55,808,939 (5)	Freddie Mac REMICS 4879 DS, 5.994%, (-1.000*US0001M + 6.100)%, 08/15/2034	9,768,378	0.1
1,632,872	Freddie Mac REMICS 4904 HB, 3.000%, 08/25/2049	1,693,148	0.0
15,242,727 (5)	Freddie Mac REMICS 4906 SQ, 5.941%, (-1.000*US0001M + 6.050)%, 09/25/2049	2,695,144	0.0
606,535	Freddie Mac REMICS 4914 DB, 3.000%, 09/25/2049	614,367	0.0
2,076,327	Freddie Mac REMICS 4941 CZ, 3.000%, 11/25/2049	2,154,679	0.0
85,694,302 (5)	Freddie Mac REMICS 5014 HI, 4.000%, 09/25/2050	15,576,628	0.2
49,183,220 (5)	Freddie Mac REMICS 5019 HI, 3.500%, 10/25/2050	8,416,267	0.1
38,543,002 (5)	Freddie Mac REMICS 5045 BS, 6.183%, (-1.000*SOFR30A + 6.200)%, 11/25/2050	9,018,727	0.1
65,893,803 (5)	Freddie Mac REMICS 5082 IQ, 3.000%, 03/25/2051	9,043,588	0.1
12,109,161	Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	13,380,557	0.2
3,091,163 (2)	Freddie Mac STACR 2019-HQA3 M2, 1.959%, (US0001M + 1.850)%, 09/27/2049	3,085,274	0.0
9,350,000 (2)	Freddie Mac STACR Remic Trust 2020-DNA2 M2, 1.959%, (US0001M + 1.850)%, 02/25/2050	9,363,902	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,707,238 (2)	Freddie Mac STACR REMIC Trust 2020-DNA3 M2, 3.109%, (US0001M + 3.000)%, 06/25/2050	$3,735,942	0.1
10,187,286 (2)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 2.009%, (US0001M + 1.900)%, 01/25/2050	10,211,863	0.1
7,700,000 (2)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 3.209%, (US0001M + 3.100)%, 03/25/2050	7,832,721	0.1
12,684,592 (2)	Freddie Mac STACR REMIC Trust 2020-HQA3 M2, 3.709%, (US0001M + 3.600)%, 07/25/2050	12,852,869	0.1
2,640,000 (2)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 2.267%, (SOFR30A + 2.250)%, 08/25/2033	2,626,270	0.0
8,900,000 (2)	Freddie Mac STACR Trust 2018-DNA3 M2, 2.209%, (US0001M + 2.100)%, 09/25/2048	8,897,284	0.1
11,487,597 (2)	Freddie Mac STACR Trust 2019-DNA3 M2, 2.159%, (US0001M + 2.050)%, 07/25/2049	11,510,899	0.1
6,153,320 (2)	Freddie Mac Stacr Trust 2019-HQA1 M2, 2.459%, (US0001M + 2.350)%, 02/25/2049	6,187,577	0.1
4,774,588	Freddie Mac Strips 277 30, 3.000%, 09/15/2042	4,870,827	0.1
5,316,340 (5)	Freddie Mac Strips 303 C17, 3.500%, 01/15/2043	889,842	0.0
1,370,148 (3)(5)	Freddie Mac Strips 344 68, 3.000%, 02/15/2045	157,164	0.0
482,533 (3)(5)	Freddie Mac Strips 344 89, 4.500%, 02/15/2045	89,471	0.0
6,384,390 (5)	Freddie Mac Strips 344 C13, 4.500%, 02/15/2045	1,285,765	0.0
4,402,932 (3)(5)	Freddie Mac Strips 344 C18, 4.000%, 02/15/2045	734,763	0.0
8,793,763 (5)	Freddie Mac Strips 344 C18, 4.000%, 02/15/2045	1,548,807	0.0
5,523,835 (3)(5)	Freddie Mac Strips 344 C19, 3.500%, 02/15/2045	866,048	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,132,063 (5)	Freddie Mac Strips 344 C2, 4.000%, 02/15/2045	$1,576,426	0.0
7,403,781 (5)	Freddie Mac Strips 344 C4, 4.000%, 02/15/2045	1,283,410	0.0
13,554,731 (5)	Freddie Mac Strips 344 C5, 3.500%, 02/15/2045	1,851,616	0.0
14,195,584 (5)	Freddie Mac Strips 344 C6, 4.000%, 02/15/2045	2,156,142	0.0
7,068,681 (5)	Freddie Mac Strips 344 C7, 4.000%, 02/15/2045	1,245,576	0.0
7,542,485 (5)	Freddie Mac Strips 344 C9, 3.500%, 02/15/2045	1,113,428	0.0
6,506,573 (5)	Freddie Mac Strips 344 C9, 3.500%, 02/15/2045	1,012,916	0.0
13,175,336 (5)	Freddie Mac Strips 347 C14, 3.500%, 02/15/2044	2,123,775	0.0
9,073,882 (5)	Freddie Mac Strips 347 C22, 4.000%, 02/15/2044	1,606,882	0.0
10,538,899 (5)	Freddie Mac Strips 347 C23, 4.000%, 02/15/2044	1,726,226	0.0
10,464,664 (5)	Freddie Mac Strips 347 C24, 4.000%, 02/15/2044	1,692,264	0.0
9,345,894 (5)	Freddie Mac Strips 347 C25, 4.000%, 02/15/2044	1,580,722	0.0
11,534,726 (5)	Freddie Mac Strips 347 C26, 4.000%, 02/15/2044	1,922,845	0.0
10,770,041 (5)	Freddie Mac Strips 347 C28, 4.500%, 02/15/2044	1,950,828	0.0
13,951,668 (5)	Freddie Mac Strips 347 C5, 3.000%, 05/15/2043	1,996,653	0.0
34,512,604 (5)	Freddie Mac Strips 365 C23, 3.500%, 10/15/2047	5,028,069	0.1
45,128,019 (5)	Freddie Mac Strips Series 311 S1, 5.844%, (-1.000*US0001M + 5.950)%, 08/15/2043	8,707,821	0.1
2,818,878	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.009%, (US0001M + 3.900)%, 12/25/2027	2,871,201	0.0
6,215,992	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA2 M3, 5.259%, (US0001M + 5.150)%, 11/25/2028	6,501,632	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
750,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 3.959%, (US0001M + 3.850)%, 03/25/2029	$780,446	0.0
11,311,868	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 2.759%, (US0001M + 2.650)%, 12/25/2029	11,438,597	0.1
1,415,310	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 2.459%, (US0001M + 2.350)%, 04/25/2030	1,439,487	0.0
7,895,745	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 1.909%, (US0001M + 1.800)%, 07/25/2030	7,866,926	0.1
1,409,459	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 2.409%, (US0001M + 2.300)%, 09/25/2030	1,415,823	0.0
9,354,622 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA1 M2, 2.759%, (US0001M + 2.650)%, 01/25/2049	9,448,092	0.1
8,508,068 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 2.159%, (US0001M + 2.050)%, 04/25/2049	8,519,172	0.1
966,032 (3)	Freddie Mac Structured Pass Through Certificates T-48 1A, 4.744%, 07/25/2033	1,067,007	0.0
3,526,279 (2)(3)	Galton Funding Mortgage Trust 2018-1 B1, 3.800%, 11/25/2057	3,668,592	0.1
2,500,000 (2)(3)	Galton Funding Mortgage Trust 2018-2 A51, 4.500%, 10/25/2058	2,596,566	0.0
3,871,594 (2)(3)	Galton Funding Mortgage Trust 2018-2 B2, 4.750%, 10/25/2058	4,044,232	0.1
1,492,893 (5)	Ginnie Mae 2005-37 SI, 6.039%, (-1.000*US0001M + 6.150)%, 05/20/2035	294,720	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,551,365 (5)	Ginnie Mae 2007-23 ST, 6.089%, (-1.000*US0001M + 6.200)%, 04/20/2037	$243,961	0.0
1,792,109 (5)	Ginnie Mae 2007-40 SE, 6.639%, (-1.000*US0001M + 6.750)%, 07/20/2037	383,501	0.0
1,252,413 (5)	Ginnie Mae 2007-7 EI, 6.089%, (-1.000*US0001M + 6.200)%, 02/20/2037	238,801	0.0
4,279,742 (5)	Ginnie Mae 2010-11 SA, 6.314%, (-1.000*US0001M + 6.420)%, 01/16/2040	888,534	0.0
1,849,300 (5)	Ginnie Mae 2010-14 SB, 6.689%, (-1.000*US0001M + 6.800)%, 11/20/2035	380,984	0.0
1,511,074 (5)	Ginnie Mae 2010-99 IT, 5.000%, 08/16/2040	242,732	0.0
650,711	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	645,896	0.0
2,309,006	Ginnie Mae 2015-3 ZD, 4.000%, 01/20/2045	2,679,076	0.0
38,082,606 (5)	Ginnie Mae 2018-167 CS, 5.989%, (-1.000*US0001M + 6.100)%, 12/20/2048	5,505,526	0.1
493,579 (5)	Ginnie Mae Series 2005-7 AH, 6.664%, (-1.000*US0001M + 6.770)%, 02/16/2035	92,064	0.0
8,749,632 (5)	Ginnie Mae Series 2007-17 IC, 6.144%, (-1.000*US0001M + 6.250)%, 04/16/2037	1,422,415	0.0
9,616,535 (5)	Ginnie Mae Series 2007-41 SL, 6.589%, (-1.000*US0001M + 6.700)%, 07/20/2037	2,103,023	0.0
1,012,082 (5)	Ginnie Mae Series 2008-2 SW, 6.439%, (-1.000*US0001M + 6.550)%, 01/20/2038	220,927	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
590,629 (5)	Ginnie Mae Series 2008-35 SN, 6.289%, (-1.000*US0001M + 6.400)%, 04/20/2038	$100,417	0.0
327,751 (5)	Ginnie Mae Series 2008-40 PS, 6.394%, (-1.000*US0001M + 6.500)%, 05/16/2038	62,052	0.0
846,974 (5)	Ginnie Mae Series 2009-25 KS, 6.089%, (-1.000*US0001M + 6.200)%, 04/20/2039	171,979	0.0
657,461	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	743,387	0.0
661,454	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	742,434	0.0
136,829 (5)	Ginnie Mae Series 2009-33 SN, 6.189%, (-1.000*US0001M + 6.300)%, 05/20/2039	544	0.0
12,828,408	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	13,894,323	0.2
1,352,708	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	1,506,603	0.0
1,764,460	Ginnie Mae Series 2009-98 DA, 3.250%, 07/16/2039	1,871,448	0.0
3,658,493	Ginnie Mae Series 2010-108 WL, 4.000%, 04/16/2040	4,023,682	0.1
1,646,891 (5)	Ginnie Mae Series 2010-116 NS, 6.544%, (-1.000*US0001M + 6.650)%, 09/16/2040	295,714	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,760,644 (5)	Ginnie Mae Series 2010-116 SK, 6.509%, (-1.000*US0001M + 6.620)%, 08/20/2040	$935,111	0.0
6,412,482 (5)	Ginnie Mae Series 2010-149 HS, 5.994%, (-1.000*US0001M + 6.100)%, 05/16/2040	702,816	0.0
480,000	Ginnie Mae Series 2010-164 MD, 4.000%, 12/20/2040	538,780	0.0
1,753,470 (5)	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/2040	358,776	0.0
1,211,396 (5)	Ginnie Mae Series 2010-68 MS, 5.739%, (-1.000*US0001M + 5.850)%, 06/20/2040	226,501	0.0
2,414,075	Ginnie Mae Series 2011-52 PA, 4.250%, 02/16/2041	2,597,630	0.0
3,313,484 (5)	Ginnie Mae Series 2011-72 SA, 5.244%, (-1.000*US0001M + 5.350)%, 05/16/2041	547,137	0.0
2,929,411 (5)	Ginnie Mae Series 2011-73 LS, 6.579%, (-1.000*US0001M + 6.690)%, 08/20/2039	180,424	0.0
671,144 (5)	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/2041	55,442	0.0
4,256,289 (5)	Ginnie Mae Series 2013-111 SA, 6.589%, (-1.000*US0001M + 6.700)%, 07/20/2043	882,602	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,388,000	Ginnie Mae Series 2013-116 KB, 3.500%, 12/20/2042	$1,484,716	0.0
6,263,710 (5)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	1,096,920	0.0
408,333	Ginnie Mae Series 2013-27 KA, 2.250%, 02/20/2043	424,837	0.0
1,196,741 (5)	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/2029	68,840	0.0
4,057,855 (5)	Ginnie Mae Series 2014-185 SB, 5.489%, (-1.000*US0001M + 5.600)%, 12/20/2044	718,721	0.0
3,341,852 (5)	Ginnie Mae Series 2014-3 QS, 6.039%, (-1.000*US0001M + 6.150)%, 03/20/2043	501,801	0.0
6,891,828 (5)	Ginnie Mae Series 2014-3 SU, 5.939%, (-1.000*US0001M + 6.050)%, 07/20/2039	1,220,929	0.0
4,886,794 (5)	Ginnie Mae Series 2014-56 SP, 6.094%, (-1.000*US0001M + 6.200)%, 12/16/2039	797,755	0.0
9,499,252 (5)	Ginnie Mae Series 2014-58 SG, 5.494%, (-1.000*US0001M + 5.600)%, 04/16/2044	1,578,724	0.0
28,399,728 (5)	Ginnie Mae Series 2015-110 MS, 5.599%, (-1.000*US0001M + 5.710)%, 08/20/2045	4,719,833	0.1
1,899,515	Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	2,002,156	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
23,310,318 (5)	Ginnie Mae Series 2016-160 GS, 5.989%, (-1.000*US0001M + 6.100)%, 11/20/2046	$4,928,361	0.1
973,924	Ginnie Mae Series 2016-44 JA, 3.500%, 03/20/2046	1,048,670	0.0
49,741,426 (5)	Ginnie Mae Series 2016-6 SB, 5.539%, (-1.000*US0001M + 5.650)%, 01/20/2046	8,886,694	0.1
15,330,197 (5)	Ginnie Mae Series 2017-101 SA, 6.089%, (-1.000*US0001M + 6.200)%, 07/20/2047	2,768,886	0.0
25,097,235 (5)	Ginnie Mae Series 2017-163 SH, 6.089%, (-1.000*US0001M + 6.200)%, 11/20/2047	5,134,586	0.1
310,421	Ginnie Mae Series 2018-104 HZ, 3.500%, 08/20/2048	327,110	0.0
2,523,070	Ginnie Mae Series 2018-120 DE, 3.500%, 09/20/2048	2,679,277	0.0
185,745	Ginnie Mae Series 2018-122 GZ, 3.500%, 09/20/2048	207,347	0.0
3,395,557	Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	3,619,149	0.1
184,849	Ginnie Mae Series 2018-147 KZ, 3.750%, 10/20/2048	206,191	0.0
176,532	Ginnie Mae Series 2019-100 JB, 3.000%, 08/20/2049	177,421	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
532,322	Ginnie Mae Series 2019-100 KB, 3.000%, 08/20/2049	$533,995	0.0
1,349,931	Ginnie Mae Series 2019-100 MC, 3.000%, 08/20/2049	1,354,464	0.0
34,613,354 (5)	Ginnie Mae Series 2019-159 SM, 5.939%, (-1.000*US0001M + 6.050)%, 12/20/2049	6,928,244	0.1
1,081,376	Ginnie Mae Series 2019-23 NG, 3.500%, 02/20/2049	1,150,497	0.0
71,326	Ginnie Mae Series 2019-54 AB, 3.000%, 04/20/2049	72,144	0.0
798,785	Ginnie Mae Series 2019-78 MB, 3.000%, 06/20/2049	846,375	0.0
416,445	Ginnie Mae Series 2019-89 KB, 3.000%, 07/20/2049	440,875	0.0
299,424	Ginnie Mae Series 2019-89 WB, 3.000%, 07/20/2049	296,726	0.0
34,332,963 (5)	Ginnie Mae Series 2020-32 SG, 5.989%, (-1.000*US0001M + 6.100)%, 03/20/2050	6,987,156	0.1
75,532,223 (5)	Ginnie Mae Series 2020-46 BS, 3.239%, (-1.000*US0001M + 3.350)%, 04/20/2050	5,535,266	0.1
42,424,203 (5)	Ginnie Mae Series 2020-77 JS, 5.989%, (-1.000*US0001M + 6.100)%, 10/20/2048	5,328,145	0.1
906,106 (2)(3)	GS Mortage-Backed Securities Trust 2020-PJ1 A1, 3.500%, 05/01/2050	915,149	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,453,221 (2)(3)	GS Mortage-Backed Securities Trust 2020-PJ1 A4, 3.500%, 05/01/2050	$1,467,198	0.0
2,100,000 (2)(3)	GS Mortage-Backed Securities Trust 2020-PJ1 A8, 3.500%, 05/01/2050	2,149,825	0.0
2,143,164 (2)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	2,160,627	0.0
2,907,792 (2)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.487%, 11/25/2049	3,042,669	0.0
1,167,015 (2)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B1, 4.096%, 03/25/2050	1,208,113	0.0
3,597,941 (2)(3)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ2 A4, 3.500%, 07/25/2050	3,636,880	0.1
1,634,377 (2)(3)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ3 B2A, 3.461%, 10/25/2050	1,682,778	0.0
2,785,230 (2)(3)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ4 A4, 3.000%, 01/25/2051	2,824,317	0.0
3,191,412 (3)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ5 A4, 3.000%, 03/27/2051	3,246,052	0.1
2,447	GSR Mortgage Loan Trust 2005-5F 8A1, 0.609%, (US0001M + 0.500)%, 06/25/2035	2,322	0.0
160,919	GSR Mortgage Loan Trust 2007-1F 3A13, 6.000%, 01/25/2037	139,244	0.0
2,265,689	HarborView Mortgage Loan Trust 2007-5 A1A, 0.300%, (US0001M + 0.190)%, 09/19/2037	2,208,700	0.0
110,427	HomeBanc Mortgage Trust 2004-1 2A, 0.969%, (US0001M + 0.860)%, 08/25/2029	108,797	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,000,000	HomeBanc Mortgage Trust 2005-4 M1, 0.814%, (US0001M + 0.470)%, 10/25/2035	$2,057,707	0.0
1,831,312 (2)(3)	Homeward Opportunities Fund I Trust 2019-2 A3, 3.007%, 09/25/2059	1,835,741	0.0
933,521	Impac CMB Trust Series 2005-1 M1, 0.799%, (US0001M + 0.690)%, 04/25/2035	914,353	0.0
1,480,873	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.529%, (US0001M + 0.420)%, 04/25/2046	1,408,392	0.0
2,149,809	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 0.529%, (US0001M + 0.420)%, 02/25/2046	1,766,382	0.0
297,690 (2)(3)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	305,309	0.0
2,000,843 (2)(3)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	2,028,895	0.0
346,305	JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/2035	212,827	0.0
2,331,615 (3)	JP Morgan Mortgage Trust 2005-A4 B1, 2.906%, 07/25/2035	2,400,523	0.0
4,178,409 (2)(3)	JP Morgan Mortgage Trust 2016-1 B3, 3.865%, 05/25/2046	4,295,450	0.1
1,075,941 (2)(3)	JP Morgan Mortgage Trust 2017-1 B4, 3.509%, 01/25/2047	1,070,306	0.0
2,410,458 (2)(3)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	2,456,455	0.0
3,461,082 (2)(3)	JP Morgan Mortgage Trust 2017-3 B1, 3.794%, 08/25/2047	3,614,052	0.1
1,925,844 (2)(3)	JP Morgan Mortgage Trust 2017-3 B2, 3.794%, 08/25/2047	1,999,735	0.0
1,398,831 (2)(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.813%, 12/25/2048	1,433,056	0.0
932,554 (2)(3)	JP Morgan Mortgage Trust 2017-6 B4, 3.813%, 12/25/2048	947,461	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,015,083 (2)(3)	JP Morgan Mortgage Trust 2018-1 B1, 3.738%, 06/25/2048	$2,105,770	0.0
1,939,692 (2)(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.738%, 06/25/2048	1,997,142	0.0
2,560,505 (2)(3)	JP Morgan Mortgage Trust 2018-1 B3, 3.738%, 06/25/2048	2,594,641	0.0
2,478,920 (2)(3)	JP Morgan Mortgage Trust 2018-3 B1, 3.753%, 09/25/2048	2,570,697	0.0
2,136,866 (2)(3)	JP Morgan Mortgage Trust 2018-4 B2, 3.750%, 10/25/2048	2,194,106	0.0
1,977,157 (2)(3)	JP Morgan Mortgage Trust 2018-6C B2, 3.928%, 12/25/2048	2,054,961	0.0
2,874,169 (2)(3)	JP Morgan Mortgage Trust 2018-9 B3, 4.413%, 02/25/2049	3,000,701	0.0
825,337 (2)(3)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	840,755	0.0
3,135,529 (2)(3)	JP Morgan Mortgage Trust 2019-1 B1, 4.533%, 05/25/2049	3,306,769	0.1
2,748,262 (2)(3)	JP Morgan Mortgage Trust 2019-6 B1, 4.274%, 12/25/2049	2,933,392	0.0
4,149,070 (2)(3)	JP Morgan Mortgage Trust 2019-6 B2, 4.274%, 12/25/2049	4,411,284	0.1
1,162,430 (2)(3)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	1,190,977	0.0
1,750,000 (2)(3)	JP Morgan Mortgage Trust 2019-8 A5, 3.500%, 03/25/2050	1,786,835	0.0
1,951,284 (2)(3)	JP Morgan Mortgage Trust 2019-9 B2A, 3.513%, 05/25/2050	2,008,202	0.0
1,465,979 (2)(3)	JP Morgan Mortgage Trust 2019-HYB1 B1, 3.865%, 10/25/2049	1,550,891	0.0
1,780,983 (2)(3)	JP Morgan Mortgage Trust 2019-INV1 B3, 5.061%, 10/25/2049	1,862,463	0.0
1,708,756 (2)(3)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	1,734,810	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,538,565 (2)(3)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.807%, 12/25/2049	$3,689,838	0.1
3,499,660 (2)(3)	JP Morgan Mortgage Trust 2020-1 A15, 3.500%, 06/25/2050	3,556,531	0.1
2,300,000 (2)(3)	JP Morgan Mortgage Trust 2020-1 A7, 3.500%, 06/25/2050	2,349,195	0.0
1,276,382 (2)(3)	JP Morgan Mortgage Trust 2020-1 B1, 3.889%, 06/25/2050	1,348,433	0.0
944,272 (2)(3)	JP Morgan Mortgage Trust 2020-2 A15, 3.500%, 07/25/2050	961,202	0.0
1,018,516 (2)(3)	JP Morgan Mortgage Trust 2020-3 A15, 3.500%, 08/25/2050	1,039,310	0.0
783,469 (2)(3)	JP Morgan Mortgage Trust 2020-3 B2, 3.899%, 08/25/2050	826,042	0.0
3,314,107 (2)(3)	JP Morgan Mortgage Trust 2020-4 A15, 3.000%, 11/25/2050	3,370,953	0.1
2,119,370 (2)(3)	JP Morgan Mortgage Trust 2020-5 B3, 3.705%, 12/25/2050	2,157,793	0.0
3,112,637 (2)(3)	JP Morgan Mortgage Trust 2020-7 A15, 3.000%, 01/25/2051	3,135,084	0.1
989,919 (2)(3)	JP Morgan Mortgage Trust 2020-8 B2, 3.603%, 03/25/2051	1,025,945	0.0
662,417 (2)(3)	JP Morgan Mortgage Trust 2020-INV1 A3, 3.500%, 08/25/2050	683,155	0.0
6,000,000 (2)(3)	JP Morgan Mortgage Trust 2020-LTV1 A5, 3.500%, 06/25/2050	6,041,779	0.1
2,868,023 (2)(3)	JP Morgan Mortgage Trust 2020-LTV2 A15, 3.000%, 11/25/2050	2,911,522	0.0
3,790,373,100 (2)(5)	L Street Securities 2017-PM1 XIO, 0.030%, 10/25/2048	1,242,863	0.0
9,314,533 (5)	Lehman Mortgage Trust 2006-9 2A5, 6.511%, (-1.000*US0001M + 6.620)%, 01/25/2037	2,053,069	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,506,045	Lehman XS Trust Series 2005-5N 1A2, 0.469%, (US0001M + 0.360)%, 11/25/2035	$1,417,334	0.0
14,530,215 (5)	Lehman Mortgage Trust 2006-7 2A4, 6.441%, (-1.000*US0001M + 6.550)%, 11/25/2036	3,818,276	0.1
3,100,000 (2)	Mello Warehouse Securitization Trust 2020-1 B, 1.259%, (US0001M + 1.150)%, 10/25/2053	3,104,189	0.0
10,250,000 (2)	Mello Warehouse Securitization Trust 2021-1 A, 0.809%, (US0001M + 0.700)%, 02/25/2055	10,259,439	0.1
6,150,000 (2)	Mello Warehouse Securitization Trust 2021-1 C, 1.209%, (US0001M + 1.100)%, 02/25/2055	6,155,293	0.1
1,029,988 (2)(3)	MFA 2020-NQM3 A3 Trust, 1.632%, 01/26/2065	1,030,664	0.0
4,387,587	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	3,348,541	0.1
1,000,000 (2)(3)	Morgan Stanley Residential Mortgage Loan Trust 2020-1 A5A, 2.500%, 12/25/2050	988,834	0.0
2,548,497 (2)(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	2,736,062	0.0
827,360 (2)(3)	New Residential Mortgage Loan Trust 2017-6A B2, 4.000%, 08/27/2057	893,412	0.0
1,164,294 (2)(3)	OBX 2019-EXP1 1A3 Trust, 4.000%, 01/25/2059	1,194,403	0.0
1,162,945 (2)(3)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	1,185,697	0.0
9,826,000	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-4 M2, 0.859%, (US0001M + 0.500)%, 11/25/2035	9,719,536	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
101,823	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	$94,614	0.0
1,258,892 (2)(3)	Provident Funding Mortgage Trust 2020-1 B3, 3.309%, 02/25/2050	1,275,822	0.0
2,482,477 (2)(3)	RCKT Mortgage Trust 2019-1 A13, 3.500%, 09/25/2049	2,518,227	0.0
1,238,630 (2)(3)	RCKT Mortgage Trust 2020-1 A13, 3.000%, 02/25/2050	1,258,112	0.0
8,959,091	Seasoned Credit Risk Transfer Trust Series 2018-2, 3.500%, 11/25/2057	9,791,457	0.1
27,690,000	Seasoned Loans Structured Transaction Trust Series 2019-3 A2C, 2.750%, 11/25/2029	29,553,628	0.3
1,201,239 (2)(3)	Sequoia Mortgage Trust 2014-3 B3, 3.954%, 10/25/2044	1,243,732	0.0
1,241,977 (2)(3)	Sequoia Mortgage Trust 2014-4 B3, 3.877%, 11/25/2044	1,278,408	0.0
1,422,675 (2)(3)	Sequoia Mortgage Trust 2015-2 B3, 3.734%, 05/25/2045	1,494,246	0.0
1,248,463 (2)(3)	Sequoia Mortgage Trust 2015-3 B3, 3.714%, 07/25/2045	1,260,128	0.0
735,643 (2)(3)	Sequoia Mortgage Trust 2017-5 B3, 3.828%, 08/25/2047	747,161	0.0
3,300,000 (2)(3)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,397,959	0.1
778,116 (2)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	794,049	0.0
2,546,267 (2)(3)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.472%, 02/25/2048	2,677,295	0.0
486,749 (2)(3)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	495,909	0.0
1,718,462 (2)(3)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	1,740,433	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
798,274 (2)(3)	Sequoia Mortgage Trust 2019-5 A19, 3.500%, 12/25/2049	$806,748	0.0
429,938 (2)(3)	Sequoia Mortgage Trust 2019-CH1 A1, 4.500%, 03/25/2049	435,812	0.0
1,873,386 (2)(3)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	1,912,308	0.0
2,510,303 (2)(3)	Sequoia Mortgage Trust 2020-1 A19, 3.500%, 02/25/2050	2,569,419	0.0
2,480,365 (2)(3)	Sequoia Mortgage Trust 2020-2 A19, 3.500%, 03/25/2050	2,523,637	0.0
1,975,695 (2)(3)	Sequoia Mortgage Trust 2020-2 B2, 3.666%, 03/25/2050	2,053,313	0.0
3,012,110 (2)(3)	Sequoia Mortgage Trust 2020-3 B2, 3.385%, 04/25/2050	3,045,317	0.0
1,685,215 (2)(3)	Sequoia Mortgage Trust 2020-4 A20, 2.500%, 11/25/2050	1,698,880	0.0
1,849,737 (2)(3)	Shellpoint Co-Originator Trust 2017-2 B2, 3.711%, 10/25/2047	1,930,389	0.0
2,193,308 (2)(3)	Starwood Mortgage Residential Trust 2019-1 A3, 3.299%, 06/25/2049	2,205,227	0.0
5,634 (3)	Structured Adjustable Rate Mortgage Loan Trust 2004-12 7A3, 3.083%, 09/25/2034	5,755	0.0
2,376,405 (2)(3)	TIAA Bank Mortgage Loan Trust 2018-2 B2, 3.791%, 07/25/2048	2,463,442	0.0
880,097 (2)(6)	Verus Securitization Trust 2019-4 A3, 3.000% (Step Rate @ 4.000% on 10/25/2023), 11/25/2059	894,968	0.0
2,440,815 (2)(3)	Verus Securitization Trust 2019-INV2 A2, 3.117%, 07/25/2059	2,495,511	0.0
1,377,832 (2)(3)	Verus Securitization Trust 2020-INV1 A1, 1.977%, 04/25/2060	1,400,294	0.0
1,000,000 (2)(3)	Verus Securitization Trust 2020-INV1 A2, 3.035%, 04/25/2060	1,037,027	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
656,312 (3)	Wachovia Mortgage Loan LLC Series 2005-B 2A1, 2.638%, 10/20/2035	$615,494	0.0
274,370 (3)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.499%, 10/25/2036	267,368	0.0
3,460,505 (3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 2.906%, 06/25/2034	3,499,059	0.1
2,045,833	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 1.129%, (US0001M + 0.510)%, 08/25/2045	2,045,957	0.0
63,929,794 (3)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.902%, 08/25/2045	2,414,059	0.0
1,555,721	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 1.089%, (US0001M + 0.490)%, 10/25/2045	1,544,550	0.0
325,003 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.037%, 10/25/2036	326,204	0.0
692,634 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 2.633%, 11/25/2036	689,367	0.0
937,595 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 2.526%, 12/25/2036	897,169	0.0
2,167,619 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 2.526%, 12/25/2036	2,074,158	0.0
1,235,337 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.173%, 12/25/2036	1,194,060	0.0
1,128,031 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.112%, 08/25/2046	1,123,522	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,606,634 (3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.205%, 12/25/2036	$1,581,320	0.0
417,660 (3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 2.835%, 03/25/2037	379,635	0.0
1,100,452 (3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.129%, 04/25/2037	1,033,608	0.0
1,412,756	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 1.009%, (US0001M + 0.900)%, 11/25/2035	1,239,083	0.0
1,276,793	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	1,217,289	0.0
840,479	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	837,441	0.0
362,626	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	363,180	0.0
3,928,786	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.219%, (12MTA + 0.960)%, 08/25/2046	2,674,835	0.0
637,571	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 0.339%, (US0001M + 0.230)%, 01/25/2047	644,463	0.0
1,320,854	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 0.429%, (US0001M + 0.320)%, 01/25/2047	1,348,595	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
676,370	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.539%, (US0001M + 0.430)%, 06/25/2037	$537,478	0.0
851,178	Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	849,515	0.0
232,661 (3)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 2.909%, 04/25/2036	228,247	0.0
2,010,236 (2)(3)	Wells Fargo Mortgage Backed Securities 2019-4 B3 Trust, 3.557%, 09/25/2049	2,062,237	0.0
1,777,779 (2)(3)	Wells Fargo Mortgage Backed Securities 2020-1 A17 Trust, 3.000%, 12/25/2049	1,801,432	0.0
1,999,351 (2)(3)	Wells Fargo Mortgage Backed Securities 2020-2 A17 Trust, 3.000%, 12/25/2049	2,018,289	0.0
3,000,000 (2)(3)	Wells Fargo Mortgage Backed Securities 2020-2 A5 Trust, 3.000%, 12/25/2049	3,004,739	0.0
2,946,340 (2)(3)	Wells Fargo Mortgage Backed Securities 2020-2 B1 Trust, 3.269%, 12/25/2049	3,013,646	0.0
3,942,719 (2)(3)	Wells Fargo Mortgage Backed Securities 2020-4 B1 Trust, 3.256%, 07/25/2050	4,094,805	0.1
912,917 (2)(3)	WinWater Mortgage Loan Trust 2015-5 B3, 3.761%, 08/20/2045	961,281	0.0
1,489,261 (2)(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.761%, 08/20/2045	1,540,326	0.0
	Total Collateralized Mortgage Obligations
	(Cost $1,619,203,289)	1,686,555,839	16.9
U.S. TREASURY OBLIGATIONS: 7.3%
	U.S. Treasury Bonds: 2.2%
58,000	1.250%, 05/15/2050	43,788	0.0
2,699,000	1.375%, 11/15/2040	2,296,680	0.0
77,218,000	1.625%, 11/15/2050	64,368,442	0.7
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Bonds (continued)
161,916,000 (1)	1.875%, 02/15/2041	$150,809,575	1.5
		217,518,485	2.2
	U.S. Treasury Notes: 5.1%
132,000	0.625%, 05/15/2030	120,151	0.0
97,624,000	0.125%, 03/31/2023	97,562,985	1.0
100,000	0.125%, 10/15/2023	99,685	0.0
216,486,400	0.250%, 03/15/2024	215,919,814	2.1
121,452,000	0.750%, 03/31/2026	120,403,528	1.2
12,609,000 (1)	1.125%, 02/15/2031	11,914,520	0.1
70,740,000	1.250%, 03/31/2028	70,016,020	0.7
		516,036,703	5.1
	Total U.S. Treasury Obligations (Cost $743,031,982)	733,555,188	7.3
U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.3%
	Federal Home Loan Mortgage Corporation: 2.9%(7)
764,701	2.500%, 05/01/2030	802,411	0.0
426,506	2.500%, 05/01/2030	446,811	0.0
895,264	2.500%, 06/01/2030	939,418	0.0
3,269	2.671%, (US0012M + 1.773)% , 05/01/2037	3,468	0.0
1,204,459	3.000%, 11/01/2042	1,281,543	0.0
1,213,957	3.000%, 02/01/2043	1,291,436	0.0
1,532,997	3.000%, 03/01/2045	1,626,878	0.0
1,242,969	3.000%, 03/01/2045	1,313,469	0.0
3,613,007	3.000%, 04/01/2045	3,830,849	0.0
3,626,672	3.000%, 04/01/2045	3,835,167	0.1
14,825,305	3.000%, 10/01/2046	15,652,023	0.2
1,683,831	3.000%, 10/01/2046	1,796,682	0.0
6,708,069	3.000%, 03/01/2048	7,088,347	0.1
5,351,558	3.000%, 03/01/2048	5,646,033	0.1
18,060,018	3.000%, 08/01/2048	19,037,082	0.2
6,025,488	3.500%, 01/01/2045	6,543,016	0.1
1,926,791	3.500%, 03/01/2045	2,077,423	0.0
8,741,134	3.500%, 12/01/2046	9,453,391	0.1
16,325,217	3.500%, 12/01/2046	17,568,348	0.2
6,435,919	3.500%, 04/01/2047	6,991,346	0.1
6,516,198	3.500%, 07/01/2047	6,922,071	0.1
5,725,484	3.500%, 10/01/2047	6,083,942	0.1
20,275,397	3.500%, 01/01/2048	21,688,476	0.2
2,579,444	3.500%, 03/01/2048	2,767,906	0.0
43,516,212	3.500%, 03/01/2048	46,967,229	0.5
28,645,332	3.500%, 11/01/2048	30,917,102	0.3
664,325	4.000%, 10/01/2041	731,406	0.0
1,034,334	4.000%, 12/01/2041	1,140,533	0.0
2,132,308	4.000%, 08/01/2044	2,362,112	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
816,264	4.000%, 07/01/2045	$896,023	0.0
1,531,203	4.000%, 09/01/2045	1,672,643	0.0
2,015,180	4.000%, 09/01/2045	2,229,409	0.0
3,164,399	4.000%, 09/01/2045	3,469,588	0.0
20,048,982	4.000%, 11/01/2045	21,997,255	0.2
2,134,468	4.000%, 05/01/2046	2,323,314	0.0
1,534,676	4.000%, 05/01/2047	1,663,966	0.0
9,115,767	4.000%, 11/01/2047	9,823,217	0.1
470,721	4.000%, 03/01/2048	506,609	0.0
6,719,913	4.000%, 06/01/2048	7,433,030	0.1
338,420	4.500%, 08/01/2041	383,392	0.0
883,506	4.500%, 09/01/2041	996,958	0.0
696,422	4.500%, 10/01/2041	776,310	0.0
1,570,577	4.500%, 03/01/2044	1,772,629	0.0
4,333,878	4.500%, 02/01/2048	4,766,863	0.1
845,736	4.500%, 06/01/2048	923,579	0.0
73,554	5.000%, 01/01/2041	84,431	0.0
541,271	5.000%, 04/01/2041	625,847	0.0
21,741	5.500%, 07/01/2037	25,157	0.0
1,246,582	5.500%, 11/01/2038	1,440,921	0.0
1,167	6.000%, 12/01/2028	1,313	0.0
14,039	6.000%, 01/01/2029	15,792	0.0
2,580	6.500%, 01/01/2024	2,899	0.0
3,618	6.500%, 12/01/2031	4,147	0.0
390,233	6.500%, 09/01/2034	448,376	0.0
857	7.000%, 03/01/2032	910	0.0
		291,090,496	2.9
	Federal National Mortgage Association: 0.3%(7)
39,903	2.128%, (US0012M + 1.486)%, 07/01/2035	40,395	0.0
4,199,164	3.500%, 01/01/2044	4,587,309	0.0
5,983,879	4.000%, 12/01/2046	6,605,921	0.1
2,043,072	4.500%, 09/01/2047	2,356,407	0.0
13,081,981	5.000%, 08/01/2056	15,288,666	0.2
125,972	6.000%, 05/01/2038	138,284	0.0
		29,016,982	0.3
	Government National Mortgage Association: 3.0%
56,176,000 (8)	2.500%, 05/01/2050	57,854,697	0.6
12,898,884	3.000%, 10/20/2049	13,648,126	0.1
8,141,474	3.000%, 11/20/2049	8,615,082	0.1
18,730,000 (8)	3.000%, 04/21/2050	19,513,587	0.2
63,833,720	3.000%, 07/20/2050	66,556,359	0.7
16,330,934	3.000%, 08/20/2050	17,027,844	0.2
856,193	3.500%, 07/20/2046	914,731	0.0
5,958,762	3.500%, 07/20/2046	6,374,052	0.1
1,432,580	3.500%, 10/20/2046	1,572,533	0.0
715,612	3.500%, 02/20/2047	761,124	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
404,543	3.500%, 03/20/2047	$428,171	0.0
676,582	3.500%, 07/20/2047	720,163	0.0
884,079	3.500%, 08/20/2047	943,554	0.0
2,433,966	3.500%, 09/20/2047	2,600,490	0.0
11,481,739	3.500%, 12/20/2047	12,318,852	0.1
6,439,121	3.500%, 01/20/2048	6,901,414	0.1
10,490,081	3.500%, 02/20/2048	11,339,590	0.1
5,411,622	3.500%, 02/20/2048	5,794,835	0.1
1,282,128	3.500%, 03/20/2048	1,423,203	0.0
25,703,929	3.500%, 03/20/2048	27,658,802	0.3
198,216	4.000%, 11/20/2040	219,633	0.0
1,186,010	4.000%, 03/20/2046	1,302,382	0.0
19,927,329	4.000%, 09/20/2047	21,512,792	0.2
11,969,538	4.000%, 02/20/2050	12,811,467	0.1
271,987	4.500%, 10/15/2039	308,898	0.0
160,637	4.500%, 11/15/2039	182,435	0.0
201,190	4.500%, 11/15/2039	228,495	0.0
60,162	4.500%, 12/15/2039	68,327	0.0
55,547	4.500%, 08/20/2041	62,323	0.0
2,151,317	4.500%, 09/15/2047	2,398,627	0.0
10,558 (3)	5.500%, 03/20/2060	11,637	0.0
		302,074,225	3.0
	Uniform Mortgage-Backed Securities: 5.1%
96,894,000 (8)	2.000%, 05/01/2050	96,542,003	1.0
1,189,972	2.500%, 05/01/2030	1,247,811	0.0
2,590,346	2.500%, 06/01/2030	2,712,264	0.0
1,867,817	2.500%, 06/01/2030	1,955,709	0.0
1,106,007	2.500%, 07/01/2030	1,158,105	0.0
48,400,000 (8)	2.500%, 05/25/2050	49,566,516	0.5
1,644,791	3.000%, 08/01/2030	1,748,474	0.0
890,438	3.000%, 09/01/2030	946,991	0.0
2,897,583	3.000%, 04/01/2043	3,069,329	0.0
2,514,053	3.000%, 07/01/2043	2,673,862	0.0
713,749	3.000%, 08/01/2043	759,965	0.0
532,560	3.000%, 09/01/2043	563,754	0.0
8,018,134	3.000%, 04/01/2045	8,505,444	0.1
3,816,326	3.000%, 08/01/2046	4,032,878	0.1
1,595,365	3.000%, 08/01/2046	1,689,168	0.0
947,281	3.000%, 11/01/2046	1,004,593	0.0
2,755,782	3.000%, 12/01/2046	2,905,570	0.0
11,315,601	3.000%, 12/01/2046	11,957,290	0.1
21,215,932	3.000%, 01/01/2047	22,228,808	0.2
4,976,670	3.000%, 02/01/2047	5,262,803	0.1
5,543,183	3.000%, 03/01/2047	5,826,962	0.1
5,100,667	3.000%, 07/01/2047	5,355,352	0.1
27,721,482	3.500%, 06/01/2034	29,893,048	0.3
3,235,526	3.500%, 10/01/2042	3,498,994	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
1,349,037	3.500%, 04/01/2043	$1,466,807	0.0
4,116,473	3.500%, 08/01/2043	4,475,838	0.1
2,548,455	3.500%, 03/01/2044	2,770,406	0.0
21,200,000 (8)	3.500%, 04/01/2044	22,396,640	0.2
295,945	3.500%, 01/01/2046	319,922	0.0
476,581	3.500%, 02/01/2046	515,195	0.0
209,715	3.500%, 02/01/2046	226,449	0.0
18,424,674	3.500%, 08/01/2046	19,940,983	0.2
1,487,018	3.500%, 08/01/2047	1,579,134	0.0
2,187,176	3.500%, 09/01/2047	2,324,434	0.0
21,630,605	3.500%, 11/01/2047	23,403,984	0.3
833,529	3.500%, 12/01/2047	884,586	0.0
1,541,354	3.500%, 02/01/2048	1,632,260	0.0
1,785,431	3.500%, 05/01/2048	1,889,295	0.0
13,386,363	3.500%, 07/01/2048	14,440,756	0.2
14,790,252	3.500%, 09/01/2049	15,661,163	0.2
2,912,815	3.500%, 10/01/2049	3,151,882	0.0
280,799	4.000%, 03/01/2042	308,091	0.0
955,905	4.000%, 07/01/2042	1,048,817	0.0
269,891	4.000%, 07/01/2042	298,907	0.0
1,464,020	4.000%, 07/01/2042	1,621,652	0.0
720,357	4.000%, 09/01/2043	794,259	0.0
12,851,246	4.000%, 01/01/2045	14,324,868	0.2
1,795,639	4.000%, 01/01/2045	1,979,744	0.0
1,243,951	4.000%, 03/01/2045	1,373,027	0.0
7,063,231	4.000%, 05/01/2045	7,733,786	0.1
1,323,946	4.000%, 06/01/2045	1,448,686	0.0
1,497,031	4.000%, 11/01/2045	1,655,845	0.0
4,366,798	4.000%, 02/01/2046	4,774,214	0.1
8,857,120	4.000%, 07/01/2047	9,641,101	0.1
3,341,607	4.000%, 08/01/2047	3,601,976	0.1
1,010,088	4.000%, 08/01/2047	1,089,961	0.0
331,912	4.000%, 03/01/2048	356,740	0.0
1,058,436	4.000%, 03/01/2048	1,138,800	0.0
7,022,845	4.000%, 09/01/2048	7,600,467	0.1
17,496,289	4.000%, 04/01/2049	19,005,038	0.2
1,610,669	4.250%, 11/01/2043	1,799,451	0.0
346,452	4.500%, 11/01/2040	390,837	0.0
160,805	4.500%, 11/01/2040	179,079	0.0
2,347,828	4.500%, 11/01/2040	2,615,317	0.0
5,979	4.500%, 12/01/2040	6,745	0.0
3,200	4.500%, 12/01/2040	3,609	0.0
4,641	4.500%, 01/01/2041	5,170	0.0
7,103	4.500%, 01/01/2041	7,917	0.0
320,263	4.500%, 10/01/2041	357,476	0.0
359,264	4.500%, 10/01/2044	396,958	0.0
793,826	4.500%, 12/01/2045	875,387	0.0
2,154,399	4.500%, 04/01/2047	2,370,771	0.0
1,387,805	4.500%, 04/01/2047	1,534,956	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
3,347,741	4.500%, 04/01/2047	$3,708,275	0.1
1,989,217	4.500%, 04/01/2047	2,182,976	0.0
4,141,440	4.500%, 04/01/2047	4,614,461	0.1
1,573,625	4.500%, 05/01/2047	1,751,358	0.0
1,447,597	4.500%, 05/01/2047	1,621,425	0.0
2,632,122	4.500%, 05/01/2047	2,887,040	0.0
2,320,237	4.500%, 05/01/2047	2,598,867	0.0
1,762,298	4.500%, 05/01/2047	1,973,913	0.0
1,818,460	4.500%, 06/01/2047	1,995,002	0.0
1,035,521	4.500%, 06/01/2047	1,153,795	0.0
1,810,137	4.500%, 06/01/2047	1,984,591	0.0
3,263,304	4.500%, 07/01/2047	3,577,276	0.1
1,268,030	4.500%, 08/01/2047	1,391,015	0.0
88,474	5.000%, 06/01/2033	102,518	0.0
18,523	5.000%, 09/01/2033	21,061	0.0
55,325	5.000%, 11/01/2033	64,021	0.0
16,784	5.000%, 03/01/2034	19,383	0.0
18,904	5.000%, 03/01/2034	21,849	0.0
126,619	5.000%, 02/01/2035	146,775	0.0
82,574	5.000%, 06/01/2035	95,921	0.0
4,769	5.000%, 06/01/2035	5,543	0.0
47,661	5.000%, 07/01/2035	55,395	0.0
289,073	5.000%, 08/01/2035	336,347	0.0
17,558	5.000%, 10/01/2035	20,421	0.0
400,833	5.000%, 10/01/2035	465,870	0.0
225,039	5.000%, 02/01/2036	261,995	0.0
41,585	5.000%, 03/01/2036	48,372	0.0
3,307	5.000%, 03/01/2036	3,848	0.0
6,813	5.000%, 05/01/2036	7,923	0.0
4,528	5.000%, 06/01/2036	5,265	0.0
181,695	5.000%, 07/01/2036	210,556	0.0
128,061	5.000%, 11/01/2040	149,088	0.0
55,746	5.000%, 05/01/2041	64,904	0.0
365,582	5.000%, 06/01/2041	420,442	0.0
187,815	5.000%, 06/01/2041	215,500	0.0
114,794	5.500%, 03/01/2037	132,197	0.0
119,192	5.500%, 06/01/2039	139,896	0.0
1,168,220	5.500%, 10/01/2039	1,363,402	0.0
41,259	6.000%, 09/01/2036	46,411	0.0
272	6.500%, 02/01/2028	305	0.0
529	6.500%, 09/01/2031	594	0.0
139	6.500%, 09/01/2031	156	0.0
14,896	6.500%, 11/01/2031	17,190	0.0
6,192	6.500%, 04/01/2032	6,991	0.0
1,256	6.500%, 08/01/2032	1,443	0.0
4,062	6.500%, 08/01/2032	4,582	0.0
5,808	7.000%, 12/01/2027	5,894	0.0
848	7.000%, 10/01/2031	868	0.0
625	7.000%, 03/01/2032	644	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
978	7.500%, 09/01/2030	$1,146	0.0
3,123	7.500%, 09/01/2031	3,715	0.0
13,596	7.500%, 02/01/2032	15,624	0.0
		508,449,128	5.1
	Total U.S. Government Agency Obligations (Cost $1,087,472,770)	1,130,630,831	11.3
ASSET-BACKED SECURITIES: 15.8%
	Automobile Asset-Backed Securities: 1.5%
8,246,000	Americredit Automobile Receivables Trust 2018-1 C, 3.500%, 01/18/2024	8,500,820	0.1
5,950,000	Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	6,288,296	0.1
8,440,000	Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	8,946,073	0.1
5,750,000	AmeriCredit Automobile Receivables Trust 2019-3 C, 2.320%, 07/18/2025	5,935,713	0.1
5,050,000	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	5,248,960	0.1
8,300,000	AmeriCredit Automobile Receivables Trust 2020-1 D, 1.800%, 12/18/2025	8,470,950	0.1
3,650,000	AmeriCredit Automobile Receivables Trust 2020-3 A3, 0.530%, 06/18/2025	3,659,896	0.0
750,000	CarMax Auto Owner Trust 2017-4 D, 3.300%, 05/15/2024	763,148	0.0
1,500,000	Carmax Auto Owner Trust 2018-4 D, 4.150%, 04/15/2025	1,582,881	0.0
3,030,000	Exeter Automobile Receivables Trust 2020-3A C, 1.320%, 07/15/2025	3,065,392	0.0
6,150,000 (2)	Oscar US Funding XI LLC 2019-2A A4, 2.680%, 09/10/2026	6,418,303	0.1
4,493,850 (2)	Santander Consumer Auto Receivables Trust 2020-AA A, 1.370%, 10/15/2024	4,531,445	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
500,000	Santander Drive Auto Receivables Trust 2018-1 D, 3.320%, 03/15/2024	$509,127	0.0
9,100,000	Santander Drive Auto Receivables Trust 2018-4 D, 3.980%, 12/15/2025	9,447,646	0.1
2,850,000	Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	2,903,108	0.0
7,550,000	Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	7,793,046	0.1
9,600,000	Santander Drive Auto Receivables Trust 2020-1 B, 3.030%, 11/15/2024	9,883,757	0.1
12,400,000	Santander Drive Auto Receivables Trust 2020-2 C, 1.460%, 09/15/2025	12,574,588	0.1
4,550,000	Santander Drive Auto Receivables Trust 2020-2 D, 2.220%, 09/15/2026	4,673,771	0.1
4,150,000	Santander Drive Auto Receivables Trust 2020-3 C, 1.120%, 01/15/2026	4,184,681	0.0
9,850,000 (2)	Santander Retail Auto Lease Trust 2019-C A4, 1.930%, 11/20/2023	10,042,930	0.1
4,150,000 (2)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	4,197,002	0.0
18,750,000 (2)	Toyota Auto Loan Extended Note Trust 2020-1A A, 1.350%, 05/25/2033	19,040,055	0.2
		148,661,588	1.5
	Credit Card Asset-Backed Securities: 0.0%
600,000	Synchrony Credit Card Master Note Trust 2017-2 C, 3.010%, 10/15/2025	620,187	0.0

	Home Equity Asset-Backed Securities: 0.2%
3,278,862 (2)(3)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	3,261,698	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities (continued)
6,120,081	Freddie Mac Structured Pass Through Certificates T-31 A7, 0.359%, (US0001M + 0.250)%, 05/25/2031	$6,100,069	0.1
5,246,196 (3)	GSAA Home Equity Trust 2006-4 4A3, 3.067%, 03/25/2036	4,208,523	0.1
3,266,783 (3)	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	1,901,348	0.0
205,426 (3)	HSI Asset Loan Obligation Trust 2007-WF1 A6, 4.802%, 12/25/2036	172,098	0.0
712,985	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 0.429%, (US0001M + 0.160)%, 02/25/2037	685,194	0.0
865,116	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 0.569%, (US0001M + 0.230)%, 02/25/2037	822,622	0.0
2,356,521 (3)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	2,555,833	0.0
		19,707,385	0.2
	Other Asset-Backed Securities: 12.3%
6,750,000 (2)	AIG CLO 2021-1A C, 1.944%, (US0003M + 1.750)%, 04/22/2034	6,750,695	0.1
8,850,000 (2)	Aimco CLO 11 Ltd. 2020-11A A2, 1.525%, (US0003M + 1.300)%, 10/15/2031	8,859,646	0.1
2,444,161 (2)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	2,407,654	0.0
10,000,000 (2)	Allegany Park CLO Ltd. 2019-1A A, 1.554%, (US0003M + 1.330)%, 01/20/2033	10,015,430	0.1
1,063,931 (2)(3)(4)(5)	American Homes 4 Rent 2015-SFR1 XS, 3.230%, 04/17/2052	—	—
1,850,000 (2)	AMMC CLO 16 Ltd. 2015-16A CR2, 2.137%, (US0003M + 1.950)%, 04/14/2029	1,832,149	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
9,975,646 (2)	AMMC CLO 15 Ltd. 2014-15A ARR, 1.501%, (US0003M + 1.260)%, 01/15/2032	$9,976,613	0.1
3,900,000 (2)	Apidos CLO XII 2013-12A AR, 1.321%, (US0003M + 1.080)%, 04/15/2031	3,898,662	0.0
500,000 (2)	Apidos CLO XII 2013-12A CR, 2.041%, (US0003M + 1.800)%, 04/15/2031	500,023	0.0
20,000,000 (2)	Apidos CLO XXXII 2019-32A A1, 1.544%, (US0003M + 1.320)%, 01/20/2033	20,032,500	0.2
11,400,000 (2)	Apidos CLO XXXIII 2020-33A A, 1.918%, (US0003M + 1.700)%, 07/24/2031	11,422,105	0.1
10,000,000 (2)	Apidos CLO XXXV 2021-35A C, 1.844%, (US0003M + 1.650)%, 04/20/2034	9,983,310	0.1
4,427,750 (2)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/07/2049	4,566,633	0.0
2,039,750 (2)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/07/2049	2,153,878	0.0
3,094,368 (2)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	3,177,089	0.0
5,586,017 (2)	Aqua Finance Trust 2020-AA A, 1.900%, 07/17/2046	5,642,858	0.1
7,263,500 (2)	Arbys Funding LLC 2020-1A A2, 3.237%, 07/30/2050	7,445,541	0.1
10,000,000 (2)	ARES XLVI CLO Ltd. 2017-46A A2, 1.471%, (US0003M + 1.230)%, 01/15/2030	9,981,180	0.1
3,890,000 (2)	Babson CLO Ltd. 2017-1A A2, 1.573%, (US0003M + 1.350)%, 07/18/2029	3,890,089	0.0
6,361,000 (2)	Babson CLO Ltd. 2018-3A A2, 1.524%, (US0003M + 1.300)%, 07/20/2029	6,360,981	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,650,000 (2)	Bain Capital Credit CLO 2017-1A A2, 1.574%, (US0003M + 1.350)%, 07/20/2030	$1,650,087	0.0
9,600,000 (2)	Bardot CLO Ltd. 2019-2A A2, 1.872%, (US0003M + 1.650)%, 10/22/2032	9,624,432	0.1
3,750,000 (2)	Barings Clo Ltd. 2019-4A C, 3.041%, (US0003M + 2.800)%, 01/15/2033	3,764,126	0.0
4,250,000 (2)	Beechwood Park CLO Ltd. 2019-1A A1, 1.553%, (US0003M + 1.330)%, 01/17/2033	4,264,089	0.0
6,500,000 (2)	Benefit Street Partners CLO IV Ltd. 2014-IVA BRRR, 2.344%, (US0003M + 2.150)%, 01/20/2032	6,467,006	0.1
13,900,000 (2)	Benefit Street Partners CLO Ltd. 2021-23A A1, 1.274%, (US0003M + 1.080)%, 04/25/2034	13,900,000	0.1
4,600,000 (2)	Benefit Street Partners CLO Ltd. 2021-23A C, 2.394%, (US0003M + 2.200)%, 04/25/2034	4,600,000	0.0
15,250,000 (2)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 1.424%, (US0003M + 1.200)%, 01/20/2031	15,213,888	0.2
11,560,000 (2)	Benefit Street Partners CLO X Ltd. 2016-10A BRR, 2.391%, (US0003M + 2.150)%, 04/20/2034	11,493,761	0.1
2,500,000 (2)	Benefit Street Partners CLO XII Ltd. 2017-12A A1, 1.491%, (US0003M + 1.250)%, 10/15/2030	2,500,695	0.0
5,000,000 (2)	Benefit Street Partners CLO XIV Ltd. 2018-14A A2, 1.374%, (US0003M + 1.150)%, 04/20/2031	4,965,700	0.1
17,350,000 (2)	Benefit Street Partners CLO XIX Ltd. 2019-19A A, 1.591%, (US0003M + 1.350)%, 01/15/2033	17,385,012	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
5,350,000 (2)	BlueMountain CLO Ltd. 2021-28A C, 2.113%, (US0003M + 2.000)%, 04/15/2034	$5,323,748	0.1
6,500,000 (2)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	6,815,312	0.1
7,570,000 (2)	Broad River BSL Funding CLO 2020-1A A, 2.074%, (US0003M + 1.850)%, 04/20/2029	7,572,619	0.1
10,000,000 (2)	Carbone CLO Ltd. 2017-1A A1, 1.363%, (US0003M + 1.140)%, 01/20/2031	10,002,370	0.1
689,945 (2)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 1.244%, (US0003M + 1.050)%, 05/15/2031	689,699	0.0
3,250,000 (2)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 1.353%, (US0003M + 1.130)%, 04/17/2031	3,227,429	0.0
11,000,000 (2)	CARLYLE US CLO 2017-3A BR Ltd., 2.194%, (US0003M + 2.000)%, 07/20/2029	10,964,305	0.1
3,530,000 (2)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 1.473%, (US0003M + 1.250)%, 10/17/2030	3,530,176	0.0
37,149	Chase Funding Trust Series 2003-5 2A2, 0.709%, (US0001M + 0.600)%, 07/25/2033	35,936	0.0
4,050,000 (2)	CIFC Funding 2013-2A A1LR, 1.436%, (US0003M + 1.210)%, 10/18/2030	4,050,826	0.0
2,150,000 (2)	CIFC Funding 2017-2A C, 2.574%, (US0003M + 2.350)%, 04/20/2030	2,150,344	0.0
7,400,000 (2)	CIFC Funding 2017-4 A1, 1.468%, (US0003M + 1.250)%, 10/24/2030	7,400,511	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,000,000 (2)	CIFC Funding 2017-5A A1, 1.403%, (US0003M + 1.180)%, 11/16/2030	$3,000,468	0.0
8,750,000 (2)	CIFC Funding 2018-1A A Ltd., 1.223%, (US0003M + 1.000)%, 04/18/2031	8,750,446	0.1
11,380,000 (2)	CIFC Funding 2019-6A A1 Ltd., 1.553%, (US0003M + 1.330)%, 01/16/2033	11,400,211	0.1
3,000,000 (2)	CIFC Funding 2019-6A A2 Ltd., 1.973%, (US0003M + 1.750)%, 01/16/2033	3,013,080	0.0
6,000,000 (2)	CIFC Funding 2020-3A A2 Ltd., 1.805%, (US0003M + 1.600)%, 10/20/2031	6,014,766	0.1
7,300,000 (2)	CIFC Funding 2021-IA A1 Ltd., 1.246%, (US0003M + 1.110)%, 04/25/2033	7,300,752	0.1
3,149,000 (2)	CLI Funding VI LLC 2020-1A A, 2.080%, 09/18/2045	3,147,539	0.0
10,000,000 (2)	CLI Funding VIII LLC 2021-1A A, 1.640%, 02/18/2046	9,793,489	0.1
3,700,000	CNH Equipment Trust 2020-A A4, 1.510%, 04/15/2027	3,781,912	0.0
7,425,000	Countrywide Asset-Backed Certificates 2005-AB2 M1, 0.814%, (US0001M + 0.705)%, 09/25/2035	7,352,095	0.1
8,598,936	Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 0.259%, (US0001M + 0.150)%, 10/25/2036	7,939,732	0.1
4,678,750 (2)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	5,070,182	0.1
2,413,250 (2)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	2,562,070	0.0
4,200,000 (2)	Deer Creek Clo Ltd. 2017-1A A, 1.404%, (US0003M + 1.180)%, 10/20/2030	4,200,668	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
7,000,000 (2)	Dewolf Park Clo Ltd. 2017-1A A, 1.451%, (US0003M + 1.210)%, 10/15/2030	$7,000,098	0.1
630,500 (2)	Domino’s Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	634,026	0.0
2,590,375 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A211, 4.328%, 07/25/2048	2,798,008	0.0
6,781,500 (2)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	7,146,729	0.1
5,733,000 (2)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	6,066,264	0.1
2,285,375 (2)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	2,437,632	0.0
6,400,000 (2)	Dryden 49 Senior Loan Fund 2017-49A CR, 2.244%, (US0003M + 2.050)%, 07/18/2030	6,400,000	0.1
11,400,000 (2)	Dryden 75 CLO Ltd. 2019-75A CR2, 1.994%, (US0003M + 1.800)%, 04/15/2034	11,401,129	0.1
8,850,000 (2)	Dryden 78 CLO Ltd. 2020-78A A, 1.403%, (US0003M + 1.180)%, 04/17/2033	8,853,708	0.1
6,660,000 (2)	Dryden Senior Loan Fund 2017-47A A2, 1.591%, (US0003M + 1.350)%, 04/15/2028	6,660,346	0.1
5,565,000 (2)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 1.394%, (US0003M + 1.200)%, 08/15/2030	5,566,436	0.1
8,000,000 (2)	Eaton Vance Clo 2015-1A A2R Ltd., 1.474%, (US0003M + 1.250)%, 01/20/2030	7,992,424	0.1
16,000,000 (2)	Elevation CLO 2014-2A A1R Ltd., 1.471%, (US0003M + 1.230)%, 10/15/2029	16,000,768	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
4,228,050 (2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	$4,416,704	0.0
2,500,000 (2)	Galaxy XV CLO Ltd. 2013-15A AR, 1.441%, (US0003M + 1.200)%, 10/15/2030	2,500,245	0.0
11,150,000 (2)	Galaxy XXI CLO Ltd. 2015-21A AR, 1.244%, (US0003M + 1.020)%, 04/20/2031	11,151,773	0.1
2,300,000 (2)	Gilbert Park CLO Ltd. 2017-1A A, 1.431%, (US0003M + 1.190)%, 10/15/2030	2,300,062	0.0
7,000,000 (2)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 1.374%, (US0003M + 1.150)%, 11/28/2030	7,000,763	0.1
3,909,829 (2)	Helios Issuer LLC 2021-A A4, 1.800%, 02/20/2048	3,873,647	0.0
4,534,184 (2)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	4,878,444	0.1
994,245 (2)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	1,042,602	0.0
956,538 (2)	HERO Funding Trust 2016-2A A, 3.750%, 09/20/2041	988,505	0.0
2,446,424 (2)	HERO Funding Trust 2016-4A A2, 4.290%, 09/20/2047	2,553,247	0.0
7,750,000 (2)	Jay Park CLO Ltd. 2016-1A BR, 2.224%, (US0003M + 2.000)%, 10/20/2027	7,751,767	0.1
4,009,186 (2)	JG Wentworth XLII LLC 2018-2A A, 3.960%, 10/15/2075	4,408,881	0.0
2,867,488 (2)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	3,042,697	0.0
20,900,000 (2)	Kayne CLO 6 Ltd. 2019-6A A1, 1.604%, (US0003M + 1.380)%, 01/20/2033	20,944,162	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
6,000,000 (2)	Kayne CLO 6 Ltd. 2019-6A A2, 2.074%, (US0003M + 1.850)%, 01/20/2033	$6,031,212	0.1
4,250,000 (2)	Kayne CLO 7 Ltd. 2020-7A A1, 1.423%, (US0003M + 1.200)%, 04/17/2033	4,252,677	0.0
7,130,000 (2)	Kayne CLO I Ltd. 2018-1A CR, 1.918%, (US0003M + 1.750)%, 07/15/2031	7,125,815	0.1
6,000,000 (2)(8)	KKR CLO 21 A Ltd., 1.241%, (US0003M + 1.000)%, 04/15/2031	5,981,388	0.1
6,000,000 (2)	LCM 26A A2 Ltd., 1.474%, (US0003M + 1.250)%, 01/20/2031	5,991,876	0.1
11,237,000 (2)	LCM XIV L.P. 14A AR, 1.263%, (US0003M + 1.040)%, 07/20/2031	11,238,169	0.1
5,000,000 (2)	LCM XVIII L.P. 18A A2R, 1.444%, (US0003M + 1.220)%, 04/20/2031	4,988,365	0.1
11,900,000 (2)	LCM XXIV Ltd. 24A CR, 2.094%, (US0003M + 1.900)%, 03/20/2030	11,862,134	0.1
8,243,547 (2)	Loanpal Solar Loan 2020-2GF A Ltd., 2.750%, 07/20/2047	8,379,961	0.1
7,402,242 (2)	Loanpal Solar Loan 2021-1 1GS A Ltd., 2.290%, 01/20/2048	7,424,718	0.1
11,350,000 (2)	Loanpal Solar Loan 2021-2GS A Ltd., 2.220%, 03/20/2048	11,375,367	0.1
6,150,000 (2)	Madison Park Funding XLVIII Ltd. 2021-48A C, 2.142%, (US0003M + 2.000)%, 04/19/2033	6,134,440	0.1
5,400,000 (2)	Madison Park Funding XV Ltd. 2014-15A B1R, 2.413%, (US0003M + 2.200)%, 01/27/2026	5,402,473	0.1
3,600,000 (2)	Madison Park Funding XXI Ltd. 2016-21A BR, 3.091%, (US0003M + 2.850)%, 10/15/2032	3,607,024	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,400,000 (2)	Madison Park Funding XXVII Ltd. 2018-27A B, 2.024%, (US0003M + 1.800)%, 04/20/2030	$1,395,911	0.0
13,050,000 (2)	Magnetite CLO Ltd. 2020-26A A, 1.991%, (US0003M + 1.750)%, 07/15/2030	13,075,239	0.1
13,150,000 (2)	Magnetite XXII Ltd. 2019-22A A2, 1.891%, (US0003M + 1.650)%, 04/15/2031	13,152,262	0.1
8,800,000 (2)	Magnetite XXVII Ltd. 2020-27A A1, 1.774%, (US0003M + 1.550)%, 07/20/2033	8,814,309	0.1
3,488,000 (2)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	3,577,596	0.0
500,000 (2)	Marlette Funding Trust 2019-2 A2A, 3.530%, 07/16/2029	510,106	0.0
4,200,000 (2)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	4,299,924	0.0
1,100,000 (2)(3)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	1,166,691	0.0
3,200,000 (2)(3)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	3,367,486	0.0
2,482,000 (2)(3)	Mill City Mortgage Trust 2015-2 B2, 3.657%, 09/25/2057	2,620,288	0.0
997,132 (2)	Mill City Solar Loan 2019-1A A Ltd., 4.340%, 03/20/2043	1,084,872	0.0
5,010,999 (2)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	5,299,838	0.1
3,953,493 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	4,272,688	0.0
6,464,240 (2)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	7,046,106	0.1
1,651,694 (2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	1,754,953	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
4,453,406 (2)	Mosaic Solar Loan Trust 2019-2A A, 2.880%, 09/20/2040	$4,662,242	0.1
6,637,822 (2)	Mosaic Solar Loan Trust 2020-1A B, 3.100%, 04/20/2046	6,936,371	0.1
13,036,049 (2)	Mosaic Solar Loan Trust 2020-2A A, 1.440%, 08/20/2046	12,732,416	0.1
5,450,000 (2)	Mosaic Solar Loan Trust 2021-1A B, 2.050%, 12/20/2046	5,384,677	0.1
2,426,223 (2)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	2,614,582	0.0
3,250,000 (2)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 2.676%, (US0003M + 2.450)%, 10/16/2032	3,257,176	0.0
12,250,000 (2)	Neuberger Berman Loan Advisers CLO 35 Ltd. 2019-35A A1, 1.563%, (US0003M + 1.340)%, 01/19/2033	12,270,825	0.1
2,200,000 (2)	Newark BSL CLO 1 Ltd. 2016-1A A1R, 1.313%, (US0003M + 1.100)%, 12/21/2029	2,198,361	0.0
14,050,000 (2)	Newark BSL CLO 2 Ltd. 2017-1A BR, 1.934%, (US0003M + 1.750)%, 07/25/2030	13,997,959	0.1
5,750,000 (2)	Oak Hill Credit Partners 2021-8A C, 2.088%, (US0003M + 1.900)%, 01/18/2034	5,740,783	0.1
16,650,000 (2)	Oaktree CLO 2020-1A A Ltd., 2.241%, (US0003M + 2.000)%, 07/15/2029	16,692,457	0.2
5,000,000 (2)	OCP CLO 2017-13A A1A Ltd., 1.501%, (US0003M + 1.260)%, 07/15/2030	5,000,365	0.1
11,000,000 (2)	OCP CLO 2020-18A A Ltd., 2.024%, (US0003M + 1.800)%, 04/20/2030	11,000,000	0.1
12,050,000 (2)	OCP CLO 2020-19 A A1 Ltd., 1.974%, (US0003M + 1.750)%, 07/20/2031	12,076,257	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
9,470,000 (2)	Octagon Investment Partners 30 Ltd. 2017-1A A1R, 1.224%, (US0003M + 1.000)%, 03/17/2030	$9,470,095	0.1
14,950,000 (2)	Octagon Investment Partners 30 Ltd. 2017-1A BR, 2.174%, (US0003M + 1.950)%, 03/17/2030	14,887,898	0.2
3,500,000 (2)	Octagon Investment Partners 32 Ltd. 2017-1A CR, 2.244%, (US0003M + 2.050)%, 07/15/2029	3,500,000	0.0
2,300,000 (2)	Octagon Investment Partners 48 Ltd. 2020-3A A, 1.732%, (US0003M + 1.500)%, 10/20/2031	2,304,756	0.0
3,000,000 (2)	Octagon Investment Partners Ltd. 2017-1A A2, 1.591%, (US0003M + 1.350)%, 07/15/2029	3,000,105	0.0
25,350,000 (2)	Octagon Investment Partners XIV Ltd. 2012-1A BRR, 2.210%, (US0003M + 2.100)%, 07/15/2029	25,267,207	0.3
4,060,000 (2)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 1.573%, (US0003M + 1.350)%, 07/19/2030	4,060,093	0.0
6,000,000 (2)	Octagon Investment Partners XXI Ltd. 2014-1A BR3, 1.944%, (US0003M + 1.750)%, 02/14/2031	6,000,594	0.1
21,243,110 (2)	Octagon Loan Funding Ltd. 2014-1A ARR, 1.369%, (US0003M + 1.180)%, 11/18/2031	21,245,872	0.2
10,700,000 (2)	OHA Credit Partners VII Ltd. 2012-7A CR3, 1.968%, (US0003M + 1.800)%, 02/20/2034	10,664,679	0.1
17,700,000 (2)	OHA Loan Funding 2015-1A A1R2 Ltd., 1.534%, (US0003M + 1.340)%, 11/15/2032	17,763,862	0.2
3,550,000 (2)	Palmer Square CLO 2014-1A A1R2 Ltd., 1.353%, (US0003M + 1.130)%, 01/17/2031	3,550,234	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
6,600,000 (2)	Palmer Square CLO 2015-2A A1R2 Ltd., 1.324%, (US0003M + 1.100)%, 07/20/2030	$6,592,298	0.1
10,000,000 (2)	Palmer Square CLO 2018-1A A1 Ltd., 1.253%, (US0003M + 1.030)%, 04/18/2031	10,001,460	0.1
5,800,000 (2)	Palmer Square CLO 2021-1A B Ltd., 1.894%, (US0003M + 1.700)%, 04/20/2034	5,795,145	0.1
450,118 (3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.638%, 01/25/2036	455,259	0.0
4,986,875 (2)	Primose Funding LLC 2019-1A A2, 4.475%, 07/30/2049	5,105,473	0.1
14,500,000 (2)	Riserva Clo Ltd. 2016-3A ARR, 1.254%, (US0003M + 1.060)%, 01/18/2034	14,505,220	0.1
1,655,249 (2)(3)	Sofi Consumer Loan Program 2016-4 C LLC, 5.920%, 11/25/2025	1,659,955	0.0
4,688,229 (2)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/2026	4,748,695	0.1
1,585,000 (2)	Sofi Consumer Loan Program 2017-6 B LLC, 3.520%, 11/25/2026	1,607,312	0.0
7,000,000 (2)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	7,220,879	0.1
6,084,237 (2)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	6,162,434	0.1
3,700,000 (2)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	3,821,934	0.0
9,950,000 (2)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	10,400,834	0.1
2,929,404 (2)	SoFi Consumer Loan Program 2018-4 B Trust, 3.960%, 11/26/2027	2,949,375	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (2)	SoFi Consumer Loan Program 2019-2 C Trust, 3.460%, 04/25/2028	$2,054,073	0.0
2,000,000 (2)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	2,077,611	0.0
4,100,000 (2)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	4,202,594	0.0
1,300,000 (2)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	1,328,675	0.0
341,834 (2)	Sonic Capital LLC 2018-1A A2, 4.026%, 02/20/2048	351,517	0.0
7,220,917 (2)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	7,514,360	0.1
20,950,000 (2)	Sound Point Clo XVI Ltd. 2017-2A CR, 2.394%, (US0003M + 2.200)%, 07/25/2030	20,949,204	0.2
22,060,000 (2)	Sound Point CLO XXV Ltd. 2019-4A A1A, 1.641%, (US0003M + 1.400)%, 01/15/2033	22,100,943	0.2
7,904,863 (2)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	7,925,535	0.1
4,737,048 (2)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	5,215,623	0.1
4,376,637 (2)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	4,682,154	0.1
8,450,000 (2)	Symphony CLO XXVI Ltd. 2021-26A CR, 2.109%, (US0003M + 2.000)%, 04/20/2033	8,411,586	0.1
6,011,625 (2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	6,596,060	0.1
13,150,000 (2)	TCW CLO 2021-1A C Ltd., 2.009%, (US0003M + 1.900)%, 03/18/2034	13,128,197	0.1
7,200,000 (2)	TES LLC 2017-1A B, 7.740%, 10/20/2047	7,114,231	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
6,109,000 (2)	Textainer Marine Containers VII Ltd. 2021-1A A, 1.680%, 02/20/2046	$5,945,906	0.1
6,788,938 (2)	THL Credit Wind River 2013-2A AR CLO Ltd., 1.453%, (US0003M + 1.230)%, 10/18/2030	6,788,917	0.1
12,250,000 (2)	THL Credit Wind River 2016-2A A1R CLO Ltd., 1.395%, (US0003M + 1.190)%, 11/01/2031	12,250,527	0.1
7,500,000 (2)	Tiaa Clo III Ltd. 2017-2A A, 1.373%, (US0003M + 1.150)%, 01/16/2031	7,458,262	0.1
1,400,000 (2)(3)	Towd Point Mortgage Trust 2015-2 1B1, 3.505%, 11/25/2060	1,477,703	0.0
2,640,000 (2)(3)	Towd Point Mortgage Trust 2015-2 2B2, 4.100%, 11/25/2057	2,850,637	0.0
4,346,000 (2)(3)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	4,578,490	0.1
3,200,000 (2)(3)	Towd Point Mortgage Trust 2017-1 M1, 3.750%, 10/25/2056	3,445,635	0.0
2,200,000 (2)(3)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	2,333,829	0.0
3,000,000 (2)	Trafigura Securitisation Finance PLC 2018-1A B, 4.290%, 03/15/2022	3,031,288	0.0
12,550,000 (2)	Triton Container Finance VIII LLC 2021-1A A, 1.860%, 03/20/2046	12,281,633	0.1
7,250,000 (2)	Venture XX CLO Ltd. 2015-20A CR, 2.141%, (US0003M + 1.900)%, 04/15/2027	7,250,450	0.1
12,000,000 (2)	Venture XXVIII CLO Ltd. 2017-28A A2, 1.334%, (US0003M + 1.110)%, 07/20/2030	11,982,732	0.1
1,935,000 (2)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,997,747	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,570,075 (2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	$3,776,358	0.0
10,000,000 (2)	Wind River 2021-1A C CLO Ltd., 2.144%, (US0003M + 1.950)%, 04/20/2034	9,925,740	0.1
		1,235,195,828	12.3
	Student Loan Asset-Backed Securities: 1.8%
498,392 (2)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	510,071	0.0
1,449,532 (2)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	1,490,754	0.0
2,136,539 (2)	Commonbond Student Loan Trust 2018-AGS A1, 3.210%, 02/25/2044	2,222,490	0.0
135,019 (2)	Commonbond Student Loan Trust 2018-A-GS C, 3.820%, 02/25/2044	137,068	0.0
4,253,380 (2)	Commonbond Student Loan Trust 2018-CGS A2, 0.909%, (US0001M + 0.800)%, 02/25/2046	4,212,706	0.0
7,143,905 (2)	Commonbond Student Loan Trust 2020-AGS A, 1.980%, 08/25/2050	7,253,742	0.1
269,372 (2)(3)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/2036	269,754	0.0
143,771 (2)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	144,034	0.0
452,715 (2)	Laurel Road Prime Student Loan Trust 2017-B A4, 3.020%, 08/25/2042	461,531	0.0
10,400,000 (2)	Laurel Road Prime Student Loan Trust 2020-A AFX, 1.400%, 11/25/2050	10,357,940	0.1
7,490,131 (2)	Navient Private Education Refi Loan Trust 2019-A A2A, 3.420%, 01/15/2043	7,696,912	0.1
6,248,130 (2)	Navient Private Education Refi Loan Trust 2020-DA A, 1.690%, 05/15/2069	6,314,271	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
7,318,158 (2)	Navient Private Education Refi Loan Trust 2020-FA A, 1.220%, 07/15/2069	$7,354,239	0.1
7,624,856 (2)	Navient Private Education Refi Loan Trust 2020-GA A, 1.170%, 09/16/2069	7,657,916	0.1
2,700,000 (2)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	2,588,955	0.0
1,450,000 (2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,481,630	0.0
22,200,000 (2)	SMB Private Education Loan Trust 2020-PTA A2A, 1.600%, 09/15/2054	22,365,443	0.2
4,100,000 (2)(3)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	4,283,195	0.1
3,000,000 (2)(3)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	3,108,955	0.0
3,900,000 (2)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	4,021,942	0.0
3,250,000 (2)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	3,402,023	0.0
8,000,000 (2)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	8,394,742	0.1
11,554,167 (2)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	12,001,200	0.1
5,800,000 (2)	Sofi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	6,155,684	0.1
5,398,665 (2)	Sofi Professional Loan Program 2018-D A2FX Trust, 3.600%, 02/25/2048	5,624,993	0.1
6,000,000 (2)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	6,355,215	0.1
3,000,000 (2)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	3,120,616	0.0
19,943,683 (2)	Sofi Professional Loan Program 2019-C A2FX LLC, 2.370%, 11/16/2048	20,381,576	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
17,555,390 (2)	SoFi Professional Loan Program 2020-C AFX Trust, 1.950%, 02/15/2046	$17,841,276	0.2
		177,210,873	1.8
	Total Asset-Backed Securities
	(Cost $1,561,792,840)	1,581,395,861	15.8
SOVEREIGN BONDS: 3.0%
8,471,964 (6)	Argentine Republic Government International Bond, 0.125% (Step Rate @ 0.500% on 07/09/ 2021), 07/09/2030	2,851,239	0.0
1,819,735 (6)	Argentine Republic Government International Bond, 0.125% (Step Rate @ 1.125% on 07/09/2021), 07/09/2035	546,849	0.0
504,551	Argentine Republic Government International Bond, 1.000%, 07/09/2029	181,891	0.0
7,775,000	Brazilian Government International Bond, 3.875%, 06/12/2030	7,556,211	0.1
5,900,000 (1)	Brazilian Government International Bond, 4.625%, 01/13/2028	6,246,890	0.1
700,000	Brazilian Government International Bond, 6.000%, 04/07/2026	804,730	0.0
CNY 160,790,000	China Government Bond, 3.250%, 06/06/2026	24,758,073	0.3
1,000,000	Colombia Government International Bond, 3.125%, 04/15/2031	981,110	0.0
5,225,000	Colombia Government International Bond, 3.875%, 04/25/2027	5,611,075	0.1
COP 8,697,700,000	Colombian TES, 7.750%, 09/18/2030	2,499,974	0.0
2,500,000	Croatia Government International Bond, 5.500%, 04/04/2023	2,740,010	0.0
8,775,000 (2)	Dominican Republic International Bond, 4.500%, 01/30/2030	8,884,687	0.1
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
2,700,000 (2)	Dominican Republic International Bond, 4.875%, 09/23/2032	$2,760,750	0.0
1,100,000 (2)	Dominican Republic International Bond, 5.300%, 01/21/2041	1,084,875	0.0
300,000 (2)	Dominican Republic International Bond, 5.500%, 01/27/2025	330,000	0.0
270,000	Dominican Republic International Bond, 5.875%, 04/18/2024	290,844	0.0
900,000	Dominican Republic International Bond, 5.950%, 01/25/2027	1,014,750	0.0
300,000 (2)	Dominican Republic International Bond, 6.600%, 01/28/2024	338,250	0.0
4,825,000	Dominican Republic International Bond, 6.875%, 01/29/2026	5,611,475	0.1
250,000 (1)(2)	Egypt Government International Bond, 5.875%, 06/11/2025	264,610	0.0
1,500,000 (2)	Egypt Government International Bond, 5.875%, 02/16/2031	1,409,040	0.0
1,300,000	Egypt Government International Bond, 6.588%, 02/21/2028	1,336,751	0.0
9,150,000	Egypt Government International Bond, 7.500%, 01/31/2027	9,956,801	0.1
7,675,000 (2)	Egypt Government International Bond, 7.625%, 05/29/2032	7,878,387	0.1
1,240,000 (2)	Gabon Government International Bond, 6.625%, 02/06/2031	1,201,316	0.0
12,725,000 (2)	Ghana Government International Bond, 6.375%, 02/11/2027	12,329,367	0.1
IDR 132,518,000,000	Indonesia Treasury Bond, 8.375%, 04/15/2039	9,766,098	0.1
IDR 147,544,000,000	Indonesia Treasury Bond, 8.750%, 05/15/2031	11,516,457	0.1
EUR 2,800,000 (2)	Ivory Coast Government International Bond, 4.875%, 01/30/2032	3,209,412	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
4,009,085 (1)(3)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	$4,020,912	0.1
2,350,000 (2)	Jordan Government International Bond, 5.850%, 07/07/2030	2,399,223	0.0
1,000,000 (1)	Jordan Government International Bond, 6.125%, 01/29/2026	1,069,138	0.0
1,200,000 (2)	Kenya Government International Bond, 7.000%, 05/22/2027	1,278,438	0.0
3,000,000	Mexico Government International Bond, 3.750%, 04/19/2071	2,616,000	0.0
1,750,000	Mexico Government International Bond, 3.771%, 05/24/2061	1,552,906	0.0
600,000 (2)	Morocco Government International Bond, 4.250%, 12/11/2022	629,993	0.0
5,675,000 (2)	Morocco Government International Bond, 2.375%, 12/15/2027	5,503,933	0.1
5,850,000 (1)(2)	Morocco Government International Bond, 3.000%, 12/15/2032	5,498,380	0.1
1,450,000 (2)	Morocco Government International Bond, 4.000%, 12/15/2050	1,287,197	0.0
2,250,000	Morocco Government International Bond, 4.250%, 12/11/2022	2,362,473	0.0
850,000	Namibia International Bonds, 5.500%, 11/03/2021	864,102	0.0
3,400,000	Oman Government International Bond, 6.000%, 08/01/2029	3,543,524	0.0
2,350,000 (2)	Oman Government International Bond, 6.750%, 10/28/2027	2,599,981	0.0
5,250,000 (2)	Oman Government International Bond, 7.375%, 10/28/2032	5,836,688	0.1
693,000	Panama Government International Bond, 6.700%, 01/26/2036	935,068	0.0
1,000,000	Panama Government International Bond, 9.375%, 04/01/2029	1,465,610	0.0
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
600,000	Paraguay Government International Bond, 4.625%, 01/25/2023	$633,006	0.0
600,000 (2)	Paraguay Government International Bond, 4.625%, 01/25/2023	633,006	0.0
PEN 14,130,000	Peru Government Bond, 6.850%, 02/12/2042	4,036,053	0.1
PEN 14,102,000	Peru Government Bond, 6.900%, 08/12/2037	4,059,463	0.1
3,600,000 (1)(2)	Perusahaan Penerbit SBSN Indonesia III, 2.800%, 06/23/2030	3,612,240	0.1
2,675,000	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	2,956,009	0.0
4,000,000 (2)	Perusahaan Penerbit SBSN Indonesia III, 4.400%, 03/01/2028	4,497,740	0.1
3,375,000	Peruvian Government International Bond, 1.862%, 12/01/2032	3,079,266	0.0
2,525,000	Peruvian Government International Bond, 2.780%, 12/01/2060	2,090,751	0.0
PEN 31,906,000	Peruvian Government International Bond, 6.950%, 08/12/2031	9,886,177	0.1
4,450,000	Republic of South Africa Government International Bond, 4.300%, 10/12/2028	4,391,705	0.1
12,300,000	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	12,406,764	0.1
RON 19,250,000	Romania Government Bond, 3.250%, 04/29/2024	4,716,115	0.1
RON 40,950,000	Romania Government Bond, 5.800%, 07/26/2027	11,505,064	0.1
EUR 2,050,000 (2)	Romanian Government International Bond, 2.625%, 12/02/2040	2,390,413	0.0
3,600,000	Russian Foreign Bond - Eurobond, 4.250%, 06/23/2027	3,946,961	0.1
2,600,000	Russian Foreign Bond - Eurobond, 4.750%, 05/27/2026	2,917,733	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
5,200,000 (2)	Saudi Government International Bond, 2.250%, 02/02/2033	$4,905,316	0.1
1,750,000 (2)	Saudi Government International Bond, 3.250%, 10/22/2030	1,845,060	0.0
2,450,000 (1), (2)	Saudi Government International Bond, 3.450%, 02/02/2061	2,259,892	0.0
554,000	Saudi Government International Bond, 4.500%, 04/17/2030	639,741	0.0
2,925,000 (2)	Saudi Government International Bond, 4.500%, 04/17/2030	3,377,696	0.0
1,200,000	Sri Lanka Government International Bond, 6.350%, 06/28/2024	776,292	0.0
9,475,000	Turkey Government International Bond, 4.875%, 10/09/2026	8,767,502	0.1
1,000,000	Turkey Government International Bond, 5.125%, 02/17/2028	906,140	0.0
2,675,000	Turkey Government International Bond, 5.750%, 03/22/2024	2,656,048	0.0
1,000,000	Turkey Government International Bond, 6.125%, 10/24/2028	948,275	0.0
200,000	Turkey Government International Bond, 6.250%, 09/26/2022	203,434	0.0
1,700,000	Turkey Government International Bond, 6.375%, 10/14/2025	1,688,559	0.0
2,083,000	Turkey Government International Bond, 7.375%, 02/05/2025	2,155,609	0.0
500,000	Ukraine Government International Bond, 7.375%, 09/25/2032	504,236	0.0
1,500,000	Ukraine Government International Bond, 7.750%, 09/01/2023	1,620,000	0.0
10,400,000	Ukraine Government International Bond, 7.750%, 09/01/2025	11,329,313	0.1
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
1,890,000	Ukraine Government International Bond, 7.750%, 09/01/2026	$2,054,623	0.0
850,000	Ukraine Government International Bond, 7.750%, 09/01/2027	911,018	0.0
389,000	Ukraine Government International Bond, 9.750%, 11/01/2028	454,175	0.0
	Total Sovereign Bonds (Cost $304,546,410)	303,186,883	3.0
COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.7%
6,240,000 (2)	ACRE Commercial Mortgage 2021-FL4 C Ltd., 1.858%, (US0001M + 1.750)%, 12/18/2037	6,177,693	0.1
5,000,000 (2)	Alen 2021-ACEN C Mortgage Trust, 2.356%, (US0001M + 2.250)%, 04/15/2038	5,016,207	0.1
5,310,000 (2)(9)	BAMLL Re-REMIC Trust 2015-FRR11 CK25, 0.000%, 09/27/2045	4,989,833	0.1
10,647,000 (2)(3)	BAMLL Re-REMIC Trust 2016-FRR16 B, 0.393%, 05/27/2021	10,592,105	0.1
34,937,330 (3)(5)	BANK 2017-BNK4 XA, 1.397%, 05/15/2050	2,145,163	0.0
167,655,000 (3)(5)	BANK 2017-BNK8 XB, 0.175%, 11/15/2050	1,898,173	0.0
202,377,295 (3)(5)	BANK 2018-BNK14 XA, 0.514%, 09/15/2060	6,032,725	0.1
19,110,000 (2)(3)(5)	BANK 2018-BNK14 XD, 1.604%, 09/15/2060	2,042,668	0.0
24,549,539 (3)(5)	BANK 2019-BNK16 XA, 0.961%, 02/15/2052	1,512,458	0.0
5,210,000 (2)	BANK 2019-BNK18 D, 3.000%, 05/15/2062	4,774,828	0.1
6,580,000 (3)	Bank 2019-BNK19 C, 4.033%, 08/15/2061	7,056,571	0.1
100,230,245 (3)(5)	Bank 2019-BNK19 XA, 0.959%, 08/15/2061	6,841,466	0.1
6,282,708 (3)(5)	BANK 2020-BNK30 XA, 1.344%, 12/10/2053	622,313	0.0
92,840,000 (2)(3)(5)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	2,407,211	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,670,000 (2)	BBCMS 2020-BID D Mortgage Trust, 4.736%, (US0001M + 4.630)%, 10/15/2037	$3,721,379	0.0
2,620,000 (2)(3)	BENCHMARK 2018-B3 D Mortgage Trust, 3.056%, 04/10/2051	2,370,755	0.0
54,294,626 (3)(5)	Benchmark 2019-B12 XA Mortgage Trust, 1.065%, 08/15/2052	3,506,396	0.0
7,470,000 (2)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	6,779,671	0.1
36,502,731 (3)(5)	Benchmark 2019-B9 XA Mortgage Trust, 1.043%, 03/15/2052	2,550,413	0.0
92,669,762 (3)(5)	Benchmark 2020-B17 XA Mortgage Trust, 1.419%, 03/15/2053	8,383,806	0.1
8,640,000 (2)	Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 08/15/2053	8,821,680	0.1
1,000,000 (2)	Benchmark 2020-B18 AGNF Mortgage Trust, 4.139%, 07/15/2053	1,011,635	0.0
110,552,020 (3)(5)	Benchmark 2020-B19 XA Mortgage Trust, 1.778%, 09/15/2053	12,399,548	0.1
60,360,669 (3)(5)	Benchmark 2020-B20 XA Mortgage Trust, 1.627%, 10/15/2053	6,774,555	0.1
47,656,930 (3)(5)	Benchmark 2020-B21 xa Mortgage Trust, 1.459%, 12/15/2053	5,288,823	0.1
11,041,000 (2)(9)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	8,134,738	0.1
8,000,000 (2)(3)	BMD2 Re-Remic Trust 2019-FRR1 5B13, 2.211%, 05/25/2052	6,909,054	0.1
5,414,000 (2)(3)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.526%, 05/25/2052	4,832,580	0.1
10,016,445 (2)	BX Commercial Mortgage Trust 2019-XL G, 2.406%, (US0001M + 2.300)%, 10/15/2036	10,031,476	0.1
10,756,627 (2)	BX Commercial Mortgage Trust 2019-XL J, 2.756%, (US0001M + 2.650)%, 10/15/2036	10,777,001	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
12,434,795 (2)	BX Commercial Mortgage Trust 2020-BXLP F, 2.106%, (US0001M + 2.000)%, 12/15/2036	$12,444,591	0.1
8,000,000 (2)	BX Commercial Mortgage Trust 2020-FOX F, 4.356%, (US0001M + 4.250)%, 11/15/2032	8,067,463	0.1
6,280,000 (2)	BX Commercial Mortgage Trust 2020-VKNG E, 2.206%, (US0001M + 2.100)%, 10/15/2037	6,295,629	0.1
4,000,000 (2)	BX Commercial Mortgage Trust 2021-IRON E, 2.456%, (US0001M + 2.350)%, 02/15/2038	4,017,368	0.0
6,000,000 (2)	BX Trust 2019-OC11 A, 3.202%, 12/09/2041	6,285,995	0.1
6,300,000 (2)(3)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	6,274,903	0.1
3,340,000 (3)	CCUBS Commercial Mortgage Trust 2017-C1 C, 4.392%, 11/15/2050	3,569,435	0.0
93,061,041 (3)(5)	CCUBS Commercial Mortgage Trust 2017-C1 XA, 1.006%, 11/15/2050	4,322,592	0.0
22,635,641 (3)(5)	CD 2016-CD1 Mortgage Trust XA, 1.409%, 08/10/2049	1,369,153	0.0
45,113,000 (2)(3)(5)	CD 2016-CD1 Mortgage Trust XB, 0.724%, 08/10/2049	1,597,560	0.0
33,325,529 (3)(5)	CD 2017-CD4 Mortgage Trust XA, 1.289%, 05/10/2050	1,875,924	0.0
5,738,874 (2)(3)	CFCRE Commercial Mortgage Trust 2011-C1 E, 6.896%, 04/15/2044	5,702,133	0.1
4,139,000 (3)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.110%, 11/10/2046	4,246,028	0.0
3,910,000 (2)(3)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.093%, 03/10/2047	4,132,991	0.0
7,745,000 (2)(3)	Citigroup Commercial Mortgage Trust 2016-C2 E, 0.091%, 08/10/2049	5,963,749	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
40,191,483 (3)(5)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.953%, 07/10/2049	$3,182,619	0.0
79,297,318 (3)(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.084%, 10/12/2050	4,044,076	0.0
3,940,000 (3)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.267%, 09/15/2050	4,219,624	0.0
39,872,296 (3)(5)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.902%, 09/15/2050	1,938,416	0.0
88,423,896 (3)(5)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.593%, 06/10/2051	3,808,444	0.0
7,480,000	Citigroup Commercial Mortgage Trust 2019-GC43 A4, 3.038%, 11/10/2052	7,905,610	0.1
5,000,000 (2)(3)	Citigroup Commercial Mortgage Trust 2020-420K E, 3.312%, 11/10/2042	4,662,509	0.1
27,568,653 (3)(5)	COMM 2012-CR2 XA, 1.620%, 08/15/2045	386,763	0.0
30,463,573 (3)(5)	COMM 2012-CR4 XA, 1.673%, 10/15/2045	616,808	0.0
27,260,000 (2)(3)(5)	COMM 2012-CR4 XB, 0.601%, 10/15/2045	247,559	0.0
46,905,145 (2)(3)(5)	COMM 2012-LC4 XA, 2.096%, 12/10/2044	422,714	0.0
4,640,000 (2)(3)	COMM 2013-CR10 E Mortgage Trust, 4.790%, 08/10/2046	4,264,275	0.0
9,645,000 (2)(3)	COMM 2013-CR10 F Mortgage Trust, 4.790%, 08/10/2046	8,553,320	0.1
108,605,432 (2)(3)(5)	COMM 2015-PC1 XA, 0.475%, 07/10/2050	1,534,910	0.0
920,000 (3)	COMM 2016-COR1 C, 4.368%, 10/10/2049	990,619	0.0
64,740,263 (3)(5)	COMM 2016-CR28 XA, 0.705%, 02/10/2049	1,712,102	0.0
35,844,182 (3)(5)	COMM 2017-COR2 XA, 1.161%, 09/10/2050	2,237,003	0.0
2,000,000 (2)(3)	COMM 2019-GC44 180B Mortgage Trust, 3.400%, 08/15/2057	1,936,168	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
8,261,000 (2)(3)	COMM 2020-CBM F Mortgage Trust, 3.633%, 11/13/2039	$7,688,099	0.1
15,420,000 (2)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 2.756%, (US0001M + 2.650)%, 05/15/2036	15,454,271	0.2
4,100,000 (2)(3)	Credit Suisse Mortgage Capital Certificates 2020-NET C, 3.526%, 08/15/2037	4,249,329	0.0
5,421,000(3)	CSAIL 2015-C2 C Commercial Mortgage Trust, 4.190%, 06/15/2057	5,203,901	0.1
4,340,000 (2)(3)	CSAIL 2017-CX10 D Commercial Mortgage Trust, 4.110%, 11/15/2050	3,895,390	0.0
19,066,000 (3)	CSAIL 2018-CX11 A5 Commercial Mortgage Trust, 4.033%, 04/15/2051	21,215,947	0.2
5,848,000 (2)	CSWF 2018-TOP E, 2.356%, (US0001M + 2.250)%, 08/15/2035	5,835,122	0.1
5,528,000 (2)	CSWF 2018-TOP F, 2.856%, (US0001M + 2.750)%, 08/15/2035	5,502,254	0.1
4,460,000 (2)(3)	DBJPM 16-C3 Mortgage Trust, 3.490%, 08/10/2049	3,565,585	0.0
5,000,000 (2)(3)	DBUBS 2011-LC2 E Mortgage Trust, 5.615%, 07/10/2044	4,204,275	0.0
12,519,000 (2)	DBUBS 2011-LC2A F Mortgage Trust, 3.765%, (US0001M + 3.650)%, 07/10/2044	9,392,903	0.1
7,403,001 (2)	DBWF 2018-GLKS A Mortgage Trust, 1.140%, (US0001M + 1.030)%, 12/19/2030	7,411,437	0.1
4,480,000 (2)	Exantas Capital Corp. 2019-RSO7 C Ltd., 2.158%, (US0001M + 2.050)%, 04/15/2036	4,458,087	0.0
4,500,000 (2)(3)	Fontainebleau Miami Beach Trust 2019-FBLU F, 3.963%, 12/10/2036	4,547,297	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
15,909,162	Freddie Mac Multifamily 2021-ML08-X-US Certificates Sustainability Bonds, 1.846%, 07/25/2037	$2,963,618	0.0
42,047,111 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.872%, 05/25/2040	839,895	0.0
31,879,545 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.592%, 05/25/2041	1,024,000	0.0
9,786,452 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K106 X1, 1.355%, 01/25/2030	1,008,318	0.0
23,399,246 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K107 X1, 1.690%, 03/25/2030	3,054,030	0.0
68,857,906 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K109 X1, 1.583%, 04/25/2030	8,370,078	0.1
110,919,008 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K118 X1, 0.962%, 09/25/2030	8,608,779	0.1
101,521,276 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K119 X1, 0.933%, 09/25/2030	7,620,451	0.1
41,091,256 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K123 X1, 0.775%, 12/01/2030	2,620,032	0.0
13,377,557 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K-1516 X1, 1.512%, 05/25/2035	2,212,701	0.0
223,355,545 (3)(5)	Freddie Mac Multifamily Structured Pass Through Certificates KHG2 X, 0.304%, 02/25/2030	5,056,099	0.1
78,491,244 (3)(5)	Freddie Mac Multifamily Structured Pass Through CertificatesK151 X1, 0.403%, 04/25/2030	2,201,734	0.0
182,384,386 (2)(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	63,251	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
17,019,778 (2)	FREMF Mortgage Trust 2018-KBF2 C, 4.619%, (US0001M + 4.500)%, 10/25/2025	$17,034,425	0.2
6,000,000 (2)	FREMF Mortgage Trust 2019-KBF3 C, 4.869%, (US0001M + 4.750)%, 01/25/2029	6,071,830	0.1
5,500,000 (2)	GCT Commercial Mortgage Trust 2021-GCT D, 2.456%, (US0001M + 2.350)%, 02/15/2023	5,512,650	0.1
3,812,061 (2)	Great Wolf Trust 2019-WOLF C, 1.739%, (US0001M + 1.633)%, 12/15/2036	3,781,486	0.0
4,400,000 (2)	GS Mortgage Securities Corp. II 2018-RIVR F, 2.206%, (US0001M + 2.100)%, 07/15/2035	4,059,363	0.0
12,770,000 (2)	GS Mortgage Securities Corp. Trust 2019-70P E, 2.306%, (US0001M + 2.200)%, 10/15/2036	12,459,070	0.1
6,140,000 (2)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	3,219,908	0.0
45,271,193 (3)(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.020%, 11/10/2046	1,009,661	0.0
63,265,108 (3)(5)	GS Mortgage Securities Trust 2014-GC22 XA, 0.980%, 06/10/2047	1,252,016	0.0
6,650,000	GS Mortgage Securities Trust 2014-GC24 A4, 3.666%, 09/10/2047	7,091,335	0.1
70,594,925 (3)(5)	GS Mortgage Securities Trust 2016-GS4 XA, 0.503%, 11/10/2049	1,715,901	0.0
69,535,149 (3)(5)	GS Mortgage Securities Trust 2017-GS6 XA, 1.032%, 05/10/2050	3,851,176	0.0
6,310,000	GS Mortgage Securities Trust 2019-GC38 A4, 3.968%, 02/10/2052	7,077,091	0.1
78,156,214 (3)(5)	GS Mortgage Securities Trust 2019-GC38 XA, 0.960%, 02/10/2052	4,999,887	0.1
13,220,000 (2)(3)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	13,343,908	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
10,120,000 (2)(3)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	$9,413,510	0.1
11,820,000	GS Mortgage Securities Trust 2019-GSA1 A4, 3.048%, 11/10/2052	12,455,031	0.1
7,690,000 (2)(3)	Hudson Yards 2019-55HY F Mortgage Trust, 2.943%, 12/10/2041	7,187,542	0.1
7,840,000 (2)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.889%, 01/15/2047	7,832,635	0.1
6,470,000 (2)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	5,004,966	0.1
10,614,778 (3)(5)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.737%, 04/15/2047	192,943	0.0
1,252,200 (3)(5)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 0.969%, 10/15/2048	38,212	0.0
2,400,000 (2)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.556%, 07/15/2046	2,385,129	0.0
4,500,000 (2)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	4,425,095	0.0
63,529,064 (3)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.466%, 06/15/2045	337,632	0.0
5,550,000 (2)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 E, 3.986%, 01/15/2046	5,457,486	0.1
16,560,000 (2)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 A4A2, 3.538%, 07/15/2047	17,143,747	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
87,661,121 (3)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.678%, 12/15/2049	$2,289,200	0.0
10,720,000 (2)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	10,402,310	0.1
6,363,797 (2)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.197%, 11/15/2045	6,291,581	0.1
5,000,000	JPMDB Commercial Mortgage Securities Trust 2019-COR6 A4, 3.057%, 11/13/2052	5,289,751	0.1
2,000,000 (2)	KNDL 2019-KNSQ F Mortgage Trust, 2.106%, (US0001M + 2.000)%, 05/15/2036	1,928,258	0.0
2,617,139 (2)(3)(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.413%, 11/15/2038	8,624	0.0
1,500,000 (2)	Life 2021-BMR F Mortgage Trust, 2.456%, (US0001M + 2.350)%, 03/15/2038	1,506,891	0.0
7,160,000 (2)(3)	LSTAR Commercial Mortgage Trust 2015-3 D, 3.173%, 04/20/2048	6,741,035	0.1
46,070,804 (2)(3)(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.985%, 03/10/2050	1,336,749	0.0
4,250,000 (2)(3)	Manhattan West 2020-1MW D, 2.335%, 09/10/2039	4,154,435	0.0
7,720,000 (2)(3)	Manhattan West 2020-1MW E, 2.335%, 09/10/2039	7,294,215	0.1
6,472,490 (2)	MBRT 2019-MBR H1, 4.106%, (US0001M + 4.000)%, 11/15/2036	6,315,524	0.1
3,400,000 (2)	Merit 2020-Hill E, 3.206%, (US0001M + 3.100)%, 08/15/2037	3,428,702	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
8,541,000 (2)	MF1 Multifamily Housing Mortgage Loan Trust 2021-FL5 D, 2.608%, (US0001M + 2.500)%, 07/15/2036	$8,537,778	0.1
4,340,000 (2)(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 D, 4.899%, 11/15/2046	3,951,306	0.0
72,156,064 (3)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.001%, 12/15/2047	2,127,413	0.0
3,470,000 (2)(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.901%, 04/15/2047	3,500,566	0.0
2,330,000 (2)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 D, 3.389%, 10/15/2047	2,080,142	0.0
14,914,000 (2)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	11,185,500	0.1
7,455,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	8,055,989	0.1
4,670,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	4,027,253	0.0
46,308,189 (3)(5)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.786%, 12/15/2050	2,030,484	0.0
6,130,000 (2)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	6,066,305	0.1
14,680,000 (2)	One Bryant Park Trust 2019-OBP A, 2.516%, 09/13/2049	14,857,202	0.2
2,210,000 (2)	Prima Capital CRE Securitization 2019-RK1 CD Ltd., 3.500%, 04/15/2038	2,212,103	0.0
110,000 (2)	Prima Capital CRE Securitization 2019-RK1 DD Ltd., 3.500%, 04/15/ 2038	109,042	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
7,680,000	UBS Commercial Mortgage Trust 2019-C17 A4, 2.921%, 09/15/2052	$7,981,475	0.1
5,280,000 (2)(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.470%, 12/10/2045	3,706,242	0.0
9,020,000 (2)(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.470%, 12/10/2045	4,938,258	0.1
6,000,000 (2)(9)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	5,390,830	0.1
80,119,835 (3)(5)	WFRBS Commercial Mortgage Trust 2014-C25 XA, 0.811%, 11/15/2047	1,955,861	0.0
3,270,000 (2)(3)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.673%, 11/15/2044	3,194,347	0.0
12,747,558 (2)(3)(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.784%, 08/15/2045	185,505	0.0
9,210,230 (2)(3)(5)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 1.874%, 11/15/2045	199,365	0.0
12,946,000 (2)(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.256%, 03/15/2045	9,659,101	0.1
3,920,000 (2)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	3,318,522	0.0
	Total Commercial Mortgage-Backed Securities
	(Cost $785,212,506)	772,110,359	7.7

	Value	Percentage of Net Assets
PURCHASED OPTIONS(10): 0.1%
Total Purchased Options
(Cost $4,707,893)	5,115,651	0.1
Total Long-Term Investments
(Cost $9,940,524,441)	10,119,203,654	101.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
	Commercial Paper: 0.7%
10,000,000	American Electric Power Co., 0.170%, 04/22/2021	$9,998,967	0.1
30,000,000	Dominion Resources, Inc., 0.180%, 04/28/2021	29,995,870	0.3
22,386,000	DuPont de Nemours, Inc., 0.210%, 05/17/2021	22,379,921	0.2
5,500,000	Old Line Funding LLC, 0.160%, 09/09/2021	5,496,040	0.1
	Total Commercial Paper
	(Cost $67,870,203)	67,870,798	0.7
	Repurchase Agreements: 1.6%
9,406,369 (11)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 03/31/21, 0.02%, due 04/01/21 (Repurchase Amount $9,406,374, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $9,594,496, due 06/01/21-04/01/51)	9,406,369	0.1
6,539,510 (11)	Bethesda Securities LLC, Repurchase Agreement dated 03/31/21, 0.05%, due 04/01/21 (Repurchase Amount $6,539,519, collateralized by various U.S. Government Agency Obligations, 1.500%-5.500%, Market Value plus accrued interest $6,670,300, due 01/01/25-10/01/50)	6,539,510	0.1
6,639,114 (11)	BNP Paribas S.A., Repurchase Agreement dated 03/31/21, 0.21%, due 04/01/21 (Repurchase Amount $6,639,152, collateralized by various U.S. Government Securities, 0.652%-8.125%, Market Value plus accrued interest $6,971,070, due 05/20/22-04/01/40)	6,639,114	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
38,319,113 (11)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/31/21, 0.02%, due 04/01/21 (Repurchase Amount $38,319,134, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $39,085,495, due 04/15/21-02/20/71)	$38,319,113	0.4
2,480,887 (11)	CF Secured LLC, Repurchase Agreement dated 03/31/21, 0.02%, due 04/01/21 (Repurchase Amount $2,480,888, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.682%, Market Value plus accrued interest $2,530,505, due 04/22/21-06/20/69)	2,480,887	0.0
6,384,535 (11)	Citadel Securities LLC, Repurchase Agreement dated 03/31/21, 0.06%, due 04/01/21 (Repurchase Amount $6,384,545, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $6,512,243, due 04/13/21-02/15/48)	6,384,535	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
22,014,908 (11)	Daiwa Capital Markets, Repurchase Agreement dated 03/31/21, 0.01%, due 04/01/21 (Repurchase Amount $22,014,914, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $22,455,208, due 05/04/21-04/01/51)	$22,014,908	0.2
1,936,217 (11)	ED&F Man Capital Markets Inc., Repurchase Agreement dated 03/31/21, 0.05%, due 04/01/21 (Repurchase Amount $1,936,220, collateralized by various U.S. Government Agency Obligations, 2.098%-5.000%, Market Value plus accrued interest $1,974,941, due 10/01/21-03/01/51)	1,936,217	0.0
1,449,730 (11)	Jefferies LLC, Repurchase Agreement dated 03/31/ 21, 0.01%, due 04/01/21 (Repurchase Amount $1,449,730, collateralized by various U.S. Government Securities, 0.000%-3.000%, Market Value plus accrued interest $1,478,725, due 05/15/21-08/15/48)	1,449,730	0.0
10,612,805 (11)	JVB Financial Group LLC, Repurchase Agreement dated 03/31/21, 0.05%, due 04/01/21 (Repurchase Amount $10,612,820, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $10,825,063, due 07/01/22-03/01/51)	10,612,805	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
12,112,927 (11)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 03/31/ 21, 0.03%, due 04/01/21 (Repurchase Amount $12,112,937, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.500%, Market Value plus accrued interest $12,355,198, due 06/01/21-02/20/71)	$12,112,927	0.1
7,303,553 (11)	Palafox Trading LLC, Repurchase Agreement dated 03/31/21, 0.06%, due 04/01/21 (Repurchase Amount $7,303,565, collateralized by various U.S. Government Securities, 0.625%-1.875%, Market Value plus accrued interest $7,471,202, due 01/31/22-02/15/41)	7,303,553	0.1
2,441,155 (11)	Royal Bank of Canada, Repurchase Agreement dated 03/31/21, 0.20%, due 04/01/21 (Repurchase Amount $2,441,168, collateralized by various U.S. Government Securities, 0.441%-10.200%, Market Value plus accrued interest $2,552,352, due 01/15/22-09/01/40)	2,441,155	0.0
29,492,706 (11)	State of Wisconsin Investment Board, Repurchase Agreement dated 03/31/21, 0.09%, due 04/01/21 (Repurchase Amount $29,492,779, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $30,082,661, due 07/15/23-02/15/48)	29,492,706	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,987,594 (11)	Stonex Financial Inc., Repurchase Agreement dated 03/31/21, 0.06%, due 04/01/21 (Repurchase Amount $2,987,599, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.875%-9.000%, Market Value plus accrued interest $3,047,346, due 04/25/21-02/20/71)	$2,987,594	0.0
	Total Repurchase Agreements
	(Cost $160,121,123)	160,121,123	1.6

Shares		Value	Percentage of Net Assets
	Mutual Funds(11): 0.5%
39,245,000 (11)(12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.010%	39,245,000	0.4
5,087,000 (11)(12)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.030%	5,087,000	0.0
5,087,000 (11)(12)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	5,087,000	0.1
	Total Mutual Funds (Cost $49,419,000)	49,419,000	0.5
	Total Short-Term Investments (Cost $277,410,326)	277,410,921	2.8
	Total Investments in Securities
	(Cost $10,217,934,767)	$10,396,614,575	104.0
	Liabilities in Excess of Other Assets	(395,596,336)	(4.0)
	Net Assets	$10,001,018,239	100.0
†
Unless otherwise indicated, principal amount is shown in USD.

 (1)
Security, or a portion of the security, is on loan.

 (2)
Securities with purchases pursuant to Rule 144A or section 4(a) (2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

 (3)
Variable rate security. Rate shown is the rate in effect as of March 31, 2021.

 (4)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

 (5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

 (6)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2021.

 (7)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

 (8)
Represents or includes a TBA transaction.

 (9)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

 (10)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

 (11)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

 (12)
Rate shown is the 7-day yield as of March 31, 2021.

Currency Abbreviations:
CNY
Chinese Yuan

COP
Colombian Peso

DKK
Danish Krone

EUR
EU Euro

IDR
Indonesian Rupiah

PEN
Peruvian Nuevo Sol

RON
Romanian New Leu

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

US0012M
12-month LIBOR

SOFR30A
30-Day Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2021
Asset Table
Investments, at fair value
Purchased Options	$—	$5,115,651	$—	$5,115,651
Corporate Bonds/Notes	—	3,906,653,042	—	3,906,653,042
Collateralized Mortgage Obligations	—	1,686,555,839	—	1,686,555,839
Asset-Backed Securities	—	1,581,395,861	—	1,581,395,861
Commercial Mortgage-Backed Securities	—	772,110,359	—	772,110,359
U.S. Government Agency Obligations	—	1,130,630,831	—	1,130,630,831
Sovereign Bonds	—	303,186,883	—	303,186,883
U.S. Treasury Obligations	—	733,555,188	—	733,555,188
Short-Term Investments	49,419,000	227,991,921	—	277,410,921
Total Investments, at fair value	$49,419,000	$10,347,195,575	$—	$10,396,614,575
Other Financial Instruments+
Forward Foreign Currency Contracts	—	2,404,575	—	2,404,575
Futures	7,740,309	—	—	7,740,309
Total Assets	$57,159,309	$10,349,600,150	$—	$10,406,759,459
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(157)	$—	$(157)
Futures	(28,318,591)	—	—	(28,318,591)
Written Options	—	(6,446,626)	—	(6,446,626)
Total Liabilities	$(28,318,591)	$(6,446,783)	$—	$(34,765,374)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2021, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN 201,960	USD 9,869	Barclays Bank PLC	04/09/21	$4
USD 9,431	MYR 38,391	Barclays Bank PLC	05/07/21	162
USD 23,294,709	EUR 19,335,457	BNP Paribas	04/09/21	616,648
USD 2,707,733	COP 9,740,012,710	Citibank N.A.	04/09/21	48,018
USD 217,653	BRL 1,183,486	Citibank N.A.	04/09/21	7,479
USD 25,454,698	CNY 165,280,589	Citibank N.A.	04/30/21	322,910
RUB 633,022	USD 8,469	Citibank N.A.	05/07/21	(129)
CLP 1,567,550	USD 2,115	Goldman Sachs International	04/09/21	60
USD 6,433,125	PEN 23,333,535	Goldman Sachs International	04/09/21	200,045
USD 6,402,126	PEN 23,333,535	HSBC Bank USA N.A.	04/09/21	169,046
ZAR 1,187	USD 78	HSBC Bank USA N.A.	05/07/21	2
USD 218	HUF 65,821	HSBC Bank USA N.A.	05/07/21	5
USD 205	TRY 1,549	HSBC Bank USA N.A.	05/07/21	22
USD 3,993,633	RON 16,214,406	JPMorgan Chase Bank N.A.	05/07/21	135,591
USD 3,993,358	RON 16,214,406	JPMorgan Chase Bank N.A.	05/07/21	135,316
USD 3,993,848	RON 16,214,406	JPMorgan Chase Bank N.A.	05/07/21	135,806
ILS 1,663	USD 506	JPMorgan Chase Bank N.A.	05/07/21	(8)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 3,993,889	RON 16,214,406	JPMorgan Chase Bank N.A.	05/07/21	135,847
USD 298	CZK 6,471	Morgan Stanley Capital Services LLC	05/07/21	7
PLN 1,479	USD 394	Morgan Stanley Capital Services LLC	05/07/21	(20)
USD 6,401,343	PEN 23,333,535	Standard Chartered Bank	04/09/21	168,263
USD 10,853,156	IDR 156,480,804,866	Standard Chartered Bank	05/07/21	165,048
USD 10,852,403	IDR 156,480,804,866	Standard Chartered Bank	05/07/21	164,295
PHP 5,077	USD 104	Standard Chartered Bank	05/07/21	1
				$2,404,418

At March 31, 2021, the following futures contracts were outstanding for Voya Intermediate Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 10-Year Note	14	06/21/21	$1,833,125	$(47,603)
U.S. Treasury 2-Year Note	967	06/30/21	213,442,585	(199,053)
U.S. Treasury 5-Year Note	571	06/30/21	70,460,508	(879,367)
U.S. Treasury Long Bond	1,950	06/21/21	301,457,813	(8,633,497)
U.S. Treasury Ultra Long Bond	2,163	06/21/21	391,976,156	(18,559,071)
			$979,170,187	$(28,318,591)
Short Contracts:
U.S. Treasury Ultra 10-Year Note	(2,537)	06/21/21	(364,535,188)	7,740,309
			$(364,535,188)	$7,740,309
At March 31, 2021, the following OTC purchased credit default swaptions were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Reference Entity (1)	Fixed Rate	Pay/ Receive Financing Rate	Strike Price	Expiration Date	Notional Amount	Cost	Fair Value
Put on 5-Year Credit Default Swap	JPMorgan Chase Bank N.A.	CDXNorthAmerican HighYieldIndex, Series 35,Version1	5.000%	Pay	105.500%	05/19/21	USD129,132,000	$994,907	$412,323
								$994,907	$412,323
At March 31, 2021, the following OTC purchased foreign currency options were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call USD vs. Put AUD	Citibank N.A.	06/16/21	0 .747	USD 401,666,000	$3,712,986	$4,703,328
					$3,712,986	$4,703,328
At March 31, 2021, the following OTC written foreign currency options were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call USD vs. Put AUD	Citibank N.A.	04/15/21	0 .768	USD 228,773,000	$1,894,770	$(4,233,595)
					$1,894,770	$(4,233,595)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

At March 31, 2021, the following OTC written interest rate swaptions were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Pay/Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap (2)	Barclays Bank PLC	Pay	1.720%	3-month USD-LIBOR	09/24/21	USD 136,458,000	$966,243	$(627,835)
Put on 10-Year Interest Rate Swap (3)	Barclays Bank PLC	Receive	2.720%	3-month USD-LIBOR	09/24/21	USD 36,458,000	1,189,793	(1,585,196)
							$2,156,036	$(2,213,031)

 (1)
Payments received quarterly.

 (2)
Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.

 (3)
Fund receives the exercise rate semi-annually and pays the floating rate index quarterly.

Currency Abbreviations
BRL  – Brazilian Real
CLP  – Chilean Peso
COP  – Colombian Peso
CNY  – Chinese Yuan
CZK  –  Czech Koruna
EUR  –  EU Euro
HUF  –  Hungarian Forint
IDR  –  Indonesian Rupiah
ILS  –  Israeli New Shekel
MXN  –  Mexican Peso
MYR  –  Malaysian Ringgit
PEN  –  Peruvian Nuevo Sol
PHP  –  Philippine Peso
PLN  –  Polish Zloty
RON  –  Romanian New Leu
RUB  –  Russian Ruble
TRY  –  Turkish Lira
USD  –  United States Dollar
ZAR  –  South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2021 as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Investments in securities at value*	$412,323
Foreign exchange contracts	Investments in securities at value*	4,703,328
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,404,575
Interest rate contracts	Variation margin receivable on futures contracts**	7,740,309
Total Asset Derivatives		$15,260,535
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$157
Interest rate contracts	Variation margin payable on futures contracts**	28,318,591
Interest rate contracts	Written options, at fair value	2,213,031
Foreign exchange contracts	Written options, at fair value	4,233,595
Total Liability Derivatives		$34,765,374

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day's unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

The effect of derivative instruments on the Fund's Statement of Operations for the year ended March 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$18,465,689	$304,505	$18,770,194
Equity contracts	(3,218,683)	—	(129,112)	—	—	(3,347,795)
Foreign exchange contracts	(17,706,941)	6,093,523	—	—	9,029,234	(2,584,184)
Interest rate contracts	(2,790,239)	—	(31,118,406)	(16,724,792)	8,638,041	(41,995,396)
Total	$(23,715,863)	$6,093,523	$(31,247,518)	$1,740,897	$17,971,780	$(29,157,181)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(582,584)	$—	$—	$(15,901,067)	$—	$(16,483,651)
Foreign exchange contracts	(7,868,018)	(12,338,909)	—	—	8,785,541	(11,421,386)
Interest rate contracts	—	—	(49,389,420)	—	(56,995)	(49,446,415)
Total	$(8,450,602)	$(12,338,909)	$(49,389,420)	$(15,901,067)	$8,728,546	$(77,351,452)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2021:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	Totals
Assets:
Purchased options	$—	$—	$4,703,328	$—	$—	$412,323	$—	$—	$5,115,651
Forward foreign currency contracts	166	616,649	378,406	200,105	169,075	542,560	7	497,607	2,404,575
Total Assets	$166	$616,649	$5,081,734	$200,105	$169,075	$954,883	$7	$497,607	$7,520,226
Liabilities:
Forward foreign currency contracts	$—	$—	$129	$—	$—	$8	$20	$—	$157
Written options	2,213,031		4,233,595						6,446,626
Total Liabilities	$2,213,031	$—	$4,233,724	$—	$—	$8	$20	$—	$6,446,783
Net OTC derivative instruments by counterparty, at fair value	$(2,212,865)	$616,649	$848,010	$200,105	$169,075	$954,875	$(13)	$497,607	$1,073,443
Total collateral pledged by the Fund/(Received from counterparty)	$1,670,000	$(540,000)	$(490,000)	$(200,105)	$(100,000)	$(954,875)	$—	$(340,000)	$(954,980)
Net Exposure (1)(2)	$(542,865)	$76,649	$358,010	$—	$69,075	$—	$(13)	$157,607	$118,463
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2021 (continued)

 (1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

 (2)
At March 31, 2021, the Fund had received $210,000, $1,240,000 and $860,000 in cash collateral from Goldman Sachs International, JPMorgan Chase Bank N.A. and Morgan Stanley Capital Services LLC, respectively. Excess cash collateral is not shown for financial reporting purposes.

At March 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $10,208,369,412.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$316,304,670
Gross Unrealized Depreciation	(151,794,261)
Net Unrealized Appreciation	$164,510,409
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 44.4%
	Basic Materials: 1.1%
210,000 (1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$210,175	0.1
29,000	Ashland LLC, 4.750%, 08/15/2022	30,142	0.0
300,000	CF Industries, Inc., 3.450%, 06/01/2023	313,316	0.2
231,000	Eastman Chemical Co., 3.500%, 12/01/2021	235,747	0.1
300,000	Freeport-McMoRan, Inc., 3.875%, 03/15/2023	312,999	0.1
126,000	Nucor Corp., 2.000%, 06/01/2025	129,389	0.1
500,000	Nutrien Ltd., 3.150%, 10/01/2022	516,274	0.2
300,000 (1)	SPCM SA, 4.875%, 09/15/2025	308,265	0.1
300,000 (1)	Tronox, Inc., 6.500%, 05/01/2025	322,125	0.2
		2,378,432	1.1
	Communications: 3.3%
230,000	Alibaba Group Holding Ltd., 2.800%, 06/06/2023	240,048	0.1
160,000	AMC Networks, Inc., 5.000%, 04/01/2024	162,200	0.1
195,000	AT&T, Inc., 1.700%, 03/25/2026	195,024	0.1
210,000	AT&T, Inc., 4.050%, 12/15/2023	229,546	0.1
249,000	Bell Canada, 0.750%, 03/17/2024	248,779	0.1
491,000	Booking Holdings, Inc., 4.100%, 04/13/2025	547,612	0.3
200,000	Comcast Corp., 3.950%, 10/15/2025	223,518	0.1
200,000	CSC Holdings LLC, 5.875%, 09/15/2022	211,556	0.1
311,000	Fox Corp., 4.030%, 01/25/2024	337,991	0.2
250,000	Hughes Satellite Systems Corp., 7.625%, 06/15/2021	253,188	0.1
248,000	Interpublic Group of Cos, Inc./The, 3.750%, 10/01/2021	252,169	0.1
250,000	Lumen Technologies, Inc., 6.450%, 06/15/2021	252,062	0.1
400,000 (1)	Netflix, Inc., 3.625%, 06/15/2025	427,080	0.2
360,000 (1)	NTT Finance Corp., 0.583%, 03/01/2024	358,813	0.2
250,000 (1)	Plantronics, Inc., 5.500%, 05/31/2023	251,528	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
250,000 (1)	Sirius XM Radio, Inc., 3.875%, 08/01/2022	$251,250	0.1
250,000 (1)	Sirius XM Radio, Inc., 4.625%, 07/15/2024	257,838	0.1
300,000	Sprint Communications, Inc., 6.000%, 11/15/2022	321,375	0.2
230,000 (1)	T-Mobile USA, Inc., 3.500%, 04/15/2025	248,372	0.1
250,000	T-Mobile USA, Inc., 4.000%, 04/15/2022	256,096	0.1
300,000 (1)	Univision Communications, Inc., 5.125%, 02/15/2025	304,313	0.2
232,000	Verizon Communications, Inc., 0.850%, 11/20/2025	227,195	0.1
178,000	Verizon Communications, Inc., 2.450%, 11/01/2022	182,845	0.1
249,000	Verizon Communications, Inc., 3.500%, 11/01/2024	270,406	0.1
400,000	Walt Disney Co/The, 4.000%, 10/01/2023	433,511	0.2
		6,944,315	3.3
	Consumer, Cyclical: 4.9%
128,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.250%, 05/15/2024	129,629	0.1
181,000 (1)	7-Eleven, Inc., 0.950%, 02/10/2026	176,437	0.1
265,000	American Honda Finance Corp., 2.050%, 01/10/2023	272,521	0.1
300,000 (1)	Avient Corp., 5.750%, 05/15/2025	319,125	0.2
125,000 (1)	BMW US Capital LLC, 0.800%, 04/01/2024	125,123	0.1
203,000 (1)	BMW US Capital LLC, 3.900%, 04/09/2025	223,987	0.1
514,000 (1)	Daimler Finance North America LLC, 3.400%, 02/22/2022	527,535	0.2
400,000 (1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/2025	412,750	0.2
160,000	Delta Air Lines 2019-1 Class A Pass Through Trust, 3.404%, 10/25/2025	161,365	0.1
141,313	Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	143,501	0.1
124,000 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	132,436	0.1
400,000	Ford Motor Credit Co. LLC, 5.584%, 03/18/2024	432,256	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
219,000	General Motors Financial Co., Inc., 1.700%, 08/18/2023	$223,166	0.1
300,000	Goodyear Tire & Rubber Co., 5.125%, 11/15/2023	301,410	0.1
300,000 (1)	Hilton Domestic Operating Co., Inc., 5.375%, 05/01/2025	316,500	0.1
300,000	KB Home, 7.625%, 05/15/2023	325,875	0.2
300,000	Lennar Corp., 4.500%, 04/30/2024	326,893	0.2
250,000 (1)	Lions Gate Capital Holdings LLC, 6.375%, 02/01/2024	257,970	0.1
300,000	MGM Resorts International, 6.000%, 03/15/2023	321,750	0.2
300,000 (1)	Navistar International Corp., 9.500%, 05/01/2025	330,187	0.2
200,000 (1)	Nissan Motor Acceptance Corp., 3.875%, 09/21/2023	213,382	0.1
214,000 (1)	Nissan Motor Co. Ltd., 3.522%, 09/17/2025	226,835	0.1
272,000	PACCAR Financial Corp., 0.350%, 08/11/2023	271,776	0.1
285,000 (1)	Panasonic Corp., 2.536%, 07/19/2022	291,742	0.1
558,000	Ross Stores, Inc., 4.600%, 04/15/2025	626,606	0.3
250,000 (1)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	252,812	0.1
250,000 (1)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/2024	268,750	0.1
400,000	Toll Brothers Finance Corp., 5.875%, 02/15/2022	411,000	0.2
200,000 (1)	Toyota Industries Corp., 3.110%, 03/12/2022	204,788	0.1
250,000	Toyota Motor Corp., 0.681%, 03/25/2024	250,053	0.1
400,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 06/15/2024	443,250	0.2
142,588	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	148,136	0.1
400,000 (1)	William Carter Co/The, 5.500%, 05/15/2025	427,368	0.2
344,000	WW Grainger, Inc., 1.850%, 02/15/2025	354,736	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
250,000 (1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.250%, 05/30/2023	$256,408	0.1
		10,108,058	4.9
	Consumer, Non-cyclical: 6.2%
490,000	AbbVie, Inc., 2.150%, 11/19/2021	495,563	0.2
245,000	AbbVie, Inc., 2.300%, 11/21/2022	252,165	0.1
272,000	AbbVie, Inc., 2.600%, 11/21/2024	287,323	0.1
85,000	AbbVie, Inc., 2.900%, 11/06/2022	88,175	0.0
198,000	AbbVie, Inc., 3.375%, 11/14/2021	201,645	0.1
241,000	AbbVie, Inc., 3.450%, 03/15/2022	246,592	0.1
300,000	ADT Security Corp./The, 4.125%, 06/15/2023	312,187	0.2
172,000	AmerisourceBergen Corp., 0.737%, 03/15/2023	172,172	0.1
149,000	Anheuser-Busch InBev Worldwide, Inc., 4.150%, 01/23/2025	165,671	0.1
195,000	Anthem, Inc., 2.375%, 01/15/2025	203,907	0.1
333,000	BAT International Finance PLC, 1.668%, 03/25/2026	329,831	0.2
300,000 (1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	307,860	0.2
202,000	Boston Scientific Corp., 1.900%, 06/01/2025	207,542	0.1
249,000	Bristol-Myers Squibb Co., 0.750%, 11/13/2025	245,387	0.1
275,000	Bunge Ltd. Finance Corp., 1.630%, 08/17/2025	275,347	0.1
254,000	Cardinal Health, Inc., 2.616%, 06/15/2022	260,061	0.1
81,000 (1)	Cargill, Inc., 1.375%, 07/23/2023	82,692	0.0
150,000	Cigna Corp., 1.250%, 03/15/2026	148,183	0.1
188,000	Constellation Brands, Inc., 3.200%, 02/15/2023	196,772	0.1
87,000	CVS Health Corp., 3.700%, 03/09/2023	92,355	0.0
490,000	DH Europe Finance II Sarl, 2.050%, 11/15/2022	502,580	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
200,000	Diageo Capital PLC, 1.375%, 09/29/2025	$201,986	0.1
188,000	Element Fleet Management Corp., 1.600%, 04/06/2024	187,780	0.1
111,000	Evernorth Health, Inc., 3.900%, 02/15/2022	114,158	0.1
712,000	General Mills, Inc., 3.150%, 12/15/2021	721,118	0.3
200,000	Gilead Sciences, Inc., 0.750%, 09/29/2023	200,252	0.1
127,000	Gilead Sciences, Inc., 2.500%, 09/01/2023	132,445	0.1
146,000	GlaxoSmithKline Capital PLC, 2.875%, 06/01/2022	149,815	0.1
252,000	Global Payments, Inc., 1.200%, 03/01/2026	248,251	0.1
141,000 (1)	Health Care Service Corp. A Mutual Legal Reserve Co., 1.500%, 06/01/2025	142,182	0.1
201,000	Hershey Co/The, 0.900%, 06/01/2025	199,350	0.1
235,000	Illumina, Inc., 0.550%, 03/23/2023	234,917	0.1
156,000	Johnson & Johnson, 0.550%, 09/01/2025	154,811	0.1
304,000	Keurig Dr Pepper, Inc., 3.551%, 05/25/2021	305,383	0.1
294,000	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	315,524	0.2
300,000	Laboratory Corp. of America Holdings, 3.600%, 02/01/2025	324,794	0.2
300,000	Molina Healthcare, Inc., 5.375%, 11/15/2022	315,124	0.2
247,000 (1)	Mylan, Inc., 3.125%, 01/15/2023	257,468	0.1
101,000	Mylan, Inc., 4.200%, 11/29/2023	109,050	0.1
108,000 (1)	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/2022	108,130	0.1
277,000	PayPal Holdings, Inc., 1.350%, 06/01/2023	282,048	0.1
235,000	PayPal Holdings, Inc., 2.200%, 09/26/2022	241,211	0.1
300,000 (1)	Pilgrim’s Pride Corp., 5.750%, 03/15/2025	306,555	0.1
300,000 (1)	Primo Water Holdings, Inc., 5.500%, 04/01/2025	308,715	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
450,000 (1)	Royalty Pharma PLC, 0.750%, 09/02/2023	$449,821	0.2
507,000 (1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	513,459	0.2
345,000	Stryker Corp., 0.600%, 12/01/2023	345,258	0.2
300,000	Teva Pharmaceutical Finance Co. BV, 3.650%, 11/10/2021	303,095	0.1
331,000 (1)	Viatris, Inc., 1.650%, 06/22/2025	332,500	0.2
297,000	Zoetis, Inc., 3.250%, 08/20/2021	300,144	0.1
		12,879,354	6.2
	Energy: 2.3%
54,000	BP Capital Markets America, Inc., 3.216%, 11/28/2023	57,622	0.0
318,000	Canadian Natural Resources Ltd., 2.050%, 07/15/2025	321,881	0.2
300,000	DCP Midstream Operating L.P., 3.875%, 03/15/2023	313,770	0.2
237,000	Diamondback Energy, Inc., 0.900%, 03/24/2023	237,180	0.1
629,000	Energy Transfer Operating L.P., 4.250%, 03/15/2023	664,364	0.3
243,000	Equinor ASA, 2.875%, 04/06/2025	259,662	0.1
130,000	Exxon Mobil Corp., 2.992%, 03/19/2025	139,408	0.1
437,000	Husky Energy, Inc., 3.950%, 04/15/2022	447,300	0.2
434,000	Kinder Morgan Energy Partners L.P., 5.000%, 10/01/2021	438,688	0.2
290,000	Marathon Petroleum Corp., 5.125%, 04/01/2024	292,535	0.1
125,000	MPLX L.P., 3.500%, 12/01/2022	130,484	0.1
498,000 (1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	517,066	0.3
121,000	Phillips 66, 3.850%, 04/09/2025	132,708	0.1
250,000	Pioneer Natural Resources Co., 1.125%, 01/15/2026	245,670	0.1
208,000	Valero Energy Corp., 1.200%, 03/15/2024	208,777	0.1
77,000	Valero Energy Corp., 2.850%, 04/15/2025	80,559	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
236,000	Williams Cos, Inc./The, 4.550%, 06/24/2024	$260,230	0.1
		4,747,904	2.3
	Financial: 18.0%
400,000 (1)	ABN AMRO Bank NV, 3.400%, 08/27/2021	404,996	0.2
216,000	Aflac, Inc., 1.125%, 03/15/2026	214,407	0.1
300,000	Ally Financial, Inc., 3.875%, 05/21/2024	324,311	0.2
183,000	American Express Co., 2.500%, 07/30/2024	193,295	0.1
506,000	American Express Co., 3.375%, 05/17/2021	506,467	0.2
209,000	American Express Co., 3.700%, 11/05/2021	212,615	0.1
145,000	American Express Co., 3.700%, 08/03/2023	155,266	0.1
349,000	American International Group, Inc., 3.750%, 07/10/2025	381,432	0.2
176,000	American Tower Corp., 3.500%, 01/31/2023	185,291	0.1
121,000	Ameriprise Financial, Inc., 3.000%, 04/02/2025	128,929	0.1
255,000	Assurant, Inc., 4.200%, 09/27/2023	276,280	0.1
127,000 (1)	Athene Global Funding, 2.550%, 06/29/2025	131,664	0.1
150,000 (1)	Aviation Capital Group LLC, 5.500%, 12/15/2024	167,860	0.1
400,000	Banco Santander SA, 3.500%, 04/11/2022	412,127	0.2
310,000 (2)	Bank of America Corp., 0.810%, 10/24/2024	310,925	0.2
207,000 (2)	Bank of America Corp., 0.981%, 09/25/2025	206,602	0.1
200,000 (2)	Bank of America Corp., 1.319%, 06/19/2026	199,512	0.1
183,000 (2)	Bank of America Corp., 2.015%, 02/13/2026	187,542	0.1
1,682,000 (2)	Bank of America Corp., 3.004%, 12/20/2023	1,749,941	0.8
103,000	Bank of Montreal, 3.300%, 02/05/2024	110,541	0.1
103,000	Bank of New York Mellon Corp./The, 1.600%, 04/24/2025	105,029	0.1
75,000	Bank of New York Mellon Corp./The, 2.950%, 01/29/2023	78,432	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
208,000	Bank of Nova Scotia/The, 0.550%, 09/15/2023	$208,118	0.1
255,000	Bank of Nova Scotia/The, 1.950%, 02/01/2023	262,211	0.1
260,000 (1)	Banque Federative du Credit Mutuel SA, 2.125%, 11/21/2022	267,282	0.1
200,000 (2)	Barclays PLC, 1.007%, 12/10/2024	199,914	0.1
500,000	BBVA USA, 3.500%, 06/11/2021	501,625	0.2
149,000	Berkshire Hathaway, Inc., 3.125%, 03/15/2026	162,319	0.1
800,000 (1)	BPCE SA, 2.750%, 01/11/2023	831,750	0.4
215,000	Brookfield Finance, Inc., 4.000%, 04/01/2024	233,680	0.1
252,000	Canadian Imperial Bank of Commerce, 0.500%, 12/14/2023	251,111	0.1
300,000	Canadian Imperial Bank of Commerce, 0.950%, 06/23/2023	302,755	0.1
170,000 (2)	Canadian Imperial Bank of Commerce, 2.606%, 07/22/2023	174,589	0.1
490,000	Capital One Financial Corp., 3.200%, 01/30/2023	513,233	0.2
138,000	Charles Schwab Corp./The, 0.750%, 03/18/2024	138,802	0.1
248,000	Charles Schwab Corp./The, 0.900%, 03/11/2026	244,907	0.1
345,000	Chubb INA Holdings, Inc., 2.875%, 11/03/2022	357,009	0.2
300,000	CIT Group, Inc., 5.000%, 08/15/2022	316,182	0.2
182,000 (2)	Citigroup, Inc., 1.678%, 05/15/2024	185,804	0.1
878,000	Citigroup, Inc., 2.900%, 12/08/2021	892,096	0.4
39,000 (2)	Citigroup, Inc., 3.106%, 04/08/2026	41,663	0.0
250,000	Citizens Bank NA/ Providence RI, 3.700%, 03/29/2023	265,015	0.1
300,000 (1)(2)	Cooperatieve Rabobank UA, 1.339%, 06/24/2026	297,729	0.1
769,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	810,004	0.4
250,000 (1)(2)	Credit Agricole SA/London, 1.907%, 06/16/2026	253,620	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
121,000	Credit Suisse AG/New York NY, 2.950%, 04/09/2025	$128,338	0.1
465,000	Credit Suisse AG/New York NY, 3.625%, 09/09/2024	504,163	0.2
400,000 (1)	Danske Bank A/S, 1.226%, 06/22/2024	403,966	0.2
220,000 (1)	Danske Bank A/S, 2.000%, 09/08/2021	221,599	0.1
305,000 (1),(2)	Danske Bank A/S, 3.001%, 09/20/2022	308,123	0.1
259,000 (2)	Deutsche Bank AG/New York NY, 2.222%, 09/18/2024	266,014	0.1
252,000	Discover Financial Services, 3.950%, 11/06/2024	274,844	0.1
260,000 (1)	DNB Bank ASA, 2.150%, 12/02/2022	268,196	0.1
300,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	306,442	0.1
182,000	Federal Realty Investment Trust, 3.950%, 01/15/2024	197,652	0.1
230,000 (1)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	236,630	0.1
257,000 (2)	Goldman Sachs Group, Inc./The, 0.673%, 03/08/2024	256,896	0.1
247,000 (2)	HSBC Holdings PLC, 1.645%, 04/18/2026	247,296	0.1
279,000 (2)	HSBC Holdings PLC, 2.099%, 06/04/2026	283,990	0.1
300,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 4.750%, 09/15/2024	312,000	0.2
503,000	ING Groep NV, 3.150%, 03/29/2022	516,936	0.2
273,000	Intercontinental Exchange, Inc., 0.700%, 06/15/2023	273,732	0.1
510,000	Intercontinental Exchange, Inc., 3.450%, 09/21/2023	544,293	0.3
252,000 (2)	JPMorgan Chase & Co., 0.563%, 02/16/2025	250,233	0.1
204,000 (2)	JPMorgan Chase & Co., 1.514%, 06/01/2024	208,300	0.1
131,000 (2)	JPMorgan Chase & Co., 2.083%, 04/22/2026	134,624	0.1
855,000 (2)	JPMorgan Chase & Co., 2.776%, 04/25/2023	875,842	0.4
698,000	JPMorgan Chase & Co., 3.200%, 01/25/2023	733,380	0.4
330,000 (2)	Lloyds Banking Group PLC, 0.695%, 05/11/2024	330,029	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
201,000	Lloyds Banking Group PLC, 3.000%, 01/11/2022	$204,967	0.1
91,000 (2)	Lloyds Banking Group PLC, 3.870%, 07/09/2025	99,108	0.0
256,000 (1)	LSEGA Financing PLC, 0.650%, 04/06/2024	255,360	0.1
290,000	Marsh & McLennan Cos, Inc., 4.050%, 10/15/2023	313,449	0.2
200,000	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	215,049	0.1
206,000 (2)	Mitsubishi UFJ Financial Group, Inc., 0.848%, 09/15/2024	206,284	0.1
200,000	Mitsubishi UFJ Financial Group, Inc., 1.412%, 07/17/2025	199,987	0.1
319,000	Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/2021	321,673	0.2
200,000	Mitsubishi UFJ Financial Group, Inc., 2.623%, 07/18/2022	205,626	0.1
515,000	Mizuho Financial Group, Inc., 0.818%, (US0003M + 0.630)%, 05/25/2024	517,533	0.2
200,000 (2)	Mizuho Financial Group, Inc., 0.849%, 09/08/2024	200,491	0.1
200,000 (2)	Mizuho Financial Group, Inc., 2.555%, 09/13/2025	209,361	0.1
1,100,000	Morgan Stanley, 3.750%, 02/25/2023	1,166,653	0.6
183,000	Morgan Stanley, 4.000%, 07/23/2025	203,207	0.1
556,000	Morgan Stanley, 5.500%, 07/28/2021	565,174	0.3
250,000	MUFG Union Bank NA, 2.100%, 12/09/2022	256,843	0.1
250,000 (2)	National Bank of Canada, 0.550%, 11/15/2024	249,462	0.1
250,000 (1)	National Securities Clearing Corp., 0.750%, 12/07/2025	244,119	0.1
129,000 (1)	National Securities Clearing Corp., 1.200%, 04/23/2023	131,031	0.1
206,000 (1)	Nationwide Building Society, 2.000%, 01/27/2023	211,855	0.1
432,000 (2)	Natwest Group PLC, 2.359%, 05/22/2024	445,939	0.2
200,000	Natwest Group PLC, 3.875%, 09/12/2023	214,551	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
200,000 (1)	Nordea Bank Abp, 0.750%, 08/28/2025	$195,546	0.1
200,000 (1)	Nordea Bank ABP, 4.875%, 05/13/2021	200,972	0.1
300,000	OneMain Finance Corp., 6.125%, 05/15/2022	315,000	0.2
242,000 (1)	Pacific Life Global Funding II, 0.500%, 09/23/2023	241,606	0.1
250,000	PNC Bank NA, 2.700%, 11/01/2022	258,785	0.1
219,000	Royal Bank of Canada, 0.500%, 10/26/2023	219,259	0.1
210,000	Royal Bank of Canada, 0.854%, (US0003M + 0.660)%, 10/05/2023	212,562	0.1
202,000	Royal Bank of Canada, 1.150%, 06/10/2025	201,978	0.1
103,000	Royal Bank of Canada, 1.600%, 04/17/2023	105,526	0.1
265,000	Royal Bank of Canada, 1.950%, 01/17/2023	272,360	0.1
194,000	Royal Bank of Canada, 3.700%, 10/05/2023	209,291	0.1
170,000 (1)	Scentre Group Trust 1 / Scentre Group Trust 2, 3.625%, 01/28/2026	183,765	0.1
459,000 (1)	Skandinaviska Enskilda Banken AB, 0.550%, 09/01/2023	459,181	0.2
206,000 (1)(2)	Standard Chartered PLC, 0.991%, 01/12/2025	204,989	0.1
245,000 (2)	State Street Corp., 2.354%, 11/01/2025	257,873	0.1
240,000	Sumitomo Mitsui Financial Group, Inc., 2.348%, 01/15/2025	249,245	0.1
130,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 07/16/2024	137,505	0.1
308,000 (1)	Svenska Handelsbanken AB, 0.625%, 06/30/2023	309,212	0.2
607,000	Svenska Handelsbanken AB, 3.350%, 05/24/2021	609,609	0.3
200,000 (1)	Swedbank AB, 0.600%, 09/25/2023	199,898	0.1
336,000	Toronto-Dominion Bank/The, 0.450%, 09/11/2023	335,781	0.2
336,000	Toronto-Dominion Bank/The, 0.550%, 03/04/2024	335,697	0.2
400,000	Toronto-Dominion Bank/The, 1.150%, 06/12/2025	400,516	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
205,000 (1)	UBS AG/London, 1.750%, 04/21/2022	$207,866	0.1
201,000 (1)(2)	UBS Group AG, 1.008%, 07/30/2024	202,284	0.1
355,000 (1)(2)	UBS Group AG, 2.859%, 08/15/2023	366,056	0.2
250,000	US Bank NA/Cincinnati OH, 3.400%, 07/24/2023	267,095	0.1
103,000 (1)	USAA Capital Corp., 1.500%, 05/01/2023	105,256	0.1
227,000 (2)	Wells Fargo & Co., 1.654%, 06/02/2024	231,964	0.1
445,000 (2)	Wells Fargo & Co., 2.406%, 10/30/2025	465,056	0.2
91,000	Wells Fargo & Co., 4.125%, 08/15/2023	98,502	0.0
242,000	Westpac Banking Corp., 2.100%, 05/13/2021	242,498	0.1
181,000	XLIT Ltd., 4.450%, 03/31/2025	201,980	0.1
		37,580,835	18.0
	Industrial: 2.7%
341,000	3M Co., 2.000%, 02/14/2025	354,546	0.2
300,000	AECOM, 5.875%, 10/15/2024	337,815	0.2
300,000	Ball Corp., 4.000%, 11/15/2023	319,500	0.2
108,000	Berry Global, Inc., 5.125%, 07/15/2023	109,350	0.1
182,000	Boeing Co/The, 4.875%, 05/01/2025	202,796	0.1
265,000	Caterpillar Financial Services Corp., 2.850%, 05/17/2024	283,012	0.1
110,000	Caterpillar Financial Services Corp., 3.150%, 09/07/2021	111,393	0.1
250,000 (1)	Colfax Corp., 6.000%, 02/15/2024	257,875	0.1
250,000	Crown Americas LLC / Crown Americas Capital Corp. IV, 4.500%, 01/15/2023	263,594	0.1
91,000	FedEx Corp., 3.800%, 05/15/2025	100,113	0.0
215,000 (1)	Graphic Packaging International LLC, 0.821%, 04/15/2024	214,541	0.1
202,000	Honeywell International, Inc., 1.350%, 06/01/2025	205,038	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
255,000 (3)	John Deere Capital Corp., 2.050%, 01/09/2025	$265,417	0.1
93,000	Raytheon Technologies Corp., 2.800%, 03/15/2022	94,991	0.0
350,000	Raytheon Technologies Corp., 3.200%, 03/15/2024	374,203	0.2
150,000	Roper Technologies, Inc., 0.450%, 08/15/2022	149,968	0.1
305,000	Roper Technologies, Inc., 3.125%, 11/15/2022	316,199	0.2
300,000 (1)	Sealed Air Corp., 5.250%, 04/01/2023	318,718	0.2
256,000 (1)	Siemens Financieringsmaatschappij NV, 0.650%, 03/11/2024	256,008	0.1
300,000	Silgan Holdings, Inc., 4.750%, 03/15/2025	305,888	0.1
249,000	Teledyne Technologies, Inc., 0.950%, 04/01/2024	248,130	0.1
300,000	TransDigm, Inc., 6.500%, 05/15/2025	306,188	0.1
250,000	WestRock RKT LLC, 4.000%, 03/01/2023	263,394	0.1
		5,658,677	2.7
	Technology: 1.9%
121,000	Analog Devices, Inc., 2.950%, 04/01/2025	128,711	0.1
92,000	Apple, Inc., 0.700%, 02/08/2026	90,298	0.0
400,000	Apple, Inc., 1.125%, 05/11/2025	402,844	0.2
237,000	Apple, Inc., 2.750%, 01/13/2025	252,473	0.1
262,000	Broadcom, Inc., 3.150%, 11/15/2025	279,426	0.1
300,000	CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	329,351	0.2
251,000	Fidelity National Information Services, Inc., 0.600%, 03/01/2024	249,654	0.1
290,000	Fiserv, Inc., 2.750%, 07/01/2024	306,587	0.1
243,000	HP, Inc., 2.200%, 06/17/2025	251,055	0.1
124,000	Intel Corp., 3.700%, 07/29/2025	136,849	0.1
300,000 (1)	Microchip Technology, Inc., 4.250%, 09/01/2025	313,488	0.2
200,000	NetApp, Inc., 1.875%, 06/22/2025	204,314	0.1
174,000 (1)	NXP BV / NXP Funding LLC / NXP USA, Inc., 2.700%, 05/01/2025	182,623	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
249,000	Oracle Corp., 1.650%, 03/25/2026	$251,084	0.1
157,000	Oracle Corp., 2.500%, 04/01/2025	165,086	0.1
199,000	VMware, Inc., 2.950%, 08/21/2022	205,271	0.1
220,000	VMware, Inc., 4.500%, 05/15/2025	245,603	0.1
		3,994,717	1.9
	Utilities: 4.0%
200,000 (1)	AES Corp./The, 1.375%, 01/15/2026	195,108	0.1
150,000 (1)	AES Corp./The, 3.300%, 07/15/2025	159,367	0.1
188,000	Ameren Illinois Co., 2.700%, 09/01/2022	192,983	0.1
247,000	American Electric Power Co., Inc., 0.750%, 11/01/2023	247,104	0.1
152,000	Arizona Public Service Co., 3.350%, 06/15/2024	163,282	0.1
299,000	Atmos Energy Corp., 0.625%, 03/09/2023	299,132	0.1
157,000	Avangrid, Inc., 3.200%, 04/15/2025	168,248	0.1
282,000	Connecticut Light and Power Co/The, 0.750%, 12/01/2025	277,018	0.1
215,000 (1)	Dominion Energy, Inc., 2.450%, 01/15/2023	222,454	0.1
300,000 (2)	Dominion Energy, Inc., 2.715%, 08/15/2021	302,540	0.1
550,000	DTE Energy Co., 2.600%, 06/15/2022	563,126	0.3
525,000	Duke Energy Corp., 1.800%, 09/01/2021	527,594	0.2
120,000	Duke Energy Progress LLC, 3.375%, 09/01/2023	127,808	0.1
227,000 (1)	East Ohio Gas Co/The, 1.300%, 06/15/2025	226,582	0.1
230,000	Entergy Arkansas LLC, 3.050%, 06/01/2023	241,264	0.1
156,000	Entergy Corp., 0.900%, 09/15/2025	152,468	0.1
72,000	Entergy Louisiana LLC, 3.300%, 12/01/2022	74,842	0.0
160,000	Entergy Louisiana LLC, 4.050%, 09/01/2023	172,112	0.1
165,000	Evergy, Inc., 4.850%, 06/01/2021	165,000	0.1
245,000	FirstEnergy Corp., 4.750%, 03/15/2023	258,267	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
26,000	IPALCO Enterprises, Inc., 3.700%, 09/01/2024	$28,127	0.0
387,000	National Rural Utilities Cooperative Finance Corp., 2.300%, 09/15/2022	396,514	0.2
152,000	NextEra Energy Capital Holdings, Inc., 2.750%, 05/01/2025	160,777	0.1
140,000	NextEra Energy Capital Holdings, Inc., 3.150%, 04/01/2024	149,301	0.1
220,000 (1)	Niagara Mohawk Power Corp., 2.721%, 11/28/2022	227,505	0.1
129,000	Oncor Electric Delivery Co. LLC, 2.750%, 06/01/2024	136,752	0.1
105,000	Oncor Electric Delivery Co. LLC, 4.100%, 06/01/2022	108,414	0.0
199,000	ONE Gas, Inc., 0.850%, 03/11/2023	199,165	0.1
180,000	Public Service Electric and Gas Co., 3.750%, 03/15/2024	193,885	0.1
157,000	Public Service Enterprise Group, Inc., 0.800%, 08/15/2025	152,881	0.1
235,000	San Diego Gas & Electric Co., 3.000%, 08/15/2021	237,346	0.1
199,000	Southern California Edison Co., 2.400%, 02/01/2022	201,659	0.1
188,000	Southern Co. Gas Capital Corp., 2.450%, 10/01/2023	195,866	0.1
142,000	Southern Co. Gas Capital Corp., 3.250%, 06/15/2026	153,426	0.1
355,000	Southern Co/The, 0.600%, 02/26/2024	353,003	0.2
125,000	WEC Energy Group, Inc., 0.550%, 09/15/2023	124,819	0.1
60,000	Wisconsin Power and Light Co., 2.250%, 11/15/2022	61,459	0.0
220,000	Wisconsin Public Service Corp., 3.350%, 11/21/2021	224,142	0.1
320,000	Xcel Energy, Inc., 0.500%, 10/15/2023	319,893	0.1
		8,361,233	4.0
	Total Corporate Bonds/Notes (Cost $91,067,827)	92,653,525	44.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 7.0%
244,080	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 4.559%, (US0001M + 4.450)%, 01/25/2029	254,890	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
330,895	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 4.459%, (US0001M + 4.350)%, 05/25/2029	$345,749	0.2
540,332	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.109%, (US0001M + 3.000)%, 10/25/2029	554,611	0.3
418,801	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 2.509%, (US0001M + 2.400)%, 05/28/2030	421,663	0.2
430,750	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 2.309%, (US0001M + 2.200)%, 08/25/2030	432,093	0.2
654,740	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 2.659%, (US0001M + 2.550)%, 12/25/2030	658,956	0.3
205,463	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 2.209%, (US0001M + 2.100)%, 03/25/2031	205,493	0.1
132,060	Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/2040	135,358	0.1
29,798	Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/2040	30,819	0.0
125,589	Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/2040	128,650	0.1
792,264	Fannie Mae REMICS 2013-114 NA, 3.000%, 08/25/2032	833,581	0.4
1,548,264	Freddie Mac 3049 XF, 0.456%, (US0001M + 0.350)%, 05/15/2033	1,558,086	0.7
247,319	Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/2028	282,967	0.1
678,047	Freddie Mac REMICS 3255 FA, 0.386%, (US0001M + 0.280)%, 12/15/2036	681,714	0.3
64,705	Freddie Mac REMICS 3747 FA, 0.606%, (US0001M + 0.500)%, 10/15/2040	65,514	0.0
258,318	Freddie Mac REMICS 3878 FA, 0.456%, (US0001M + 0.350)%, 04/15/2041	258,643	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
190,746 (1)	Freddie Mac STACR REMIC Trust 2020-HQA3 M2, 3.709%, (US0001M + 3.600)%, 07/25/2050	$193,276	0.1
100,000 (1)	Freddie Mac Stacr Trust 2018-HQA2 M2, 2.409%, (US0001M + 2.300)%, 10/25/2048	100,464	0.1
283,674	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 3.909%, (US0001M + 3.800)%, 03/25/2029	296,015	0.1
392,207	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA4 M3, 4.009%, (US0001M + 3.900)%, 04/25/2029	407,203	0.2
400,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2, 2.617%, (SOFR30A + 2.600)%, 11/25/2050	403,945	0.2
111,940	Ginnie Mae Series 2010-H03 FA, 0.665%, (US0001M + 0.550)%, 03/20/2060	112,551	0.1
53,152	Ginnie Mae Series 2010-H10 FC, 1.115%, (US0001M + 1.000)%, 05/20/2060	53,958	0.0
428,283	Ginnie Mae Series 2010-H11 FA, 1.115%, (US0001M + 1.000)%, 06/20/2060	435,952	0.2
116,334	Ginnie Mae Series 2011-H03 FA, 0.620%, (US0001M + 0.500)%, 01/20/2061	116,907	0.1
119,933	Ginnie Mae Series 2011-H05 FA, 0.620%, (US0001M + 0.500)%, 12/20/2060	120,477	0.1
139,675	Ginnie Mae Series 2011-H05 FB, 0.620%, (US0001M + 0.500)%, 12/20/2060	140,411	0.1
784,503	Ginnie Mae Series 2011-H06 FA, 0.570%, (US0001M + 0.450)%, 02/20/2061	787,560	0.4
148,401	Ginnie Mae Series 2011-H07 FA, 0.620%, (US0001M + 0.500)%, 02/20/2061	148,903	0.1
183,766	Ginnie Mae Series 2011-H08 FD, 0.620%, (US0001M + 0.500)%, 02/20/2061	184,675	0.1
470,349	Ginnie Mae Series 2011-H08 FG, 0.600%, (US0001M + 0.480)%, 03/20/2061	472,426	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
895,027	Ginnie Mae Series 2011-H09 AF, 0.620%, (US0001M + 0.500)%, 03/20/2061	$899,084	0.4
77,112	Ginnie Mae Series 2011-H11 FB, 0.620%, (US0001M + 0.500)%, 04/20/2061	77,476	0.0
20,131	Ginnie Mae Series 2012-52 PV, 2.500%, 12/20/2039	20,171	0.0
282,658	Ginnie Mae Series 2012-H18 NA, 0.640%, (US0001M + 0.520)%, 08/20/2062	284,141	0.1
429,455	Ginnie Mae Series 2012-H23 SA, 0.650%, (US0001M + 0.530)%, 10/20/2062	434,640	0.2
327,954	Ginnie Mae Series 2012-H23 WA, 0.640%, (US0001M + 0.520)%, 10/20/2062	329,495	0.2
581,757	Ginnie Mae Series 2014-3 EP, 2.750%, 02/16/2043	614,578	0.3
356,428 (2)	Ginnie Mae Series 2014-53 JM, 7.082%, 04/20/2039	419,184	0.2
450,000 (1)	Mello Warehouse Securitization Trust 2020-1 A, 1.009%, (US0001M + 0.900)%, 10/25/2053	450,537	0.2
250,000 (1)	Mello Warehouse Securitization Trust 2020-2 A, 0.909%, (US0001M + 0.800)%, 11/25/2053	250,472	0.1
	Total Collateralized Mortgage Obligations (Cost $14,466,831)	14,603,288	7.0
U.S. TREASURY OBLIGATIONS: 8.3%
	U.S. Treasury Notes: 8.3%
3,484,600	0.125%, 03/31/2023	3,482,422	1.7
7,829,300	0.250%, 03/15/2024	7,808,809	3.7
239,000	0.750%, 03/31/2026	236,937	0.1
5,658,500	1.750%, 03/31/2022	5,753,232	2.8
	Total U.S. Treasury Obligations (Cost $17,281,758)	17,281,400	8.3
COMMERCIAL MORTGAGE-BACKED SECURITIES: 19.2%
500,000 (1)	Alen 2021-ACEN B Mortgage Trust, 1.756%, (US0001M + 1.650)%, 04/15/2038	501,293	0.2
270,000 (1)	Austin Fairmont Hotel Trust 2019-FAIR C, 1.556%, (US0001M + 1.450)%, 09/15/2032	269,070	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,000,000 (1)	BBCMS 2020-BID A Mortgage Trust, 2.246%, (US0001M + 2.140)%, 10/15/2037	$1,007,413	0.5
560,000 (1)	BFLD 2019-DPLO A, 1.196%, (US0001M + 1.090)%, 10/15/2034	560,385	0.3
428,971 (1)	BHP Trust 2019-BXHP A, 1.081%, (US0001M + 0.975)%, 08/15/2036	429,341	0.2
650,000 (1)	BXMT 2020-FL2 A Ltd., 1.008%, (US0001M + 0.900)%, 02/16/2037	649,998	0.3
1,060,000 (1)	BXMT 2020-FL2 AS Ltd., 1.258%, (US0001M + 1.150)%, 02/16/2037	1,057,351	0.5
360,000 (1)	CGDB Commercial Mortgage Trust 2019-MOB F, 2.656%, (US0001M + 2.550)%, 11/15/2036	355,626	0.2
90,000 (2)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.110%, 11/10/2046	92,327	0.0
204,012	Citigroup Commercial Mortgage Trust 2015-GC27 AAB, 2.944%, 02/10/2048	211,408	0.1
172,097	Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	177,066	0.1
530,000 (1)	CLNY Trust 2019-IKPR A, 1.235%, (US0001M + 1.227)%, 11/15/2038	530,488	0.3
154,620	COMM 2012-CCRE1 A3 Mortgage Trust, 3.391%, 05/15/2045	157,133	0.1
200,000 (1)	COMM 2012-CR2 A3 Mortgage Trust, 2.841%, 08/15/2045	203,438	0.1
540,000	COMM 2012-CR5 A4 Mortgage Trust, 2.771%, 12/10/2045	556,246	0.3
990,000 (1)(2)	COMM 2013-CR10 D Mortgage Trust, 4.790%, 08/10/2046	992,648	0.5
120,000 (1)(2)	COMM 2013-CR10 E Mortgage Trust, 4.790%, 08/10/2046	110,283	0.1
680,000 (1)(2)	COMM 2013-SFS A2 Mortgage Trust, 2.988%, 04/12/2035	698,069	0.3
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,100,000 (1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 B, 1.336%, (US0001M + 1.230)%, 05/15/2036	$1,102,013	0.5
192,000 (1)	CSWF 2018-TOP C, 1.556%, (US0001M + 1.450)%, 08/15/2035	192,140	0.1
876,800 (1)	CSWF 2018-TOP D, 1.906%, (US0001M + 1.800)%, 08/15/2035	877,223	0.4
1,120,000 (1)(2)	DBRR 2011-LC2 A4B Trust, 4.537%, 07/12/2044	1,120,827	0.5
1,000,000 (1)(2)	DBUBS 2011-LC2 E Mortgage Trust, 5.615%, 07/10/2044	840,855	0.4
530,000 (1)(2)	DBUBS 2011-LC2A D, 5.615%, 07/10/2044	523,614	0.3
1,000,000 (1)(2)	DBUBS 2017-BRBK E Mortgage Trust, 3.530%, 10/10/2034	1,022,739	0.5
35,923 (2)	Ginnie Mae 2011-53 B, 3.905%, 05/16/2051	36,930	0.0
88,673	Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	90,449	0.0
19,817 (2)	Ginnie Mae 2015-21 AF, 2.138%, 07/16/2048	20,105	0.0
99,216	Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	101,013	0.1
27,462	Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	27,896	0.0
230,863	Ginnie Mae 2017-100 AB, 2.300%, 04/16/2052	236,147	0.1
131,464	Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	134,571	0.1
45,469	Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	46,442	0.0
80,460	Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	82,384	0.0
350,161	Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	358,493	0.2
191,397	Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	196,285	0.1
86,249	Ginnie Mae 2018-41 A, 2.400%, 09/16/2058	88,126	0.0
800,000 (1)	Great Wolf Trust 2019-WOLF A, 1.140%, (US0001M + 1.034)%, 12/15/2029	800,119	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
330,000 (1)	GS Mortgage Securities Corp. Trust 2017-GPTX B, 3.104%, 05/10/2034	$321,256	0.2
1,039,000 (1)(2)	GS Mortgage Securities Corp. Trust 2017-SLP E, 4.591%, 10/10/2032	1,031,788	0.5
1,070,000 (1)	GS Mortgage Securities Corp. Trust 2019-70P C, 1.606%, (US0001M + 1.500)%, 10/15/2036	1,058,517	0.5
870,000 (1)(2)	GS Mortgage Securities Trust 2011-GC3 D, 5.398%, 03/10/2044	871,368	0.4
290,000 (1)(2)	GS Mortgage Securities Trust 2012-GC6 C, 5.652%, 01/10/2045	288,437	0.1
320,000 (1)	GS Mortgage Securities Trust 2018-HART A, 1.196%, (US0001M + 1.090)%, 10/15/2031	320,012	0.2
434,662	GS Mortgage Securities Trust 2020-GC45 A1, 2.019%, 02/13/2053	447,020	0.2
190,000 (1)	GSCG Trust 2019-600C A, 2.936%, 09/06/2034	195,376	0.1
330,000 (1)	Houston Galleria Mall Trust 2015-HGLR A1A2, 3.087%, 03/05/2037	344,414	0.2
700,000 (1)(2)	Irvine Core Office Trust 2013-IRV A2, 3.174%, 05/15/2048	734,523	0.4
273,107 (1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-HSBC A, 3.093%, 07/05/2032	279,741	0.1
680,000 (1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2018-AON C, 4.580%, 07/05/2031	720,323	0.3
730,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2 C, 5.722%, 11/15/2043	706,914	0.3
1,040,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.425%, 08/15/2046	1,048,522	0.5
384,770	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8 A3, 2.829%, 10/15/2045	394,638	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
500,000 (2)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B, 3.674%, 12/15/2047	$516,635	0.2
210,000 (2)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.102%, 12/15/2047	214,213	0.1
900,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 E, 3.986%, 01/15/2046	884,998	0.4
270,000 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 A4A2, 3.538%, 07/15/2047	279,518	0.1
1,539	JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	1,537	0.0
1,100,000 (1)(2)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.197%, 11/15/2045	1,087,517	0.5
820,000 (2)	JPMBB Commercial Mortgage Securities Trust 2014-C19 C, 4.674%, 04/15/2047	863,600	0.4
430,000 (1)	JPMBB Commercial Mortgage Securities Trust 2014-C24 A4A2, 3.373%, 11/15/2047	455,187	0.2
305,121	JPMBB Commercial Mortgage Securities Trust 2015-C32 ASB, 3.358%, 11/15/2048	322,623	0.2
220,000 (1)	MF1 2020-FL3 A Ltd., 2.156%, (US0001M + 2.050)%, 07/15/2035	222,322	0.1
610,000	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 A4, 3.176%, 08/15/2045	625,003	0.3
720,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4, 2.918%, 02/15/2046	744,874	0.4
160,814	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 ASB, 2.699%, 12/15/2048	162,844	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
314,026	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 ASB, 3.326%, 12/15/2047	$329,182	0.2
100,109	Morgan Stanley Capital I 2011-C3 A4, 4.118%, 07/15/2049	100,387	0.1
500,665 (1)	Morgan Stanley Capital I Trust 2011-C1 G, 4.193%, 09/15/2047	492,154	0.2
290,000 (1)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	217,500	0.1
600,000	Morgan Stanley Capital I Trust 2017-H1 A2, 3.089%, 06/15/2050	627,153	0.3
910,000	Morgan Stanley Capital I Trust 2019-H6 A2, 3.228%, 06/15/2052	955,451	0.5
1,069,971 (1)	Ready Capital Mortgage Financing 2020-FL4 A LLC, 2.259%, (US0001M + 2.150)%, 02/25/2035	1,073,520	0.5
160,000	UBS Commercial Mortgage Trust 2018-C8 A2, 3.713%, 02/15/2051	166,980	0.1
1,301,694 (1)	VMC Finance 2019-FL3 A LLC, 1.208%, (US0001M + 1.100)%, 09/15/2036	1,296,717	0.6
213,376	Wells Fargo Commercial Mortgage Trust 2017-RC1 A2, 3.118%, 01/15/2060	216,249	0.1
551,927 (1)	West Town Mall Trust 2017-KNOX A, 3.823%, 07/05/2030	554,120	0.3
1,090,475	WFRBS Commercial Mortgage Trust 2011-C5 A4, 3.667%, 11/15/2044	1,098,172	0.5
465,000 (1)(2)	WFRBS Commercial Mortgage Trust 2012-C6 D, 5.580%, 04/15/2045	471,614	0.2
270,000 (2)	WFRBS Commercial Mortgage Trust 2013-C18 A5, 4.162%, 12/15/2046	292,871	0.1
500,000 (2)	WFRBS Commercial Mortgage Trust 2014-C21 C, 4.234%, 08/15/2047	522,242	0.3
	Total Commercial Mortgage-Backed Securities (Cost $40,426,491)	40,015,986	19.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 18.6%
	Automobile Asset-Backed Securities: 6.8%
200,000	Ally Auto Receivables Trust 2018-3 A4, 3.120%, 07/17/2023	$203,716	0.1
100,000	Ally Auto Receivables Trust 2019-1 A4, 3.020%, 04/15/2024	103,604	0.0
350,000	Americredit Automobile Receivables Trust 2019-1 B, 3.130%, 02/18/2025	360,108	0.2
400,000	AmeriCredit Automobile Receivables Trust 2019-3 B, 2.130%, 07/18/2025	409,967	0.2
700,000	AmeriCredit Automobile Receivables Trust 2020-1 A3, 1.110%, 08/19/2024	705,656	0.3
400,000	AmeriCredit Automobile Receivables Trust 2020-1 C, 1.590%, 10/20/2025	406,864	0.2
400,000	AmeriCredit Automobile Receivables Trust 2020-2 B, 0.970%, 02/18/2026	403,821	0.2
350,000	BMW Vehicle Owner Trust 2020-A A3, 0.480%, 10/25/2024	350,859	0.2
350,000	Capital One Prime Auto Receivables Trust 2020-1 A4, 1.630%, 08/15/2025	357,931	0.2
100,000	Carmax Auto Owner Trust 2019-2 A4, 2.770%, 12/16/2024	104,517	0.1
500,000	Carmax Auto Owner Trust 2019-3 A4, 2.300%, 04/15/2025	520,830	0.3
550,000	Carmax Auto Owner Trust 2019-4 A4, 2.130%, 07/15/2025	571,182	0.3
450,000	Carmax Auto Owner Trust 2021-1 A3, 0.340%, 12/15/2025	449,044	0.2
400,000	Drive Auto Receivables Trust 2020-2 A3, 0.830%, 05/15/2024	401,481	0.2
250,000	Ford Credit Auto Lease Trust 2020-A A4, 1.880%, 05/15/2023	254,159	0.1
250,000	Ford Credit Auto Owner Trust 2021-A A4, 0.490%, 09/15/2026	248,025	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
850,000	GM Financial Automobile Leasing Trust 2019-2 A4, 2.720%, 03/20/2023	$856,830	0.4
300,000	GM Financial Automobile Leasing Trust 2019-4 A4, 1.760%, 01/16/2025	308,067	0.1
550,000	GM Financial Automobile Leasing Trust 2020-2 A3, 0.800%, 07/20/2023	553,288	0.3
750,000	GM Financial Consumer Automobile Receivables Trust 2021-1 A4, 0.540%, 05/17/2027	745,688	0.4
200,000	Honda Auto Receivables 2018-4 A4 Owner Trust, 3.300%, 07/15/2025	206,387	0.1
500,000	Honda Auto Receivables 2020-2 A3 Owner Trust, 0.820%, 07/15/2024	503,489	0.2
421,053	Honda Auto Receivables 2021-1 A3 Owner Trust, 0.270%, 04/21/2025	420,550	0.2
350,000 (1)	Hyundai Auto Lease Securitization Trust 2019-B A4, 2.030%, 06/15/2023	354,400	0.2
300,000	Mercedes-Benz Auto Lease Trust 2020-A A4, 1.880%, 09/15/2025	305,685	0.1
200,000	Mercedes-Benz Auto Receivables Trust 2018-1 A4, 3.150%, 10/15/2024	205,812	0.1
250,000	Nissan Auto Lease Trust 2020-A A4, 1.880%, 04/15/2025	254,643	0.1
350,000	Nissan Auto Receivables 2018-C A4 Owner Trust, 3.270%, 06/16/2025	364,614	0.2
9,979	Santander Drive Auto Receivables Trust 2019-1 B, 3.210%, 09/15/2023	9,990	0.0
446,717	Santander Drive Auto Receivables Trust 2019-2 B, 2.790%, 01/16/2024	449,143	0.2
750,000	Santander Drive Auto Receivables Trust 2020-2 B, 0.960%, 11/15/2024	754,758	0.4
500,000	Santander Drive Auto Receivables Trust 2020-3 B, 0.690%, 03/17/2025	501,789	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
300,000 (1)	Santander Retail Auto Lease Trust 2019-B A4, 2.380%, 08/21/2023	$306,200	0.1
900,000 (1)	Santander Retail Auto Lease Trust 2019-C A4, 1.930%, 11/20/2023	917,628	0.4
41,244 (1)	Tesla Auto Lease Trust 2018-B A, 3.710%, 08/20/2021	41,336	0.0
350,000	Toyota Auto Receivables 2019-C A4 Owner Trust, 1.880%, 11/15/2024	359,898	0.2
		14,271,959	6.8
	Credit Card Asset-Backed Securities: 1.0%
700,000	BA Credit Card Trust 2019-A1 A1, 1.740%, 01/15/2025	714,221	0.4
800,000	Capital One Multi-Asset Execution Trust 2019-A2 A2, 1.720%, 08/15/2024	816,216	0.4
450,000	Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/2024	457,884	0.2
		1,988,321	1.0
	Home Equity Asset-Backed Securities: 0.0%
4,692	Chase Funding Loan Acquisition Trust Series 2003-C2 1A, 4.750%, 04/25/2021	4,660	0.0

	Other Asset-Backed Securities: 10.1%
500,000 (1)	Aimco CLO 11 Ltd. 2020-11A A1, 1.605%, (US0003M + 1.380)%, 10/15/2031	500,901	0.2
600,000 (1)	Allegany Park CLO Ltd. 2019-1A A, 1.554%, (US0003M + 1.330)%, 01/20/2033	600,926	0.3
700,000 (1)	Apidos CLO XXXII 2019-32A A1, 1.544%, (US0003M + 1.320)%, 01/20/2033	701,137	0.3
400,000 (1)	Arbor Realty Commercial Real Estate Notes 2019-FL2 A Ltd., 1.306%, (US0001M + 1.200)%, 06/15/2034	400,121	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
400,000 (1)	ARES XLVI CLO Ltd. 2017-46A A2, 1.471%, (US0003M + 1.230)%, 01/15/2030	$399,247	0.2
250,000 (1)	Babson CLO Ltd. 2017-1A A2, 1.573%, (US0003M + 1.350)%, 07/18/2029	250,006	0.1
500,000 (1)	Barings Clo Ltd. 2019-4A A1, 1.571%, (US0003M + 1.330)%, 01/15/2033	500,766	0.2
600,000 (1)	Beechwood Park CLO Ltd. 2019-1A A1, 1.553%, (US0003M + 1.330)%, 01/17/2033	601,989	0.3
250,000 (1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 1.424%, (US0003M + 1.200)%, 01/20/2031	249,408	0.1
450,000 (1)	Carlyle US Clo 2017-2A CR Ltd., 1.594%, (US0003M + 1.400)%, 07/20/2031	450,000	0.2
250,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 1.473%, (US0003M + 1.250)%, 10/17/2030	250,012	0.1
250,000 (1)	CIFC Funding 2013-2A A1LR, 1.436%, (US0003M + 1.210)%, 10/18/2030	250,051	0.1
250,000 (1)	CIFC Funding 2015-IA ARR Ltd., 1.332%, (US0003M + 1.110)%, 01/22/2031	250,010	0.1
600,000 (1)	CIFC Funding 2019-6A A1 Ltd., 1.553%, (US0003M + 1.330)%, 01/16/2033	601,066	0.3
250,000 (1)	CIFC Funding 2019-6A A2 Ltd., 1.973%, (US0003M + 1.750)%, 01/16/2033	251,090	0.1
500,000 (1)	CIFC Funding 2020-2A A1 Ltd., 1.874%, (US0003M + 1.650)%, 08/24/2032	501,653	0.3
500,000 (1)	CIFC Funding 2020-3A A2 Ltd., 1.805%, (US0003M + 1.600)%, 10/20/2031	501,230	0.3
150,000	CNH Equipment Trust 2017-B A4, 2.170%, 04/17/2023	150,492	0.1
250,000 (1)	Deer Creek Clo Ltd. 2017-1A A, 1.404%, (US0003M + 1.180)%, 10/20/2030	250,040	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
300,000 (1)	Dryden 68 CLO Ltd. 2019-68A A, 1.551%, (US0003M + 1.310)%, 07/15/2032	$300,140	0.2
250,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 1.591%, (US0003M + 1.350)%, 04/15/2028	250,013	0.1
360,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 1.394%, (US0003M + 1.200)%, 08/15/2030	360,093	0.2
250,000 (1)	Eaton Vance Clo 2015-1A A2R Ltd., 1.474%, (US0003M + 1.250)%, 01/20/2030	249,763	0.1
350,000 (1)	Elevation CLO 2014-2A A1R Ltd., 1.471%, (US0003M + 1.230)%, 10/15/2029	350,017	0.2
87,942 (1)	Grand Avenue CRE 2020-FL2 A Ltd., 2.556%, (US0001M + 2.450)%, 03/15/2035	88,601	0.1
750,000 (1)	Kayne CLO 6 Ltd. 2019-6A A1, 1.604%, (US0003M + 1.380)%, 01/20/2033	751,585	0.4
500,000 (1)	Kayne CLO 7 Ltd. 2020-7A A1, 1.423%, (US0003M + 1.200)%, 04/17/2033	500,315	0.2
310,000 (1)	LoanCore 2019-CRE2 A Issuer Ltd., 1.236%, (US0001M + 1.130)%, 05/09/2036	310,000	0.2
600,000 (1)	Madison Park Funding XXXVII Ltd. 2019-37A A1, 1.541%, (US0003M + 1.300)%, 07/15/2032	600,280	0.3
250,000 (1)	Magnetite XII Ltd. 2015-12A ARR, 1.341%, (US0003M + 1.100)%, 10/15/2031	250,014	0.1
500,000 (1)	Marble Point CLO XIV Ltd. 2018-2A A1R, 1.504%, (US0003M + 1.280)%, 01/20/2032	500,277	0.2
850,000 (1)	Marlette Funding Trust 2020-1A B, 2.380%, 03/15/2030	861,670	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
340,000 (1)	Neuberger Berman Loan Advisers CLO 35 Ltd. 2019-35A A1, 1.563%, (US0003M + 1.340)%, 01/19/2033	$340,578	0.2
700,000 (1)	Niagara Park Clo Ltd. 2019-B A4, 1.523%, (US0003M + 1.300)%, 07/17/2032	700,318	0.3
250,000 (1)	OCP Clo 2019-17A C1 Ltd., 1.973%, (US0003M + 1.750)%, 07/20/2032	250,368	0.1
400,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A A1R, 1.224%, (US0003M + 1.000)%, 03/17/2030	400,004	0.2
500,000 (1)	Octagon Investment Partners 48 Ltd. 2020-3A A, 1.732%, (US0003M + 1.500)%, 10/20/2031	501,034	0.2
250,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 1.573%, (US0003M + 1.350)%, 07/19/2030	250,006	0.1
600,000 (1)	Octagon Loan Funding Ltd. 2014-1A ARR, 1.369%, (US0003M + 1.180)%, 11/18/2031	600,078	0.3
500,000 (1)	OHA Credit Funding 3 Ltd. 2019-3A A1, 1.544%, (US0003M + 1.320)%, 07/20/2032	500,660	0.2
400,000 (1)	OHA Credit Funding 4 Ltd. 2019-4A A1, 1.552%, (US0003M + 1.330)%, 10/22/2032	401,065	0.2
500,000 (1)	OHA Loan Funding 2015-1A A1R2 Ltd., 1.534%, (US0003M + 1.340)%, 11/15/2032	501,804	0.3
250,000 (1)	Palmer Square CLO 2013-2A AARR Ltd., 1.423%, (US0003M + 1.200)%, 10/17/2031	250,012	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
500,000 (1)	Palmer Square CLO 2015-2A A1R2 Ltd., 1.324%, (US0003M + 1.100)%, 07/20/2030	$499,417	0.2
500,000 (1)	Palmer Square CLO 2020-2A A1A Ltd., 1.941%, (US0003M + 1.700)%, 07/15/2031	500,923	0.2
250,000 (1)	Riserva Clo Ltd. 2016-3A ARR, 1.254%, (US0003M + 1.060)%, 01/18/2034	250,090	0.1
50,816 (1)	SoFi Consumer Loan Program 2019-2 A Trust, 3.010%, 04/25/2028	51,248	0.0
67,625 (1)	SoFi Consumer Loan Program 2019-3 A Trust, 2.900%, 05/25/2028	68,177	0.0
210,468 (1)	SoFi Consumer Loan Program 2020-1 A Trust, 2.020%, 01/25/2029	212,540	0.1
590,000 (1)	Sound Point CLO XXV Ltd. 2019-4A A1A, 1.641%, (US0003M + 1.400)%, 01/15/2033	591,095	0.3
400,000 (1)	Symphony CLO XXI Ltd. 2019-21A A, 1.621%, (US0003M + 1.380)%, 07/15/2032	400,058	0.2
400,000 (1)	THL Credit Wind River 2019-2A A2 Clo Ltd., 1.891%, (US0003M + 1.650)%, 01/15/2033	401,453	0.2
300,000 (1)	Trafigura Securitisation Finance PLC 2018-1A A2, 3.730%, 03/15/2022	304,172	0.2
102,375	Verizon Owner Trust 2018-A A1A, 3.230%, 04/20/2023	103,385	0.1
		21,111,398	10.1
	Student Loan Asset-Backed Securities: 0.7%
68,330 (1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	68,982	0.0
175,429 (1)	Laurel Road Prime Student Loan Trust 2018-B A2FX, 3.540%, 05/26/2043	179,331	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
300,000 (1)	Navient Private Education Loan Trust 2014-AA A3, 1.706%, (US0001M + 1.600)%, 10/15/2031	$305,581	0.2
446,036 (1)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	459,613	0.2
140,940 (1)	Navient Private Education Refi Loan Trust 2020-GA A, 1.170%, 09/16/2069	141,551	0.1
241,847 (1)	Navient Private Education Refi Loan Trust 2021-A A, 0.840%, 05/15/2069	241,303	0.1
		1,396,361	0.7
	Total Asset-Backed Securities (Cost $38,458,834)	38,772,699	18.6
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.3%
	Federal Home Loan Mortgage Corporation: 0.2%(4)
33,723	5.500%, 01/01/2037	37,742	0.0
22,128	5.500%, 08/01/2038	24,737	0.0
8,425	5.500%, 10/01/2038	9,423	0.0
4,512	5.500%, 10/01/2038	5,044	0.0
184,802	5.500%, 11/01/2038	213,612	0.1
104,887	5.500%, 02/01/2039	117,325	0.1
		407,883	0.2
	Uniform Mortgage-Backed Securities: 0.1%
53,681	5.000%, 03/01/2027	56,429	0.0
98,668	5.000%, 07/01/2034	113,602	0.1
		170,031	0.1
	Total U.S. Government Agency Obligations (Cost $545,836)	577,914	0.3
	Total Long-Term Investments (Cost $202,247,577)	203,904,812	97.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Repurchase Agreements: 0.1%
115,585 (5)	Bank of Montreal, Repurchase Agreement dated 03/31/21, 0.01%, due 04/01/21 (Repurchase Amount $115,585, collateralized by various U.S. Government Agency Obligations, 1.500%-3.000%, Market Value plus accrued interest $117,897, due 10/01/30-04/01/51) (Cost $115,585)	$115,585	0.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
2,393,000 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.010% (Cost $2,393,000)	2,393,000	1.1
	Total Short-Term Investments (Cost $2,508,585)	2,508,585	1.2
	Total Investments in Securities
	(Cost $204,756,162)	$206,413,397	99.0
	Assets in Excess of Other Liabilities	2,100,513	1.0
	Net Assets	$208,513,910	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Variable rate security. Rate shown is the rate in effect as of March 31, 2021.

(3)
Security, or a portion of the security, is on loan.

(4)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of March 31, 2021.

Reference Rate Abbreviations:
US0001M
1-month LIBOR

US0003M
3-month LIBOR

SOFR30A
30-Day Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2021
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$92,653,525	$—	$92,653,525
Collateralized Mortgage Obligations	—	14,603,288	—	14,603,288
Asset-Backed Securities	—	38,772,699	—	38,772,699
Commercial Mortgage-Backed Securities	—	40,015,986	—	40,015,986
U.S. Government Agency Obligations	—	577,914	—	577,914
U.S. Treasury Obligations	—	17,281,400	—	17,281,400
Short-Term Investments	2,393,000	115,585	—	2,508,585
Total Investments, at fair value	$2,393,000	$204,020,397	$—	$206,413,397
Other Financial Instruments+
Futures	205,921	—	—	205,921
Total Assets	$2,598,921	$204,020,397	$—	$206,619,318
Liabilities Table
Other Financial Instruments+
Futures	$(114,952)	$—	$—	$(114,952)
Total Liabilities	$(114,952)	$—	$—	$(114,952)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2021, the following futures contracts were outstanding for Voya Short Term Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 10-Year Note	15	06/21/21	$1,964,063	$(51,003)
U.S. Treasury 2-Year Note	308	06/30/21	67,983,781	(63,949)
			$69,947,844	$(114,952)
Short Contracts:
U.S. Treasury 5-Year Note	(130)	06/30/21	(16,041,797)	205,921
			$(16,041,797)	$205,921
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2021 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$205,921
Total Asset Derivatives		$205,921
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$114,952
Total Liability Derivatives		$114,952

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$156,949	$156,949
Equity contracts	(2,293)	—	(2,293)
Interest rate contracts	313,031	—	313,031
Total	$310,738	$156,949	$467,687
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$(174,506)	$(174,506)
Interest rate contracts	(174,505)	—	(174,505)
Total	$(174,505)	$(174,506)	$(349,011)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

At March 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $204,847,525.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,678,781
Gross Unrealized Depreciation	(1,007,327)
Net Unrealized Appreciation	$1,671,454
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 17.0%
	Basic Materials: 1.6%
1,250,000 (1)(2)	Alpek SAB de CV, 4.250%, 09/18/2029	$1,324,500	0.1
250,000 (2)	Braskem Netherlands Finance BV, 4.500%, 01/31/2030	251,550	0.0
1,350,000	Celulosa Arauco y Constitucion SA, 3.875%, 11/02/2027	1,456,825	0.1
1,500,000 (2)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	1,638,945	0.1
425,000 (2)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	424,809	0.0
300,000 (2)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	299,625	0.0
475,000 (1)	Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	490,711	0.0
625,000 (2)	Coeur Mining, Inc., 5.125%, 02/15/2029	598,250	0.0
440,000	Commercial Metals Co., 3.875%, 02/15/2031	432,392	0.0
450,000 (2)	Compass Minerals International, Inc., 6.750%, 12/01/2027	482,260	0.0
625,000 (2)	Constellium SE, 5.625%, 06/15/2028	660,703	0.0
525,000 (2)	Element Solutions, Inc., 3.875%, 09/01/2028	519,028	0.0
1,250,000 (2)	Evraz PLC, 5.250%, 04/02/2024	1,345,094	0.1
600,000 (2)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	644,250	0.0
435,000 (2)	FMG Resources August 2006 Pty Ltd., 4.375%, 04/01/2031	443,430	0.0
1,450,000	Freeport-McMoRan, Inc., 4.125%, 03/01/2028	1,526,959	0.1
125,000	Freeport-McMoRan, Inc., 4.250%, 03/01/2030	133,242	0.0
275,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	301,155	0.0
315,000	Freeport-McMoRan, Inc., 4.625%, 08/01/2030	343,350	0.0
750,000 (2)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	822,454	0.1
360,000 (2)	Hudbay Minerals, Inc., 4.500%, 04/01/2026	374,602	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
560,000 (2)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	$630,868	0.0
600,000 (2)	INEOS Quattro Finance 2 Plc, 3.375%, 01/15/2026	600,750	0.0
2,000,000 (2)	Inversiones CMPC SA, 3.850%, 01/13/2030	2,135,740	0.1
400,000 (1)	Inversiones CMPC SA, 4.375%, 04/04/2027	440,622	0.0
675,000 (2)(3)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 02/15/2026	684,281	0.0
580,000 (2)	Joseph T Ryerson & Son, Inc., 8.500%, 08/01/2028	650,687	0.0
595,000 (2)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 4.250%, 12/15/2025	597,975	0.0
1,800,000 (2)	MMK International Capital DAC, 4.375%, 06/13/2024	1,929,618	0.1
950,000 (2)	Novelis Corp., 5.875%, 09/30/2026	992,750	0.1
320,000 (2)	OCI NV, 4.625%, 10/15/2025	331,400	0.0
500,000 (2)	OCI NV, 5.250%, 11/01/2024	520,938	0.0
475,000	Olin Corp., 5.125%, 09/15/2027	492,219	0.0
650,000	Olin Corp., 5.000%, 02/01/2030	682,370	0.0
625,000 (2)	Rayonier AM Products, Inc., 7.625%, 01/15/2026	664,844	0.0
400,000	Sasol Financing USA LLC, 5.500%, 03/18/2031	393,000	0.0
775,000 (2)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	824,259	0.1
2,500,000 (2)	Severstal OAO Via Steel Capital SA, 3.150%, 09/16/2024	2,572,970	0.1
2,425,000 (2)	Sibur Securities DAC, 2.950%, 07/08/2025	2,463,194	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
350,000	Southern Copper Corp., 5.875%, 04/23/2045	$459,506	0.0
1,350,000	Suzano Austria GmbH, 5.000%, 01/15/2030	1,494,950	0.1
200,000	Suzano Austria GmbH, 6.000%, 01/15/2029	235,661	0.0
700,000 (2)	Taseko Mines Ltd., 7.000%, 02/15/2026	713,475	0.1
735,000 (2)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 09/01/2025	756,885	0.1
480,000 (2)	Tronox, Inc., 4.625%, 03/15/2029	481,200	0.0
2,600,000	Vale Overseas Ltd., 3.750%, 07/08/2030	2,718,677	0.1
650,000 (2)	Venator Finance Sarl / Venator Materials LLC, 5.750%, 07/15/2025	632,125	0.0
525,000 (2)	WR Grace & Co-Conn, 4.875%, 06/15/2027	544,136	0.0
		40,159,234	1.6
	Communications: 1.8%
600,000	Alibaba Group Holding Ltd., 2.125%, 02/09/2031	572,868	0.0
600,000	Alibaba Group Holding Ltd., 2.700%, 02/09/2041	545,893	0.0
600,000 (2)	Altice France Holding SA, 6.000%, 02/15/2028	592,287	0.0
1,000,000 (2)	Altice France Holding SA, 10.500%, 05/15/2027	1,126,595	0.1
425,000 (2)	Altice France SA/France, 5.125%, 01/15/2029	431,109	0.0
575,000 (2)	Altice France SA/France, 8.125%, 02/01/2027	630,916	0.0
525,000 (2)	ANGI Group LLC, 3.875%, 08/15/2028	525,984	0.0
675,000 (2)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	680,062	0.0
1,265,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	1,282,394	0.1
1,275,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	1,349,779	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
625,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	$661,656	0.0
450,000 (2)	Clear Channel Outdoor Holdings, Inc., 7.750%, 04/15/2028	445,894	0.0
304,000	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	316,821	0.0
859,000 (2)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	877,383	0.1
100,000 (2)	CommScope Technologies LLC, 5.000%, 03/15/2027	99,250	0.0
440,000 (2)	CommScope, Inc., 7.125%, 07/01/2028	467,896	0.0
825,000 (2)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	879,689	0.1
800,000 (2)	CSC Holdings LLC, 4.625%, 12/01/2030	788,000	0.0
500,000	CSC Holdings LLC, 5.250%, 06/01/2024	540,312	0.0
600,000 (2)	CSC Holdings LLC, 5.750%, 01/15/2030	632,700	0.0
400,000 (2)	CSC Holdings LLC, 7.500%, 04/01/2028	441,674	0.0
550,000 (2)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	396,687	0.0
350,000 (1)(2)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	182,437	0.0
900,000	DISH DBS Corp., 5.875%, 11/15/2024	942,556	0.1
830,000	DISH DBS Corp., 7.375%, 07/01/2028	871,749	0.1
700,000	Embarq Corp., 7.995%, 06/01/2036	807,422	0.1
150,000 (2)	Frontier Communications Corp., 5.000%, 05/01/2028	153,038	0.0
600,000 (2)	Frontier Communications Corp., 6.750%, 05/01/2029	633,945	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
575,000 (2)	GCI LLC, 4.750%, 10/15/2028	$589,734	0.0
575,000	Hughes Satellite Systems Corp., 6.625%, 08/01/2026	638,595	0.0
275,000 (2)	iHeartCommunications, Inc., 5.250%, 08/15/2027	283,332	0.0
875,000	iHeartCommunications, Inc., 8.375%, 05/01/2027	939,531	0.1
200,000 (2)	LCPR Senior Secured Financing DAC, 5.125%, 07/15/2029	204,024	0.0
800,000 (2)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	853,920	0.1
475,000	Level 3 Financing, Inc., 5.250%, 03/15/2026	489,844	0.0
575,000 (2)	LogMeIn, Inc., 5.500%, 09/01/2027	602,675	0.0
270,000	Lumen Technologies, Inc., 5.625%, 04/01/2025	291,769	0.0
260,000	Lumen Technologies, Inc., 5.800%, 03/15/2022	269,451	0.0
600,000 (2)	MDC Partners, Inc., 7.500%, 05/01/2024	609,906	0.0
743,000	Meredith Corp., 6.875%, 02/01/2026	765,513	0.0
525,000 (2)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	547,712	0.0
625,000 (2)	National CineMedia LLC, 5.875%, 04/15/2028	582,813	0.0
175,000 (2)	Netflix, Inc., 4.875%, 06/15/2030	201,738	0.0
750,000	Netflix, Inc., 5.875%, 11/15/2028	908,114	0.1
800,000 (2)(4)	Network i2i Ltd., 3.975%, 12/31/2199	804,180	0.0
475,000 (2)	Nexstar Broadcasting, Inc., 5.625%, 07/15/2027	498,600	0.0
625,000 (2)	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 6.000%, 02/15/2028	625,000	0.0
1,000,000 (2)	Ooredoo International Finance Ltd., 2.625%, 04/08/2031	989,220	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
875,000 (2)	Radiate Holdco LLC / Radiate Finance, Inc., 6.500%, 09/15/2028	$925,597	0.1
125,000 (2)	Scripps Escrow II, Inc., 3.875%, 01/15/2029	123,047	0.0
150,000 (2)	Scripps Escrow II, Inc., 5.375%, 01/15/2031	149,156	0.0
675,000 (2)	Scripps Escrow, Inc., 5.875%, 07/15/2027	699,469	0.0
775,000 (2)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	748,359	0.0
775,000 (2)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	814,149	0.1
625,000 (2)	Spanish Broadcasting System, Inc., 9.750%, 03/01/2026	615,625	0.0
1,450,000	Sprint Corp., 7.125%, 06/15/2024	1,671,140	0.1
450,000	Sprint Corp., 7.625%, 03/01/2026	551,797	0.0
135,000	TEGNA, Inc., 4.625%, 03/15/2028	137,616	0.0
225,000 (2)	TEGNA, Inc., 4.750%, 03/15/2026	239,063	0.0
625,000	TEGNA, Inc., 5.000%, 09/15/2029	649,188	0.0
175,000	Telecom Italia Capital SA, 6.000%, 09/30/2034	198,914	0.0
775,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	914,016	0.1
2,000,000	Tencent Holdings Ltd., 3.975%, 04/11/2029	2,175,509	0.1
1,125,000 (2)	Univision Communications, Inc., 6.625%, 06/01/2027	1,203,525	0.1
300,000 (2)	Univision Communications, Inc., 9.500%, 05/01/2025	330,000	0.0
500,000 (2)	Urban One, Inc., 7.375%, 02/01/2028	518,290	0.0
475,000 (4)	ViacomCBS, Inc., 6.250%, 02/28/2057	528,832	0.0
600,000 (2)	ViaSat, Inc., 5.625%, 09/15/2025	610,626	0.0
140,000 (2)	ViaSat, Inc., 5.625%, 04/15/2027	147,111	0.0
325,000 (2)	ViaSat, Inc., 6.500%, 07/15/2028	342,747	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
800,000 (2)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	$850,272	0.1
250,000 (2)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	254,625	0.0
200,000 (2)	VTR Comunicaciones SpA, 5.125%, 01/15/2028	209,330	0.0
		45,180,670	1.8
	Consumer, Cyclical: 2.6%
575,000 (2)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	555,594	0.0
660,000 (2)	Academy Ltd., 6.000%, 11/15/2027	696,300	0.0
710,000 (2)	Adams Homes, Inc., 7.500%, 02/15/2025	745,944	0.0
900,000 (2)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	931,347	0.1
175,000 (2)	Adient US LLC, 9.000%, 04/15/2025	194,469	0.0
975,000 (2)	Affinity Gaming, 6.875%, 12/15/2027	1,029,234	0.1
800,000 (2)	Allison Transmission, Inc., 5.875%, 06/01/2029	875,752	0.1
253,894	American Airlines 2014-1 Class A Pass Through Trust, 3.700%, 10/01/2026	252,673	0.0
286,190	American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 09/22/2027	273,916	0.0
875,000 (2)	American Airlines Group, Inc., 3.750%, 03/01/2025	747,976	0.0
325,000 (2)	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 04/20/2026	338,630	0.0
375,000 (2)	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 04/20/2029	399,337	0.0
570,000 (1)	American Axle & Manufacturing, Inc., 6.875%, 07/01/2028	598,671	0.0
400,000	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	410,164	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
290,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	$299,932	0.0
200,000 (2)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.625%, 01/15/2028	213,500	0.0
500,000 (2)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	518,072	0.0
150,000 (2)(3)	BCPE Ulysses Intermediate, Inc., 7.750% (PIK Rate 8.500%, Cash Rate 7.750%), 04/01/2027	155,906	0.0
775,000 (2)	Beacon Roofing Supply, Inc., 4.875%, 11/01/2025	793,844	0.1
750,000	Boyd Gaming Corp., 6.000%, 08/15/2026	782,757	0.0
425,000 (2)	Boyd Gaming Corp., 8.625%, 06/01/2025	473,131	0.0
580,000 (2)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	619,017	0.0
850,000 (2)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	854,250	0.1
900,000 (2)	Carnival Corp., 5.750%, 03/01/2027	924,750	0.1
625,000 (2)	Carnival Corp., 7.625%, 03/01/2026	672,219	0.0
650,000 (2)	CCM Merger, Inc., 6.375%, 05/01/2026	691,840	0.0
875,000	Century Communities, Inc., 5.875%, 07/15/2025	908,814	0.1
545,000 (2)	Cinemark USA, Inc., 5.875%, 03/15/2026	559,410	0.0
600,000 (2)	Cinemark USA, Inc., 8.750%, 05/01/2025	659,625	0.0
100,000 (1)(2)(3)	Core & Main Holdings L.P., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/2024	101,802	0.0
950,000 (2)	Core & Main L.P., 6.125%, 08/15/2025	976,804	0.1
674,782 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	734,347	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
850,000	Delta Air Lines, Inc., 2.900%, 10/28/2024	$850,496	0.1
90,000	Delta Air Lines, Inc., 7.375%, 01/15/2026	105,343	0.0
600,000	Falabella SA, 3.750%, 10/30/2027	649,131	0.0
650,000	Ford Motor Co., 9.000%, 04/22/2025	788,060	0.1
750,000	Ford Motor Credit Co. LLC, 4.125%, 08/17/2027	775,312	0.0
875,000	Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	927,019	0.1
875,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	940,362	0.1
1,100,000	Ford Motor Credit Co. LLC, 5.584%, 03/18/2024	1,188,704	0.1
495,000 (2)	Golden Entertainment, Inc., 7.625%, 04/15/2026	528,024	0.0
800,000 (2)	H&E Equipment Services, Inc., 3.875%, 12/15/2028	779,000	0.0
275,000 (2)	Hilton Domestic Operating Co., Inc., 5.750%, 05/01/2028	296,490	0.0
425,000 (2)	IAA, Inc., 5.500%, 06/15/2027	446,516	0.0
3,000,000 (2)	InRetail Consumer, 3.250%, 03/22/2028	3,003,030	0.1
475,000 (2)	Installed Building Products, Inc., 5.750%, 02/01/2028	498,066	0.0
475,000 (2)	Interface, Inc., 5.500%, 12/01/2028	491,922	0.0
200,000 (2)	International Game Technology PLC, 4.125%, 04/15/2026	206,016	0.0
250,000 (2)	IRB Holding Corp., 6.750%, 02/15/2026	259,062	0.0
75,000 (2)	IRB Holding Corp., 7.000%, 06/15/2025	80,867	0.0
1,175,000	L Brands, Inc., 6.750%, 07/01/2036	1,388,703	0.1
350,000 (2)	L Brands, Inc., 6.875%, 07/01/2025	389,139	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
615,000 (2)	LBM Acquisition LLC, 6.250%, 01/15/2029	$634,219	0.0
270,000 (2)	Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029	270,705	0.0
900,000 (2)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	926,442	0.1
550,000	M/I Homes, Inc., 4.950%, 02/01/2028	570,625	0.0
225,000	M/I Homes, Inc., 5.625%, 08/01/2025	232,570	0.0
72,000 (1)	Macy’s Retail Holdings LLC, 3.625%, 06/01/2024	72,090	0.0
305,000	Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	271,297	0.0
400,000	Mattel, Inc., 5.450%, 11/01/2041	438,000	0.0
525,000	Meritage Homes Corp., 5.125%, 06/06/2027	577,500	0.0
475,000	Meritage Homes Corp., 6.000%, 06/01/2025	534,078	0.0
975,000 (2)	Meritor, Inc., 4.500%, 12/15/2028	979,753	0.1
130,000	MGM Resorts International, 5.500%, 04/15/2027	139,933	0.0
300,000	MGM Resorts International, 6.000%, 03/15/2023	321,750	0.0
825,000 (2)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	905,437	0.1
650,000 (2)	Motion Bondco DAC, 6.625%, 11/15/2027	667,875	0.0
150,000 (2)	Murphy Oil USA, Inc., 3.750%, 02/15/2031	147,720	0.0
450,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	473,542	0.0
165,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	173,012	0.0
575,000 (2)	Navistar International Corp., 6.625%, 11/01/2025	597,298	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
705,000 (2)	Penn National Gaming, Inc., 5.625%, 01/15/2027	$731,353	0.0
1,000,000 (2)	PetSmart, Inc. / PetSmart Finance Corp., 7.750%, 02/15/2029	1,083,700	0.1
630,000 (2)	Picasso Finance Sub, Inc., 6.125%, 06/15/2025	670,288	0.0
575,000 (2)	Real Hero Merger Sub 2, Inc., 6.250%, 02/01/2029	594,406	0.0
310,000 (2)	Royal Caribbean Cruises Ltd., 5.500%, 04/01/2028	311,937	0.0
145,000 (2)	Royal Caribbean Cruises Ltd., 9.125%, 06/15/2023	159,961	0.0
500,000 (2)	Scientific Games International, Inc., 7.000%, 05/15/2028	535,150	0.0
300,000 (2)	Scientific Games International, Inc., 8.250%, 03/15/2026	322,262	0.0
325,000 (2)	Scientific Games International, Inc., 8.625%, 07/01/2025	353,746	0.0
925,000 (2)	SeaWorld Parks & Entertainment, Inc., 9.500%, 08/01/2025	1,007,048	0.1
575,000 (2)	Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.500%, 11/28/2025	572,125	0.0
725,000	Sonic Automotive, Inc., 6.125%, 03/15/2027	755,359	0.0
850,000 (2)	Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 09/30/2026	878,688	0.1
505,000 (2)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	506,263	0.0
625,000 (2)	Staples, Inc., 10.750%, 04/15/2027	617,969	0.0
200,000 (2)	Station Casinos LLC, 4.500%, 02/15/2028	199,626	0.0
303,000 (2)	Station Casinos LLC, 5.000%, 10/01/2025	307,356	0.0
700,000 (2)	STL Holding Co. LLC, 7.500%, 02/15/2026	728,000	0.0
775,000	Tempur Sealy International, Inc., 5.500%, 06/15/2026	804,063	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
525,000 (1)	Tenneco, Inc., 5.000%, 07/15/2026	$495,797	0.0
250,000 (2)	Tenneco, Inc., 7.875%, 01/15/2029	281,019	0.0
525,000	Tri Pointe Homes, Inc., 5.700%, 06/15/2028	581,548	0.0
450,000	United Airlines Holdings, Inc., 4.250%, 10/01/2022	458,438	0.0
475,000 (1)	United Airlines Holdings, Inc., 4.875%, 01/15/2025	484,740	0.0
850,000 (2)	Univar Solutions USA, Inc./Washington, 5.125%, 12/01/2027	885,964	0.1
881,456	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	915,751	0.1
875,000 (2)	Viking Cruises Ltd., 5.875%, 09/15/2027	856,953	0.1
255,000 (2)	Viking Cruises Ltd., 13.000%, 05/15/2025	300,263	0.0
150,000 (2)	VOC Escrow Ltd., 5.000%, 02/15/2028	148,528	0.0
600,000 (2)	White Cap Buyer LLC, 6.875%, 10/15/2028	638,139	0.0
300,000 (2)(3)	White Cap Parent LLC, 8.250% (PIK Rate 9.000%, Cash Rate 8.250%), 03/15/2026	313,500	0.0
550,000 (2)	William Carter Co/The, 5.625%, 03/15/2027	581,969	0.0
275,000 (2)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	280,672	0.0
800,000 (2)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	813,500	0.1
475,000 (2)	Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028	481,353	0.0
320,000 (2)	Wyndham Hotels & Resorts, Inc., 5.375%, 04/15/2026	327,800	0.0
		62,500,369	2.6
	Consumer, Non-cyclical: 1.9%
750,000 (2)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	790,969	0.1
875,000 (2)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	917,472	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
525,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	$500,267	0.0
275,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	282,975	0.0
675,000 (2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	720,859	0.0
400,000 (2)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	424,942	0.0
750,000 (2)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	824,205	0.1
485,000 (2)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	492,275	0.0
125,000 (2)	AMN Healthcare, Inc., 4.000%, 04/15/2029	124,687	0.0
750,000 (2)	AMN Healthcare, Inc., 4.625%, 10/01/2027	768,281	0.1
525,000 (2)	Avantor Funding, Inc., 4.625%, 07/15/2028	548,945	0.0
1,500,000 (2)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	1,666,185	0.1
705,000 (2)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	709,456	0.0
650,000 (2)	Bausch Health Cos, Inc., 5.250%, 02/15/2031	648,112	0.0
450,000 (2)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	489,258	0.0
575,000 (1)(2)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	592,250	0.0
515,000 (2)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	540,333	0.0
975,000	Centene Corp., 4.625%, 12/15/2029	1,056,510	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
275,000 (2)	Centene Corp., 5.375%, 06/01/2026	$287,911	0.0
600,000 (2)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	624,012	0.0
225,000 (2)	Chobani LLC / Chobani Finance Corp., Inc., 4.625%, 11/15/2028	230,062	0.0
750,000 (2)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	782,119	0.1
250,000 (2)	CHS/Community Health Systems, Inc., 4.750%, 02/15/2031	244,537	0.0
325,000 (2)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	340,844	0.0
800,000 (2)	CHS/Community Health Systems, Inc., 6.625%, 02/15/2025	846,004	0.1
525,000 (2)	CHS/Community Health Systems, Inc., 6.875%, 04/15/2029	550,263	0.0
350,000 (2)	CHS/Community Health Systems, Inc., 8.125%, 06/30/2024	368,042	0.0
475,000 (2)	CPI CG, Inc., 8.625%, 03/15/2026	498,750	0.0
275,000 (2)	DaVita, Inc., 3.750%, 02/15/2031	262,791	0.0
275,000 (2)	DaVita, Inc., 4.625%, 06/01/2030	280,530	0.0
1,325,000 (1)(2)	DP World Crescent Ltd., 3.750%, 01/30/2030	1,379,689	0.1
1,050,000	DP World Crescent Ltd., 3.875%, 07/18/2029	1,104,462	0.1
205,000 (2)	Emergent BioSolutions, Inc., 3.875%, 08/15/2028	200,772	0.0
335,000	Encompass Health Corp., 4.625%, 04/01/2031	347,144	0.0
329,000 (2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.000%, 06/30/2028	266,819	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
140,000 (2)	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 9.500%, 07/31/2027	$152,337	0.0
550,000 (2)	Gartner, Inc., 4.500%, 07/01/2028	567,875	0.0
575,000 (2)	Graham Holdings Co., 5.750%, 06/01/2026	602,979	0.0
1,425,000	HCA, Inc., 5.375%, 02/01/2025	1,591,725	0.1
325,000	HCA, Inc., 5.625%, 09/01/2028	374,327	0.0
445,000 (2)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	459,463	0.0
1,225,000 (2)	Hutama Karya Persero PT, 3.750%, 05/11/2030	1,287,902	0.1
190,000 (2)	Jaguar Holding Co. II / PPD Development L.P., 4.625%, 06/15/2025	198,537	0.0
625,000 (2)	Jaguar Holding Co. II / PPD Development L.P., 5.000%, 06/15/2028	651,719	0.0
850,000 (2)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	932,875	0.1
550,000 (2)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, 01/15/2030	609,813	0.0
675,000 (2)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	752,520	0.0
300,000	Kraft Heinz Foods Co., 4.375%, 06/01/2046	314,328	0.0
1,175,000	Kraft Heinz Foods Co., 5.000%, 07/15/2035	1,354,442	0.1
325,000	Kraft Heinz Foods Co., 5.500%, 06/01/2050	398,806	0.0
545,000 (2)	Legacy LifePoint Health LLC, 4.375%, 02/15/2027	535,463	0.0
235,000 (2)	LifePoint Health, Inc., 5.375%, 01/15/2029	231,769	0.0
400,000 (2)	Molina Healthcare, Inc., 4.375%, 06/15/2028	411,984	0.0
555,000 (1)(2)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	541,819	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
365,000 (2)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	$374,873	0.0
400,000	New Albertsons L.P., 7.450%, 08/01/2029	473,424	0.0
100,000 (2)	Nielsen Finance LLC / Nielsen Finance Co., 5.625%, 10/01/2028	105,313	0.0
550,000 (2)	Nielsen Finance LLC / Nielsen Finance Co., 5.875%, 10/01/2030	597,094	0.0
480,000 (2)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	509,741	0.0
300,000 (2)	Pilgrim’s Pride Corp., 4.250%, 04/15/2031	299,244	0.0
625,000 (2)	Pilgrim’s Pride Corp., 5.750%, 03/15/2025	638,656	0.0
675,000 (2)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	724,241	0.0
225,000 (2)	Post Holdings, Inc., 4.625%, 04/15/2030	225,844	0.0
1,000,000 (2)	Post Holdings, Inc., 5.625%, 01/15/2028	1,054,105	0.1
750,000 (2)	Primo Water Holdings, Inc., 5.500%, 04/01/2025	771,787	0.1
895,000 (2)	Select Medical Corp., 6.250%, 08/15/2026	952,549	0.1
625,000 (2)	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 03/01/2029	631,263	0.0
325,000 (2)	Spectrum Brands, Inc., 5.500%, 07/15/2030	348,359	0.0
505,000	Tenet Healthcare Corp., 5.125%, 05/01/2025	512,727	0.0
725,000 (2)	Tenet Healthcare Corp., 6.125%, 10/01/2028	757,625	0.0
1,175,000	Tenet Healthcare Corp., 6.750%, 06/15/2023	1,274,758	0.1
820,000 (2)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	836,913	0.1
675,000 (1)(2)	United Natural Foods, Inc., 6.750%, 10/15/2028	722,250	0.0
525,000	United Rentals North America, Inc., 4.875%, 01/15/2028	553,676	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
200,000	United Rentals North America, Inc., 5.250%, 01/15/2030	$217,435	0.0
525,000 (2)	Vizient, Inc., 6.250%, 05/15/2027	559,025	0.0
		45,824,317	1.9
	Energy: 3.9%
950,000 (2)	Aethon United BR L.P. / Aethon United Finance Corp., 8.250%, 02/15/2026	985,031	0.1
525,000 (2)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	526,100	0.0
725,000 (1)	Antero Resources Corp., 5.000%, 03/01/2025	726,646	0.0
150,000 (2)	Antero Resources Corp., 7.625%, 02/01/2029	160,031	0.0
800,000	Apache Corp., 4.375%, 10/15/2028	798,800	0.0
800,000	Apache Corp., 5.100%, 09/01/2040	783,500	0.0
375,000 (2)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	381,628	0.0
250,000 (2)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	261,250	0.0
625,000 (2)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.250%, 12/31/2028	651,172	0.0
600,000 (2)	Baytex Energy Corp., 5.625%, 06/01/2024	565,125	0.0
425,000 (2)	Baytex Energy Corp., 8.750%, 04/01/2027	386,484	0.0
650,000 (2)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.625%, 07/15/2026	669,500	0.0
250,000 (2)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/2025	269,899	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
825,000	Cenovus Energy, Inc., 5.250%, 06/15/2037	$893,594	0.1
330,000 (2)	Cheniere Energy Partners L.P., 4.000%, 03/01/2031	336,187	0.0
900,000 (2)	CNX Resources Corp., 7.250%, 03/14/2027	967,824	0.1
220,000	Comstock Resources, Inc., 9.750%, 08/15/2026	238,975	0.0
200,000	Continental Resources, Inc., 4.900%, 06/01/2044	200,379	0.0
175,000 (2)	Continental Resources, Inc./OK, 5.750%, 01/15/2031	197,988	0.0
175,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	176,403	0.0
775,000 (2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029	764,828	0.0
190,000	DCP Midstream Operating L.P., 5.125%, 05/15/2029	202,377	0.0
190,000	DCP Midstream Operating L.P., 5.375%, 07/15/2025	206,245	0.0
50,000	DCP Midstream Operating L.P., 5.600%, 04/01/2044	50,215	0.0
650,000	DCP Midstream Operating L.P., 5.625%, 07/15/2027	706,335	0.0
600,000	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	602,187	0.0
1,800,000	Ecopetrol SA, 5.375%, 06/26/2026	2,021,652	0.1
2,500,000	Ecopetrol SA, 6.875%, 04/29/2030	3,048,525	0.1
500,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	527,154	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
1,200,000	Empresa Nacional del Petroleo, 5.250%, 11/06/2029	$1,340,102	0.1
340,000 (2)	Empresa Nacional del Petroleo, 5.250%, 11/06/2029	379,695	0.0
5,725,000 (4)	Energy Transfer Operating L.P., 7.125%, 12/31/2199	5,592,180	0.2
1,075,000	EnLink Midstream LLC, 5.375%, 06/01/2029	1,007,141	0.1
1,175,000 (2)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	1,233,016	0.1
285,000	EQM Midstream Partners L.P., 5.500%, 07/15/2028	299,783	0.0
355,000 (2)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	382,512	0.0
100,000	EQT Corp., 5.000%, 01/15/2029	107,250	0.0
3,600,000	Gazprom PJSC Via Gaz Capital SA, 4.950%, 03/23/2027	3,950,158	0.2
750,000	Gazprom PJSC Via Gaz Capital SA, 4.950%, 02/06/2028	819,206	0.0
2,700,000	Gazprom PJSC Via Gaz Finance PLC, 3.250%, 02/25/2030	2,587,788	0.1
2,300,000	Gazprom PJSC Via Gaz Finance PLC, 4.599%, 12/31/2199	2,323,596	0.1
275,000 (2)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	278,712	0.0
475,000 (2)	Hess Midstream Operations L.P., 5.625%, 02/15/2026	490,141	0.0
250,000 (2)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	252,656	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
450,000 (2)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	$457,594	0.0
650,000 (2)	Indigo Natural Resources LLC, 5.375%, 02/01/2029	641,605	0.0
2,625,000	KazMunayGas National Co. JSC, 4.750%, 04/19/2027	2,998,792	0.1
2,550,000	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	3,026,190	0.1
300,000 (2)	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	356,022	0.0
350,000	Laredo Petroleum, Inc., 9.500%, 01/15/2025	337,232	0.0
375,000 (1)	Laredo Petroleum, Inc., 10.125%, 01/15/2028	360,191	0.0
800,000 (2)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	645,660	0.0
425,000	Murphy Oil Corp., 5.875%, 12/01/2027	416,899	0.0
625,000	Murphy Oil Corp., 6.375%, 07/15/2028	626,625	0.0
475,000 (2)	Nabors Industries Ltd., 7.500%, 01/15/2028	391,578	0.0
255,000	Nabors Industries, Inc., 5.100%, 09/15/2023	228,225	0.0
1,580,000	Occidental Petroleum Corp., 4.200%, 03/15/2048	1,285,883	0.1
725,000	Occidental Petroleum Corp., 5.500%, 12/01/2025	767,775	0.0
1,200,000	Occidental Petroleum Corp., 6.625%, 09/01/2030	1,350,360	0.1
575,000	Occidental Petroleum Corp., 8.500%, 07/15/2027	682,453	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
350,000	Oceaneering International, Inc., 6.000%, 02/01/2028	$335,491	0.0
1,000,000 (2)	Oleoducto Central SA, 4.000%, 07/14/2027	1,060,175	0.1
925,000	Ovintiv Exploration, Inc., 5.375%, 01/01/2026	1,020,193	0.1
325,000	Ovintiv, Inc., 6.500%, 02/01/2038	393,285	0.0
2,100,000 (2)	Pertamina Persero PT, 2.300%, 02/09/2031	1,953,629	0.1
1,375,000 (2)	Pertamina Persero PT, 3.100%, 01/21/2030	1,394,560	0.1
750,000 (2)	Pertamina Persero PT, 3.100%, 08/25/2030	756,890	0.0
4,125,000	Petrobras Global Finance BV, 5.600%, 01/03/2031	4,354,680	0.2
7,350,000	Petrobras Global Finance BV, 5.750%, 02/01/2029	8,033,256	0.3
775,000	Petrobras Global Finance BV, 7.375%, 01/17/2027	921,301	0.1
1,400,000	Petroleos del Peru SA, 4.750%, 06/19/2032	1,479,002	0.1
7,450,000	Petroleos Mexicanos, 5.950%, 01/28/2031	7,166,118	0.3
575,000	Petroleos Mexicanos, 6.500%, 01/23/2029	581,863	0.0
1,000,000 (2)	Petroleos Mexicanos, 6.875%, 10/16/2025	1,084,565	0.1
2,000,000	Petronas Capital Ltd., 3.500%, 04/21/2030	2,143,441	0.1
2,000,000 (2)	PTTEP Treasury Center Co. Ltd., 2.587%, 06/10/2027	2,059,619	0.1
750,000 (2)	Saudi Arabian Oil Co., 3.250%, 11/24/2050	679,956	0.0
1,025,000 (2)	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.500%, 06/15/2025	1,066,641	0.1
135,000 (2)	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	134,747	0.0
425,000	Sunoco L.P. / Sunoco Finance Corp., 6.000%, 04/15/2027	445,188	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
350,000 (2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	$342,844	0.0
390,000 (2)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 7.500%, 10/01/2025	420,508	0.0
600,000 (2)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	608,850	0.0
950,000 (2)	Tengizchevroil Finance Co. International Ltd., 3.250%, 08/15/2030	949,168	0.1
1,090,000	Vine Energy Holdings LLC, 6.750%, 04/15/2029	1,089,700	0.1
325,000 (2)	Viper Energy Partners L.P., 5.375%, 11/01/2027	338,609	0.0
300,000	Western Midstream Operating L.P., 5.300%, 03/01/2048	301,812	0.0
975,000	Western Midstream Operating L.P., 5.450%, 04/01/2044	1,002,300	0.1
162,000	WPX Energy, Inc., 4.500%, 01/15/2030	174,683	0.0
		96,216,128	3.9
	Financial: 1.6%
1,950,000 (2)	Akbank TAS, 6.800%, 02/06/2026	1,950,838	0.1
500,000	Ally Financial, Inc., 5.750%, 11/20/2025	568,384	0.0
475,000 (2)	AssuredPartners, Inc., 5.625%, 01/15/2029	484,619	0.0
1,600,000 (2)	Banco Bradesco SA/Cayman Islands, 3.200%, 01/27/2025	1,639,552	0.1
1,550,000 (1)	Banco de Bogota SA, 6.250%, 05/12/2026	1,741,813	0.1
2,275,000 (2)(4)	Banco de Credito del Peru, 3.125%, 07/01/2030	2,283,850	0.1
1,475,000 (2)(4)	Banco de Credito del Peru, 3.250%, 09/30/2031	1,478,687	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,550,000 (2)	Banco Internacional del Peru SAA Interbank, 3.250%, 10/04/2026	$1,606,156	0.1
1,200,000 (2)	Banco Votorantim SA, 4.500%, 09/24/2024	1,246,926	0.1
1,500,000	Bancolombia SA, 3.000%, 01/29/2025	1,535,212	0.1
3,325,000 (2)(4)	Bangkok Bank PCL/ Hong Kong, 5.000%, 12/31/2199	3,506,811	0.2
750,000 (2)	BBVA Bancomer SA/Texas, 1.875%, 09/18/2025	752,344	0.0
875,000 (2)	Cushman & Wakefield US Borrower LLC, 6.750%, 05/15/2028	948,828	0.1
925,000 (2)	ESH Hospitality, Inc., 5.250%, 05/01/2025	944,864	0.1
375,000 (2)	Freedom Mortgage Corp., 7.625%, 05/01/2026	393,281	0.0
675,000 (2)	Freedom Mortgage Corp., 8.250%, 04/15/2025	704,531	0.0
200,000 (2)	Iron Mountain, Inc., 5.000%, 07/15/2028	204,752	0.0
310,000 (2)	Iron Mountain, Inc., 5.250%, 07/15/2030	320,245	0.0
255,000 (2)	Iron Mountain, Inc., 5.625%, 07/15/2032	266,823	0.0
1,500,000 (2)	Itau Unibanco Holding SA/Cayman Island, 3.250%, 01/24/2025	1,530,698	0.1
1,050,000 (2)(4)	Kookmin Bank, 4.350%, 12/31/2199	1,112,554	0.1
300,000 (2)	LPL Holdings, Inc., 4.000%, 03/15/2029	302,625	0.0
515,000 (2)	LPL Holdings, Inc., 4.625%, 11/15/2027	535,922	0.0
150,000 (2)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 3.875%, 02/15/2029	149,700	0.0
215,000 (2)	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 4.625%, 06/15/2025	226,976	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
575,000	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	$618,265	0.0
550,000 (2)(4)	Mizrahi Tefahot Bank Ltd., 3.077%, 04/07/2031	550,206	0.0
290,000	MPT Operating Partnership L.P. / MPT Finance Corp., 3.500%, 03/15/2031	284,945	0.0
675,000	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	711,302	0.0
625,000 (2)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	617,188	0.0
825,000	Navient Corp., 4.875%, 03/15/2028	808,500	0.0
410,000	Navient Corp., 5.000%, 03/15/2027	411,591	0.0
275,000	Navient Corp., 7.250%, 09/25/2023	298,157	0.0
1,100,000 (2)(4)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	1,145,881	0.1
150,000	OneMain Finance Corp., 4.000%, 09/15/2030	146,063	0.0
1,050,000	OneMain Finance Corp., 5.375%, 11/15/2029	1,119,563	0.1
800,000 (2)	Quicken Loans LLC, 5.250%, 01/15/2028	841,500	0.0
800,000 (2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 01/15/2029	790,000	0.0
850,000	SBA Communications Corp., 3.875%, 02/15/2027	869,933	0.0
875,000	Service Properties Trust, 4.375%, 02/15/2030	805,503	0.0
500,000 (2)	Turkiye Vakiflar Bankasi TAO, 5.250%, 02/05/2025	472,350	0.0
750,000 (2)	Turkiye Vakiflar Bankasi TAO, 6.500%, 01/08/2026	721,956	0.0
550,000 (2)	Turkiye Vakiflar Bankasi TAO, 8.125%, 03/28/2024	569,148	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
650,000 (2)	Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/2024	$669,906	0.0
500,000 (2)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029	494,375	0.0
500,000	Vnesheconombank Via VEB Finance PLC, 6.025%, 07/05/2022	527,050	0.0
200,000 (2)(4)	Yapi ve Kredi Bankasi AS, 7.875%, 01/22/2031	195,425	0.0
		40,105,798	1.6
	Industrial: 1.3%
900,000	AECOM, 5.875%, 10/15/2024	1,013,445	0.1
1,025,000 (2)(3)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	1,077,531	0.1
865,000 (2)	Berry Global, Inc., 5.625%, 07/15/2027	915,278	0.1
200,000 (2)	Bombardier, Inc., 6.000%, 10/15/2022	200,375	0.0
475,000 (2)	Bombardier, Inc., 8.750%, 12/01/2021	499,147	0.0
350,000 (2)	Builders FirstSource, Inc., 5.000%, 03/01/2030	367,430	0.0
312,000 (2)	Builders FirstSource, Inc., 6.750%, 06/01/2027	336,180	0.0
650,000 (2)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	672,344	0.0
1,025,000 (2)	Cascades, Inc./ Cascades USA, Inc., 5.375%, 01/15/2028	1,078,172	0.1
1,275,000 (2)	Cemex SAB de CV, 5.200%, 09/17/2030	1,381,150	0.1
550,000 (2)	Clark Equipment Co., 5.875%, 06/01/2025	583,344	0.0
300,000 (2)	Clean Harbors, Inc., 4.875%, 07/15/2027	317,007	0.0
225,000 (2)	Clean Harbors, Inc., 5.125%, 07/15/2029	239,527	0.0
775,000 (2)	CP Atlas Buyer, Inc., 7.000%, 12/01/2028	816,017	0.1
560,000 (2)	Dycom Industries, Inc., 4.500%, 04/15/2029	562,800	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
600,000 (2)	GFL Environmental, Inc., 4.000%, 08/01/2028	$581,625	0.0
175,000 (2)	GFL Environmental, Inc., 4.250%, 06/01/2025	180,578	0.0
345,000 (2)	GFL Environmental, Inc., 8.500%, 05/01/2027	380,578	0.0
625,000 (2)	GrafTech Finance, Inc., 4.625%, 12/15/2028	630,469	0.0
550,000 (2)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	586,094	0.0
600,000 (2)	Granite US Holdings Corp., 11.000%, 10/01/2027	678,000	0.0
2,775,000 (2)	Indian Railway Finance Corp. Ltd., 3.249%, 02/13/2030	2,765,955	0.1
325,000 (2)(3)	Intelligent Packaging Holdco Issuer L.P., 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 01/15/2026	332,475	0.0
725,000 (2)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	749,922	0.1
1,550,000 (2)	Klabin Austria GmbH, 5.750%, 04/03/2029	1,738,263	0.1
725,000 (2)	Koppers, Inc., 6.000%, 02/15/2025	748,682	0.0
800,000 (2)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	900,000	0.1
725,000 (2)	Norbord, Inc., 5.750%, 07/15/2027	774,517	0.1
675,000	Park-Ohio Industries, Inc., 6.625%, 04/15/2027	683,437	0.0
1,035,000 (2)	PGT Innovations, Inc., 6.750%, 08/01/2026	1,102,275	0.1
955,000 (2)	Plastipak Holdings, Inc., 6.250%, 10/15/2025	984,247	0.1
600,000 (2)	Rolls-Royce PLC, 5.750%, 10/15/2027	639,180	0.0
400,000 (2)	Sensata Technologies BV, 4.000%, 04/15/2029	407,962	0.0
590,000	Silgan Holdings, Inc., 4.125%, 02/01/2028	607,594	0.0
367,000 (2)	SSL Robotics LLC, 9.750%, 12/31/2023	413,380	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
675,000 (2)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	$726,340	0.0
175,000 (2)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	178,263	0.0
475,000 (2)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	496,375	0.0
490,000 (2)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	516,857	0.0
650,000 (2)	TransDigm, Inc., 4.625%, 01/15/2029	641,745	0.0
500,000	TransDigm, Inc., 5.500%, 11/15/2027	518,315	0.0
575,000	TransDigm, Inc., 6.375%, 06/15/2026	595,484	0.0
350,000	TransDigm, Inc., 6.500%, 05/15/2025	357,219	0.0
590,000 (2)	Vertical Holdco GmbH, 7.625%, 07/15/2028	635,504	0.0
575,000 (2)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	590,812	0.0
		31,201,894	1.3
	Technology: 0.5%
925,000 (2)	Ascend Learning LLC, 6.875%, 08/01/2025	951,497	0.1
625,000 (2)	Austin BidCo, Inc., 7.125%, 12/15/2028	637,109	0.0
550,000 (2)	Booz Allen Hamilton, Inc., 3.875%, 09/01/2028	553,919	0.0
160,000 (2)	BY Crown Parent LLC / BY Bond Finance, Inc., 4.250%, 01/31/2026	166,349	0.0
550,000 (2)	BY Crown Parent LLC, 7.375%, 10/15/2024	560,942	0.0
575,000 (2)	Castle US Holding Corp., 9.500%, 02/15/2028	587,578	0.0
500,000	CDW LLC / CDW Finance Corp., 3.250%, 02/15/2029	494,375	0.0
600,000	CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	658,701	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
550,000	Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	$574,750	0.0
20,000 (2)	Entegris, Inc., 4.375%, 04/15/2028	20,673	0.0
480,000 (2)	Entegris, Inc., 4.625%, 02/10/2026	497,400	0.0
890,000 (2)	Microchip Technology, Inc., 4.250%, 09/01/2025	930,016	0.1
550,000 (2)	MTS Systems Corp., 5.750%, 08/15/2027	599,431	0.0
590,000 (2)	NCR Corp., 5.125%, 04/15/2029	595,534	0.0
175,000 (2)	Open Text Corp., 3.875%, 02/15/2028	176,470	0.0
250,000 (2)	Open Text Corp., 5.875%, 06/01/2026	258,750	0.0
575,000 (2)	Open Text Holdings, Inc., 4.125%, 02/15/2030	583,930	0.0
485,000 (1)(2)	Rackspace Technology Global, Inc., 5.375%, 12/01/2028	494,069	0.0
790,000 (2)	Rocket Software, Inc., 6.500%, 02/15/2029	798,591	0.1
480,000 (2)	Science Applications International Corp., 4.875%, 04/01/2028	497,026	0.0
665,000 (2)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	680,378	0.1
200,000 (2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	205,250	0.0
810,000 (2)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 09/01/2025	842,319	0.1
		12,365,057	0.5
	Utilities: 1.8%
1,325,000 (2)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	1,373,429	0.1
1,275,000 (2)	Centrais Eletricas Brasileiras SA, 3.625%, 02/04/2025	1,286,194	0.1
600,000 (2)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	624,798	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,850,000 (2)	Colbun SA, 3.150%, 03/06/2030	$1,901,640	0.1
5,670,000 (4)	Dominion Energy, Inc., 4.650%, 12/31/2199	5,983,551	0.3
850,000 (2)	Drax Finco PLC, 6.625%, 11/01/2025	880,281	0.0
3,935,000 (4)	Duke Energy Corp., 4.875%, 12/31/2199	4,167,165	0.2
3,175,000	Inkia Energy Ltd., 5.875%, 11/09/2027	3,342,227	0.1
500,000 (2)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	556,438	0.0
2,500,000	Kallpa Generacion SA, 4.125%, 08/16/2027	2,666,850	0.1
575,000 (2)	Kallpa Generacion SA, 4.125%, 08/16/2027	613,375	0.0
800,000 (2)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	803,500	0.0
2,875,000 (4)	NextEra Energy Capital Holdings, Inc., 5.650%, 05/01/2079	3,286,292	0.1
245,000 (2)	NRG Energy, Inc., 3.375%, 02/15/2029	239,641	0.0
550,000	NRG Energy, Inc., 6.625%, 01/15/2027	572,803	0.0
2,325,000 (2)	Perusahaan Listrik Negara PT, 3.875%, 07/17/2029	2,443,877	0.1
2,950,000	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	3,422,000	0.2
750,000	PG&E Corp., 5.250%, 07/01/2030	795,938	0.0
300,000 (2)	Promigas SA ESP / Gases del Pacifico SAC, 3.750%, 10/16/2029	305,522	0.0
3,704,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	3,747,030	0.2
3,625,000 (4)	Southern Co/The, 4.000%, 01/15/2051	3,834,344	0.2
400,000 (2)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	415,000	0.0
450,000 (2)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	468,378	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
		$43,730,273	1.8
	Total Corporate Bonds/Notes (Cost $401,974,430)	417,283,740	17.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 23.8%
39,712	Adjustable Rate Mortgage Trust 2005-7 7A21, 0.609%, (US0001M + 0.500%), 10/25/2035	39,791	0.0
298,364 (4)	Adjustable Rate Mortgage Trust 2006-2 1A1, 3.338%, 05/25/2036	292,417	0.0
907,004 (2)(4)	Agate Bay Mortgage Trust 2014-1 B4, 3.817%, 07/25/2044	917,106	0.0
3,118,669 (2)(4)	Agate Bay Mortgage Trust 2014-2 B2, 3.886%, 09/25/2044	3,183,379	0.1
1,279,335 (2)(4)	Agate Bay Mortgage Trust 2014-2 B4, 3.886%, 09/25/2044	1,295,057	0.1
2,009,448 (2)(4)	Agate Bay Mortgage Trust 2015-2 B3, 3.711%, 03/25/2045	2,028,638	0.1
860,228 (2)(4)	Agate Bay Mortgage Trust 2015-4 B3, 3.553%, 06/25/2045	880,606	0.0
2,346,415 (2)(4)	Agate Bay Mortgage Trust 2016-1 B3, 3.730%, 12/25/2045	2,426,786	0.1
1,000,000 (2)(4)	Agate Bay Mortgage Trust 2016-1 B4, 3.730%, 12/25/2045	1,016,278	0.0
1,137,085 (2)(4)	Agate Bay Mortgage Trust 2016-2 B4, 3.795%, 03/25/2046	1,154,809	0.1
660,946	Alternative Loan Trust 2004-J7 MI, 1.129%, (US0001M + 1.020%), 10/25/2034	647,791	0.0
116,112	Alternative Loan Trust 2005-10CB 1A1, 0.609%, (US0001M + 0.500%), 05/25/2035	95,230	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
463,211	Alternative Loan Trust 2005-10CB 1A2, 0.559%, (US0001M + 0.450%), 05/25/2035	$378,744	0.0
456,781	Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/2035	439,085	0.0
167,010	Alternative Loan Trust 2005-51 3A2A, 1.549%, (12MTA + 1.290%), 11/20/2035	157,746	0.0
51,059	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	49,494	0.0
247,200	Alternative Loan Trust 2005-J2 1A12, 0.509%, (US0001M + 0.400%), 04/25/2035	206,975	0.0
34,204	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	23,197	0.0
601,179	Alternative Loan Trust 2006-18CB A10, 0.509%, (US0001M + 0.400%), 07/25/2036	271,669	0.0
143,573	Alternative Loan Trust 2006-19CB A12, 0.509%, (US0001M + 0.400%), 08/25/2036	77,689	0.0
607,998	Alternative Loan Trust 2006-19CB A28, 0.709%, (US0001M + 0.600%), 08/25/2036	335,290	0.0
1,049,166	Alternative Loan Trust 2006-27CB A5, 6.000%, 11/25/2036	851,468	0.0
376,519	Alternative Loan Trust 2006-HY11 A1, 0.349%, (US0001M + 0.120%), 06/25/2036	378,101	0.0
1,070,682	Alternative Loan Trust 2007-15CB A5, 5.750%, 07/25/2037	880,363	0.0
156,327	Alternative Loan Trust 2007-2CB 2A1, 0.709%, (US0001M + 0.600%), 03/25/2037	80,078	0.0
261,856	Alternative Loan Trust 2007-HY8C A1, 0.269%, (US0001M + 0.160%), 09/25/2047	250,838	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
776,431	Alternative Loan Trust 2007-OA4 A1, 0.279%, (US0001M + 0.170%), 05/25/2047	$737,919	0.0
1,336,337 (2)(4)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	1,363,064	0.1
420,121	Banc of America Funding 2007-2 1A16 Trust, 0.709%, (US0001M + 0.600%), 03/25/2037	328,394	0.0
2,114,817	Banc of America Funding 2007-C 7A1 Trust, 0.531%, (US0001M + 0.210%), 05/20/2047	2,109,497	0.1
302,415 (4)	Bear Stearns ALT-A Trust 2005-3 4A3, 2.499%, 04/25/2035	306,590	0.0
546,734 (4)	Bear Stearns ALT-A Trust 2006-6 31A1, 3.215%, 11/25/2036	424,931	0.0
708,691 (4)	Bear Stearns ALT-A Trust 2006-6 32A1, 3.256%, 11/25/2036	486,831	0.0
142,002 (4)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 2.757%, 01/26/2036	121,162	0.0
2,500,000 (2)	Bellemeade Re 2020-4 M2A Ltd., 2.709%, (US0001M + 2.600%), 06/25/2030	2,502,412	0.1
355,612 (2)(4)	Chase Home Lending Mortgage Trust 2019-ATR2 A3, 3.500%, 07/25/2049	366,096	0.0
972,940 (2)(4)	Chase Mortgage Finance Corp. 2019-1 B2, 3.945%, 03/25/2050	1,002,676	0.0
1,265,620 (2)(4)	Chase Mortgage Finance Corp. 2019-1 B3, 3.945%, 03/25/2050	1,314,415	0.1
449,203 (4)	Chase Mortgage Finance Trust Series 2006-A1 2A3, 3.262%, 09/25/2036	417,246	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
58,026 (4)	CHL Mortgage Pass-Through Trust 2004-22 A3, 2.769%, 11/25/2034	$58,729	0.0
434,643	CHL Mortgage Pass-Through Trust 2005-HYB9 2A1, 2.207%, (US0012M + 1.750%), 02/20/2036	420,207	0.0
797,822 (2)(4)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	813,517	0.0
624,517 (2)(4)	CIM Trust 2019-INV2 A3, 4.000%, 05/25/2049	641,021	0.0
465,378 (2)(4)	CIM Trust 2019-INV3 A15, 3.500%, 08/25/2049	465,362	0.0
698,067 (2)(4)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	712,923	0.0
1,006,842 (2)(4)	CIM Trust 2019-J1 1A2, 3.500%, 08/25/2049	1,026,751	0.0
1,738,082 (2)(4)	CIM Trust 2019-J1 B3, 4.004%, 08/25/2049	1,795,433	0.1
3,151,405 (2)(4)	CIM Trust 2019-J2 B2, 3.824%, 10/25/2049	3,177,152	0.1
1,978,834 (2)(4)	CIM Trust 2019-J2 B3, 3.824%, 10/25/2049	1,983,437	0.1
864,051 (2)(4)	CIM Trust 2020-INV1 A13, 3.000%, 04/25/2050	883,773	0.0
1,291,753 (2)(4)	CIM Trust 2020-J2 B3, 2.810%, 01/25/2051	1,213,703	0.1
5,500,000 (2)(4)	CIM Trust 2021-J2 A19, 2.500%, 04/25/2051	5,563,826	0.2
571,432	Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	576,113	0.0
97,943 (4)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 2.825%, 03/25/2036	87,388	0.0
55,503 (4)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 3.132%, 11/25/2036	51,516	0.0
303,823 (2)(4)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	320,866	0.0
170,943 (4)	Citigroup Mortgage Loan Trust, Inc. 2005-4 A, 3.012%, 08/25/2035	179,729	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
506,028	Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	$514,045	0.0
2,278,733 (2)(4)	COLT 2019-4 A3 Mortgage Loan Trust, 2.988%, 11/25/2049	2,294,597	0.1
3,760,578 (2)	Connecticut Avenue Securities Trust 2019-R07 1M2, 2.209%, (US0001M + 2.100%), 10/25/2039	3,773,331	0.2
5,740,000 (2)	Connecticut Avenue Securities Trust 2020-R02 2M2, 2.109%, (US0001M + 2.000%), 01/25/2040	5,748,457	0.2
24,080	Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.609%, (US0001M + 0.500%), 11/25/2035	13,453	0.0
688,816	Countrywide Asset-Backed Certificates 2005-IM1 M1, 0.829%, (US0001M + 0.720%), 11/25/2035	680,853	0.0
800,000 (2)(4)	CSMC 2017-HL1 A12 Trust, 3.500%, 06/25/2047	817,285	0.0
3,634,641 (2)	CSMC 2019-AFC1 A3 Trust, 2.877%, 07/25/2049	3,677,981	0.2
2,969,575 (2)(4)	CSMC 2021-AFC1 M1 Trust, 2.193%, 03/25/2056	2,944,695	0.1
380,490	CSMC Series 2007-2 3A6, 5.400%, 03/25/2037	289,233	0.0
867,320 (2)(4)	CSMC Trust 2013-7 A11, 3.500%, 08/25/2043	877,693	0.0
1,500,000 (2)(4)	Deephaven Residential Mortgage Trust 2019-2A M1, 3.921%, 04/25/2059	1,518,609	0.1
2,000,000 (2)(4)	Deephaven Residential Mortgage Trust 2019-4 M1, 3.484%, 10/25/2059	2,061,795	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,000,000 (2)(4)	Deephaven Residential Mortgage Trust 2020-1 M1, 3.010%, 01/25/2060	$2,056,903	0.1
532,861	Deutsche ALT-A Securities, Inc. ALT 2007-AB1 A1, 0.409%, (US0001M + 0.300%), 04/25/2037	376,862	0.0
122,748 (2)(4)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.257%, 06/27/2037	125,180	0.0
1,700,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 3.759%, (US0001M + 3.650%), 02/25/2040	1,714,564	0.1
616,480 (5)	Fannie Mae 2007-18 BS, 6.491%, (-1.000*US0001M + 6.600%), 06/25/2035	121,379	0.0
1,938,125 (5)	Fannie Mae 2008-94 SI, 5.391%, (-1.000*US0001M + 5.500%), 04/25/2036	439,753	0.0
50,951 (5)	Fannie Mae 2009-95 HI, 6.000%, 12/25/2038	4	0.0
240,267	Fannie Mae 2010-15 FD, 0.849%, (US0001M + 0.740%), 03/25/2040	245,504	0.0
640,933	Fannie Mae 2011-47 GF, 0.679%, (US0001M + 0.570%), 06/25/2041	650,951	0.0
85,496	Fannie Mae 2012-10 UF, 0.659%, (US0001M + 0.550%), 02/25/2042	86,875	0.0
242,839 (5)	Fannie Mae 2012-84 KI, 6.000%, (US0001M + 6.000%), 08/25/2042	48,992	0.0
762,524 (5)	Fannie Mae 2012-93 IL, 3.000%, 09/25/2027	43,584	0.0
4,852,745 (5)	Fannie Mae 2013-67 AI, 3.000%, 07/25/2028	294,404	0.0
747,358 (5)	Fannie Mae 2015-56 DI, 3.000%, 12/25/2032	22,003	0.0
29,130,151 (5)	Fannie Mae 2018-86 US, 6.091%, (-1.000*US0001M + 6.200%), 12/25/2048	5,368,573	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
82,418	Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.009%, (US0001M + 4.900%), 11/25/2024	$85,222	0.0
1,265,749	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.109%, (US0001M + 4.000%), 05/25/2025	1,286,191	0.1
1,475,234	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 5.659%, (US0001M + 5.550%), 04/25/2028	1,561,911	0.1
2,882,222	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 4.409%, (US0001M + 4.300%), 02/25/2025	2,927,655	0.1
3,379,516	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 4.359%, (US0001M + 4.250%), 01/25/2029	3,529,585	0.2
1,731,362	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 3.659%, (US0001M + 3.550%), 07/25/2029	1,790,189	0.1
3,644,970	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 3.759%, (US0001M + 3.650%), 09/25/2029	3,757,599	0.2
7,654,698	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.109%, (US0001M + 3.000%), 10/25/2029	7,856,984	0.3
1,198,084	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 2.959%, (US0001M + 2.850%), 11/25/2029	1,217,939	0.1
3,797,990	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 2.759%, (US0001M + 2.650%), 02/25/2030	3,845,327	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,894,441	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 2.609%, (US0001M + 2.500%), 05/25/2030	$3,931,165	0.2
3,693,517	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 2.909%, (US0001M + 2.800%), 02/25/2030	3,730,339	0.2
4,250,394	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.109%, (US0001M + 2.000%), 03/25/2031	4,248,256	0.2
3,013,461	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 2.209%, (US0001M + 2.100%), 03/25/2031	3,013,891	0.1
6,171,501	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 2.359%, (US0001M + 2.250%), 07/25/2030	6,200,977	0.3
3,477,052 (2)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.409%, (US0001M + 2.300%), 08/25/2031	3,494,352	0.1
1,596,855 (2)	Fannie Mae Connecticut Avenue Securities 2019-RO3 1M2, 2.259%, (US0001M + 2.150%), 09/25/2031	1,605,984	0.1
3,588,457 (2)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 2.559%, (US0001M + 2.450%), 07/25/2031	3,608,915	0.2
1,000,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2019-R05 1B1, 4.209%, (US0001M + 4.100%), 07/25/2039	1,006,462	0.0
4,350,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.159%, (US0001M + 2.050%), 01/25/2040	4,363,118	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,898,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 2M2, 3.759%, (US0001M + 3.650%), 02/25/2040	$3,944,277	0.2
41	Fannie Mae Connecticut Avenue Securities, 5.809%, (US0001M + 5.700%), 04/25/2028	44	0.0
712,343 (5)	Fannie Mae Interest Strip Series 346 6, 5.000%, 10/25/2033	122,964	0.0
112,212 (5)	Fannie Mae REMIC Trust 2000-26 SP, 8.391%, (-1.000*US0001M + 8.500%), 08/25/2030	17,645	0.0
165,451 (5)	Fannie Mae REMIC Trust 2002-13 SR, 6.491%, (-1.000*US0001M + 6.600%), 03/25/2032	25,648	0.0
97,539 (5)	Fannie Mae REMIC Trust 2004-64 SW, 6.941%, (-1.000*US0001M + 7.050%), 08/25/2034	19,864	0.0
69,472 (5)	Fannie Mae REMIC Trust 2004-66 SE, 6.391%, (-1.000*US0001M + 6.500%), 09/25/2034	12,515	0.0
373,457 (5)	Fannie Mae REMIC Trust 2009-25 SN, 6.441%, (-1.000*US0001M + 6.550%), 04/25/2039	80,474	0.0
69,474 (5)	Fannie Mae REMIC Trust 2012-146 LI, 4.500%, 10/25/2041	1,607	0.0
14,936,149 (5)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*US0001M + 6.050%), 06/25/2042	28,876	0.0
573,699 (5)	Fannie Mae REMIC Trust 2013-116 SC, 6.091%, (-1.000*US0001M + 6.200%), 04/25/2033	60,440	0.0
1,635,156 (5)	Fannie Mae REMICS 2004-53 UC, 7.441%, (-1.000*US0001M + 7.550%), 07/25/2034	375,296	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,623,963 (5)	Fannie Mae REMICS 2005-59 NS, 6.641%, (-1.000*US0001M + 6.750%), 05/25/2035	$188,143	0.0
183,586	Fannie Mae REMICS 2006-46 SP, 23.802%, (-3.667*US0001M + 24.200%), 06/25/2036	306,302	0.0
5,656,512 (5)	Fannie Mae REMICS 2007-22 SD, 6.291%, (-1.000*US0001M + 6.400%), 03/25/2037	1,191,734	0.1
4,314,112 (5)	Fannie Mae REMICS 2007-30 IE, 6.631%, (-1.000*US0001M + 6.740%), 04/25/2037	1,114,825	0.1
2,986,178 (5)	Fannie Mae REMICS 2007-55 S, 6.651%, (-1.000*US0001M + 6.760%), 06/25/2037	597,929	0.0
186,882 (5)	Fannie Mae REMICS 2010-102 DI, 4.000%, 06/25/2029	1,325	0.0
3,939,681 (5)	Fannie Mae REMICS 2011-123 SD, 6.491%, (-1.000*US0001M + 6.600%), 08/25/2039	252,728	0.0
103,095 (5)	Fannie Mae REMICS 2011-48 HI, 4.000%, 10/25/2038	224	0.0
18,318,124 (5)	Fannie Mae REMICS 2012-111 UI, 3.000%, 10/25/2027	1,139,149	0.1
1,451,230 (5)	Fannie Mae REMICS 2012-121 DI, 2.500%, 11/25/2027	77,851	0.0
14,849,790 (5)	Fannie Mae REMICS 2012-128 KI, 3.000%, 11/25/2027	921,229	0.0
3,448,496 (5)	Fannie Mae REMICS 2012-148 IB, 3.500%, 01/25/2028	247,083	0.0
5,401,245 (5)	Fannie Mae REMICS 2012-150 PS, 6.041%, (-1.000*US0001M + 6.150%), 01/25/2043	972,589	0.0
14,957,681 (5)	Fannie Mae REMICS 2013-1 LI, 2.500%, 02/25/2028	787,455	0.0
2,186,847 (5)	Fannie Mae REMICS 2013-137 PI, 5.000%, 10/25/2041	385,479	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
15,659,596 (5)	Fannie Mae REMICS 2013-19 JS, 6.091%, (-1.000*US0001M + 6.200%), 10/25/2041	$2,294,958	0.1
1,823,020 (5)	Fannie Mae REMICS 2013-2 NI, 4.000%, 02/25/2043	242,073	0.0
5,793,173 (5)	Fannie Mae REMICS 2013-21 KI, 3.000%, 03/25/2028	354,561	0.0
6,430,045 (5)	Fannie Mae REMICS 2013-32 EI, 2.500%, 04/25/2033	575,122	0.0
2,135,357 (5)	Fannie Mae REMICS 2013-41 BI, 3.000%, 05/25/2028	141,790	0.0
2,051,228 (5)	Fannie Mae REMICS 2013-69 PI, 3.000%, 04/25/2033	169,945	0.0
4,521,154 (5)	Fannie Mae REMICS 2013-97 JS, 6.041%, (-1.000*US0001M + 6.150%), 04/25/2038	745,428	0.0
9,955,475 (5)	Fannie Mae REMICS 2016-19 SB, 5.991%, (-1.000*US0001M + 6.100%), 04/25/2046	1,827,209	0.1
3,071,955 (5)	Fannie Mae REMICS 2016-4 BI, 4.000%, 02/25/2046	555,707	0.0
2,115,491 (5)	Fannie Mae REMICS 2016-61 PI, 4.500%, 01/25/2046	390,567	0.0
12,151,232 (5)	Fannie Mae REMICS 2019-15 AI, 4.000%, 04/25/2059	2,872,345	0.1
23,536,424 (5)	Fannie Mae REMICS 2019-17 SA, 5.991%, (-1.000*US0001M + 6.100%), 04/25/2049	4,430,986	0.2
22,110,504 (5)	Fannie Mae REMICS 2019-8 SB, 5.991%, (-1.000*US0001M + 6.100%), 03/25/2049	4,195,163	0.2
512,054	Fannie Mae Series 2006-11 FA, 0.409%, (US0001M + 0.300%), 03/25/2036	515,682	0.0
74,688	First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A7, 6.000%, 02/25/2037	47,660	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
708,696 (2)(4)	Flagstar Mortgage Trust 2017-2 A7, 3.500%, 10/25/2047	$722,644	0.0
651,753 (2)(4)	Flagstar Mortgage Trust 2018-1 B3, 4.003%, 03/25/2048	673,628	0.0
4,708,164 (2)(4)	Flagstar Mortgage Trust 2018-2 B2, 4.064%, 04/25/2048	4,935,738	0.2
1,953,244 (2)(4)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	1,996,136	0.1
3,773,861 (2)(4)	Flagstar Mortgage Trust 2018-4 B3, 4.281%, 07/25/2048	3,917,298	0.2
950,038 (2)(4)	Flagstar Mortgage Trust 2018-5 B3, 4.539%, 09/25/2048	959,478	0.0
675,000 (2)(4)	Flagstar Mortgage Trust 2018-6RR 1A7, 4.000%, 10/25/2048	688,236	0.0
3,596,153 (2)(4)	Flagstar Mortgage Trust 2018-6RR B1, 4.985%, 10/25/2048	3,859,689	0.2
1,461,009 (2)(4)	Flagstar Mortgage Trust 2019-2 B1, 4.125%, 12/25/2049	1,535,957	0.1
2,045,413 (2)(4)	Flagstar Mortgage Trust 2019-2 B2, 4.125%, 12/25/2049	2,134,878	0.1
3,435,455 (2)(4)	Flagstar Mortgage Trust 2020-1NV B2A, 4.319%, 03/25/2050	3,595,066	0.2
2,944,676 (2)(4)	Flagstar Mortgage Trust 2020-1NV B3, 4.319%, 03/25/2050	2,914,957	0.1
1,386,413 (5)	Freddie Mac 2009-70 PS, 6.641%, (-1.000*US0001M + 6.750%), 01/25/2037	312,145	0.0
189,726 (5)	Freddie Mac 2524 SH, 7.394%, (-1.000*US0001M + 7.500%), 11/15/2032	17,131	0.0
359,176 (5)	Freddie Mac 2525 SM, 7.894%, (-1.000*US0001M + 8.000%), 02/15/2032	84,747	0.0
343,387 (5)	Freddie Mac 2981 CS, 6.614%, (-1.000*US0001M + 6.720%), 05/15/2035	63,511	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
236,955 (5)	Freddie Mac 2989 HS, 7.044%, (-1.000*US0001M + 7.150%), 08/15/2034	$92,290	0.0
178,630 (5)	Freddie Mac 3018 SM, 7.094%, (-1.000*US0001M + 7.200%), 08/15/2035	41,396	0.0
1,957,828 (5)	Freddie Mac 3222 SN, 6.494%, (-1.000*US0001M + 6.600%), 09/15/2036	376,172	0.0
335,948 (4)(5)	Freddie Mac 324 144, 6.000%, 06/15/2039	77,979	0.0
703,386 (5)	Freddie Mac 3523 SA, 5.894%, (-1.000*US0001M + 6.000%), 09/15/2036	124,785	0.0
567,656 (5)	Freddie Mac 3582 MS, 6.044%, (-1.000*US0001M + 6.150%), 10/15/2039	112,819	0.0
856,159 (5)	Freddie Mac 3688 BI, 5.000%, 07/15/2040	160,422	0.0
3,536,443 (5)	Freddie Mac 4186 IA, 3.000%, 03/15/2033	377,747	0.0
130,649 (5)	Freddie Mac 4333 AI, 5.500%, 02/15/2044	23,782	0.0
7,086,692 (5)	Freddie Mac 4813 IO, 5.500%, 08/15/2048	1,515,580	0.1
116,199 (5)	Freddie Mac REMIC Trust 2266 S, 8.444%, (-1.000*US0001M + 8.550%), 11/15/2030	20,075	0.0
171,952 (5)	Freddie Mac REMIC Trust 2374 S, 7.994%, (-1.000*US0001M + 8.100%), 06/15/2031	39,030	0.0
94,711 (5)	Freddie Mac REMIC Trust 2417 SY, 8.294%, (-1.000*US0001M + 8.400%), 12/15/2031	24,326	0.0
182,297 (5)	Freddie Mac REMIC Trust 2577 SA, 7.344%, (-1.000*US0001M + 7.450%), 02/15/2033	41,809	0.0
92,367 (5)	Freddie Mac REMIC Trust 2981 SU, 7.694%, (-1.000*US0001M + 7.800%), 05/15/2030	18,476	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
154,290	Freddie Mac REMIC Trust 3031 BP, 8.000%, (-6.723*US0001M + 44.975%), 08/15/2035	$169,988	0.0
609,305 (5)	Freddie Mac REMIC Trust 3049 PI, 6.544%, (-1.000*US0001M + 6.650%), 10/15/2035	133,914	0.0
56,709	Freddie Mac REMIC Trust 3085 SK, 64.728%, (-12.000*US0001M + 66.000%), 12/15/2035	161,226	0.0
72,950 (6)	Freddie Mac REMIC Trust 3151 PO, 0.000%, 05/15/2036	66,063	0.0
33,234 (5)	Freddie Mac REMIC Trust 3590 PI, 6.000%, 07/15/2039	280	0.0
179,047 (5)	Freddie Mac REMIC Trust 3624 TS, 4.694%, (-1.000*US0001M + 4.800%), 01/15/2040	23,394	0.0
248,314 (5)	Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/2032	33,873	0.0
786,155 (5)	Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/2041	84,171	0.0
1,805,357 (5)	Freddie Mac REMICS 2781 SB, 7.044%, (-1.000*US0001M + 7.150%), 04/15/2034	368,338	0.0
480,497	Freddie Mac REMICS 2921 PF, 0.456%, (US0001M + 0.350%), 01/15/2035	482,091	0.0
4,149,838 (5)	Freddie Mac REMICS 3128 JI, 6.524%, (-1.000*US0001M + 6.630%), 03/15/2036	925,827	0.0
1,892,509 (5)	Freddie Mac REMICS 3298 S, 6.004%, (-1.000*US0001M + 6.110%), 04/15/2037	368,766	0.0
108,157 (5)	Freddie Mac REMICS 3763 AI, 3.500%, 06/15/2025	1,332	0.0
98,966 (5)	Freddie Mac REMICS 3851 PI, 4.000%, 08/15/2038	1	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,509,740 (5)	Freddie Mac REMICS 4097 IC, 2.500%, 08/15/2027	$228,538	0.0
1,252,952 (5)	Freddie Mac REMICS 4116 IL, 4.500%, 05/15/2042	170,966	0.0
14,855,948 (5)	Freddie Mac REMICS 4120 TI, 2.500%, 10/15/2027	749,864	0.0
2,080,411 (5)	Freddie Mac REMICS 4136 QI, 3.000%, 11/15/2032	135,321	0.0
1,411,787 (5)	Freddie Mac REMICS 4143 IK, 4.000%, 10/15/2041	122,062	0.0
1,294,245 (5)	Freddie Mac REMICS 4153 YI, 3.000%, 09/15/2042	58,350	0.0
2,847,960 (5)	Freddie Mac REMICS 4157 IH, 3.500%, 01/15/2043	430,774	0.0
1,820,346 (5)	Freddie Mac REMICS 4162 DI, 2.000%, 02/15/2028	76,475	0.0
7,145,665 (5)	Freddie Mac REMICS 4182 IL, 3.000%, 03/15/2028	457,637	0.0
1,264,405 (5)	Freddie Mac REMICS 4266 LI, 3.500%, 06/15/2028	53,788	0.0
36,947,136 (5)	Freddie Mac REMICS 4273 PS, 5.994%, (-1.000*US0001M + 6.100%), 11/15/2043	6,751,247	0.3
2,950,264 (5)	Freddie Mac REMICS 4290 EI, 5.000%, 12/15/2043	489,060	0.0
1,046,048	Freddie Mac REMICS 4385 LS, 9.065%, (-2.333*US0001M + 9.333%), 07/15/2037	1,160,648	0.1
3,263,947 (5)	Freddie Mac REMICS 4494 LI, 5.000%, 12/15/2043	405,642	0.0
9,430,583 (5)	Freddie Mac REMICS 4618 SA, 5.894%, (-1.000*US0001M + 6.000%), 09/15/2046	2,122,266	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,024,380	Freddie Mac REMICS 4625 BI, 3.500%, 06/15/2046	$383,979	0.0
3,196,468 (5)	Freddie Mac REMICS 4708 KI, 4.500%, 11/15/2046	519,563	0.0
37,977,919 (5)	Freddie Mac REMICS 4903 NS, 5.991%, (-1.000*US0001M + 6.100%), 08/25/2049	7,055,591	0.3
18,445,015 (5)	Freddie Mac REMICS 4909 SJ, 5.941%, (-1.000*US0001M + 6.050%), 09/25/2049	4,135,660	0.2
7,211,122 (5)	Freddie Mac REMICS 4910 SD, 5.944%, (-1.000*US0001M + 6.050%), 06/15/2049	1,518,695	0.1
23,788,391 (5)	Freddie Mac REMICS 4910 SH, 5.941%, (-1.000*US0001M + 6.050%), 09/25/2049	5,272,568	0.2
27,119,706 (5)	Freddie Mac REMICS 4924 SY, 5.941%, (-1.000*US0001M + 6.050%), 10/25/2049	6,081,608	0.3
741,776	Freddie Mac REMICS Trust 3740 FB, 0.606%, (US0001M + 0.500%), 10/15/2040	750,193	0.0
2,000,000 (2)	Freddie Mac STACR Remic Trust 2020-DNA2 M2, 1.959%, (US0001M + 1.850%), 02/25/2050	2,002,974	0.1
2,059,576 (2)	Freddie Mac STACR REMIC Trust 2020-DNA3 M2, 3.109%, (US0001M + 3.000%), 06/25/2050	2,075,523	0.1
6,343,027 (2)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 2.009%, (US0001M + 1.900%), 01/25/2050	6,358,330	0.3
4,000,000 (2)	Freddie Mac STACR Trust 2018-DNA3 M2, 2.209%, (US0001M + 2.100%), 09/25/2048	3,998,779	0.2
2,155,266 (5)	Freddie Mac Strips 287 IO, 3.000%, 10/15/2027	128,604	0.0
1,151,706 (5)	Freddie Mac Strips Series 224 IO, 6.000%, 03/01/2033	257,891	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
596,666 (5)	Freddie Mac Strips Series 237 S23, 6.994%, (-1.000*US0001M + 7.100%), 05/15/2036	$135,058	0.0
799,236 (5)	Freddie Mac Strips Series 260 33, 4.000%, 05/15/2039	127,209	0.0
617,879	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.109%, (US0001M + 4.000%), 08/25/2024	629,452	0.0
361,696	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3, 4.809%, (US0001M + 4.700%), 03/25/2028	377,571	0.0
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 3.959%, (US0001M + 3.850%), 03/25/2029	520,297	0.0
2,703,150	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA1 M2, 3.359%, (US0001M + 3.250%), 07/25/2029	2,789,089	0.1
5,104,136	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 2.759%, (US0001M + 2.650%), 12/25/2029	5,161,318	0.2
858,233	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 1.909%, (US0001M + 1.800%), 07/25/2030	855,101	0.0
2,584,008	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 2.409%, (US0001M + 2.300%), 09/25/2030	2,595,675	0.1
4,788,148 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA1 M2, 2.759%, (US0001M + 2.650%), 01/25/2049	4,835,990	0.2
7,693,750 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 2.159%, (US0001M + 2.050%), 04/25/2049	7,703,791	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,000 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 2.317%, (SOFR30A + 2.300%), 08/25/2033	$1,006,414	0.0
1,622,682 (2)(4)	Galton Funding Mortgage Trust 2018-2 B2, 4.750%, 10/25/2058	1,695,039	0.1
2,431,329 (2)(4)	Galton Funding Mortgage Trust 2019-1 B1, 4.250%, 02/25/2059	2,504,386	0.1
1,949,511 (2)(4)	Galton Funding Mortgage Trust 2019-1 B2, 4.500%, 02/25/2059	1,996,760	0.1
4,785,580 (5)	Ginnie Mae 2007-59 SC, 6.389%, (-1.000*US0001M + 6.500%), 07/20/2037	982,705	0.0
175,661 (5)	Ginnie Mae 2011-101 EI, 6.000%, (-19.355*US0001M + 109.161%), 10/16/2039	42,950	0.0
28,932,810 (5)	Ginnie Mae 2013-130 SB, 4.935%, (-1.000*US0001M + 5.050%), 09/16/2043	4,172,866	0.2
426,896 (5)	Ginnie Mae Series 2008-40 SA, 6.294%, (-1.000*US0001M + 6.400%), 05/16/2038	75,386	0.0
748,978 (5)	Ginnie Mae Series 2009-116 SJ, 6.374%, (-1.000*US0001M + 6.480%), 12/16/2039	145,439	0.0
1,138,875 (5)	Ginnie Mae Series 2010-143 JI, 4.000%, 08/16/2039	85,308	0.0
231,144 (5)	Ginnie Mae Series 2010-143 PI, 4.000%, 11/16/2037	310	0.0
1,825,778 (5)	Ginnie Mae Series 2010-4 IP, 5.000%, 01/16/2039	181,414	0.0
705,343 (5)	Ginnie Mae Series 2010-4 SL, 6.294%, (-1.000*US0001M + 6.400%), 01/16/2040	147,626	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
133,009 (5)	Ginnie Mae Series 2010-98 QS, 6.489%, (-1.000*US0001M + 6.600%), 01/20/2040	$11,529	0.0
1,982,157 (5)	Ginnie Mae Series 2011-101 BI, 0.650%, (-1.000*US0001M + 6.650%), 11/20/2037	45,777	0.0
2,750,000 (5)	Ginnie Mae Series 2011-124 KI, 4.000%, 08/20/2039	213,620	0.0
71,169	Ginnie Mae Series 2011-159 CI, 5.000%, 06/16/2040	33	0.0
5,866,599 (5)	Ginnie Mae Series 2011-25 AS, 5.949%, (-1.000*US0001M + 6.060%), 02/20/2041	1,099,509	0.1
3,093,609 (5)	Ginnie Mae Series 2012-148 IP, 3.500%, 04/20/2041	197,811	0.0
29,590 (5)	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/2041	3,185	0.0
2,944,992 (5)	Ginnie Mae Series 2012-39 PI, 4.000%, 03/16/2042	361,945	0.0
2,608,514 (5)	Ginnie Mae Series 2013-103 DS, 6.039%, (-1.000*US0001M + 6.150%), 07/20/2043	513,450	0.0
109,732 (5)	Ginnie Mae Series 2013-134 DS, 5.989%, (-1.000*US0001M + 6.100%), 09/20/2043	21,214	0.0
266,445 (5)	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/2043	38,974	0.0
1,357,663 (5)	Ginnie Mae Series 2013-81 IO, 4.500%, 01/16/2040	118,419	0.0
3,932,783 (5)	Ginnie Mae Series 2014-84 PI, 4.500%, 04/20/2043	518,449	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,789,667 (5)	Ginnie Mae Series 2015-132 BI, 4.000%, 11/20/2044	$430,202	0.0
24,147,768 (5)	Ginnie Mae Series 2015-144 SA, 6.089%, (-1.000*US0001M + 6.200%), 10/20/2045	5,213,421	0.2
4,318,636 (5)	Ginnie Mae Series 2015-69 IL, 0.200%, (-1.000*US0001M + 6.700%), 07/20/2034	30,941	0.0
263,559 (5)	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/2044	40,532	0.0
759,825 (5)	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/2044	85,482	0.0
8,695,096 (5)	Ginnie Mae Series 2018-153 SQ, 6.089%, (-1.000*US0001M + 6.200%), 11/20/2048	1,671,323	0.1
24,910,651 (5)	Ginnie Mae Series 2018-93 SJ, 6.089%, (-1.000*US0001M + 6.200%), 07/20/2048	4,360,742	0.2
558,669 (5)	Ginnie Mae Series 2019-111 TI, 5.000%, 09/20/2049	78,083	0.0
160,732 (5)	Ginnie Mae Series 2019-86 GI, 6.500%, 07/20/2049	29,655	0.0
995,470 (5)	Ginnie Mae Series 2019-86 HI, 5.500%, 07/20/2049	154,774	0.0
18,971,995 (5)	Ginnie Mae Series 2019-89 SC, 5.989%, (-1.000*US0001M + 6.100%), 07/20/2049	3,876,694	0.2
733,514 (2)(4)	GS Mortage-Backed Securities Trust 2020-PJ1 A1, 3.500%, 05/01/2050	740,835	0.0
1,164,993 (2)(4)	GS Mortage-Backed Securities Trust 2020-PJ1 A4, 3.500%, 05/01/2050	1,176,198	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,700,000 (2)(4)	GS Mortage-Backed Securities Trust 2020-PJ1 A8, 3.500%, 05/01/2050	$1,740,335	0.1
3,696,207 (2)(4)	GS Mortage-Backed Securities Trust 2020-PJ1 B3, 3.701%, 05/01/2050	3,647,941	0.2
266,808 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 A1, 4.000%, 08/25/2049	274,087	0.0
1,766,405 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 B3, 4.309%, 08/25/2049	1,846,635	0.1
428,633 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	432,125	0.0
3,888,308 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B2, 4.487%, 11/25/2049	4,074,573	0.2
3,877,056 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.487%, 11/25/2049	4,056,892	0.2
486,256 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B1, 4.096%, 03/25/2050	503,380	0.0
486,256 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B2, 4.096%, 03/25/2050	507,656	0.0
1,753,000 (2)(4)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ3 B3, 2.660%, 08/25/2051	1,655,884	0.1
435,146	HarborView Mortgage Loan Trust 2006-14 2A1A, 0.260%, (US0001M + 0.150%), 01/25/2047	410,129	0.0
503,487	HarborView Mortgage Loan Trust 2007-5 A1A, 0.300%, (US0001M + 0.190%), 09/19/2037	490,822	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,769,000 (2)	Home RE 2019-1 M2 Ltd., 3.359%, (US0001M + 3.250%), 05/25/2029	$4,767,667	0.2
2,055	HomeBanc Mortgage Trust 2004-1 2A, 0.969%, (US0001M + 0.860%), 08/25/2029	2,025	0.0
6,472	HomeBanc Mortgage Trust 2005-3 A2, 0.729%, (US0001M + 0.310%), 07/25/2035	6,505	0.0
1,684,807 (2)(4)	Homeward Opportunities Fund I Trust 2019-2 A3, 3.007%, 09/25/2059	1,688,881	0.1
72,896	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.529%, (US0001M + 0.420%), 04/25/2046	69,328	0.0
405,941 (2)(4)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	416,330	0.0
1,093,426 (2)(4)	J.P. Morgan Mortgage Trust 2019-2 B1, 4.624%, 08/25/2049	1,170,016	0.1
2,649,271 (2)(4)	J.P. Morgan Mortgage Trust 2019-2 B2, 4.624%, 08/25/2049	2,733,127	0.1
1,039,399 (2)(4)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	1,053,972	0.1
2,314,309 (2)(4)	J.P. Morgan Mortgage Trust 2019-LTV1 B1, 4.876%, 06/25/2049	2,429,432	0.1
1,832,162 (2)(4)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.876%, 06/25/2049	1,918,478	0.1
1,972,080 (4)	JP Morgan Mortgage Trust 2005-A4 B1, 2.906%, 07/25/2035	2,030,362	0.1
82,561	JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/2036	58,668	0.0
187,583	JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	140,488	0.0
452,153	JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/2036	261,444	0.0
784,352 (2)(4)	JP Morgan Mortgage Trust 2014-5 B3, 2.930%, 10/25/2029	789,321	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
610,624 (2)(4)	JP Morgan Mortgage Trust 2016-1 B3, 3.865%, 05/25/2046	$627,728	0.0
2,095,000 (2)(4)	JP Morgan Mortgage Trust 2016-1 B4, 3.865%, 05/25/2046	2,119,772	0.1
910,831 (2)(4)	JP Morgan Mortgage Trust 2016-4 A13, 3.500%, 10/25/2046	921,570	0.0
906,437 (2)(4)	JP Morgan Mortgage Trust 2017-1 B4, 3.509%, 01/25/2047	901,690	0.0
1,457,363 (2)(4)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	1,485,172	0.1
1,468,173 (2)(4)	JP Morgan Mortgage Trust 2017-3 B1, 3.794%, 08/25/2047	1,533,062	0.1
1,087,536 (2)(4)	JP Morgan Mortgage Trust 2017-3 B2, 3.794%, 08/25/2047	1,129,262	0.1
500,000 (2)(4)	JP Morgan Mortgage Trust 2017-4 A7, 3.500%, 11/25/2048	508,150	0.0
1,920,541 (2)(4)	JP Morgan Mortgage Trust 2017-5 B1, 3.115%, 10/26/2048	1,960,644	0.1
559,533 (2)(4)	JP Morgan Mortgage Trust 2017-6 B3, 3.813%, 12/25/2048	573,223	0.0
1,573,218 (2)(4)	JP Morgan Mortgage Trust 2017-6 B4, 3.813%, 12/25/2048	1,598,367	0.1
2,296,170 (2)(4)	JP Morgan Mortgage Trust 2018-1 B2, 3.738%, 06/25/2048	2,364,179	0.1
3,741,766 (2)(4)	JP Morgan Mortgage Trust 2018-3 B1, 3.753%, 09/25/2048	3,880,297	0.2
2,338,604 (2)(4)	JP Morgan Mortgage Trust 2018-3 B3, 3.753%, 09/25/2048	2,379,213	0.1
469,435 (2)(4)	JP Morgan Mortgage Trust 2018-4 B1, 3.750%, 10/25/2048	489,090	0.0
469,435 (2)(4)	JP Morgan Mortgage Trust 2018-4 B2, 3.750%, 10/25/2048	482,009	0.0
1,893,069 (2)(4)	JP Morgan Mortgage Trust 2018-5 A13, 3.500%, 10/25/2048	1,923,709	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
330,891 (2)(4)	JP Morgan Mortgage Trust 2018-6 1A10, 3.500%, 12/25/2048	$337,839	0.0
1,867,885 (2)(4)	JP Morgan Mortgage Trust 2018-6C B2, 3.928%, 12/25/2048	1,941,389	0.1
812,077 (2)(4)	JP Morgan Mortgage Trust 2018-8 A3, 4.000%, 01/25/2049	834,555	0.0
8,154,273 (2)(4)	JP Morgan Mortgage Trust 2018-8 B1, 4.186%, 01/25/2049	8,502,825	0.4
3,800,197 (2)(4)	JP Morgan Mortgage Trust 2018-8 B2, 4.186%, 01/25/2049	3,946,244	0.2
963,759 (2)(4)	JP Morgan Mortgage Trust 2018-9 B2, 4.413%, 02/25/2049	1,026,736	0.0
1,900,905 (2)(4)	JP Morgan Mortgage Trust 2018-9 B3, 4.413%, 02/25/2049	1,984,590	0.1
1,498,733 (2)(4)	JP Morgan Mortgage Trust 2018-LTV1 B1, 4.742%, 04/25/2049	1,571,180	0.1
897,105 (2)(4)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	913,865	0.0
607,938 (2)(4)	JP Morgan Mortgage Trust 2019-3 A3, 4.000%, 09/25/2049	622,249	0.0
2,475,974 (2)(4)	JP Morgan Mortgage Trust 2019-5 A3, 4.000%, 11/25/2049	2,548,282	0.1
2,899,484 (2)(4)	JP Morgan Mortgage Trust 2019-5 B1, 4.540%, 11/25/2049	3,147,752	0.1
4,832,473 (2)(4)	JP Morgan Mortgage Trust 2019-5 B2, 4.540%, 11/25/2049	5,189,023	0.2
566,193 (2)(4)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	576,841	0.0
2,910,267 (2)(4)	JP Morgan Mortgage Trust 2019-6 B1, 4.274%, 12/25/2049	3,106,310	0.1
6,305,577 (2)(4)	JP Morgan Mortgage Trust 2019-6 B2, 4.274%, 12/25/2049	6,704,078	0.3
1,741,573 (2)(4)	JP Morgan Mortgage Trust 2019-7 B2A, 3.178%, 02/25/2050	1,736,010	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
967,541 (2)(4)	JP Morgan Mortgage Trust 2019-7 B3A, 3.428%, 12/31/2049	$973,195	0.0
1,808,224 (2)(4)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	1,852,631	0.1
3,111,166 (2)(4)	JP Morgan Mortgage Trust 2019-8 B2A, 3.202%, 03/25/2050	3,166,354	0.1
972,239 (2)(4)	JP Morgan Mortgage Trust 2019-8 B3A, 3.452%, 03/25/2050	984,744	0.0
3,875,915 (2)(4)	JP Morgan Mortgage Trust 2019-INV1 B2, 5.061%, 10/25/2049	4,106,947	0.2
922,638 (2)(4)	JP Morgan Mortgage Trust 2019-INV2 A15, 3.500%, 02/25/2050	949,042	0.0
4,112,642 (2)(4)	JP Morgan Mortgage Trust 2019-INV3 B3, 4.490%, 05/25/2050	4,211,197	0.2
1,908,111 (2)(4)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	1,937,204	0.1
1,914,338 (2)(4)	JP Morgan Mortgage Trust 2019-LTV2 B2, 4.807%, 12/25/2049	1,977,982	0.1
1,940,535 (2)(4)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.807%, 12/25/2049	2,023,492	0.1
2,727,230 (2)(4)	JP Morgan Mortgage Trust 2019-LTV3 B2, 4.542%, 12/31/2049	2,820,884	0.1
6,348,074 (2)(4)	JP Morgan Mortgage Trust 2019-LTV3 B3, 4.542%, 12/31/2049	6,574,288	0.3
944,272 (2)(4)	JP Morgan Mortgage Trust 2020-2 A15, 3.500%, 07/25/2050	961,202	0.0
3,062,385 (2)(4)	JP Morgan Mortgage Trust 2020-3 B2, 3.899%, 08/25/2050	3,228,792	0.1
4,924,421 (2)(4)	JP Morgan Mortgage Trust 2020-4 B1, 3.745%, 11/25/2050	5,301,581	0.2
1,950,369 (2)(4)	JP Morgan Mortgage Trust 2020-LTV1 A15, 3.500%, 06/25/2050	1,992,303	0.1
4,900,000 (2)(4)	JP Morgan Mortgage Trust 2020-LTV1 A5, 3.500%, 06/25/2050	4,934,120	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
949,552 (2)(4)	JP Morgan Trust 2015-3 B3, 3.638%, 05/25/2045	$969,295	0.0
1,668,213 (2)(4)	JP Morgan Trust 2015-3 B4, 3.638%, 05/25/2045	1,690,213	0.1
2,738,226,804 (2)(5)	L Street Securities 2017-PM1 XIO, 0.030%, 10/25/2048	897,865	0.0
74,310	Lehman XS Trust Series 2005-5N 1A2, 0.469%, (US0001M + 0.360%), 11/25/2035	69,933	0.0
212,321 (2)(4)	Mello Mortgage Capital Acceptance 2018-MTG2 A1, 4.437%, 10/25/2048	215,098	0.0
1,065,473 (2)(4)	Mello Mortgage Capital Acceptance 2018-MTG2 B1, 4.437%, 10/25/2048	1,136,993	0.1
655,000	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 1.909%, (US0001M + 1.800%), 09/25/2035	655,730	0.0
1,172,331	Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 0.409%, (US0001M + 0.150%), 08/25/2036	485,629	0.0
398,203 (2)(4)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	427,510	0.0
823,872 (2)(4)	New Residential Mortgage Loan Trust 2019-NQM3 A3, 3.086%, 07/25/2049	824,804	0.0
769,802 (2)(4)	OBX 2019-EXP3 1A9 Trust, 3.500%, 10/25/2059	784,116	0.0
1,329,080 (2)(4)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	1,355,082	0.1
825,073 (2)(4)	OBX 2020-INV1 A21 Trust, 3.500%, 05/25/2049	839,152	0.0
24,729	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	22,978	0.0
1,000,000 (2)(4)	PSMC 2019-3 A12 Trust, 3.500%, 11/25/2049	1,023,516	0.0
3,743,985 (2)(4)	RCKT Mortgage Trust 2019-1 B1A, 3.906%, 09/25/2049	3,911,830	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,430,869 (2)(4)	RCKT Mortgage Trust 2019-1 B2A, 3.906%, 09/25/2049	$2,498,261	0.1
2,167,602 (2)(4)	RCKT Mortgage Trust 2020-1 A13, 3.000%, 02/25/2050	2,201,696	0.1
1,633,923 (2)(4)	RCKT Mortgage Trust 2020-1 B2A, 3.517%, 02/25/2050	1,692,319	0.1
2,200,000 (2)(4)	RCKT Mortgage Trust 2021-1 A13, 2.500%, 03/25/2051	2,222,945	0.1
1,521,091 (4)	Sequoia Mortgage Trust 2013-3 B3, 3.513%, 03/25/2043	1,557,170	0.1
302,945 (2)	Sequoia Mortgage Trust 2013-9 B1, 3.500%, 07/25/2043	313,583	0.0
1,749,326 (2)	Sequoia Mortgage Trust 2013-9 B2, 3.500%, 07/25/2043	1,798,434	0.1
1,035,601 (2)(4)	Sequoia Mortgage Trust 2015-1 B1, 3.893%, 01/25/2045	1,079,422	0.1
1,553,461 (2)(4)	Sequoia Mortgage Trust 2017-1 B2, 3.612%, 02/25/2047	1,624,434	0.1
2,413,345 (2)(4)	Sequoia Mortgage Trust 2018-5 B3, 3.922%, 05/25/2048	2,510,271	0.1
1,175,461 (2)(4)	Sequoia Mortgage Trust 2018-6 B1, 4.167%, 07/25/2048	1,252,236	0.1
751,666 (2)(4)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.472%, 02/25/2048	803,953	0.0
563,749 (2)(4)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.472%, 02/25/2048	592,759	0.0
456,327 (2)(4)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	464,915	0.0
1,729,259 (2)(4)	Sequoia Mortgage Trust 2019-2 B2, 4.267%, 06/25/2049	1,813,502	0.1
1,635,169 (2)(4)	Sequoia Mortgage Trust 2019-2 B3, 4.267%, 06/25/2049	1,670,106	0.1
1,992,544 (2)(4)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	2,026,612	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,064,366 (2)(4)	Sequoia Mortgage Trust 2019-5 A19, 3.500%, 12/25/2049	$1,075,664	0.1
2,110,226 (2)(4)	Sequoia Mortgage Trust 2019-5 B2, 3.765%, 12/25/2049	2,231,662	0.1
2,111,195 (2)(4)	Sequoia Mortgage Trust 2019-5 B3, 3.765%, 12/25/2049	2,142,611	0.1
2,608,974 (2)(4)	Sequoia Mortgage Trust 2019-CH1 B1B, 5.064%, 03/25/2049	2,684,257	0.1
965,214 (2)(4)	Sequoia Mortgage Trust 2019-CH1 B2B, 5.064%, 03/25/2049	1,011,815	0.0
1,319,286 (2)(4)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	1,346,696	0.1
600,000 (2)(4)	Sequoia Mortgage Trust 2019-CH3 A13, 4.000%, 09/25/2049	616,348	0.0
1,947,194 (2)(4)	Sequoia Mortgage Trust 2019-CH3 B1B, 4.541%, 09/25/2049	2,038,152	0.1
456,419 (2)(4)	Sequoia Mortgage Trust 2020-1 A1, 3.500%, 02/25/2050	467,167	0.0
2,053,884 (2)(4)	Sequoia Mortgage Trust 2020-1 A19, 3.500%, 02/25/2050	2,102,252	0.1
1,127,439 (2)(4)	Sequoia Mortgage Trust 2020-2 A19, 3.500%, 03/25/2050	1,147,108	0.1
1,485,001 (2)(4)	Sequoia Mortgage Trust 2020-2 B3, 3.666%, 03/25/2050	1,468,584	0.1
2,337,143 (2)(4)	Shellpoint Co-Originator Trust 2017-2 B2, 3.711%, 10/25/2047	2,439,047	0.1
3,098,310 (2)(4)	Shellpoint Co-Originator Trust 2017-2 B3, 3.711%, 10/25/2047	3,207,043	0.1
2,716,165 (2)(4)	Starwood Mortgage Residential Trust 2019-1 A3, 3.299%, 06/25/2049	2,730,924	0.1
50,109 (4)	Structured Adjustable Rate Mortgage Loan Trust 2005-4 3A1, 2.593%, 03/25/2035	49,304	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
91,716 (4)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.499%, 10/25/2036	$89,375	0.0
195,208 (4)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 2.906%, 06/25/2034	197,383	0.0
1,227,947 (4)	WaMu Mortgage Pass-Through Certificates Series 2004-AR7 A6, 2.896%, 07/25/2034	1,279,607	0.1
98,156,523 (4)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR1 X Trust, 1.897%, 01/25/2045	2,491,183	0.1
207,721 (4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 3.097%, 09/25/2035	214,475	0.0
36,145,365 (4)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR2 X Trust, 2.049%, 01/25/2045	1,701,427	0.1
16,021 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.037%, 10/25/2036	16,081	0.0
102,779 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 2.633%, 11/25/2036	102,294	0.0
394,989 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 2.633%, 11/25/2036	393,126	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
54,934 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.173%, 12/25/2036	$53,098	0.0
55,984 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.112%, 08/25/2046	55,760	0.0
98,800 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.205%, 12/25/2036	97,243	0.0
481,611 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 2.835%, 03/25/2037	437,763	0.0
10,765 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.129%, 04/25/2037	10,112	0.0
62,589 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.086%, 07/25/2037	62,030	0.0
610,054	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 1.009%, (US0001M + 0.900%), 11/25/2035	535,059	0.0
646,914	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A9, 6.000%, 11/25/2035	652,329	0.0
586,537	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	559,202	0.0
740,337	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	737,661	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
139,926	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	$140,140	0.0
765,512	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 0.709%, (US0001M + 0.600%), 07/25/2036	443,925	0.0
1,941,730	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 3A Trust, 1.199%, (12MTA + 0.940%), 07/25/2046	1,373,655	0.1
837,227	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.219%, (12MTA + 0.960%), 08/25/2046	570,009	0.0
33,401	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.539%, (US0001M + 0.430%), 06/25/2037	26,542	0.0
786,790 (4)	Wells Fargo Mortgage Backed Securities 2006-AR12 1A1, 2.954%, 09/25/2036	747,343	0.0
151,322 (4)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 2.897%, 12/28/2037	145,507	0.0
3,161,088 (2)(4)	Wells Fargo Mortgage Backed Securities 2018-1 B1, 3.688%, 07/25/2047	3,334,609	0.1
1,413,629 (2)(4)	Wells Fargo Mortgage Backed Securities 2018-1 B3, 3.688%, 07/25/2047	1,419,728	0.1
1,576,656 (2)(4)	Wells Fargo Mortgage Backed Securities 2019-4 B3 Trust, 3.557%, 09/25/2049	1,617,441	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,982,454 (2)(4)	Wells Fargo Mortgage Backed Securities 2020-1 B3 Trust, 3.411%, 12/25/2049	$2,013,084	0.1
3,524,805 (2)(4)	Wells Fargo Mortgage Backed Securities 2020-2 B1 Trust, 3.269%, 12/25/2049	3,605,325	0.2
2,957,039 (2)(4)	Wells Fargo Mortgage Backed Securities 2020-4 B2 Trust, 3.256%, 07/25/2050	3,039,683	0.1
2,041,000 (2)(4)(7)	Wells Fargo Mortgage Backed Securities 2021-1 B3 Trust, 2.742%, 12/25/2050	1,898,538	0.1
595,704 (2)(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.761%, 08/20/2045	616,131	0.0
	Total Collateralized Mortgage Obligations
	(Cost $569,530,739)	585,550,782	23.8
ASSET-BACKED SECURITIES: 16.8%
	Automobile Asset-Backed Securities: 1.1%
2,450,000	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	2,546,525	0.1
4,400,000	AmeriCredit Automobile Receivables Trust 2020-1 D, 1.800%, 12/18/2025	4,490,624	0.2
3,000,000	Carmax Auto Owner Trust 2019-2 D, 3.410%, 10/15/2025	3,143,222	0.1
2,500,000 (2)	Santander Drive Auto Receivables Trust 2018-1 E, 4.370%, 05/15/2025	2,576,214	0.1
4,450,000	Santander Drive Auto Receivables Trust 2019-2 D, 3.220%, 07/15/2025	4,624,987	0.2
6,000,000	Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	6,193,149	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
850,000 (2)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	$859,627	0.0
3,800,000 (2)	Tesla Auto Lease Trust 2019-A C, 2.680%, 01/20/2023	3,905,699	0.2
		28,340,047	1.1
	Home Equity Asset-Backed Securities: 0.6%
2,550,226 (2)(4)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	2,536,877	0.1
3,040,598 (2)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A3, 7.250%, 02/25/2038	3,022,366	0.1
396,469	GSAA Home Equity Trust 2006-3 A3, 0.709%, (US0001M + 0.300%), 03/25/2036	270,853	0.0
2,533,829 (4)	GSAA Home Equity Trust 2006-4 4A3, 3.067%, 03/25/2036	2,032,650	0.1
986,087	GSAA Home Equity Trust 2007-1 1A1, 0.189%, (US0001M + 0.080%), 02/25/2037	421,854	0.0
1,010,124 (4)	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	587,917	0.0
1,021,820 (4)	Morgan Stanley Mortgage Loan Trust 2007-10XS A2, 6.250%, 02/25/2037	666,142	0.1
525,640	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 0.569%, (US0001M + 0.230%), 02/25/2037	499,821	0.0
3,792,554 (4)	Renaissance Home Equity Loan Trust 2004-4 MF2, 5.818%, 02/25/2035	3,663,663	0.2
		13,702,143	0.6

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: 14.1%
2,396,267 (2)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	$2,360,476	0.1
3,089,000 (2)	Ajax Mortgage Loan Trust 2019-D A2, 3.500%, 09/25/2065	3,142,883	0.1
4,234,000 (2)	Ajax Mortgage Loan Trust 2019-F A2, 3.500%, 09/25/2059	4,304,717	0.2
2,500,000 (2)	AMMC CLO 16 Ltd. 2015-16A CR2, 2.137%, (US0003M + 1.950%), 04/14/2029	2,475,877	0.1
2,000,000 (2)	AMMC CLO XI Ltd. 2012-11A CR2, 2.105%, (US0003M + 1.900%), 04/30/2031	1,984,588	0.1
4,750,000 (2)	Apidos CLO XI 2012-11A CRR, 2.723%, (US0003M + 2.500%), 10/17/2030	4,750,641	0.2
9,000,000 (2)	Apidos CLO XXII 2015-22A BR, 2.174%, (US0003M + 1.950%), 04/20/2031	9,000,801	0.4
2,700,000 (2)	Apidos CLO XXIV 2016-24A BRR, 2.167%, (US0003M + 2.050%), 10/20/2030	2,693,282	0.1
5,000,000 (2)	Apidos CLO XXXIII 2020-33A B, 2.418%, (US0003M + 2.200%), 07/24/2031	5,010,970	0.2
1,641,750 (2)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/07/2049	1,693,246	0.1
746,250 (2)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/07/2049	788,004	0.0
1,519,054 (2)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	1,559,662	0.1
1,100,000 (2)	Ares XLII Clo Ltd. 2017-42A C, 2.422%, (US0003M + 2.200%), 01/22/2028	1,100,228	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,500,000 (2)	Atrium XIV LLC 14A A2BR, 2.304%, 08/23/2030	$2,500,653	0.1
750,000 (2)	Atrium CDO Corp. 12A CR, 1.872%, (US0003M + 1.650%), 04/22/2027	750,006	0.0
2,000,000 (2)	Babson CLO Ltd. 2018-3A C, 2.124%, (US0003M + 1.900%), 07/20/2029	1,980,102	0.1
6,000,000 (2)	Barings Clo Ltd. 2019-4A C, 3.041%, (US0003M + 2.800%), 01/15/2033	6,022,602	0.2
2,000,000 (2)	Benefit Street Partners CLO V-B Ltd. 2018-5BA B, 2.374%, (US0003M + 2.150%), 04/20/2031	1,984,840	0.1
1,250,000 (2)	Benefit Street Partners CLO VII Ltd. 2015-VIIA BR, 1.773%, (US0003M + 1.550%), 07/18/2027	1,246,985	0.1
500,000 (2)	Benefit Street Partners CLO VII Ltd. 2015-VIIA CR, 2.623%, (US0003M + 2.400%), 07/18/2027	499,996	0.0
2,760,000 (2)	Benefit Street Partners CLO X Ltd. 2016-10A BRR, 2.391%, (US0003M + 2.150%), 04/20/2034	2,744,185	0.1
15,120,000 (2)	Benefit Street Partners CLO XII Ltd. 2017-12A A1, 1.491%, (US0003M + 1.250%), 10/15/2030	15,124,203	0.6
1,000,000 (2)	BlueMountain CLO 2013-2A CR, 2.172%, (US0003M + 1.950%), 10/22/2030	991,362	0.0
1,000,000 (2)	BlueMountain CLO 2015-4 CR Ltd., 2.124%, (US0003M + 1.900%), 04/20/2030	987,865	0.0
1,250,000 (2)	BlueMountain CLO Ltd. 2021-28A C, 2.113%, (US0003M + 2.000%), 04/15/2034	1,243,866	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,750,000 (2)	BlueMountain CLO XXV Ltd. 2019-25A C, 2.691%, (US0003M + 2.450%), 07/15/2032	$3,751,620	0.2
4,000,000 (2)	Bristol Park CLO Ltd. 2016-1A CR, 2.191%, (US0003M + 1.950%), 04/15/2029	4,000,500	0.2
750,000 (2)	Buttermilk Park CLO Ltd. 2018-1A C, 2.341%, (US0003M + 2.100%), 10/15/2031	750,062	0.0
1,500,000 (2)	Carlyle Global Market Strategies CLO 2015-3A CR Ltd., 3.069%, (US0003M + 2.850%), 07/28/2028	1,461,893	0.1
1,500,000 (2)	Carlyle US CLO 2016-4A BR Ltd., 2.324%, (US0003M + 2.100%), 10/20/2027	1,500,024	0.1
1,000,000 (2)	Cent CLO C17A BR Ltd., 2.055%, (US0003M + 1.850%), 04/30/2031	1,000,019	0.0
1,500,000 (2)	CIFC Funding 2013-IA BR Ltd., 2.623%, (US0003M + 2.400%), 07/16/2030	1,500,184	0.1
2,000,000 (2)	CIFC Funding 2014-4RA B Ltd., 2.423%, (US0003M + 2.200%), 10/17/2030	2,000,348	0.1
5,900,000 (2)	CIFC Funding 2015-4A BR2 Ltd., 2.009%, (US0003M + 1.900%), 04/20/2034	5,890,147	0.2
6,250,000 (2)	CIFC Funding 2017-2A C, 2.574%, (US0003M + 2.350%), 04/20/2030	6,251,000	0.3
5,500,000 (2)	CIFC Funding 2019-2A CR Ltd., 2.294%, (US0003M + 2.100%), 04/17/2034	5,500,583	0.2
1,100,000	Countrywide Asset-Backed Certificates 2005-AB2 M1, 0.814%, (US0001M + 0.705%), 09/25/2035	1,089,199	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,750,000 (2)	Cumberland Park CLO Ltd. 2015-2A CR, 2.024%, (US0003M + 1.800%), 07/20/2028	$1,750,625	0.1
837,250 (2)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	907,296	0.0
443,250 (2)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	470,584	0.0
574,500 (2)	Domino’s Pizza Master Issuer LLC 2015-1A A1II, 4.474%, 10/25/2045	607,379	0.0
1,067,000 (2)	Domino’s Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	1,151,739	0.1
3,055,500 (2)	Domino’s Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	3,072,586	0.1
2,306,900 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	2,431,373	0.1
3,514,500 (2)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	3,703,779	0.2
2,156,000 (2)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	2,281,330	0.1
1,215,625 (2)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	1,296,613	0.1
2,750,000 (2)	Dryden 30 Senior Loan Fund 2013-30A DR, 2.794%, (US0003M + 2.600%), 11/15/2028	2,665,847	0.1
1,750,000 (2)	Dryden 55 CLO Ltd. 2018-55A C, 2.141%, (US0003M + 1.900%), 04/15/2031	1,750,095	0.1
5,000,000 (2)	Dryden 75 CLO Ltd. 2019-75A CR2, 1.994%, (US0003M + 1.800%), 04/15/2034	5,000,495	0.2
1,150,000 (2)	Dryden XXV Senior Loan Fund 2012-25A DRR, 3.241%, (US0003M + 3.000%), 10/15/2027	1,123,694	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,061,863 (2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	$3,198,482	0.1
750,000 (2)	Galaxy XXII CLO Ltd. 2016-22A DR, 3.323%, (US0003M + 3.100%), 07/16/2028	745,064	0.0
906,837 (2)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	975,689	0.0
3,235,110 (2)	Helios Issuer, LLC 2018-1A B, 7.710%, 07/20/2048	3,383,898	0.1
4,500,000 (2)	Jay Park CLO Ltd. 2016-1A BR, 2.224%, (US0003M + 2.000%), 10/20/2027	4,501,026	0.2
1,000,000 (2)	JG Wentworth XLII LLC 2018-2A B, 4.700%, 10/15/2077	1,077,823	0.0
1,600,000 (2)	Kayne CLO 10 Ltd. 2021-10A C, 1.944%, (US0003M + 1.750%), 04/23/2034	1,597,331	0.1
1,710,000 (2)	Kayne CLO I Ltd. 2018-1A CR, 1.918%, (US0003M + 1.750%), 07/15/2031	1,708,996	0.1
1,350,000 (2)	LCM XVIII L.P. 18A CR, 2.074%, (US0003M + 1.850%), 04/20/2031	1,336,611	0.1
1,000,000 (2)	LCM XX L.P. 20A-CR, 2.174%, (US0003M + 1.950%), 10/20/2027	1,000,100	0.0
2,800,000 (2)	LCM XXIV Ltd. 24A CR, 2.094%, (US0003M + 1.900%), 03/20/2030	2,791,090	0.1
900,379 (2)	LCSS Financing 2018-A A LLC, 4.700%, 12/15/2062	908,354	0.0
1,000,000 (2)	Madison Park Funding XIII Ltd. 2014-13A CR2, 2.123%, (US0003M + 1.900%), 04/19/2030	997,822	0.0
2,500,000 (2)	Madison Park Funding XIX Ltd. 2015-19A B1R2, 2.072%, (US0003M + 1.850%), 01/22/2028	2,500,355	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
6,000,000 (2)	Madison Park Funding XXI Ltd. 2016-21A BR, 3.091%, (US0003M + 2.850%), 10/15/2032	$6,011,706	0.2
1,000,000 (2)	Magnetite VIII Ltd. 2014-8A CR2, 2.091%, (US0003M + 1.850%), 04/15/2031	995,792	0.0
1,700,000 (2)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	1,743,668	0.1
1,700,000 (2)	Marlette Funding Trust 2019-1A B, 3.940%, 04/16/2029	1,734,347	0.1
2,000,000 (2)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	2,047,583	0.1
4,050,000 (2)	Marlette Funding Trust 2019-3A C, 3.790%, 09/17/2029	4,114,414	0.2
1,950,000 (2)	Marlette Funding Trust 2019-4A B, 2.950%, 12/17/2029	1,992,952	0.1
1,600,000 (2)	Marlette Funding Trust 2020-1A C, 2.800%, 03/15/2030	1,638,107	0.1
2,203,418 (2)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	2,330,425	0.1
810,253 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	875,671	0.0
1,979,499 (2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	2,103,252	0.1
1,828,037 (2)	Mosaic Solar Loan Trust 2019-1A A, 4.370%, 12/21/2043	2,003,024	0.1
742,234 (2)	Mosaic Solar Loan Trust 2019-2A A, 2.880%, 09/20/2040	777,040	0.0
1,455,734 (2)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	1,568,749	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,500,000 (2)	Neuberger Berman Loan Advisers CLO 24 Ltd. 2017-24A CR, 2.173%, (US0003M + 1.950%), 04/19/2030	$3,500,536	0.1
7,700,000 (2)	Neuberger Berman Loan Advisers CLO 30 Ltd. 2018-30A CR, 1.944%, (US0003M + 1.750%), 01/20/2031	7,680,265	0.3
2,300,000 (2)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 2.676%, (US0003M + 2.450%), 10/16/2032	2,305,078	0.1
700,000 (2)	Ocean Trails CLO IV 2013-4A DR, 3.194%, (US0003M + 3.000%), 08/13/2025	700,023	0.0
3,550,000 (2)	Octagon Investment Partners 30 Ltd. 2017-1A BR, 2.174%, (US0003M + 1.950%), 03/17/2030	3,535,253	0.1
7,470,000 (2)	Octagon Investment Partners 31 Ltd. 2017-1A CR, 2.274%, (US0003M + 2.050%), 07/20/2030	7,470,045	0.3
2,250,000 (2)	Octagon Investment Partners 32 Ltd. 2017-1A C, 2.491%, (US0003M + 2.250%), 07/15/2029	2,250,241	0.1
4,500,000 (2)	Octagon Investment Partners 32 Ltd. 2017-1A CR, 2.244%, (US0003M + 2.050%), 07/15/2029	4,500,000	0.2
600,000 (2)	Octagon Investment Partners 33 Ltd. 2017-1A B, 2.074%, (US0003M + 1.850%), 01/20/2031	599,652	0.0
3,250,000 (2)	Octagon Investment Partners 48 Ltd. 2020-3A B, 2.082%, (US0003M + 1.850%), 10/20/2031	3,256,156	0.1
1,000,000 (2)	Octagon Investment Partners XXIII Ltd. 2015-1A CR, 2.091%, (US0003M + 1.850%), 07/15/2027	1,000,104	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,500,000 (2)	OHA Credit Funding 3 Ltd. 2019-3A C, 2.674%, (US0003M + 2.450%), 07/20/2032	$1,502,060	0.1
3,000,000 (2)	Palmer Square Loan Funding 2018-4 D Ltd., 4.444%, (US0003M + 4.250%), 11/15/2026	2,948,403	0.1
4,250,000 (2)	Palmer Square Loan Funding 2021-2A C Ltd., 2.594%, (US0003M + 2.400%), 05/20/2029	4,250,442	0.2
432,806 (4)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.638%, 01/25/2036	437,749	0.0
2,419,375 (2)	Primose Funding LLC 2019-1A A2, 4.475%, 07/30/2049	2,476,913	0.1
1,100,000 (2)	Recette Clo Ltd. 2015-1A CRR, 1.859%, (US0003M + 1.750%), 04/20/2034	1,096,321	0.0
3,270,000 (2)	Shackleton 2019-15A CR CLO Ltd., 2.298%, (US0003M + 2.150%), 01/15/2032	3,253,585	0.1
383,114 (2)(4)	SoFi Consumer Loan Program 2017-1 B, 4.730%, 01/26/2026	385,962	0.0
1,985,000 (2)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	2,047,635	0.1
2,050,000 (2)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	2,117,558	0.1
3,000,000 (2)	SoFi Consumer Loan Program 2018-4 D Trust, 4.760%, 11/26/2027	3,132,034	0.1
2,750,000 (2)	SoFi Consumer Loan Program 2019-1 D Trust, 4.420%, 02/25/2028	2,848,102	0.1
3,000,000 (2)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	3,116,416	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
4,000,000 (2)	SoFi Consumer Loan Program 2019-3 D Trust, 3.890%, 05/25/2028	$4,148,003	0.2
2,000,000 (2)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	2,050,046	0.1
600,000 (2)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	613,235	0.0
2,100,000 (2)	SoFi Consumer Loan Program 2020-1 C Trust, 2.500%, 01/25/2029	2,138,778	0.1
1,200,000 (2)	SoFi Consumer Loan Program 2020-1 D Trust, 2.940%, 01/25/2029	1,217,850	0.1
1,928,875 (2)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	2,007,260	0.1
5,700,000 (2)	Sound Point Clo XIV Ltd. 2016-3A CR, 2.221%, (US0003M + 2.050%), 01/23/2029	5,680,683	0.2
11,820,000 (2)	Sound Point CLO XXVIII Ltd. 2020-3A A1, 1.535%, (US0003M + 1.280%), 01/25/2032	11,834,444	0.5
5,031,292 (2)	Sunnova Sol Issuer LLC 2020-1A A, 3.350%, 02/01/2055	5,177,187	0.2
1,894,819 (2)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	2,086,249	0.1
3,728,327 (2)	Sunrun Atlas Issuer 2019-2 A LLC, 3.610%, 01/30/2055	3,947,314	0.2
1,075,250 (2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,179,783	0.1
1,000,000 (2)	TCI-Flatiron Clo 2017-1A C Ltd., 2.042%, (US0003M + 1.850%), 11/18/2030	1,000,137	0.0
2,250,000 (2)	TCI-Flatiron Clo 2018-1A CR Ltd., 1.894%, (US0003M + 1.750%), 01/29/2032	2,250,218	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,100,000 (2)	TCW CLO 2021-1A C Ltd., 2.009%, (US0003M + 1.900%), 03/18/2034	$3,094,860	0.1
4,000,000 (2)	TES 2017-2A B LLC, 6.990%, 02/20/2048	3,952,794	0.2
3,450,000 (2)	TES LLC 2017-1A B, 7.740%, 10/20/2047	3,408,902	0.1
2,000,000 (2)	THL Credit Wind River 2014-1 CRR CLO Ltd., 2.173%, (US0003M + 1.950%), 07/18/2031	1,984,102	0.1
4,000,000 (2)	THL Credit Wind River 2014-2A AR CLO Ltd., 1.381%, (US0003M + 1.140%), 01/15/2031	3,999,992	0.2
1,000,000 (2)	THL Credit Wind River 2016-1A CR CLO Ltd., 2.341%, (US0003M + 2.100%), 07/15/2028	1,000,053	0.0
2,000,000 (2)(4)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	2,116,270	0.1
2,500,000 (2)(4)	Towd Point Mortgage Trust 2017-6 A2, 3.000%, 10/25/2057	2,629,171	0.1
1,500,000 (2)	Upland CLO Ltd. 2016-1A BR, 2.074%, (US0003M + 1.850%), 04/20/2031	1,500,059	0.1
1,795,000 (2)	Venture XX CLO Ltd. 2015-20A CR, 2.141%, (US0003M + 1.900%), 04/15/2027	1,795,111	0.1
4,000,000 (2)	Venture XXVII CLO Ltd. 2017-27A CR, 2.414%, (US0003M + 2.300%), 07/20/2030	3,980,720	0.2
2,757,375 (2)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	2,846,790	0.1
967,500 (2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	1,023,403	0.0
3,255,500 (2)	Wendy’s Funding LLC 2019-1A A2I, 3.783%, 06/15/2049	3,458,788	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (2)	West CLO 2014-2A BR Ltd., 1.973%, (US0003M + 1.750%), 01/16/2027	$2,000,144	0.1
		347,043,304	14.1
	Student Loan Asset-Backed Securities: 1.0%
137,434 (2)	Commonbond Student Loan Trust 2018-CGS C, 4.350%, 02/25/2046	140,739	0.0
110,145 (2)	Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/2041	110,937	0.0
632,524 (2)	ELFI Graduate Loan Program 2018-A B LLC, 4.000%, 08/25/2042	656,624	0.0
1,568,384 (2)(4)	ELFI Graduate Loan Program 2019-A B LLC, 2.940%, 03/25/2044	1,602,113	0.1
1,092,294 (2)	Laurel Road Prime Student Loan Trust 2018-B BFX, 3.720%, 05/26/2043	1,100,800	0.1
4,000,000 (2)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	3,835,490	0.2
1,000,000 (2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,021,814	0.0
2,250,000 (2)(4)	SoFi Professional Loan Program 2017-A B LLC, 3.440%, 03/26/2040	2,327,413	0.1
1,000,000 (2)(4)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	1,051,265	0.0
1,000,000 (2)(4)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	1,044,067	0.0
1,000,000 (2)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	1,043,918	0.0
1,000,000 (2)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,059,203	0.1
2,000,000 (2)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	2,080,410	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
3,000,000 (2)	Sofi Professional Loan Program 2019-C BFX LLC, 3.050%, 11/16/2048	$3,028,730	0.1
4,400,000 (2)	SoFi Professional Loan Program 2020-B BFX Trust, 2.730%, 05/15/2046	4,256,783	0.2
		24,360,306	1.0
	Total Asset-Backed Securities (Cost $407,930,614)	413,445,800	16.8
COMMERCIAL MORTGAGE-BACKED SECURITIES: 18.9%
5,000,000 (2)	Alen 2021-ACEN E Mortgage Trust, 4.106%, (US0001M + 4.000%), 04/15/2038	5,027,546	0.2
1,000,000 (2)(4)	BAMLL RE-Remic Trust 2014-FRR8 A, 2.101%, 11/26/2047	922,351	0.0
1,290,000 (2)(6)	BAMLL Re-REMIC Trust 2015-FRR11 CK25, 0.000%, 09/27/2045	1,212,219	0.1
3,670,000 (2)(4)	BAMLL Re-REMIC Trust 2016-FRR16 B, 0.393%, 05/27/2021	3,651,078	0.2
6,700,000 (2)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	4,178,056	0.2
5,320,000 (2)(4)(5)	BANK 2017-BNK4 XE, 1.465%, 05/15/2050	393,759	0.0
4,380,000 (2)	BANK 2017-BNK6 D, 3.100%, 07/15/2060	3,827,315	0.2
1,600,000 (2)(4)	BANK 2017-BNK6 E, 2.647%, 07/15/2060	885,400	0.0
16,600,000 (2)(4)(5)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	1,349,145	0.1
50,904,507 (4)(5)	BANK 2019-BN17 XA, 1.031%, 04/15/2052	3,618,684	0.1
10,219,092 (4)(5)	BANK 2019-BNK16 XA, 0.961%, 02/15/2052	629,582	0.0
29,258,136 (4)(5)	Bank 2019-BNK19 XA, 0.959%, 08/15/2061	1,997,087	0.1
58,481,665 (4)(5)	BANK 2019-BNK22 XA, 0.601%, 11/15/2062	2,652,734	0.1
4,590,000 (2)	BANK 2020-BNK25 D, 2.500%, 01/15/2063	4,095,488	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
104,000,012 (4)(5)	Benchmark 2018-B7 XA Mortgage Trust, 0.440%, 05/15/2053	$2,734,056	0.1
53,110,258 (4)(5)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.229%, 03/15/2062	4,145,904	0.2
42,285,000 (2)(4)(5)	BENCHMARK 2019-B10 XB Mortgage Trust, 0.900%, 03/15/2062	2,867,185	0.1
43,772,180 (4)(5)	Benchmark 2019-B12 XA Mortgage Trust, 1.065%, 08/15/2052	2,826,847	0.1
3,090,000 (2)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	2,804,442	0.1
7,330,000 (2)(4)(5)	Benchmark 2019-B9 XD Mortgage Trust, 2.002%, 03/15/2052	1,020,409	0.0
2,440,000 (2)	Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 08/15/2053	2,491,308	0.1
1,741,000 (2)	Benchmark 2020-B18 AGNF Mortgage Trust, 4.139%, 07/15/2053	1,761,257	0.1
17,500,000 (4)(5)	Benchmark 2021-B24 XA Mortgage Trust, 1.275%, 03/15/2054	1,565,021	0.1
75,678,242 (4)(5)	BMARK 2018-B4 XA, 0.514%, 07/15/2051	2,012,178	0.1
2,653,000 (2)(6)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	1,954,665	0.1
8,069,000 (2)(4)	BMD2 Re-Remic Trust 2019-FRR1 5B13, 2.211%, 05/25/2052	6,968,644	0.3
3,002,000 (2)(4)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.526%, 05/25/2052	2,679,609	0.1
1,923,345 (2)	BX Commercial Mortgage Trust 2019-XL J, 2.756%, (US0001M + 2.650%), 10/15/2036	1,926,988	0.1
3,710,000 (2)(4)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	3,695,221	0.2
4,990,000 (2)(4)	CALI Mortgage Trust 2019-101C E, 4.324%, 03/10/2039	4,829,021	0.2
92,096,479 (4)(5)	Cantor Commercial Real Estate Lending 2019-CF1 XA, 1.141%, 05/15/2052	6,572,686	0.3
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
40,386,980 (4)(5)	Cantor Commercial Real Estate Lending 2019-CF2 XA, 1.237%, 11/15/2052	$3,248,337	0.1
7,402,740 (4)(5)	CD 2016-CD1 Mortgage Trust XA, 1.409%, 08/10/2049	447,767	0.0
14,660,000 (2)(4)(5)	CD 2016-CD1 Mortgage Trust XB, 0.724%, 08/10/2049	519,146	0.0
1,647,957 (2)(4)	CFCRE Commercial Mortgage Trust 2011-C1 E, 6.896%, 04/15/2044	1,637,406	0.1
5,060,000 (2)	CGDB Commercial Mortgage Trust 2019-MOB E, 2.106%, (US0001M + 2.000%), 11/15/2036	5,020,331	0.2
4,640,000 (2)	CGDB Commercial Mortgage Trust 2019-MOB F, 2.656%, (US0001M + 2.550%), 11/15/2036	4,583,624	0.2
1,000,000 (2)(4)	Citigroup Commercial Mortgage Trust 2013-GC17 D, 5.110%, 11/10/2046	909,023	0.0
4,126,000 (2)(4)	Citigroup Commercial Mortgage Trust 2014-GC19 E, 4.593%, 03/10/2047	3,372,337	0.1
6,030,000 (2)(4)	Citigroup Commercial Mortgage Trust 2014-GC19 F, 3.665%, 03/10/2047	3,672,448	0.2
2,130,000 (2)(4)	Citigroup Commercial Mortgage Trust 2016-C2 E, 0.091%, 08/10/2049	1,640,127	0.1
12,040,000 (2)(4)	Citigroup Commercial Mortgage Trust 2016-P4 E, 4.722%, 07/10/2049	8,196,637	0.3
5,790,000 (2)(4)	Citigroup Commercial Mortgage Trust 2016-P4 F, 4.722%, 07/10/2049	3,258,797	0.1
3,080,000 (2)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	2,452,501	0.1
26,500,900 (4)(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.084%, 10/12/2050	1,351,517	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
33,932,820 (4)(5)	Citigroup Commercial Mortgage Trust 2019-C7 XA, 0.877%, 12/15/2072	$2,171,290	0.1
40,865,364 (4)(5)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.058%, 08/10/2056	2,819,825	0.1
3,000,000 (4)	COMM 2012-CCRE2 C Mortgage Trust, 4.832%, 08/15/2045	2,987,999	0.1
10,721,055 (4)(5)	COMM 2012-CR3 XA, 1.843%, 10/15/2045	185,372	0.0
846,408 (4)(5)	COMM 2012-CR4 XA, 1.673%, 10/15/2045	17,138	0.0
6,670,472 (2)(4)(5)	COMM 2012-LTRT XA, 0.877%, 10/05/2030	60,965	0.0
1,670,000 (2)(4)	COMM 2013-CR10 E Mortgage Trust, 4.790%, 08/10/2046	1,534,771	0.1
3,460,000 (2)(4)	COMM 2013-CR10 F Mortgage Trust, 4.790%, 08/10/2046	3,068,376	0.1
5,070,000 (2)(4)	COMM 2013-GAM F, 3.426%, 02/10/2028	4,583,497	0.2
2,200,000 (2)(4)	COMM 2013-LC6 D Mortgage Trust, 4.305%, 01/10/2046	2,126,405	0.1
10,797,097 (4)(5)	COMM 2016-COR1 XA, 1.394%, 10/10/2049	592,768	0.0
2,644,503 (4)(5)	COMM 2016-CR28 XA, 0.705%, 02/10/2049	69,936	0.0
21,263,165 (4)(5)	COMM 2017-COR2 XA, 1.161%, 09/10/2050	1,327,015	0.1
3,500,000 (2)(4)	COMM 2020-CBM F Mortgage Trust, 3.633%, 11/13/2039	3,257,275	0.1
3,840,000 (2)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 2.756%, (US0001M + 2.650%), 05/15/2036	3,848,534	0.2
1,430,000 (4)	CSAIL 2015-C2 C Commercial Mortgage Trust, 4.190%, 06/15/2057	1,372,732	0.1
2,760,000 (2)	CSWF 2018-TOP F, 2.856%, (US0001M + 2.750%), 08/15/2035	2,747,146	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
4,800,000 (2)(4)	DBJPM 16-C3 F Mortgage Trust, 4.240%, 08/10/2049	$3,055,424	0.1
2,108,390 (2)(4)	DBUBS 2011-LC1A F Mortgage Trust, 6.141%, 11/10/2046	2,101,894	0.1
6,080,000 (2)(4)	DBUBS 2011-LC2 E Mortgage Trust, 5.615%, 07/10/2044	5,112,398	0.2
4,500,000 (2)	DBUBS 2011-LC2A F Mortgage Trust, 3.765%, (US0001M + 3.650%), 07/10/2044	3,376,313	0.1
8,095,000 (2)(4)	DBUBS 2011-LC2A D, 5.615%, 07/10/2044	7,997,465	0.3
2,300,000 (2)(4)	DBUBS 2017-BRBK E Mortgage Trust, 3.530%, 10/10/2034	2,352,300	0.1
5,000,000 (2)	DBWF 2018-GLKS D Mortgage Trust, 2.510%, (US0001M + 2.400%), 11/19/2035	4,979,059	0.2
4,160,000 (2)	Exantas Capital Corp. 2019-RSO7 D Ltd., 2.808%, (US0001M + 2.700%), 04/15/2036	4,086,678	0.2
1,570,000 (2)(4)	Fontainebleau Miami Beach Trust 2019-FBLU F, 3.963%, 12/10/2036	1,586,501	0.1
20,168,883 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K109 X1, 1.583%, 04/25/2030	2,451,645	0.1
1,435,516 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 5.074%, 02/25/2041	38,121	0.0
610,382 (2)(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	212	0.0
4,142,772 (2)	FREMF Mortgage Trust 2018-KBF2 C, 4.619%, (US0001M + 4.500%), 10/25/2025	4,146,337	0.2
3,300,000 (2)	FREMF Mortgage Trust 2019-KBF3 C, 4.869%, (US0001M + 4.750%), 01/25/2029	3,339,506	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
4,008,000 (2)(4)	Grace Trust 2020-GRCE E, 2.680%, 12/10/2040	$3,688,396	0.2
3,080,000 (4)	GS Mortgage Securities Trust 2012-GCJ7 C, 5.622%, 05/10/2045	3,196,163	0.1
2,000,000 (2)	GS Mortgage Securities Corp. II 2018-RIVR F, 2.206%, (US0001M + 2.100%), 07/15/2035	1,845,165	0.1
4,230,000 (2)	GS Mortgage Securities Corp. Trust 2019-70P E, 2.306%, (US0001M + 2.200%), 10/15/2036	4,127,006	0.2
15,518,000 (2)(4)	GS Mortgage Securities Trust 2012-GCJ7 E, 5.000%, 05/10/2045	11,325,871	0.5
1,330,000 (2)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	697,472	0.0
15,374,765 (4)(5)	GS Mortgage Securities Trust 2019-GC38 XA, 0.960%, 02/10/2052	983,570	0.0
4,830,000 (2)(4)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	4,875,271	0.2
3,710,000 (2)(4)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	3,451,000	0.1
40,981,170 (4)(5)	GS Mortgage Securities Trust 2019-GC40 XA, 1.089%, 07/10/2052	2,899,643	0.1
84,588,601 (4)(5)	GS Mortgage Securities Trust 2019-GSA1 XA, 0.831%, 11/10/2052	5,168,254	0.2
4,460,000 (2)(4)	GS Mortgage Securities Trust 2020-GC45 SWC, 3.219%, 12/13/2039	4,283,063	0.2
2,670,000 (2)(4)	Hudson Yards 2019-55HY F Mortgage Trust, 2.943%, 12/10/2041	2,495,544	0.1
180,000 (2)(4)	IMT Trust 2017-APTS EFX, 3.497%, 06/15/2034	182,706	0.0
2,549,000 (2)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.889%, 01/15/2047	2,546,605	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
9,560,000 (2)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 E, 3.867%, 01/15/2047	$7,964,963	0.3
2,200,000 (2)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	1,701,843	0.1
1,405,000 (4)	JPMBB Commercial Mortgage Securities Trust 2014-C21 C, 4.655%, 08/15/2047	1,404,992	0.1
47,670,211 (4)(5)	JPMBB Commercial Mortgage Securities Trust 2015-C27 XA, 1.206%, 02/15/2048	1,832,829	0.1
49,643,412 (4)(5)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 0.969%, 10/15/2048	1,514,913	0.1
3,760,000 (2)(4)	JPMCC Re-REMIC Trust 2015-FRR2 AK36, 2.153%, 12/27/2046	3,723,795	0.2
20,746,971 (4)(5)	JPMDB Commercial Mortgage Securities Trust 2017-C7 XA, 0.865%, 10/15/2050	930,062	0.0
5,910,000 (2)(4)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT FFX, 5.542%, 07/05/2033	5,966,106	0.2
5,440,000 (2)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP E, 2.266%, (US0001M + 2.160%), 07/15/2036	5,385,577	0.2
1,800,000 (2)	JP Morgan Chase Commercial Mortgage Securities Corp. 2019-BKWD E, 2.706%, (US0001M + 2.600%), 09/15/2029	1,787,048	0.1
6,150,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 F, 3.873%, 07/15/2046	6,082,985	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,000,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	$4,916,772	0.2
2,845,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 D, 5.425%, 08/15/2046	2,564,659	0.1
4,526,926 (4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.466%, 06/15/2045	24,059	0.0
2,000,000 (4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 D, 4.102%, 12/15/2047	2,018,725	0.1
5,500,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 E, 3.500%, 12/15/2047	4,599,555	0.2
3,630,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 E, 3.986%, 01/15/2046	3,569,491	0.1
7,470,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	5,645,497	0.2
23,442,973 (4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 1.713%, 07/15/2047	351,270	0.0
3,810,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	3,697,090	0.2
3,640,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP F, 3.862%, 12/05/2038	3,358,439	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,000,000 (2)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.197%, 11/15/2045	$988,652	0.0
1,800,000 (2)	Life 2021-BMR F Mortgage Trust, 2.456%, (US0001M + 2.350%), 03/15/2038	1,808,269	0.1
12,665,031 (2)(4)(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.985%, 03/10/2050	367,477	0.0
4,472,490 (2)	MBRT 2019-MBR H1, 4.106%, (US0001M + 4.000%), 11/15/2036	4,364,027	0.2
2,396,000 (2)	MF1 Multifamily Housing Mortgage Loan Trust 2021-FL5 D, 2.608%, (US0001M + 2.500%), 07/15/2036	2,395,096	0.1
6,737,000 (2)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 F, 3.707%, 11/15/2046	4,725,819	0.2
11,094,107 (4)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 XA, 0.953%, 11/15/2046	229,295	0.0
13,527,338 (4)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.001%, 12/15/2047	398,833	0.0
5,649,000 (2)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 D, 3.389%, 10/15/2047	5,043,228	0.2
1,000,000 (4)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 C, 4.463%, 02/15/2048	1,067,462	0.0
5,390,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25 D, 3.068%, 10/15/2048	5,273,775	0.2
560,000 (2)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 D, 3.060%, 10/15/2048	539,153	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
15,448,400 (4)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XA, 0.788%, 11/15/2052	$641,896	0.0
5,970,000 (2)	Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	2,686,500	0.1
4,268,000 (2)	Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	640,520	0.0
2,021,315 (2)	Morgan Stanley Capital I Trust 2011-C1 M, 4.193%, 09/15/2047	101,150	0.0
4,841,000 (2)(4)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	3,939,241	0.2
25,660,000 (2)(4)(5)	Morgan Stanley Capital I Trust 2018-L1 XD, 1.795%, 10/15/2051	3,134,715	0.1
910,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	784,754	0.0
38,240,547 (4)(5)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.786%, 12/15/2050	1,676,741	0.1
13,000,000 (2)	Prima Capital CRE Securitization 2019-7A D Ltd., 4.250%, 12/25/2050	12,161,863	0.5
790,000 (2)	Prima Capital CRE Securitization 2019-RK1 CD Ltd., 3.500%, 04/15/2038	790,752	0.0
10,151,000 (2)	Prima Capital CRE Securitization 2019-RK1 DD Ltd., 3.500%, 04/15/2038	10,062,607	0.4
5,310,000 (2)(4)	ReadyCap Commercial Mortgage Trust 2018-4 D, 5.175%, 02/27/2051	4,696,784	0.2
1,000,000 (2)(4)	UBS Commercial Mortgage Trust 2017-C5, 4.313%, 11/15/2050	940,931	0.0
26,215,214 (4)(5)	UBS Commercial Mortgage Trust 2019-C16 XA, 1.556%, 04/15/2052	2,507,428	0.1
1,900,000 (2)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.470%, 12/10/2045	1,333,686	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,240,000 (2)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.470%, 12/10/2045	$1,773,831	0.1
3,596,000 (2)(4)	Wells Fargo Commercial Mortgage Trust 2015-C30 D, 4.499%, 09/15/2058	3,668,174	0.2
5,940,000 (2)	Wells Fargo Commercial Mortgage Trust 2015-NXS3 D, 3.153%, 09/15/2057	5,546,841	0.2
78,780,000 (4)(5)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XB, 0.528%, 11/15/2049	2,313,225	0.1
20,419,948 (4)(5)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.947%, 10/15/2050	949,577	0.0
39,648,444 (4)(5)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.616%, 08/15/2052	4,183,141	0.2
7,735,000 (2)(4)	West Town Mall Trust 2017-KNOX E, 4.347%, 07/05/2030	7,320,270	0.3
1,500,000 (2)(4)	WFLD 2014-MONT D Mortgage Trust, 3.755%, 08/10/2031	1,124,048	0.0
358,217 (2)(4)(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.784%, 08/15/2045	5,213	0.0
2,773,508 (2)(4)(5)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 1.874%, 11/15/2045	60,035	0.0
9,230,000 (2)(4)	WFRBS Commercial Mortgage Trust 2013-C11 E, 4.256%, 03/15/2045	7,762,848	0.3
960,000 (2)(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.256%, 03/15/2045	716,263	0.0
10,350,000 (2)	WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/2048	8,934,483	0.4

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,950,000 (2)	WFRBS Commercial Mortgage Trust 2013-C12 F, 3.500%, 03/15/2048	$4,885,828	0.2
4,391,447 (2)(4)(5)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.180%, 03/15/2048	76,100	0.0
9,000,000 (2)(4)	WFRBS Commercial Mortgage Trust 2013-C17 D, 5.039%, 12/15/2046	9,017,427	0.4
760,000 (2)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	643,387	0.0
3,000,000 (2)	WFRBS Commercial Mortgage Trust 2013-C17 F, 3.500%, 12/15/2046	2,240,408	0.1
25,767,991 (4)(5)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 0.960%, 03/15/2046	550,180	0.0
2,000,000 (4)	WFRBS Commercial Mortgage Trust 2014-C21 C, 4.234%, 08/15/2047	2,088,969	0.1
	Total Commercial Mortgage-Backed Securities (Cost $488,902,254)	462,968,081	18.9
SOVEREIGN BONDS: 4.7%
368,192 (8)	Argentine Republic Government International Bond, 0.125% (Step Rate @ 0.500% on 07/09/2021), 07/09/2030	123,915	0.0
674,557 (8)	Argentine Republic Government International Bond, 0.125% (Step Rate @ 1.125% on 07/09/2021), 07/09/2035	202,711	0.0
44,281	Argentine Republic Government International Bond, 1.000%, 07/09/2029	15,963	0.0
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
1,700,000	Brazilian Government International Bond, 3.875%, 06/12/2030	$1,652,162	0.1
475,000	Brazilian Government International Bond, 6.000%, 04/07/2026	546,067	0.0
2,700,000	Colombia Government International Bond, 3.875%, 04/25/2027	2,899,503	0.1
COP 2,906,200,000	Colombian TES, 7.750%, 09/18/2030	835,327	0.0
EUR 1,875,000	Croatia Government International Bond, 1.125%, 06/19/2029	2,264,794	0.1
800,000	Croatia Government International Bond, 5.500%, 04/04/2023	876,803	0.0
2,825,000 (2)	Dominican Republic International Bond, 4.500%, 01/30/2030	2,860,312	0.1
500,000	Dominican Republic International Bond, 6.000%, 07/19/2028	564,500	0.0
1,725,000	Dominican Republic International Bond, 6.875%, 01/29/2026	2,006,175	0.1
700,000 (2)	Egypt Government International Bond, 5.875%, 02/16/2031	657,552	0.0
1,900,000	Egypt Government International Bond, 6.588%, 02/21/2028	1,953,713	0.1
4,200,000	Egypt Government International Bond, 7.500%, 01/31/2027	4,570,335	0.2
3,200,000 (2)	Egypt Government International Bond, 7.625%, 05/29/2032	3,284,800	0.1
1,400,000 (2)	Export-Import Bank of India, 3.250%, 01/15/2030	1,394,329	0.1
440,000 (2)	Gabon Government International Bond, 6.625%, 02/06/2031	426,273	0.0
4,525,000 (2)	Ghana Government International Bond, 6.375%, 02/11/2027	4,384,313	0.2
2,100,000	Indonesia Government International Bond, 2.850%, 02/14/2030	2,143,634	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
IDR 32,649,000,000	Indonesia Treasury Bond, 8.375%, 04/15/2039	$2,406,113	0.1
IDR 52,304,000,000	Indonesia Treasury Bond, 8.750%, 05/15/2031	4,082,557	0.2
1,078,091	Ivory Coast Government International Bond, 5.750%, 12/31/2032	1,081,271	0.1
1,275,000 (2)	Jordan Government International Bond, 5.850%, 07/07/2030	1,301,706	0.1
650,000	Jordan Government International Bond, 6.125%, 01/29/2026	694,940	0.0
1,350,000 (2)	Kenya Government International Bond, 7.000%, 05/22/2027	1,438,243	0.1
500,000 (2)	KSA Sukuk Ltd., 3.628%, 04/20/2027	548,532	0.0
1,200,000 (1)	Mexico Government International Bond, 3.250%, 04/16/2030	1,213,068	0.1
700,000	Mexico Government International Bond, 3.750%, 04/19/2071	610,400	0.0
1,600,000	Mexico Government International Bond, 4.500%, 04/22/2029	1,776,984	0.1
450,000	Nigeria Government International Bond, 6.500%, 11/28/2027	465,390	0.0
600,000	Oman Government International Bond, 6.000%, 08/01/2029	625,328	0.0
500,000 (2)	Oman Government International Bond, 6.750%, 10/28/2027	553,187	0.0
1,300,000 (2)	Oman Government International Bond, 7.375%, 10/28/2032	1,445,275	0.1
600,000	Panama Government International Bond, 3.160%, 01/23/2030	625,293	0.0
500,000	Panama Government International Bond, 9.375%, 04/01/2029	732,805	0.0
PEN 9,681,000	Peru Government Bond, 6.850%, 02/12/2042	2,765,253	0.1
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
PEN 6,498,000	Peru Government Bond, 6.900%, 08/12/2037	$1,870,543	0.1
3,000,000 (1)(2)	Perusahaan Penerbit SBSN Indonesia III, 2.800%, 06/23/2030	3,010,200	0.1
750,000 (2)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	828,788	0.0
1,800,000 (2)	Perusahaan Penerbit SBSN Indonesia III, 4.450%, 02/20/2029	2,034,810	0.1
ZAR 94,554,000	Republic of South Africa Government Bond, 8.875%, 02/28/2035	5,442,645	0.2
700,000	Republic of South Africa Government International Bond, 4.300%, 10/12/2028	690,830	0.0
5,750,000	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	5,799,910	0.2
RON 7,520,000	Romania Government Bond, 3.250%, 04/29/2024	1,842,347	0.1
RON 16,000,000	Romania Government Bond, 5.800%, 07/26/2027	4,495,263	0.2
1,360,000 (1)(2)	Romanian Government International Bond, 3.000%, 02/14/2031	1,363,053	0.1
RUB 469,647,000	Russian Federal Bond - OFZ, 7.250%, 05/10/ 2034	6,330,700	0.3
800,000	Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	876,408	0.0
500,000	Saudi Government International Bond, 3.625%, 03/04/2028	544,348	0.0
2,000,000	Saudi Government International Bond, 4.500%, 04/17/2030	2,309,536	0.1
1,300,000	South Africa Government International Bond, 5.875%, 09/16/2025	1,436,981	0.1
950,000	Sri Lanka Government International Bond, 6.350%, 06/28/2024	614,565	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
TRY 102,197,000	Turkey Government Bond, 11.000%, 02/24/2027	$9,059,700	0.4
3,075,000	Turkey Government International Bond, 4.875%, 10/09/2026	2,845,390	0.1
1,100,000	Turkey Government International Bond, 5.600%, 11/14/2024	1,080,646	0.1
375,000	Turkey Government International Bond, 5.750%, 03/22/2024	372,343	0.0
500,000	Turkey Government International Bond, 6.375%, 10/14/2025	496,635	0.0
550,000	Turkey Government International Bond, 7.375%, 02/05/2025	569,172	0.0
450,000	Ukraine Government International Bond, 7.375%, 09/25/2032	453,812	0.0
975,000	Ukraine Government International Bond, 7.750%, 09/01/2023	1,053,000	0.0
4,550,000	Ukraine Government International Bond, 7.750%, 09/01/2025	4,956,574	0.2
	Total Sovereign Bonds
	(Cost $119,218,690)	116,407,725	4.7
U.S. TREASURY OBLIGATIONS: 0.8%
	U.S. Treasury Bonds: 0.2%
1,000	1.250%, 05/15/2050	755	0.0
4,707,900	1.625%, 11/15/2050	3,924,476	0.2
		3,925,231	0.2
	U.S. Treasury Notes: 0.6%
1,695,300	0.125%, 03/31/2023	1,694,240	0.1
3,902,000	0.250%, 03/15/2024	3,891,788	0.2
858,000	0.375%, 09/30/2027	807,576	0.0
7,440,000	0.750%, 03/31/2026	7,375,772	0.3
1,117,000	1.125%, 02/15/2031	1,055,478	0.0
772,000	1.250%, 03/31/2028	764,099	0.0
		15,588,953	0.6
	Total U.S. Treasury Obligations (Cost $19,959,008)	19,514,184	0.8

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: 13.7%
	Aerospace & Defense: 0.4%
1,160,000	AAdvantage Loyalty IP Ltd. 2021 Term Loan, 4.944%, (US0003M + 4.750%), 04/20/2028	$1,188,483	0.1
565,000	ADS Tactical, Inc. 2021 Term Loan B, 6.750%, (US0003M + 5.750%), 02/09/2028	559,350	0.0
815,537	AI Convoy (Luxembourg) S.A.R.L USD Term Loan B, 4.500%, (US0006M + 3.500%), 01/17/2027	816,174	0.0
1,136,511	Amentum Government Services Holdings LLC Term Loan B, 3.609%, (US0001M + 3.500%), 01/29/2027	1,127,987	0.1
1,808,870	American Airlines, Inc. 2018 Term Loan B, 1.859%, (US0001M + 1.750%), 06/27/2025	1,603,435	0.1
1,000,708	KBR, Inc. 2020 Term Loan B, 2.859%, (US0001M + 2.750%), 02/05/2027	999,458	0.0
1,169,340	Maxar Technologies Ltd. Term Loan B, 2.860%, (US0001M + 2.750%), 10/04/2024	1,157,792	0.1
1,017,082	Peraton Holding Corp Delayed Draw Term Loan B, 3.944%, (US0003M + 3.750%), 02/01/2028	1,017,506	0.0
577,918	Peraton Holding Corp Term Loan B, 4.500%, (US0003M + 3.750%), 02/01/2028	578,159	0.0
480,000	SkyMiles IP Ltd. 2020 Skymiles Term Loan B, 4.750%, (US0003M + 3.750%), 10/20/2027	504,810	0.0
		9,553,154	0.4

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Auto Components: 0.1%
1,756,721	Broadstreet Partners, Inc. 2020 Term Loan B, 3.359%, (US0001M + 3.250%), 01/27/2027	$1,738,467	0.1

	Automotive: 0.6%
2,606,508	American Axle and Manufacturing, Inc. Term Loan B, 3.000%, (US0001M + 2.250%), 04/06/2024	2,593,476	0.1
375,000	Autokiniton US Holdings, Inc. 2021 Term Loan B, 4.944%, (US0003M + 4.750%), 03/29/2028	375,000	0.0
331,500	Autokiniton US Holdings, Inc. Term Loan, 5.865%, (US0001M + 5.750%), 05/22/2025	331,914	0.0
876,880	Belron Finance US LLC 2019 USD Term Loan B3, 2.462%, (US0003M + 2.250%), 10/30/2026	873,043	0.0
1,094,950	Belron Finance US LLC USD Term Loan B, 2.443%, (US0003M + 2.250%), 11/07/2024	1,094,950	0.1
1,220,489	Clarios Global LP 2021 USD Term Loan B, 3.359%, (US0001M + 3.250%), 04/30/2026	1,215,659	0.1
1,421,431	Dealer Tire, LLC 2020 Term Loan B, 4.359%, (US0001M + 4.250%), 12/12/2025	1,425,577	0.1
1,913,295	Gates Global LLC 2021 Term Loan B3, 3.500%, (US0001M + 2.750%), 03/31/2027	1,911,003	0.1
501,498	KAR Auction Services, Inc. 2019 Term Loan B6, 2.375%, (US0001M + 2.250%), 09/19/2026	492,931	0.0
1,215,000	Les Schwab Tire Centers Term Loan B, 4.250%, (US0006M + 3.500%), 11/02/2027	1,219,050	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Automotive (continued)
997,463	Mister Car Wash Holdings, Inc. 2019 Term Loan B, 3.358%, (US0001M + 3.250%), 05/14/2026	$989,233	0.0
630,000	Truck Hero, Inc. 2021 Term Loan B, 4.500%, (US0001M + 3.750%), 01/31/2028	630,000	0.0
740,006	Wand NewCo 3, Inc. 2020 Term Loan, 3.109%, (US0001M + 3.000%), 02/05/2026	731,912	0.0
630,000	Wheel Pros, LLC 2020 Term Loan, 6.248%, (US0001M + 5.250%), 11/06/2027	629,409	0.0
		14,513,157	0.6
	Beverage & Tobacco: 0.1%
1,695,598	Sunshine Investments B.V. USD Term Loan B3, 3.448%, (US0003M + 3.250%), 03/28/2025	1,686,060	0.1
690,000	Triton Water Holdings, Inc Term Loan, 3.694%, (US0003M + 3.500%), 03/18/2028	688,460	0.0
		2,374,520	0.1
	Brokers: 0.0%
300,000	Park River Holdings Inc Term Loan, 4.000%, (US0003M + 3.250%), 12/28/2027	298,848	0.0

	Brokers, Dealers & Investment Houses: 0.1%
1,716,631	Brookfield Property REIT Inc. 1st Lien Term Loan B, 2.609%, (US0001M + 2.500%), 08/27/2025	1,643,317	0.1
489,982	Forest City Enterprises, L.P. 2019 Term Loan B, 3.609%, (US0001M + 3.500%), 12/08/2025	479,815	0.0
		2,123,132	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Building & Development: 0.8%
290,934	Advanced Drainage Systems Inc Term Loan B, 2.375%, (US0001M + 2.250%), 07/31/2026	$291,661	0.0
1,612,870	Core & Main LP 2017 Term Loan B, 3.750%, (US0003M + 2.750%), 08/01/2024	1,610,351	0.1
1,748,120	Cornerstone Building Brands, Inc. 2018 Term Loan, 3.856%, (US0001M + 3.750%), 04/12/2025	1,748,776	0.1
1,650,000	Cornerstone Building Brands, Inc. 2021 Term Loan B, 3.444%, (US0003M + 3.250%), 04/12/2028	1,646,906	0.1
690,000	CP Atlas Buyer, Inc. 2021 Term Loan B, 4.250%, (US0003M + 3.750%), 11/23/2027	686,496	0.0
560,000	Empire Today, LLC 2021 Term Loan, 4.194%, (US0003M + 4.000%), 03/08/2028	559,825	0.0
565,000	Foundation Building Materials Holding Company LLC 2021 Term Loan, 3.750%, (US0001M + 3.250%), 02/03/2028	560,586	0.0
1,557,722	GYP Holdings III Corp. 2018 Term Loan B, 2.859%, (US0001M + 2.750%), 06/01/2025	1,552,124	0.1
980,216	Henry Company LLC Term Loan B, 5.000%, (US0003M + 4.000%), 10/05/2023	983,126	0.0
380,000	Kodiak Building Partners Inc. Term Loan B, 4.000%, (US0003M + 3.250%), 03/12/2028	378,100	0.0
173,636	LBM Acquisition LLC Delayed Draw Term Loan, 3.944%, (US0003M + 3.750%), 12/17/2027	173,094	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Building & Development (continued)
781,364	LBM Acquisition LLC Term Loan B, 4.500%, (US0003M + 3.750%), 12/17/2027	$778,922	0.0
650,000	LEB Holdings (USA), Inc Term Loan B, 4.750%, (US0003M + 4.000%), 11/02/2027	652,031	0.0
1,616,394	MX Holdings US, Inc. 2018 USD Term Loan B1C, 3.500%, (US0001M + 2.750%), 07/31/2025	1,618,414	0.1
640,969	Northstar Group Services, INC. 2020 Term Loan B, 6.500%, (US0003M + 5.500%), 11/09/2026	642,839	0.0
1,133,147	Quikrete Holdings, Inc. 2016 1st Lien Term Loan, 2.609%, (US0001M + 2.500%), 02/01/2027	1,126,773	0.1
885,831	Werner FinCo LP 2017 Term Loan, 5.000%, (US0003M + 4.000%), 07/24/2024	882,509	0.0
1,825,425	White Cap Buyer LLC Term Loan B, 4.500%, (US0006M + 4.000%), 10/19/2027	1,824,158	0.1
405,000	Wilsonart LLC 2017 Term Loan B, 3.444%, (US0003M + 3.250%), 12/19/2023	405,000	0.0
1,213,468	Zekelman Industries, Inc. 2020 Term Loan, 2.110%, (US0001M + 2.000%), 01/24/2027	1,200,069	0.1
		19,321,761	0.8
	Business Equipment & Services: 1.4%
1,480,000	AlixPartners, LLP 2021 USD Term Loan B, 3.250%, (US0001M + 2.750%), 02/04/2028	1,476,094	0.1
642,075	AMERICAN TRAFFIC SOLUTION, 3.359%, (US0001M + 3.250%), 02/28/2025	640,537	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
390,000	Ankura Consulting Group, LLC Term Loan, 5.250%, (US0001M + 4.500%), 03/12/2028	$389,513	0.0
1,148,825	AqGen Ascensus, Inc. 2020 Term Loan, 5.000%, (US0003M + 4.000%), 12/13/2026	1,150,261	0.1
386,542	Ascend Learning, LLC 2017 Term Loan B, 4.000%, (US0001M + 3.000%), 07/12/2024	386,099	0.0
139,300	Ascend Learning, LLC 2020 Incremental Term Loan, 4.750%, (US0001M + 3.750%), 07/12/2024	139,590	0.0
621,600	Cambium Learning Group, Inc. Term Loan B, 5.250%, (US0003M + 4.500%), 12/18/2025	622,637	0.0
713,213	Camelot U.S. Acquisition 1 Co. 2020 Incremental Term Loan B, 4.000%, (US0001M + 3.000%), 10/30/2026	713,213	0.0
263,013	Cardtronics USA, Inc. Term Loan B, 5.000%, (US0001M + 4.000%), 06/29/2027	263,670	0.0
500,792	Castle US Holding Corporation USD Term Loan B, 3.953%, (US0003M + 3.750%), 01/29/2027	494,889	0.0
160,000	DG Investment Intermediate Holdings 2, Inc. 2021 2nd Lien Term Loan, 6.944%, (US0003M + 6.750%), 03/18/2029	160,800	0.0
141,991	DG Investment Intermediate Holdings 2, Inc. 2021 Delayed Draw Term Loan, 3.944%, (US0003M + 3.750%), 03/17/2028	141,370	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
678,009	DG Investment Intermediate Holdings 2, Inc. 2021 Term Loan, 3.861%, (US0001M + 3.750%), 03/17/2028	$675,042	0.0
1,490,000	Endure Digital Inc. Term Loan, 4.250%, (US0003M + 3.500%), 02/10/2028	1,485,965	0.1
490,402	EVO Payments International LLC 2018 1st Lien Term Loan, 3.360%, (US0001M + 3.250%), 12/22/2023	490,463	0.0
2,077,263	Finastra USA, Inc. USD 1st Lien Term Loan, 4.500%, (US0003M + 3.500%), 06/13/2024	2,038,854	0.1
300,000	First Advantage Holdings, LLC 2021 Term Loan B, 3.109%, (US0001M + 3.000%), 01/31/2027	298,125	0.0
1,052,363	Gainwell Acquisition Corp. Term Loan B, 4.750%, (US0003M + 4.000%), 10/01/2027	1,049,732	0.1
627,277	GreenSky Holdings, LLC 2018 Term Loan B, 3.375%, (US0001M + 3.250%), 03/31/2025	608,459	0.0
560,000	ION Trading Finance Limited 2021 Term Loan, 4.944%, (US0003M + 4.750%), 03/26/2028	557,637	0.0
149,282	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 5.000%, (US0003M + 4.000%), 11/21/2024	149,632	0.0
1,245,519	KUEHG Corp. 2018 Incremental Term Loan, 4.750%, (US0003M + 3.750%), 02/21/2025	1,220,609	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
150,000	Mermaid BidCo Inc USD Term Loan B, 5.000%, (US0002M + 4.250%), 12/22/2027	$150,094	0.0
400,000	Mileage Plus Holdings LLC 2020 Term Loan B, 6.250%, (US0003M + 5.250%), 06/21/2027	425,806	0.0
1,155,000	Nielsen Consumer Inc. 2021 USD Term Loan B, 4.103%, (US0001M + 4.000%), 03/06/2028	1,152,401	0.1
223,023	Nielsen Finance LLC 2020 USD Term Loan B5, 4.750%, (US0001M + 3.750%), 06/04/2025	224,305	0.0
813,892	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 4.500%, (US0001M + 3.500%), 01/03/2025	814,210	0.0
866,758	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 3.359%, (US0001M + 3.250%), 05/01/2025	857,142	0.1
498,750	Pre-Paid Legal Services, Inc. 2020 Incremental Term Loan, 4.750%, (US0001M + 4.000%), 05/01/2025	501,555	0.0
195,000	Protective Industrial Products, Inc 2021 Term Loan, 4.750%, (US0001M + 4.000%), 01/20/2028	194,756	0.0
1,982,506	Red Ventures, LLC 2020 Term Loan B2, 2.609%, (US0001M + 2.500%), 11/08/2024	1,933,150	0.1
1,152,729	Renaissance Holding Corp. 2018 1st Lien Term Loan, 3.359%, (US0001M + 3.250%), 05/30/2025	1,126,648	0.1
125,000	Renaissance Holding Corp. 2018 2nd Lien Term Loan, 7.203%, (US0003M + 7.000%), 05/29/2026	124,687	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
887,214	Research Now Group, Inc. 2017 1st Lien Term Loan, 6.500%, (US0006M + 5.500%), 12/20/2024	$878,342	0.1
168,448 (9)	Service Logic Acquisition, Inc Delayed Draw Term Loan, 4.194%, (US0003M + 4.000%), 10/29/2027	168,658	0.0
686,552	Service Logic Acquisition, Inc Term Loan, 4.750%, (US0003M + 4.000%), 10/29/2027	687,410	0.0
1,617,440	Solera, LLC USD Term Loan B, 2.859%, (US0001M + 2.750%), 03/03/2023	1,610,701	0.1
640,000	Spin Holdco Inc. 2021 Term Loan, 4.750%, (US0003M + 4.000%), 03/01/2028	635,520	0.0
791,472	Staples, Inc. 7 Year Term Loan, 5.205%, (US0003M + 5.000%), 04/16/2026	774,406	0.0
360,733	SurveyMonkey Inc. 2018 Term Loan B, 3.840%, (US0001W + 3.750%), 10/10/2025	360,282	0.0
24,194 (9)	Therma Intermediate LLC, 2020 Delayed Draw Term Loan, 4.194%, (US0003M + 4.000%), 12/16/2027	24,224	0.0
125,492	Therma Intermediate LLC, 2020 Term Loan, 4.750%, (US0003M + 4.000%), 12/16/2027	125,649	0.0
250,000	Thoughtworks, Inc. 2021 Term Loan B, 3.750%, (US0003M + 3.250%), 03/23/2028	250,000	0.0
658,350	TruGreen Limited Partnership 2020 Term Loan, 4.750%, (US0001M + 4.000%), 11/02/2027	658,761	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
783,122	Verifone Systems, Inc. 2018 1st Lien Term Loan, 4.182%, (US0003M + 4.000%), 08/20/2025	$767,623	0.0
1,742,304	Verscend Holding Corp. 2018 Term Loan B, 4.607%, (US0001M + 4.500%), 08/27/2025	1,742,304	0.1
285,000	Virtusa Corporation Term Loan B, 5.000%, (US0001M + 4.250%), 02/11/2028	285,713	0.0
855,141	VS Buyer, LLC Term Loan B, 3.109%, (US0001M + 3.000%), 02/28/2027	854,072	0.0
885,539	West Corporation 2017 Term Loan, 5.000%, (US0003M + 4.000%), 10/10/2024	858,696	0.1
432,106	West Corporation 2018 Term Loan B1, 4.500%, (US0003M + 3.500%), 10/10/2024	416,443	0.0
352,257	Yak Access, LLC 2018 1st Lien Term Loan B, 5.109%, (US0001M + 5.000%), 07/11/2025	323,636	0.0
		34,080,385	1.4
	Cable & Satellite Television: 0.4%
769,624	CSC Holdings, LLC 2019 Term Loan B5, 2.606%, (US0001M + 2.500%), 04/15/2027	762,134	0.0
1,420,924	Radiate Holdco, LLC 2020 Term Loan, 4.250%, (US0001M + 3.500%), 09/25/2026	1,421,570	0.1
1,647,551	Telesat Canada Term Loan B5, 2.860%, (US0001M + 2.750%), 12/07/2026	1,589,887	0.1
860,000	UPC Broadband Holding B.V. 2020 USD Term Loan AT, 2.356%, (US0001M + 2.250%), 04/30/2028	853,132	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Cable & Satellite Television (continued)
502,500	UPC Broadband Holding B.V. 2020 USD Term Loan B1, 3.606%, (US0001M + 3.500%), 01/31/2029	$501,827	0.0
502,500	UPC Broadband Holding B.V. 2020 USD Term Loan B2, 3.606%, (US0001M + 3.500%), 01/31/2029	501,827	0.0
1,899,808	Virgin Media Bristol LLC USD Term Loan N, 2.511%, (US0001M + 2.500%), 01/31/2028	1,885,451	0.1
1,229,959	WideOpenWest Finance LLC 2017 Term Loan B, 4.250%, (US0001M + 3.250%), 08/18/2023	1,228,860	0.1
		8,744,688	0.4
	Chemicals & Plastics: 0.3%
497,490	Ascend Performance Materials Operations LLC 2021 Term Loan B, 5.500%, (US0003M + 4.750%), 08/27/2026	504,901	0.0
404,711	Composite Resins Holding B.V. 2018 Term Loan B, 5.250%, (US0003M + 4.250%), 08/01/2025	405,217	0.0
380,724	Diamond (BC) B.V. USD Term Loan, 3.109%, (US0001M + 3.000%), 09/06/2024	379,355	0.0
403,349	Emerald Performance Materials, LLC 2020 Term Loan B, 5.000%, (US0001M + 4.000%), 08/12/2025	404,357	0.0
1,041,919	Encapsys, LLC 2020 Term Loan B2, 4.250%, (US0001M + 3.250%), 11/07/2024	1,044,524	0.1
680,000	INEOS Styrolution US Holding LLC 2021 USD Term Loan B, 3.250%, (US0003M + 2.750%), 01/29/2026	678,470	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Chemicals & Plastics (continued)
115,000	NIC Acquisition Corp. Second Lien Term Loan, 8.500%, (US0003M + 7.750%), 12/29/2028	$116,653	0.0
230,000	NIC Acquisition Corp. Term Loan, 4.500%, (US0006M + 3.750%), 12/29/2027	229,281	0.0
386,641	Polar US Borrower, LLC 2018 1st Lien Term Loan, 4.857%, (US0001M + 4.750%), 10/15/2025	384,708	0.0
660,000	Potters Industries, LLC Term Loan B, 4.750%, (US0003M + 4.000%), 12/14/2027	661,650	0.0
493,034	PQ Corporation 2020 USD Incremental Term Loan B, 4.000%, (US0003M + 3.000%), 02/07/2027	493,959	0.0
1,573,976	Starfruit Finco B.V 2018 USD Term Loan B, 2.860%, (US0001M + 2.750%), 10/01/2025	1,552,137	0.1
500,000	Tronox Finance LLC 2021 Term Loan B, 2.694%, (US0003M + 2.500%), 03/10/2028	497,709	0.0
250,000	Univar Inc. 2017 USD Term Loan B3, 2.359%, (US0001M + 2.250%), 07/01/2024	249,312	0.0
191,944	Univar Inc. 2019 USD Term Loan B5, 2.109%, (US0001M + 2.000%), 07/01/2026	191,344	0.0
		7,793,577	0.3
	Conglomerates: 0.0%
1,245,000	Energizer Holdings, Inc. 2020 Term Loan, 2.750%, (US0001M + 2.250%), 12/22/2027	1,244,028	0.0
	Containers & Glass Products: 0.5%
149,614	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 4.000%, (US0003M + 3.000%), 04/22/2024	144,752	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Containers & Glass Products (continued)
900,000	Altium Packaging LLC 2021 Term Loan B, 3.250%, (US0003M + 2.750%), 02/03/2028	$891,450	0.1
1,018,190	BWAY Holding Company 2017 Term Loan B, 3.443%, (US0003M + 3.250%), 04/03/2024	997,099	0.1
873,030	Charter NEX US, Inc. 2020 Term Loan, 5.000%, (US0001M + 4.250%), 12/01/2027	875,690	0.0
2,742,181	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 3.238%, (US0003M + 3.250%), 06/29/2025	2,700,804	0.1
530,051	Flex Acquisition Company, Inc. 2021 Term Loan, 4.000%, (US0003M + 3.500%), 02/23/2028	524,501	0.0
749,441	Graham Packaging Company Inc. 2021 Term Loan, 3.750%, (US0001M + 3.000%), 08/04/2027	746,006	0.0
411,834	Plastipak Packaging, Inc. 2018 Term Loan B, 2.610%, (US0001M + 2.500%), 10/14/2024	410,847	0.0
494,288	Plaze, Inc. 2020 Incremental Term Loan, 4.500%, (US0001M + 3.750%), 08/03/2026	493,052	0.0
895,000	Proampac PG Borrower LLC 2020 Term Loan, 5.000%, (US0003M + 4.000%), 11/03/2025	895,448	0.1
543,638	Reynolds Group Holdings Inc. 2020 Term Loan B2, 3.359%, (US0001M + 3.250%), 02/05/2026	538,371	0.0
953,309	Reynolds Group Holdings Inc. USD 2017 Term Loan, 2.859%, (US0001M + 2.750%), 02/05/2023	951,745	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Containers & Glass Products (continued)
636,053	Ring Container Technologies Group, LLC 1st Lien Term Loan, 2.859%, (US0001M + 2.750%), 10/31/2024	$631,282	0.0
653,400	Tosca Services, LLC 2021 Term Loan, 4.250%, (US0001M + 3.500%), 08/18/2027	653,672	0.0
98,240 (9)	TricorBraun Holdings, Inc. 2021 Delayed Draw Term Loan, 3.750%, (US0003M + 3.250%), 02/03/2028	97,496	0.0
436,760	TricorBraun Holdings, Inc. 2021 Term Loan, 3.750%, (US0003M + 3.250%), 02/03/2028	432,392	0.0
		11,984,607	0.5
	Cosmetics/Toiletries: 0.0%
371	Anastasia Parent, LLC 2018 Term Loan B, 3.953%, (US0003M + 3.750%), 08/11/2025	255	0.0
915,699	Wellness Merger Sub, Inc. 1st Lien Term Loan, 4.109%, (US0001M + 4.000%), 06/30/2024	907,687	0.0
		907,942	0.0
	Drugs: 0.1%
603,764	Endo Luxembourg Finance Company I S.a r.l. 2021 Term Loan, 5.194%, (US0003M + 5.000%), 03/10/2028	602,366	0.0
1,038,362	Horizon Therapeutics USA Inc. Term Loan B, 2.125%, (US0001M + 2.000%), 05/22/2026	1,037,929	0.1
		1,640,295	0.1
	Ecological Services & Equipment: 0.0%
165,000	Denali Water Solutions Term Loan, 4.444%, (US0003M + 4.250%), 03/17/2028	163,350	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Ecological Services & Equipment (continued)
1,036,389	GFL Environmental Inc. 2020 Term Loan, 3.500%, (US0003M + 3.000%), 05/30/2025	$1,038,055	0.0
		1,201,405	0.0
	Electronics/Electrical: 1.9%
11,538	Allegro Microsystems, Inc. Term Loan, 4.250%, (US0003M + 3.750%), 09/30/2027	11,524	0.0
269,140	ASG Technologies Group, Inc. 2018 Term Loan, 4.500%, (US0003M + 3.500%), 07/31/2024	265,776	0.0
1,773,128	Banff Merger Sub Inc 2021 USD Term Loan, 3.859%, (US0001M + 3.750%), 10/02/2025	1,767,587	0.1
1,269,224	Barracuda Networks, Inc. 1st Lien Term Loan, 4.500%, (US0003M + 3.750%), 02/12/2025	1,269,382	0.1
100,000	Barracuda Networks, Inc. 2020 2nd Lien Term Loan, 7.500%, (US0003M + 6.750%), 10/30/2028	101,625	0.0
885,537	Brave Parent Holdings, Inc. 1st Lien Term Loan, 4.109%, (US0001M + 4.000%), 04/18/2025	886,201	0.0
685,538	By Crown Parent, LLC Term Loan B1, 4.000%, (US0001M + 3.000%), 02/02/2026	686,823	0.0
175,000	Celestial -Saturn Parent INC 2nd Lien Term Loan, 6.694%, (US0003M + 6.500%), 03/22/2029	172,375	0.0
388,899	CentralSquare Technologies, LLC 2018 1st Lien Term Loan, 3.948%, (US0003M + 3.750%), 08/29/2025	373,148	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
465,000	Cloudera, Inc. Term Loan B, 3.250%, (US0001M + 2.500%), 12/22/2027	$464,709	0.0
284,784	Cohu, Inc. 2018 Term Loan B, 3.109%, (US0001M + 3.000%), 10/01/2025	283,716	0.0
174,563	CommerceHub, Inc. 2020 Term Loan B, 4.750%, (US0001M + 4.000%), 12/29/2027	174,999	0.0
148,235 (9)	Constant Contact Inc Delayed Draw Term Loan, 4.194%, (US0003M + 4.000%), 02/10/2028	147,494	0.0
551,765	Constant Contact Inc Term Loan, 4.750%, (US0003M + 4.000%), 02/10/2028	549,006	0.0
490,042	Cornerstone OnDemand, Inc. 2021 Term Loan B, 3.444%, (US0003M + 3.250%), 04/22/2027	491,191	0.0
491,957	Cornerstone OnDemand, Inc. Term Loan B, 4.361%, (US0001M + 4.250%), 04/22/2027	493,136	0.0
730,000	Delta TopCo, Inc. 2020 Term Loan B, 4.500%, (US0003M + 3.750%), 12/01/2027	730,000	0.0
498,718	Electrical Components International, Inc. 2018 1st Lien Term Loan, 4.359%, (US0001M + 4.250%), 06/26/2025	488,042	0.0
1,333,300	Epicor Software Corporation 2020 Term Loan, 4.000%, (US0001M + 3.250%), 07/30/2027	1,331,495	0.1
585,000	Grab Holdings Inc Term Loan B, 5.500%, (US0006M + 4.500%), 01/29/2026	596,700	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
1,310,000	Greeneden U.S. Holdings II, LLC 2020 USD Term Loan B4, 4.750%, (US0001M + 4.000%), 12/01/2027	$1,311,310	0.1
650,000	Helios Software Holdings, Inc. 2021 USD Term Loan B, 3.934%, (US0003M + 3.750%), 03/05/2028	$647,258	0.0
1,808,366	Hyland Software, Inc. 2018 1st Lien Term Loan, 4.250%, (US0001M + 3.500%), 07/01/2024	1,809,120	0.1
1,255,253	Imperva, Inc. 1st Lien Term Loan, 5.000%, (US0003M + 4.000%), 01/12/2026	1,256,233	0.1
1,552,050	Informatica LLC, 2020 USD Term Loan B, 3.359%, (US0001M + 3.250%), 02/25/2027	1,541,865	0.1
790,000	Ivanti Software, Inc. 2020 Term Loan B, 5.750%, (US0003M + 4.750%), 12/01/2027	794,740	0.0
85,000	Ivanti Software, Inc. 2021 Add On Term Loan B, 4.750%, (US0003M + 4.000%), 12/01/2027	84,788	0.0
1,025,000	LogMeIn, Inc. Term Loan B, 4.854%, (US0001M + 4.750%), 08/31/2027	1,023,810	0.1
149,599	MA FinanceCo., LLC USD Term Loan B3, 2.859%, (US0001M + 2.750%), 06/21/2024	147,916	0.0
2,343,278	McAfee, LLC 2018 USD Term Loan B, 3.859%, (US0001M + 3.750%), 09/30/2024	2,347,184	0.1
2,095,411	MH Sub I, LLC 2017 1st Lien Term Loan, 3.609%, (US0001M + 3.500%), 09/13/2024	2,073,474	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
405,000	MH Sub I, LLC 2021 2nd Lien Term Loan, 6.359%, (US0001M + 6.250%), 02/12/2029	$407,700	0.0
805,000	Panther Commercial Holdings L.P Term Loan, 4.712%, (US0003M + 4.500%), 01/07/2028	803,323	0.0
660,000	Planview Parent, Inc. Term Loan, 4.750%, (US0003M + 4.000%), 12/17/2027	661,237	0.0
1,244,528	Project Boost Purchaser, LLC 2019 Term Loan B, 3.609%, (US0001M + 3.500%), 06/01/2026	1,231,150	0.1
955,861	Project Leopard Holdings, Inc. 2019 Term Loan, 5.750%, (US0003M + 4.750%), 07/07/2024	955,413	0.0
2,030,802	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 4.462%, (US0003M + 4.250%), 05/16/2025	2,032,918	0.1
1,655,000	Rackspace Hosting, Inc. 2021 Term Loan, 3.500%, (US0003M + 2.750%), 02/15/2028	1,644,036	0.1
1,115,000	RealPage, Inc Term Loan, 3.444%, (US0003M + 3.250%), 02/17/2028	1,111,051	0.1
483,788	Redstone Buyer LLC Term Loan, 6.000%, (US0003M + 5.000%), 09/01/2027	487,013	0.0
344,432	Riverbed Technology, Inc. 2020 Term Loan B, 7.000%, (US0003M + 6.000%), 12/31/2025	331,767	0.0
1,057,755	Rocket Software, Inc. 2018 Term Loan, 4.359%, (US0001M + 4.250%), 11/28/2025	1,057,176	0.1
364,088	Sabre GLBL Inc. 2020 Term Loan B, 4.750%, (US0001M + 4.000%), 12/17/2027	368,487	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
1,010,276	Seattle Spinco, Inc. USD Term Loan B3, 2.859%, (US0001M + 2.750%), 06/21/2024	$998,910	0.1
2,461,186	SolarWinds Holdings, Inc. 2018 Term Loan B, 2.859%, (US0001M + 2.750%), 02/05/2024	2,419,345	0.1
380,588	SonicWall US Holdings Inc. 1st Lien Term Loan, 3.682%, (US0003M + 3.500%), 05/16/2025	376,465	0.0
1,137,065	Surf Holdings, LLC USD Term Loan, 3.676%, (US0003M + 3.500%), 03/05/2027	1,127,897	0.1
532,325	Tech Data Corporation ABL Term Loan, 3.609%, (US0001M + 3.500%), 06/30/2025	534,487	0.0
341,391	Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 5.254%, (US0003M + 5.000%), 05/29/2026	278,234	0.0
196,569	Travelport Finance (Luxembourg) S.a.r.l. 2020 Super Priority Term Loan, 2.250%, (US0003M + 1.500%), 02/28/2025	200,942	0.0
591,430	TTM Technologies, Inc. 2017 Term Loan, 2.615%, (US0001M + 2.500%), 09/28/2024	591,060	0.0
601,979	Ultimate Software Group Inc(The) 2021 Term Loan, 4.000%, (US0003M + 3.250%), 05/04/2026	601,979	0.0
1,343,933	Ultimate Software Group Inc(The) Term Loan B, 3.859%, (US0001M + 3.750%), 05/04/2026	1,343,840	0.1
165,000	Ultra Clean Holdings, Inc 2021 Term Loan B, 3.944%, (US0003M + 3.750%), 08/27/2025	165,619	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
910,431	Veritas Tech C 08/17/ 2025, 6.000%, (US0003M + 5.000%), 09/01/2025	$912,565	0.0
605,000	Watlow Electric Manufacturing Company Term Loan B, 4.194%, (US0003M + 4.000%), 03/02/2028	604,622	0.0
284,288	Weld North Education, LLC 2020 Term Loan B, 4.750%, (US0001M + 4.000%), 12/21/2027	284,145	0.0
659,813	Xperi Corporation 2020 Term Loan B, 4.109%, (US0001M + 4.000%), 06/02/2025	661,957	0.0
		46,515,965	1.9
	Equipment Leasing: 0.0%
265,000	Rent-A-Center, Inc. 2021 Term Loan B, 4.750%, (US0001M + 4.000%), 02/17/2028	266,546	0.0
	Financial Intermediaries: 0.4%
284,280	Advisor Group, Inc. 2021 Term Loan, 4.615%, (US0001M + 4.500%), 07/31/2026	284,433	0.0
1,364,474	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 3.109%, (US0001M + 3.000%), 06/15/2025	1,346,810	0.1
741,613	Blackstone Mortgage Trust, Inc. 2019 Term Loan B, 2.365%, (US0001M + 2.250%), 04/23/2026	735,124	0.0
926,923	Blucora, Inc. 2017 Term Loan B, 5.000%, (US0003M + 4.000%), 05/22/2024	926,923	0.0
660,000	Citadel Securities LP 2021 Term Loan B, 2.609%, (US0001M + 2.500%), 02/29/2028	653,915	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Financial Intermediaries (continued)
685,424	Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B, 2.859%, (US0001M + 2.750%), 08/21/2025	$673,429	0.0
1,016,147	Deerfield Dakota Holding, LLC 2020 USD Term Loan B, 4.750%, (US0001M + 3.750%), 04/09/2027	1,018,687	0.1
2,122,180	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 3.109%, (US0001M + 3.000%), 07/21/2025	2,110,907	0.1
1,006,227	First Eagle Holdings, Inc. 2020 Term Loan B, 2.703%, (US0003M + 2.500%), 02/01/2027	994,844	0.0
1,014,869	Focus Financial Partners, LLC 2020 Term Loan, 2.109%, (US0001M + 2.000%), 07/03/2024	1,004,358	0.1
498,141	VFH Parent LLC 2019 Term Loan B, 3.110%, (US0001M + 3.000%), 03/01/2026	497,082	0.0
551,093	Victory Capital Holdings, Inc. 2021 Term Loan B, 2.439%, (US0003M + 2.250%), 07/01/2026	546,615	0.0
		10,793,127	0.4
	Food Products: 0.3%
496,203	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 3.611%, (US0001M + 3.500%), 10/01/2025	496,646	0.0
949,922	B&G Foods, Inc. 2019 Term Loan B4, 2.609%, (US0001M + 2.500%), 10/10/2026	950,218	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food Products (continued)
877,618	CHG PPC Parent LLC 2018 Term Loan B, 2.857%, (US0001M + 2.750%), 03/31/2025	$866,648	0.0
1,165,000	IRB Holding Corp 2020 Fourth Amendment Incremental Term Loan, 4.250%, (US0003M + 3.250%), 12/15/2027	1,163,856	0.1
1,030,985	IRB Holding Corp 2020 Term Loan B, 2.953%, (US0006M + 2.750%), 02/05/2025	1,024,174	0.1
1,029,257	Sigma Bidco B.V. 2018 USD Term Loan B2, 3.260%, (US0006M + 3.000%), 07/02/2025	$1,020,251	0.1
424,802	Simply Good Foods USA, Inc. 2017 Term Loan B, 4.750%, (US0001M + 3.750%), 07/07/2024	426,461	0.0
613,930	Weber-Stephen Products LLC Term Loan B, 4.000%, (US0001M + 3.250%), 10/30/2027	614,506	0.0
210,000	WOOF Holdings, Inc 1st Lien Term Loan, 4.500%, (US0003M + 3.750%), 12/21/2027	209,475	0.0
		6,772,235	0.3
	Food Service: 0.3%
2,029,274	Golden Nugget, Inc. 2017 Incremental Term Loan B, 3.250%, (US0002M + 2.500%), 10/04/2023	2,001,879	0.1
1,141,455	H Food Holdings LLC 2018 Term Loan B, 3.796%, (US0001M + 3.688%), 05/23/2025	1,133,132	0.1
1,243,590	Tacala, LLC 1st Lien Term Loan, 4.500%, (US0001M + 3.750%), 02/05/2027	1,236,853	0.1
1,024,397	US Foods, Inc. 2019 Term Loan B, 2.109%, (US0001M + 2.000%), 09/13/2026	1,006,224	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food Service (continued)
1,000,000	Welbilt, Inc. 2018 Term Loan B, 2.607%, (US0001M + 2.500%), 10/23/2025	$962,500	0.0
210,000	Zaxbys Operating Company LLC 1st Lien Term Loan, 4.500%, (US0001M + 3.750%), 12/28/2027	210,230	0.0
		6,550,818	0.3
	Food/Drug Retailers: 0.1%
1,125,951	EG America LLC 2018 USD Term Loan, 4.203%, (US0003M + 4.000%), 02/07/2025	1,109,906	0.1
185,000	EG Group Limited 2021 Term Loan, 4.444%, (US0003M + 4.250%), 03/10/2026	183,535	0.0
39,545	Moran Foods, LLC 2020 2nd Lien Term Loan, 11.750%, (US0003M + 10.750%), 10/01/2024	34,602	0.0
31,108	Moran Foods, LLC 2020 Term Loan, 8.000%, (US0003M + 7.000%), 04/01/2024	32,508	0.0
220,947	Portillos Holdings, LLC 2019 1st Lien Term Loan B3, 6.500%, (US0003M + 5.500%), 09/06/2024	220,533	0.0
407,432	United Natural Foods, Inc. Term Loan B, 3.609%, (US0001M + 3.500%), 10/22/2025	407,779	0.0
		1,988,863	0.1
	Forest Products: 0.1%
315,000	Blount International Inc. 2018 Term Loan B, 3.861%, (US0001M + 3.750%), 04/12/2023	316,102	0.0
1,062,797	LABL, Inc. 2021 USD Term Loan B, 4.109%, (US0001M + 4.000%), 07/01/2026	1,062,000	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Forest Products (continued)
345,000	Spa Holdings 3 Oy USD Term Loan B, 4.194%, (US0003M + 4.000%), 03/11/2028	$346,006	0.0
		1,724,108	0.1
	Health Care: 1.3%
638,434	Accelerated Health Systems, LLC Term Loan B, 3.611%, (US0001M + 3.500%), 10/31/2025	636,040	0.0
765,000	ADMI Corp. 2021 Term Loan B2, 3.750%, (US0001M + 3.250%), 12/23/2027	759,156	0.0
299,079	Agiliti Health, Inc Term Loan, 2.875%, (US0001M + 2.750%), 01/04/2026	294,967	0.0
637,710	Air Methods Corporation 2017 Term Loan B, 4.500%, (US0003M + 3.500%), 04/22/2024	619,027	0.0
497,423	Albany Molecular Research, Inc. 2017 1st Lien Term Loan, 4.250%, (US0003M + 3.250%), 08/30/2024	498,252	0.0
760,000	ASP Navigate Acquisition Corp Term Loan, 5.503%, (US0003M + 4.500%), 10/06/2027	760,950	0.0
1,070,000	Athenahealth, Inc. 2021 Term Loan B1, 4.453%, (US0003M + 4.250%), 02/11/2026	1,074,013	0.1
2,724,304	Bausch Health Companies Inc. 2018 Term Loan B, 3.109%, (US0001M + 3.000%), 06/02/2025	2,718,278	0.1
76,145 (9)	Cano Health LLC Delayed Draw Term Loan, 4.955%, (US0006M + 4.750%), 11/19/2027	76,216	0.0
208,855	Cano Health LLC Term Loan, 5.500%, (US0003M + 4.750%), 11/19/2027	209,051	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
220,000	CBI Buyer, Inc. Term Loan, 3.750%, (US0001M + 3.250%), 01/06/2028	$219,244	0.0
320,000	CCRR Parent, Inc Term Loan B, 4.444%, (US0003M + 4.250%), 03/06/2028	321,000	0.0
758,205	Change Healthcare Holdings LLC 2017 Term Loan B, 3.500%, (US0003M + 2.500%), 03/01/2024	758,110	0.0
1,246,383	CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 4.000%, (US0006M + 3.000%), 06/07/2023	1,244,728	0.1
517,083	Da Vinci Purchaser Corp. 2019 Term Loan, 5.000%, (US0003M + 4.000%), 01/08/2027	518,052	0.0
634,059	DentalCorp Perfect Smile ULC 1st Lien Term Loan, 4.750%, (US0001M + 3.750%), 06/06/2025	630,097	0.0
1,213,755	Envision Healthcare Corporation 2018 1st Lien Term Loan, 3.859%, (US0001M + 3.750%), 10/10/2025	1,049,056	0.1
155,000	eResearchTechnology, Inc. 2021 Incremental Term Loan, 4.694%, (US0003M + 4.500%), 02/04/2027	155,327	0.0
1,367,160	ExamWorks Group, Inc. 2017 Term Loan, 4.250%, (US0003M + 3.250%), 07/27/2023	1,368,502	0.1
288,488	Global Medical Response, Inc. 2017 Term Loan B2, 5.250%, (US0003M + 4.250%), 03/14/2025	287,045	0.0
460,000	Global Medical Response, Inc. 2020 Term Loan B, 5.750%, (US0003M + 4.750%), 10/02/2025	459,209	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
592,493	GoodRx, Inc. 1st Lien Term Loan, 2.859%, (US0001M + 2.750%), 10/10/2025	$591,259	0.0
823,923	Inovalon Holdings, Inc. 2020 Term Loan B1, 2.875%, (US0001M + 2.750%), 04/02/2025	824,297	0.0
233,349	Lifescan Global Corporation 2018 1st Lien Term Loan, 6.238%, (US0003M + 6.000%), 10/01/2024	226,446	0.0
175,000	MedAssets Software Intermediate Holdings, Inc. 2021 1st Lien Term Loan, 4.500%, (US0006M + 3.750%), 01/28/2028	174,256	0.0
1,007,153	Medical Solutions L.L.C. 2017 Term Loan, 5.500%, (US0001M + 4.500%), 06/14/2024	1,009,042	0.1
1,381,421	MPH Acquisition Holdings LLC 2016 Term Loan B, 3.750%, (US0003M + 2.750%), 06/07/2023	1,375,691	0.1
150,000	National Mentor Holdings, Inc. 2021 2nd Lien Term Loan, 8.000%, (US0003M + 7.250%), 02/16/2029	151,125	0.0
139,884 (9)	National Mentor Holdings, Inc. 2021 Delayed Draw Term Loan, 3.944%, (US0003M + 3.750%), 02/18/2028	139,335	0.0
1,271,676	National Mentor Holdings, Inc. 2021 Term Loan, 4.500%, (US0003M + 3.750%), 02/18/2028	1,265,186	0.1
42,389	National Mentor Holdings, Inc. 2021 Term Loan C, 4.500%, (US0003M + 3.750%), 02/18/2028	42,327	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
776,616	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 3.359%, (US0001M + 3.250%), 06/30/2025	$776,312	0.0
1,370,000	Packaging Coordinators Midco, Inc. 2020 1st Lien Term Loan, 4.500%, (US0003M + 3.750%), 11/30/2027	1,371,070	0.1
341,686	Pathway Vet Alliance LLC 2021 Term Loan, 3.859%, (US0001M + 3.750%), 03/31/2027	340,679	0.0
407,674	PetVet Care Centers, LLC 2021 Term Loan B3, 4.250%, (US0001M + 3.500%), 02/14/2025	407,292	0.0
1,033,056	Phoenix Guarantor Inc 2020 Term Loan B, 3.361%, (US0001M + 3.250%), 03/05/2026	1,026,492	0.1
335,000	Phoenix Guarantor Inc 2021 Term Loan B, 3.694%, (US0003M + 3.500%), 03/05/2026	333,430	0.0
169,575	Pluto Acquisition I, Inc. 2020 Incremental Term Loan B, 5.500%, (US0001M + 5.000%), 06/22/2026	169,787	0.0
483,333	PointClickCare Technologies, Inc. Term Loan B, 3.750%, (US0003M + 3.000%), 12/29/2027	483,635	0.0
1,415,000	PPD, Inc. Initial Term Loan, 2.750%, (US0001M + 2.250%), 01/13/2028	1,410,689	0.1
280,000	Project Ruby Ultimate Parent Corp. 2021 Term Loan, 4.000%, (US0003M + 3.250%), 03/03/2028	279,183	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
1,035,765	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 3.859%, (US0001M + 3.750%), 11/16/2025	$1,034,793	0.1
284,288	RxBenefits, Inc. 2020 Term Loan, 6.000%, (US0003M + 5.250%), 12/17/2027	284,287	0.0
1,344,169	Select Medical Corporation 2017 Term Loan B, 2.360%, (US0001M + 2.250%), 03/06/2025	1,339,128	0.1
635,000	Sotera Health Holdings, LLC 2021 Term Loan, 3.250%, (US0003M + 2.750%), 12/11/2026	634,206	0.0
284,288	Unified Physician Management, LLC 2020 Term Loan, 5.000%, (US0001M + 4.250%), 12/16/2027	285,235	0.0
515,000	Virgin Pulse, Inc. 2021 Term Loan, 4.194%, (US0003M + 4.000%), 03/30/2028	509,850	0.0
		31,141,352	1.3
	Home Furnishings: 0.0%
999,684	Prime Security Services Borrower, LLC 2021 Term Loan, 3.500%, (US0003M + 2.750%), 09/23/2026	996,114	0.0

	Industrial Equipment: 0.3%
1,000,000	Alliance Laundry Systems LLC Term Loan B, 4.250%, (US0003M + 3.500%), 10/08/2027	999,167	0.1
843,694	APi Group DE, Inc. Term Loan B, 2.609%, (US0001M + 2.500%), 10/01/2026	842,244	0.0
375,637	EWT Holdings III Corp. 2020 Term Loan, 2.609%, (US0001M + 2.500%), 12/20/2024	372,637	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Industrial Equipment (continued)
948,710	Filtration Group Corporation 2018 1st Lien Term Loan, 3.115%, (US0001M + 3.000%), 03/29/2025	$936,851	0.1
1,491,244	Gardner Denver, Inc. 2020 USD Term Loan B, 2.857%, (US0001M + 2.750%), 03/01/2027	1,490,157	0.1
437,174	Granite Holdings US Acquisition Co. 2021 Term Loan B, 4.203%, (US0003M + 4.000%), 09/30/2026	436,627	0.0
235,000	I-Logic Technologies Bidco Limited 2021 USD Term Loan B, 4.500%, (US0003M + 4.000%), 02/16/2028	235,147	0.0
795,000	Kenan Advantage Group, Inc. 2021 Term Loan B, 3.861%, (US0001M + 3.750%), 03/12/2026	792,765	0.0
676,144	Star US Bidco LLC Term Loan B, 5.250%, (US0001M + 4.250%), 03/17/2027	671,495	0.0
578,550	Vertical Midco GmbH USD Term Loan B, 4.478%, (US0006M + 4.250%), 07/30/2027	580,478	0.0
		7,357,568	0.3
	Insurance: 0.9%
2,437,222	Acrisure, LLC 2020 Term Loan B, 3.703%, (US0003M + 3.500%), 02/13/2027	2,412,240	0.1
820,367	Alera Group Holdings, Inc. 2018 Term Loan B, 4.500%, (US0001M + 4.000%), 08/01/2025	821,393	0.0
1,279,881	Alliant Holdings Intermediate, LLC 2018 Term Loan B, 3.359%, (US0001M + 3.250%), 05/09/2025	1,265,038	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Insurance (continued)
496,731	Alliant Holdings Intermediate, LLC 2020 Term Loan B3, 4.250%, (US0001M + 3.750%), 10/08/2027	$496,952	0.0
2,080,000	AmWINS Group, Inc. 2021 Term Loan B, 3.000%, (US0001M + 2.250%), 02/17/2028	2,069,043	0.1
1,205,000	Applied Systems, Inc. 2017 1st Lien Term Loan, 3.500%, (US0003M + 3.000%), 09/19/2024	1,202,553	0.1
325,000	Applied Systems, Inc. 2021 2nd Lien Term Loan, 6.250%, (US0003M + 5.500%), 09/19/2025	327,437	0.0
495,000	AssuredPartners Capital, Inc. 2020 Incremental Term Loan B, 5.500%, (US0001M + 4.500%), 02/12/2027	496,908	0.0
1,072,384	AssuredPartners, Inc. 2020 Term Loan B, 3.609%, (US0001M + 3.500%), 02/12/2027	1,061,827	0.0
2,125,440	CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.000%, (US0001M + 3.000%), 04/29/2024	2,125,882	0.1
1,928,426	Hub International Limited 2018 Term Loan B, 3.215%, (US0003M + 3.000%), 04/25/2025	1,903,546	0.1
1,817,906	NFP Corp. 2020 Term Loan, 3.359%, (US0001M + 3.250%), 02/15/2027	1,792,721	0.1
86,250 (9)	OneDigital Borrower LLC 2020 Delayed Draw Term Loan, 3.694%, (US0003M + 3.500%), 11/16/2027	86,394	0.0
873,750	OneDigital Borrower LLC 2020 Term Loan, 5.250%, (US0003M + 4.500%), 11/16/2027	875,207	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Insurance (continued)
830,825	Ryan Specialty Group, LLC Term Loan, 4.000%, (US0003M + 3.000%), 09/01/2027	$832,210	0.0
2,088,342	Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 3.359%, (US0001M + 3.250%), 12/31/2025	2,061,421	0.1
1,603,666	USI, Inc. 2017 Repriced Term Loan, 3.203%, (US0003M + 3.000%), 05/16/2024	1,587,199	0.1
		21,417,971	0.9
	Leisure Good/Activities/Movies: 0.4%
121,490	24 Hour Fitness Worldwide, Inc. 2020 Exit Term Loan, 5.193%, (US0003M + 5.000%), 12/29/2025	107,215	0.0
299,406	24 Hour Fitness Worldwide, Inc. 2021 Delayed Draw Term Loan, 14.000%, (US0003M + 14.000%), 08/26/2022	299,406	0.0
1,475,340	Alterra Mountain Company Term Loan B1, 2.859%, (US0001M + 2.750%), 07/31/2024	1,459,296	0.1
931,447	AMC Entertainment Holdings, Inc. 2019 Term Loan B, 3.203%, (US0003M + 3.000%), 04/22/2026	808,780	0.1
743,138	Arches Buyer Inc. 2021 Term Loan B, 3.750%, (US0001M + 3.250%), 12/06/2027	739,576	0.0
992,450	Bombardier Recreational Products, Inc. 2020 Term Loan, 2.109%, (US0001M + 2.000%), 05/24/2027	983,234	0.1
784,201	ClubCorp Holdings, Inc. 2017 Term Loan B, 2.953%, (US0003M + 2.750%), 09/18/2024	739,109	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Leisure Good/Activities/ Movies (continued)
6,959	Crown Finance US, Inc. 2020 Term Loan B1, 7.203%, (US0003M + 7.000%), 05/23/2024	$8,845	0.0
503,941	Fitness International, LLC 2018 Term Loan B, 4.250%, (US0001M + 3.250%), 04/18/2025	465,578	0.0
456,594	Fluidra S.A. USD Term Loan B, 2.109%, (US0001M + 2.000%), 07/02/2025	453,169	0.0
286,416	GVC Holdings (Gibraltar) Limited 2020 USD Term Loan B3, 3.000%, (US0006M + 2.000%), 03/29/2024	286,416	0.0
619,883	National CineMedia, LLC 2021 Incremental Term Loan, 9.000%, (US0003M + 8.000%), 12/20/2024	582,690	0.0
230,000	RV Retailer, LLC Term Loan B, 4.750%, (US0003M + 4.000%), 01/28/2028	229,713	0.0
569,700	SRAM, LLC 2018 Term Loan B, 3.750%, (US0003M + 2.750%), 03/15/2024	571,125	0.0
1,450,001	Thor Industries, Inc. USD Term Loan B, 3.859%, (US0003M + 3.750%), 02/01/2026	1,455,257	0.1
391,361	WeddingWire, Inc. 1st Lien Term Loan, 4.712%, (US0003M + 4.500%), 12/19/2025	389,404	0.0
		9,578,813	0.4
	Lodging & Casinos: 0.6%
679,435	Aimbridge Acquisition Co., Inc. 2019 Term Loan B, 3.865%, (US0001M + 3.750%), 02/02/2026	659,477	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Lodging & Casinos (continued)
1,507,370	Aristocrat Leisure Limited 2020 Incremental Term Loan B, 4.750%, (US0003M + 3.750%), 10/19/2024	$1,515,041	0.1
2,522,901	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 2.859%, (US0001M + 2.750%), 12/23/2024	2,486,634	0.1
2,652,922	Caesars Resort Collection, LLC 2020 Term Loan B1, 4.609%, (US0001M + 4.500%), 07/21/2025	2,661,377	0.1
1,921,794	Everi Payments Inc. Term Loan B, 3.500%, (US0001M + 2.750%), 05/09/2024	1,912,014	0.1
880,899	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 3.750%, (US0001M + 3.000%), 10/21/2024	872,458	0.0
1,634,194	PCI Gaming Authority Term Loan, 2.609%, (US0001M + 2.500%), 05/29/2026	1,625,129	0.1
1,553,099	Scientific Games International, Inc. 2018 Term Loan B5, 2.859%, (US0001M + 2.750%), 08/14/2024	1,525,143	0.1
1,250,075	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 3.693%, (US0003M + 3.500%), 07/10/2025	1,253,981	0.0
510,000	The Enterprise Development Authority Term Loan B, 4.444%, (US0003M + 4.250%), 02/18/2028	512,231	0.0
		15,023,485	0.6

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Nonferrous Metals/Minerals: 0.1%
536,685	Covia Holdings Corporation 2020 PIK Take Back Term Loan, 5.000%, (US0003M + 4.000%), 07/31/2026	$520,752	0.0
1,290,180	U.S. Silica Company 2018 Term Loan B, 5.000%, (US0001M + 4.000%), 05/01/2025	1,246,176	0.1
		1,766,928	0.1
	Oil & Gas: 0.0%
685,888	Oryx Midstream Holdings LLC Term Loan B, 4.107%, (US0001M + 4.000%), 05/22/2026	671,455	0.0
	Publishing: 0.1%
658,350	Alchemy Copyrights, LLC Term Loan B, 3.500%, (US0001M + 3.000%), 03/10/2028	661,642	0.0
497,494	Meredith Corporation 2020 Incremental Term Loan B, 5.250%, (US0003M + 4.250%), 01/31/2025	506,946	0.0
914,873	Meredith Corporation 2020 Term Loan B2, 2.609%, (US0001M + 2.500%), 01/31/2025	906,582	0.1
		2,075,170	0.1
	Radio & Television: 0.6%
869,858	Clear Channel Outdoor Holdings, Inc. Term Loan B, 3.712%, (US0003M + 3.500%), 08/21/2026	837,938	0.0
1,400,873	Cumulus Media New Holdings Inc. Term Loan B, 4.750%, (US0003M + 3.750%), 03/31/2026	1,386,428	0.1
1,630,764	Diamond Sports Group, LLC Term Loan, 3.360%, (US0001M + 3.250%), 08/24/2026	1,155,804	0.0
765,418	Entercom Media Corp. 2019 Term Loan, 2.609%, (US0001M + 2.500%), 11/18/2024	750,708	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Radio & Television (continued)
837,516	iHeartCommunications, Inc. 2020 Term Loan, 3.109%, (US0001M + 3.000%), 05/01/2026	$829,066	0.0
1,233,203	NASCAR Holdings, Inc Term Loan B, 2.859%, (US0001M + 2.750%), 10/19/2026	1,227,421	0.1
4,342,645	Nexstar Broadcasting, Inc. 2019 Term Loan B4, 2.615%, (US0001M + 2.500%), 09/18/2026	4,316,280	0.2
2,505,615	Sinclair Television Group Inc. Term Loan B2B, 2.610%, (US0001M + 2.500%), 09/30/2026	2,477,427	0.1
1,519,771	Terrier Media Buyer, Inc. 2021 Term Loan, 3.609%, (US0001M + 3.500%), 12/17/2026	1,508,254	0.1
1,064,738	Univision Communications Inc. 2020 Replacement Term Loan, 4.750%, (US0001M + 3.750%), 03/15/2026	1,058,666	0.0
545,856	Univision Communications Inc. Term Loan C5, 2.857%, (US0001M + 2.750%), 03/15/2024	542,743	0.0
		16,090,735	0.6
	Retailers (Except Food & Drug): 0.3%
1,050,000	CNT Holdings I Corp 2020 Term Loan, 4.500%, (US0006M + 3.750%), 11/08/2027	1,048,687	0.0
555,000	Franchise Group Intermediate Holdco, LLC 2021 First Out Term Loan B, 5.500%, (US0003M + 4.750%), 02/17/2026	557,081	0.0
1,162,088	Great Outdoors Group, LLC 2021 Term Loan B, 5.000%, (US0006M + 4.250%), 03/06/2028	1,164,025	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Retailers (Except Food & Drug) (continued)
1,870,313	Harbor Freight Tools USA, Inc. 2020 Term Loan B, 3.750%, (US0001M + 3.000%), 10/19/2027	$1,871,365	0.1
1,815,931	Leslies Poolmart, Inc. 2021 Term Loan B, 3.250%, (US0001M + 2.750%), 03/04/2028	1,808,555	0.1
363,218	Mens Wearhouse, Inc. (The) 2020 Take Back Term Loan, 9.000%, (US0003M + 8.000%), 12/01/2025	285,126	0.0
124,441	Mens Wearhouse, Inc. (The) 2020 Term Loan, 12.000%, (US0003M + 11.000%), 06/01/2025	120,708	0.0
565,000	Petco Animal Supplies, Inc. 2021 Term Loan B, 4.000%, (US0003M + 3.250%), 02/24/2028	563,285	0.0
		7,418,832	0.3
	Surface Transport: 0.1%
250,000	American Trailer World Corp. Term Loan B, 4.500%, (US0001M + 3.750%), 02/17/2028	248,594	0.0
1,622,614	Navistar International Corporation 2017 1st Lien Term Loan B, 3.620%, (US0001M + 3.500%), 11/06/2024	1,625,251	0.1
990,000	PODS, LLC 2021 Term Loan B, 3.194%, (US0003M + 3.000%), 03/24/2028	986,493	0.0
520,256	Savage Enterprises LLC 2020 Term Loan B, 3.110%, (US0001M + 3.000%), 08/01/2025	521,036	0.0
		3,381,374	0.1
	Telecommunications: 1.0%
1,773,713	Altice Financing SA USD 2017 1st Lien Term Loan, 2.953%, (US0003M + 2.750%), 01/31/2026	1,740,456	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
455,394	Altice France S.A. USD Term Loan B12, 3.794%, (US0001M + 3.688%), 01/31/2026	$452,093	0.0
1,148,649	Asurion LLC 2018 Term Loan B6, 3.109%, (US0001M + 3.000%), 11/03/2023	1,146,585	0.1
4,416,313	Asurion LLC 2018 Term Loan B7, 3.109%, (US0001M + 3.000%), 11/03/2024	4,404,584	0.2
547,862	Asurion LLC 2020 Term Loan B8, 3.359%, (US0001M + 3.250%), 12/23/2026	545,009	0.0
330,000	Asurion LLC 2021 2nd Lien Term Loan B3, 5.359%, (US0001M + 5.250%), 01/31/2028	336,517	0.0
747,925	Avaya, Inc. 2020 Term Loan B, 4.356%, (US0001M + 4.250%), 12/15/2027	748,704	0.0
250,000	Avaya, Inc. 2021 Term Loan B2, 4.106%, (US0001M + 4.000%), 12/15/2027	250,273	0.0
652,809	Cablevision Lightpath LLC Term Loan B, 3.750%, (US0001M + 3.250%), 11/30/2027	652,741	0.0
750,000	CCI Buyer, Inc. Term Loan, 4.750%, (US0003M + 4.000%), 12/17/2027	752,031	0.0
3,097,669	CenturyLink, Inc. 2020 Term Loan B, 2.359%, (US0001M + 2.250%), 03/15/2027	3,065,967	0.1
1,287,875	CommScope, Inc. 2019 Term Loan B, 3.359%, (US0001M + 3.250%), 04/06/2026	1,281,973	0.1
465,300	Connect Finco Sarl 2021 Term Loan B, 4.500%, (US0001M + 3.500%), 12/11/2026	464,137	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
389,133	Consolidated Communications, Inc. 2020 Term Loan B, 5.750%, (US0001M + 4.750%), 10/02/2027	$390,203	0.0
149,625	Eagle Broadband Investments LLC Term Loan, 3.750%, (US0003M + 3.000%), 11/12/2027	149,461	0.0
249,354	Flexential Intermediate Corporation 2017 1st Lien Term Loan, 3.703%, (US0003M + 3.500%), 08/01/2024	233,419	0.0
420,216	Global Tel*Link Corporation 2018 1st Lien Term Loan, 4.359%, (US0001M + 4.250%), 11/29/2025	396,885	0.0
78,042	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 8.359%, (US0001M + 8.250%), 11/29/2026	60,417	0.0
974,894	GTT Communications, Inc. 2018 USD Term Loan B, 2.953%, (US0003M + 2.750%), 05/31/2025	818,179	0.0
95,129	GTT Communications, Inc. 2020 Delayed Draw Term Loan, 6.000%, (0 + 5.000%), 12/31/2021	97,031	0.0
83,103	GTT Communications, Inc. 2020 Term Loan, 6.000%, (US0001M + 5.000%), 12/31/2021	84,765	0.0
961,532	Iridium Satellite LLC 2021 Term Loan B, 3.750%, (US0001M + 2.750%), 11/04/2026	965,052	0.1
227,704	Northwest Fiber, LLC 2021 Term Loan, 3.927%, (US0001M + 3.750%), 04/30/2027	227,704	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
2,712,314	Numericable Group SA USD Term Loan B11, 2.859%, (US0001M + 2.750%), 07/31/2025	$2,667,271	0.1
1,260,597	Zayo Group Holdings, Inc. USD Term Loan, 3.109%, (US0001M + 3.000%), 03/09/2027	1,252,100	0.1
1,545,000	Ziggo Financing Partnership USD Term Loan I, 2.606%, (US0001M + 2.500%), 04/30/2028	1,531,375	0.1
		24,714,932	1.0
	Utilities: 0.1%
600,942	Calpine Construction Finance Company, L.P. 2017 Term Loan B, 2.109%, (US0001M + 2.000%), 01/15/2025	594,031	0.1
443,865	Nautilus Power, LLC Term Loan B, 5.250%, (US0001M + 4.250%), 05/16/2024	440,993	0.0
366,832	Sabre Industries, Inc. 2019 Term Loan B, 3.359%, (US0001M + 3.250%), 04/15/2026	366,831	0.0
		1,401,855	0.1
	Total Bank Loans (Cost $336,448,571)	335,168,212	13.7
CONVERTIBLE BONDS/NOTES: 0.0%
	Communications: 0.0%
210,000	DISH Network Corp., 3.375%, 08/15/2026	202,398	0.0
	Total Convertible Bonds/Notes (Cost $205,804)	202,398	0.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
	Uniform Mortgage-Backed Securities: 0.0%
5,335	5.500%,10/01/2039	6,227	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†	Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
Total U.S. Government Agency Obligations (Cost $5,744)	$6,227	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.0%
	Consumer Discretionary: 0.0%
142,000 (10)	24 Hour Fitness Worldwide, Inc.	301,750	0.0
6,832 (10)	Mens Wearhouse, Inc.	5,124	0.0
		306,874	0.0
	Consumer Staples: —%
2,038 (7)(10)	Save-A-Lot, Inc. / Moran Foods	—	—
	Materials: 0.0%
53,269 (10)(11)	Covia Specialty Minerals, Inc.	419,493	0.0
	Total Common Stock (Cost $692,331)	726,367	0.0
PREFERRED STOCK: 0.0%
	Consumer Discretionary: 0.0%
189,193 (10)	24 Hour Fitness Worldwide, Inc.	331,088	0.0
	Total Preferred Stock (Cost $227,212)	331,088	0.0
WARRANTS: 0.0%
	Communication Services: 0.0%
26,686 (10)	Cineworld Group PLC	18,395	0.0
	Total Warrants (Cost $—)	18,395	0.0
	Value	Percentage of Net Assets
PURCHASED OPTIONS(12): 0.1%
Total Purchased Options (Cost $2,305,122)	2,516,650	0.1
Total Long-Term Investments (Cost $2,347,400,519)	2,354,139,649	95.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.5%
	Repurchase Agreements: 0.4%
2,401,400 (13)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/31/21, 0.02%, due 04/01/21 (Repurchase Amount $2,401,401, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $2,449,428, due 04/15/21-02/20/71)	$2,401,400	0.1
2,401,442 (13)	Citigroup, Inc., Repurchase Agreement dated 03/31/21, 0.01%, due 04/01/21 (Repurchase Amount $2,401,443, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 1.125%-4.000%, Market Value plus accrued interest $2,449,471, due 05/15/23-09/15/57)	2,401,442	0.1
1,852,379 (13)	Daiwa Capital Markets, Repurchase Agreement dated 03/31/21, 0.01%, due 04/01/21 (Repurchase Amount $1,852,380, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,889,427, due 05/04/21-04/01/51)	1,852,379	0.1
1,177,183 (13)	JVB Financial Group LLC, Repurchase Agreement dated 03/31/21, 0.05%, due 04/01/21 (Repurchase Amount $1,177,185, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,200,727, due 07/01/22-03/01/51)	1,177,183	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,161,370 (13)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 03/31/21, 0.03%, due 04/01/21 (Repurchase Amount $1,161,371, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.125%-7.500%, Market Value plus accrued interest $1,184,599, due 06/01/21-02/20/71)	$1,161,370	0.0
1,323,891 (13)	Palafox Trading LLC, Repurchase Agreement dated 03/31/21, 0.06%, due 04/01/21 (Repurchase Amount $1,323,893, collateralized by various U.S. Government Securities, 0.625%-1.875%, Market Value plus accrued interest $1,354,280, due 01/31/22-02/15/41)	1,323,891	0.1
	Total Repurchase Agreements (Cost $10,317,665)	10,317,665	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.1%
123,546,595 (14)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.010% (Cost $123,546,595)	123,546,595	5.1
	Total Short-Term Investments (Cost $133,864,260)	133,864,260	5.5
	Total Investments in Securities (Cost $2,481,264,779)	$2,488,003,909	101.3
	Liabilities in Excess of Other Assets	(31,861,729)	(1.3)
	Net Assets	$2,456,142,180	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(4)
Variable rate security. Rate shown is the rate in effect as of March 31, 2021.

(5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(7)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(8)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2021.

(9)
All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 10 for additional details.

(10)
Non-income producing security.

(11)
Restricted security as to resale, excluding Rule 144A securities. As of March 31, 2021, the Fund held restricted securities with a fair value of $419,493 or 0.0% of net assets. Please refer to the table below for additional details.

(12)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(13)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(14)
Rate shown is the 7-day yield as of March 31, 2021.

Currency Abbreviations:
COP
Colombian Peso

EUR
EU Euro

IDR
Indonesian Rupiah

PEN
Peruvian Nuevo Sol

RON
Romanian New Leu

RUB
Russian Ruble

TRY
Turkish New Lira

ZAR
South African Rand

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0001W
1-week LIBOR

US0002M
2-month LIBOR

US0003M
3-month LIBOR

US0006M
6-month LIBOR

US0012M
12-month LIBOR

SOFR30A
30-Day Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2021
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$306,874	$—	$306,874
Consumer Staples	—	—	—	—
Materials	—	419,493	—	419,493
Total Common Stock	—	726,367	—	726,367
Preferred Stock	—	331,088	—	331,088
Warrants	—	18,395	—	18,395
Purchased Options	—	2,516,650	—	2,516,650
Corporate Bonds/Notes	—	417,283,740	—	417,283,740
Collateralized Mortgage Obligations	—	583,652,244	1,898,538	585,550,782
Asset-Backed Securities	—	413,445,800	—	413,445,800
Commercial Mortgage-Backed Securities	—	462,968,081	—	462,968,081
Sovereign Bonds	—	116,407,725	—	116,407,725
Convertible Bonds/Notes	—	202,398	—	202,398
U.S. Government Agency Obligations	—	6,227	—	6,227
Bank Loans	—	335,168,212	—	335,168,212
U.S. Treasury Obligations	—	19,514,184	—	19,514,184
Short-Term Investments	123,546,595	10,317,665	—	133,864,260
Total Investments, at fair value	$123,546,595	$2,362,558,776	$1,898,538	$2,488,003,909
Other Financial Instruments+
Centrally Cleared Swaps	—	55,768	—	55,768
Forward Foreign Currency Contracts	—	25,299,825	—	25,299,825
Futures	16,113,908	—	—	16,113,908
Total Assets	$139,660,503	$2,387,914,369	$1,898,538	$2,529,473,410
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(57,174)	$—	$(57,174)
Forward Foreign Currency Contracts	—	(24,107,840)	—	(24,107,840)
Futures	(1,127,690)	—	—	(1,127,690)
Written Options	—	(3,582,206)	—	(3,582,206)
Total Liabilities	$(1,127,690)	$(27,747,220)	$—	$(28,874,910)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

At March 31, 2021, Voya Strategic Income Opportunities Fund held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Covia Specialty Minerals, Inc.	12/31/2020	$372,883	$419,493
		$372,883	$419,493
At March 31, 2021, the following forward foreign currency contracts were outstanding for Voya Strategic Income Opportunities Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN 98,050	USD 4,791	Barclays Bank PLC	04/09/21	$2
MYR 131,109	USD 32,210	Barclays Bank PLC	05/07/21	(552)
USD 22,538,612	EUR 18,595,831	BNP Paribas	04/09/21	728,040
USD 27,946,101	JPY 3,049,366,728	BNP Paribas	04/09/21	404,010
JPY 2,313,060,077	USD 22,138,466	BNP Paribas	04/09/21	(1,246,747)
EUR 17,763,676	USD 21,287,545	BNP Paribas	04/09/21	(452,986)
AUD 22,005,886	USD 16,692,015	BNP Paribas	04/09/21	23,225
AUD 20,264,068	USD 15,668,582	BNP Paribas	04/09/21	(276,394)
USD 21,955,383	NZD 30,487,447	BNP Paribas	04/09/21	663,199
JPY 2,036,538,092	USD 18,550,240	BNP Paribas	04/09/21	(156,087)
GBP 21,702,717	USD 29,691,921	BNP Paribas	04/09/21	228,265
NOK 104,623,973	USD 12,284,856	BNP Paribas	04/09/21	(52,584)
JPY 3,315,351,917	USD 30,459,806	BNP Paribas	04/09/21	(515,319)
USD 10,770,239	JPY 1,172,545,165	BNP Paribas	04/09/21	179,730
AUD 39,825,476	USD 30,961,121	BNP Paribas	04/09/21	(710,470)
NZD 22,636,150	USD 16,119,655	BNP Paribas	04/09/21	(310,753)
NZD 45,608,736	USD 32,737,722	BNP Paribas	04/09/21	(884,955)
USD 38,463,278	GBP 27,836,640	BNP Paribas	04/09/21	86,633
USD 12,668,407	NOK 106,577,657	BNP Paribas	04/09/21	207,716
EUR 57,317,458	USD 68,668,321	BNP Paribas	04/09/21	(1,442,147)
USD 15,732,200	AUD 20,269,535	BNP Paribas	04/09/21	335,858
NOK 132,830,925	USD 15,520,328	BNP Paribas	04/09/21	9,804
EUR 28,738,844	USD 34,623,593	BNP Paribas	04/09/21	(916,542)
NOK 79,644,807	USD 9,511,861	BNP Paribas	04/09/21	(200,066)
JPY 3,010,512,655	USD 27,664,686	BNP Paribas	04/09/21	(473,528)
USD 18,937,374	EUR 15,552,650	BNP Paribas	04/09/21	696,069
NOK 288,427,790	USD 33,964,448	BNP Paribas	04/09/21	(242,471)
USD 38,107,441	CAD 47,697,369	BNP Paribas	04/09/21	152,418
USD 19,238,791	EUR 15,812,792	BNP Paribas	04/09/21	692,374
USD 10,771,942	NZD 14,881,456	BNP Paribas	04/09/21	378,855
USD 19,250,481	AUD 24,888,787	BNP Paribas	04/09/21	345,446
USD 25,483,055	JPY 2,688,029,114	BNP Paribas	04/09/21	1,204,591
NOK 154,194,367	USD 18,149,589	BNP Paribas	04/09/21	(121,718)
CAD 15,265,994	USD 12,088,085	BNP Paribas	04/09/21	59,779
USD 19,030,175	CAD 24,106,113	Brown Brothers Harriman & Co.	04/09/21	(152,184)
JPY 974,424,590	USD 8,988,734	Brown Brothers Harriman & Co.	04/09/21	(187,664)
NOK 51,129,569	USD 5,992,582	Brown Brothers Harriman & Co.	04/09/21	(14,690)
CAD 14,133,438	USD 11,284,408	Brown Brothers Harriman & Co.	04/09/21	(37,771)
CAD 14,663,788	USD 11,757,028	Brown Brothers Harriman & Co.	04/09/21	(88,367)
NOK 37,018,507	USD 4,402,279	Brown Brothers Harriman & Co.	04/09/21	(74,203)
EUR 8,275,498	USD 9,857,905	Brown Brothers Harriman & Co.	04/09/21	(151,787)
USD 12,628,074	NOK 106,445,070	Brown Brothers Harriman & Co.	04/09/21	182,886
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 11,799,807	SEK 98,054,650	Brown Brothers Harriman & Co.	04/09/21	571,599
CAD 35,145,422	USD 28,336,844	Brown Brothers Harriman & Co.	04/09/21	(369,991)
USD 24,332,221	EUR 20,409,753	Brown Brothers Harriman & Co.	04/09/21	394,147
NZD 15,403,841	USD 11,084,173	Brown Brothers Harriman & Co.	04/09/21	(326,256)
GBP 4,632,355	USD 6,453,931	Brown Brothers Harriman & Co.	04/09/21	(67,592)
JPY 1,004,554,285	USD 9,216,847	Brown Brothers Harriman & Co.	04/09/21	(143,643)
AUD 41,481,840	USD 32,192,189	Brown Brothers Harriman & Co.	04/09/21	(683,397)
USD 11,482,358	NOK 96,828,290	Brown Brothers Harriman & Co.	04/09/21	161,530
USD 12,753,009	CAD 15,972,072	Brown Brothers Harriman & Co.	04/09/21	43,285
AUD 11,879,776	USD 9,203,013	Brown Brothers Harriman & Co.	04/09/21	(179,368)
JPY 994,964,971	USD 9,182,879	Brown Brothers Harriman & Co.	04/09/21	(196,287)
USD 15,185,454	JPY 1,603,740,400	Brown Brothers Harriman & Co.	04/09/21	700,360
USD 15,637,052	SEK 129,851,155	Brown Brothers Harriman & Co.	04/09/21	767,836
USD 9,344,936	NOK 79,862,825	Brown Brothers Harriman & Co.	04/09/21	7,652
EUR 15,890,846	USD 18,838,742	Brown Brothers Harriman & Co.	04/09/21	(200,776)
USD 6,546,767	NZD 9,148,654	Brown Brothers Harriman & Co.	04/09/21	157,423
USD 14,072,112	NOK 119,120,826	Brown Brothers Harriman & Co.	04/09/21	144,919
USD 16,444,197	NOK 141,120,016	Brown Brothers Harriman & Co.	04/09/21	(55,066)
USD 5,760,332	NOK 48,658,842	Brown Brothers Harriman & Co.	04/09/21	71,309
USD 15,638,083	GBP 11,254,322	Brown Brothers Harriman & Co.	04/09/21	122,449
USD 5,581,335	SEK 47,196,660	Brown Brothers Harriman & Co.	04/09/21	176,860
USD 12,327,931	CAD 15,681,115	Brown Brothers Harriman & Co.	04/09/21	(150,265)
AUD 6,006,476	USD 4,632,219	Brown Brothers Harriman & Co.	04/09/21	(69,817)
USD 19,330,737	EUR 15,992,972	Brown Brothers Harriman & Co.	04/09/21	572,991
AUD 5,760,776	USD 4,588,815	Brown Brothers Harriman & Co.	04/09/21	(213,043)
USD 5,335,091	MXN 107,541,866	Brown Brothers Harriman & Co.	04/09/21	77,605
USD 14,694,393	CAD 18,659,498	Brown Brothers Harriman & Co.	04/09/21	(153,841)
CHF 7,813,067	USD 8,719,474	Brown Brothers Harriman & Co.	04/09/21	(451,417)
NOK 122,987,717	USD 14,477,218	Brown Brothers Harriman & Co.	04/09/21	(97,921)
USD 13,013,695	EUR 10,717,979	Brown Brothers Harriman & Co.	04/09/21	442,853
CAD 14,294,985	USD 11,332,203	Brown Brothers Harriman & Co.	04/09/21	42,984
USD 29,377,145	CAD 37,237,294	Citibank N.A.	04/09/21	(254,308)
USD 131,370	BRL 714,325	Citibank N.A.	04/09/21	4,514
USD 18,510,760	EUR 15,213,871	Citibank N.A.	04/09/21	666,802
USD 45,477,012	NZD 63,482,131	Citibank N.A.	04/09/21	1,141,611
CAD 14,070,255	USD 10,998,350	Citibank N.A.	04/09/21	198,009
USD 902,892	COP 3,247,800,328	Citibank N.A.	04/09/21	16,012
NZD 19,937,359	USD 14,335,087	Citibank N.A.	04/09/21	(410,998)
USD 20,628,028	NOK 178,350,961	Citibank N.A.	04/09/21	(224,148)
USD 22,591,866	NOK 192,019,564	Citibank N.A.	04/09/21	141,604
GBP 8,993,387	USD 12,606,763	Citibank N.A.	04/09/21	(208,139)
USD 19,667,234	GBP 14,144,408	Citibank N.A.	04/09/21	167,218
USD 15,385,839	NOK 130,221,129	Citibank N.A.	04/09/21	160,837
RUB 42,938,317	USD 574,466	Citibank N.A.	05/07/21	(8,743)
NOK 63,064,505	USD 7,299,954	Deutsche Bank AG	04/09/21	73,329
CLP 1,235,317	USD 1,667	Goldman Sachs International	04/09/21	48
USD 1,499,603	PEN 5,439,196	Goldman Sachs International	04/09/21	46,632
USD 5,637,264	ZAR 84,569,287	Goldman Sachs International	05/07/21	(64,979)
USD 1,492,377	PEN 5,439,196	HSBC Bank USA N.A.	04/09/21	39,406
USD 2,074	ZAR 31,524	HSBC Bank USA N.A.	05/07/21	(51)
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY 37,884,279	USD 5,015,824	HSBC Bank USA N.A.	05/07/21	(545,836)
USD 11,722,225	TRY 89,762,320	HSBC Bank USA N.A.	05/07/21	1,131,117
HUF 655,795	USD 2,172	HSBC Bank USA N.A.	05/07/21	(50)
CLP 3,855,333,422	USD 5,239,791	JPMorgan Chase Bank N.A.	04/09/21	111,863
USD 1,559,981	RON 6,334,061	JPMorgan Chase Bank N.A.	05/07/21	52,860
USD 6,701,214	RUB 498,854,347	JPMorgan Chase Bank N.A.	05/07/21	128,681
USD 1,560,173	RON 6,334,061	JPMorgan Chase Bank N.A.	05/07/21	53,052
USD 388	ILS 1,277	JPMorgan Chase Bank N.A.	05/07/21	6
USD 3,442,145	TRY 28,768,492	JPMorgan Chase Bank N.A.	05/07/21	47,734
USD 1,560,189	RON 6,334,061	JPMorgan Chase Bank N.A.	05/07/21	53,068
USD 1,560,089	RON 6,334,061	JPMorgan Chase Bank N.A.	05/07/21	52,968
USD 19,516,705	NOK 166,847,339	Morgan Stanley Capital Services LLC	04/09/21	9,493
GBP 7,880,561	USD 10,821,569	Morgan Stanley Capital Services LLC	04/09/21	42,870
USD 4,374,858	JPY 462,924,329	Morgan Stanley Capital Services LLC	04/09/21	193,694
GBP 4,731,864	USD 6,613,840	Morgan Stanley Capital Services LLC	04/09/21	(90,313)
USD 14,584,125	AUD 18,811,539	Morgan Stanley Capital Services LLC	04/09/21	295,249
EUR 1,421,443	USD 1,694,372	Morgan Stanley Capital Services LLC	04/09/21	(27,198)
USD 12,282,187	NZD 17,198,378	Morgan Stanley Capital Services LLC	04/09/21	270,981
USD 18,308,214	NOK 156,641,194	Morgan Stanley Capital Services LLC	04/09/21	(5,732)
USD 5,853,785	NOK 49,394,957	Morgan Stanley Capital Services LLC	04/09/21	78,698
CZK 42,445	USD 1,955	Morgan Stanley Capital Services LLC	05/07/21	(48)
USD 190,791	PLN 716,080	Morgan Stanley Capital Services LLC	05/07/21	9,564
USD 9,280,682	JPY 1,009,586,872	Standard Chartered Bank	04/09/21	162,023
USD 10,848,596	GBP 7,871,722	Standard Chartered Bank	04/09/21	(3,658)
NZD 16,072,311	USD 11,224,822	Standard Chartered Bank	04/09/21	(51)
USD 6,922,615	AUD 8,802,969	Standard Chartered Bank	04/09/21	236,052
USD 11,006,688	GBP 7,898,113	Standard Chartered Bank	04/09/21	118,051
MXN 107,269,635	USD 5,239,791	Standard Chartered Bank	04/09/21	4,385
GBP 6,641,337	USD 9,262,148	Standard Chartered Bank	04/09/21	(106,150)
USD 15,574,147	AUD 20,574,831	Standard Chartered Bank	04/09/21	(54,091)
USD 11,354,481	JPY 1,193,300,932	Standard Chartered Bank	04/09/21	576,505
USD 1,492,194	PEN 5,439,196	Standard Chartered Bank	04/09/21	39,223
USD 6,111,506	IDR 88,115,696,084	Standard Chartered Bank	05/07/21	92,940
THB 122,156	USD 4,026	Standard Chartered Bank	05/07/21	(118)
USD 419	PHP 20,502	Standard Chartered Bank	05/07/21	(2)
CAD 16,318,420	USD 12,721,371	State Street Bank and Trust Co.	04/09/21	263,958
CAD 15,671,648	USD 12,450,549	State Street Bank and Trust Co.	04/09/21	20,113
USD 10,964,512	NZD 15,166,619	State Street Bank and Trust Co.	04/09/21	372,269
EUR 7,964,367	USD 9,602,486	State Street Bank and Trust Co.	04/09/21	(261,285)
JPY 1,266,038,160	USD 11,867,639	State Street Bank and Trust Co.	04/09/21	(432,695)
CAD 14,878,725	USD 11,757,685	State Street Bank and Trust Co.	04/09/21	82,011
USD 12,743,849	EUR 10,560,843	State Street Bank and Trust Co.	04/09/21	357,307
GBP 8,329,772	USD 11,449,204	State Street Bank and Trust Co.	04/09/21	34,535
CHF 9,800,142	USD 11,003,706	State Street Bank and Trust Co.	04/09/21	(632,859)
USD 11,192,264	NZD 15,458,644	State Street Bank and Trust Co.	04/09/21	396,073
USD 12,711,351	EUR 10,466,492	State Street Bank and Trust Co.	04/09/21	435,471
AUD 16,184,701	USD 12,553,639	State Street Bank and Trust Co.	04/09/21	(260,057)
USD 34,287,719	CHF 30,680,737	State Street Bank and Trust Co.	04/09/21	1,820,308
USD 8,353,076	EUR 6,900,789	State Street Bank and Trust Co.	04/09/21	259,318
NZD 34,248,972	USD 24,742,495	State Street Bank and Trust Co.	04/09/21	(823,293)
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD 5,424,680	USD 4,216,480	State Street Bank and Trust Co.	04/09/21	(95,999)
JPY 660,401,221	USD 6,256,851	State Street Bank and Trust Co.	04/09/21	(292,062)
USD 11,798,488	AUD 14,904,326	State Street Bank and Trust Co.	04/09/21	477,454
NZD 24,278,439	USD 17,779,611	State Street Bank and Trust Co.	04/09/21	(823,748)
USD 12,716,486	CAD 16,005,530	State Street Bank and Trust Co.	04/09/21	(19,861)
NZD 20,567,410	USD 15,113,011	State Street Bank and Trust Co.	04/09/21	(748,900)
NOK 238,586,254	USD 28,276,522	State Street Bank and Trust Co.	04/09/21	(381,845)
GBP 6,571,195	USD 9,292,097	State Street Bank and Trust Co.	04/09/21	(232,799)
CHF 15,942,565	USD 17,626,652	State Street Bank and Trust Co.	04/09/21	(755,682)
USD 4,933,132	JPY 525,428,478	State Street Bank and Trust Co.	04/09/21	187,426
USD 4,818,881	JPY 514,558,992	State Street Bank and Trust Co.	04/09/21	171,349
USD 7,521,587	AUD 9,850,695	State Street Bank and Trust Co.	04/09/21	39,192
USD 25,133,443	CAD 31,704,773	State Street Bank and Trust Co.	04/09/21	(95,525)
USD 10,990,807	NZD 15,330,391	State Street Bank and Trust Co.	04/09/21	284,187
AUD 14,436,914	USD 11,191,627	State Street Bank and Trust Co.	04/09/21	(225,630)
USD 8,208,144	AUD 10,797,848	State Street Bank and Trust Co.	04/09/21	6,310
USD 7,651,817	GBP 5,618,703	State Street Bank and Trust Co.	04/09/21	(94,339)
SEK 180,036,808	USD 21,348,266	State Street Bank and Trust Co.	04/09/21	(732,306)
USD 21,882,952	CAD 27,942,208	State Street Bank and Trust Co.	04/09/21	(351,967)
SEK 95,606,839	USD 11,423,955	State Street Bank and Trust Co.	04/09/21	(476,046)
NOK 151,567,814	USD 17,559,440	State Street Bank and Trust Co.	04/09/21	161,344
CHF 3,585,188	USD 3,993,717	State Street Bank and Trust Co.	04/09/21	(199,747)
CAD 20,693,249	USD 16,085,307	State Street Bank and Trust Co.	04/09/21	381,277
USD 18,735,571	AUD 23,660,553	State Street Bank and Trust Co.	04/09/21	763,479
CHF 14,608,877	USD 16,265,913	State Street Bank and Trust Co.	04/09/21	(806,297)
USD 20,757,265	JPY 2,239,556,742	State Street Bank and Trust Co.	04/09/21	529,434
AUD 8,369,224	USD 6,464,164	State Street Bank and Trust Co.	04/09/21	(107,065)
USD 7,044,803	AUD 9,216,430	State Street Bank and Trust Co.	04/09/21	44,184
JPY 1,097,902,741	USD 10,083,058	State Street Bank and Trust Co.	04/09/21	(166,725)
USD 7,910,294	AUD 10,246,827	State Street Bank and Trust Co.	04/09/21	127,005
CAD 15,180,662	USD 12,019,337	State Street Bank and Trust Co.	04/09/21	60,624
EUR 8,741,662	USD 10,430,796	State Street Bank and Trust Co.	04/09/21	(177,926)
JPY 999,435,450	USD 9,220,880	State Street Bank and Trust Co.	04/09/21	(193,910)
GBP 7,760,081	USD 10,860,426	State Street Bank and Trust Co.	04/09/21	(162,085)
USD 20,269,831	CHF 18,824,600	State Street Bank and Trust Co.	04/09/21	348,991
USD 10,817,525	GBP 7,765,412	State Street Bank and Trust Co.	04/09/21	111,834
NZD 14,569,002	USD 10,459,015	State Street Bank and Trust Co.	04/09/21	(284,143)
GBP 7,776,157	USD 10,857,191	State Street Bank and Trust Co.	04/09/21	(136,687)
USD 9,090,948	NOK 77,449,407	State Street Bank and Trust Co.	04/09/21	35,832
USD 13,050,102	CAD 16,303,383	State Street Bank and Trust Co.	04/09/21	76,739
GBP 8,221,611	USD 11,397,306	State Street Bank and Trust Co.	04/09/21	(62,682)
USD 11,073,073	NZD 15,855,669	State Street Bank and Trust Co.	04/09/21	(397)
				$1,191,985

At March 31, 2021, the following futures contracts were outstanding for Voya Strategic Income Opportunities Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	1,104	06/30/21	$243,682,125	$(250,604)
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 5-Year Note	1,459	06/30/21	180,038,321	(877,086)
			$423,720,446	$(1,127,690)
Short Contracts:
U.S. Treasury 10-Year Note	(1,348)	06/21/21	(176,503,750)	4,578,369
U.S. Treasury Long Bond	(356)	06/21/21	(55,035,375)	2,086,904
U.S. Treasury Ultra 10-Year Note	(2,238)	06/21/21	(321,572,625)	7,964,986
U.S. Treasury Ultra Long Bond	(173)	06/21/21	(31,350,844)	1,483,649
			$(584,462,594)	$16,113,908

At March 31, 2021, the following centrally cleared credit default swaps were outstanding for Voya Strategic Income Opportunities Fund:
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
Prudential Financial Inc. 3.50%, due 05/15/2024	Buy	(1.000)	12/20/24	USD15,120,000	$(328,903)	$3,979
					$(328,903)	$3,979

(1)
If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At March 31, 2021, the following centrally cleared interest rate swaps were outstanding for Voya Strategic Income Opportunities Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.655%	Semi-Annual	04/21/31	USD 2,989,000	$(37,675)	$(37,675)
Pay	3-month USD-LIBOR	Quarterly	1.715	Semi-Annual	04/21/31	USD 2,622,000	(18,237)	(18,237)
Receive	3-month USD-LIBOR	Quarterly	1.709	Semi-Annual	04/21/31	USD 3,085,000	22,942	22,942
Receive	3-month USD-LIBOR	Quarterly	1.729	Semi-Annual	04/21/31	USD 2,580,000	14,364	14,364
Receive	3-month USD-LIBOR	Quarterly	1.751	Semi-Annual	04/21/31	USD 2,828,000	9,979	9,979
Receive	3-month USD-LIBOR	Quarterly	1.770	Semi-Annual	04/21/31	USD 2,610,000	4,504	4,504
Receive	3-month USD-LIBOR	Quarterly	1.783	Semi-Annual	04/21/31	USD 2,580,000	(1,262)	(1,262)
							$(5,385)	$(5,385)
At March 31, 2021, the following OTC purchased credit default swaptions were outstanding for Voya Strategic Income Opportunities Fund:
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

Description	Counterparty	Reference Entity(1)	Fixed Rate	Pay/ Receive Financing Rate	Strike Price	Expiration Date	Notional Amount	Cost	Fair Value
Put on 5-Year Credit Default Swap	JPMorgan Chase Bank N.A.	CDX North American High Yield Index, Series 35, Version 1	5.000%	Pay	105.500%	05/19/21	USD 61,418,000	$473,199	$196,110
								$473,199	$196,110
At March 31, 2021, the following OTC purchased foreign currency options were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call USD vs. Put AUD	Citibank N.A.	06/16/21	0.747USD	198,175,000	$1,831,923	$2,320,540
					$1,831,923	$2,320,540
At March 31, 2021, the following OTC written foreign currency options were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call USD vs. Put AUD	Citibank N.A.	04/15/21	0.768USD	112,328,000	$930,336	$(2,078,704)
					$930,336	$(2,078,704)
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

At March 31, 2021, the following OTC written interest rate swaptions were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(2)	BNP Paribas	Pay	1.660%	3-month USD-LIBOR	04/19/21	USD15,891,000	$144,211	$(36,846)
Call on 10-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Pay	1.740%	3-month USD-LIBOR	09/23/21	USD62,040,000	399,076	(299,381)
Call on 30-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Pay	2.200%	3-month USD-LIBOR	04/28/21	USD6,154,000	133,234	(122,230)
Put on 10-Year Interest Rate Swap(3)	BNP Paribas	Receive	1.660%	3-month USD-LIBOR	04/19/21	USD15,891,000	144,211	(229,117)
Put on 10-Year Interest Rate Swap(3)	Morgan Stanley Capital Services LLC	Receive	2.740%	3-month USD-LIBOR	09/23/21	USD62,040,000	692,828	(688,632)
Put on 30-Year Interest Rate Swap(3)	Morgan Stanley Capital Services LLC	Receive	2.200%	3-month USD-LIBOR	04/28/21	USD6,154,000	133,234	(127,296)
							$1,646,794	$(1,503,502)

(1)
Payments received quarterly.

(2)
Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.

(3)
Fund receives the exercise rate semi-annually and pays the floating rate index quarterly.

Currency Abbreviations
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
GBP – British Pound
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
JPY – Japanese Yen
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
SEK – Swedish Krona
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$2,320,540
Credit contracts	Investments in securities at value*	196,110
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	25,299,825
Interest rate contracts	Variation margin receivable on futures contracts**	16,113,908
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	51,789
Credit contracts	Variation margin receivable on centrally cleared swaps**	3,979
Total Asset Derivatives		$43,986,151
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$24,107,840
Interest rate contracts	Variation margin payable on futures contracts**	1,127,690
Interest rate contracts	Variation margin payable on centrally cleared swaps**	57,174
Interest rate contracts	Written options, at fair value	1,503,502
Foreign exchange contracts	Written options, at fair value	2,078,704
Total Liability Derivatives		$28,874,910

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$8,208,277	$184,181	$8,392,458
Equity contracts	(1,905,107)	—	(76,880)	—	—	(1,981,987)
Foreign exchange contracts	(12,411,327)	2,522,985	—	—	4,261,759	(5,626,583)
Interest rate contracts	(230,132)	—	26,087,736	(7,714,145)	6,177,285	24,320,744
Total	$(14,546,566)	$2,522,985	$26,010,856	$494,132	$10,623,225	$25,104,632
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currencycontracts	Futures	Swaps	Written options	Total
Credit contracts	$(277,089)	$—	$—	$(12,048,937)	$—	$(12,326,026)
Foreign exchange contracts	(789,424)	(6,271,724)	—	—	2,845,441	(4,215,707)
Interest rate contracts	—	—	14,986,218	299,677	143,292	15,429,187
Total	$(1,066,513)	$(6,271,724)	$14,986,218	$(11,749,260)	$2,988,733	$(1,112,546)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2021:
See Accompanying Notes to Financial Statements

Voya Strategic Income	PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2021 (continued)

	Barclays Bank PLC	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	State Street Bank and Trust Co.	Totals
Assets:
Purchased options	$—	$—	$—	$2,320,540	$—	$—	$—	$196,110	$—	$—	$—	$2,516,650
Forward foreign currency contracts	2	6,396,012	4,638,688	2,496,607	73,329	46,680	1,170,523	500,232	900,549	1,229,179	7,848,024	25,299,825
Total Assets	$2	$6,396,012	$4,638,688	$4,817,147	$73,329	$46,680	$1,170,523	$696,342	$900,549	$1,229,179	$7,848,024	$27,816,475
Liabilities:
Forward foreign currency contracts	$552	$8,002,767	$4,065,346	$1,106,336	$—	$64,979	$545,937	$—	$123,291	$164,070	$10,034,562	$24,107,840
Written options	—	265,963	—	2,078,704	—	—	—	—	1,237,539	—	—	3,582,206
Total Liabilities	$552	$8,268,730	$4,065,346	$3,185,040	$—	$64,979	$545,937	$—	$1,360,830	$164,070	$10,034,562	$27,690,046
Net OTC derivative instruments by counterparty, at fair value	$(550)	$(1,872,718)	$573,342	$1,632,107	$73,329	$(18,299)	$624,586	$696,342	$(460,281)	$1,065,109	$(2,186,538)	$126,429
Total cash collateral pledged by the Fund/(Received from counterparty)	$—	$990,000	$—	$(1,632,107)	$—	$—	$(530,000)	$(696,342)	$—	$(970,000)	$2,186,538	$(651,911)
Net Exposure(1)(2)	$(550)	$(882,718)	$573,342	$—	$73,329	$(18,299)	$94,586	$—	$(460,281)	$95,109	$—	$(525,482)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At March 31, 2021, the Fund had pledged $2,430,000 in cash collateral to State Street Bank and Trust Co. In addition, the Fund had received $1,750,000, $790,000 and $760,000 in cash collateral from Citibank N.A., JPMorgan Chase Bank N.A. and Morgan Stanley Capital Services LLC, respectively. Excess cash collateral is not shown for financial reporting purposes.

At March 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $2,497,220,120.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$87,942,988
Gross Unrealized Depreciation	(84,173,511)
Net Unrealized Appreciation	$3,769,477
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2021 were as follows:
Fund Name	Type	Per Share Amount
Voya GNMA Income Fund
Class A	NII	$0.1448
Class C	NII	$0.0798
Class I	NII	$0.1707
Class P(1)	NII	$0.1707
Class R6(2)	NII	$0.0873
Class W	NII	$0.1666
All Classes	ROC	$0.0276
Voya High Yield Bond Fund
Class A	NII	$0.3776
Class C	NII	$0.3199
Class I	NII	$0.4039
Class P	NII	$0.4556
Class P3	NII	$0.4606
Class R	NII	$0.3589
Class R6	NII	$0.4097
Class W	NII	$0.3978
All Classes	ROC	$0.0186
Voya Intermediate Bond Fund
Class A	NII	$0.2882
Class C	NII	$0.2084
Class I	NII	$0.3218
Class P3	NII	$0.3591
Class R	NII	$0.2620
Class R6	NII	$0.3263
Fund Name	Type	Per Share Amount
Voya Intermediate Bond Fund (continued)
Class W	NII	$0.3143
All Classes	STCG	$0.1397
All Classes	LTCG	$0.0274
All Classes	ROC	$0.0312
Voya Short Term Bond Fund
Class A	NII	$0.1659
Class C	NII	$0.0918
Class I	NII	$0.1955
Class P2	NII	$0.2461
Class P3	NII	$0.2456
Class R	NII	$0.1418
Class R6	NII	$0.1985
Class W	NII	$0.1912
All Classes	ROC	$0.0206
Voya Strategic Income Opportunities Fund
Class A	NII	$0.2984
Class C	NII	$0.2211
Class I	NII	$0.3338
Class P	NII	$0.3867
Class R	NII	$0.2714
Class R6	NII	$0.3384
Class W	NII	$0.3219
All Classes	ROC	$0.0523

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
ROC – Return of capital
(1)
Commenced operations on May 22, 2020.

(2)
Commenced operations on July 31, 2020.

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:
Voya GNMA Income Fund	100.00%
Voya High Yield Bond Fund	99.44%
Voya Intermediate Bond Fund	99.28%
Voya Short Term Bond Fund	99.73%
Voya Strategic Income Opportunities Fund	99.74%
The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Intermediate Bond Fund	100.00%

TAX INFORMATION (Unaudited) (continued)

The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Intermediate Bond Fund	$26,007,065
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	132	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	132	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	132	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Trustee	August 2015 – Present	Retired.	132	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	132	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	132	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015 – Present	Retired.	132	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	132	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2021.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2021); Vice President, Mutual Fund Compliance (March 2014 – June 2016).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	October 2000 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 19, 2020, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the management and sub-advisory contracts, and who are not “interested persons” of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund, each a series of the Trust (the “Funds”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Funds, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2021.
In addition to the Board meeting on November 19, 2020, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for each Voya fund, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Funds do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. The Board also considered the impact of fee waiver and expense reimbursement arrangements in instances where a share class of a Fund is operating such that its expense ratio is below the expense limit applicable to that share class. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

from a Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. The Board also considered the extent to which the Manager currently waives management fees and/or reimburses a Fund for other Fund-level expenses at different rates for different share classes (“Differential Fee Waiver”), including the basis for the Manager’s determination that any Differential Fee Waiver does not and will not result in any cross-subsidization by one share class of another share class. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving each Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding each Fund’s more recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya GNMA Income Fund
In considering whether to approve the renewal of the Contracts for Voya GNMA Income Fund, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Fund is ranked in the second quintile of its Morningstar category for the five-year and ten-year periods, the fourth quintile for the year-to-date and three-year periods, and the fifth quintile for the one-year period; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Fund’s performance during certain periods; (2) changes to the Fund’s portfolio management team in December 2019; and (3) its expectation that performance will improve.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as a result of the Board’s request during the 2019 annual contract renewal cycle, the Fund’s contractual management fee rates and expense limits were reduced, effective January 1, 2020 and (2) management’s representations regarding its belief that the Fund’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya High Yield Bond Fund
In considering whether to approve the renewal of the Contracts for Voya High Yield Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Fund is ranked in the first quintile of its Morningstar category for the five-year and ten-year periods, and the second quintile for the year-to-date, one-year and three-year periods; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Fund’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Intermediate Bond Fund
In considering whether to approve the renewal of the Contracts for Voya Intermediate Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Fund is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Short Term Bond Fund
In considering whether to approve the renewal of the Contracts for Voya Short Term Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Fund is ranked in the fourth quintile for all periods presented; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the
Board took into account management’s representations regarding the competitiveness of the Fund’s performance during certain periods prior to the increased market volatility that accompanied the COVID-19 pandemic.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Strategic Income Opportunities Fund
In considering whether to approve the renewal of the Contracts for Voya Strategic Income Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Fund is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the fourth quintile for the year-to-date and one-year periods; and (2) the Fund outperformed its primary benchmark for the five-year period and underperformed for the year-to-date, one-year and three-year periods.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163059         (0321-052521)

Annual Report
March 31, 2021
Voya Government Money Market Fund
Classes A, C, I, and W
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.
Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will achieve its investment objective. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

President’s Letter

Tracing the Outlines of a Better Future
Dear Shareholder,
The year 2020 will be remembered for generations — for the sheer magnitude of the changes to our daily lives, for the illness and loss of life, for scientific research and development breakthroughs; and for the dedication of the essential healthcare professionals and hospital staffs who worked tirelessly to help the victims of the COVID-19 pandemic. Their heroic efforts have been profoundly beneficial to all of humanity. Financial historians will look back at 2020 through a different lens: one that views the scope, swiftness and size of the fiscal and monetary stimulus that was brought to bear against the pandemic. In the future, it will be the year against which all economic crises, financial collapses and recessions will be measured.
Reflecting on these perspectives, we feel fortunate to stand here now, looking back on the twelve months of this reporting period that began with the emergence of the COVID-19 pandemic. After months of fear and tumult, we are making progress against the virus and there are signs that the global economy is beginning to recover; though there is still a long way to go, we now can trace the outlines of a post-COVID-19 world.
In our view, the outlook for U.S. economic growth in 2021 continues to strengthen. Vaccinations are accelerating, economic mobility and activity are broadening and support from government is unflagging. Significant savings built up throughout the pandemic, coupled with massive fiscal stimulus and more coming, have ignited a consumption boom that we believe is in the early innings. Measures of inflation expectations were little changed to lower since April. It would not surprise us to see inflation continue to rise, but we believe that any sizable increases in inflation will be transitory. Global interest rates appear likely to go higher, in our view. In our opinion, the global economy should also experience higher than normal growth, but there is more uncertainty around this, as vaccination progress varies considerably across countries and is rising in pockets. As a result, we believe that the global recovery is likely to be uneven; nevertheless, we believe the overall trajectory is up, which is a positive for stocks.
Of course there are still uncertainties, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your financial advisor before making any changes to your portfolio.
We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
April 15, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Portfolio Managers’ Report	Voya Government Money Market Fund

Investment Type Allocation as of March 31, 2021 (as a percentage of net assets)

U.S. Treasury Repurchase Agreement	35.7%
U.S. Government Agency Debt	18.9%
U.S. Treasury Debt	17.8%
Investment Companies	9.8%
Assets in Excess of Other Liabilities	17.8%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance Update: Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Fund during the period. Maximizing the yield and the total return of the Fund remained a secondary objective.
The Fund has waived fees in order to maintain a zero or positive yield as have other money market funds. The Fund was able to realize some capital gains by primarily buying longer-term new issue Treasury Bills and selling them after yields declined to market levels over time. These gains were distributed to the shareholders and allowed the Fund to increase the total return over its yield. The Fund continued to maintain an exposure to floating rate money market securities, shifting out of floaters tied to three-month London interbank offered rate (“LIBOR”) or one-month LIBOR, and into floaters tied to one-day secured overnight financing rate (“SOFR”), as the market prepares for LIBOR to be replaced by SOFR. These floating rate securities added limited incremental yield over repurchase agreement (“repo”) and other shorter-term securities.
Portfolio Specifics: The one-year period ending on March 31, 2021 can be summed up by the COVID-19 pandemic and the response from the Federal Open Market Committee (“FOMC”), the Federal Reserve (“Fed”), the U.S. Treasury and the U.S. Government to its impact on the markets and the economy. On March 3rd of last year, and prior to their regularly scheduled meeting on March 15th, the FOMC lowered the federal funds rate by 0.50% to a range of 1.00% to 1.25%. They took that action in light of the risks posed to economic activity by the COVID-19 virus despite the current strong economy and low level of unemployment. The FOMC again lowered the federal funds rate by another 1% at the March 15th meeting, to a range of 0% to 0.25%. The FOMC indicated that global financial conditions had been significantly affected by the coronavirus. In addition, the Fed also agreed to purchase $500 billion of U.S. Treasury securities and $200 billion of mortgage-backed securities (“MBS”) and expand overnight and term repo operations. The Fed and U.S. Treasury were forced to institute various programs in order to stabilize the markets, provide liquidity and support the smooth operations of the various markets. The U.S. Government instituted multiple stimulus programs to lessen the impact of the coronavirus on the U.S. economy. The federal funds rate has remained at 0% to 0.25% range for the entire one-year period; the Fed continues to purchase U.S. Treasury securities and MBS, as well as reinvest maturities and paydowns on a monthly basis as the coronavirus continued to have a major impact on the U.S. and global economies. Money market rates of securities purchased by the Fund as well as other money market funds declined in direct response to the FOMC actions and remained anchored at or near zero.
Current Strategy & Outlook: Looking ahead we expect that the U.S. economy and employment will take a significant amount of time to fully recover, as the effects from the coronavirus continue well into 2021, the vaccine rollout takes time and we believe additional stimulus is needed to bridge the gap. We do expect that the economy will experience a significant recovery later this year as compared to year-ago numbers but not enough to get the FOMC to raise rates. The FOMC has indicated that they expect to hold rates at the current level until at least 2023 based on their dot plot estimates of the federal funds rate. We do not envision a scenario where the FOMC will be in a position to raise rates in the upcoming year. Any increases in short-term money market rates would be viewed as temporary and an opportunity to add a few basis points of yield or the ability to capture some capital gains. We will otherwise maintain a shorter weighted average maturity, an exposure to floating rate securities and look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasuries and agency securities.
Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
2

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended March 31, 2021**	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended March 31, 2021**
Class A	$1,000.00	$1,000.20	0.11%	$0.55	$1,000.00	$1,024.38	0.11%	$0.56
Class C	1,000.00	1,000.20	0.11	0.55	1,000.00	1,024.38	0.11	0.56
Class I	1,000.00	1,000.20	0.11	0.55	1,000.00	1,024.38	0.11	0.56
Class W	1,000.00	1,000.20	0.11	0.55	1,000.00	1,024.38	0.11	0.56

*
The annualized expense ratios reflect waivers of 0.30%, 1.30%, 0.30% and 0.30% of management, distribution and shareholder servicing fees for Classes A, C, I and W, respectively, in order to maintain a net yield of not less than zero (Note 4).

**
Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Government Money Market Fund and the Board of Directors of Voya Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Government Money Market Fund (the “Fund”) (one of the funds constituting Voya Funds Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2021, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Funds Trust) at March 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the three-year period ended March 31, 2019, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
May 26, 2021
4

statement of assets and liabilities as of March 31, 2021

ASSETS:
Short-term investments at amortized cost	$95,294,164
Repurchase agreements	73,035,000
Cash	902
Receivables:
Investment securities sold	46,197,735
Fund shares sold	50,706
Dividends	584
Interest	40,122
Prepaid expenses	38,126
Reimbursement due from Investment Adviser	47,823
Other assets	25,637
Total assets	214,730,799
LIABILITIES:
Payable for investment securities purchased	4,999,716
Payable for fund shares redeemed	4,775,216
Payable for investment management fees	187
Payable to trustees under the deferred compensation plan (Note 5)	25,637
Payable for trustee fees	7,183
Other accrued expenses and liabilities	148,130
Total liabilities	9,956,069
NET ASSETS	$204,774,730
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$204,790,021
Total distributable loss	(15,291)
NET ASSETS	$204,774,730
See Accompanying Notes to Financial Statements
5

statement of assets and liabilities as of March 31, 2021 (continued)

Class A
Net assets	$156,808,342
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	156,799,875
Net asset value and redemption price per share†	$1.00
Class C
Net assets	$2,320,810
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	2,320,693
Net asset value and redemption price per share†	$1.00
Class I
Net assets	$45,259,893
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	45,257,570
Net asset value and redemption price per share	$1.00
Class W
Net assets	$385,685
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	385,665
Net asset value and redemption price per share	$1.00

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
6

STATEMENT OF OPERATIONS for the year ended March 31, 2021

INVESTMENT INCOME:
Dividends	$10,682
Interest	237,676
Total investment income	248,358
EXPENSES:
Investment management fees	767,246
Distribution and shareholder service fees:
Class C	26,786
Transfer agent fees:
Class A	388,210
Class C	6,099
Class I	53,988
Class W	808
Shareholder reporting expense	22,000
Registration fees	117,882
Professional fees	36,648
Custody and accounting expense	18,820
Trustee fees	7,885
Miscellaneous expense	16,241
Total expenses	1,462,613
Waived and reimbursed fees	(1,233,683)
Net expenses	228,930
Net investment income	19,428
REALIZED GAIN (LOSS):
Net realized gain on investments	56,235
Increase in net assets resulting from operations	$75,663
See Accompanying Notes to Financial Statements
7

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
FROM OPERATIONS:
Net investment income	$19,428	$3,057,399
Net realized gain	56,235	175,153
Increase in net assets resulting from operations	75,663	3,232,552
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(61,749)	(2,459,516)
Class C	(892)	(23,967)
Class I	(15,624)	(705,499)
Class L(1)	—	(12,802)
Class O(2)	—	(14,204)
Class W	(118)	(3,796)
Total distributions	(78,383)	(3,219,784)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	984,320,378	1,084,467,447
Reinvestment of distributions	77,989	3,203,375
	984,398,367	1,087,670,822
Cost of shares redeemed	(988,549,408)	(1,082,433,841)
Net increase (decrease) in net assets resulting from capital share transactions	(4,151,041)	5,236,981
Net increase (decrease) in net assets	(4,153,761)	5,249,749
NET ASSETS:
Beginning of year or period	208,928,491	203,678,742
End of year or period	$204,774,730	$208,928,491

(1)
Class L converted to Class A on November 22, 2019.

(2)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
8

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-21	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.04	0.68	0.11(4)	0.11	0.01	156,808	—
03-31-20	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.61	0.63	0.41(5)	0.41	1.49	161,828	—
03-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.76	0.57	0.40	0.40	1.75	157,178	—
03-31-18	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.53	0.69	0.64	0.64	0.50	155,574	—
03-31-17	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.74	0.46(6)	0.46	0.00*	138,169	—
Class C
03-31-21	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.03	1.68	0.11(4)	0.11	0.01	2,321	—
03-31-20	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.65	1.63	1.41(5)	1.41	0.56	2,870	—
03-31-19	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.75	1.57	1.40	1.40	0.74	4,256	—
03-31-18	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.06	1.69	1.15(7)	1.15	0.02	4,054	—
03-31-17	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.08	1.74	0.46(6)	0.46	(0.00)*	2,410	—
Class I
03-31-21	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.03	0.57	0.11(4)	0.11	0.01	45,260	—
03-31-20	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.63	0.61	0.41(5)	0.41	1.53	43,994	—
03-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.76	0.57	0.40	0.40	1.72	39,581	—
03-31-18	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.53	0.69	0.64	0.64	0.50	39,617	—
03-31-17	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.74	0.46(6)	0.46	0.00*	39,955	—
Class W
03-31-21	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.04	0.68	0.11(4)	0.11	0.01	386	—
03-31-20	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.61	0.63	0.41(5)	0.41	1.52	236	—
03-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.76	0.57	0.40	0.40	1.82	269	—
03-31-18	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.53	0.69	0.64	0.64	0.48	64	—
03-31-17	1.00	(0.00)*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.74	0.46(6)	0.46	(0.00)*	99	—

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Expense ratios reflect waivers of 0.30%, 1.30%, 0.30% and 0.30% of management fees, distribution and shareholder servicing fees for Classes A, C, I, and W, respectively, in order to maintain a net yield of not less than zero.

(5)
Expense ratios reflect waivers of 0.01%, 0.01%, 0.01% and 0.01% of management fees, distribution and shareholder servicing fees for Classes A, C, I and W, respectively, in order to maintain a net yield of not less than zero.

(6)
Expense ratios reflect waivers of 0.26%, 1.26%, 0.26% and 0.26% of management fees, distribution and shareholder servicing fees for Classes A, C, I, and W, respectively, in order to maintain a net yield of not less than zero.

(7)
Expense ratios reflect a waiver of 0.49% of distribution and shareholder servicing fees for Class C in order to maintain a net yield of not less than zero.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
9

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021

NOTE 1 — ORGANIZATION
Voya Funds Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of seven separately managed series. This report is for Voya Government Money Market Fund (“Government Money Market” or the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Fund’s Board of Trustees (“Board”) has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing

10

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the Fund. Please refer to the table within the Portfolio of Investments for open repurchase agreements subject to the MRA on a net basis at March 31, 2021.
G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended

11

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.35% of the Fund’s average daily net assets.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 4 — DISTRIBUTION AND SERVICE FEES
Class C shares of the Fund have a service and distribution plan (the “Plan”), whereby the Distributor is paid an annual fee at the rate of 1.00% for Class C shares of the value of average daily net assets of the class for expenses incurred in the distribution and/or shareholder servicing of the Fund’s Class C shares. Pursuant to the Plan, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s Class C shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
The Distributor and Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero. There is no guarantee the Fund will maintain such a yield. Distribution and shareholder servicing fees waived are not subject to recoupment. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser within three years subject to certain restrictions. For the year ended March 31, 2021, the Distributor waived $25,189 of class specific distribution and/or shareholder servicing fees and the Investment Adviser waived or reimbursed $651,190 of management fees and/or certain expenses to assist the Fund in maintaining a net yield of not less than zero. The class specific waiver was comprised of the following amounts:
	Distribution Fee	Shareholder Servicing Fee
Class C	$18,837	$6,352
Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations.

12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 4 — DISTRIBUTION AND SERVICE FEES (continued)

As of March 31, 2021, amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
March 31,
2022	2023	2024	Total
$ —	$19,696	$651,190	$670,886
The Distributor may also retain the proceeds of the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the year ended March 31, 2021, the Distributor retained the following amounts in sales charges:
Class C
Contingent Deferred Sales Charges:	$99
NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2021, the following director or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	17.68%
Voya Investments Distributor, LLC	13.88
Voya Retirement Insurance and Annuity Company	28.84
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2021, the per account fees for affiliated recordkeeping services paid by the Fund were $167,611.
NOTE 6 — EXPENSE LIMITATION AGREEMENT
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund, the Investment Adviser has agreed to limit expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Class A	Class C	Class I	Class W
0.40%	1.40%	0.40%	0.40%
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of March 31, 2021, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
March 31,
2022	2023	2024	Total
$349,897	$392,267	$369,161	$1,111,325
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, as of March 31, 2021, are as follows:
	March 31,
	2022	2023	2024	Total
Class A	$—	$36,363	$184,848	$221,211
Class C	—	493	2,910	3,403
Class W	—	48	385	433
The Expense Limitation Agreement is contractual through August 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 7 — LINE OF CREDIT
Effective May 15, 2020, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 7 — LINE OF CREDIT (continued)

Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended March 31, 2021, the Fund did not utilize the line of credit.

NOTE 8 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
3/31/2021	969,878,923	—	61,524	(974,950,546)	—	(5,010,099)	969,878,923	—	61,524	(974,950,546)	—	(5,010,099)
3/31/2020	1,063,186,555	—	2,446,503	(1,063,331,277)	2,331,173	4,632,954	1,063,186,541	—	2,446,503	(1,063,331,277)	2,331,173	4,632,940
Class C
3/31/2021	1,862,404	—	881	(2,413,640)	—	(550,355)	1,862,404	—	881	(2,413,640)	—	(550,355)
3/31/2020	3,129,655	—	23,665	(4,538,530)	—	(1,385,210)	3,129,655	—	23,665	(4,538,530)	—	(1,385,210)
Class I
3/31/2021	12,338,261	—	15,466	(11,093,667)	—	1,260,060	12,338,261	—	15,466	(11,093,667)	—	1,260,060
3/31/2020	18,110,502	—	702,494	(14,396,676)	—	4,416,320	18,110,502	—	702,494	(14,396,676)	—	4,416,320
Class L(1)
3/31/2021	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2020	1	—	12,790	(68,993)	(1,090,121)	(1,146,323)	1	—	12,790	(68,993)	(1,090,121)	(1,146,323)
Class O(2)
3/31/2021	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2020	6,154	—	14,129	(27,005)	(1,241,052)	(1,247,774)	6,154	—	14,129	(27,005)	(1,241,052)	(1,247,774)
Class W
3/31/2021	240,790	—	118	(91,555)	—	149,353	240,790	—	118	(91,555)	—	149,353
3/31/2020	34,594	—	3,794	(71,360)	—	(32,972)	34,594	—	3,794	(71,360)	—	(32,972)

(1)
Class L converted to Class A on November 22, 2019.

(2)
Class O converted to Class A on November 22, 2019.

NOTE 9 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of de minimis distributions in excess of net investment income and short-term capital gains, and wash sale deferrals.
The following permanent tax differences have been reclassified as of March 31, 2021:
Paid-in Capital	Distributable Earnings
$(4,949)	$4,949
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 9 — FEDERAL INCOME TAXES (continued)

Year Ended March 31, 2021	Year Ended March 31, 2020
Ordinary Income	Ordinary Income
$78,383	$3,219,784
The tax-basis components of distributable earnings as of March 31, 2021 were:
Undistributed Ordinary Income	Capital Loss Carryforwards	Other	Total Distributable Earnings/ (Loss)
$ —	$—	$(15,291)	$(15,291)
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2021, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 10 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 11 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2020 through December 31, 2020, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.

15

NOTES TO FINANCIAL STATEMENTS as of March 31, 2021 (continued)

NOTE 12 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS
The Fund has adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework —  Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Fund has concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) —  Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 14 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2021, the Fund declared short-term capital gain distributions of:
	Per Share Amount	Payable Date	Record Date
All Classes	$0.0000*	May 3, 2021	April 29, 2021

*
Amount rounds to $0.0000.

Line of Credit renewal: Effective May 14, 2021, the funds to which the Credit Agreement is available have entered into a 30-day extension of the Credit Agreement with BNY for an aggregate amount of $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The 30-day extended Credit Agreement will expire on June 14, 2021.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

16

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of March 31, 2021

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY REPURCHASE AGREEMENT: 35.7%
	Repurchase Agreement: 35.7%
48,035,000	Deutsche Bank Repurchase Agreement dated 3/31/21, 0.001%, due 4/1/20, $48,035,001 to be received upon repurchase (Collateralized by $77,415,932,U.S. Treasury STRIP, 0.00%, Market Value plus accrued interest $49,476,050 due 5/15/39-11/15/41)	$48,035,000	23.5
25,000,000	Deutsche Bank Repurchase Agreement dated 3/31/21, 0.001%, due 4/1/21, $25,000,001 to be received upon repurchase (Collateralized by $23,818,800, U.S. Treasury Note, 2.625%, Market Value plus accrued interest $25,500,080 due 12/31/23)	25,000,000	12.2
	Total U.S. Treasury Repurchase Agreement (Cost $73,035,000)	73,035,000	35.7
U.S. GOVERNMENT AGENCY DEBT: 18.9%
2,000,000	Fannie Mae, 0.290%, (FEDL01 + 0.280)%, 04/26/2021	2,000,000	1.0
13,000,000	Federal Farm Credit Banks Funding Corp., 0.103%, (US0001M + 0.000)%, 08/09/2021	13,003,128	6.3
2,000,000	Federal Farm Credit Banks Funding Corp., 0.114%, (US0001M + 0.005)%, 06/25/2021	2,000,000	1.0
1,750,000	Federal Farm Credit Banks Funding Corp., 0.190%, (FEDL01 + 0.120)%, 04/23/2021	1,749,861	0.9
2,475,000	Federal Farm Credit Banks Funding Corp., 0.216%, (US0001M + 0.105)%, 11/02/2021	2,477,308	1.2
2,500,000	Federal Home Loan Banks, 0.015%, (SOFRRATE + 0.005)%, 05/19/2021	2,500,000	1.2
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
15,000,000	Federal Home Loan Banks, 0.045%, (SOFRRATE + 0.035)%, 12/10/2021	$15,000,000	7.3
	Total U.S. Government Agency Debt (Cost $38,730,297)	38,730,297	18.9
U.S. TREASURY DEBT: 17.8%
15,000,000 (1)	United States Treasury Bill, 0.010%, 04/27/2021	14,999,837	7.3
9,250,000 (1)	United States Treasury Bill, 0.070%, 03/24/2022	9,243,639	4.5
12,250,000	United States Treasury Note, 1.750%, 07/31/2021	12,320,391	6.0
	Total U.S. Treasury Debt (Cost $36,563,867)	36,563,867	17.8

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: 9.8%
10,000,000 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class	10,000,000	4.9
10,000,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares	10,000,000	4.9
	Total Investment Companies (Cost $20,000,000)	20,000,000	9.8
	Total Investments in Securities (Cost $168,329,164)	$168,329,164	82.2
	Assets in Excess of Other Liabilities	36,445,566	17.8
	Net Assets	$204,774,730	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2021.

(2)
Rate shown is the 7-day yield as of March 31, 2021.

Reference Rate Abbreviations:
FEDL01
Federal Funds Effective Rate

SOFRRATE
Secured Overnight Financing Rate

US0001M
1-month LIBOR

See Accompanying Notes to Financial Statements
17

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of March 31, 2021 (continued)

At March 31, 2021, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.
Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2021
Asset Table
Investments, at fair value
Investment Companies	$20,000,000	$—	$—	$20,000,000
U.S. Government Agency Debt	—	38,730,297	—	38,730,297
U.S. Treasury Debt	—	36,563,867	—	36,563,867
U.S. Treasury Repurchase Agreement	—	73,035,000	—	73,035,000
Total Investments, at fair value	$20,000,000	$148,329,164	$—	$168,329,164

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Fund’s treasury repurchase agreement by counterparty which is subject to offset under a MRA as of March 31, 2021:
Counterparty	U.S. Treasury Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$73,035,000	$(73,035,000)	$—
Totals	$73,035,000	$(73,035,000)	$—

(1)
Collateral with a fair value of $74,976,130 has been pledged in connection with the above treasury repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements
18

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2021 were as follows:
Fund Name	Type	Per Share Amount
Voya Government Money Market Fund
Class A	NII	$0.0001
Class C	NII	$0.0001
Class I	NII	$0.0001
Class W	NII	$0.0001
All Classes	STCG	$0.0003

NII – Net investment income
STCG – Short-term capital gain
Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.
The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
19

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	132	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	132	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	132	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Trustee	August 2015 – Present	Retired.	132	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	132	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	132	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015 – Present	Retired.	132	None.
20

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	132	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2021.

21

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
22

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2021); Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	October 2000 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
23

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

24

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 19, 2020, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the management and sub-advisory contracts, and who are not “interested persons” of Voya Government Money Market Fund, a series of the Trust (the “Fund”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2021.
In addition to the Board meeting on November 19, 2020, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably

25

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund,

26

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
In considering whether to approve the renewal of the Contracts for Voya Government Money Market Fund, the Board considered that, based on performance data for the periods ended March 31, 2020, the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which its performance was equal to the performance of its primary benchmark. In analyzing this performance data, the Board took into account management’s representations that the Fund seeks investment results that provide shareholders with preservation of capital and liquidity and the maintenance of a stable dollar net asset value per share and that the Fund is meeting this goal.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net

27

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

28

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163052 (0321-052521)

Annual Report

March 31, 2021

Voya Floating Rate Fund

Classes A, C, I, P, R and W

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Tracing the Outlines of a Better Future

Dear Shareholder,

The year 2020 will be remembered for generations — for the sheer magnitude of the changes to our daily lives, for the illness and loss of life, for scientific research and development breakthroughs; and for the dedication of the essential healthcare professionals and hospital staffs who worked tirelessly to help the victims of the COVID-19 pandemic. Their heroic efforts have been profoundly beneficial to all of humanity. Financial historians will look back at 2020 through a different lens: one that views the scope, swiftness and size of the fiscal and monetary stimulus that was brought to bear against the pandemic. In the future, it will be the year against which all economic crises, financial collapses and recessions will be measured.

Reflecting on these perspectives, we feel fortunate to stand here now, looking back on the twelve months of this reporting period that began with the emergence of the COVID-19 pandemic. After months of fear and tumult, we are making progress against the virus and there are signs that the global economy is beginning to recover; though there is still a long way to go, we now can trace the outlines of a post-COVID-19 world.

In our view, the outlook for U.S. economic growth in 2021 continues to strengthen. Vaccinations are accelerating, economic mobility and activity are broadening and support from government is unflagging. Significant savings built up throughout the pandemic, coupled with massive fiscal stimulus and more coming, have ignited a consumption boom that we believe is in the early innings. Measures of inflation expectations were little changed to lower since April. It would not surprise us to see inflation continue to rise, but we believe that any sizable increases in inflation will be transitory. Global interest rates appear likely to go higher, in our view. In our opinion, the global economy should also experience higher than normal growth, but there is more uncertainty around this, as vaccination progress varies considerably across countries and is rising in pockets. As a result, we believe that the global recovery is likely to be uneven; nevertheless, we believe the overall trajectory is up, which is a positive for stocks.

Of course there are still uncertainties, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your financial advisor before making any changes to your portfolio.

We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
April 15, 2021

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

BENCHMARK DESCRIPTIONS

Index	Description
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

2

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of March 31, 2021
BB or above	13.94%
B	78.63%
CCC or below	6.44%
Not rated*	0.99%

Loan ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Standard & Poor. Ratings distribution is based on Standard & Poor’s senior secured facility ratings. The Standard & Poor’s rating scale is as follows, from excellent (high grade) to poor (including default): AAA to D, with intermediate ratings offered at each level between AA and CCC. Anything lower than a BBB- rating is considered a non-investment grade or junk bond. Any security that is not rated by Standard & Poor’s is placed in the NR (Not Rated) category. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Charles LeMieux, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.69% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”), which returned 20.71% for the same period.

Portfolio Specifics: Loan prices staged a strong rally during the Fund’s fiscal year, following one of the deepest and most rapid drawdowns in the recorded history of the asset class. During March 2020, the lockdown response to the COVID-19 pandemic, together with a major price disruption in the energy markets, created a rapidly moving contagion across broad markets, leading to outsized losses in virtually all major risk asset classes, loans included (-12.37%). From April onwards, investor sentiment was buoyed initially by robust fiscal and monetary support, and subsequently, by positive news on vaccine development, regional business re-openings and expectations of a broad-based related economic recovery into 2021. As a result, the Index returned an outsized 20.71% during the Fund’s fiscal year. For context, the average bid price of the Index ended the fiscal period at 97.55, more than 14 basis points (0.14%) higher than the period ended March 31, 2020, and more than 21 points higher from the low-water mark of 76.26 experienced on March 23, 2020 at the apex of the widespread uncertainty.

The loan market’s technical equation came under pressure during the market drawdown and early phase of the subsequent recovery but recovered in the back-half of the fiscal year. Starting with supply, new-issue activity ramped up in September and maintained a busy pace though the end of the period, averaging roughly $44.1 billion of new institutional issuance per month. In total, loan arrangers syndicated $384.7 billion of new paper for the fiscal period, a respectable amount considering that the COVID-induced volatility experienced in the early part of the period virtually cratered primary market activity. On the demand side, investor interest in the asset class improved in line with the recovery in both the macro and the market-specific backdrop. Collateralized loan obligation (“CLO”) origination, which came to a virtual halt during the trough, picked up in late summer in tandem with stronger supply volumes, as well as tighter liability spreads that were underpinned by the improvement in secondary prices and diminishing fears over repeated waves of credit rating downgrades. Total CLO issuance amounted to about $114.4 billion during the period. Meanwhile, retail fund flow activity started the period off in negative territory, as evidenced by an $11.5 billion aggregate in redemption during the first eight months; however, the combined outflow was more than offset during the four months, as the loan market saw meaningful inflow activities within the retail segment of the asset class, largely a function of a rise in long-term rates and changes in inflation expectations. Altogether, there was an aggregate inflow of $2.3 billion for the fiscal period.

TOP TEN LOAN ISSUERS AS OF MARCH 31, 2021 AS A PERCENTAGE OF:
NET ASSETS
Asurion, LLC	1.0%
Ultimate Kronos Group, Inc.	0.7%
MH Sub I LLC	0.7%
Altice France S.A.	0.7%
Imperva, Inc.	0.7%
IRB Holding Corp	0.7%
Cornerstone Building Brands, Inc.	0.7%
Flex Acquisition Company, Inc.	0.7%
Yak Access LLC	0.6%
Caesars Resort Collection	0.6%

While all ratings cohorts were well in the black for the one-year period, lower-rated loans fared considerably better. CCC-rated loans were the standout performers with a whopping gain of 43.87%, followed by single-B- and BB-rated loans, which returned 22.23% and 13.90%, respectively. The outperformance of lower-quality, particularly CCC-rated loans, is largely related to depths to which average bids in this grouping fell last March and the strong technical retracement that began to take root at the onset of the initial recovery in April. However, it’s important to highlight that many issuers within this cohort began the year in single-B-rated loans territory and subsequently fell into the CCC-rated loans bucket due to aggressive rating agency downgrades. In fact, a large segment of the COVID-related issuers fell into this category. As a result, CCC-rated loans in many ways were positioned to benefit the most from any sort of strong technical tailwind that would emanate from an improving vaccine timeline.

Default activity across the Index, which was widely expected to aggressively move into high single if not low double digit territory as a result of the coronavirus-related disruption, never really materialized in earnest, thanks to the aggressive move by issuers to access all available pockets of liquidity. Running at around 1.83% to start calendar 2020, the trailing default rate (by amount outstanding) did peak at approximately 4.17% in September but declined throughout the period to end at 3.15% as of the end of the Fund’s fiscal year.

At 16.69%, the return of the Class A shares of the Fund reflected the strong price recovery in the market, but lagged the Index (the return of which reflects no cash allocation or expenses) due to a limited investment crossover and the aforementioned disproportional rally in the riskiest portion of the market. At the loan investment level, the primary performance detractor was selection and underweight in the outperforming CCC-rated loans cohort, followed by selection in single-B-rated loans. At the sector level, detractors included an underweight in the oil and gas sector, which was boosted by stronger commodity prices, as well as selection in all telecommunication, health care, business equipment and services and radio and television. By issuer, primary laggards included overweights to issuers still navigating the challenges of the COVID-19 pandemic, such as Learning Care Group, Glass Mountain Pipeline, LLC, Tailored Brands (formerly known as Men’s Wearhouse), Cineworld and 24 Hour Fitness Worldwide, Inc. Conversely, relative returns benefitted from an underweight in low-yielding BBB-rated

3

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

loans, better trading values in a handful of defaulted loans and selection and underweight in BB-rated loans. Notable industry contributors included selection in electronics and electrical, selection and overweight to nonferrous metals and minerals, selection and underweight in utilities and selection in both retailers (except food and drug) and food and drug retailers sectors. Additional contributions stemmed from overweights to the following issuers: Covia Holdings Corporation (formerly known as Unimin Corporation), Encino Energy, U.S. Silica Company, Save-A-Lot and Quest Software U.S. Holdings Inc.

As noted above, while worst-case default estimates did not come to fruition, the market did not go unscathed and, although performing better than the Index, neither did the Fund. Total defaults at the Index level during the period summed to 42, while the Fund experienced 8, itemized as follows: Speedcast International Limited, Longview Power LLC, SkillSoft Corporation, 24 Hour Fitness Worldwide, Inc., Covia Holdings Corporation, Tailored Brands, iQor and Belk, Inc. Several of these have recently emerged from restructuring proceedings and recoveries are ongoing.

Current Strategy & Outlook: As we look ahead, we believe the broad macro picture should continue to improve as economic reopening progresses, vaccinations ramp up and a general pivot back to pre-pandemic activities accelerates. The global vaccine roll-out has improved the outlook for COVID-19 in our view, as infection rates are expected to continue to fall. However, it is our opinion that the road to herd immunity will remain turbulent, particularly for countries with slower rates of vaccinations. Nonetheless, the most material downside risks have diminished considerably, as we believe the upward trend in corporate earnings should continue against the backdrop of strong GDP growth in the near term. Separate from the pandemic, we believe market participants are also focused on inflation and rate volatility, both of which have been recently ignited by prospects of additional government spending. Should there be a further leg up in longer-end rates, we expect loans to benefit in such a scenario given the inherent rising-rate protection offered by the asset class.

Jeffrey A. Bakalar Senior Managing Director Voya Investment Management Co. LLC

Charles LeMieux Senior Vice President Voya Investment Management Co. LLC

*	Effective December 31, 2020, Daniel Norman retired and no longer serves as a portfolio manager and officer of the Fund. Charles LeMieux, Portfolio Manager, and Senior Vice President of Voya Investment Management’s Senior Loan Group will retire effective on May 31, 2021 and therefore will no longer serve as portfolio manager of the Fund. In addition, effective May 31, 2021, Kelly Byrne will be added as a portfolio manager of the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

The commentary provided was based in part upon attribution analysis from FactSet and is for informational purposes only and is not intended as investment advice. The commentary may reference current holdings as well as holdings that may have been sold during the period. Performance figures for individual sectors and individual holdings in FactSet attribution are gross of fees. Results are on a gross of fees basis.

The attribution analysis from FactSet compares loan level performance of the portfolio to the index. FactSet attribution does not include any other fund performance attribution impact (e.g., structural impacts, intraday trade prices, fee income, cash, etc). Further, certain assumptions are made in FactSet’s model for the calculation of daily total returns for loans in the portfolio, including how FactSet accrues income and calculates coupon, both of which may have an impact on the derived total return used in the attribution analysis. FactSet obtains daily weights and returns for the index directly from S&P/LCD. The calculated returns used in the attribution analysis are not accounting-based returns. Investment performance presented differs from actual performance and was not constructed according to the input, calculation, presentation, and disclosure requirements of the Global Investment Performance Standards (GIPS). Attribution analysis is intended only to directionally understand drivers of performance and is not intended to convey unintended precision or accuracy. FactSet attribution results can vary, even for historical periods, from previously run attribution reports for those same periods. These variances can be a result of changes to FactSet’s system, improvements or revisions to calculation methodology, or data reconciliation efforts. Voya IM believes that attribution and statements based on attribution are directionally useful for understanding performance, but Voya IM does not represent that such information is accurate or complete.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

4

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended March 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Class P June 14, 2013
Including Sales Charge:
Class A(1)	13.70%	2.21%	2.77%	—
Class C(2)	14.83%	1.96%	2.26%	—
Class I	16.97%	1.62%	3.00%	—
Class P	17.72%	3.68%	—	3.36%
Class R	16.42%	2.48%	2.77%	—
Class W	17.08%	2.99%	3.30%	—
Excluding Sales Charge:
Class A	16.69%	2.73%	3.03%	—
Class C	15.83%	1.96%	2.26%	—
Class I	16.97%	1.62%	3.00%	—
Class P	17.72%	3.68%	—	3.36%
Class R	16.42%	2.48%	2.77%	—
Class W	17.08%	2.99%	3.30%	—
S&P/LSTA Leveraged Loan	20.71%	5.28%	4.25%	4.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Floating Rate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2021*	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2021*
Class A	$1,000.00	$1,045.20	1.13%	$5.76	$1,000.00	$1,019.32	1.13%	$5.69
Class C	1,000.00	1,041.30	1.88	9.57	1,000.00	1,015.57	1.88	9.45
Class I	1,000.00	1,045.30	0.88	4.49	1,000.00	1,020.54	0.88	4.43
Class P	1,000.00	1,049.20	0.29	1.48	1,000.00	1,023.52	0.29	1.46
Class R	1,000.00	1,044.00	1.38	7.03	1,000.00	1,018.06	1.38	6.94
Class W	1,000.00	1,046.40	0.88	4.49	1,000.00	1,020.53	0.88	4.43

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Floating Rate Fund and the Board of Trustees of Voya Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Floating Rate Fund (the “Fund”) (one of the funds constituting Voya Funds Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2021, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Funds Trust) at March 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the three-year period ended March 31, 2019, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
May 26, 2021

7

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2021

ASSETS:
Investments in securities at fair value (Cost $466,983,184)	$463,400,957
Short-term investments at fair value (Cost $57,504,936)	57,504,936
Cash	2,777,081
Receivables:
Investment securities sold	13,435,932
Fund shares sold	388,347
Interest	1,034,042
Dividend	2,328
Prepaid structuring fee (Note 7)	47,123
Prepaid expenses	62,701
Reimbursement due from Investment Adviser	22,538
Other assets	44,391
Total assets	538,720,376
LIABILITIES:
Payable for investment securities purchased	45,554,271
Payable for fund shares redeemed	1,151,143
Income distribution payable	65,895
Payable for investment management fees	208,438
Payable for distribution and shareholder service fees	60,257
Payable for trustee fees	51,148
Payable to trustees under the deferred compensation plan (Note 8)	44,391
Payable for commitment fees on line of credit (Note 7)	99,029
Unfunded loan commitments (Note 9)	1,186,206
Other accrued expenses and liabilities	716,942
Total liabilities	49,137,720
NET ASSETS	$489,582,656
NET ASSETS WERE COMPRISED OF:
Paid-in capital	675,417,007
Total distributable loss	(185,834,351)
NET ASSETS	$489,582,656

See Accompanying Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2021 (CONTINUED)

Class A:
Net assets	$39,517,744
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,371,569
Net asset value and redemption price per share(2)	$9.04
Maximum offering price per share (2.50%)(1)	$9.27

Class C:
Net assets	$14,914,080
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,649,747
Net asset value and redemption price per share(2)	$9.04

Class I:
Net assets	$235,804,474
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	26,081,273
Net asset value and redemption price per share	$9.04

Class P:
Net assets	$95,986,019
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	10,646,019
Net asset value and redemption price per share	$9.02

Class R:
Net assets	$91,934,424
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	10,186,275
Net asset value and redemption price per share	$9.03

Class W:
Net assets	$11,425,915
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,261,764
Net asset value and redemption price per share	$9.06

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2021

INVESTMENT INCOME:
Interest	$25,711,634
Dividend	50,747
Other	80,008
Total investment income	25,842,389

EXPENSES:
Investment management fees	3,738,445
Distribution and shareholder service fees:
Class A	113,224
Class C	187,420
Class R	490,858
Transfer agent fees:
Class A	60,181
Class C	24,904
Class I	122,446
Class P	672
Class P3(1)	29
Class R	130,454
Class W	22,053
Shareholder reporting expense	63,180
Custody and accounting expense	520,732
Registration fees	119,456
Professional fees	133,381
Trustees fees	38,680
Structuring fee (Note 7)	320,209
Commitment fees on line of credit (Note 7)	328,176
Miscellaneous expense	136,050
Interest expense	107,678
Total expenses	6,658,228
Waived and reimbursed fees	(1,397,912)
Net expenses	5,260,316
Net investment income	20,582,073

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(69,403,189)
Net change in unrealized appreciation (depreciation) on Investments	146,713,774
Net realized and unrealized gain	77,310,585
Increase in net assets resulting from operations	97,892,658

(1)	Class P3 was fully redeemed on April 30, 2020.

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
FROM OPERATIONS:
Net investment income	$20,582,073	$65,903,483
Net realized loss	(69,403,189)	(68,486,658)
Net change in unrealized appreciation (depreciation)	146,713,774	(104,110,887)
Net increase (decrease) in net assets resulting from operations	97,892,658	(106,694,062)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(1,468,080)	(2,975,473)
Class C	(468,126)	(1,352,004)
Class I	(10,499,471)	(46,817,372)
Class P	(4,171,498)	(7,240,268)
Class P3(1)	(11,866)	(150,956)
Class R	(2,932,507)	(6,175,696)
Class W	(596,512)	(2,461,712)
Total distributions	(20,148,060)	(67,173,481)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	191,534,218	387,431,929
Reinvestment of distributions	19,198,707	64,849,161
	210,732,925	452,281,090
Cost of shares redeemed	(558,987,147)	(1,025,097,472)
Net decrease in net assets resulting from capital share transactions	(348,254,222)	(572,816,382)
Net decrease in net assets	(270,509,624)	(746,683,925)
NET ASSETS:
Beginning of year or period	760,092,280	1,506,776,205
End of year or period	$489,582,656	$760,092,280

(1)	Class P3 was fully redeemed on April 30, 2020.

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-21	8.00	0.29	*	1.03	1.32	0.28	—	—	0.28	9.04	16.69	1.34	1.13	1.13	3.35	39,518	60
03-31-20	9.59	0.46		(1.58)	(1.12)	0.47	—	—	0.47	8.00	(12.34)	1.18	1.10	1.10	4.83	52,014	52
03-31-19	9.86	0.46		(0.28)	0.18	0.45	—	—	0.45	9.59	1.90	1.14	1.05	1.05	4.75	59,614	58
03-31-18	9.93	0.35		(0.05)	0.30	0.35	—	0.02	0.37	9.86	3.09	1.13	1.02	1.02	3.58	43,839	82
03-31-17	9.70	0.37	*	0.25	0.62	0.39	—	—	0.39	9.93	6.49	1.11	1.03	1.03	3.79	93,318	69
03-31-16	10.11	0.38		(0.41)	(0.03)	0.38	—	—	0.38	9.70	(0.25)	1.08	1.04	1.04	3.84	39,820	46
Class C
03-31-21	8.00	0.23	*	1.03	1.26	0.22	—	—	0.22	9.04	15.83	2.09	1.88	1.88	2.59	14,914	60
03-31-20	9.59	0.38		(1.58)	(1.20)	0.39	—	—	0.39	8.00	(13.00)	1.93	1.85	1.85	4.12	20,446	52
03-31-19	9.87	0.38	*	(0.28)	0.10	0.38	—	—	0.38	9.59	1.04	1.89	1.80	1.80	3.93	39,455	58
03-31-18	9.93	0.28		(0.04)	0.24	0.28	—	0.02	0.30	9.87	2.42	1.88	1.77	1.77	2.85	45,848	82
03-31-17	9.70	0.30	*	0.25	0.55	0.32	—	—	0.32	9.93	5.70	1.86	1.78	1.78	3.08	55,583	69
03-31-16	10.11	0.31		(0.41)	(0.10)	0.31	—	—	0.31	9.70	(1.00)	1.83	1.79	1.79	3.10	50,751	46
Class I
03-31-21	8.00	0.31	*	1.03	1.34	0.30	—	—	0.30	9.04	16.97	1.00	0.88	0.88	3.61	235,804	60
03-31-20	9.59	0.48		(1.58)	(1.10)	0.49	—	—	0.49	8.00	(12.12)	0.88	0.85	0.85	5.15	427,504	52
03-31-19	9.87	0.48		(0.28)	0.20	0.48	—	—	0.48	9.59	2.07	0.80	0.80	0.80	4.93	1,160,464	58
03-31-18	9.93	0.38	*	(0.04)	0.34	0.38	—	0.02	0.40	9.87	3.46	0.75	0.75	0.75	3.89	1,338,826	82
03-31-17	9.70	0.40	*	0.25	0.65	0.42	—	—	0.42	9.93	6.76	0.76	0.76	0.76	4.09	1,156,695	69
03-31-16	10.11	0.41		(0.41)	—	0.41	—	—	0.41	9.70	0.01	0.79	0.79	0.79	4.12	900,493	46
Class P
03-31-21	7.99	0.37	*	1.03	1.40	0.37	—	—	0.37	9.02	17.72	0.96	0.29	0.29	4.19	95,986	60
03-31-20	9.58	0.53	*	(1.56)	(1.03)	0.56	—	—	0.56	7.99	(11.52)	0.85	0.20	0.20	5.70	122,016	52
03-31-19	9.86	0.55		(0.29)	0.26	0.54	—	—	0.54	9.58	2.75	0.77	0.12	0.12	5.65	53,416	58
03-31-18	9.92	0.45		(0.05)	0.40	0.44	—	0.02	0.46	9.86	4.15	0.74	0.09	0.09	4.56	42,522	82
03-31-17	9.69	0.47		0.24	0.71	0.48	—	—	0.48	9.92	7.47	0.75	0.10	0.10	4.76	36,072	69
03-31-16	10.11	0.47		(0.41)	0.06	0.48	—	—	0.48	9.69	0.58	0.77	0.12	0.12	4.76	21,608	46
Class R
03-31-21	7.99	0.27	*	1.03	1.30	0.26	—	—	0.26	9.03	16.42	1.59	1.38	1.38	3.08	91,934	60
03-31-20	9.58	0.43		(1.58)	(1.15)	0.44	—	—	0.44	7.99	(12.57)	1.43	1.35	1.35	4.60	99,774	52
03-31-19	9.85	0.44	*	(0.28)	0.16	0.43	—	—	0.43	9.58	1.65	1.39	1.30	1.30	4.48	139,026	58
03-31-18	9.91	0.33		(0.04)	0.29	0.33	—	0.02	0.35	9.85	2.94	1.38	1.27	1.27	3.36	118,071	82
03-31-17	9.69	0.35		0.24	0.59	0.37	—	—	0.37	9.91	6.12	1.36	1.28	1.28	3.58	119,041	69
03-31-16	10.10	0.35		(0.40)	(0.05)	0.36	—	—	0.36	9.69	(0.50)	1.33	1.29	1.29	3.60	107,927	46
Class W
03-31-21	8.01	0.32	*	1.03	1.35	0.30	—	—	0.30	9.06	17.08	1.09	0.88	0.88	3.69	11,426	60
03-31-20	9.60	0.48		(1.58)	(1.10)	0.49	—	—	0.49	8.01	(12.10)	0.93	0.85	0.85	5.11	35,543	52
03-31-19	9.89	0.46	*	(0.27)	0.19	0.48	—	—	0.48	9.60	1.96	0.89	0.80	0.80	4.60	52,642	58
03-31-18	9.95	0.38	*	(0.04)	0.34	0.38	—	0.02	0.40	9.89	3.46	0.88	0.77	0.77	3.88	557,067	82
03-31-17	9.72	0.39	*	0.26	0.65	0.42	—	—	0.42	9.95	6.75	0.86	0.78	0.78	3.96	434,100	69
03-31-16	10.13	0.41		(0.41)	—	0.41	—	—	0.41	9.72	0.01	0.83	0.79	0.79	4.10	98,241	46

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2021

NOTE 1 — ORGANIZATION

Voya Funds Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of seven separately managed series. This report is for Voya Floating Rate Fund (“Floating Rate” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.

Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association

(“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on

13

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully

14

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the lives of the respective loans. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the lives of the respective loans. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported as other income on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding

15

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

H.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the year ended March 31, 2021, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $329,597,151 and $628,133,817, respectively. At March 31, 2021, the Fund held loans valued at $459,064,471 representing 88.13% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Effective January 1, 2021, this Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.650% on the first $300 million; 0.625% on the next $200 million; and 0.600% thereafter, of the Fund’s average daily net assets. Prior to January 1, 2021, the management fee was computed daily and payable monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I, Class P, and Class W) has a distribution and/or distribution and service plan (the “Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution and/or shareholder servicing of the Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Plan, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, the Fund has a shareholder service plan for Class A and Class C shares (together with the Plan referenced above, the “Plans”). Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of

16

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2021 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES
(continued)

Class A shares of the Fund and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2021, the Distributor retained the following amounts:

	Class A	Class C
Initial Sales Charges	$1,303	$—
Contingent Deferred Sales Charges	5,813	124

NOTE 6 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit(1)
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class R — 1.25%
Class W — 0.75%

(1).	Effective January 1, 2021, pursuant to a new side letter agreement through August 1, 2022, the Investment Adviser has further lowered expenses to 0.95%, 1.70%, 0.70%, 1.20% and 0.70% for Class A, Class C, Class I, Class R and Class W, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Unless otherwise specified above and with the exception of the non-recoupable Class P management fee waiver for the Fund, the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of March 31, 2021, the amounts of waived and/or reimbursed fees, which occurred prior to January 1, 2021, that are subject to recoupment by the Investment Adviser and the related expiration dates are as follows:

March 31,
2022	2023	2024	Total
$40,723	$401,550	$483,309	$925,582

As of March 31, 2021, the amount of class specific fees waived or reimbursed, which occurred prior to January 1, 2021, that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	March 31,
	2022	2023	2024	Total
Class A	$43,691	$25,765	$31,824	$101,280
Class C	38,985	13,630	13,636	66,251
Class R	117,207	55,890	69,455	242,552
Class W	215,463	20,153	12,533	248,149

The Expense Limitation Agreement is contractual through August 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 7 — LINE OF CREDIT

Effective May 27, 2020, the Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $200,000,000, through May 26, 2021. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears and a structuring fee of $307,129, which is expensed over a year. Prior to May 27, 2020, the aggregate amount was $350,000,000 and the commitment fee was equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears through May 27, 2020. Generally, borrowings under the Credit Agreement accrue interest at the higher of the federal funds rate and the One-Month LIBOR rate, plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Fund utilized the line of credit during the year ended March 31, 2021, as below:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
188	$14,030,851	1.47%

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2021, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment company owned more than 5% of the Fund:

Subsidiary/Affiliated Investment Company	Percentage
Voya Balanced Income Portfolio	5.05%
Voya Institutional Trust Company	18.68
Voya Investment Management Co. LLC	10.46

17

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2021 (CONTINUED)

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Fund may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the year ended March 31, 2021, the Fund engaged in such purchase and sale transactions totaling $31,630,146 and $35,681,146, respectively.

The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2021, the per account fees for affiliated recordkeeping services paid by the Fund were $116,221.

NOTE 9 — UNFUNDED LOAN COMMITMENTS

The Fund may enter into credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

Funded portions of the credit agreements are presented within the Portfolio of Investments. At March 31, 2021, the Fund had the following unfunded loan commitment:

Unfunded Loan Commitment
Cano Health LLC Delayed Draw Term Loan	$137,595
Constant Contact Inc Delayed Draw Term Loan	211,765
National Mentor Holdings, Inc. 2021 Delayed Draw Term Loan	239,080
OneDigital Borrower LLC 2020 Delayed Draw Term Loan	169,355
Service Logic Acquisition, Inc Delayed Draw Term Loan	235,433
Therma Intermediate LLC 2020 Delayed Draw Term Loan	40,323
TricorBraun Holdings, Inc. 2021 Delayed Draw Term Loan	152,655
$1,186,206

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
03-31-21	2,008,628	154,435	(4,291,805)	(2,128,742)	17,733,818	1,346,994	(37,508,698)	(18,427,886)
03-31-20	5,639,510	292,826	(5,646,601)	285,735	53,778,688	2,743,018	(52,770,320)	3,751,386
Class C
03-31-21	44,477	47,917	(997,888)	(905,494)	389,139	417,671	(8,782,845)	(7,976,035)
03-31-20	201,468	126,244	(1,885,559)	(1,557,847)	1,916,440	1,189,893	(17,736,355)	(14,630,022)
Class I
03-31-21	15,594,417	1,120,953	(44,070,088)	(27,354,718)	136,684,255	9,754,137	(379,186,518)	(232,748,126)
03-31-20	19,938,138	4,755,535	(92,232,126)	(67,538,453)	185,893,516	44,908,640	(859,301,235)	(628,499,079)
Class P
03-31-21	2,675,660	477,360	(7,772,864)	(4,619,844)	23,818,763	4,157,021	(67,288,532)	(39,312,748)
03-31-20	12,120,922	776,328	(3,204,975)	9,692,275	116,185,715	7,240,269	(30,254,592)	93,171,392
Class P3(1)
03-31-21	7,394	—	(356,813)	(349,419)	61,269	—	(2,939,936)	(2,878,667)
03-31-20	222,832	16,098	(114,495)	124,435	2,059,802	150,356	(1,075,423)	1,134,735
Class R
03-31-21	1,071,929	336,403	(3,710,891)	(2,302,559)	9,380,249	2,932,362	(32,433,169)	(20,120,558)
03-31-20	1,406,440	657,745	(4,090,945)	(2,026,760)	13,279,120	6,170,305	(37,621,501)	(18,172,076)
Class W
03-31-21	418,861	68,241	(3,661,925)	(3,174,823)	3,466,725	590,522	(30,847,449)	(26,790,202)
03-31-20	1,523,717	260,120	(2,828,336)	(1,044,499)	14,318,648	2,446,680	(26,338,046)	(9,572,718)

(1)	Share class was fully redeemed on April 30, 2020.

18

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2021 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include capital loss carryforwards and wash sale deferrals.

The following permanent tax differences have been reclassified as of March 31, 2021:

Paid-in Capital	Distributable Earnings
$1,176	$(1,176)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends to shareholders was as follows:

Year Ended March 31, 2021	Year Ended March 31, 2020
Ordinary Income	Ordinary Income
$20,148,060	$67,173,481

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2021 were:

Undistributed Ordinary	Unrealized Appreciation/	Capital Loss Carryforwards				Total Distributable
Income	(Depreciation)	Amount	Character	Expiration	Other	Earnings/(Loss)
$817,027	$(3,934,339)	$(37,631,541)	Short-term	None	$(90,726)	$(185,834,351)
		(144,994,772)	Long-term	None
$(182,626,313)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of March 31, 2021, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE
(“LIBOR”)

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely

19

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2021 (CONTINUED)

NOTE 12 — LONDON INTERBANK OFFERED RATE
(“LIBOR”) (continued)

impact of the transition away from LIBOR on the Fund. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

NOTE 13 — LIQUIDITY

Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.

During the period covered by the annual assessment January 1, 2020 through December 31, 2020, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.

NOTE 14 — MARKET DISRUPTION

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

The Fund has adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Fund has concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from

20

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2021 (CONTINUED)

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 16 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2021, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0231	May 3, 2021	Daily
Class C	$0.0175	May 3, 2021	Daily
Class I	$0.0250	May 3, 2021	Daily
Class P	$0.0301	May 3, 2021	Daily
Class R	$0.0213	May 3, 2021	Daily
Class W	$0.0250	May 3, 2021	Daily

Line of Credit renewal: Effective May 26, 2021, the revolving Credit Agreement with State Street Bank and

Trust Company was renewed for another 364 days, at a reduced facility amount of $100 million.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

21

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: 93.8%
	Aerospace & Defense: 2.6%
1,855,000	AAdvantage Loyalty IP Ltd. 2021 Term Loan, 4.944%, (US0003M + 4.750%), 04/20/28	$1,900,548	0.4
835,000	ADS Tactical, Inc. 2021 Term Loan B, 6.750%, (US0003M + 5.750%), 02/09/28	830,825	0.2
1,059,300	AI Convoy (Luxembourg) S.A.R.L USD Term Loan B, 4.500%, (US0006M + 3.500%), 01/17/27	1,060,127	0.2
1,285,288	Amentum Government Services Holdings LLC Term Loan B, 3.609%, (US0001M + 3.500%), 01/29/27	1,275,648	0.2
996,914	American Airlines, Inc. 2018 Term Loan B, 1.859%, (US0001M + 1.750%), 06/27/25	883,693	0.2
1,964,368	KBR, Inc. 2020 Term Loan B, 2.859%, (US0001M + 2.750%), 02/05/27	1,961,913	0.4
1,246,428	Maxar Technologies Ltd. Term Loan B, 2.860%, (US0001M + 2.750%), 10/04/24	1,234,120	0.2
1,832,298	Peraton Holding Corp Delayed Draw Term Loan B, 3.938%, (US0003M + 3.750%), 02/01/28	1,833,062	0.4
860,536	Peraton Holding Corp Term Loan B, 4.500%, (US0003M + 3.750%), 02/01/28	860,895	0.2
1,010,000	SkyMiles IP Ltd. 2020 Skymiles Term Loan B, 4.750%, (US0003M + 3.750%), 10/20/27	1,062,205	0.2
		12,903,036	2.6

	Auto Components: 0.3%
1,547,583	Broadstreet Partners, Inc. 2020 Term Loan B, 3.359%, (US0001M + 3.250%), 01/27/27	1,531,502	0.3

	Automotive: 2.7%
555,000	Autokiniton US Holdings, Inc. 2021 Term Loan B, 4.944%, (US0003M + 4.750%), 03/29/28	555,000	0.1
1,347,500	Autokiniton US Holdings, Inc. Term Loan, 5.865%, (US0001M + 5.750%), 05/22/25	1,349,184	0.3
1,665,335	Clarios Global LP 2021 USD Term Loan B, 3.359%, (US0001M + 3.250%), 04/30/26	1,658,743	0.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Automotive: (continued)
592,500	Dealer Tire, LLC 2020 Term Loan B, 4.359%, (US0001M + 4.250%), 12/12/25	$594,228	0.1
2,052,909	Gates Global LLC 2021 Term Loan B3, 3.500%, (US0001M + 2.750%), 03/31/27	2,050,450	0.4
1,419,664	Holley Purchaser, Inc. Term Loan B, 5.212%, (US0003M + 5.000%), 10/24/25	1,417,002	0.3
1,895,000	Les Schwab Tire Centers Term Loan B, 4.250%, (US0006M + 3.500%), 11/02/27	1,901,316	0.4
989,927	Mister Car Wash Holdings, Inc. 2019 Term Loan B, 3.358%, (US0001M + 3.250%), 05/14/26	981,760	0.2
1,020,000	Truck Hero, Inc. 2021 Term Loan B, 4.500%, (US0001M + 3.750%), 01/31/28	1,020,000	0.2
989,975	Wand NewCo 3, Inc. 2020 Term Loan, 3.109%, (US0001M + 3.000%), 02/05/26	979,147	0.2
962,588	Wheel Pros, LLC 2020 Term Loan, 6.248%, (US0001M + 5.250%), 11/06/27	961,685	0.2
		13,468,515	2.7

	Beverage & Tobacco: 0.5%
1,326,926	Sunshine Investments B.V. USD Term Loan B3, 3.448%, (US0003M + 3.250%), 03/28/25	1,319,462	0.3
970,000	Triton Water Holdings, Inc Term Loan, 3.694%, (US0003M + 3.500%), 03/18/28	967,835	0.2
		2,287,297	0.5

	Brokers, Dealers & Investment Houses: 0.5%
947,244	Brookfield Property REIT Inc. 1st Lien Term Loan B, 2.609%, (US0001M + 2.500%), 08/27/25	906,789	0.2
1,000,000	Forest City Enterprises, L.P. 2019 Term Loan B, 3.609%, (US0001M + 3.500%), 12/08/25	979,250	0.2
490,000	Park River Holdings Inc Term Loan, 4.000%, (US0003M + 3.250%), 12/28/27	488,119	0.1
		2,374,158	0.5

See Accompanying Notes to Financial Statements

22

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Building & Development: 4.3%
2,703,225	Applecaramel Buyer, LLC Term Loan B, 4.500%, (US0006M + 4.000%), 10/19/27	$2,701,349	0.5
2,103,016	Core & Main LP 2017 Term Loan B, 3.750%, (US0003M + 2.750%), 08/01/24	2,099,731	0.4
2,440,000	Cornerstone Building Brands, Inc. 2021 Term Loan B, 3.444%, (US0003M + 3.250%), 04/12/28	2,435,425	0.5
875,000	CP Atlas Buyer, Inc. 2021 Term Loan B, 4.250%, (US0003M + 3.750%), 11/23/27	870,557	0.2
825,000	Empire Today, LLC 2021 Term Loan, 4.194%, (US0003M + 4.000%), 03/08/28	824,743	0.2
865,000	Foundation Building Materials Holding Company LLC 2021 Term Loan, 3.750%, (US0001M + 3.250%), 02/03/28	858,243	0.2
1,121,865	GYP Holdings III Corp. 2018 Term Loan B, 2.859%, (US0001M + 2.750%), 06/01/25	1,117,833	0.2
1,843,188	Henry Company LLC Term Loan B, 5.000%, (US0003M + 4.000%), 10/05/23	1,848,660	0.4
1,260,352	Interior Logic Group Holdings IV LLC 2018 Term Loan B, 4.107%, (US0003M + 4.000%), 05/30/25	1,256,413	0.3
565,000	Kodiak Building Partners Inc. Term Loan B, 4.000%, (US0003M + 3.250%), 03/12/28	562,175	0.1
146,364	LBM Acquisition LLC Delayed Draw Term Loan, 4.738%, (US0003M + 3.750%), 12/17/27	145,906	0.0
658,636	LBM Acquisition LLC Term Loan B, 4.500%, (US0003M + 3.750%), 12/17/27	656,578	0.1
430,000	LEB Holdings (USA), Inc Term Loan B, 4.750%, (US0003M + 4.000%), 11/02/27	431,344	0.1
2,295,682	MX Holdings US, Inc. Term Loan B1B, 3.500%, (US0001M + 2.750%), 07/31/25	2,298,552	0.5
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Building & Development: (continued)
770,156	Northstar Group Services, INC. 2020 Term Loan B, 6.500%, (US0003M + 5.500%), 11/09/26	$772,403	0.2
739,738	Quikrete Holdings, Inc. Term Loan B, 2.609%, (US0001M + 2.500%), 02/01/27	735,577	0.1
1,008,325	Werner FinCo LP 2017 Term Loan, 5.000%, (US0003M + 4.000%), 07/24/24	1,004,544	0.2
598,446	Wilsonart LLC 2017 Term Loan B, 3.444%, (US0003M + 3.250%), 12/19/23	598,446	0.1
		21,218,478	4.3

	Business Equipment & Services: 12.0%
533,308	24-7 Intouch Inc 2018 Term Loan, 4.859%, (US0001M + 4.750%), 08/25/25	517,308	0.1
2,390,000	AlixPartners, LLP 2021 USD Term Loan B, 3.250%, (US0001M + 2.750%), 02/04/28	2,383,693	0.5
560,000	Ankura Consulting Group, LLC Term Loan, 5.250%, (US0001M + 4.500%), 03/12/28	559,300	0.1
1,322,512	AqGen Ascensus, Inc. 2020 Term Loan, 5.000%, (US0003M + 4.000%), 12/13/26	1,324,166	0.3
1,017,727	Ascend Learning, LLC 2017 Term Loan B, 4.000%, (US0001M + 3.000%), 07/12/24	1,016,561	0.2
2,283,874	Big Ass Fans, LLC 2018 Term Loan, 4.750%, (US0003M + 3.750%), 05/21/24	2,282,446	0.5
871,882	Cambium Learning Group, Inc. Term Loan B, 5.250%, (US0003M + 4.500%), 12/18/25	873,336	0.2
957,600	Camelot U.S. Acquisition 1 Co. 2020 Incremental Term Loan B, 4.000%, (US0001M + 3.000%), 10/30/26	957,600	0.2
555,800	Cardtronics USA, Inc. Term Loan B, 5.000%, (US0001M + 4.000%), 06/29/27	557,189	0.1
1,401,930	Castle US Holding Corporation USD Term Loan B, 3.953%, (US0003M + 3.750%), 01/29/27	1,385,407	0.3

See Accompanying Notes to Financial Statements

23

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
225,000	DG Investment Intermediate Holdings 2, Inc. 2021 2nd Lien Term Loan, 6.944%, (US0003M + 6.750%), 03/18/29	$226,125	0.0
200,866	DG Investment Intermediate Holdings 2, Inc. 2021 Delayed Draw Term Loan, 3.944%, (US0003M + 3.750%), 03/17/28	199,987	0.0
959,134	DG Investment Intermediate Holdings 2, Inc. 2021 Term Loan, 3.861%, (US0001M + 3.750%), 03/17/28	954,938	0.2
2,420,000	Endure Digital Inc. Term Loan, 4.250%, (US0003M + 3.500%), 02/10/28	2,413,447	0.5
1,924,053	EVO Payments International LLC 2018 1st Lien Term Loan, 3.360%, (US0001M + 3.250%), 12/22/23	1,924,293	0.4
483,781	First Advantage Holdings, LLC 2021 Term Loan B, 3.109%, (US0001M + 3.000%), 01/31/27	480,758	0.1
1,394,076	Flexential Intermediate Corporation 2nd Lien Term Loan, 7.434%, (US0003M + 7.250%), 08/01/25	1,212,265	0.2
1,870,899	GreenSky Holdings, LLC 2018 Term Loan B, 3.375%, (US0001M + 3.250%), 03/31/25	1,814,772	0.4
825,000	ION Trading Finance Limited 2021 Term Loan, 4.944%, (US0003M + 4.750%), 03/26/28	826,031	0.2
2,205,870	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 5.000%, (US0003M + 4.000%), 11/21/24	2,211,040	0.4
1,060,000	Ivanti Software, Inc. 2020 Term Loan B, 5.750%, (US0003M + 4.750%), 12/01/27	1,066,360	0.2
2,117,209	KUEHG Corp. 2018 Incremental Term Loan, 4.750%, (US0003M + 3.750%), 02/21/25	2,074,865	0.4
230,000	Mermaid BidCo Inc USD Term Loan B, 5.000%, (US0002M + 4.250%), 12/22/27	230,144	0.0
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Business Equipment & Services: (continued)
1,600,988		Milano Acquisition Corp Term Loan B, 4.750%, (US0003M + 4.000%), 10/01/27	$1,596,985	0.3
709,909		NeuStar, Inc. 2018 Term Loan B4, 4.500%, (US0003M + 3.500%), 08/08/24	675,597	0.1
2,005,000		Nielsen Consumer Inc. 2021 USD Term Loan B, 4.103%, (US0001M + 4.000%), 03/06/28	2,000,489	0.4
465,609		Nielsen Finance LLC 2020 USD Term Loan B5, 4.750%, (US0001M + 3.750%), 06/04/25	468,286	0.1
1,777,751		PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 4.500%, (US0001M + 3.500%), 01/03/25	1,778,446	0.4
1,766,725		Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 3.359%, (US0001M + 3.250%), 05/01/25	1,747,124	0.3
315,000		Protective Industrial Products, Inc 2021 Term Loan, 4.750%, (US0001M + 4.000%), 01/20/28	314,606	0.1
1,010,241		Red Ventures, LLC 2020 Term Loan B2, 2.609%, (US0001M + 2.500%), 11/08/24	985,090	0.2
465,000		Renaissance Holding Corp. 2018 2nd Lien Term Loan, 7.203%, (US0003M + 7.000%), 05/29/26	463,837	0.1
1,270,562		Renaissance Learning, Inc. 2018 Add On Term Loan, 3.359%, (US0001M + 3.250%), 05/30/25	1,241,816	0.2
1,961,105		Research Now Group, Inc. 2017 1st Lien Term Loan, 6.500%, (US0006M + 5.500%), 12/20/24	1,941,494	0.4
841,500		Rockwood Service Corporation 2020 Term Loan, 4.359%, (US0001M + 4.000%), 01/23/27	845,357	0.2
235,433	(1)	Service Logic Acquisition, Inc Delayed Draw Term Loan, 4.194%, (US0003M + 4.000%), 10/29/27	235,727	0.0
959,567		Service Logic Acquisition, Inc Term Loan, 4.750%, (US0003M + 4.000%), 10/29/27	960,767	0.2

See Accompanying Notes to Financial Statements

24

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Business Equipment & Services: (continued)
1,277,705		Solera Holdings, Inc. USD Term Loan B, 2.859%, (US0001M + 2.750%), 03/03/23	$1,272,381	0.3
950,000		Spin Holdco Inc. 2021 Term Loan, 4.750%, (US0003M + 4.000%), 03/01/28	943,350	0.2
2,937,457		Staples, Inc. 7 Year Term Loan, 5.205%, (US0003M + 5.000%), 04/16/26	2,874,119	0.6
1,770,697		SurveyMonkey Inc. 2018 Term Loan B, 3.840%, (US0001W + 3.750%), 10/10/25	1,768,484	0.4
40,323	(1)	Therma Intermediate LLC 2020 Delayed Draw Term Loan, 4.238%, (US0003M + 4.000%), 12/16/27	40,373	0.0
209,153		Therma Intermediate LLC, 2020 Term Loan, 4.750%, (US0003M + 4.000%), 12/16/27	209,415	0.0
350,000		Thoughtworks, Inc. 2021 Term Loan B, 3.750%, (US0003M + 3.250%), 03/23/28	350,000	0.1
309,225		TruGreen Limited Partnership 2020 Term Loan, 4.750%, (US0001M + 4.000%), 11/02/27	309,418	0.1
1,716,870		Verifone Systems, Inc. 2018 1st Lien Term Loan, 4.182%, (US0003M + 4.000%), 08/20/25	1,682,890	0.3
1,924,420		Verscend Holding Corp. 2018 Term Loan B, 4.607%, (US0001M + 4.500%), 08/27/25	1,931,981	0.4
505,000		Virtusa Corporation Term Loan B, 5.000%, (US0001M + 4.250%), 02/11/28	506,262	0.1
1,300,982		West Corporation 2017 Term Loan, 5.000%, (US0003M + 4.000%), 10/10/24	1,261,546	0.3
2,463,843		Yak Access, LLC 2018 1st Lien Term Loan B, 5.109%, (US0001M + 5.000%), 07/11/25	2,263,656	0.5
970,000		Yak Access, LLC 2018 2nd Lien Term Loan B, 10.191%, (US0003M + 10.000%), 07/10/26	799,442	0.2
			58,960,969	12.0

		Cable & Satellite Television: 2.2%
2,875,718		Radiate Holdco, LLC 2020 Term Loan, 4.250%, (US0001M + 3.500%), 09/25/26	2,877,026	0.6
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Cable & Satellite Television: (continued)
1,179,765	Telesat Canada Term Loan B5, 2.860%, (US0001M + 2.750%), 12/07/26	$1,138,473	0.2
1,455,000	UPC Broadband Holding B.V. 2020 USD Term Loan B1, 3.606%, (US0001M + 3.500%), 01/31/29	1,453,052	0.3
1,455,000	UPC Broadband Holding B.V. 2020 USD Term Loan B2, 3.606%, (US0001M + 3.500%), 01/31/29	1,453,052	0.3
998,077	Virgin Media Bristol LLC USD Term Loan N, 2.511%, (US0001M + 2.500%), 01/31/28	990,534	0.2
2,686,507	WideOpenWest Finance LLC 2017 Term Loan B, 4.250%, (US0001M + 3.250%), 08/18/23	2,684,108	0.6
		10,596,245	2.2

	Chemicals & Plastics: 2.2%
1,191,887	Ascend Performance Materials Operations LLC 2021 Term Loan B, 5.500%, (US0003M + 4.750%), 08/27/26	1,209,641	0.3
2,383,251	Composite Resins Holding B.V. 2018 Term Loan B, 5.250%, (US0003M + 4.250%), 08/01/25	2,386,230	0.5
1,088,289	Diamond (BC) B.V. USD Term Loan, 3.109%, (US0001M + 3.000%), 09/06/24	1,084,378	0.2
497,500	Emerald Performance Materials, LLC 2020 Term Loan B, 5.000%, (US0001M + 4.000%), 08/12/25	498,744	0.1
1,034,627	Encapsys, LLC 2020 Term Loan B2, 4.250%, (US0001M + 3.250%), 11/07/24	1,037,214	0.2
1,105,000	INEOS Styrolution US Holding LLC 2021 USD Term Loan B, 3.250%, (US0003M + 2.750%), 01/29/26	1,102,514	0.2
190,000	NIC Acquisition Corp. Second Lien Term Loan, 8.500%, (US0003M + 7.750%), 12/29/28	192,731	0.0
375,000	NIC Acquisition Corp. Term Loan, 4.500%, (US0006M + 3.750%), 12/29/27	373,828	0.1
1,196,991	Polar US Borrower, LLC 2018 1st Lien Term Loan, 4.857%, (US0001M + 4.750%), 10/15/25	1,191,006	0.2

See Accompanying Notes to Financial Statements

25

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Chemicals & Plastics: (continued)
310,000	Potters Industries, LLC Term Loan B, 4.750%, (US0003M + 4.000%), 12/14/27	$310,775	0.1
156,128	PQ Corporation 2020 USD Incremental Term Loan B, 4.000%, (US0003M + 3.000%), 02/07/27	156,420	0.0
1,308,489	Starfruit Finco B.V 2018 USD Term Loan B, 2.860%, (US0001M + 2.750%), 10/01/25	1,290,333	0.3
		10,833,814	2.2

	Consumer, Cyclical: 0.3%
845,000	Mileage Plus Holdings LLC 2020 Term Loan B, 6.250%, (US0003M + 5.250%), 06/21/27	899,514	0.2
385,000	WellPet — TL B 1L, 4.500%, (US0003M + 3.750%), 12/21/27	384,038	0.1
		1,283,552	0.3

	Consumer, Non-cyclical: 0.4%
994,845	Albany Molecular Research, Inc. 2017 1st Lien Term Loan, 4.250%, (US0003M + 3.250%), 08/30/24	996,504	0.2
937,369	Lifescan Global Corporation 2018 1st Lien Term Loan, 6.238%, (US0003M + 6.000%), 10/01/24	909,639	0.2
		1,906,143	0.4

	Containers & Glass Products: 3.5%
1,450,000	Altium Packaging LLC 2021 Term Loan B, 3.250%, (US0003M + 2.750%), 02/03/28	1,436,225	0.3
1,912,872	BWAY Holding Company 2017 Term Loan B, 3.443%, (US0003M + 3.250%), 04/03/24	1,873,248	0.4
1,781,949	Charter NEX US, Inc. 2020 Term Loan, 5.000%, (US0001M + 4.250%), 12/01/27	1,787,378	0.4
1,645,257	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 3.238%, (US0003M + 3.250%), 06/29/25	1,620,431	0.3
1,630,926	Flex Acquisition Company, Inc. 2021 Term Loan, 4.000%, (US0003M + 3.500%), 02/23/28	1,613,852	0.3
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Containers & Glass Products: (continued)
1,528,271		Graham Packaging Company Inc. 2021 Term Loan, 3.750%, (US0001M + 3.000%), 08/04/27	$1,521,267	0.3
1,605,786		Plastipak Packaging, Inc. 2018 Term Loan B, 2.610%, (US0001M + 2.500%), 10/14/24	1,601,939	0.3
731,654		Plaze, Inc. 2020 Incremental Term Loan, 4.500%, (US0001M + 3.750%), 08/03/26	729,825	0.2
1,365,000		Proampac PG Borrower LLC 2020 Term Loan, 5.000%, (US0003M + 4.000%), 11/03/25	1,365,682	0.3
2,194,500		Reynolds Group Holdings Inc. 2020 Term Loan B2, 3.359%, (US0001M + 3.250%), 02/05/26	2,173,240	0.5
340,688		Tosca Services, LLC 2021 Term Loan, 4.250%, (US0001M + 3.500%), 08/18/27	340,830	0.1
157,919	(1)	TricorBraun Holdings, Inc. 2021 Delayed Draw Term Loan, 3.750%, (US0003M + 3.250%), 02/03/28	156,722	0.0
702,081		TricorBraun Holdings, Inc. 2021 Term Loan, 3.750%, (US0003M + 3.250%), 02/03/28	696,761	0.1
			16,917,400	3.5

		Cosmetics/Toiletries: 0.4%
1,174,280		Anastasia Parent, LLC 2018 Term Loan B, 3.953%, (US0003M + 3.750%), 08/11/25	807,905	0.2
1,305,475		Wellness Merger Sub, Inc. 1st Lien Term Loan, 4.109%, (US0001M + 4.000%), 06/30/24	1,294,052	0.2
			2,101,957	0.4

		Drugs: 0.2%
1,196,656		Endo Luxembourg Finance Company I S.a r.l. 2021 Term Loan, 5.194%, (US0003M + 5.000%), 03/10/28	1,193,885	0.2

		Ecological Services & Equipment: 0.4%
1,959,429		GFL Environmental Inc. 2020 Term Loan, 3.500%, (US0003M + 3.000%), 05/30/25	1,962,577	0.4

See Accompanying Notes to Financial Statements

26

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Electronics/Electrical: 15.2%
18,462		Allegro Microsystems, Inc. Term Loan, 4.250%, (US0003M + 3.750%), 09/30/27	$18,438	0.0
2,061,541		ASG Technologies Group, Inc. 2018 Term Loan, 4.500%, (US0003M + 3.500%), 07/31/24	2,035,771	0.4
2,888,808		Banff Merger Sub Inc 2021 USD Term Loan, 3.859%, (US0001M + 3.750%), 10/02/25	2,879,781	0.6
1,969,996		Barracuda Networks, Inc. 1st Lien Term Loan, 4.500%, (US0003M + 3.750%), 02/12/25	1,970,243	0.4
275,000		Barracuda Networks, Inc. 2020 2nd Lien Term Loan, 7.500%, (US0003M + 6.750%), 10/30/28	279,469	0.1
1,204,048		Brave Parent Holdings, Inc. 1st Lien Term Loan, 4.109%, (US0001M + 4.000%), 04/18/25	1,204,951	0.2
1,317,974		By Crown Parent, LLC Term Loan B1, 4.000%, (US0001M + 3.000%), 02/02/26	1,320,445	0.3
260,000		Celestial -Saturn Parent INC 2nd Lien Term Loan, 6.694%, (US0003M + 6.500%), 03/22/29	256,100	0.1
380,000		Cloudera, Inc. Term Loan B, 3.250%, (US0001M + 2.500%), 12/22/27	379,763	0.1
966,995		Cohu, Inc. 2018 Term Loan B, 3.109%, (US0001M + 3.000%), 10/01/25	963,369	0.2
314,213		CommerceHub, Inc. 2020 Term Loan B, 4.750%, (US0001M + 4.000%), 12/29/27	314,998	0.1
211,765	(1)	Constant Contact Inc Delayed Draw Term Loan, 4.194%, (US0003M + 4.000%), 02/10/28	210,706	0.0
788,235		Constant Contact Inc Term Loan, 4.750%, (US0003M + 4.000%), 02/10/28	784,294	0.2
355,000		Cornerstone OnDemand, Inc. 2021 Term Loan B, 3.444%, (US0003M + 3.250%), 04/22/27	355,832	0.1
1,034,806		Cornerstone OnDemand, Inc. Term Loan B, 4.361%, (US0001M + 4.250%), 04/22/27	1,037,285	0.2
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
995,000	Delta TopCo, Inc. 2020 Term Loan B, 4.500%, (US0003M + 3.750%), 12/01/27	$995,000	0.2
1,455,170	EagleView Technology Corporation 2018 Add On Term Loan B, 3.690%, (US0003M + 3.500%), 08/14/25	1,435,388	0.3
1,045,438	Electrical Components International, Inc. 2018 1st Lien Term Loan, 4.359%, (US0001M + 4.250%), 06/26/25	1,023,059	0.2
1,795,975	Epicor Software Corporation 2020 Term Loan, 4.000%, (US0001M + 3.250%), 07/30/27	1,793,543	0.4
950,000	Grab Holdings Inc Term Loan B, 5.500%, (US0006M + 4.500%), 01/29/26	969,000	0.2
1,670,000	Greeneden U.S. Holdings II, LLC 2020 USD Term Loan B, 4.750%, (US0001M + 4.000%), 12/01/27	1,671,670	0.3
960,000	Helios Software Holdings, Inc. 2021 USD Term Loan B, 3.934%, (US0003M + 3.750%), 03/05/28	955,950	0.2
2,902,330	Hyland Software, Inc. 2018 1st Lien Term Loan, 4.250%, (US0001M + 3.500%), 07/01/24	2,903,540	0.6
1,989,513	Imperva, Inc. 1st Lien Term Loan, 5.000%, (US0003M + 4.000%), 01/12/26	1,991,067	0.4
1,368,871	Imperva, Inc. 2nd Lien Term Loan, 8.750%, (US0003M + 7.750%), 01/10/27	1,374,575	0.3
2,343,837	Informatica LLC, 2020 USD Term Loan B, 3.359%, (US0001M + 3.250%), 02/25/27	2,328,457	0.5
260,000	Ivanti Software, Inc. 2021 Add On Term Loan B, 4.750%, (US0003M + 4.000%), 12/01/27	259,350	0.1
1,596,000	LogMeIn, Inc. Term Loan B, 4.854%, (US0001M + 4.750%), 08/31/27	1,594,147	0.3
251,896	MA FinanceCo., LLC USD Term Loan B3, 2.859%, (US0001M + 2.750%), 06/21/24	249,063	0.1

See Accompanying Notes to Financial Statements

27

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
2,632,244	McAfee, LLC 2018 USD Term Loan B, 3.859%, (US0001M + 3.750%), 09/30/24	$2,636,632	0.5
1,208,881	MH Sub I, LLC 2017 1st Lien Term Loan, 3.609%, (US0001M + 3.500%), 09/13/24	1,196,226	0.2
1,685,754	MH Sub I, LLC 2020 Incremental Term Loan, 4.750%, (US0001M + 3.750%), 09/13/24	1,674,823	0.3
615,000	MH Sub I, LLC 2021 2nd Lien Term Loan, 6.359%, (US0001M + 6.250%), 02/12/29	619,100	0.1
655,000	Panther Commercial Holdings L.P Term Loan, 4.712%, (US0003M + 4.500%), 01/07/28	653,636	0.1
1,162,088	Planview Parent, Inc. Term Loan, 4.750%, (US0003M + 4.000%), 12/17/27	1,164,266	0.2
2,199,376	Project Boost Purchaser, LLC 2019 Term Loan B, 3.609%, (US0001M + 3.500%), 06/01/26	2,175,733	0.4
2,282,579	Project Leopard Holdings, Inc. 2019 Term Loan, 5.750%, (US0003M + 4.750%), 07/07/24	2,281,509	0.5
733,235	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 4.462%, (US0003M + 4.250%), 05/16/25	733,999	0.2
2,000,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 8.462%, (US0003M + 8.250%), 05/18/26	1,999,500	0.4
2,615,000	Rackspace Hosting, Inc. 2021 Term Loan, 3.500%, (US0003M + 2.750%), 02/15/28	2,597,676	0.5
2,468,136	RealPage, Inc Term Loan, 3.438%, (US0003M + 3.250%), 02/17/28	2,459,393	0.5
1,007,475	Redstone Buyer LLC Term Loan, 6.000%, (US0003M + 5.000%), 09/01/27	1,014,192	0.2
982,791	Riverbed Technology, Inc. 2020 Term Loan B, 7.000%, (US0003M + 6.000%), 12/31/25	946,653	0.2
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Electronics/Electrical: (continued)
1,554,108		Rocket Software, Inc. 2018 Term Loan, 4.359%, (US0001M + 4.250%), 11/28/25	$1,553,258	0.3
379,050		Sabre GLBL Inc. 2020 Term Loan B, 4.750%, (US0001M + 4.000%), 12/17/27	383,630	0.1
1,701,119		Seattle Spinco, Inc. USD Term Loan B3, 2.859%, (US0001M + 2.750%), 06/21/24	1,681,981	0.3
1,107,473		SolarWinds Holdings, Inc. 2018 Term Loan B, 2.859%, (US0001M + 2.750%), 02/05/24	1,088,646	0.2
1,893,703		SonicWall US Holdings Inc. 1st Lien Term Loan, 3.682%, (US0003M + 3.500%), 05/16/25	1,873,188	0.4
1,695,382		Surf Holdings, LLC USD Term Loan, 3.676%, (US0003M + 3.500%), 03/05/27	1,681,712	0.3
1,109,425		Tech Data Corporation ABL Term Loan, 3.609%, (US0001M + 3.500%), 06/30/25	1,113,931	0.2
468,713		Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 5.254%, (US0003M + 5.000%), 05/29/26	382,001	0.1
756,970	(2)	Travelport Finance (Luxembourg) S.a.r.l. 2020 Super Priority Term Loan, 2.250%, (US0003M + 1.500%) (PIK Rate 6.500%, Cash Rate 2.500%), 02/28/25	773,813	0.2
865,655		Ultimate Software Group Inc(The) 2021 Term Loan, 4.000%, (US0003M + 3.250%), 05/04/26	866,264	0.2
2,689,075		Ultimate Software Group Inc(The) Term Loan B, 3.859%, (US0001M + 3.750%), 05/04/26	2,688,890	0.5
622,716		Ultra Clean Holdings, Inc 2021 Term Loan B, 3.944%, (US0003M + 3.750%), 08/27/25	625,051	0.1
1,402,959		Veritas US Inc. 2020 USD Term Loan B, 6.000%, (US0003M + 5.000%), 09/01/25	1,406,247	0.3
850,000		Watlow Electric Manufacturing Company Term Loan B, 4.194%, (US0003M + 4.000%), 03/02/28	850,004	0.2

See Accompanying Notes to Financial Statements

28

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
518,700	Weld North Education, LLC 2020 Term Loan B, 4.750%, (US0001M + 4.000%), 12/21/27	$518,441	0.1
1,360,607	Xperi Corporation 2020 Term Loan B, 4.109%, (US0001M + 4.000%), 06/02/25	1,365,029	0.3
		74,560,679	15.2

	Equipment Leasing: 0.1%
420,000	Rent-A-Center, Inc. 2021 Term Loan B, 4.750%, (US0001M + 4.000%), 02/17/28	422,450	0.1

	Financial: 0.6%
1,311,597	Blucora, Inc. 2017 Term Loan B, 5.000%, (US0003M + 4.000%), 05/22/24	1,311,597	0.3
1,395,450	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 3.109%, (US0001M + 3.000%), 07/21/25	1,388,037	0.3
		2,699,634	0.6

	Financial Intermediaries: 1.8%
448,864	Advisor Group, Inc. 2021 Term Loan, 4.615%, (US0001M + 4.500%), 07/31/26	449,104	0.1
1,357,619	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 3.109%, (US0001M + 3.000%), 06/15/25	1,340,043	0.3
1,070,000	Citadel Securities LP 2021 Term Loan B, 2.609%, (US0001M + 2.500%), 02/29/28	1,060,136	0.2
917,999	Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B, 2.859%, (US0001M + 2.750%), 08/21/25	901,934	0.2
1,796,425	Deerfield Dakota Holding, LLC 2020 USD Term Loan B, 4.750%, (US0001M + 3.750%), 04/09/27	1,800,916	0.3
1,000,000	Edelman Financial Center, LLC 2021 Term Loan B, 3.944%, (US0003M + 3.750%), 03/15/28	996,500	0.2
849,250	First Eagle Holdings, Inc. 2020 Term Loan B, 2.703%, (US0003M + 2.500%), 02/01/27	839,643	0.2
873,179	VFH Parent LLC 2019 Term Loan B, 3.110%, (US0001M + 3.000%), 03/01/26	871,324	0.2
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Financial Intermediaries: (continued)
544,466		Victory Capital Holdings, Inc. 2021 Term Loan B, 2.439%, (US0003M + 2.250%), 07/01/26	$540,042	0.1
			8,799,642	1.8

		Food Products: 1.7%
994,911		8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 3.611%, (US0001M + 3.500%), 10/01/25	995,800	0.2
1,221,315		Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 4.750%, (US0001M + 3.750%), 07/07/24	1,226,085	0.2
357,888		B&G Foods, Inc. 2019 Term Loan B4, 2.609%, (US0001M + 2.500%), 10/10/26	358,000	0.1
2,708,213		IRB Holding Corp 2020 Fourth Amendment Incremental Term Loan, 4.250%, (US0003M + 3.250%), 12/15/27	2,705,553	0.6
618,100		IRB Holding Corp 2020 Term Loan B, 2.953%, (US0006M + 2.750%), 02/05/25	614,016	0.1
970,000	(3), (4),(5)	NPC International, Inc. 2nd Lien Term Loan, 7.694%, (US0003M + 7.500%), 04/18/25	21,825	0.0
1,089,872		Sigma Bidco B.V. 2018 USD Term Loan B, 3.260%, (US0006M + 3.000%), 07/02/25	1,080,335	0.2
1,227,860		Weber-Stephen Products LLC Term Loan B, 4.000%, (US0001M + 3.250%), 10/30/27	1,229,011	0.3
			8,230,625	1.7

		Food Service: 1.2%
400,571		Fogo De Chao, Inc. 2018 Add On Term Loan, 5.250%, (US0003M + 4.250%), 04/07/25	376,704	0.1
2,539,738		Golden Nugget, Inc. 2017 Incremental Term Loan B, 3.250%, (US0002M + 2.500%), 10/04/23	2,505,452	0.5
1,642,349		H Food Holdings LLC 2018 Term Loan B, 3.796%, (US0001M + 3.688%), 05/23/25	1,630,373	0.3
989,897		Tacala, LLC 1st Lien Term Loan, 4.500%, (US0001M + 3.750%), 02/05/27	985,497	0.2

See Accompanying Notes to Financial Statements

29

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Food Service: (continued)
375,000	Zaxbys Operating Company LLC 1st Lien Term Loan, 4.500%, (US0001M + 3.750%), 12/28/27	$375,410	0.1
		5,873,436	1.2

	Food/Drug Retailers: 1.4%
1,162,182	EG Finco Limited 2018 USD Term Loan, 4.203%, (US0003M + 4.000%), 02/07/25	1,145,621	0.3
1,721,551	Moran Foods, LLC 2020 2nd Lien Term Loan, 11.750%, (US0003M + 10.750%), 10/01/24	1,506,357	0.3
1,354,261	Moran Foods, LLC 2020 Term Loan, 8.000%, (US0003M + 7.000%), 04/01/24	1,415,203	0.3
1,516,900	Portillos Holdings, LLC 2019 1st Lien Term Loan B3, 6.500%, (US0003M + 5.500%), 09/06/24	1,514,056	0.3
1,096,596	United Natural Foods, Inc. Term Loan B, 3.609%, (US0001M + 3.500%), 10/22/25	1,097,530	0.2
		6,678,767	1.4

	Forest Products: 0.6%
470,000	Blount International Inc. 2018 Term Loan B, 4.750%, (US0001M + 3.750%), 04/12/23	471,645	0.1
1,762,688	LABL, Inc. 2021 USD Term Loan B, 4.109%, (US0001M + 4.000%), 07/01/26	1,761,366	0.4
490,000	Spa Holdings 3 Oy USD Term Loan B, 4.194%, (US0003M + 4.000%), 03/11/28	491,429	0.1
		2,724,440	0.6

	Health Care: 8.0%
1,500,463	Accelerated Health Systems, LLC Term Loan B, 3.611%, (US0001M + 3.500%), 10/31/25	1,494,836	0.3
1,385,000	ADMI Corp. 2021 Term Loan B2, 3.750%, (US0001M + 3.250%), 12/23/27	1,374,420	0.3
1,191,250	Air Methods Corporation 2017 Term Loan B, 4.500%, (US0003M + 3.500%), 04/22/24	1,156,349	0.2
249,375	Albany Molecular Research, Inc. 2020 Incremental Term Loan, 4.500%, (US0003M + 3.500%), 08/30/24	250,076	0.0
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Health Care: (continued)
528,675		ASP Navigate Acquisition Corp Term Loan, 5.503%, (US0003M + 4.500%), 10/06/27	$529,336	0.1
1,730,000		Athenahealth, Inc. 2021 Term Loan B1, 4.453%, (US0003M + 4.250%), 02/11/26	1,736,488	0.4
2,760,984		Bausch Health Companies, Inc. 2018 Term Loan B, 3.109%, (US0001M + 3.000%), 06/02/25	2,754,877	0.6
137,595	(1)	Cano Health LLC Delayed Draw Term Loan, 4.988%, (US0006M + 4.750%), 11/19/27	137,724	0.0
376,461		Cano Health LLC Term Loan, 5.500%, (US0003M + 4.750%), 11/19/27	376,814	0.1
355,000		CBI Buyer, Inc. Term Loan, 3.750%, (US0001M + 3.250%), 01/06/28	353,780	0.1
475,000		CCRR Parent, Inc Term Loan B, 4.444%, (US0003M + 4.250%), 03/06/28	476,484	0.1
348		Change Healthcare Holdings LLC 2017 Term Loan B, 3.500%, (US0003M + 2.500%), 03/01/24	348	0.0
1,191,000		Da Vinci Purchaser Corp. 2019 Term Loan, 5.000%, (US0003M + 4.000%), 01/08/27	1,193,233	0.2
1,204,518		DentalCorp Perfect Smile ULC 1st Lien Term Loan, 4.750%, (US0001M + 3.750%), 06/06/25	1,196,990	0.2
1,480,197		Envision Healthcare Corporation 2018 1st Lien Term Loan, 3.859%, (US0001M + 3.750%), 10/10/25	1,279,343	0.3
255,000		eResearchTechnology, Inc. 2021 Incremental Term Loan, 4.694%, (US0003M + 4.500%), 02/04/27	255,538	0.1
2,077,828		ExamWorks Group, Inc. 2017 Term Loan, 4.250%, (US0003M + 3.250%), 07/27/23	2,079,869	0.4
2,832,102		Global Medical Response, Inc. 2017 Term Loan B2, 5.250%, (US0003M + 4.250%), 03/14/25	2,817,942	0.6

See Accompanying Notes to Financial Statements

30

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Health Care: (continued)
886,178		GoodRx, Inc. 1st Lien Term Loan, 2.859%, (US0001M + 2.750%), 10/10/25	$884,332	0.2
1,533,184		Inovalon Holdings, Inc. 2020 Term Loan B1, 2.875%, (US0001M + 2.750%), 04/02/25	1,523,601	0.3
1,185,988		MPH Acquisition Holdings LLC 2016 Term Loan B, 3.750%, (US0003M + 2.750%), 06/07/23	1,181,068	0.2
150,000		National Mentor Holdings, Inc. 2021 2nd Lien Term Loan, 8.000%, (US0003M + 7.250%), 02/16/29	151,125	0.0
239,080	(1)	National Mentor Holdings, Inc. 2021 Delayed Draw Term Loan, 3.938%, (US0003M + 3.750%), 02/18/28	238,141	0.0
72,448		National Mentor Holdings, Inc. 2021 Term Loan C, 4.500%, (US0003M + 3.750%), 02/18/28	72,343	0.0
2,173,453		National Mentor Holdings, Inc. 2021 Term Loan, 4.500%, (US0003M + 3.750%), 02/18/28	2,162,360	0.4
290,000		nThrive, Inc. 2021 1st Lien Term Loan, 4.500%, (US0006M + 3.750%), 01/28/28	288,768	0.1
1,355,529		Ortho-Clinical Diagnostics SA 2018 Term Loan B, 3.359%, (US0001M + 3.250%), 06/30/25	1,354,999	0.3
1,770,000		Packaging Coordinators Midco, Inc. 2020 Term Loan, 4.500%, (US0003M + 3.750%), 11/30/27	1,771,382	0.4
713,083		Pathway Vet Alliance LLC 2021 Term Loan, 3.859%, (US0001M + 3.750%), 03/31/27	710,982	0.1
654,585		PetVet Care Centers, LLC 2021 Term Loan B3, 4.250%, (US0001M + 3.500%), 02/14/25	653,971	0.1
1,839,731		Phoenix Guarantor Inc 2020 Term Loan B, 3.361%, (US0001M + 3.250%), 03/05/26	1,828,041	0.4
190,000		Phoenix Guarantor Inc 2021 Term Loan B, 3.694%, (US0003M + 3.500%), 03/05/26	189,109	0.0
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Health Care: (continued)
299,250	Pluto Acquisition I, Inc. 2020 Incremental Term Loan B, 5.500%, (US0001M + 5.000%), 06/22/26	$299,624	0.1
250,000	PointClickCare Technologies, Inc. Term Loan B, 3.750%, (US0003M + 3.000%), 12/29/27	250,156	0.1
1,415,000	Project Ruby Ultimate Parent Corp. 2021 Term Loan, 4.000%, (US0003M + 3.250%), 03/03/28	1,410,872	0.3
1,882,803	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 3.859%, (US0001M + 3.750%), 11/16/25	1,881,037	0.4
513,713	RxBenefits, Inc. 2020 Term Loan, 6.000%, (US0003M + 5.250%), 12/17/27	513,713	0.1
1,035,000	Sotera Health Holdings, LLC 2021 Term Loan, 3.250%, (US0003M + 2.750%), 12/11/26	1,033,706	0.2
513,713	Unified Physician Management, LLC 2020 Term Loan, 5.000%, (US0001M + 4.250%), 12/16/27	515,425	0.1
760,000	Virgin Pulse, Inc. 2021 Term Loan, 4.194%, (US0003M + 4.000%), 03/30/28	756,200	0.2
		39,135,402	8.0

	Home Furnishings: 0.3%
1,400,580	Prime Security Services Borrower, LLC 2021 Term Loan, 3.500%, (US0003M + 2.750%), 09/23/26	1,395,578	0.3

	Industrial: 0.4%
838,769	Cornerstone Building Brands, Inc. 2018 Term Loan, 3.856%, (US0001M + 3.750%), 04/12/25	839,084	0.2
1,080,678	Verra Mobility Corporation 2020 Term Loan B, 3.359%, (US0001M + 3.250%), 02/28/25	1,078,089	0.2
		1,917,173	0.4

	Industrial Equipment: 2.8%
2,029,913	Alliance Laundry Systems LLC Term Loan B, 4.250%, (US0003M + 3.500%), 10/08/27	2,028,222	0.4

See Accompanying Notes to Financial Statements

31

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Industrial Equipment: (continued)
1,446,588	APi Group DE, Inc. Term Loan B, 2.609%, (US0001M + 2.500%), 10/01/26	$1,444,101	0.3
1,391,459	CPM Holdings, Inc. 2018 1st Lien Term Loan, 3.615%, (US0001M + 3.500%), 11/17/25	1,359,862	0.3
1,950,086	Filtration Group Corporation 2018 1st Lien Term Loan, 3.115%, (US0001M + 3.000%), 03/29/25	1,925,710	0.4
1,523,488	Gardner Denver, Inc. 2020 USD Term Loan B, 2.857%, (US0001M + 2.750%), 03/01/27	1,522,377	0.3
1,837,363	Granite Holdings US Acquisition Co. 2021 Term Loan B, 4.203%, (US0003M + 4.000%), 09/30/26	1,835,066	0.4
370,000	I-Logic Technologies Bidco Limited 2021 USD Term Loan B, 4.500%, (US0003M + 4.000%), 02/16/28	370,231	0.1
1,120,000	Kenan Advantage Group, Inc. 2021 Term Loan B, 3.861%, (US0001M + 3.750%), 03/12/26	1,116,850	0.2
1,042,125	Star US Bidco LLC Term Loan B, 5.250%, (US0001M + 4.250%), 03/17/27	1,034,960	0.2
1,211,963	Vertical Midco GmbH USD Term Loan B, 4.478%, (US0006M + 4.250%), 07/30/27	1,216,002	0.2
		13,853,381	2.8

	Insurance: 5.5%
2,744,901	Acrisure, LLC 2020 Term Loan B, 3.703%, (US0003M + 3.500%), 02/13/27	2,689,729	0.5
2,787,601	Alera Group Holdings, Inc. 2018 Term Loan B, 4.500%, (US0001M + 4.000%), 08/01/25	2,791,086	0.6
1,104,004	Alliant Holdings Intermediate, LLC 2018 Term Loan B, 3.359%, (US0001M + 3.250%), 05/09/25	1,091,200	0.2
1,375,276	Alliant Holdings Intermediate, LLC Term Loan B, 3.359%, (US0001M + 3.250%), 05/09/25	1,360,663	0.3
1,135,000	AmWINS Group, Inc. 2021 Term Loan B, 3.000%, (US0001M + 2.250%), 02/17/28	1,129,021	0.2
Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Insurance: (continued)
1,780,000		Applied Systems, Inc. 2017 1st Lien Term Loan, 3.500%, (US0003M + 3.000%), 09/19/24	$1,776,385	0.4
255,000		Applied Systems, Inc. 2021 2nd Lien Term Loan, 6.250%, (US0003M + 5.500%), 09/19/25	256,913	0.1
1,783,938		Aretec Group, Inc. 2018 Term Loan, 4.359%, (US0003M + 4.250%), 10/01/25	1,787,505	0.4
2,811,810		AssuredPartners, Inc. 2020 Term Loan B, 3.609%, (US0001M + 3.500%), 02/12/27	2,784,130	0.6
1,026,322		CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.000%, (US0001M + 3.000%), 04/29/24	1,026,535	0.2
1,189,167		Hub International Limited 2018 Term Loan B, 3.215%, (US0003M + 3.000%), 04/25/25	1,173,824	0.2
1,729,027		NFP Corp. 2020 Term Loan, 3.359%, (US0001M + 3.250%), 02/15/27	1,705,073	0.3
169,355	(1)	OneDigital Borrower LLC 2020 Delayed Draw Term Loan, 4.688%, (US0003M + 3.500%), 11/16/27	169,638	0.0
1,715,645		OneDigital Borrower LLC 2020 Term Loan, 5.250%, (US0003M + 4.500%), 11/16/27	1,718,505	0.4
711,425		Ryan Specialty Group, LLC Term Loan, 4.000%, (US0003M + 3.000%), 09/01/27	712,611	0.1
1,732,669		Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 3.359%, (US0001M + 3.250%), 12/31/25	1,710,333	0.3
994,930		Sedgwick Claims Management Services, Inc. 2019 Term Loan B, 3.859%, (US0001M + 3.750%), 09/03/26	991,013	0.2
1,259,348		USI, Inc. 2017 Repriced Term Loan, 3.203%, (US0003M + 3.000%), 05/16/24	1,246,417	0.3
960,300		USI, Inc. 2019 Incremental Term Loan B, 3.449%, (US0003M + 3.250%), 12/02/26	952,069	0.2
			27,072,650	5.5

See Accompanying Notes to Financial Statements

32

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Leisure Good/Activities/Movies: 2.6%
349,555		24 Hour Fitness Worldwide, Inc. 2020 Exit Term Loan, 5.193%, (US0003M + 5.000%), 12/29/25	$308,483	0.1
561,574		24 Hour Fitness Worldwide, Inc. 2021 Delayed Draw Term Loan, 14.000%, (US0003M + 14.000%), 08/26/22	561,574	0.1
183,150		Alterra Mountain Company 2020 Term Loan B, 5.500%, (US0001M + 4.500%), 08/01/26	183,951	0.0
718,660		AMC Entertainment Holdings Inc. 2019 Term Loan B, 3.203%, (US0003M + 3.000%), 04/22/26	624,015	0.1
438,900		Arches Buyer Inc. 2021 Term Loan B, 3.750%, (US0001M + 3.250%), 12/06/27	436,797	0.1
1,737,122		ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 2.953%, (US0003M + 2.750%), 09/18/24	1,637,237	0.3
7,225	(2)	Crown Finance US, Inc. 2020 Term Loan B1, 7.203%, (US0003M + 7.000%) (PIK Rate 8.250%, Cash Rate 7.000%), 05/23/24	9,183	0.0
1,058,485		Fitness International, LLC 2018 Term Loan B, 4.250%, (US0001M + 3.250%), 04/18/25	977,908	0.2
1,934,395		Intrawest Resorts Holdings, Inc. Term Loan B1, 2.859%, (US0001M + 2.750%), 07/31/24	1,913,359	0.4
953,666		National CineMedia, LLC 2021 Incremental Term Loan, 9.000%, (US0003M + 8.000%), 12/20/24	896,446	0.2
370,000		RV Retailer, LLC Term Loan B, 4.750%, (US0003M + 4.000%), 01/28/28	369,537	0.1
755,843		SRAM, LLC 2018 Term Loan B, 3.750%, (US0003M + 2.750%), 03/15/24	757,732	0.2
1,770,577		Thor Industries, Inc. USD Term Loan B, 3.859%, (US0003M + 3.750%), 02/01/26	1,776,995	0.4
1,612,875		WeddingWire, Inc. 1st Lien Term Loan, 4.712%, (US0003M + 4.500%), 12/19/25	1,604,811	0.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Leisure Good/Activities/Movies: (continued)
600,000	WeddingWire, Inc. 2nd Lien Term Loan, 8.462%, (US0003M + 8.250%), 12/21/26	$576,000	0.1
		12,634,028	2.6

	Lodging & Casinos: 2.9%
1,116,563	Aristocrat Leisure Limited 2020 Incremental Term Loan B, 4.750%, (US0003M + 3.750%), 10/19/24	1,122,245	0.2
469,855	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 2.859%, (US0001M + 2.750%), 12/23/24	463,101	0.1
2,567,736	Caesars Resort Collection, LLC 2020 Term Loan B1, 4.609%, (US0001M + 4.500%), 07/21/25	2,575,919	0.5
2,519,656	Everi Payments Inc. Term Loan B, 3.500%, (US0001M + 2.750%), 05/09/24	2,506,833	0.5
2,031,250	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 3.750%, (US0001M + 3.000%), 10/21/24	2,011,784	0.4
1,881,950	PCI Gaming Authority Term Loan, 2.609%, (US0001M + 2.500%), 05/29/26	1,871,511	0.4
1,636,121	Scientific Games International, Inc. 2018 Term Loan B5, 2.859%, (US0001M + 2.750%), 08/14/24	1,606,671	0.3
1,429,510	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 3.693%, (US0003M + 3.500%), 07/10/25	1,433,977	0.3
765,000	The Enterprise Development Authority Term Loan B, 4.438%, (US0003M + 4.250%), 02/18/28	768,347	0.2
		14,360,388	2.9

	Nonferrous Metals/Minerals: 0.7%
1,336,122	Covia Holdings Corporation 2020 PIK Take Back Term Loan, 5.000%, (US0003M + 4.000%), 07/31/26	1,296,455	0.2
2,459,310	U.S. Silica Company 2018 Term Loan B, 5.000%, (US0001M + 4.000%), 05/01/25	2,375,430	0.5
		3,671,885	0.7

See Accompanying Notes to Financial Statements

33

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Oil & Gas: 1.3%
1,346,418	Brazos Delaware II, LLC Term Loan B, 4.194%, (US0003M + 4.000%), 05/21/25	$1,258,901	0.3
2,670,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 7.750%, (US0001M + 6.750%), 10/29/25	2,494,781	0.5
1,395,473	Glass Mountain Pipeline Holdings, LLC Term Loan B, 5.500%, (US0003M + 4.500%), 12/23/24	362,823	0.1
947,270	HGIM Corp. 2018 Exit Term Loan, 7.000%, (US0003M + 6.000%), 07/02/23	534,024	0.1
1,506,669	Oryx Midstream Holdings LLC Term Loan B, 4.107%, (US0001M + 4.000%), 05/22/26	1,474,965	0.3
		6,125,494	1.3

	Publishing: 0.5%
830,830	Alchemy Copyrights, LLC Term Loan B, 3.500%, (US0001M + 3.000%), 03/10/28	834,985	0.2
1,488,750	Meredith Corporation 2020 Incremental Term Loan B, 5.250%, (US0003M + 4.250%), 01/31/25	1,517,036	0.3
		2,352,021	0.5

	Radio & Television: 3.5%
1,652,182	Clear Channel Outdoor Holdings, Inc. Term Loan B, 3.712%, (US0003M + 3.500%), 08/21/26	1,591,553	0.3
1,074,398	Cumulus Media New Holdings Inc. Term Loan B, 4.750%, (US0003M + 3.750%), 03/31/26	1,063,319	0.2
2,812,150	Diamond Sports Group, LLC Term Loan, 3.360%, (US0001M + 3.250%), 08/24/26	1,993,112	0.4
1,184,803	Entercom Media Corp. 2019 Term Loan, 2.609%, (US0001M + 2.500%), 11/18/24	1,162,032	0.2
1,707,452	iHeartCommunications, Inc. 2020 Term Loan, 3.109%, (US0001M + 3.000%), 05/01/26	1,690,226	0.4
1,392,281	NASCAR Holdings, Inc Term Loan B, 2.859%, (US0001M + 2.750%), 10/19/26	1,385,754	0.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Radio & Television: (continued)
1,860,946	Nexstar Broadcasting, Inc. 2019 Term Loan B4, 2.615%, (US0001M + 2.500%), 09/18/26	$1,849,648	0.4
982,378	Sinclair Television Group Inc. Term Loan B2B, 2.610%, (US0001M + 2.500%), 09/30/26	971,326	0.2
2,684,143	Terrier Media Buyer, Inc. 2021 Term Loan, 3.609%, (US0001M + 3.500%), 12/17/26	2,663,803	0.5
1,356,649	Univision Communications Inc. 2020 Term Loan B, 4.750%, (US0001M + 3.750%), 03/15/26	1,357,413	0.3
1,302,214	Univision Communications Inc. Term Loan C5, 2.857%, (US0001M + 2.750%), 03/15/24	1,294,787	0.3
		17,022,973	3.5

	Retailers (Except Food & Drug): 2.1%
157,461	Belk, Inc. 2021 FLFO Term Loan, 8.500%, (US0003M + 7.500%), 07/31/25	157,461	0.0
1,615,000	CNT Holdings I Corp 2020 Term Loan, 4.500%, (US0006M + 3.750%), 11/08/27	1,612,981	0.3
825,000	Franchise Group Intermediate Holdco, LLC 2021 First Out Term Loan B, 5.500%, (US0003M + 4.750%), 02/17/26	827,066	0.2
1,725,675	Great Outdoors Group, LLC 2021 Term Loan B, 5.000%, (US0006M + 4.250%), 03/06/28	1,728,552	0.4
2,788,013	Harbor Freight Tools USA, Inc. 2020 Term Loan B, 3.750%, (US0001M + 3.000%), 10/19/27	2,789,582	0.6
1,643,142	Leslies Poolmart, Inc. 2021 Term Loan B, 3.250%, (US0001M + 2.750%), 03/04/28	1,636,468	0.3
615,247	Mens Wearhouse, Inc. (The) 2020 Take Back Term Loan, 9.000%, (US0003M + 8.000%), 12/01/25	482,969	0.1
210,788	Mens Wearhouse, Inc. (The) 2020 Term Loan, 12.000%, (US0003M + 11.000%), 06/01/25	204,464	0.0

See Accompanying Notes to Financial Statements

34

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

	Retailers (Except Food & Drug): (continued)
840,000	Petco Animal Supplies, Inc. 2021 Term Loan B, 4.000%, (US0003M + 3.250%), 02/24/28	$837,450	0.2
		10,276,993	2.1

	Surface Transport: 1.0%
375,000	American Trailer World Corp. Term Loan B, 4.500%, (US0001M + 3.750%), 02/17/28	372,891	0.1
1,686,475	Navistar International Corporation 2017 1st Lien Term Loan B, 3.620%, (US0001M + 3.500%), 11/06/24	1,689,215	0.4
1,500,000	PODS, LLC 2021 Term Loan B, 3.194%, (US0003M + 3.000%), 03/24/28	1,494,687	0.3
1,148,866	Savage Enterprises LLC 2020 Term Loan B, 3.110%, (US0001M + 3.000%), 08/01/25	1,150,590	0.2
		4,707,383	1.0

	Technology: 0.4%
2,248,940	Misys (Finastra)—TL B 1L, 4.500%, (US0003M + 3.500%), 06/13/24	2,207,357	0.4

	Telecommunications: 5.8%
905,357	Altice Financing SA 2017 USD Term Loan B, 2.856%, (US0001M + 2.750%), 07/15/25	888,759	0.2
905,975	Altice Financing SA USD 2017 1st Lien Term Loan, 2.953%, (US0003M + 2.750%), 01/31/26	888,988	0.2
1,636,250	Altice France S.A. USD Term Loan B11, 2.859%, (US0001M + 2.750%), 07/31/25	1,609,077	0.3
1,796,265	Altice France S.A. USD Term Loan B12, 3.794%, (US0001M + 3.688%), 01/31/26	1,783,242	0.4
955,087	Asurion LLC 2018 Term Loan B7, 3.109%, (US0001M + 3.000%), 11/03/24	952,551	0.2
3,474,948	Asurion LLC 2020 Term Loan B8, 3.359%, (US0001M + 3.250%), 12/23/26	3,456,851	0.7
530,000	Asurion LLC 2021 2nd Lien Term Loan B3, 5.359%, (US0001M + 5.250%), 01/31/28	540,467	0.1
2,047,235	Avaya, Inc. 2020 Term Loan B, 4.356%, (US0001M + 4.250%), 12/15/27	2,049,368	0.4
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)

	Telecommunications: (continued)
822,384	Cablevision Lightpath LLC Term Loan B, 3.750%, (US0001M + 3.250%), 11/30/27	$822,299	0.2
1,360,000	CCI Buyer, Inc. Term Loan, 4.750%, (US0003M + 4.000%), 12/17/27	1,363,683	0.3
1,799,857	CommScope, Inc. 2019 Term Loan B, 3.359%, (US0001M + 3.250%), 04/06/26	1,791,608	0.4
2,410,650	Connect Finco Sarl 2021 Term Loan B, 4.500%, (US0001M + 3.500%), 12/11/26	2,404,624	0.5
871,086	Consolidated Communications, Inc. 2020 Term Loan B, 5.750%, (US0001M + 4.750%), 10/02/27	873,481	0.2
1,249,375	Eagle Broadband Investments LLC Term Loan, 3.750%, (US0003M + 3.000%), 11/12/27	1,248,008	0.2
1,765,040	Global Tel*Link Corporation 2018 1st Lien Term Loan, 4.359%, (US0001M + 4.250%), 11/29/25	1,667,044	0.3
1,447,028	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 8.359%, (US0001M + 8.250%), 11/29/26	1,120,241	0.2
1,821,600	Iridium Satellite LLC 2021 Term Loan B, 3.750%, (US0001M + 2.750%), 11/04/26	1,828,269	0.4
487,034	Northwest Fiber, LLC 2021 Term Loan, 3.927%, (US0001M + 3.750%), 04/30/27	487,034	0.1
1,477,299	Zayo Group Holdings, Inc. USD Term Loan, 3.109%, (US0001M + 3.000%), 03/09/27	1,467,340	0.3
940,000	Ziggo Financing Partnership USD Term Loan I, 2.606%, (US0001M + 2.500%), 04/30/28	931,710	0.2
		28,174,644	5.8

	Utilities: 0.9%
2,142,533	Nautilus Power, LLC Term Loan B, 5.250%, (US0001M + 4.250%), 05/16/24	2,128,666	0.4
938,328	Sabre Industries, Inc. 2019 Term Loan B, 3.359%, (US0001M + 3.250%), 04/15/26	938,328	0.2

See Accompanying Notes to Financial Statements

35

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Utilities: (continued)
1,600,950		Southeast PowerGen, LLC Term Loan B, 4.500%, (US0001M + 3.500%), 12/02/21	$1,560,926	0.3
			4,627,920	0.9
		Total Loans (Cost $462,079,137)	459,064,471	93.8

Shares			Value	Percentage of Net Assets

EQUITIES AND OTHER ASSETS: 0.9%
408,271	(6)	24 Hour Fitness Worldwide, Inc.	867,576	0.2
544,388	(6)	24 Hour Fitness Worldwide, Inc. — Preferred	1,360,970	0.3
50,201		Cineworld Group PLC	41,455	0.0
132,618	(6),(7)	Covia Specialty Minerals, Inc.	1,044,367	0.2
69,381	(6)	Cumulus Media, Inc. Class-A	632,061	0.1
3,799	(6)	Harvey Gulf International Marine LLC	15,196	0.0
8,527	(6)	Harvey Gulf International Marine LLC — Warrants	34,108	0.0
7,471	(6)	iQor	100,208	0.0
102,480	(6)	Longview Power LLC	230,580	0.1
11,573	(6)	Mens Wearhouse, Inc.	8,680	0.0
88,701	(6),(8)	Save-A-Lot, Inc. / Moran Foods	—	0.0
42,856	(6)	The Oneida Group (formerly EveryWare Global, Inc.)	1,285	0.0
		Total Equities and Other Assets (Cost $4,904,047)	4,336,486	0.9
		Total Long-Term Investments (Cost $466,983,184)	463,400,957	94.7

SHORT-TERM INVESTMENTS: 11.7%
		Mutual Funds: 11.7%
57,487,690	(9)	State Street Institutional Liquid Reserves Fund—Premier Class, 0.070% (Cost $57,504,936)	57,504,936	11.7
		Total Short-Term Investments (Cost $57,504,936)	57,504,936	11.7
		Total Investments (Cost $524,488,120)	$520,905,893	106.4
		Liabilities in Excess of Other Assets	(31,323,237)	(6.4)
		Net Assets	$489,582,656	100.0
*	Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 9 for additional details.
(2)	All or a portion of this Loan is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.
(3)	Defaulted loan. Currently, the borrower is partially or fully in default with respect to principal and/or interest payments.
(4)	The borrower has filed for protection in federal bankruptcy court.
(5)	Senior Loan is on non-accrual status at March 31, 2021.
(6)	Non-income producing security.
(7)	Restricted security as to resale, excluding Rule 144A securities. As of March 31, 2021, the Fund held restricted securities with a fair value of $1,044,367 or 0.2% of net assets. Please refer to the table below for additional details.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(9)	Rate shown is the 7-day yield as of March 31, 2021.

Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0001W	2-week LIBOR
US0002M	3-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR

See Accompanying Notes to Financial Statements

36

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2021 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2021
Asset Table
Investments, at fair value
Loans	$—	$459,064,471	$—	$459,064,471
Equities and Other Assets	632,061	3,704,425	—	4,336,486
Short-Term Investments	57,504,936	—	—	57,504,936
Total Investments, at fair value	$58,136,997	$462,768,896	$—	$520,905,893

ˆ    See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2021, Voya Floating Rate Fund held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Covia Specialty Minerals, Inc.	12/31/2020	$928,326	$1,044,367
		$928,326	$1,044,367

At March 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $524,840,232.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$4,788,632
Gross Unrealized Depreciation	(8,722,971)
Net Unrealized Depreciation	$(3,934,339)

See Accompanying Notes to Financial Statements

37

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2021 were as follows:

Fund Name	Type	Per Share Amount
Voya Floating Rate Fund
Class A	NII	$0.2812
Class C	NII	$0.2162
Class I	NII	$0.3029
Class P	NII	$0.3666
Class R	NII	$0.2596
Class W	NII	$0.3029

NII — Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 97.78% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

38

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007–Present January 2020–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009– Present).	132	Dentaquest (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	132	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	132	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Trustee	August 2015–Present	Retired.	132	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	132	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006–Present	Consultant (May 2001–Present).	132	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015–Present	Retired.	132	None.

39

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	132	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Voya Investments Distributor, LLC (April 2018–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2021.

40

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015–September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020–Present March 2020–Present
Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020–Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present). Formerly, Vice President, Voya Investments, LLC (September 2018–March 2020); Consultant, DA Capital LLC (January 2016–March 2017).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020–Present
Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021–Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–March 2021); Vice President, Mutual Fund Compliance (March 2014–June 2016).

41

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present) and Voya Funds Services, LLC (March 2006– Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–April 2018).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015– Present) and Voya Funds Services, LLC (September 2004–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020–Present
Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President, Counsel II, Voya Investment Management — Mutual Fund Legal Department (January 2013–September 2020).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

42

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 19, 2020, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the management and sub-advisory contracts, and who are not “interested persons” of Voya Floating Rate Fund, a series of the Trust (the “Fund”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2021.

In addition to the Board meeting on November 19, 2020, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the

Fund’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Fund’s prospectus. In addition, the Board considered the Fund’s investment performance compared to an additional performance peer group that is approved by the Fund’s IRC due to the unique investment structure or strategy of the Fund. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that while the Fund did not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board also considered the extent to which the Manager currently waives management fees and/or reimburses the Fund for other Fund-level expenses at different rates for different share classes (“Differential Fee Waiver”), including the basis for the Manager’s determination that any Differential Fee Waiver does not and will not result in any cross-subsidization by one share class of another share class. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund Analysis

Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark and, as applicable, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Fund is ranked in the fifth quintile of its Morningstar category for all periods presented; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the factors that impacted the Fund’s performance during certain periods, including loan selection and the Fund’s more conservative positioning vis-a-vis the peer funds in its Morningstar category, including its strategy to avoid the lower rated loans that its peer funds may invest in; and (2) its confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) its belief that the Fund’s pricing is competitive; and (2) as a result of the Board’s request during the 2020 annual contract renewal cycle, the contractual management fee rate was reduced, management fee rate breakpoints were added at certain asset levels, and lower expense limits were implemented for each class of the Fund, effective on January 1, 2021.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts, 02116

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com
163061 (0321-052521)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended March 31, 2021 and March 31, 2020 and the amount of fees that the previous independent public accounting firm billed to the Fund during the Fund’s fiscal year ended March 31, 2021 and March 31, 2020.

(a)	Audit Fees(1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“EY”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $173,700 for the year ended March 31, 2021 and $178,200 for the year ended March 31, 2020.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended March 31, 2021 and $0 for the year ended March 31, 2020.

(c)	Tax Fees(2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $61,300 for the year ended March 31, 2021 and $15,325 for the year ended March 31, 2020. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees(3): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended March 31, 2021 and $0 for the year ended March 31, 2020.

(1) For the fiscal years ended March 31, 2021, and March 31, 2020, the previous independent public accounting firm billed $0 and $9,614, respectively, for Audit Fees.

(2) For the fiscal years ended March 31, 2021, and March 31, 2020, the previous independent public accounting firm billed $13,380 and $63,930, respectively, for Tax Fees.

(3) For the fiscal years ended March 31, 2021, and March 31, 2020, the previous independent public accounting firm billed $0 and $3,914, respectively, for All Other Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.        Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.        Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.     Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.    Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 19, 2020

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2021 to December 31, 2021

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended March 31, 2021 and March 31, 2020; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2021(1)	2020(1)
Voya Funds Trust	$61,300	$15,325
Voya Investments, LLC (2)	$14,017,470	$13,793,519

(1) For the years ended March 31, 2021 and March 31, 2020, the previous independent public accounting firm billed the Registrant $13,380 and $67,844, respectively, for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: June 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: June 7, 2021

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 7, 2021